THE INVESTMENT STRATEGY PYRAMID

As a Franklin Valuemark Life policy owner, you can invest in up to nine investment options at one time. When selecting an option, there are two things you may wish to consider: 1) your investment objective; and 2) the degree of risk with which you feel comfortable. Before you make these decisions, you may want to review the investment strategy pyramid pictured below. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return -- categories that generally entail a greater degree of investment risk as well. Of course, you should review the Franklin Valuemark Funds prospectus for more information about a specific option.



                 Capital Growth Fund
                 Mutual Discovery Securities Fund
                 Precious Metals Fund*
                 Small Cap Fund
                 Templeton Developing Markets
                 Equity Fund
                 Templeton Global Growth Fund
                 Templeton International Equity Fund
                 Templeton International Smaller Companies Fund
                 Templeton Pacific Growth Fund

           Growth and Income Fund
           Income Securities Fund
           Mutual Shares Securities Fund
           Real Estate Securities Fund
           Rising Dividends Fund
           Templeton Global Asset Allocation Fund
           Utility Equity Fund

      High Income Fund
      Templeton Global Income Securities Fund+
      U.S. Gov't. Securities Fund
      Three Zero Coupon Funds
      maturing in 2000, 2005, 2010

      Money Market Fund

*The Board has approved for policy owner consideration changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a fund which invests primarily in natural resources industries. Policy owners of record as of January 21, 1997, are entitled to vote at the April 4, 1997, meeting. If approved, the change would take effect on May 1, 1997.

+Effective May 1, 1996, the Global Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

For service regarding your contract, please contact your investment representative. You may also call 1-800/624-0197 (Valuemark deferred variable annuity), 1-800/774-5001 (VIP), or 1-800/342-FUND (Franklin Valuemark Funds). To ensure the highest quality of service, telephone calls to or from a Valuemark service center may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                                      LETTER TO POLICY OWNERS


Table of Contents                                     Page

Letter to Policy Owners                                 1
Economic Overview                                       3
Change in Unit Prices                                   5
Portfolio Objectives                                    6
Portfolio Profiles
Portfolios Seeking Capital Growth
    Capital Growth Fund                                10
    Mutual Discovery Securities Fund                   10
    Precious Metals Fund                               11
    Small Cap Fund                                     12
    Templeton Developing Markets Equity Fund           13
    Templeton Global Growth Fund                       13
    Templeton International Equity Fund                15
    Templeton International
     Smaller Companies Fund                            15
    Templeton Pacific Growth Fund                      16
Portfolios Seeking Growth and Income
    Growth and Income Fund                             17
    Income Securities Fund                             18
    Mutual Shares Securities Fund                      19
    Real Estate Securities Fund                        19
    Rising Dividends Fund                              21
    Templeton Global Asset Allocation Fund             22
    Utility Equity Fund                                23
Portfolios Seeking Current Income
    High Income Fund                                   24
    Templeton Global Income Securities Fund            24
    U.S. Government Securities Fund                    25
    Zero Coupon Funds                                  26
Portfolio Seeking Capital Preservation and Income
    Money Market Fund                                  27
Index Comparisons                                      28
Index Definitions                                      36
Allianz Life Variable Account A
    Financial Statements and Notes                     38
Franklin Valuemark Funds
    Statement of Investments                           70
    Financial Statements and Notes                    165


                                                      February 14, 1997
Dear Policy Owner:

This annual report covers the year ended December 31, 1996, for Franklin Valuemark(R) Life, Allianz ValueLife, and the Franklin Valuemark Funds.*



*As of December 31, 1996, Franklin Valuemark(R) Life is not available in the following states: Washington D.C., New Jersey, New York, Pennsylvania, and Vermont. As of December 31, 1996, Allianz ValueLife is not available for sale in the following states: Washington D.C., Maine, New Jersey and New York.

We introduced two new Valuemark portfolios over the reporting period. On November 8, 1996, we added the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. Mutual Discovery seeks capital appreciation through a policy of investing in domestic and foreign equity securities. Mutual Shares seeks capital appreciation, with current income as a secondary objective.

On October 25, 1996, shares of the Adjustable U.S. Government Fund and the Investment Grade Intermediate Bond Fund were replaced by shares of the U.S. Government Securities Fund. The substitution is designed to benefit policy owners by consolidating the assets of portfolios with similar investment objectives, strategies and risks, thereby potentially lowering operating expenses.

On the following pages you will find a summary covering global market conditions over the past six months, as well as discussions of each portfolio's performance. It is important to remember that financial markets fluctuate daily and past investment conditions and results are not indicative of future trends.

We look to the future with confidence and believe Franklin Valuemark(R) Life and Allianz ValueLife will continue to be appropriate vehicles for tax-conscious investors seeking to meet their long-term retirement and other financial needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,



Rupert H. Johnson, Jr.
Director and Executive Vice President
Franklin Valuemark Funds



Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company
of North America



Mutual Series Managers
Come to Valuemark

In November 1996, Heine Securities Corporation, advisers of the Mutual Series Funds, joined forces with the Franklin Templeton Group. What's more, as of November 8, 1996, Franklin Valuemark began offering models of two Mutual Series Funds -- Mutual Discovery and Mutual Shares -- to existing policy owners.

Although the new Valuemark portfolios will perform differently than the public funds due to differences in size, investments held, and other factors, they will be managed by Michael Price and his team, using the same value investment approach.


ECONOMIC OVERVIEW FOR 1996

A Strong U.S. Economy

At the end of 1995, the U.S. economy appeared to be stalled and on the verge of a recession. At that time, few could accurately predict the record-setting climb of the stock market that would occur in the 12 months to follow. Consistent employment growth, strong personal income and rising financial asset values helped consumer spending rebound in the first and second quarters of 1996. Gross Domestic Product (GDP) grew at an annualized rate of 4.7% during the second quarter. As the third quarter ended, the national unemployment rate remained low, leading many bond investors to speculate that economic growth could accelerate and lead to increased inflation. A saving grace came in the third quarter when consumers didn't open their wallets as often as they had earlier in the year (growth fell to an annualized rate of 2.2% by September 30, 1996). But fourth quarter economic reports showed that activity in key sectors had picked up, reviving inflation expectations and pushing interest rates -- and bond yields -- higher. The 30-year U.S. Treasury bond finished the year yielding 6.65%, significantly higher than its 5.96% yield on December 31, 1995.


U.S. Equities Post Banner Year

Record amounts of capital poured into mutual funds in 1996, and the Dow Jones Industrial Average(R) (the Dow) set an unprecedented 44 records -- including closing above the 6000 point mark for the first time on October 14, 1996. Despite its strong upward movement throughout the year, the Dow suffered two measurable sell-offs in the first half of 1996. It tumbled 171.24 points on March 8, recovered quickly and advanced to a new high of 5778.00 on May 22, only to slide to 5346.55 by July 23. The Dow closed the reporting period at 6448.27, a 26% increase from December 31, 1995.*


*Dow Jones Industrial Average total return calculated by Wilshire Associates,
Inc.

Foreign Equities Booked Strong Gains, Too. . . .

Patient investors of global equity markets enjoyed 1996, especially since foreign markets experienced positive gains. Due to declining European interest rates and increased participation in European equities by American investors, many European stocks performed well, with most major European stock exchanges posting gains of more than 15% (measured in local currencies). Some European fixed-income and currency markets started the year in a promising fashion, but couldn't deliver the goods. This was especially evident in Germany, where the economy continued to move at a snail's pace. Indications were that the German economy was starting to recover in early September, but some of the optimism might have been a bit premature since the 1997 budget includes plans for fiscal tightening. With this in mind, and with the overtones of the European Monetary Union (EMU) in the background, we believe the Deutschmark will most likely continue to weaken against the U.S. dollar and other foreign currencies.

Boasting an influx of investors who reaped the benefits of favorable returns (quite a change from 1995's dramatic sell-off), most emerging market stocks posted a banner year. Particularly strong performances came from Brazil, Poland and Russia. Another buoyant market was Hong Kong, which has managed to attract significant capital inflows despite the upcoming reversion to Chinese rule.

Consumer and business confidence in Japan are improving but still have some distance to go. In fact, a recent Tankan economic report suggested that while Japan's equity market produced a positive return for the year, the economy has yet to turn. This, coupled with a questionable banking system, indicates that Japan's economy may remain on shaky ground for some time.


On into 1997

Chances are that despite Federal Reserve Chairman Alan Greenspan's recent comment that the U.S. market may be overpriced, we believe the Dow could continue to rise and give equity investments another good year. It also appears to us that U.S. economic growth may continue at a moderate pace, accompanied with low inflation -- a scenario we think is already priced into the domestic bond market. Still, a couple of things lurk in the shadows that could potentially cause the bond market some grief, including continued entitlement program reforms and their potential impact on the federal budget. Additionally, should strong growth resume in Asian and European countries, pressure could be put on the dollar relative to foreign currencies -- perhaps negatively impacting U.S. interest rates and forcing the Fed to reconsider its stance on domestic monetary policy.

There are no promises that 1997's market can match that of 1996 -- market corrections may occur after good years, causing relatively short but sometimes sharp declines in stock prices. While market volatility and the possibility of corrections can be unsettling, it is a reminder to investors that security prices don't always move upward. History has shown that, over the long term, stocks and bonds have delivered impressive results when left to compound -- even through market downturns. For this reason, you are encouraged to periodically review your investment program and focus on your continuing long-term goals.

Variable Account A
Change in Unit Prices

                                                                                                              % Change
                                                                                    Unit Price*Unit Price*   in Unit Price
Portfolio Name                                                                       12/31/95   12/31/96 12/31/95 to 12/31/96

Capital Growth Fund                                                                   $10.00**    $11.30        13.03%
Growth and Income Fund                                                                $27.70      $31.39        13.33%
High Income Fund                                                                      $19.63      $22.19        13.04%
Income Securities Fund                                                                $19.69      $21.75        10.44%
Money Market Fund                                                                     $14.90      $15.55         4.37%
Mutual Discovery Securities Fund++                                                     N/A+       $10.19          N/A
Mutual Shares Securities Fund                                                          N/A+       $10.34          N/A
Precious Metals Fund                                                                  $15.21      $15.70         3.22%
Real Estate Securities Fund                                                           $20.91      $27.57        31.82%
Rising Dividends Fund                                                                 $12.82      $15.80        23.25%
Small Cap Fund                                                                        $10.16      $13.01        28.10%
Templeton Developing Markets Equity Fund                                              $ 9.36      $11.29        20.68%
Templeton Global Asset Allocation Fund                                                $10.64      $12.65        18.93%
Templeton Global Growth Fund                                                          $11.07      $13.32        20.37%
Templeton Global Income Securities Fund++++                                            $15.35      $16.70         8.82%
Templeton International Equity Fund                                                   $13.60      $16.60        22.05%
Templeton International Smaller Companies Fund                                        $10.00**    $11.19        11.94%
Templeton Pacific Growth Fund                                                         $13.98      $15.41        10.27%
U.S. Government Securities Fund                                                       $19.97      $20.53         2.83%
Utility Equity Fund                                                                   $23.35      $24.82         6.26%
Zero Coupon Fund - 2000++                                                             $23.49      $23.88         1.65%
Zero Coupon Fund - 2005++                                                             $27.23      $26.89        -1.25%
Zero Coupon Fund - 2010++                                                             $30.99      $29.93        -3.42%

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.

**Unit price at inception on May 1, 1996.

+Figures for this time period are not available due to the funds' recent inception dates.

++Zero Coupon Funds and the Mutual Discovery Securities Fund are not available in Allianz ValueLife.

++++Effective May 1, 1996, the Global
Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

Note: The unit value for each subaccount that invests in a particular portfolio is the total value of assets in the subaccount (net assets of the portfolio), minus the daily charges for mortality and expense risk and administrative expenses (annualized at .75% of the account's average daily net assets), plus or minus a charge or credit for any tax provisions, divided by the total number of outstanding units for that subaccount at the end of the valuation period.

The unit value does NOT include certain charges deducted from the Policy Account or from premium payments. These charges and deductions can have a significant effect on policy account, insurance benefit, and cash surrender values. See the policy prospectus for a complete description of these charges, including applicable sales charges.

Past performance is not indicative of future performance. Unit price and return vary, so that investors may have a gain or loss when they surrender their policy or make a partial withdrawal. This information is for policy owners only and may not be used as sales literature.

PORTFOLIO OBJECTIVES

   Portfolio                                         Description

Portfolios Seeking Capital Growth

Capital Growth Fund

               Seeks capital appreciation with current income as a secondary consideration. The portfolio invests primarily in equity securities, including common stocks and securitiesconvertible into common stocks.

Mutual Discovery Securities Fund

               Seeks capital appreciation by investing in domestic and foreign equity securities, including securities of small cap companies as well as debt obligations of any quality. The portfolio also seeks to invest in securities of domestic and foreign companies and reorganizations, as well as distressed/bankruptcy investments.

Precious Metals Fund

               Seeks capital appreciation through concentration of its investments in securities of issuers, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals. The portfolio's secondary objective is to provide current income return through the receipt of dividends or interest from its investments.

Small Cap Fund

               Seeks long-term capital growth. Under normal market conditions, the portfolio invests primarily in equity securities of small capitalization growth companies.


Templeton Developing Markets Equity Fund

               Seeks long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets under normal market conditions.

Templeton Global Growth Fund

               Seeks long-term capital growth; any income realized will be incidental. The portfolio seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets under normal market conditions.


Templeton International Equity Fund

               Seeks long-term capital growth. Under normal market conditions, the portfolio will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities. These equity securities will trade on markets in countries other than the U.S., including developing markets, and be issued by companies domiciled in countries other than the U.S., or companies that derive at least 50% of either their revenues or pre-tax income from activities outside the U.S.

Portfolios Seeking Capital Growth (continued)

   Templeton International
   Smaller Companies Fund

               Seeks long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets under normal market conditions.

Templeton Pacific Growth Fund

               Seeks long-term capital growth. Under normal conditions, the portfolio will invest at least 65% of its assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and which are issued by companies domiciled in the Pacific Rim or companies that derived at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the portfolio's 65% investment policy, the countries in the Pacific Rim are Australia, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Singapore and Thailand.

Portfolios Seeking Growth and Income

Growth and Income Fund

               Seeks capital appreciation. The portfolio's secondary objective is to provide current income return. The portfolio pursues capital appreciation by investing primarily in domestic common stocks, securities convertible into common stocks and preferred stocks.

Income Securities Fund

               Seeks to maximize income while maintaining prospects for capital appreciation. The portfolio will pursue its objective by investing in a diversified portfolio of domestic and foreign (including developing markets) debt obligations, which may include high yield, high risk, lower-rated bonds, as well as equity securities, selected with particular consideration of current income production along with capital appreciation.

Mutual Shares Securities Fund

               Seeks capital appreciation with income as a secondary objective. The portfolio may invest in domestic and foreign equity securities, as well as debt obligations of any quality. The portfolio also seeks to invest in securities of companies involved in mergers and reorganizations, as well as distressed/bankruptcy investments.

Portfolios Seeking Growth and Income (continued)

Real Estate Securities Fund

               Seeks capital appreciation, with a secondary objective of earning current income on its investments. The portfolio pursues its principal objective by investing primarily in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

Rising Dividends Fund

               Seeks capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the portfolio invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration. The portfolio seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value.

Templeton Global Asset Allocation Fund

               Seeks a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers of any nation, debt obligations of companies and governments of any nation, and Money Market Instruments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

Utility Equity Fund

               Seeks both capital appreciation and current income by concentrating investments in the securities of companies in the public utilities industry. The portfolio pursues its objective by investing, under normal conditions, at least 65% of the portfolio's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.

Portfolios Seeking Current Income

   High Income Fund

               Seeks a high level of current return. As a secondary objective, the portfolio seeks capital appreciation to the extent consistent with its principal objective. The portfolio may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase.

   Templeton Global Income
   Securities Fund+
   (Formerly Global Income Fund)

               Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The portfolio will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions.

U.S. Government Securities Fund

               Seeks to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities. These obligations may include fixed-rate or adjustable-rate mortgage backed securities.

Three Zero Coupon Funds (maturity dates: 2000, 2005, 2010)

               Seek to provide as high an investment return as is consistent with the preservation of capital. Each portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the portfolio at substantial discounts from their value at maturity.

Portfolio Seeking Preservation of Capital and Income

   Money Market Fund

               Seeks to obtain as high a level of high current income (in the context of the type of investment available to the portfolio) consistent with capital preservation and liquidity. The portfolio will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

+Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remain unchanged.

PORTFOLIO PROFILES -- 1996

Portfolios Seeking Capital Growth

Capital Growth Fund

The Capital Growth Fund portfolio consists of what we consider to be good quality growth companies, generally large-capitalization and mid-capitalization stocks. Our investment objective of capital appreciation is achieved through a long-term "buy and hold" strategy. Our aim is to provide investors with the potential for solid growth over time, instead of jockeying for short-term, overnight gains. Some of our top sectors at year end included software, data networking, healthcare, semiconductors, financials, energy, and consumer products. By maintaining exposure to a number of industries, we seek to reduce the impact that a single, poorly performing sector could have on your investment.

We expect that the market may become more volatile in the coming years (unlike the relatively low volatility that has been present over the last several years). This expectation stems in part from concerns for sustained earnings growth of individual companies. It is our belief that the S&P 500(R) will not produce double-digit earnings growth in 1997 as it has in each of the last four years. In such an environment of slowing corporate profit growth, solid stable growth companies -- such as those your portfolio seeks to invest in -- are sought by investors. As growth warrants a premium in the market due to its scarcity, investors tend to push the prices of such growth stocks up -- a condition which we believe should benefit many of your portfolio holdings.

Our long-term outlook for the domestic stock market remains bullish for a variety of reasons. First, a significant demographic trend shows the aging "baby boom" generation is shifting from a "consumption" mode to a "savings" mode -- investing more for retirement. Consequently, new money flows remained solid during 1996, pushing markets higher. A second reason for our optimism is that a number of major world economies are in either a growth or recovery phase. This benefits a number of multinational firms that sell products or services abroad. Third, as we live in an ever-increasing global economy, many domestically-domiciled firms -- with an enhanced focus on shareholder value and improving profitability -- are proving to be highly productive on a worldwide basis. We feel that this favorable trend may persist for some time.


NEW! Mutual Discovery Securities Fund

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Discovery Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 0.7% in fixed-income securities, and the remaining 36.8% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.

Precious Metals Fund

The year ending December 31, 1996, may have signaled the breakout from the previous two years of a tight trading range for bullion, with the majority of the volatility occurring in the first and fourth quarters. The overall tone of the bullion market was negative, as both private and official sectors' disinvestment drove prices down.

In addition, the strong dollar drove down gold prices in most foreign currencies, except the South African Rand. As a result, even though the physical supply and demand factors were neutral, the bullion price showed little strength.

Because of the attractive valuations of gold securities relative to other precious metals, we increased our holdings of gold-producing companies over the reporting period. Consequently, we decreased our exposure to platinum and diversified metals. We focused on mining companies with attractive reserve, production and growth profiles, and smaller companies with international exploration and mining potential. Specifically, we initiated new positions in the following: Getchell Gold, an intermediate low-cost gold producer in Nevada; Equinox, an Australian exploration company; and Orogen Minerals, a diversified mining and energy company with significant assets in Papua, New Guinea. We also added to existing holdings with prospects for future growth, and trimmed or eliminated positions with limited upside potential.

While there are three issues that could negatively affect bullion prices in the near term, we believe that much of the downside risks are already in the price. These risks are 1) that speculative selling by investors continues, 2) that the European Central Bank continues to sell in order to meet the standards of the European Monetary Union, and 3) that producer forward-selling could increase.

Looking forward, we remain optimistic about the long-term prospects for gold and the portfolio. With demand continuing to exceed supply, gold fundamentals should support a gradual increase in gold prices. We believe that a gold bullion price range of $360 to $390 per ounce could prevail for 1997. Given this outlook, we intend to maintain our emphasis on those mining companies we feel are capable of increasing reserves, production, cash flow, and earnings over the long term.

Small Cap Fund

Supported by a growing economy and low inflation, the U.S. equity markets reached new highs during the year ended December 31, 1996. While nearly all indices showed substantial gains during the year, larger capitalization stocks performed better than small cap stocks. The difference in performance was at least partially a result of investor concerns over market volatility and the perception that large cap stocks were more immune to market swings. Despite this bias toward large cap stocks, the portfolio performed well during the year.

Much of our success can be attributed to stock selection: We continue to look for small companies in their emerging growth phase, focusing on companies with an identifiable and, we believe, sustainable competitive advantage, which can often lead to superior earnings and revenue growth. Over the period, our research led us to investments in a number of different industries, including many outside the traditional growth sectors. In fact, the portfolio was helped by the strong performance of our energy stocks (6.1% of total net assets on December 31, 1996), including Barrett Resources and Abacan Resources, and also by our holdings in REITs (5.3%), particularly Bay Apartments and FelCor Suites Hotels, Inc.

While we remain broadly diversified, we continue to find many of the fastest growing companies in the technology sector (21.6% of the fund's portfolio on December 31, 1996). Technology stocks led a sharp market decline in June and July, and we took advantage of this weakness to purchase shares in high quality companies. Some of the names in which we initiated a position were C-Cube Microsystems, a leading provider of digital video compression technology, and Broderbund Software, a top developer of computer software. Many technology names recovered quickly in August and September, and just as we took advantage of the earlier market weakness to buy, we took advantage of the strength to sell positions we believed had limited appreciation potential. Among those we sold over the reporting period was Shiva Corp., a provider of telecommunications hard- ware and software.

The U.S. economy continues to show signs of strength and, for now, there appears to us to be little evidence of inflationary pressure. We believe these conditions will continue to provide attractive opportunities for small growth companies to develop. At the same time, small cap stocks have underperformed and, in our opinion, have become attractively valued relative to the overall market. Because of these factors, we are optimistic about the prospects for the portfolio and small cap stocks in general.


Templeton Developing Markets Equity Fund

The emerging markets team places particular emphasis on choosing stocks of companies with good management and strong expected earnings growth over the next five years. Selecting these stocks is a very intensive process and we are expanding our analytical capability to meet the challenges in an ever-expanding emerging markets universe.

On December 31, 1996, the portfolio was invested in 24 countries, with Hong Kong as the largest country holding (13.3% of total net assets), followed by Mexico (10.7%) and Argentina (10.4%). Many investors are still concerned about the economic prospects for Hong Kong after its reversion to China in 1997. Although we have considered the possibility of economic disaster in Hong Kong after the handover, we believe that it is more likely the Hong Kong economy will continue to prosper. The signs are good. The Chinese government has made public announcements that funds will be made available to protect the Hong Kong stock market, and that the economic and social status quo will be maintained after the reversion. This year, the Hong Kong market rallied, buoyed by broad economic recovery -- particularly in the important retail and property sectors. Concerns in Hong Kong's capital market appear to be easing and evidence of that can be found in the narrowing of the gap in valuations between Hong Kong stocks and those of other Asian markets. It is also encouraging to see that China B shares -- which are intended for foreign investors -- rallied sharply since the beginning of November due to expectations of higher company earnings.

Overall, our outlook for Hong Kong, and emerging markets in general, is positive. We will continue to visit the companies in which we invest, searching for potential investment bargains and stocks with strong growth and stability in a volatile market.

Templeton Global Growth Fund

In many countries around the world, financial returns to equity investors accelerated over the past year, adding to the gains accumulated since the start of this bull market. Among the developed stock markets tracked in the Morgan Stanley Capital International(R)* (MSCI) World Index, only Singapore and Japan posted negative returns in U.S. dollar terms for 1996. Others, such as Finland and Spain, rocketed upward, returning 35% and 42%, respectively.

*Registered trademark of Morgan Stanley & Co., Inc.

The U.S. was among the better performing markets over the reporting period, and it remains the portfolio's largest country exposure even though our weighting declined from 34% to 29% of total net assets by December 31, 1996. This decline resulted from our disciplined global value approach, which focuses on individual company fundamentals. Quite simply, some of our holdings in the U.S. reached our sell targets, and we found more bargains overseas. Included in our sales of U.S. stocks were energy companies like Texaco and Mobil, whose share prices climbed on the back of rising oil prices. Similarly, shares in Travellers and Nike posted substantial returns and no longer appeared undervalued to us. We did find new investments in the telecommunications sector, particularly in U.S. West Communications, where competitive threats appear overly discounted.

Our European holdings, in general, performed well over the year. In France, our second largest country weighting (6.7%), energy companies improved their returns, just as their U.S. counterparts did. Many French companies, however, performed poorly. We continue to believe the potential for cost cutting and restructuring is not reflected in the share prices of the banks and insurance companies we hold in this area.

For the first three quarters of last year, the U.K. was an economic laggard; surprisingly, its market still yields on average nearly twice that of the U.S. As we uncovered new investments in the U.K. over the period, we doubled its weighting in the portfolio from 3.1% at the end of last year to 6.3% on December
31. Among these new investments are two companies with new management teams that have been repositioned through internal changes: BICC and BTR, Plc. We also invested in companies addressing competitive positions through external maneuvers; among these was British Telecommunications, PLC., which announced its intention to merge with MCI.

We maintained a relatively low weighting in Japan over the year (2.0%) compared to the MSCI World Index. The Japanese economy continued to languish and its banking sector is still suffering the effects of the collapse in asset values. More important, from our perspective valuation levels still appear high and bargain investments remain scarce.

Emerging markets together with Hong Kong comprised approximately 15% of the portfolio's total net assets on December 31, 1996. Their performance last year was mixed, with Chinese markets exploding in the second half of 1996 to finish up over 30% while Thailand and South Korea slumped -- both losing over a third of their value. Additionally, new opportunities found in South Africa and Ecuador increased the diversity of the portfolio, which is now invested in 33 countries.

We remain comfortable with the long-term outlook for our existing holdings, and also expect to take advantage of the weakness experienced in some of these countries in the coming year.

Templeton International Equity Fund

During the year ended December 31, 1996, the Templeton International Equity Fund enjoyed strong performance as foreign markets rebounded from a generally lackluster 1995. At year end, the portfolio's largest country allocations were in the United Kingdom (11.9% of total net assets), Sweden (10.4%), the Netherlands (7.9%), and Hong Kong (6.8%). Approximatley 61% of the portfolio's total net assets was invested in European stocks, 9% in Asian stocks, 5% in Latin American stocks, 11% in other stocks and the remaining 12% was in cash and equivalents.

Throughout 1996, we added to our positions in the United Kingdom, Switzerland and Finland. Our exposure to Finland increased with our purchase of Nokia AB, a telecommunications group. We were able to purchase Nokia at what we believe are very attractive levels, identifying the long-term value of the company despite near-term earnings disappointments. We reduced holdings in Hong Kong, Spain and the Netherlands which we felt had achieved fair value, and we added to or initiated positions in stocks that our analysts believed were selling at bargain prices.

As value investors, we buy stocks that we believe are selling at significant discounts to their underlying value. Our analysts around the globe scour local markets for what we think are mispriced stocks. We recognize that value often takes time to show itself in the form of higher prices and, for this reason, we are long-term investors -- typically holding stocks for about five years.


Templeton International Smaller Companies Fund

Nineteen ninety-six was the first year of operation for the Templeton International Smaller Companies Fund, which invests in small cap companies outside the U.S. We employ a long-term, value-oriented approach when selecting stocks for our portfolio. Our analysts search for stocks that are selling at what we believe to be bargain prices; as there are many investors who buy and sell based on current results, a short-term disruption can evoke a wave of investor selling, often pushing a stock's price down to a level well below its intrinsic value. Since we determine a company's value by looking at long-term operating fundamentals, we are often able to buy out-of-favor companies at what we feel are attractive prices.

At year end, the portfolio held approximately 41% of its total net assets in European stocks, 12% in Asian stocks, 4% in Latin American stocks, 4% in other stocks, and -- reflecting the newness of the portfolio -- the remaining 38% in cash. Our largest positions, by country, were United Kingdom (8.4%), Netherlands (8.2%), Spain (6.9%), Hong Kong (6.8%), and Sweden (5.9%).

Our large European holding reflects the bargains our analysts uncovered in that region. We continue to believe that many European stocks, particularly those of smaller companies, offer compelling value. For instance, we initiated a position in McBride (United Kingdom) -- the largest manufacturer of private label household goods and personal care products in Europe. Private label products are winning a position in Europe, as large retailers expand their private label product lines, and we believe McBride stands to benefit from this trend.

On a relative basis, European and Asian stocks appear to offer better values than those available from North American stocks. Overall, we remain cautiously optimistic for world markets in 1997.


Templeton Pacific Growth Fund

On December 31, 1996, the portfolio's top five geographic allocations were Hong Kong (20.6% of total net assets), Japan (17.6%), Australia (17.3%), Singapore (9.1%), and Malaysia (6.9%).

During the reporting period, the Hong Kong stock market rose substantially, posting large gains in the financial and real estate sectors. Our holdings of Cheung Kong Holdings, Ltd. and New World Development Co., Ltd. appreciated in value and, taking advantage of rising stock prices, we sold our shares of Hong Kong Land Holdings Co. for a profit.

Due to a stronger currency and higher commodity prices, Australia's stock market performed well over the year and Brambles Industries Inc., our largest Australian holding, benefited greatly. The Chinese, Thai, Pakistani and Indian stock markets did not fare as well as other Pacific Rim markets. However, we sought to take advantage of price declines in China by purchasing shares of Guangshen Railway, which operates the only railroad between Guangzhou and Shenzhen, the two largest cities in Guangchong Province.

We remain optimistic about the Pacific Rim equity markets. In our opinion, this region continues to offer a variety of investment opportunities in industrialized nations such as Hong Kong, and in nations like Australia, rich with natural resources.

Portfolios Seeking Growth and Income

Growth and Income Fund

In keeping with its fundamental investment approach, the fund seeks to invest in stocks with attractive valuations -- that is, stocks selling at bargain prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. We often find such stocks in companies that appear to us to be fundamentally strong but have experienced temporary earnings disappointments, or in companies or industries with uncertain prospects for near-term earnings growth.

During the reporting period, we found many utility stocks that met our criteria, including telephone and electric companies. In the electric utility sector, we initiated several new positions over the period, including Unicom, an Illinois-based utility that offered a 6.5% dividend yield and traded at eight times our calculations of estimated earnings. In the telephone utility sector, we increased our holdings in GTE Corp., U.S. West Communications Group, NYNEX Corp., and Southern New England Telecommunications Group. These four telephone companies were all trading at attractive valuations at the time of purchase and we think they appear to be well-positioned for an increasingly competitive environment.

Energy stocks continue to be a major investment focus. Newly purchased Amoco and Occidental Petroleum, combined with additions to current holdings, made the energy & resources sector the portfolio's largest on December 31, 1996 (16.4% of total net assets). Stocks in which we increased our investments included Atlantic Richfield, Texaco, and Exxon, which were among the fund's 10 largest positions.

We also initiated new investments in foreign securities as we believed stocks of many foreign companies traded at more attractive valuations than those of comparable U.S.-based companies. During the period we purchased British Steel and Glaxo Wellcome, bringing foreign holdings to 13.3% of total net assets at the close of the fiscal year.

During the reporting period, we reduced our holdings in certain stocks that reached our price objectives, selling Marsh & McLennan (insurance), B.F. Goodrich (basic materials), Baxter (health care), and Pharmacia Upjohn (health care) at significant gains. On the other hand, certain stocks did not perform up to expectations. Most notably, the stock price of H&R Block came under significant pressure with the deteriorating fundamentals of its subsidiary company, Compuserve. Because we had become increasingly concerned that the company might reduce its dividend, we decided to sell our position at a loss. This allowed us to invest the proceeds in stocks we felt offered better total-return potential.

Looking forward, we will remain committed to our disciplined, value-oriented investment approach, which has produced consistent and favorable long-term results.

Income Securities Fund

During 1996, the broader stock market generally strengthened, driven by moderate economic growth, low inflation and healthy corporate earnings. The over-all bond market did not fare as well during the period under review, however. Several sectors of the fund performed well over this period, although the general rise in interest rates caused some weakness. On December 31, 1996, 53.0% of the portfolio's total net assets were in bonds, 41.1% in stocks, and 5.9% in cash. The rise in interest rates provided us with several opportunities to invest a large portion of the portfolio's cash position in securities that we found presented good value, bringing our cash position down from 13.3% on December 31, 1995.

Corporate bonds, which continued to represent our largest fixed-income weighting (26.7%), performed relatively well over the period given the overall increase in interest rates. This performance highlights the benefit of including corporate bonds in the portfolio. Typically, when the economy strengthens, increased interest rate risk is frequently offset by stronger revenue, operating cash flow and higher credit ratings for the issuing corporations. We utilized our extensive credit research to seek out corporate bonds with attractive yields and capital appreciation potential, and initiated several new positions during the period. These included Collins & Aikman (automotive), Packaging Resources (containers & packaging), and Smith's Food & Drug (food chains).

The portfolio's other fixed-income holdings consisted of foreign and U.S. Treasury bonds. As indications of stronger U.S. economic growth led to rising long-term interest rates, we increased our U.S. Treasury exposure from 2.8% at the start of the period to 7.1% of total net assets on December 31, 1996. Similarly, we took advantage of the bond market sell-off in February and initiated positions in dollar-denominated Brazilian and Ecuadorian Brady bonds. Our Latin American Brady bonds were subsequently one of the portfolio's top performing sectors. At the end of the year, we sold our Ecuadorian Brady bonds due to higher political risk following mid-year elections.

Several of the portfolio's equity positions performed well during the period. Our pharmaceutical stocks rose significantly, but believing that their appreciation potential was limited, we reduced our exposure to this sector from 4.3% to 1.6% of total net assets by December 31, 1996. Due to rising oil and natural gas prices during the period, energy stocks also increased in value. We initiated several positions that benefited from the increase in energy prices, including Athabasca Oil Sands Trust, Canadian Oil Sands Trust, Devon Energy, and Enron Oil & Gas.

Prices of utilities stocks retreated in January as interest rates began to rise. We took this opportunity to add to several existing holdings and initiate new positions in Peco Energy and Western Resources, increasing our weighting in the utility sector from 17.6% at the start of the year to 20.6% of total net assets by year end.

During the July U.S. stock market sell-off, we initiated two convertible bond positions in Altera Corp. and Xilinx, Inc., two leading semiconductor design companies. We invested in the technology sector for the first time in several years as weakness in technology stock prices caused valuations to return to what we believe were more attractive levels. We also initiated positions in other convertible securities, most notably Exide Corp. (automotive), FelCor Suite Hotels, Inc. (REIT), Host Marriott (REIT), and Nortel (telecommunications -- Argentina).

With the stock market near all-time highs, we remain selective and opportunistic as we search for attractive investments. We are comfortable with the portfolio's 5.9% cash position, and feel that it should provide us with the ability to take advantage of investment opportunities as they arise.


NEW! Mutual Shares Securities Fund

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Shares Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 1.5% in fixed-income securities, and 36.0% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.

Real Estate Securities Fund

The Real Estate Securities Fund's strong performance over the 12 month period was driven in part by the continued recovery of the real estate industry, which was behind the powerful move in real estate stocks during 1996. U.S. real estate fundamentals, in general, steadily improved across most property types and geographic regions during the 12-month reporting period. The healthy economy continued to fuel strong demand for commercial and residential real estate, leading to rising occupancy and rental rates. At the same time, the industry remained disciplined in terms of new property development, only breaking ground when construction was warranted by high demand and limited supply. As a result, equity REITs and real estate operating companies generated strong cash flow growth from their operations. This positive operating performance, combined with solid industry fundamentals, continued to attract investors to the real estate securities market.

Throughout the reporting period, we remained committed to our long-term investment strategy: Focusing on property types and geographic regions with strong supply and demand fundamentals. Within each property sector, we targeted stocks which, in our opinion, had significant growth prospects and attractive valuations. As a result, we maintained the majority of the portfolio's investments in the apartment, hotel, office, industrial and self-storage property types, where we anticipated the strongest cash flow growth and most favorable supply and demand fundamentals.

The largest property-type weighting continued to be in the apartment sector (20.1% of total net assets on December 31, 1996). Valuations in this segment remained attractive because of consistent cash flow growth and disciplined development activity. Our core holdings included Equity Residential Properties Trust and Security Capital Pacific Trust. We also maintained our large positions in Bay Apartment Communities, Inc. and Irvine Apartment Communities Inc. -- two California-based equity REITs that continued to benefit from California's on-going economic recovery. Additionally, we initiated a position during the period in Security Capital Atlantic, Inc., a southeastern apartment operator.

Our strongest performing sector continued to be the hotel property type, where we held 17.9% of net assets on December 31, 1996. Consolidation played an important role in this sector's performance as many public companies acquired properties from private holders and purchased other publicly-traded companies. We benefited from this activity when one of our holdings, Red Lion Hotels, Inc., was purchased by Doubletree Corp. at a significant premium above its market price. Consequently, we sold our Red Lion position, along with several other hotel positions where valuations were excessive relative to growth prospects. During the reporting period, we initiated a position in CapStar Hotel Co., and added to such core positions as FelCor Suites Hotels, Inc., Winston Hotels, Inc., Starwood Lodging Trust, and Host Marriott Corp.

Although the retail property sector struggled with the dynamics of the retail industry and provided mixed returns this year, specific segments of this sector offered attractive investment opportunities. During the reporting period, we established a position in Pacific Retail Trust, an equity REIT that focuses on a highly-specialized retail shopping center niche: Shopping centers anchored by grocery stores. As a result, our exposure to the retail property sector rose from 10.9% of total net assets on December 31, 1995, to 12.0% by the end of the reporting period. Our other investments in this sector remain concentrated in the industry's leading companies and several specific situations such as Pacific Retail Trust, which we believe will be in a position to grow by acquiring properties from distressed sellers.

We also initiated several other positions in equity REITs over the period: Arden Realty Group, a California-based equity REIT focused on the ownership and operation of suburban office properties; Meridian Industrial Trust, with a portfolio of high quality industrial/warehouse buildings; Glenborough Realty Trust, Inc., which has a diversified portfolio of real estate properties and two manufactured-home builders focused on southeastern markets; Belmont Homes, Inc. and Clayton Homes Inc. We believe these securities are attractively valued and could experience above-average cash flow growth.

Looking forward, we believe that the U.S. real estate industry should experience growing demand and limited supply. We will continue to concentrate on identifying those property types and geographic areas exhibiting the most favorable supply and demand fundamentals. Within each sector, our individual security selection process will remain focused on what we believe are well-managed companies generating strong cash flow and dividend growth while trading at attractive valuations.


Rising Dividends Fund

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, realize increases in their share prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, including consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with investors.

Our financial stock holdings performed well this year, despite slightly rising interest rates in 1996. Investors focused on the consistent earnings growth of these companies as well as their relatively modest valuations. Strong performers included Allied Group, RLI Corp., State Street Boston Corp., and CoreStates Financial. A number of non-financial companies also did well as business strategies implemented in recent years led to strong operating performance. These companies included Family Dollar Stores, DIMON, Harper Group, and Monsanto.

Significant additions to the portfolio this year included Dover Corp., Wallace Computer Services, Inc., Nucor Corp., and Millipore Corp. All four companies have increased their dividends each year for more than 20 years. Additionally, their dividends have grown at a ten-year average annual rate of at least 10%. These companies are leaders in their respective industries, and the fund acquired the stocks at price/earnings ratios below their 10-year averages.

Notable dividend increases during the fiscal year came from Allied Group Inc. (+32.4%), W.H. Brady Co. (+30%), Hewlett-Packard Co. (+20%), MMI Companies Inc. (+20%), Mercury General Corp. (+20%), Philip Morris Cos. (+20%), and Wallace Computer Services, Inc. (+30.2%).

The portfolio's top 10 holdings on December 31, 1996, were: Family Dollar Stores, Inc. (3.0% of total net assets), Allied Group Inc. (2.9%), Millipore Corp. (2.8%), DIMON, Inc. (2.8%), Harper Group, Inc. (2.5%), Wallace Computer Services, Inc. (2.4%), MMI Companies, Inc. (2.4%), Federal National Mortgage Association (2.2%), General Electric Co. (2.2%), and Royal Dutch Petro- leum Co. (2.1%).

It is interesting to note how these 10 companies would, in the aggregate, meet the portfolio's screening criteria based on a simple average of statistical measures. On average, these companies have raised their dividends for 15 consecutive years and by 253% in the last ten years (excluding Fannie Mae's 2736% increase), have long-term debt that is only 14% of capital, and sell at a price/earnings ratio of 14.7. We think these companies are representative of the fundamentally high quality of the portfolio. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.


Templeton Global Asset Allocation Fund

On December 31, 1996, equities (including convertible and preferred securities) accounted for 58.0% of the portfolio's total net assets, with 27.1% in fixed-income and 14.9% in short-term and other obligations.

The portfolio's investment strategies are reflected in the major allocation changes that occurred over the course of the annual year. For example, exposure to German and French markets were reduced, and we limited our equity positions in Hong Kong. This is, however, no reflection of our outlook in either of these markets and we remain optimistic about both. Our exposure in the U.S. market has remained fairly constant on the equity side, increasing slightly on the bond side. We also increased our bond holdings in other dollar-bloc countries (countries whose currency is dollar denominated) such as Canada, Australia and New Zealand during the period. Additionally, we shifted our investment focus away from the core European markets (Germany and France) and directed our attention toward the markets of Italy, Spain, Sweden and the United Kingdom.

Regarding industry weightings within the equity side of the portfolio, real estate remains the highest at 6.2% of total net assets, and performance within this sector remains strong. Sizable holdings in Hong Kong-based Hon Kwok Land and U.S.-based Rouse Company and Post Properties Realty have posted good performance for the year. Hon Kowk's return on December 31, 1996, was 57.6%, Rouse's was 45.4%, and Post Properties 29.8%.

Looking forward, we feel that volatility is likely to be present in bond, currency and equity markets around the world. Our investment philosophy is to seek out those investments which we feel are most undervalued and we will continue to search globally for companies and securities that fit our investment criteria.

Utility Equity Fund

Throughout the portfolio's fiscal year, the utility market underperformed the S&P 500 for a number of reasons -- among these was investor uncertainty regarding regulatory reforms within the industry, and a stronger-than-expected economy which led investors away from utilities to other equity securities. We believe this weakness in the utility sector created selective investment opportunities. As a result, we used proactive asset allocation strategies, seeking both foreign and domestic markets that we believed were most attractive on a fundamental valuation basis.

Our emphasis during the fiscal year was on electric utility stocks, with approximately 72% of total net assets invested in this sector on December 31, 1996. In addition to these stocks, we also sought investment opportunities in telephone utility stocks (20%) and natural gas utilities (8%). These investments offer many of the same characteristics that we look for in our electric utility investments: Consistent, predictable earnings growth and steady demand fundamentals. During the reporting period, we took advantage of opportunities in foreign markets to build a small, but growing, foreign component into the portfolio. On December 31, 1996, 17.8% of the portfolio's total net assets were represented by foreign utility stocks, compared to 7.4% a year ago. Over the year, we initiated positions in Endesa (Chile), NTT (Japan), BSES (India), and Korea Mobile Telecom (Korea), and added to several of our European utility positions. Our foreign holdings enable us to participate in what we believe will be high growth opportunities outside the U.S. while adding diversification to the portfolio.

We remain committed to our primary investment philosophy that utilities provide services that are an essential part of life around the world. We believe that these stocks will continue to play an important role in a well-diversified portfolio and remain committed to our long-term objective of maximizing total return through investment in utility stocks.

Portfolios Seeking Current Income

High Income Fund

Over the last 12 months, the portfolio performed relatively well within the context of fixed-income markets, due primarily to moderate economic growth and low inflation. The high yield market, in particular, vastly outperformed comparable maturity Treasury securities. Improving corporate profiles and strong demand for high yield securities were additional factors contributing to this sector's strong performance.

During the year, we made several industry allocation changes in the portfolio. We decreased our weighting in the transportation, food retailing, health care services and forest & paper products sectors while adding telecommunications and wireless communications services. We elected to decrease transportation and forest & paper products due to profit taking and the cyclical nature of these industries. We pared back food retailing because of changing competitive dynamics, and health care services was reduced in light of an uncertain legislative outlook for 1997. Our portfolio weighting in telecommunications and wireless communications increased as we adopted a more favorable industry outlook due to the passage of the Telecommunications Act of 1996. These industries performed well during the year, thanks in large part to economies of scale and increased market penetration.

Within the telecommunication and wireless sectors, Sprint Spectrum, IntelCom Group, Inc., and Teleport Communications Group, Inc. performed well. Other names which drove portfolio performance included IMC Global Inc., Repap, and MFS Communications Co., Inc. IMC Global, an international fertilizer company, was upgraded to investment grade status as a result of improving fundamentals. Repap and MFS benefited from mergers with larger, well-capitalized companies.

With an eye toward the future, we improved the portfolio's credit quality ratings over the year. The average credit rating, as measured by Moody's Credit Ratings, improved from B2 on December 31, 1995, to B1 on December 31, 1996. This strategic move toward higher quality issues was made in recognition of the fact that the economy is in its sixth straight year of expansion. We believe this is a prudent investment strategy for the long term.

Given the moderate growth environment and continued low inflation, we anticipate the outlook for the high yield bond market to be positive.

Templeton Global Income Securities Fund

(Formerly Global Income Fund)

During the 12-month period, we employed three primary investment strategies:
First, generated by our expectation of stable interest rates in the U.S. relative to the rest of the world, we slightly increased our U.S. holdings along with our positions in the other dollar-bloc countries (Canada, Australia, and New Zealand). Second, we decreased our exposure to foreign currency-denominated bonds in accordance with our belief that most foreign currencies were likely to decline relative to the U.S. dollar. Third, we reallocated assets within Europe, shifting away from the core markets of Germany and France to what we think are the higher-yielding markets of Italy, Spain, Sweden and the United Kingdom. We felt that the improved domestic policies undertaken in the higher-yielding markets would generate higher returns than those available in the core markets.

Our investment strategies are reflected in the major allocation changes that occurred over the course of the annual period. We reduced exposure to the German and French bond markets -- totaling 17.9% and 7.3%, respectively, one year ago -- to 2.0% and 0%, respectively, by December 31, 1996. For the same period, allocations to Italy and Spain -- totaling 4.0% and 4.8%, respectively, on December 31, 1995 -- increased to 10.6% and 6.1%. The United Kingdom also increased over the year, from 3.0% to 10.1%.

Looking forward, we believe that volatility is likely to remain in individual bond and currency markets around the world, and that global bond portfolios are attractive vehicles to help soften this volatility and capture total return opportunities wherever they may appear. We do not feel that inflation is a major threat to interest rates and the deflationary trends present in Europe and Japan should help bring the overall level of global interest rates down. We feel opportunities for improved returns remain attractive, particularly in the slow-growth economies of Europe and in selective emerging market countries.

U.S. Government Securities Fund

The U.S. Government Securities Fund holds a diversified portfolio of agency mortgage and government securities, with holdings of Government National Mortgage Association mortgage passthroughs as our largest positions. Some other issuers held by the portfolio over the reporting period were Federal National Mortgage Association and Federal Home Loan Mortgage Corporation passthroughs and debentures issued by the Financing Corporation and the Tennessee Valley Authority. On December 31, 1996, the portfolio's investments consisted of 68.5% of total net assets in mortgage-backed securities (of which approximately 40.1% were Ginnie Maes), and 33.1% in other U.S. government and agency securities and short-term investments. Of course, these holdings will change as market conditions warrant.

The U.S. Government Securities Fund experienced positive performance in 1996 as the portfolio's investments in U.S. agency mortgage passthrough securities did well. The agency mortgage passthrough market experienced lower prepayment risk as yields were higher during most of 1996. This helped the mortgage passthrough performance relative to other government bonds as investors benefited from the added yield these securities provided. With 1996 interest rates movements being less volatile than those of 1994 and 1995, investors were not exposed to the variability in average life that these securities tend to exhibit during periods of rate volatility.

Our investment approach, which emphasizes low portfolio turnover, added value to the portfolio's shares by reducing unnecessary transaction costs, which are ultimately borne by shareholders. During the one-year reporting period, we made purchases in various sectors of the government bond market. In addition, we gained assets due to the substitution of the portfolio's shares for the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund. Because those portfolios carried similar investment risk, the overall portfolio risk profile of the U.S. Government Securities Fund was not appreciably altered with the substitution.

We employ a consistent, disciplined and conservative approach to investing in the U.S. government bond market. Over the reporting period, the agency passthrough market became increasingly subdivided into sectors based on the seasoning of the underlying pools of mortgage loans. These pools, with varying degrees of risk exposure to interest rate movement and housing cycles, exhibit different prepayment patterns based in part on the issuance year of the underlying securities. The emergence of these subsets provided us with increased opportunity to add quality securities to the portfolio.

Going forward, we anticipate that the trend toward lower interest rate volatility will continue to provide shareholders of the portfolio with competitive returns.

Three Zero Coupon Funds

(maturity dates: 2000, 2005, 2010)

Rising interest rates adversely affected the Franklin Valuemark Zero Coupon portfolios during the one-year reporting period. We began 1996 optimistic: there was a good chance for a balanced budget, economic growth appeared relatively slow, and interest rates were below 6% for the 30-year U.S. Treasury Bond (short-term rates were below 5%). Although good progress was made in reducing the budget deficit, bond investors were disappointed when Washington fell short of a balanced budget. Additionally, economic activity picked up (peaking in the second quarter of 1996 at an annualized rate of 4.7%) and interest rates rose, with the 30-year U.S. Treasury Bond at 6.65% on December 31, 1996, significantly higher than at the start of the year.

Despite this economic growth, inflation apparently remains subdued. With all its accepted biases, the Consumer Price Index is up 3.3% on a year-over-year basis. We think productivity gains through technological advances and a globally competitive market should work together to keep inflation low, and current interest rates offer investors an opportunity to lock in attractive real rates of return.

Volatility is a concern to investors of zero coupon securities. We aim to maintain investments as close to the target maturities as practically possible, so there is no realistic way for the portfolios to avoid swings in unit value from changes in interest rates. With four years to maturity in the 2000 portfolio, this portfolio could possibly see an approximate 4% swing in value for every 100 basis point swing in interest rates. Likewise, the 2005 portfolio has the potential to move up or down approximately 9% for the same swing in interest rates, and the 2010 may move -- up or down -- 14%.

Naturally, if held to maturity, individual zero coupon bonds will return a fixed rate. Zero coupon investments, therefore, can be attractive for both aggressive and risk averse investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow in or out of the portfolio, or vary with market conditions. In each portfolio, we maintain -- at all times -- a duration within 12 months of the target maturity. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity. We make purchases when money flows into the portfolios, and sell securities to meet redemptions. Additionally, we primarily hold only top-rated U.S. Treasury and agency zero coupon and stripped securities, as well as top-rated corporate securities. We believe this strategy keeps default risk at a minimum.


Portfolio Seeking Capital Preservation and Income

Money Market Fund

The economy started the reporting period on a weak note, as winter storms and an auto workers' strike detracted from economic growth, and continued to lose momentum during the first quarter of 1996. With prospects for slower growth and low inflation, the Federal Reserve Board (the Fed) lowered the federal funds rate in late January 1996, from 5.50% to 5.25%. Since that point, the economy seemed to regain its footing somewhat and achieved moderate growth with apparently little threat of inflation. This appeared to eliminate the need for further Fed actions and, as a result, short-term interest rates ended the period slightly lower than at the start.

Since we maintained a relatively neutral weighted average maturity during the reporting period, trends in the federal funds rate were reflected in the portfolio's seven-day yield. It began the period at 5.43% and finished at 5.04%.

We continue to invest the portfolio's assets in securities that are among the highest quality available to money market portfolios. Since the portfolio's objective is to provide shareholders with a high quality conservative investment, we do not invest in leveraged derivative or other potentially volatile securities that involve undue risk.


INDEX COMPARISONS

Indices measure a variety of values -- the Dow Jones Industrial Average(R) and the Consumer Price Index are two well-known examples. On the following pages, we have compared the performance of each Valuemark fund with an appropriate index or indices. On pages 36 and 37, we have also included definitions of all the indices used.

When reviewing the comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark funds. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries to securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically asso- ciated with investing in securities. Third, indices often contain a different mix of securities than the fund to which they are compared. For instance, the Valuemark U.S. Government Securities Fund is compared to the Lehman Brothers Intermediate Government Index. While the index and the fund both hold fixed-rate obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, the fund consists primarily of mortgage-backed securities (almost 70% of the fund's total net assets on December 31, 1996). The index, on the other hand, holds no mortgage-backed securities at all.

Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insur- ance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                     Aggregate Total Return
                        Since Inception
                            13.60%

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                              Average Annual Total Return
       1-year               5-year          Since Inception
       14.19%               12.20%              10.09%

Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insur- ance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
       13.90%               12.49%              10.21%

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
       11.28%               11.52%              11.75%

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
                           Average Annual Total Return
       1-year               5-year          Since Inception
        4.00%                8.75%               6.23%

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               3-year          Since Inception
       24.18%               15.62%              10.53%

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
       32.82%               17.30%              13.04%

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year                     Since Inception
            29.07%                         26.91%

Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insur- ance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year                     Since Inception
            21.59%                          6.56%

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year                     Since Inception
            19.84%                         16.06%

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year                     Since Inception
            21.28%                         13.07%

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year               3-year          Since Inception
            22.98%               11.10%              11.64%


GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
            1-year               5-year          Since Inception
            9.64%                6.59%               8.10%


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Aggregate Total Return
                                   Since Inception
                                        12.50%

Franklin Valuemark Funds

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

Performance shown in the graph reflects all fund operating expenses but does not include any Variable Account fees, charges or expenses imposed by the variable annuity and life insur- ance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the Variable Account expenses, including any applicable sales charges. Because of the complexity of certain contracts, the prospectus may also include a hypothetical illustration intended to show how the contract works and the effect of such Variable Account expenses on performance.



GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               3-year          Since Inception
       11.10%                3.03%               9.98%

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
        3.62%                6.90%               8.19%


GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
        7.07%                8.35%              10.95%

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
       -0.50%               10.04%              11.08%

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                            Average Annual Total Return
       1-year               5-year          Since Inception
        2.43%                8.07%               9.67%

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
       1-year               5-year          Since Inception
       -2.69%               11.33%              11.59%

INDEX DEFINITIONS

   Index                                             Definition

Consumer Price Index

               Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States published by the U.S. Bureau of Labor Statistics.

First Boston High Yield

               Unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash-paying module, a zero-fix module, a pay-in-kind module, and a defaulted module. The index is also divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range, and other sector divisions.

International Finance Corporation's (IFC)

Investable Composite Index

               Emerging markets index that includes 1225 stocks from 26 countries including Mexico, South Korea, Brazil, Jordan, and Turkey.


JP Morgan Global Bond Index (Unhedged)

               A total return index that tracks the traded sovereign issues of 13 international markets. Each market is weighted according to its traded market capitalization in U.S. dollar terms, and all issues included in the index are liquid with remaining maturities of greater than 13 months.

Lehman Brothers Government/ Corporate Bond Index

               Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, domestic corporations, and foreign dollar-denominated securities.

Lehman Brothers Intermediate

               Includes fixed-rate debt that is rated investment grade or Government Index higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, and has a maturity of one to ten years.

Lipper Income Average

               Consists of 21 equity funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money-market instruments.

Merrill Lynch Treasury Zero
Coupon Five, Ten and Twenty Year Indices

               Includes five-, ten- and twenty-year zero coupon bonds, respectively, which pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International Europe
Australia Far East (EAFE) Index

               Includes approximately 1000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

Morgan Stanley Capital International (MSCI) Pacific Basin Index

               Includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore/Malaysia. This is a total return index in U.S. dollars, with gross dividends reinvested.

Morgan Stanley Capital International (MSCI) World Index

               Includes approximately 1500 companies listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

Russell 2500 Index(R)

               An index consisting of 2,500 companies with small market capitalizations.

Salomon Brothers World Government Hedged Index

               Currency-hedged index uses rolling one-month forward exchange contracts as hedging instruments. Total return in U.S. dollars.

Six-Month CD rates

               Estimated monthly return averaging the top rates paid by major New York banks on primary new issues of negotiable CDs. Published by Micropal.

Standard & Poor's(R) 500 (S&P(R) 500)

               Consists of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation). This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

Wilshire Midcap Growth Index

               Overlaps both the top 750 and the next 1750 of the Wilshire 2500 universe. Includes companies that have market capitalizations ranging from $300 million to $1.3 billion.

Wilshire Real Estate Securities Index

               A market capitalization weighted index of publicly traded real estate securities such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs), and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996




                 Face                                                                                                  Value
Country*        Amount        Templeton Global Income Securities Fund                                                (Note 1)
                              Bonds  93.8%
                              Argentina  4.3%
    US        $ 2,500,000b    Hidroelectrica Alicura, SA, 8.375%, 03/15/99 ...................................      $ 2,487,500
    US           2,895,000    Republic of Argentina, 10.95%, 11/01/99 ........................................        3,068,700
    US           3,620,000    Republic of Argentina, 8.375%, 12/20/03 ........................................        3,402,800
    US             920,000    Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 ..........................          586,500
                                                                                                                   ------------
                                                                                                                      9,545,500
                                                                                                                   ------------
                              Australia  7.1%
    AU          17,340,000    Government of Australia, 10.00%, 10/15/02 ......................................       15,640,319
                                                                                                                   ------------
                              Brazil  1.8%
    US           2,580,000    Government of Brazil, 6.50%, 04/15/24 ..........................................        1,991,438
    US           2,650,000    Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ...................        2,015,656
                                                                                                                   ------------
                                                                                                                      4,007,094
                                                                                                                   ------------
                              Canada  4.6%
    CA          11,397,000    Government of Canada, 10.25%, 02/01/04 .........................................       10,290,628
                                                                                                                   ------------
                              Denmark  7.2%
    DK          25,917,000    Government of Denmark, 8.00%, 05/15/03 .........................................        4,874,896
    DK          43,000,000    Kingdom of Denmark, 8.00%, 11/15/01 ............................................        8,104,941
    DK          15,310,000    Kingdom of Denmark, 9.00%, 11/15/00 ............................................        2,962,429
                                                                                                                   ------------
                                                                                                                     15,942,266
                                                                                                                   ------------
                              Germany  2.0%
    DD           5,800,000    Federal Republic of Germany, Unity, 8.75%, 08/20/01 ............................        4,387,039
                                                                                                                   ------------
                              Irish Republic  1.2%
    IR           1,600,000    Republic of Ireland, 6.25%, 10/18/04 ...........................................        2,676,514
                                                                                                                   ------------
                              Italy  10.6%
    IT      15,705,000,000    Buoni Poliennali del Tes, 10.50%, 09/01/05 .....................................       12,379,601
    IT       3,335,000,000    Buoni Poliennali del Tes, 10.50%, 11/01/00 .....................................        2,482,331
    IT      11,620,000,000    Government of Italy, 10.50%, 07/15/00 ..........................................        8,587,763
                                                                                                                   ------------
                                                                                                                     23,449,695
                                                                                                                   ------------
                              Mexico  4.8%
    US             300,000    United Mexican States, 7.101560%, FRN, 03/31/08 ................................          297,938
    US           9,715,000    United Mexican States, 9.75%, 02/06/01 .........................................       10,055,025
    US             400,000    United Mexican States, Series D, 6.35156%, FRN, 12/31/19 .......................          345,000
                                                                                                                   ------------
                                                                                                                     10,697,963
                                                                                                                   ------------
                              New Zealand  4.2%
    NZ          11,810,000    Government of New Zealand, 10.00%, 03/15/02 ....................................        9,380,924
                                                                                                                   ------------
                              Spain  6.1%
    ES         779,230,000    Government of Spain, 12.25%, 03/25/00 ..........................................        7,114,957
    ES         233,950,000    Government of Spain, 10.15%, 01/31/06 ..........................................        2,136,140
    ES         462,400,000    Government of Spain,11.30%, 01/15/02 ...........................................        4,305,048
                                                                                                                   ------------
                                                                                                                     13,556,145
                                                                                                                   ------------
                              Sweden  3.1%
    SE          15,300,000    Government of Sweden, 6.00%, 02/09/05 ..........................................        2,174,128
    SE          12,300,000    Kingdom of Sweden, 10.25%, 05/05/03 ............................................        2,200,610
    SE          12,100,000    Kingdom of Sweden, 13.00%, 06/15/01 ............................................        2,274,029
    SE           1,100,000    Sweden National Housing Finance Corp., 12.50%, 01/23/97 ........................          161,892
                                                                                                                   ------------
                                                                                                                      6,810,659
                                                                                                                   ------------
                              United Kingdom  10.1%
    GB         $ 3,245,000    United Kingdom, 8.00%, 12/07/00 ................................................      $ 5,711,854
    GB           5,835,000    United Kingdom, 10.00%, 09/08/03 ...............................................       11,339,086
    GB           2,905,000    United Kingdom, 10.50%, 05/19/99 ...............................................        5,349,770
                                                                                                                   ------------
                                                                                                                     22,400,710
                                                                                                                   ------------
                              United States  26.7%
    US           9,610,000    U.S. Treasury Bonds, 6.375%, 08/15/02 ..........................................        9,676,078
    US          21,180,000    U.S. Treasury Notes, 6.25%, 08/31/00 ...........................................       21,266,054
    US          28,235,000    U.S. Treasury Notes, 6.125%, 07/31/00 ..........................................       28,243,838
                                                                                                                   ------------
                                                                                                                     59,185,970
                                                                                                                   ------------
                                    Total Bonds (Cost $201,946,322)...........................................      207,971,426
                                                                                                                   ------------
                              hReceivables from Repurchase Agreements  3.3%

    US           7,060,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,279,729) (Cost $7,277,000)
                               Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ..............................        7,277,000
                                                                                                                   ------------
                                        Total Investments (Cost $209,223,322)  97.1%..........................      215,248,426
                                        Other Assets and Liabilities, Net  2.9%...............................        6,474,043
                                                                                                                   ------------
                                        Net Assets  100.0%....................................................     $221,722,469
                                                                                                                   ============


                              At December 31, 1996, the net unrealized
                               appreciation based on the cost of investments for
                               income tax purposes of $209,223,322 was as
                               follows:
                                Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost.....................................      $ 6,468,474
                                Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value.....................................         (443,370)
                                                                                                                   ------------
                                Net unrealized appreciation...................................................      $ 6,025,104

                                                                                                                   ============

COUNTRY LEGEND:
AU     - Australia
CA     - Canada
DD     - Germany
DK     - Denmark
ES     - Spain
GB     - United Kingdom
IR     - Irish Republic
IT     - Italy
NZ     - New Zealand
SE     - Sweden
US     - United States of America
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Shares/                                                                                                            Value
   Warrants      High Income Fund                                                                                    (Note 1)
           a     Common Stocks & Warrants  0.1%

      33,568     Bucyrus-Erie Co...............................................................................       $ 293,720
       6,900     Empire Gas Corp., warrants....................................................................          20,700
          70     Foodmaker, Inc., warrants ....................................................................           1,668
       5,000     Gulf States Steel, warrants ..................................................................          25,000
       7,800     International Wireless Holding Co., warrants..................................................              70
       6,500     Nextel Communications, warrants...............................................................              65
         395     Thermadyne Holdings Corp......................................................................          11,258
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $610,440)..........................................         352,481
                                                                                                                   ------------

                 Preferred Stocks  3.3%
       1,300     Fresenius Medical Care A.G., 9.00%, pfd.......................................................       1,322,750
       8,702     PanAmSat Corp., 12.75%, pfd., PIK.............................................................      10,965,106
       2,258     Time Warner, Inc., 10.25%, pfd., Series M ....................................................       2,461,685
                                                                                                                   ------------
                       Total Preferred Stocks (Cost $12,510,654)...............................................      14,749,541
                                                                                                                   ------------
                       Total Common Stocks & Warrants, and Preferred Stocks (Cost $13,121,094).................      15,102,022
                                                                                                                   ------------
     Face
    Amount
                 Bonds  91.9%
                 Automotive  1.6%
$   700,000b     Aetna Industrial, Inc., senior notes, 11.875%, 10/01/06 ......................................         754,250
   1,000,000     Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ...............................       1,093,750
   4,500,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 ...............................................       5,040,000
                                                                                                                   ------------
                                                                                                                      6,888,000
                                                                                                                   ------------
                 Cable Television  11.0%
   4,000,000     Cablevision Industries Corp., senior sub. deb., 9.25%, 04/01/08 ..............................       4,247,380
   1,500,000     Cablevision System Corp., senior sub. deb., 9.25%, 11/01/05 ..................................       1,488,750
   3,000,000     Cablevision System Corp., senior sub. deb., 10.50%, 05/15/16 .................................       3,120,000
   4,500,000     Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 .................................       4,410,000
   5,000,000     Century Communications Corp., senior sub. notes, 11.875%, 10/15/03 ...........................       5,300,000
   2,000,000     Comcast Corp., senior sub. deb., 9.125%, 10/15/06 ............................................       2,055,000
   2,000,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 .............................................       2,080,000
   1,500,000     Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ..................................       1,722,687
   1,000,000     Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 ............................       1,143,034
   2,700,000     Diamond Cable Communications Co., senior disc. notes, zero coupon to 12/15/00,
                  (original accretion rate 11.75%), 11.75% thereafter, 12/15/05 ...............................       1,933,875
   2,200,000     Le Groupe Videotron Ltee, senior notes, 10.625%, 02/15/05 ....................................       2,436,500
   4,500,000     cRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 ....................       3,220,036
   1,500,000     Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ..................................       1,586,250
   8,000,000     Telewest Plc., senior deb., zero coupon to 10/01/00, (original accretion rate 11.00%),11.00%
                  thereafter, 10/01/07 ........................................................................       5,600,000
   1,500,000     Time Warner, Inc., senior notes, 10.15%, 05/01/12 ............................................       1,808,997
   1,500,000     Time Warner, Inc., sub. deb., 9.125%, 01/15/13 ...............................................       1,635,000
   3,000,000     Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ..............................       2,994,594
   5,000,000     Wireless One, Inc., units, senior disc. notes, zero coupon to 08/01/01 (original accretion rate 13.50%)
                  13.50% thereafter, 08/01/06 .................................................................       2,449,999
                                                                                                                   ------------
                                                                                                                     49,232,102
                                                                                                                   ------------
                 Chemicals  6.3%
   3,750,000     Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 .......................       3,965,625
   8,000,000     Arcadian Partners L.P., senior notes, Series B, 10.75%, 05/01/05 .............................       8,920,000
   2,500,000     Harris Chemical of North America, senior sub. notes, 10.75%, 10/15/03 ........................       2,600,000
                 Chemicals (cont.)
$  3,000,000     IMC Global, Inc., senior notes, 9.25%, 10/01/00 ..............................................     $ 3,250,920
   1,600,000     IMC Global, Inc., senior deb., 9.45%, 12/15/11 ...............................................       1,894,478
   1,200,000     IMC Global, Inc., senior notes, 10.125%, 06/15/01 ............................................       1,307,851
   2,425,000     IMC Global, Inc., senior notes, 10.75%, 06/15/03 .............................................       2,663,382
   4,000,000     UCC Investors, Inc., disc. notes, zero coupon to 05/01/98, (original accretion rate 12.00%), 12.00%
                  thereafter, 05/01/05 ........................................................................       3,480,000
                                                                                                                   ------------
                                                                                                                     28,082,256
                                                                                                                   ------------
                 Consumer Products  2.8%
   4,250,000     Coleman Holdings, Inc., senior secured disc. notes, (original accretion rate 10.875%), 0.00%,
                  05/27/98 ....................................................................................       3,564,688
   5,800,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ............................       5,814,500
   3,000,000     RJR Nabisco, Inc., notes, 9.25%, 08/15/13 ....................................................       3,041,250
                                                                                                                   ------------
                                                                                                                     12,420,438
                                                                                                                   ------------
                 Containers & Packaging  3.1%
   3,500,000     Container Corp., senior notes, Series A, 11.25%, 05/01/04 ....................................       3,806,250
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 10.00%, 08/01/02 ....................................       1,050,000
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 .....................................       1,047,500
   2,500,000     bPlastic Containers, Inc., senior notes, 10.00%, 12/15/06 ....................................       2,575,000
   5,000,000     bRadnor Holdings Corp., senior notes, 10.00%, 12/01/03 .......................................       5,100,000
                                                                                                                   ------------
                                                                                                                     13,578,750
                                                                                                                   ------------
                 Energy  1.4%
   5,000,000     Empire Gas Corp., units, senior secured notes, 7.00% coupon to 07/15/99, 12.875% thereafter,
                  07/15/04 ....................................................................................       4,250,000
     800,000     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 .........................................         834,000
   1,800,000     Mesa Operating Co., senior sub. notes, zero coupon to 07/01/01, (original accretion rate 11.625%),
                  11.625% thereafter, 07/01/06 ................................................................       1,251,000
                                                                                                                   ------------
                                                                                                                      6,335,000
                                                                                                                   ------------
                 Food & Beverage 4.0%
   3,000,000     Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 .................       3,060,000
     700,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ...............................         728,000
   1,124,010   n Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ...........................................       1,124,010
   3,000,000     Doane Products Co., senior notes, 10.625%, 03/01/06 ..........................................       3,180,000
     250,000     Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 .........................         260,625
  1,600,000b     International Home Foods, Inc., senior sub. notes, 10.375%, 11/01/06 .........................       1,668,000
   4,700,000     PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ........................       4,876,250
   3,000,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ...............................       3,045,000
                                                                                                                   ------------
                                                                                                                     17,941,885
                                                                                                                   ------------
                 Food Retailing  4.7%
   1,700,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .................................       1,895,500
   3,691,000     Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ...............................       3,930,915
   4,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ...................................       3,850,000
   1,000,000     Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ...................................       1,025,000
   3,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 .............................................       2,482,500
   1,500,000     Penn Traffic Co., senior sub. notes, 9.625%, 04/15/05 ........................................         866,250
   3,750,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ...........................................       4,003,125
   2,500,000     Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 .....................................       2,775,000
                                                                                                                   ------------
                                                                                                                     20,828,290
                                                                                                                   ------------

                 Forest & Paper Products  5.0%
$  7,700,000     Four M Corp., senior notes, 12.00%, 06/01/06 .................................................     $ 8,085,000
   3,000,000     Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ..............................       3,315,000
   2,000,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 ........................       2,100,000
   3,000,000     Repap Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 .................................       3,052,500
   2,300,000     S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ...............................       2,495,500
   3,500,000     Tembec Finance Corp., senior notes, 9.875%. 09/30/05 .........................................       3,316,250
                                                                                                                   ------------
                                                                                                                     22,364,250
                                                                                                                   ------------
                 Gaming & Leisure  7.0%
   3,000,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .............................................       3,210,000
  1,000,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 ................................       1,060,000
   5,900,000     Players International, Inc., senior notes, 10.875%, 04/15/05 .................................       5,892,625
   3,000,000     Rio Hotel and Casino, Inc., senior sub. notes, 10.625%, 07/15/05 .............................       3,165,000
   7,500,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ..........................................       8,287,500
   5,000,000     Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original accretion rate 12.25%),
                  12.25% thereafter, 06/15/05 .................................................................       4,687,500
   5,000,000     Station Casinos, Inc., senior sub. notes, 10.125%, 03/15/06 ..................................       5,037,500
                                                                                                                   ------------
                                                                                                                     31,340,125
                                                                                                                   ------------
                 Health Care Services  7.0%
   7,770,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .............................       8,158,500
   5,500,000     Mariner Health Group, Inc., senior sub. notes, 9.50%, 04/01/06 ...............................       5,417,500
  2,000,000b     Maxxim Medical, Inc., guaranteed senior sub. notes, 10.50%, 08/01/06 .........................       2,090,000
   1,000,000     Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 ...........................       1,012,500
   5,500,000     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03 ...       5,307,500
     850,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .......................................         935,000
   2,400,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .......................................       2,550,000
   3,400,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .................................       3,774,000
   3,150,000     Unilab Corp., senior notes, 11.00%, 04/01/06 .................................................       2,157,750
                                                                                                                   ------------
                                                                                                                     31,402,750
                                                                                                                   ------------
                 Industrial Products  6.4%
  2,500,000b     Allied Waste Industries, Inc., senior sub. notes, 10.25%, 12/01/06 ...........................       2,644,688
   8,500,000     American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98, (original accretion rate
                  10.50%), 10.50% thereafter, 06/01/05 ........................................................       8,011,250
   1,000,000     Day International Group, senior sub. notes, 11.125%, 06/01/05 ................................       1,055,000
   6,500,000     Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ........................................       6,597,500
   3,200,000     Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ..............................       3,312,000
   1,200,000     bIntertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 .................................       1,254,000
   5,500,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ............................................       5,568,750
                                                                                                                   ------------
                                                                                                                     28,443,188
                                                                                                                   ------------
                 Lodging  1.1%
   1,000,000     John Q. Hammons Hotels L.P., first mortgage, 8.875%, 02/15/04 ................................         997,500
   1,500,000     John Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 .................................       1,530,000
   2,310,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ..........................................       2,344,650
                                                                                                                   ------------
                                                                                                                      4,872,150
                                                                                                                   ------------
                 Media & Broadcasting  6.4%
   1,700,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 ...............................       1,810,500
   2,500,000     Benedek Broadcasting, senior secured notes, 11.875%, 03/01/05 ................................       2,731,250
   6,500,000     Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 ...................       6,711,250
     925,000     Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 ............................         985,125
   1,000,000     Jacor Communications, Inc., guaranteed senior sub. notes, 9.75%, 12/15/06 ....................       1,026,250
                 Media & Broadcasting (cont.)
$  2,500,000     K-III Communications Corp., senior notes, 10.25%, 06/01/04 ...................................     $ 2,631,250
  5,000,000c     News America Holdings, Inc., deb. (Australia), 8.625%, 02/07/14 ..............................       3,767,983
   4,000,000     SCI Television, Inc., S.F., senior notes, 11.00%, 06/30/05 ...................................       4,300,000
   2,000,000     SFX Broadcasting, Inc., senior sub. notes, Series B, 10.75%, 05/15/06 ........................       2,110,000
   2,500,000     Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 09/30/05 ..........................       2,559,375
                                                                                                                   ------------
                                                                                                                     28,632,983
                                                                                                                   ------------
                 Metals & Mining  3.2%
  4,000,000b     AK Steel Holding Corp., senior notes, 9.125%, 12/15/06 .......................................       4,100,000
   4,000,000     Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ........................................       4,320,000
   5,000,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03 ..........................................       4,750,000
   1,110,000     UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 .................       1,283,438
                                                                                                                   ------------
                                                                                                                     14,453,438
                                                                                                                   ------------
                 Technology & Information Systems  3.2%
   6,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ................................       6,427,500
   1,400,000     Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                  thereafter, 03/01/05 ........................................................................       1,025,500
   2,450,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 .............................................       2,492,875
     800,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .......................................         850,000
   1,150,000     bCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06 ..........................       1,207,500
   2,000,000     Exide Electronics Group, Inc., senior sub. notes, 11.50%, 03/15/06 ...........................       2,130,000
                                                                                                                   ------------
                                                                                                                     14,133,375
                                                                                                                   ------------
                 Telecommunications  3.0%
   2,000,000     Intelecom Group, Inc., senior disc. notes, zero coupon to 05/01/01, (original accretion rate 12.50%),
                  12.50% thereafter, 05/01/06 .................................................................       1,311,460
  10,400,000     MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01, (original accretion rate
                  8.875%), 8.875% thereafter, 01/15/06 ........................................................       7,709,000
   6,500,000     Teleport Communications Group, Inc., senior disc. notes, zero coupon to 07/01/01, (original accretion
                  rate 11.125%), 11.125% thereafter, 07/01/07 .................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     13,505,460
                                                                                                                   ------------
                 Textiles & Apparel  1.3%
   5,500,000     Clark-Schwebel, Inc., senior notes, Series B, 10.50%, 04/15/06 ...............................       5,830,000
  144,200a,l     Forstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ...........................          72,821
                                                                                                                   ------------
                                                                                                                      5,902,821
                                                                                                                   ------------
                 Transportation  1.5%
   1,600,000     Eletson Holdings, Inc., first mortgage notes, 9.25%, 11/15/03 ................................       1,630,000
   4,500,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .......................................       4,927,500
                                                                                                                   ------------
                                                                                                                      6,557,500
                                                                                                                   ------------
                 Utilities  2.0%
   3,000,000     CMS Energy Corp., senior notes, Series B, zero coupon to 10/01/95, (original accretion rate 9.875%),
                  9.875% thereafter, 10/01/99 .................................................................       3,135,000
   2,500,000     El Paso Electric Co., first mortgage, 8.90%, 02/01/06 ........................................       2,650,000
   2,715,363     Midland CoGeneration Venture, S.F., deb., Series C, 10.33%, 07/23/02 .........................       2,905,439
       2,000     System Energy Resource, S.F., first mortgage, 11.375%, 09/01/16 ..............................           2,163
                                                                                                                   ------------
                                                                                                                      8,692,602
                                                                                                                   ------------

                 Wireless Communication  9.9%
$  6,000,000     Arch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01, (original accretion
                  rate 10.875%), 10.875% thereafter, 03/15/08 .................................................     $ 3,457,500
   6,500,000     Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99, (original accretion
                  rate 12.25%), 12.25% thereafter, 04/15/04 ...................................................       4,663,750
   7,800,000     bInternational Wireless Communications, Inc., senior disc. notes, zero coupon to 08/15/01 ....       4,290,000
   9,300,000     Millicom International Cellular, S.A., senior disc. notes, zero coupon to 06/01/01, (original accretion
                  rate 13.50%), 13.50% thereafter, 06/01/06....................................................       5,766,000
   4,700,000     Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07 ...................................       4,835,125
   4,500,000     bPaging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ...................................       4,578,750
   3,000,000     Rogers Cantel Mobile Communications, Inc., deb., 9.75%, 06/01/16 .............................       3,172,500
  10,000,000     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 08/15/01, (original accretion rate 12.50%),
                  12.50% thereafter, 08/15/06..................................................................       6,775,000
   6,500,000     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ........................................       6,695,000
                                                                                                                   ------------
                                                                                                                     44,233,625
                                                                                                                   ------------
                       Total Bonds (Cost $393,587,025) ........................................................     409,840,988
                                                                                                                   ------------
                       Total Investments before Repurchase Agreements (Cost $406,708,119) .....................     424,943,010
                                                                                                                   ------------
                 h,iReceivables from Repurchase Agreements  3.0%
  13,235,089     Joint Repurchase Agreements, 6.59%, 01/02/97, (Maturity Value $13,468,397) (Cost $13,463,468)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $1,653,685)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................      13,463,468
                                                                                                                   ------------
                           Total Investments (Cost $420,171,587)  98.3% .......................................     438,406,478
                           Other Assets and Liabilities, Net  1.7%.............................................       7,689,047
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $446,095,525
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $420,171,587 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 22,104,944
                   Aggregate gross unrealized depreciation for all investments in which
                 here was an excess of tax cost over value ....................................................      (3,870,053)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 18,234,891
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership
PIK    - Payment-in-Kind
S.F.   - Sinking Fund



aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



              Shares/                                                                                                  Value
 Country*    Warrants      Precious Metals Fund                                                                      (Note 1)
                           Common Stocks & Warrants  95.7%

                           Gold & Diversified Resources  14.4%
    AU       780,000a      Equinox Resources, N.L. ............................................................       $ 638,582
    US        160,718      Freeport-McMoRan Copper & Gold, Inc. ...............................................       4,520,194
    AU        201,800      Great Central Mines, Ltd. ..........................................................         574,234
    CA       110,000a      Pangea Goldfields, Inc. ............................................................         514,037
    GB        318,429      RTZ Corp., Plc. ....................................................................       5,108,589
    CA        159,100      Teck Corp., Class B ................................................................       3,688,383
    CA       510,600a      Williams Resources, Inc. ...........................................................         525,681
    CA        188,600      Williams Resources, Inc., Legend Shares ............................................         194,170
                                                                                                                   ------------
                                                                                                                     15,763,870
                                                                                                                   ------------
                           Long Life Gold Mines  45.7%
    US       210,700b      Ashanti Goldfields Co., Ltd., ADS ..................................................       2,607,413
    US        235,595      Barrick Gold Corp. .................................................................       6,773,356
    CA        194,920      Battle Mountain Canada, Inc. .......................................................       1,352,079
    ZA        125,000      Beatrix Mines, Ltd. ................................................................         781,500
    PE         37,404      Compania de Minas Buenaventura, SA .................................................         308,656
    PE        112,068      Compania de Minas Buenaventura, SA, Class C ........................................         815,352
    US        67,000b      Compania de Minas Buenaventura, SA, Sponsored ADR ..................................       1,143,188
    US        249,500      Driefontein Consolidated Mines, Ltd., ADR ..........................................       2,495,000
    US        226,700      Hartebeestfontein Gold Mining Co., Ltd., ADR .......................................         463,942
    US        139,488      Homestake Mining Co. ...............................................................       1,987,704
    US         95,400      Kloof Gold Mining Co., Ltd., ADR ...................................................         745,313
    AU       820,260a      Leo Shield Exploration, N.L. .......................................................         436,829
    US         82,400      Newmont Gold Co. ...................................................................       3,605,000
    US         99,755      Newmont Mining Corp. ...............................................................       4,464,036
    US        327,500      Placer Dome, Inc. ..................................................................       7,123,125
    ZA        340,000      Randgold & Exploration Co., Ltd. ...................................................       2,307,363
    US        257,901      Santa Fe Pacific Gold Corp. ........................................................       3,965,228
    CA       522,000a      TVX Gold, Inc. .....................................................................       4,078,274
    US        339,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR .....................................       2,097,563
    US         41,068      Western Areas Gold Mining, ADR .....................................................         566,193
    ZA        143,888      Western Areas Gold Mining Co., Ltd. ................................................       1,983,708
                                                                                                                   ------------
                                                                                                                     50,100,822
                                                                                                                   ------------
                           Medium Life Gold Mines  23.5%
    AU     1,243,600a      Acacia Resources, Ltd. .............................................................       2,421,763
    CA        66,500a      Bre-X Minerals, Ltd. ...............................................................       1,053,667
    CA         6,650a      Bro-X Minerals, Ltd. ...............................................................          11,653
    US       209,000a      Campbell Resources, Inc., warrants .................................................          84,917
    US       210,000a      Canyon Resources Corp. .............................................................         551,250
    CA       151,200a      Dayton Mining Corp. ................................................................       1,004,651
    CA        155,300      Euro-Nevada Mining Corp. ...........................................................       4,637,852
    CA         15,000      Euro-Nevada Mining Corp., Legend Shares ............................................         447,957
    CA         90,800      Franco-Nevada Mining Corp., Ltd. ...................................................       4,160,272
    CA          2,500      Franco-Nevada Mining Corp., Ltd., Legend Shares ....................................         114,545
    CA       234,600a      Geomaque Explorations, Ltd. ........................................................         565,281
    US        18,500a      Getchell Gold Corp. ................................................................         709,938
    CA         86,200      Golden Knight Resources ............................................................         415,407
    CA       170,900a      Greenstone Resources, Ltd. .........................................................       1,990,329
    AU       329,500a      Lihir Gold, Ltd. ...................................................................         628,567
    AU        271,500      Newcrest Mining, Ltd. ..............................................................       1,079,008

                           Medium Life Gold Mines (cont.)
    AU        632,500      Plutonic Resources, Ltd. ...........................................................     $ 2,941,042
    AU        505,900      Sons Of Gwalia , Ltd. ..............................................................       2,987,709
                                                                                                                   ------------
                                                                                                                     25,805,808
                                                                                                                   ------------
                           Mining Finance Companies  6.5%
    US         15,000      Anglo American Corp. of South Africa Ltd., Unsponsored ADR .........................         817,500
    US        113,700      DeBeers Consolidated Mines, Ltd., ADR ..............................................       3,212,025
    AU      1,535,571      Normandy Mining, Ltd. ..............................................................       2,123,753
    AU       230,000a      Orogen Minerals, Ltd. ..............................................................         535,649
    US      17,200a,b      Orogen Minerals, Ltd., GDR .........................................................         400,573
                                                                                                                   ------------
                                                                                                                      7,089,500
                                                                                                                   ------------
                           Platinum Companies  5.6%
    AU       495,000a      Helix Resources, N.L. ..............................................................       1,475,439
    ZA         72,900      Impala Platinum Holdings, Ltd. .....................................................         728,455
    US         21,200      Impala Platinum Holdings, Ltd., ADR ................................................         211,841
    US        168,466      Rustenburg Platinum Holdings, Ltd., ADR ............................................       2,304,547
    US      82,300a,b      Stillwater Mining Co. ..............................................................       1,378,524
                                                                                                                   ------------
                                                                                                                      6,098,806
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $99,595,951).............................     104,858,806
                                                                                                                   ------------
              Face
             Amount
                           Convertible Bonds  0.4%
    US     $ 270,000b      Randgold & Exploration Co., Ltd., cvt. sub. notes, 7.00%, 10/03/01 .................         270,000
    CA        200,000      Williams Resources, Inc., cvt. sub. notes, 8.50%, 11/22/01 .........................         154,794
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $419,740) ......................................         424,794
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $100,015,691) ..............................     105,283,600
                                                                                                                   ------------
                  h,i      Receivables from Repurchase Agreements  3.1%
    US      3,409,181      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $3,468,619)
                           (Cost $3,467,349)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear, Stearns & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $434,676)
                            Collateral: U. S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $425,887)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities, L.L.C., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...............       3,467,349
                                                                                                                   ------------
                                     Total Investments (Cost $103,483,040)  99.2%..............................     108,750,949
                                     Other Assets and Liabilities, Net  0.8%...................................         827,636
                                                                                                                   ------------
                                     Net Assets  100.0% .......................................................    $109,578,585
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $103,483,040 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 14,289,001
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ........................................      (9,021,092)
                                                                                                                   ------------
                             Net unrealized appreciation ......................................................     $ 5,267,909
                                                                                                                   ============

COUNTRY LEGEND:
AU      - Australia
CA      - Canada
GB      - United Kindom
PE      - Peru
US      - United States
ZA      - South Africa
PORTFOLIO ABBREVIATION:
L.L.C.  - Limited Liability Corp.

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


   Shares/                                                                                                             Value
  Warrants       Real Estate Securities Fund                                                                         (Note 1)
                 Common Stocks & Warrants  91.6%

                 Equity REIT - Apartments  20.0%
     170,000     Amli Residential Properties Trust ............................................................     $ 3,973,750
     295,000     Bay Apartment Communities, Inc................................................................      10,620,000
     110,000     Camden Property Trust ........................................................................       3,148,750
     205,000     Equity Residential Properties Trust ..........................................................       8,456,250
     212,000     Evans Withycombe Residential, Inc. ...........................................................       4,452,000
     155,000     Gables Residential Trust .....................................................................       4,495,000
     145,000     Irvine Apartment Communities, Inc.............................................................       3,625,000
     215,000     Oasis Residential, Inc........................................................................       4,891,250
     100,000     Post Properties, Inc. ........................................................................       4,025,000
     120,000     Security Capital Atlantic, Inc................................................................       2,940,000
     275,000     Security Capital Pacific Trust ...............................................................       6,290,625
     220,000     South West Property Trust ....................................................................       3,712,500
     175,000     Summit Properties, Inc........................................................................       3,871,875
                                                                                                                   ------------
                                                                                                                     64,502,000
                                                                                                                   ------------
                 Equity REIT - Health Care  3.7%
      90,000     Health Care Property Investors, Inc. .........................................................       3,150,000
     150,000     Nationwide Health Properties, Inc.............................................................       3,637,500
     158,000     Omega Healthcare Investors, Inc. .............................................................       5,253,500
                                                                                                                   ------------
                                                                                                                     12,041,000
                                                                                                                   ------------
                 Equity REIT - Hotels  12.4%
     500,000     Equity Inns, Inc. ............................................................................       6,500,000
     267,000     FelCor Suite Hotels, Inc......................................................................       9,445,125
     140,000     Patriot American Hospitality, Inc. ...........................................................       6,037,500
     176,700     Starwood Lodging Trust .......................................................................       9,740,588
     605,000     Winston Hotels, Inc. .........................................................................       8,243,125
                                                                                                                   ------------
                                                                                                                     39,966,338
                                                                                                                   ------------
                 Equity REIT - Industrial  8.9%
     112,500     Duke Realty Investments, Inc. ................................................................       4,331,250
     195,000     Liberty Property Trust .......................................................................       5,021,250
     250,700     Meridian Industrial Trust, Inc................................................................       5,264,700
     327,473     Security Capital Industrial Trust ............................................................       6,999,735
     100,000     Spieker Properties, Inc.......................................................................       3,600,000
     110,000     Weeks Corp. ..................................................................................       3,657,500
                                                                                                                   ------------
                                                                                                                     28,874,435
                                                                                                                   ------------
                 Equity REIT - Mixed Property Type  2.1%
     115,000     Colonial Properties Trust ....................................................................       3,493,125
     190,000     Glenborough Realty Trust, Inc.................................................................       3,348,750
                                                                                                                   ------------
                                                                                                                      6,841,875
                                                                                                                   ------------
                 Equity REIT - Office  7.9%
     243,800     Arden Realty Group, Inc.......................................................................       6,765,450
     135,000     Beacon Properties Corp. ......................................................................       4,944,375
     125,000     Crescent Real Estate Equities, Co. ...........................................................       6,593,750
     210,000     Highwoods Properties, Inc.....................................................................       7,087,500
                                                                                                                   ------------
                                                                                                                     25,391,075
                                                                                                                   ------------

                 Equity REIT - Residential Communities  3.8%
     185,000     Manufactured Home Communities, Inc. ..........................................................     $ 4,301,250
     125,000     ROC Communities, Inc..........................................................................       3,468,750
     130,000     Sun Communities, Inc..........................................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     12,255,000
                                                                                                                   ------------
                 Equity REIT - Retail - Community Centers  5.4%
     102,000     Developers Diversified Realty Corp. ..........................................................       3,786,750
      97,500     Kimco Realty Corp. ...........................................................................       3,400,313
    511,400n     Pacific Retail Trust .........................................................................       5,625,400
      90,000     Vornado Realty Trust .........................................................................       4,725,000
                                                                                                                   ------------
                                                                                                                     17,537,463
                                                                                                                   ------------
                 Equity REIT - Retail - Outlet Centers  1.5%
      75,000     Chelsea GCA Realty, Inc. .....................................................................       2,596,875
      80,000     Tanger Factory Outlet Centers, Inc............................................................       2,170,000
                                                                                                                   ------------
                                                                                                                      4,766,875
                                                                                                                   ------------
                 Equity REIT - Retail - Regional Malls  4.9%
     250,000     Simon DeBartolo Group, Inc....................................................................       7,750,000
     170,000     The Macerich Co. .............................................................................       4,441,250
     155,000     The Mills Corp. ..............................................................................       3,700,625
                                                                                                                   ------------
                                                                                                                     15,891,875
                                                                                                                   ------------
                 Equity REIT - Storage  7.3%
     280,000     Public Storage, Inc...........................................................................       8,680,000
     370,000     Storage Trust Realty .........................................................................       9,990,000
     130,000     Storage USA, Inc..............................................................................       4,891,250
                                                                                                                   ------------
                                                                                                                     23,561,250
                                                                                                                   ------------
                 Home Builders  6.4%
    100,000a     Beazer Homes USA, Inc.........................................................................       1,850,000
    306,100a     Belmont Homes, Inc............................................................................       2,946,213
      75,000     Centex Corp. .................................................................................       2,821,875
     281,250     Clayton Homes, Inc............................................................................       3,796,874
      85,000     Kaufman & Broad Home Corp. ...................................................................       1,094,375
      70,000     Lennar Corp. .................................................................................       1,907,500
    300,000a     NVR, Inc. ....................................................................................       3,900,000
    193,100a     Southern Energy Homes, Inc....................................................................       2,220,650
                                                                                                                   ------------
                                                                                                                     20,537,487
                                                                                                                   ------------
                 Hotels  5.3%
    325,000a     Candlewood Hotel Co., Inc.....................................................................       3,128,125
    250,000a     CapStar Hotel Co. ............................................................................       4,906,250
     44,122a     Homestead Village, Inc........................................................................         794,196
     29,600a     Homestead Village, Inc., warrants.............................................................         240,500
    505,000a     Host Marriott Corp. ..........................................................................       8,080,000
                                                                                                                   ------------
                                                                                                                     17,149,071
                                                                                                                   ------------
                 Mixed Property Type 2.0%
     500,000     Security Capital US Realty ...................................................................       6,400,000
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $216,018,176) .....................................     295,715,744
                                                                                                                   ------------
                 Convertible Preferred Stocks  0.4%
     20,000b     Catellus Development Corp., $3.625 cvt. pfd., Series B (Cost $1,000,000)......................       1,190,000
                                                                                                                   ------------

                 Bonds  0.6%...................................................................................
$  2,000,000     US Home Corp., cvt. sub. notes, 4.875%, 11/01/05 (Cost $1,970,000)............................     $ 1,937,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $218,988,176).........................................     298,843,244
                                                                                                                   ------------
              h,iReceivables from Repurchase Agreements  7.2%
  22,726,825     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $23,127,905) (Cost $23,119,441)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,839,700)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      23,119,441
                                                                                                                   ------------
                           Total Investments (Cost $242,107,617)  99.8% .......................................     321,962,685
                                                                                                                   ------------
                           Other Assets and Liabilities, Net  0.2%.............................................         758,510
                                                                                                                   ------------
                           Net Assets  100.0 % ................................................................    $322,721,195
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $242,107,617 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 81,200,237
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (1,345,169)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 79,855,068
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
REIT    - Real Estate Investment Trust

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount         U.S. Government Securities Fund                                                                    (Note 1)
                  Mortgage-Backed Securities  68.5%

                  Government National Mortgage Association (GNMA) - Fixed Rate  38.7%
$ 12,909,358      GNMA I, SF, 6.00%, 12/15/23 - 01/15/24 ......................................................    $ 11,997,637
   2,240,248      GNMA II, 6.00%, 01/20/24 - 10/20/24 .........................................................       2,068,031
  57,198,297      GNMA I, SF, 6.50%, 05/15/23 - 05/15/24 ......................................................      54,642,340
   3,866,893      GNMA II, 6.50%, 01/20/26 ....................................................................       3,669,925
   8,696,408      GNMA, PL, 6.50%, 09/15/28 ...................................................................       8,264,310
  56,855,632      GNMA I, SF, 7.00%, 03/15/22 - 12/15/26 ......................................................      55,700,850
  14,520,927      GNMA II, 7.00%, 01/20/24 - 12/01/26 .........................................................      14,135,225
 15,000,000k      GNMA II, 7.00%, 12/01/26 ....................................................................      14,617,968
   1,983,040      GNMA I, SF, 7.25%, 11/15/25 .................................................................       1,964,759
   2,242,805      GNMA, PL, 7.25%, 05/15/22 - 08/15/22 ........................................................       2,210,915
  42,539,615      GNMA I, SF, 7.50%, 02/15/17 - 06/15/23 ......................................................      42,619,423
  33,125,704      GNMA II, 7.50%, 11/20/16 - 12/01/26 .........................................................      32,980,790
  5,000,000k      GNMA II, 7.50%, 12/01/26 ....................................................................       4,980,469
  29,391,221      GNMA I, SF, 8.00%, 04/15/05 - 06/15/25 ......................................................      30,015,829
   3,371,055      GNMA II, 8.00%, 02/20/16 - 08/20/26 .........................................................       3,417,411
   2,589,263      GNMA I, SF, 8.25%, 04/15/25 .................................................................       2,664,516
  11,529,600      GNMA I, SF, 8.50%, 08/15/21 - 12/15/24 ......................................................      11,954,773
   4,261,726      GNMA I, SF, 9.00%, 04/15/16 - 02/15/21 ......................................................       4,496,145
  10,571,472      GNMA I, SF, 9.50%, 10/15/15 - 12/15/21 ......................................................      11,433,761
   2,227,999      GNMA II, 9.50%, 04/20/25 ....................................................................       2,387,442
   8,657,430      GNMA I, SF, 10.00%, 08/15/17 - 08/15/21 .....................................................       9,504,241
     297,054      GNMA II, 10.00%, 07/20/19 - 02/20/21 ........................................................         323,139
                                                                                                                   ------------
                                                                                                                    326,049,899
                                                                                                                   ------------
                  Government National Mortgage Association (GNMA) - Adjustable Rate  1.4%
   3,775,571      GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 07/20/17 .....................       3,854,443
   3,477,477      GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 7.50%, 07/20/25 ......................       3,583,819
   4,528,182      GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/16 ......................       4,593,071
                                                                                                                   ------------
                                                                                                                     12,031,333
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Fixed Rate  8.8%
   7,013,467      FNMA, 6.00%, 10/01/23 - 04/01/24 ............................................................       6,520,340
  15,000,000      FNMA, 6.05%, 11/10/97 .......................................................................      15,046,605
  16,442,305      FNMA, 6.50%, 01/01/24 - 06/01/24 ............................................................      15,707,553
   1,943,398      FNMA, 7.00%, 05/01/24 .......................................................................       1,903,924
   8,077,380      FNMA, PL, 7.00%, 03/17/35 ...................................................................       7,774,479
  11,946,917      FNMA, 7.50%, 04/01/23 - 08/01/25 ............................................................      11,958,127
  13,480,634      FNMA, 8.00%, 07/01/16 - 02/01/25 ............................................................      13,755,022
   1,079,387      FNMA, 8.50%, 10/01/19 - 03/01/22 ............................................................       1,118,856
     173,288      FNMA, 9.00%, 09/01/18 - 03/01/21 ............................................................         182,821
      99,393      FNMA, 9.50%, 07/01/19 - 08/01/20 ............................................................         107,346
      36,255      FNMA, 10.00%, 10/01/20 ......................................................................          39,768
                                                                                                                   ------------
                                                                                                                     74,114,841
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Adjustable Rate  7.0%
   6,945,255      FNMA, Cap 12.22%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.963%, 06/01/18 .........       7,070,687
   5,056,806      FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.693%, 02/01/19 .....................       5,266,714
   2,473,734      FNMA, Cap 12.786%, Margin 1.25% + COFI, Resets Monthly, 6.084%, 02/01/03 ....................       2,462,009
   6,699,164      FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.701%, 09/01/18 ...................       6,996,071
   4,370,458      FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.662%, 07/01/19 ...................       4,561,273
  13,893,832      FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.599%, 01/01/18 ...................      14,470,563
   1,129,917      FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.796%, 07/01/24 .........       1,126,675
     433,585      FNMA, Cap 13.721%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 02/01/17 ....................         430,715
                  Federal National Mortgage Association (FNMA) - Adjustable Rate (cont.)
$    885,440      FNMA, Cap 14.071%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 12/01/18 ....................       $ 879,578
   1,317,468      FNMA, Cap 14.428%, Margin 2.125% + CMT, Resets Annually, 7.25%, 04/01/19 ....................       1,365,556
   6,050,539      FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 06/01/02 ....................       6,018,048
   3,103,864      FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 8.489%, 07/01/20 ..............       3,219,110
   5,122,820      FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.453%, 03/01/20 ..............       5,337,108
                                                                                                                   ------------
                                                                                                                     59,204,107
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate  8.5%
  23,032,840      FHLMC, 6.50%, 06/01/08 - 01/01/24 ...........................................................      22,141,263
  17,405,760      FHLMC, 7.00%, 04/01/24 ......................................................................      17,101,159
  19,790,154      FHLMC, PL, 7.00%, 09/17/31 ..................................................................      19,233,655
   6,026,449      FHLMC, 7.50%, 11/01/22 - 05/01/24 ...........................................................       6,041,520
   4,368,802      FHLMC, 8.00%, 05/01/16 - 05/01/22 ...........................................................       4,457,553
   1,327,636      FHLMC, 8.50%, 04/01/18 - 03/01/22 ...........................................................       1,377,012
   1,141,617      FHLMC, 9.00%, 03/01/03 - 01/01/21 ...........................................................       1,196,861
     259,097      FHLMC, 9.50%, 06/01/16 - 08/01/20 ...........................................................         278,530
     192,483      FHLMC, 10.00%, 08/01/20 - 10/01/20 ..........................................................         209,807
                                                                                                                   ------------
                                                                                                                     72,037,360
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate  4.1%
   5,058,120      FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annnually, 7.651%, 06/01/22 .................       5,263,379
   2,606,296      FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.582%, 09/01/19 ...................       2,697,525
   3,402,647      FHLMC, Cap 13.125%, Margin 2.00% + CMT, Resets Annually, 7.297%, 07/01/18 ...................       3,509,831
     613,638      FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.583%, 07/01/19 ..................         635,719
   7,457,638      FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.751%, 02/01/19 ..................       7,749,381
   5,556,893      FHLMC, Cap 13.50%, Margin 2.03% + CMT, Resets Annually, 7.496%, 05/01/18 ....................       5,751,107
   1,781,078      FHLMC, Cap 13.605%, Margin 2.20% + CMT, Resets Annually, 7.557%, 02/01/19 ...................       1,843,897
   7,092,294      FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.628%, 04/01/18 ..................       7,355,701
                                                                                                                   ------------
                                                                                                                     34,806,540
                                                                                                                   ------------
                        Total Mortgage-Backed Securities (Cost $575,480,640) ..................................     578,244,080
                                                                                                                   ------------
                  Other Government & Agency Securities  23.6%
   2,000,000      Federal Agriculture Mortgage Corp., 6.91%, 07/15/97 .........................................       2,014,030
   5,000,000      Federal Farm Credit Bank, 5.80%, 09/16/03 ...................................................       4,780,810
  10,000,000      Federal Farm Credit Bank, 7.95%, 04/01/02 ...................................................      10,062,349
  13,220,804      FHA Project Loan, 6.875%, 11/01/23 ..........................................................      12,592,825
   8,168,028      FHA Project Loan, 7.00%, 02/01/29 ...........................................................       7,871,937
   3,876,000      FICO Strips, 0.00%, 11/11/01 ................................................................       2,857,360
   1,925,000      FICO Strips, 0.00%, 05/11/02 ................................................................       1,372,525
  10,000,000      FICO Strips, 0.00%, 05/11/13 ................................................................       3,174,609
  15,000,000      FICO Strips, Series 1, 0.00%, 05/11/99 ......................................................      13,008,989
   1,758,000      FICO Strips, Series 1, 0.00%, 05/11/09 ......................................................         754,011
  11,024,000      FICO Strips, Series 13, 0.00%, 06/27/09 .....................................................       4,684,361
   5,000,000      FICO Strips, Series 15, 0.00%, 09/07/98 .....................................................       4,530,025
  10,000,000      FICO Strips, Series 15, 0.00%, 03/07/02 .....................................................       7,217,839
   3,202,000      FICO Strips, Series 16, 0.00%, 04/05/09 .....................................................       1,383,526
   4,745,000      FICO Strips, Series 16, 0.00%, 10/05/10 .....................................................       1,835,446
   2,060,000      FICO Strips, Series A, 0.00%, 02/08/09 ......................................................         900,325
   7,000,000      FICO Strips, Series D, 0.00%, 09/26/01 ......................................................       5,203,176
   5,000,000      Housing Urban Development, Series 96-A, 7.63%, 08/01/14 .....................................       5,109,699
   5,000,000      Housing Urban Development, Series 96-A, 7.66%, 08/01/15 .....................................       5,112,735
   4,851,066      Small Business Administration, 6.45%, 12/01/15 ..............................................       4,594,348
   5,000,000      Small Business Administration, 6.70%, 12/01/16 ..............................................       4,906,300
$  8,338,041      Small Business Administration, Cap 10.50%, Margin Prime - 0.50%, Resets Quarterly, 7.75%,
                   03/25/19 ...................................................................................     $ 8,651,469
   8,003,940      Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 7.85%,
                   06/25/19...................................................................................        8,344,108
   9,471,172      Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.125%,
                   03/25/18 ...................................................................................      10,039,442
   5,000,000      Student Loan Marketing Association, 5.64%, 11/26/97 .........................................       4,992,895
   5,000,000      Student Loan Marketing Association, 6.16%, 12/02/99 .........................................       4,973,475
  15,000,000      Student Loan Marketing Association, 0.00%, 05/15/14 .........................................       3,807,193
  10,000,000      Tennessee Valley Authority, 0.00%, 04/15/03 .................................................       6,700,249
   6,000,000      Tennessee Valley Authority, 0.00%, 04/15/42 .................................................       1,986,977
   5,000,000      Tennessee Valley Authority, 5.98%, 04/01/36 .................................................       5,074,360
   5,000,000      Tennessee Valley Authority, 6.125%, 07/15/03 ................................................       4,868,629
  12,000,000      Tennessee Valley Authority, 6.235%, 07/15/45 ................................................      12,039,490
  10,000,000      Tennessee Valley Authority, 7.25%, 07/15/43 .................................................       9,759,050
   1,000,000      Tennessee Valley Authority, 8.375%, 10/01/99 ................................................       1,056,509
  12,000,000      Tennessee Valley Authority, 8.625%, 11/15/29 ................................................      12,859,246
                                                                                                                   ------------
                        Total Other Agency Government Securities (Cost $194,604,937) ..........................     199,120,317
                                                                                                                   ------------
                  U.S. Government Securities  8.0%
   5,000,000      U.S. Treasury Notes, 5.125%, 04/30/98 .......................................................       4,950,005
  10,000,000      U.S. Treasury Notes, 5.125%, 06/30/98 .......................................................       9,893,759
   8,000,000      U.S. Treasury Notes, 5.25%, 12/31/97 ........................................................       7,950,007
  15,000,000      U.S. Treasury Notes, 5.625%, 06/30/97 .......................................................      15,004,694
   5,000,000      U.S. Treasury Notes, 5.75%, 08/15/03 ........................................................       4,851,565
   5,000,000      U.S. Treasury Notes, 5.875%, 08/15/98 .......................................................       4,995,315
   5,000,000      U.S. Treasury Notes, 5.875%, 03/31/99 .......................................................       4,993,755
  10,000,000      U.S. Treasury Notes, 6.125%, 05/31/97 .......................................................      10,018,759
   5,000,000      U.S. Treasury Notes, 6.50%, 04/30/97 ........................................................       5,015,630
                                                                                                                   ------------
                        Total U.S. Government Securities (Cost $67,905,861) ...................................      67,673,489
                                                                                                                   ------------
                        Total Long Term Investments (Cost $837,991,438) .......................................     845,037,886
                                                                                                                   ------------
               h,iReceivables from Repurchase Agreements  1.5%
  12,403,581      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $12,622,265) (Cost $12,617,646)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                   Bear, Stearns & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.750%, 10/15/97 - 06/30/01
                   CIBC Wood Gundy Securities Corp., (Maturity Value $1,581,782)
                   U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                   Daiwa Securities America, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                   Donaldson, Lufkin & Jenrette Securities, Corp., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                   SBC Warburg, Inc., (Maturity Value $1,549,791)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                   The Nikko Securities Co. International, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.75% 08/15/00 - 04/30/01
                   UBS Securities L.L.C., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.50% 06/30/98 - 05/31/01 ..........................      12,617,646
                                                                                                                   ------------
                            Total Investments (Cost $850,609,084)  101.6%......................................     857,655,532
                            Liabilities in Excess of Other Assets  (1.6%)......................................     (13,798,015)
                                                                                                                   ------------
                            Net Assets  100.0%.................................................................    $843,857,517
                                                                                                                   ============

                  At December 31, 1996 the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $850,609,084 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost .................................................    $ 14,804,148
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value .................................................      (7,757,700)
                                                                                                                   ------------
                    Net unrealized appreciation ...............................................................     $ 7,046,448
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - 11th District Cost of Funds Index
DR      - Discount Rate
FHA     - Federal Housing Authority
FICO    - Financing Corp.
L.L.C.  - Limited Liability Corp.
PL      - Project Loan
SF      - Single Family

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount       Zero Coupon Fund - 2000                                                                              (Note 1)
                Long Term Investments  100%

                Government & Agency Securities  98.6%
$  7,567,000    FHLB Strips, Series A-1, 0.00%, 02/25/01 ......................................................     $ 5,845,212
   2,884,000    FHLB Strips, Series A-1, 0.00%, 08/25/01 ......................................................       2,155,250
     465,000    FHLB Strips, Series A-1, 0.00%, 02/25/02 ......................................................         336,363
  16,175,000    FHLMC, notes, 0.00%, 05/15/00 .................................................................      13,143,125
   9,023,000    FICO Strips, 0.00%, 03/26/01 ..................................................................       6,932,100
   2,000,000    FICO Strips, 0.00%, 04/06/01 ..................................................................       1,533,606
   1,139,000    FICO Strips, Series 1, 0.00%, 11/11/00 ........................................................         896,755
   1,000,000    FICO Strips, Series 7, 0.00%, 02/03/01 ........................................................         775,514
  17,390,000    FICO Strips, Series 12, 0.00%, 12/06/00 .......................................................      13,629,516
   6,000,000    FICO Strips, Series 12, 0.00%, 06/06/01 .......................................................       4,549,980
   4,000,000    FICO Strips, Series 13, 0.00%, 06/27/01 .......................................................       3,021,744
     148,000    FICO Strips, Series 15, 0.00%, 09/07/00 .......................................................         117,895
   5,000,000    FICO Strips, Series 15, 0.00%, 03/07/01 .......................................................       3,854,720
   5,875,000    FICO Strips, Series 17, 0.00%, 10/05/00 .......................................................       4,656,037
   6,200,000    FICO Strips, Series 18, 0.00%, 10/06/00 .......................................................       4,912,737
   4,965,000    FICO Strips, Series D, 0.00%, 09/26/00 ........................................................       3,941,584
   5,550,000    FICO Strips, Series D, 0.00%, 02/03/01 ........................................................       4,304,102
   3,800,000    FNMA Strips, 0.00%, 11/22/99 ..................................................................       3,183,066
   1,000,000    FNMA Strips, 0.00%, 02/12/02 ..................................................................         723,947
     500,000    FNMA Strips, Series 1, 0.00%, 02/12/00 ........................................................         412,619
   1,875,000    FNMA Strips, Series 1, 0.00%, 02/01/01 ........................................................       1,452,887
   1,000,000    FNMA Strips, Series 1, 0.00%, 02/01/02 ........................................................         725,364
   3,000,000    FNMA Strips, Series 2, 0.00%, 08/12/01 ........................................................       2,244,114
   9,195,000    REFCO Strips, 0.00%, 01/15/01 .................................................................       7,194,369
   3,320,000    Tennessee Valley Authority, 0.00%, 07/15/00 ...................................................       2,673,204
   2,500,000    Tennessee Valley Authority, 0.00%, 10/15/00 ...................................................       1,980,827
      65,000    Tennessee Valley Authority, 0.00%, 01/01/01 ...................................................          50,315
  10,500,000    Tennessee Valley Authority, 0.00%, 04/15/01 ...................................................       8,051,577
   1,000,000    Tennessee Valley Authority, 0.00%, 04/15/02 ...................................................         718,045
   1,110,375    U.S. Treasury Strips, 0.00%, 11/15/00 .........................................................         875,190
   2,778,750    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       2,154,740
  15,000,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................      11,682,779
  11,615,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       9,060,779
                                                                                                                   ------------
                                                                                                                    127,790,062
                                                                                                                   ------------
                Other Securities - "AAA" Rated  1.4%
     220,000    InterAmerican Development Bank, 0.00%, 12/16/00 ...............................................         171,499
     405,000    International Bank for Reconstruction and Development, 0.00%, 02/15/00 ........................         334,189
     945,000    International Bank for Reconstruction and Development, 0.00%, 08/15/00 ........................         754,667
     735,000    International Bank for Reconstruction and Development, 0.00%, 02/15/01 ........................         567,527
                                                                                                                   ------------
                                                                                                                      1,827,882
                                                                                                                   ------------
                      Total Long Term Investments (Cost $122,571,579)..........................................     129,617,944
                                                                                                                   ------------

           h,i  Receivables from Repurchase Agreements  0.1%...................................................
$     69,031    Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value 69,902) (Cost $69,876)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $8,582)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities L.L.C., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01..........................         $ 69,876
                                                                                                                   ------------
                          Total Investments (Cost $122,641,455)  100.1% .......................................     129,687,820
                          Liabilities in Excess of Other Assets  (0.1%) .......................................         (86,878)
                                                                                                                   ------------
                          Net Assets  100.0% ..................................................................    $129,600,942
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $122,641,455 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ...................................................     $ 7,210,715
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ...................................................        (164,350)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................     $ 7,046,365
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financial Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                                Value
   Amount        Zero Coupon Fund - 2005                                                                              (Note 1)
                 Long Term Investments  100.0%

                 Government & Agency Securities  96.8%
$  1,000,000     FHLB Strips, Series A-1, 0.00%, 08/25/02 ......................................................      $ 699,815
     800,000     FHLB Strips, Series A-1, 0.00%, 02/25/04 ......................................................        503,905
   9,110,000     FHLB Strips, Series A-1P, 0.00%, 02/25/04 .....................................................      5,738,216
  11,400,000     FICO Strips, 0.00%, 10/06/05 ..................................................................      6,367,880
   3,500,000     FICO Strips, Series 1, 0.00%, 05/11/05 ........................................................      2,012,076
     829,000     FICO Strips, Series 1, 0.00%, 11/11/05 ........................................................        459,821
   3,509,000     FICO Strips, Series 2, 0.00%, 11/02/05 ........................................................      1,949,804
  11,055,000     FICO Strips, Series 12, 0.00%, 12/06/05 .......................................................      6,100,281
   2,755,000     FICO Strips, Series 13, 0.00%, 12/27/05 .......................................................      1,513,663
   2,620,000     FICO Strips, Series 15, 0.00%, 09/07/05 .......................................................      1,472,026
   6,000,000     FICO Strips, Series 16, 0.00%, 04/05/06 .......................................................      3,231,737
  10,000,000     FICO Strips, Series 19, 0.00%, 12/06/05 .......................................................      5,518,120
   6,799,000     FICO Strips, Series D, 0.00%, 09/26/05 ........................................................      3,805,631
   1,763,000     FICO Strips, Series D, 0.00%, 03/26/06 ........................................................        951,371
   5,000,000     FICO Strips, Series F, 0.00%, 03/26/05 ........................................................      2,902,869
     120,000     FNMA Strips, 0.00%, 02/12/08 ..................................................................         56,347
     450,000     FNMA Strips, Series 1, 0.00%, 08/01/04 ........................................................        273,785
   1,000,000     FNMA Strips, Series 1, 0.00%, 02/12/05 ........................................................        585,338
     875,000     FNMA Strips, Series 1, 0.00%, 08/12/05 ........................................................        493,262
   4,307,000     FNMA Strips, Series 1, 0.00%, 02/01/06 ........................................................      2,344,967
     250,000     FNMA Strips, Series 1, 0.00%, 02/12/06 ........................................................        135,809
   1,730,000     FNMA Strips, Series 1, 0.00%, 02/01/08 ........................................................        814,219
   6,000,000     FNMA Strips, Series 2, 0.00%, 02/01/05 ........................................................      3,519,881
     530,000     FNMA Strips, Series 9, 0.00%, 08/01/06 ........................................................        278,378
   6,500,000     REFCO Strips, 0.00%, 01/15/06 .................................................................      3,607,694
   3,000,000     REFCO Strips, Series R, 0.00%, 04/15/06 .......................................................      1,636,467
   6,200,000     Tennessee Valley Authority, 0.00%, 10/15/04 ...................................................      3,732,126
   2,260,000     Tennessee Valley Authority, 0.00%, 04/15/05 ...................................................      1,311,114
   1,000,000     Tennessee Valley Authority, 0.00%, 10/15/05 ...................................................        559,871
  31,140,000     U.S. Treasury Strips, 0.00%, 02/15/06 .........................................................     17,361,605
                                                                                                                   ------------
                                                                                                                     79,938,078
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  3.2%
   1,500,000     Exxon Corp., 0.00%, 11/15/04 ..................................................................        902,553
     541,000     International Bank for Reconstruction and Development, 0.00%, 02/15/07 ........................        271,911
   2,500,000     International Bank for Reconstruction and Development, 0.00%, 08/15/07 ........................      1,210,182
     459,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/07 ..............        230,360
                                                                                                                   ------------
                                                                                                                      2,615,006
                                                                                                                   ------------
                       Total Long Term Investments (Cost $75,820,587) ..........................................     82,553,084
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.1%...................................................
$     92,564     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $93,893) (Cost $93,859)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $11,531)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................       $ 93,859
                                                                                                                   ------------
                           Total Investments (Cost $75,914,446)  100.1%.........................................     82,646,943
                           Liabilities in Excess of Other Assets  (0.1%) .......................................        (43,474)
                                                                                                                   ------------
                           Net Assets   100.0% .................................................................    $82,603,469
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $75,918,614 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ...................................................    $ 7,286,935
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ...................................................       (558,606)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 6,728,329
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount        Zero Coupon Fund - 2010                                                                             (Note 1)
                 Long Term Investments  100.6%

                 Government & Agency Securities  95.6%
$  4,450,000     FHLMC, capital deb., 0.00%, 11/29/19 ..........................................................      $ 880,432
   4,040,000     FICO Strips, 0.00%, 10/06/10 ..................................................................      1,562,417
  16,246,000     FICO Strips, Series 1, 0.00%, 11/11/10 ........................................................      6,237,261
   2,000,000     FICO Strips, Series 3, 0.00%, 05/30/10 ........................................................        793,794
   1,528,000     FICO Strips, Series 4, 0.00%, 10/06/10 ........................................................        590,934
   3,021,000     FICO Strips, Series 8, 0.00%, 08/03/10 ........................................................      1,183,316
   2,837,000     FICO Strips, Series 11, 0.00%, 02/08/11 .......................................................      1,068,198
   4,550,000     FICO Strips, Series 12, 0.00%, 06/06/09 .......................................................      1,941,589
   7,500,000     FICO Strips, Series 12, 0.00%, 12/06/10 .......................................................      2,863,694
   3,000,000     FICO Strips, Series 19, 0.00%, 06/06/10 .......................................................      1,189,191
   2,080,000     FICO Strips, Series 19, 0.00%, 12/06/10 .......................................................        794,198
   7,000,000     FICO Strips, Series A, 0.00%. 08/08/10 ........................................................      2,739,079
     860,000     FICO Strips, Series D, 0.00%, 03/26/10 ........................................................        345,907
   4,000,000     FICO Strips, Series D, 0.00%, 03/26/11 ........................................................      1,491,532
  12,412,000     FICO Strips, Series E, 0.00%, 11/02/10 ........................................................      4,774,101
     860,000     FICO Strips, Series F, 0.00%, 09/26/10 ........................................................        333,308
   5,311,000     FICO Strips, Series F, 0.00%, 02/08/11 ........................................................      1,999,718
   1,975,000     FNMA Strips, 0.00%, 08/12/09 ..................................................................        828,751
   5,000,000     FNMA Strips, Series 1, 0.00%, 02/01/10 ........................................................      2,025,210
   8,250,000     FNMA Strips, Series 1, 0.00%, 08/01/10 ........................................................      3,217,598
   1,230,000     FNMA Strips, Series 1, 0.00%, 08/12/10 ........................................................        478,632
   4,450,000     FNMA Strips, Series 1, 0.00%, 02/01/11 ........................................................      1,668,785
   3,281,000     FNMA, sub. deb., 0.00%, 02/01/12 ..............................................................      1,139,196
  20,000,000     REFCO Strips, 0.00%, 10/15/10 .................................................................      7,897,418
   8,000,000     REFCO Strips, 0.00%, 01/15/11 .................................................................      3,098,639
   8,650,000     SLMA, 0.00%, 05/15/14 .........................................................................      2,195,481
     412,000     Tennessee Valley Authority, 0.00%, 01/01/10 ...................................................        164,396
  12,000,000     Tennessee Valley Authority, 0.00%, 04/15/10 ...................................................      4,824,119
   1,320,000     Tennessee Valley Authority, 0.00%, 10/15/10 ...................................................        511,051
   9,525,000     Tennessee Valley Authority, 0.00%, 04/15/11 ...................................................      3,545,833
   7,295,000     Tennessee Valley Authority, 0.00%, 10/15/11 ...................................................      2,613,959
  25,790,000     U.S. Treasury Strips, 0.00%, 11/15/10 .........................................................     10,299,236
                                                                                                                   ------------
                                                                                                                     75,296,973
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  5.0%
   1,392,000     International Bank for Reconstruction and Development, 0.00%, 02/15/11 ........................        516,948
   2,800,000     International Bank for Reconstruction and Development, 0.00%, 02/15/12 ........................        963,572
   3,287,000     International Bank for Reconstruction and Development, 0.00%, 02/15/13 ........................      1,046,150
   4,100,000     International Bank for Reconstruction and Development, 0.00%, 08/15/13 ........................      1,257,355
     500,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/11 ..............        185,686
                                                                                                                   ------------
                                                                                                                      3,969,711
                                                                                                                   ------------
                       Total Long Term Investments (Cost $69,789,913)...........................................     79,266,684
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.2%
$    142,768     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $145,815) (Cost $145,762)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $17,904)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................      $ 145,762
                                                                                                                   ------------
                            Total Investments (Cost $69,935,675)  100.8% .......................................     79,412,446
                            Liabilities in Excess of Other Assets  (0.8%).......................................       (596,700)
                                                                                                                   ------------
                            Net Assets  100.0% .................................................................    $78,815,746
                                                                                                                   ============
                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $70,249,878 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost....................................................    $ 9,241,575
                   Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (79,007)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 9,162,568
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.
SLMA     - Student Loan Marketing Association

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount       Money Market Fund                                                                                    (Note 1)
           f    Short Term Investments  98.7%

                Certificates of Deposit  8.8%
 $10,000,000    Bank of Nova Scotia, Portland Branch, 5.8%, 03/05/97 ...........................................    $ 10,000,000
   6,000,000    Commerzbank, AG, New York Branch, 5.41%, 02/03/97 ..............................................       6,000,186
  10,000,000    Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ............................................       9,999,086
  10,000,000    Svenska Handelsbanken, Inc., New York Branch, 5.375%, 02/25/97 .................................      10,000,139
                                                                                                                   ------------
                      Total Certificates of Deposit (Cost $35,999,411)..........................................      35,999,411
                                                                                                                   ------------
                Commercial Paper  73.5%
  10,000,000    AT&T Corp., 5.37%, 3/10/97 - 3/11/97 ...........................................................       9,897,821
  16,000,000    Abbey National North America, 5.32% - 5.41%, 03/10/97 - 04/02/97 ...............................      15,833,178
  20,000,000    American Express Credit Corp., 5.27%, 03/20/97 - 03/21/97 ......................................      19,770,170
  20,000,000    Associates Corp. of North America, 5.32%, 01/14/97 - 01/15/97 ..................................      19,960,100
  15,000,000    Bellsouth Telecommunications, Inc., 5.35%, 03/03/97 ............................................      14,864,021
  15,000,000    BIL North America, Inc., 5.33%, 01/07/97 - 01/23/97 ............................................      14,974,831
  11,000,000    Commonwealth Bank of Australia, 5.325% - 5.37%, 01/21/97 - 04/29/97 ............................      10,952,815
  20,000,000    General Electric Capital Corp., 5.30% - 5.32%, 01/16/97 - 03/31/97 .............................      19,846,805
   1,200,000    General Electric Capital Corp., 7.625%, 01/10/97 ...............................................       1,200,552
  10,000,000    Generale Bank, Inc., 5.30%, 03/14/97 ...........................................................       9,894,000
  15,000,000    Goldman Sachs Group L.P., 5.34% - 5.35%, 03/11/97 - 03/14/97 ...................................      14,841,729
   7,000,000    H.J. Heinz Corp., 5.50%, 02/07/97 ..............................................................       6,960,431
  10,000,000    Halifax Building Society, 5.30%, 04/16/97 ......................................................       9,845,417
  20,000,000    Kingdom of Sweden, 5.30% - 5.32%, 01/17/97 - 02/20/97 ..........................................      19,902,555
  20,000,000    MetLife Funding, Inc., 5.30%, 01/24/97 - 01/27/97 ..............................................      19,927,861
  20,000,000    Merrill Lynch & Co., Inc., 5.32% - 5.33%, 01/17/97 - 03/13/97 ..................................      19,855,796
  15,000,000    Morgan Stanley Group, Inc., 5.32%, 03/06/97 - 03/07/97 .........................................      14,856,655
  17,750,000    National Rural Utilities Cooperative Finance Corp., 5.30%, 01/22/97 - 02/03/97 .................      17,681,431
  20,000,000    Prudential Funding Corp., 5.30% - 5.33%, 01/13/97 - 01/28/97 ...................................      19,942,483
  10,000,000    Schering Corp., 5.23%, 05/20/97 ................................................................       9,798,064
  10,000,000    Wool International, 5.55%, 03/04/97 ............................................................       9,904,416
                                                                                                                   ------------
                      Total Commercial Paper (Cost $300,711,131)................................................     300,711,131
                                                                                                                   ------------
                      Total Investments Before Repurchase Agreement (Cost $336,710,542).........................     336,710,542
                                                                                                                   ------------
           h    Receivables from Repurchase Agreements  16.4%
  19,750,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97, (Maturity Value $20,007,444)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..............................................      20,000,000
  28,487,000    SBC Warburg, Inc., 5.50%, 01/02/97, (Maturity Value $26,903,218)
                 Collateral: U.S. Treasury Bills, 09/18/97 .....................................................      26,895,000
  20,400,000    UBS Securities, L.L.C., 6.75%, 01/02/97, (Maturity Value $20,007,500)
                 Collateral: U.S. Treasury Notes, 5.375%, 05/31/98 .............................................      20,000,000
                                                                                                                   ------------
                      Total Receivables From Repurchase Agreements (Cost $66,895,000)...........................      66,895,000
                                                                                                                   ------------
                           Total Investments (Cost $403,605,542)  98.7%.........................................     403,605,542
                           Other Assets and Liabilities, Net  1.3%..............................................       5,324,271
                                                                                                                   ------------
                           Net Assets  100%.....................................................................    $408,929,813

                                                                                                                   ============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership

fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS



Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Growth and Income Fund                                                                              (Note 1)
                 Common Stocks  94.6%

                 Automobile  1.2%
     397,000     Chrysler Corp. ..............................................................................     $ 13,101,000
                                                                                                                   ------------
                 Chemicals, Basic  2.4%
     197,300     Dow Chemical Co. ............................................................................       15,463,388
      53,000     Du Pont, (E.I.), De Nemours & Co. ...........................................................        5,001,875
     328,570     Millennium Chemicals, Inc. ..................................................................        5,832,118
                                                                                                                   ------------
                                                                                                                     26,297,381
                                                                                                                   ------------
                 Commercial Services  1.0%
     548,600     Ogden Corp. .................................................................................       10,286,250
                                                                                                                   ------------
                 Consumer Products 1.4%
     391,800     Dial Corp. ..................................................................................        5,779,050
     237,900     Tambrands, Inc. .............................................................................        9,724,163
                                                                                                                   ------------
                                                                                                                     15,503,213
                                                                                                                   ------------
                 Electrical Equipment  1.3%
     141,100     General Electric Co. ........................................................................       13,951,263
                                                                                                                   ------------
                 Financial Services  9.0%
     115,500     Bank of Boston Corp. ........................................................................        7,420,875
    195,800b     Christiania Bank Og Kreditkasse, ADR.........................................................        6,201,260
  1,393,400d     Christiania Bank Og Kreditkasse (Norway) ....................................................        4,413,089
    102,400d     Credit Communal Holding/Dexia (Belgium) .....................................................        9,343,566
     357,000     Great Western Financial Corp. ...............................................................       10,353,000
     115,900     J. P. Morgan & Co., Inc. ....................................................................       11,314,738
     270,000     National City Corp. .........................................................................       12,116,250
    134,500d     Nordbanken AB (Sweden) ......................................................................        4,072,560
    119,700b     Nordbanken AB, Sponsored ADR.................................................................        7,248,852
     379,900     PNC Bank Corp. ..............................................................................       14,293,738
     510,000     Roosevelt Financial Corp. ...................................................................       10,710,000
                                                                                                                   ------------
                                                                                                                     97,487,928
                                                                                                                   ------------
                 Forest Products & Paper  4.7%
     119,000     Georgia-Pacific Corp. .......................................................................        8,568,000
  1,020,000b     Portucel Industrial, SA......................................................................        5,920,692
     339,700     Potlatch Corp. ..............................................................................       14,607,100
     220,000     Union Camp Corp. ............................................................................       10,505,000
     235,000     Weyerhaeuser Co. ............................................................................       11,133,124
                                                                                                                   ------------
                                                                                                                     50,733,916
                                                                                                                   ------------
                 Insurance  3.5%
     324,400     Lincoln National Corp. ......................................................................       17,031,000
    279,000d     Scor, SA (France)............................................................................        9,820,154
     131,000     St. Paul Cos., Inc. .........................................................................        7,679,875
     121,500     Zenith National Insurance ...................................................................        3,326,062
                                                                                                                   ------------
                                                                                                                     37,857,091
                                                                                                                   ------------
                 Miscellaneous Manufacturing  4.1%
     390,000     British Steel, Plc., Sponsored ADR...........................................................       10,725,000
     167,300     Cooper Industries, Inc. .....................................................................        7,047,513
   1,310,000     Hanson, Plc., ADR ...........................................................................        8,842,500
     213,500     Minnesota Mining & Manufacturing Co. ........................................................       17,693,813
                                                                                                                   ------------
                                                                                                                     44,308,826
                                                                                                                   ------------
                 Oil/Gas Transmission  3.9%
     229,000     Consolidated Natural Gas Co. ................................................................     $ 12,652,250
     302,400     National Fuel Gas Co. .......................................................................       12,474,000
     547,800     Pacific Enterprises .........................................................................       16,639,425
                                                                                                                   ------------
                                                                                                                     41,765,675
                                                                                                                   ------------
                 Petroleum, Integrated  16.4%
     233,700     Amoco Corp. .................................................................................       18,812,850
     192,000     Atlantic Richfield Co. ......................................................................       25,440,000
     305,000     Chevron Corp. ...............................................................................       19,825,000
     213,500     Exxon Corp. .................................................................................       20,923,000
     128,000     Mobil Corp. .................................................................................       15,648,000
     285,000     Occidental Petroleum Corp. ..................................................................        6,661,875
      79,900     Royal Dutch Petroleum Co., ADR...............................................................       13,642,925
     256,200     Texaco, Inc. ................................................................................       25,139,625
     336,900     Ultramar Corp. ..............................................................................       10,654,462
     775,000     YPF Sociedad Anonima, ADS ...................................................................       19,568,750
                                                                                                                   ------------
                                                                                                                    176,316,487
                                                                                                                   ------------
                 Pharmaceuticals  3.5%
      78,000     American Home Products Corp. ................................................................        4,572,750
     208,500     Bristol-Myers Squibb Co. ....................................................................       22,674,375
     343,800     Glaxo Wellcome, Plc., Sponsored ADR..........................................................       10,915,650
                                                                                                                   ------------
                                                                                                                     38,162,775
                                                                                                                   ------------
                 Printing, Publishing & Media  1.8%
    315,000a     Cognizant Corp. .............................................................................       10,395,000
     375,000     Dun & Bradstreet Corp. ......................................................................        8,906,250
                                                                                                                   ------------
                                                                                                                     19,301,250
                                                                                                                   ------------
                 Real Estate Investment Trust  4.0%
     395,300     Equity Residential Properties Trust .........................................................       16,306,125
     450,000     FelCor Suite Hotels, Inc. ...................................................................       15,918,750
     221,400     Oasis Residential, Inc. .....................................................................        5,036,850
     175,700     Simon DeBartolo Group, Inc. .................................................................        5,446,700
                                                                                                                   ------------
                                                                                                                     42,708,425
                                                                                                                   ------------
                 Retail  2.0%
     465,900     Penney (J.C.) Co., Inc. .....................................................................       22,712,625
                                                                                                                   ------------
                 Telecommunications  12.3%
      72,000     Ameritech Corp. .............................................................................        4,365,000
     115,800     BellSouth Corp. .............................................................................        4,675,425
     118,300     British Telecom, Plc., Sponsored ADR.........................................................        8,118,338
     524,500     GTE Corp. ...................................................................................       23,864,750
  4,470,000d     Hong Kong Telecommunications, Ltd. (Hong Kong)...............................................        7,195,229
     495,000     NYNEX Corp. .................................................................................       23,821,875
     531,900     Southern New England Telecommunications Corp. ...............................................       20,677,613
     106,400     Sprint Corp. ................................................................................        4,242,700
     360,000     Telefonos de Mexico, SA, ADR.................................................................       11,880,000
     723,100     US West Communications Group ................................................................       23,319,974
                                                                                                                   ------------
                                                                                                                    132,160,904
                                                                                                                   ------------
                 Tobacco  6.7%
     345,100     American Brands, Inc. .......................................................................       17,125,588
     427,500     Imperial Tobacco Group, Plc., Sponsored ADR..................................................        5,521,889
                 Tobacco (cont.)
     198,600     Philip Morris Cos., Inc. ....................................................................     $ 22,367,325
     363,560     RJR Nabisco Holdings Corp. ..................................................................       12,361,040
     445,000     UST, Inc. ...................................................................................       14,406,874
                                                                                                                   ------------
                                                                                                                     71,782,716
                                                                                                                   ------------
                 Utilities  15.4%
     541,100     Central & South West Corp. ..................................................................       13,865,688
     467,000     CINergy Corp. ...............................................................................       15,586,125
     417,000     Dominion Resources, Inc. ....................................................................       16,054,500
     590,000     Enova Corp. .................................................................................       13,422,500
     425,300     General Public Utilities Corp. ..............................................................       14,300,713
     471,400     New England Electric System .................................................................       16,440,075
     403,000     Oklahoma Gas & Electric Co. .................................................................       16,825,250
     310,700     Pacific Gas & Electric Co. ..................................................................        6,524,700
     520,000     PacifiCorp ..................................................................................       10,660,000
     424,900     PECO Energy Co. .............................................................................       10,728,725
     338,000     Public Service Co. of Colorado ..............................................................       13,139,750
     200,000     Public Service Enterprise Group, Inc. .......................................................        5,450,000
     120,000     Texas Utilities Co. .........................................................................        4,890,000
     278,500     Unicom Corp. ................................................................................        7,554,312
                                                                                                                   ------------
                                                                                                                    165,442,338
                                                                                                                   ------------
                       Total Long Term Investments (Cost $864,711,520) .......................................    1,019,880,063
                                                                                                                   ------------
    Face
   Amount
         h,i     Receivables from Repurchase Agreements  4.8%
$ 50,897,670     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $51,795,240) (Cost $51,776,284)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $6,359,549)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................       51,776,284
                                                                                                                   ------------
                           Total Investments (Cost $916,487,804)  99.4%.......................................    1,071,656,347
                           Other Assets and Liabilities, Net  0.6%............................................        6,332,661
                                                                                                                   ------------
                           Net Assets  100.0%.................................................................   $1,077,989,008
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $916,497,581 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost .................................................    $ 170,313,985
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excessof tax cost over value ..................................................      (15,155,219)
                                                                                                                   ------------
                   Net unrealized appreciation ...............................................................    $ 155,158,766
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
    Shares         Income Securities Fund                                                                           (Note 1)
                   Common Stocks  32.2%

                   Apparel/Textiles  0.2%
      419,424  a,n Bibb Co. ..................................................................................      $ 3,171,894
                                                                                                                   ------------
                   Computer/Technology  0.1%
      190,223  a,j Anacomp, Inc. .............................................................................        1,616,895
                                                                                                                   ------------
                   Conglomerates  0.2%
      380,000      Hanson, Plc., ADR .........................................................................        2,565,000
                                                                                                                   ------------
                   Consumer Products  1.7%
       95,000      Imperial Tobacco Group, Plc., ADR .........................................................        1,227,086
      195,000      Phillip Morris Cos., Inc. .................................................................       21,961,875
       93,750   a,bSpecialty Foods Corp. .....................................................................           23,438
                                                                                                                   ------------
                                                                                                                     23,212,399
                                                                                                                   ------------
                   Energy  2.5%
      576,500    d Athabasca Oil Sands Trust (Canada) ........................................................        8,397,777
       30,000      Atlantic Richfield Co. ....................................................................        3,975,000
       50,000      BP Prudhoe Bay Royalty Trust ..............................................................          850,000
      500,000   b,dCanadian Oil Sands Trust - Units (Canada) .................................................        7,484,210
      427,805      Noble Drilling Corp. ......................................................................        8,502,624
      125,000      Ultramar Diamond Shamrock Corp. ...........................................................        3,953,125
                                                                                                                   ------------
                                                                                                                     33,162,736
                                                                                                                   ------------
                   Home Builders
       2,000a      NVR, Inc. .................................................................................           26,000
                                                                                                                   ------------
                   Metals  1.4%
      185,200      Driefontein Consolidated Mines, Ltd., ADR .................................................        1,852,000
       60,000      Evander Gold Mines, Ltd., ADR .............................................................          512,982
      390,000      Free State Consolidated Gold Mines, Ltd., ADR .............................................        2,803,125
       91,872      Freeport-McMoRan Copper & Gold, Inc., Class A .............................................        2,583,900
      620,000      Hartebeestfontein Gold Mining Co., Ltd., ADR ..............................................        1,268,830
      216,500      Impala Platinum Holdings, Ltd., ADR .......................................................        2,163,376
      221,523      Rustenburg Platinum Holdings, Ltd., ADR ...................................................        3,030,346
       19,000      St. Helena Gold Mines, Ltd., ADR ..........................................................          109,250
      256,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR ............................................        1,584,000
      102,500      Western Deep Levels, Ltd., ADR ............................................................        3,075,000
                                                                                                                   ------------
                                                                                                                     18,982,809
                                                                                                                   ------------
                   Miscellaneous  0.1%
       27,142      Millennium Chemicals, Inc. ................................................................          481,770
       15,600    a Echelon International Corp., Inc. .........................................................          243,750
                                                                                                                   ------------
                                                                                                                        725,520
                                                                                                                   ------------
                   Pharmaceuticals  1.6%
      100,000      American Home Products Corp. ..............................................................        5,862,500
       45,000      Bristol-Myers Squibb Co. ..................................................................        4,893,750
      100,000      Merck & Co., Inc. .........................................................................        7,925,000
       85,000      Pharmacia & Upjohn, Inc. ..................................................................        3,368,125
                                                                                                                   ------------
                                                                                                                     22,049,375
                                                                                                                   ------------
                   Real Estate Investment Trust  2.9%
      150,000      Equity Residential Properties Trust, Inc. .................................................        6,187,500
      275,000      FelCor Suite Hotels, Inc. .................................................................        9,728,125
      150,000      Gables Residential Trust ..................................................................        4,350,000
      145,000      Meditrust Corp. ...........................................................................        5,800,000

                   Real Estate Investment Trust (cont.)
      102,900      Simon DeBartolo Group, Inc. ...............................................................      $ 3,189,900
      360,400     j Tanger Factory Outlet Centers, Inc. .......................................................        9,775,850
                                                                                                                   ------------
                                                                                                                     39,031,375
                                                                                                                   ------------
                   Telecommunications  0.9%
      360,000      US West Communications Group ..............................................................       11,610,000
                                                                                                                   ------------
                   Utilities  20.6%
      390,000      American Electric Power Co., Inc. .........................................................       16,038,750
      650,000      Central & South West Corp. ................................................................       16,656,250
      511,000      CINergy Corp. .............................................................................       17,054,625
      500,000      Delmarva Power & Light Co. ................................................................       10,187,500
      340,000      Dominion Resources, Inc. ..................................................................       13,090,000
      610,000      Edison International ......................................................................       12,123,750
      505,000      Enova Corp. ...............................................................................       11,488,750
      460,000      Entergy Corp. .............................................................................       12,765,000
      365,000      Florida Progress Corp. ....................................................................       11,771,250
      240,000      FPL Group, Inc. ...........................................................................       11,040,000
      320,000      General Public Utilities Corp. ............................................................       10,760,000
      142,000      Hawaiian Electric Industries, Inc. ........................................................        5,129,750
      300,000      Houston Industries, Inc. ..................................................................        6,787,500
      400,000      Long Island Lighting Co. ..................................................................        8,850,000
      175,000      Nevada Power Co. ..........................................................................        3,587,500
      330,000      New England Electric System ...............................................................       11,508,750
      300,000      New York State Electric & Gas Corp. .......................................................        6,487,500
      385,000      Ohio Edison Co. ...........................................................................        8,758,750
      610,000      Pacific Gas & Electric Co. ................................................................       12,810,000
      120,000      PacifiCorp. ...............................................................................        2,460,000
      305,000      PECO Energy Co. ...........................................................................        7,701,250
      210,000      Potomac Electric Power Co. ................................................................        5,407,500
      385,000      Public Service Enterprise Group, Inc. .....................................................       10,491,250
      135,000      SCANA Corp. ...............................................................................        3,611,250
      460,000      Southern Co. ..............................................................................       10,407,500
      400,000      Southwestern Public Services Co. ..........................................................       14,150,000
      320,000      Texas Utilities Co. .......................................................................       13,040,000
      150,000      Western Resources, Inc. ...................................................................        4,631,250
                                                                                                                   ------------
                                                                                                                    278,795,625
                                                                                                                   ------------
                         Total Common Stocks (Cost $392,582,748)..............................................      434,949,628
                                                                                                                   ------------
                   Preferred Stocks  0.5%
                   Automotive
       16,726      Harvard Industries, Inc., 14.25% pfd., PIK ................................................          266,571
                                                                                                                   ------------
                   Cable Systems  0.4%
       33,036      Cablevision Systems Corp., 11.125% pfd., PIK, Series L ....................................        2,981,488
        2,579      Time Warner, Inc., 10.25% pfd., Series K ..................................................        2,811,597
                                                                                                                   ------------
                                                                                                                      5,793,085
                                                                                                                   ------------
                   Consumer Products  0.1%
       11,000      Pantry Pride, Inc., $14.875 pfd., Series B ................................................        1,105,500
                                                                                                                   ------------
                         Total Preferred Stocks (Cost $7,296,709) ............................................        7,165,156
                                                                                                                   ------------

                   Convertible Preferred Stocks  8.4%.........................................................
                   Apparel/Textile  0.1%
       44,000      Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ........................................      $ 1,710,500
                                                                                                                   ------------
                   Cable Systems  0.4%
      265,000      Cablevision Systems Corp., 8.50% cvt. pfd., Series I ......................................        5,432,500
                                                                                                                   ------------
                   Consumer Products  0.2%
      300,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ...................................        2,025,000
                                                                                                                   ------------
                   Energy  3.2%
       65,000      Devon Financing Trust, $3.25 cvt. pfd. ....................................................        4,273,750
      250,000      Enron Corp., 6.25%, cvt. pfd. .............................................................        6,000,000
      235,000    b McDermott International, Inc., $2.875 cvt. pfd., Series C .................................        8,959,375
       31,900      Nuevo Financing, Inc., 5.75% cvt. pfd., Series A ..........................................        1,710,638
       75,000    b Occidental Petroleum Corp., $3.875 cvt. pfd. ..............................................        4,293,750
      170,000    b Parker & Parsley Capital, 6.25% cvt. pfd. .................................................       11,262,500
       39,525      Patina Oil & Gas Corp., 7.125% cvt. pfd. ..................................................        1,175,869
      300,000      Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. ..........................................        3,675,000
      100,000      Snyder Oil Corp., $1.50 cvt. exch. pfd. ...................................................        2,425,000
                                                                                                                   ------------
                                                                                                                     43,775,882
                                                                                                                   ------------
                   Metals  2.5%
      150,000      Amax Gold, Inc., $3.75 cvt. pfd., Series B ................................................        7,893,750
       65,000      Armco, Inc., $3.625 cum. cvt. pfd., Series A ..............................................        2,811,250
       65,000      Battle Mountain Gold Co., $3.25 cvt. pfd. .................................................        3,250,000
      185,000      Coeur D' Alene Mines Corp, 7.00% cvt. pfd. ................................................        3,237,500
       55,000      Cyprus Minerals, $4.00 cvt. pfd., Series A ................................................        2,963,125
      108,800      Freeport-McMoRan Copper & Gold, Inc., $1.25 cum. cvt. pfd. ................................        3,481,600
      60,000b      Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd. ............................................        3,510,000
       70,000      Hecla Mining Co., $3.50 cvt. pfd., Series B ...............................................        3,080,000
      65,500b      Titanium Metals, 6.625% cvt. pfd. .........................................................        3,586,125
                                                                                                                   ------------
                                                                                                                     33,813,350
                                                                                                                   ------------
                   Real Estate Investment Trust  1.6%
      100,000     bHost Marriott Financial Trust, 6.75% cvt. pfd. ............................................        5,350,000
      135,000      Security Capital Industrial, 7.00%, cvt. pfd. .............................................        3,678,750
      400,000      Security Capital Pacific Trust, 1.75% cvt. pfd., Series A .................................       12,250,000
                                                                                                                   ------------
                                                                                                                     21,278,750
                                                                                                                   ------------
                   Telecommunications  0.4%
      145,000      Nortel Inversora, SA, 10.00% cvt. pfd. (Argentina) ........................................        5,945,000
                                                                                                                   ------------
                         Total Convertible Preferred Stocks (Cost $110,532,379) ..............................      113,980,982
                                                                                                                   ------------
                   Miscellaneous
       30,814    a Miscellaneous Securities (Cost $10,477) ...................................................           23,111
                                                                                                                   ------------
                         Total Common Stocks, Preferred Stocks, Convertible Preferred Stocks,and
                    Miscellaneous Securities (Cost $510,422,313) .............................................      556,118,877
                                                                                                                   ------------
     Face
    Amount
                   Corporate Bonds  26.7%
                   Apparel/Textiles  1.9%
$  10,000,000      Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ......................       10,050,000
      175,000   a,lForstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ........................           88,375
    8,300,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ......................................        8,383,000
    1,000,000      Polysindo International Finance Corp., secured notes, 11.375%, 06/15/06 ...................        1,078,750

                   Apparel/Textiles (cont.)
     500,000      bThe William Carter Co., senior sub. notes, 10.375%, 12/01/06 ..............................        $ 517,500
    5,000,00      1WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/06 ...............................        5,175,000
                                                                                                                   ------------
                                                                                                                     25,292,625
                                                                                                                   ------------
                   Automotive  0.7%
    4,000,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ............................        4,375,000
      400,000      Exide Corp., senior notes, 10.75%, 12/15/02 ...............................................          420,000
    5,000,000      Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 .................................        4,212,500
                                                                                                                   ------------
                                                                                                                      9,007,500
                                                                                                                   ------------
                   Building Products  0.7%
    9,250,000      Inter-City Products Corp., senior notes, 9.75%, 03/01/00 ..................................        9,481,250
                                                                                                                   ------------
                   Cable Systems  1.9%
      150,000      Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ..............................          158,606
    4,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .............................        3,920,000
    8,000,000      Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ...............................        9,187,664
    7,300,000      Helicon Group L.P. Corp., S.F., senior secured notes, Series B, 11.00%, 11/01/03 ..........        7,482,500
    5,000,000      Storer Communiciations, Inc., sub. deb., 10.00%, 05/15/03 .................................        5,087,500
                                                                                                                   ------------
                                                                                                                     25,836,270
                                                                                                                   ------------
                   Chemicals  1.3%
    8,000,000      Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 ....................        8,460,000
    3,250,000      IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ......................        3,569,481
      725,000      Uniroyal Chemical Co. Investors, senior notes, 10.50%, 05/01/02 ...........................          779,375
    4,150,000      Uniroyal Chemical Co. Investors, senior notes, 11.00%, 05/01/03 ...........................        4,419,750
                                                                                                                   ------------
                                                                                                                     17,228,606
                                                                                                                   ------------
                   Computer/Technology  0.3%
    3,534,737      Anacomp, Inc., senior sub. notes, PIK, 13.00%, 06/04/02 ...................................        3,640,779
                                                                                                                   ------------
                   Consumer Products  2.5%
      500,000     bE&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ..................................          525,000
    7,750,000      Hines Horticulture, senior sub. notes, 11.75%, 10/15/05 ...................................        8,292,500
    5,050,000      Mafco, Inc., senior sub. notes, 11.875%, 11/15/02 .........................................        5,353,000
    8,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .........................        8,020,000
    5,000,000      Revlon Consumer Product Corp., senior sub. notes, Series B, 10.50%, 02/15/03 ..............        5,262,500
    5,000,000      RJR Nabisco, Inc., notes, 9.25%, 08/15/13 .................................................        5,068,750
    1,150,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ...........................................        1,170,125
                                                                                                                   ------------
                                                                                                                     33,691,875
                                                                                                                   ------------
                   Containers and Packaging  0.4%
    2,450,000      Calmar, Inc., senior sub. notes, Series B, 11.50%, 08/15/05 ...............................        2,541,875
    2,000,000      Packaging Resources, Inc., senior notes, 11.625%, 05/01/03 ................................        2,110,000
    1,000,000     bPrintpack, Inc., senior sub. notes, 10.625%, 08/15/06 .....................................        1,040,000
      300,000     bU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06 ......................................          315,000
                                                                                                                   ------------
                                                                                                                      6,006,875
                                                                                                                   ------------
                   Energy  1.3%
    3,250,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ...........................................        3,534,375
    9,835,000      Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ..............................       10,744,738
    1,000,000      Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 ...............................        1,080,000
    1,000,000      Mesa Operating Co., guaranteed, 10.625%, 07/01/06 .........................................        1,087,500
    1,000,000      Plains Resources, Inc., senior sub. notes, 10.25%, 03/15/06 ...............................        1,075,000
                                                                                                                   ------------
                                                                                                                     17,521,613
                                                                                                                   ------------
                   Entertainment  0.1%
$     650,000      AMF Group, Inc., Series B, 10.875%, 03/15/06 ..............................................        $ 689,000
                                                                                                                   ------------
                   Financial Services
      500,000      First Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03 .............................          542,500
                                                                                                                   ------------
                   Food & Beverages  2.2%
    5,000,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ............................        5,200,000
    3,781,280n     Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ........................................        3,781,280
    3,000,000      Doane Products Co., senior notes, 10.625%, 03/01/06 .......................................        3,180,000
    1,010,000      Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ......................        1,052,925
    3,100,000b     International Home Foods Corp., senior sub. notes, 10.375%, 11/01/06 ......................        3,231,750
    6,350,000      PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ................................        6,588,125
    4,000,000      Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ......................        3,060,000
    4,000,000      Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .................        3,760,000
                                                                                                                   ------------
                                                                                                                     29,854,080
                                                                                                                   ------------
                   Food Chains  2.9%
    1,000,000      Americold Corp., senior sub. notes, 12.875%, 05/01/08 .....................................        1,025,000
    9,000,000      Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 ............................        9,517,500
    6,000,000      Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ........................................        6,390,000
    7,000,000      Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ............................        7,455,000
   10,000,000      Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ...................................       10,575,000
    4,000,000      Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 ..................................        4,440,000
                                                                                                                   ------------
                                                                                                                     39,402,500
                                                                                                                   ------------
                   Gaming & Leisure  1.5%
    9,000,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ..........................................        8,730,000
      500,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 .............................          530,000
    2,200,000      Harveys Casinos Resorts, senior sub. notes, 10.625%, 06/01/06 .............................        2,321,000
    8,000,000      Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ............................        8,440,000
                                                                                                                   ------------
                                                                                                                     20,021,000
                                                                                                                   ------------
                   Health Care Services  0.6%
    3,000,000      Dade International, Inc., senior sub. notes, 11.125%, 05/01/06 ............................        3,240,000
    1,500,000      OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ..............................        1,601,250
    4,000,000      Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03         3,860,000
                                                                                                                   ------------
                                                                                                                      8,701,250
                                                                                                                   ------------
                   Industrial Products  2.0%
    8,650,000      Easco Corp., senior notes, Series B, 10.00%, 03/15/01 .....................................        8,779,750
    2,000,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 .........................................        2,025,000
   10,000,000      RBX Corp., senior sub. notes, 11.25%, 10/15/05 ............................................        8,175,000
    5,030,000      RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ...................................        5,030,000
    2,696,000      Thermadyne Industries, Inc., notes, 10.75%, 11/01/03 ......................................        2,756,660
      246,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ...............................          252,150
                                                                                                                   ------------
                                                                                                                     27,018,560
                                                                                                                   ------------
                   Media & Broadcasting  0.2%
    2,000,000      Benedek Broadcasting, senior notes, 11.875%, 03/01/05 .....................................        2,185,000
                                                                                                                   ------------
                   Metals  1.0%
    1,000,000      Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ........................................        1,052,500
    6,020,000      Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 ...................................        6,170,500

                   Metals (cont.)
$   6,000,000      Republic Engineered Steel, first mortgage, 9.875%, 12/15/01 ...............................      $ 5,655,000
      815,000      UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 ..............          942,344
                                                                                                                   ------------
                                                                                                                     13,820,344
                                                                                                                   ------------
                   Paper & Forest Products  1.0%
      600,000      Four M Corp., senior notes, 12.00%, 06/01/06 ..............................................          630,000
    7,000,000      Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ...........................        7,735,000
    5,000,000      Riverwood International, senior sub. notes, 10.875%, 04/01/08 .............................        4,650,000
                                                                                                                   ------------
                                                                                                                     13,015,000
                                                                                                                   ------------
                   Publishing  0.1%
    1,600,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ....................................        1,700,000
                                                                                                                   ------------
                   Restaurants  0.3%
   10,000,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ..................................        4,050,000
                                                                                                                   ------------
                   Retail  0.7%
    9,940,000      Levitz Furniture Corp., senior notes, 13.375%, 10/15/98 ...................................        9,542,400
                                                                                                                   ------------
                   Telecommunications  0.4%
    5,000,000      CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ......................................        5,325,000
                                                                                                                   ------------
                   Utilities  2.7%
  195,782,500c     ESCOM, E168, utility deb., 11.00%, 06/01/08, (South Africa)................................       30,628,024
     3,879,091     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 .................        4,150,627
    2,000,000      Texas New Mexico Power, secured deb., 10.75%, 09/15/03 ....................................        2,134,996
                                                                                                                   ------------
                                                                                                                     36,913,647
                                                                                                                   ------------
                         Total Corporate Bonds (Cost $358,395,796)............................................      360,487,674
                                                                                                                   ------------
                   Convertible Corporate Bonds  4.9%
                   Automotive  0.2%
    4,000,000b     Exide Corp., cvt. senior sub. notes, 2.90%, 12/15/05 ......................................        2,410,000
                                                                                                                   ------------
                   Biotechnology  0.1%
    2,000,000      Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 ................................        1,970,000
                                                                                                                   ------------
                   Computer/Technology  0.7%
    3,200,000b     Altera Corp., cvt. sub. notes, 5.75%, 06/15/02 ............................................        4,964,000
    2,815,000      Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 .............................................        1,928,275
    3,000,000b     Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ............................................        3,015,000
                                                                                                                   ------------
                                                                                                                      9,907,275
                                                                                                                   ------------
                   Energy  1.4%
    9,000,000      Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ..........................................        8,730,000
    7,500,000      Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 ........................................        7,546,875
    3,000,000      Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ........................................        3,292,500
                                                                                                                   ------------
                                                                                                                     19,569,375
                                                                                                                   ------------
                   Health Care Services  0.3%
    3,000,000      Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 ...........................................        3,075,000
    1,000,000b     Medical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 .........................        1,045,000
                                                                                                                   ------------
                                                                                                                      4,120,000
                                                                                                                   ------------
                   Industrial Products  0.6%
    8,000,000      Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 .........................................        8,040,000
                                                                                                                   ------------
                   Metals  1.3%
    5,000,000      Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ........................................        4,350,000
      100,000      Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 .........................           91,000
                   Metals (cont.)
$   6,000,000      Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ...............................      $ 5,610,000
    1,800,000      FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05 ..............................        1,728,000
    5,850,000b     Homestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 .....................................        5,645,250
                                                                                                                   ------------
                                                                                                                     17,424,250
                                                                                                                   ------------
                   Pollution Control  0.2%
    3,610,000      Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 .............................        3,140,700
                                                                                                                   ------------
                   Retail  0.1%
    1,180,000      Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ......................................          952,850
                                                                                                                   ------------
                         Total Convertible Corporate Bonds (Cost $63,974,931).................................       67,534,450
                                                                                                                   ------------
                   Zero Coupon/Step-up Bonds  3.1%
    3,000,000      AMF Group, Inc., senior disc. notes, Series B, zero coupon to 03/15/01, (original accretion rate
                    12.25%), 12.25%, 03/15/06 ................................................................        1,980,000
   10,000,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                    thereafter, 03/01/05 .....................................................................        7,325,000
    2,600,000      Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98, (original
                    accretion rate 11.625%), 11.625% thereafter, 02/15/03 ....................................        2,444,000
    1,000,000      Exide Corp., senior sub. notes, zero coupon to 12/15/97, (original accretion rate 12.25%), 12.25%
                    thereafter, 12/15/04 .....................................................................          915,000
   10,000,000      Food 4 Less, Inc., zero coupon to 06/15/00, (original accretion rate 13.625%), 13.625% thereafter,
                    07/15/05 .................................................................................        6,300,000
    1,300,000      L.F.C. Holding Corp., senior deb., zero coupon to 06/15/97, (original accretion rate 15.00%),
                    15.00% thereafter, 06/15/02 ..............................................................          845,000
   14,000,000      Marcus Cable Holding Co., senior disc. notes, zero coupon to 06/15/00, (original accretion rate
                    14.25%), 14.25% thereafter, 12/15/05 .....................................................       10,115,000
    1,300,000      Mesa Operating Co., company guaranteed, zero coupon to 07/01/01, (original accretion rate
                    11.625%), 11.625% thereafter, 07/01/06 ...................................................          903,500
    8,000,000      Revlon Worldwide Corp., senior secured disc. notes, Series B, (original accretion rate 12.00%),
                    0.00%, 03/15/98 ..........................................................................        6,980,000
    6,250,000      Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/13/99, (original
                    accretion rate 13.00%), 13.00% thereafter, 08/15/05 ......................................        2,218,750
    1,500,000      Uniroyal Chemical Co. Investors, senior notes, zero coupon to 05/01/98, (original accretion rate
                    12.00%), 12.00% thereafter, 05/01/05......................................................        1,305,000
                                                                                                                   ------------
                         Total Zero Coupon/Step-up Bonds (Cost $40,850,428)...................................       41,331,250
                                                                                                                   ------------
                   U.S. Government Securities  7.1%
   75,000,000      U.S. Treasury Bonds, 6.25% - 7.125%, 02/15/23 - 08/15/23 ..................................       71,375,069
   24,390,000      U.S. Treasury Notes, 6.00% - 6.875%, 04/30/97 - 08/15/02 ..................................       24,480,479
                                                                                                                   ------------
                         Total U.S. Government Securities (Cost $96,265,219)..................................       95,855,548
                                                                                                                   ------------
                   Foreign Government & Agency Securities  11.2%
   14,000,000c     Canadian Government, first coupon deb., 8.00%, 06/01/23 ...................................       11,367,237
  110,000,000      Republic of Argentina, Series L, 5.25%, 03/31/23 ..........................................       70,125,000
   22,067,500      Republic of Brazil, 6.6875%, 01/01/01 .....................................................       21,405,475
   39,000,000      Republic of Brazil, 5.00%, 04/15/24 .......................................................       24,570,000
   25,000,000c     Republic of South Africa, 12.00%, 02/28/05 ................................................        4,368,920
   26,000,000      United Mexican States, Series B, 6.25%, 12/31/19 ..........................................       19,077,500
                                                                                                                   ------------
                         Total Foreign Government & Agency Securities (Cost $124,799,698).....................      150,914,132
                                                                                                                   ------------
                         Total Long Term Investments (Cost $1,194,708,385)....................................    1,272,241,931
                                                                                                                   ------------

               h,i Receivables from Repurchase Agreements  4.7%...............................................
$  61,763,747      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $62,853,192) (Cost $62,830,189)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value  $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                    Bear, Stearns & Co., Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                    CIBC Wood Gundy Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                    Daiwa Securities America, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                    SBC Warburg, Inc., (Maturity Value $7,717,272)
                    Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                    The Nikko Securities Co. International, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                    UBS Securities L.L.C., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ......................     $ 62,830,189
                                                                                                                   ------------
                             Total Investments (Cost  $1,257,538,574)  98.8% .................................    1,335,072,120
                             Other Assets and Liabilities  1.2%...............................................       15,587,300
                                                                                                                   ------------
                             Net Assets  100.0%...............................................................   $1,350,659,420
                                                                                                                   ============

                   At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                    $1,257,538,574 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which
                    there was an excess of value over tax cost ...............................................    $ 128,810,299
                     Aggregate gross unrealized depreciation for all investments in which
                    there was an excess of tax cost over value................................................      (51,276,753)
                                                                                                                   ------------
                     Net unrealized appreciation..............................................................     $ 77,533,546
                                                                                                                   ============

PORTFOLIO ABBRIVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership
PIK  - Payment-In-Kind
S.F. - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
jSee Note 8 regarding holdings of 5% or more of voting securities.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*      Warrants     Templeton International Equity Fund                                                       (Note 1)
                           Common Stocks, Rights & Warrants  85.6%

                           Argentina  1.8%
    AR          647,568a   Ciadea, SA ........................................................................      $ 3,076,504
    US          221,700    Transportadora de Gas del Sur, SA, Class B, ADR ...................................        2,715,825
    AR           56,000    YPF Sociedad Anonima ..............................................................        1,414,255
    US          495,000    YPF Sociedad Anonima, ADR .........................................................       12,498,750
                                                                                                                   ------------
                                                                                                                     19,705,334
                                                                                                                   ------------
                           Australia  4.4%
    AU        1,400,341    Email, Ltd. .......................................................................        4,530,155
    AU        1,549,241    GIO Austrailia Holdings, Ltd. .....................................................        3,965,151
    AU        1,003,000    National Foods, Ltd. ..............................................................        1,275,574
    AU        6,527,766    Pacific Dunlop, Ltd. ..............................................................       16,603,490
    AU        7,462,117    Pioneer International, Ltd. .......................................................       22,242,221
                                                                                                                   ------------
                                                                                                                     48,616,591
                                                                                                                   ------------
                           Austria  0.6%
    AT           33,000    Boehler Uddeholm, AG ..............................................................        2,361,387
    US           27,055b   Boehler Uddeholm, AG ..............................................................        1,935,979
    AT           39,400a   Mayr-Melnhof Karton, AG ...........................................................        1,928,073
                                                                                                                   ------------
                                                                                                                      6,225,439
                                                                                                                   ------------
                           Belgium  0.5%
    BE            9,054    Solvay, SA ........................................................................        5,543,265
                                                                                                                   ------------
                           Bermuda  2.7%
    US          506,000    ACE, Ltd. .........................................................................       30,423,250
                                                                                                                   ------------
                           Brazil  0.7%
    US          276,365    Companhia Siderurgica Nacional, ADR ...............................................        7,845,989
                                                                                                                   ------------
                           Canada  1.6%
    CA          132,800    Bank of Montreal ..................................................................        4,227,724
    CA          357,000    Hudson Bay Co. ....................................................................        5,969,333
    CA          254,000    London Insurance Group, Inc. ......................................................        3,375,415
    CA          447,000    National Bank of Canada ...........................................................        4,520,426
                                                                                                                   ------------
                                                                                                                     18,092,898
                                                                                                                   ------------
                           China  0.8%
    HK        6,960,000    Maanshan Iron & Steel Co., Ltd., Class H ..........................................        1,493,775
    US          338,300    Shandong Huaneng Power, ADR .......................................................        3,298,425
    HK        8,400,000    Shanghai Hai Xing Shipping Co., Class H ...........................................          977,439
    HK       14,790,200    Yizheng Chemical Fibre Co. Ltd., Class H ..........................................        3,595,006
                                                                                                                   ------------
                                                                                                                      9,364,645
                                                                                                                   ------------
                           Czech Republic  0.3%
    US          120,000b   Komercni Banka, AS, GDR ...........................................................        3,290,400
                                                                                                                   ------------
                           Ecuador  0.2%
    US              400    La Cemento Nacional CA, GDR .......................................................           91,600
    US            6,840b   La Cemento Nacional CA, GDR .......................................................        1,566,360
                                                                                                                   ------------
                                                                                                                      1,657,960
                                                                                                                   ------------
                           Finland  3.7%
    FI          111,562    American Group, Ltd., Class A .....................................................        2,303,998
    FI        1,754,300a   Enso Oy, Class R ..................................................................       14,225,085
    FI        1,890,000a   Merita, Ltd., Class A .............................................................        5,875,435

                           Finland (cont.)
    FI          270,000    Nokia, AB, Class A ................................................................     $ 15,671,739
    FI          171,000    Outokumpu Oy, Class A .............................................................        2,918,152
                                                                                                                   ------------
                                                                                                                     40,994,409
                                                                                                                   ------------
                           France  4.8%
    FR           27,323    Alcatel Alsthom, SA ...............................................................        2,196,379
    FR           13,292    Cie de Saint Gobain ...............................................................        1,881,645
    FR           55,849    Marine Wendel .....................................................................        5,127,121
    FR          366,481    Pechiney, SA, Class A .............................................................       15,366,050
    FR          468,980    Regie Nationale des Usines Renault, SA ............................................       10,085,105
    FR          148,024    Societe Elf Aquitane, SA ..........................................................       13,483,459
    FR           62,039    Total, SA, Class B ................................................................        5,049,269
                                                                                                                   ------------
                                                                                                                     53,189,028
                                                                                                                   ------------
                           Germany  1.7%
    DD          407,000    Deutsche Bank, AG .................................................................       19,020,669
                                                                                                                   ------------
                           Greece  0.5%
    US           32,410    Alpha Credit Bank .................................................................        2,062,490
    GR           69,970    Ergo Bank, SA .....................................................................        3,546,572
                                                                                                                   ------------
                                                                                                                      5,609,062
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        7,134,100    C.P. Pokphand Co., Ltd. ...........................................................        2,790,181
    HK          623,000    Cheung Kong Holdings, Ltd. ........................................................        5,537,688
    HK        2,389,100    Consolidated Electric Power Asia, Ltd. ............................................        5,606,331
    HK        9,576,543    Dairy Farm International Holdings, Ltd. ...........................................        7,709,117
    HK       10,109,207    Great Wall Electronic International, Ltd. .........................................        1,254,747
    HK          779,000    Hang Lung Development Co., Ltd. ...................................................        1,712,199
    HK        1,257,708    Jardine Matheson Holdings, Ltd. ...................................................        8,300,873
    HK        2,864,250    Jardine Strategic Holdings, Ltd. ..................................................       10,397,228
    HK          318,250a   Jardine Strategic Holdings, Ltd., warrants ........................................          127,300
    HK          873,700    Melco International Development, Ltd. .............................................          304,996
    HK          121,900a   Oriental Press Group, Ltd., warrants ..............................................            8,668
    HK        7,155,000    Peregrine Investments Holdings, Ltd. ..............................................       12,257,256
    HK          715,500a   Peregrine Investments Holdings, Ltd., warrants ....................................          228,956
    HK       17,474,000    Shun Tak Holdings .................................................................       11,635,025
    HK        3,172,400    Sing Tao Holdings, Ltd. ...........................................................        1,384,298
    HK        3,287,600    Swire Pacific, Ltd., Class B ......................................................        4,973,162
    HK        1,974,000    Yue Yuen Industrial Holdings, Ltd. ................................................          752,899
                                                                                                                   ------------
                                                                                                                     74,980,924
                                                                                                                   ------------
                           India
    US          109,700b   Gujarat Narmada Valley Fertilizers Co., Ltd., GDR .................................          301,675
                                                                                                                   ------------
                           Indonesia  0.4%
    ID          167,500    PT Barito Pacific Timber, fgn. ....................................................          102,826
    ID        5,118,053    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................        3,737,782
    ID          503,250a   PT Indah Kiat Pulp & Paper Corp., warrants ........................................          154,469
                                                                                                                   ------------
                                                                                                                      3,995,077
                                                                                                                   ------------
                           Italy  2.1%
    IT          148,000    Banco di Sardegna, SPA, di Risp ...................................................        1,249,604
    IT          696,200    Cartiere Burgo, SPA ...............................................................        3,214,644
    IT        1,555,000    Fiat, SPA .........................................................................        4,688,592
                           Italy (cont.)
    IT          904,000    Sasib, SpA, di Risp ...............................................................      $ 1,688,142
    IT        1,833,800    Sirti, SpA ........................................................................       11,271,338
    IT          468,000    Unione Cementi Marchino Emiliane (Unicem), di Risp ................................        1,205,193
                                                                                                                   ------------
                                                                                                                     23,317,513
                                                                                                                   ------------
                           Luxembourg  0.1%
    LU           10,650    Arbed, SA .........................................................................        1,158,065
                                                                                                                   ------------
                           Mexico  1.2%
    MX          559,000a   Grupo Mexico, SA de CV, Class B ...................................................        1,739,774
    US          275,600    Telefonos de Mexico, SA, ADR ......................................................        9,094,800
    MX        1,274,640    Vitro, SA .........................................................................        2,315,466
                                                                                                                   ------------
                                                                                                                     13,150,040
                                                                                                                   ------------
                           Netherlands  7.9%
    NL           49,467    ABN AMRO, NV ......................................................................        3,220,441
    NL           32,300    Akzo Nobel, NV ....................................................................        4,415,175
    NL           85,700    DSM, NV ...........................................................................        8,458,315
    NL          688,885    Ing Groep, NV .....................................................................       24,818,214
    NL          240,308    Internatio-Mueller, NV ............................................................        6,040,757
    NL          147,900    Koninklijke Bijenkorf Beheer, NV (KBB) ............................................       10,665,248
    NL          504,000    NV Holdingsmij de Telegraaf .......................................................       10,625,891
    NL          476,307    Philips Electronics, NV ...........................................................       19,311,607
                                                                                                                   ------------
                                                                                                                     87,555,648
                                                                                                                   ------------
                           New Zealand 1.8%
    NZ        1,659,000    Carter Holt Harvey, Ltd. ..........................................................        3,764,777
    NZ        1,321,124    Fisher & Paykel, Ltd. .............................................................        5,183,516
    NZ        6,020,000    Fletcher Challenge, Ltd., Forestry Division .......................................       10,086,318
    US           47,765a   Tranz Rail Holdings, Ltd., ADR ....................................................          844,843
                                                                                                                   ------------
                                                                                                                     19,879,454
                                                                                                                   ------------
                           Norway  3.3%
    NO           13,200    Elkem, AS .........................................................................          217,310
    NO          143,000    Fokus Bank, AS ....................................................................          982,032
    NO          176,200    Fokus Bank, AS ....................................................................        1,210,028
    NO          705,960    Hafslund, ASA, Class B ............................................................        4,837,010
    NO          134,000    Helikopter Services Group, ASA ....................................................        1,743,807
    NO          141,000a   Nycomed, ASA, Class A .............................................................        2,155,456
    NO        1,005,660a   Nycomed, ASA, Class B .............................................................       15,452,286
    NO          199,000    Union Bank of Norway, Primary Capital Certificate .................................        6,224,600
    NO          295,000    Unitor, AS ........................................................................        3,792,725
                                                                                                                   ------------
                                                                                                                     36,615,254
                                                                                                                   ------------
                           Peru  0.8%
    PE        2,445,602    Telefonica del Peru, SA, Class B ..................................................        4,551,264
    US          251,900    Telefonica del Peru, SA, Class B, ADR .............................................        4,754,613
                                                                                                                   ------------
                                                                                                                      9,305,877
                                                                                                                   ------------
                           Portugal  0.6%
    PT          122,351a   BPI Socieda de Gestora de Participacoes Socias ....................................        1,444,065
    PT          321,978    BPI Socieda de Gestora de Participacoes Socias, SA ................................        4,007,853
    US          239,400b   Portucel Industrial Empresa Product de Celulose, ADR ..............................        1,389,616
                                                                                                                   ------------
                                                                                                                      6,841,534
                                                                                                                   ------------
                           South Africa  0.9%
    ZA          288,500    Rustenburg Platinum Holdings, Ltd. ................................................      $ 3,946,564
    ZA          710,000    Sappi, Ltd. .......................................................................        6,373,838
                                                                                                                   ------------
                                                                                                                     10,320,402
                                                                                                                   ------------
                           South Korea 1.0%
    KR           15,604a   Byucksan Corp., rights ............................................................            7,387
    KR           44,500    Byucksan Development Co., Ltd. ....................................................          537,160
    KR          109,900    Daegu Bank Co., Ltd. ..............................................................        1,312,284
    KR           30,600    Daehan Synthetic Fiber Co., Ltd. ..................................................        2,661,657
    KR           19,110    Keumkang Co., Ltd. ................................................................          870,692
    KR           39,000    Korea Chemical Co., Ltd ...........................................................        2,532,738
    KR          155,990    Pacific Chemical Co., Ltd. ........................................................        3,082,879
    KR            7,870    Pohang Iron & Steel Co., Ltd. .....................................................          488,371
                                                                                                                   ------------
                                                                                                                     11,493,168
                                                                                                                   ------------
                           Spain  6.6%
    ES          132,300    Banco Bilbao Vizcaya ..............................................................        7,143,640
    ES           15,600    Banco Popular Espanol, SA .........................................................        3,064,125
    ES          246,970    Compania Sevillana de Electricidad ................................................        2,805,937
    ES          378,000    Dragados y Construcciones, SA .....................................................        5,823,224
    ES          132,425a   Huarte, SA ........................................................................          219,306
    ES        1,677,800    Iberdrola, SA .....................................................................       23,779,334
    ES        1,238,100    Telefonica de Espana, SA ..........................................................       28,753,102
    ES           52,200    Unipapel, SA ......................................................................          969,012
                                                                                                                   ------------
                                                                                                                     72,557,680
                                                                                                                   ------------
                           Sweden  10.4%
    SE           80,600    Asea, AB, Class A .................................................................        9,100,200
    SE          515,500a   Celsius, AB, Class B ..............................................................        8,125,729
    SE          382,000    Electrolux, AB, Class B ...........................................................       22,181,133
    SE          422,100a   Enator, AB, Class B ...............................................................       10,800,304
    SE          158,500    Esselte, AB, Class B ..............................................................        3,509,388
    SE            1,490a   Fastighets, AB Tornet, Class A ....................................................           22,722
    SE           31,180a   Fastighets Naeckebro, AB, Class A .................................................          534,918
    SE          210,000    Marieberg Tidnings, AB, Class A ...................................................        5,142,342
    SE          163,000    Sparbanken Sverige, AB, Class A ...................................................        2,796,396
    US           14,900b   Sparbanken Sverige, AB, Class A ...................................................          255,621
    SE           77,000    Stadshypotek, AB, Class A .........................................................        2,111,337
    US          176,000b   Stadsyhpotek, AS, Class A .........................................................        4,825,913
    SE        1,288,000    Stena Line, AB, Class B, free .....................................................        5,760,244
    SE          804,250    Stora Kopparbergs Bergslags, AB, Class B ..........................................       10,967,287
    SE          311,800    Svenska Handelsbanken, Class A ....................................................        8,961,018
    SE          922,000    Volvo, AB, Class B ................................................................       20,346,635
                                                                                                                   ------------
                                                                                                                    115,441,187
                                                                                                                   ------------
                           Switzerland  5.3%
    FR           51,189a   Adecco, SA ........................................................................       12,962,615
    CH            3,690    Baloise-Holding ...................................................................        7,415,839
    CH           12,800    Bucher Holding, AG ................................................................        8,797,908
    CH            3,570    Kuoni Reisen Holding, AG, Class B .................................................        8,668,285
    CH           10,027a   Novartis, AG ......................................................................       11,483,653
    CH           15,400    SMH, AG ...........................................................................        9,491,969
                                                                                                                   ------------
                                                                                                                     58,820,269
                                                                                                                   ------------
                           Thailand
    TH           17,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................         $ 64,911
                                                                                                                   ------------
                           Turkey  0.2%
    US       13,125,825a   Tofas Turk Otomobil Fabrikasi, AS, GDR ............................................        2,428,278
                                                                                                                   ------------
                           United Kingdom  11.9%
    GB        6,312,400    Albert Fisher Group, Plc. .........................................................        4,541,762
    GB        2,536,000    Anglian Group, Plc. ...............................................................        9,405,626
    GB        1,290,000    British Gas, Plc. .................................................................        4,961,198
    GB        1,446,000    British Telecommunications, Plc. ..................................................        9,772,279
    GB        3,025,900    BTR, Plc. .........................................................................       14,721,547
    GB        7,123,000a   Cordiant, Plc. ....................................................................       12,568,421
    GB        1,181,500    Harrisons & Crosfield, Plc. .......................................................        2,702,063
    GB        2,493,900    Hillsdown Holdings, Plc. ..........................................................        8,544,558
    GB        1,330,900    Kwik Save Group, Plc. .............................................................        7,318,650
    GB          902,000    Lex Service, Plc. .................................................................        4,913,763
    GB        1,890,000    London Pacific Group, Ltd. ........................................................        6,783,071
    GB        1,000,000    McBride, Plc. .....................................................................        2,329,804
    GB        2,687,610    Meggitt, Plc. .....................................................................        4,742,245
    GB          641,668    National Westminster Bank, Plc. ...................................................        7,535,263
    GB          824,500    Railtrack Group, Plc. .............................................................        5,473,220
    GB        6,171,300a   Raine, Plc. .......................................................................        1,374,360
    GB        1,676,312    Safeway, Plc. .....................................................................       11,601,570
    GB          958,900    Thames Water Group, Plc. ..........................................................       10,061,436
    GB        1,306,000    Wace Group, Plc. ..................................................................        2,349,160
                                                                                                                   ------------
                                                                                                                    131,699,996
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $815,060,064)...........................      949,505,891
                                                                                                                   ------------
                           Preferred Stocks  2.0%
                           Australia  1.1%
    AU        2,639,385    News Corp., Ltd. ..................................................................       11,748,316
                                                                                                                   ------------
                           Brazil  0.4%
    US           57,300    Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR ...............................        4,383,450
                                                                                                                   ------------
                           Colombia  0.3%
    US          159,000    Banco Ganadero, SA, ADR, Class C ..................................................        3,418,500
                                                                                                                   ------------
                           Hong Kong  0.2%
    US        1,531,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., pfd. ...............................        1,829,544
                                                                                                                   ------------
                           Netherlands
    NL            6,910    Ballast Nedam NV, certificate, cvt., pfd. .........................................          336,595
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $21,867,007) ...................................       21,716,405
                                                                                                                   ------------
                                 Total Common Stocks & Warrants, and Preferred Stocks
                            (Cost $836,927,071) ..............................................................      971,222,296
                                                                                                                   ------------
                Face
               Amount
                           Convertible Bonds  0.3%
                           Finland  0.3%
    US      $ 3,050,000    American Group, Ltd., 6.25%, cvt., 06/15/03 (Cost $3,007,216) .....................        3,034,750
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $839,934,287) .............................      974,257,046
                                                                                                                   ------------

                       h   Receivables from Repurchase Agreements  11.9%......................................
    US      $47,332,000    Aubrey G. Lanston & Co., 5.75%, 01/02/97, (Maturity Value $49,841,917)
                            Collateral: U.S. Treasury Notes, 8.25%, 07/15/98 .................................     $ 49,826,000
    US       35,210,000    Lehman Securities, Inc., 6.75%, 01/02/97, (Maturity Value $35,269,221)
                            Collateral: U.S. Treasury Notes, 8.50%, 05/15/97 .................................       35,256,000
    US       47,890,000    UBS Securities, Inc., 6.75%, 01/02/97, (Maturity Value $46,381,387)
                            Collateral: U.S. Treasury Notes, 5.125%, 12/31/98 ................................       46,364,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $131,446,000) ............      131,446,000
                                                                                                                   ------------
                                     Total Investments (Cost $971,380,287)  99.8% ............................    1,105,703,046
                                     Other Assets and Liabilities, Net  0.2% .................................        2,396,328
                                                                                                                   ------------
                                     Net Assets  100.0%.......................................................   $1,108,099,374
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $975,370,514 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 203,669,564
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (73,337,032)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................    $ 130,332,532
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
AT - Austria
AU - Australia
BE - Belgium
CA - Canada
CH - Switzerland
DD - Germany
ES - Spain
FI - Finland
FR - France
GB - United Kingdom
GR - Greece
HK - Hong Kong
ID - Indonesia

IT   -  Italy
KR   -  South Korea
LU   -  Luxembourg
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
PE   -  Peru
PT   -  Portugal
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


              Shares/                                                                                                  Value
Country*     Warrants      Templeton Pacific Growth Fund                                                             (Note 1)
                           Common Stocks & Warrants  97.6%

                           Australia  17.3%
    AU        1,000,000    Australia & New Zealand Banking Group Ltd. .........................................     $ 6,303,156
    AU        1,706,264    Australian Gas & Light Co. .........................................................       9,710,556
    AU          680,000    Brambles Industries, Ltd. ..........................................................      13,269,216
    AU        1,981,000    Capral Aluminium, Ltd. .............................................................       6,298,386
    AU        1,080,000    Coles Myer, Ltd., Class A ..........................................................       4,446,705
    AU          875,000    Email, Ltd. ........................................................................       2,830,657
    AU        2,399,145    Gio Austrailia Holdings, Ltd. ......................................................       6,140,408
    AU          919,000    Mayne Nickless, Ltd., Class A ......................................................       6,282,013
    AU        3,547,000    National Foods, Ltd. ...............................................................       4,510,929
    US          118,100b   Qantas Airways, Ltd., ADR ..........................................................       1,933,888
                                                                                                                   ------------
                                                                                                                     61,725,914
                                                                                                                   ------------
                           China  2.4%
    US          181,500a   Guangshen Railway Co., Ltd., ADR ...................................................       3,743,438
    HK        3,216,000    Maanshan Iron & Steel Co. Ltd., Class H ............................................         690,227
    US          225,000    Shandong Huaneng Power .............................................................       2,193,750
    HK       17,658,000    Shanghai Hai Xing Shipping Co., Class H ............................................       2,054,716
                                                                                                                   ------------
                                                                                                                      8,682,131
                                                                                                                   ------------
                           Hong Kong  20.6%
    HK        3,000,000    Cathay Pacific Airways, Ltd. .......................................................       4,732,045
    HK          800,000    Cheung Kong Holdings, Ltd. .........................................................       7,110,996
    HK          931,000    China Light & Power Co., Ltd. ......................................................       4,140,720
    US        4,197,727    Dairy Farm International Holdings, Ltd. ............................................       3,379,170
    HK        5,415,000    Grand Hotel Holdings, Ltd. .........................................................       2,275,357
    HK          169,800a   Hang Lung Development Co., Ltd., warrants ..........................................          50,493
    HK        5,400,399    Hon Kwok Land Investment Co., Ltd. .................................................       2,094,667
    HK          745,000    Hong Kong Ferry Holdings Co., Ltd. .................................................       1,454,457
    HK        2,376,800    Hong Kong Telecommunications, Ltd. .................................................       3,825,866
    HK          216,200    HSBC Holdings, Plc. ................................................................       4,626,168
    HK          496,000    Hualing Holdings, Ltd. .............................................................          55,150
    HK          632,031    Jardine Matheson Holdings, Ltd. ....................................................       4,171,405
    HK          284,600a   Lai Sun Development Co., Ltd., warrants ............................................          36,796
    HK        3,860,000    National Mutual Asia, Ltd. .........................................................       3,668,110
    HK        1,574,667    New World Development Co., Ltd. ....................................................      10,637,579
    HK          105,000a   Peregrine Investments Holdings, Ltd., warrants .....................................          33,599
    HK        3,210,000    Shun Tak Holdings ..................................................................       2,137,372
    HK           57,100    Sing Tao Holdings, Ltd. ............................................................          24,916
    HK        4,888,000    South China Morning Post (Holdings), Ltd. ..........................................       4,044,631
    HK          645,000    Swire Pacific, Ltd., Class A .......................................................       6,150,204
    HK        3,100,000    Wheelock & Co., Ltd. ...............................................................       8,837,675
                                                                                                                   ------------
                                                                                                                     73,487,376
                                                                                                                   ------------
                           India  0.2%
    US          156,100    Great Eastern Shipping Co., Ltd., GDR ..............................................         874,160
                                                                                                                   ------------
                           Indonesia  5.0%
    US          300,000a   Asia Pacific Resources International, Class A ......................................       1,687,500
    ID        1,567,000    PT Bank Bali, fgn. .................................................................       3,914,183
    ID          950,000    PT Barito Pacific Timber, fgn. .....................................................         583,192
    ID        3,657,384    PT Indorama Synthetics, fgn. .......................................................       3,483,960
    US          149,400    PT Indosat, ADR ....................................................................       4,089,825
    ID          129,000    PT Inti Indorayon Utama, fgn. ......................................................          94,210
    ID          771,526    PT Pabrik Kertas Tjiwi Kimia, fgn. .................................................         767,607
                           Indonesia (cont.)
    ID        3,423,000    PT Panasia Indosyntec, fgn. ........................................................       $ 833,287
    ID        2,060,875    PT Panin Bank, fgn. ................................................................       2,355,784
                                                                                                                   ------------
                                                                                                                     17,809,548
                                                                                                                   ------------
                           Japan  17.6%
    JP        1,011,000    Daicel Chemical Industries Ltd. ....................................................       4,740,290
    JP          409,000    Daito Trust Construction Co., Ltd. .................................................       4,555,824
    JP            1,200    East Japan Railway .................................................................       5,398,498
    JP          582,800    Hitachi, Ltd. ......................................................................       5,434,971
    JP          254,000    Hokuetsu Paper Mills, Ltd. .........................................................       1,471,669
    JP          308,000    Matsushita Electric Industrial Co., Ltd. ...........................................       5,026,509
    JP          824,000    Mitsubishi Heavy Industries, Ltd. ..................................................       6,545,894
    JP          250,000    Mitsubishi Oil Co., Ltd. ...........................................................       1,495,985
    JP           10,800    Nintendo Co., Ltd. .................................................................         769,364
    JP              821    Nippon Telegraph & Telephone Corp. .................................................       6,224,316
    JP          700,000    Nisshinbo Industries, Inc...........................................................       5,452,034
    JP          220,000    Nittetsu Mining Co., Ltd. ..........................................................       1,669,804
    JP          550,000    Rengo Co., Ltd. ....................................................................       3,124,946
    JP           50,000    Sony Corp. .........................................................................       3,276,919
    JP           70,000    Tenma Corp. ........................................................................       1,142,388
    JP          371,000    Toda Corp. .........................................................................       2,819,100
    JP          330,000    Wacoal Corp. .......................................................................       3,647,353
                                                                                                                   ------------
                                                                                                                     62,795,864
                                                                                                                   ------------
                           Malaysia  6.9%
    MY          655,000    Commerce Asset-Holding Bhd., fgn. ..................................................       4,927,737
    MY           16,667a   Commerce Asset-Holding Bhd., fgn., warrants ........................................          80,514
    MY        1,415,000    Golden Hope Plantations Bhd., fgn. .................................................       2,409,226
    MY        3,342,667    Malaysian International Shipping Corp., Bhd., fgn. .................................       9,926,748
    MY          193,000    Public Finance Bhd., fgn. ..........................................................         336,250
    MY        1,798,800    Sime Darby Bhd., fgn. ..............................................................       7,086,937
                                                                                                                   ------------
                                                                                                                     24,767,412
                                                                                                                   ------------
                           New Zealand  2.4%
    NZ          894,353    Brierley Investments, Ltd. .........................................................         828,263
    NZ        2,411,800    Carter Holt Harvey, Ltd. ...........................................................       5,473,110
    NZ          192,500    Fletcher Challenge Building, Ltd. ..................................................         591,981
    NZ          192,500    Fletcher Challenge Energy, Ltd. ....................................................         557,959
    NZ          111,031    Fletcher Challenge, Ltd., Forestry Division ........................................         186,029
    NZ          385,000    Fletcher Challenge Paper, Ltd. .....................................................         792,030
                                                                                                                   ------------
                                                                                                                      8,429,372
                                                                                                                   ------------
                           Pakistan  2.8%
    PK        2,618,000    Fauji Fertilizer Co., Ltd. .........................................................       4,409,068
    US           91,000a   Hub Power Co., Ltd., GDR, reg.S ....................................................       1,797,250
    PK        6,300,000a   Pakistan Telecom Corp., PTC ........................................................       3,945,369
                                                                                                                   ------------
                                                                                                                     10,151,687
                                                                                                                   ------------
                           Philippines  3.0%
    PH        7,916,000a   Filinvest Land, Inc. ...............................................................       2,468,106
    PH          700,000a   Philippine National Bank ...........................................................       8,317,491
                                                                                                                   ------------
                                                                                                                     10,785,597
                                                                                                                   ------------
                           Singapore  9.1%
    SG          888,600    City Developments, Ltd., fgn. ......................................................     $ 8,001,401
    SG          518,000    Development Bank of Singapore, Ltd., fgn. ..........................................       6,996,498
    US           68,000    G.P. Batteries International, Ltd. .................................................         225,760
    SG          357,000    Inchcape Bhd., fgn. ................................................................       1,239,920
    SG          393,800    Overseas Union Bank, Ltd., fgn. ....................................................       3,039,405
    SG        1,217,000    Parkway Holdings, Ltd., fgn. .......................................................       4,783,463
    SG          882,000    Singapore Airlines, Ltd., fgn. .....................................................       8,005,003
                                                                                                                   ------------
                                                                                                                     32,291,450
                                                                                                                   ------------
                           South Korea  0.6%
    KR           99,030    Pacific Chemical Co., Ltd. .........................................................       1,957,161
                                                                                                                   ------------
                           Thailand  6.2%
    TH          622,000    Bangkok Bank Public Co., Ltd., fgn. ................................................       6,014,817
    TH          829,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ...................................       3,009,463
    TH        2,783,133    Industrial Finance Corp. of Thailand, fgn. .........................................       7,433,698
    TH           51,750    Oriental Hotel (Thailand) Public Co., Ltd., fgn. ...................................         233,063
    TH          262,500    Robinson Department Store Public Co., Ltd., fgn. ...................................         509,217
    TH           36,570    Thai Farmers Bank Public Co., Ltd. .................................................         178,244
    TH          733,440    Thai Farmers Bank Public Co., Ltd., fgn. ...........................................       4,575,778
    TH           91,680a   Thai Farmers Bank Public Co., Ltd., fgn., warrants .................................          72,390
                                                                                                                   ------------
                                                                                                                     22,026,670
                                                                                                                   ------------
                           United States  3.5%
    US           35,000    American International Group, Inc. .................................................       3,788,750
    US          150,000    APL, Ltd. ..........................................................................       3,543,750
    US           85,000    Motorola, Inc. .....................................................................       5,216,875
                                                                                                                   ------------
                                                                                                                     12,549,375
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $307,123,252)............................     348,333,717
                                                                                                                   ------------
               Face
              Amount
                           Convertible Bonds  0.3%
    US         $ 31,000    Dairy Farm International Holdings, Ltd., 6.50%, cvt., 05/10/49 .....................          23,095
    US           22,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., 05/07/49 ............................          26,290
    US        1,307,000    MDX Public Co., Ltd., 4.75%, cvt., 09/17/03 ........................................         503,195
    US          360,000    PT Inti Indorayon Utama, 5.50%, cvt., 10/01/02 .....................................         423,000
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $1,994,721) ....................................         975,580
                                                                                                                   ------------
                                 Total Long Term Investments ($309,117,973) ...................................     349,309,297
                                                                                                                   ------------
                       h   Receivables from Repurchase Agreements  2.5%
    US        8,765,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $8,874,327) (Cost $8,871,000)
                            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..................................       8,871,000
                                                                                                                   ------------
                                     Total Investments (Cost $317,988,973) 100.4% .............................     358,180,297
                                     Liabilities in Excess of Other Assets  (0.4%) ............................      (1,421,139)
                                                                                                                   ------------
                                     Net Assets  100.0%........................................................    $356,759,158
                                                                                                                   ============


                           At December 31, 1996, the unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $321,544,212 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 70,017,052
                             Aggregate gross unrealized depreciation for all investments which
                            there was an excess of tax cost over value.........................................     (33,380,967)
                                                                                                                   ------------
                             Net unrealized appreciation.......................................................    $ 36,636,085
                                                                                                                   ============

COUNTRY LEGEND:
AU - Australia
HK - Hong Kong
ID - Indonesia
JP - Japan KR South Korea
MY - Malaysia
NZ - New Zealand
PK - Pakistan
PH - Philippines
SG - Singapore
TH - Thailand
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Rising Dividends Fund                                                                               (Note 1)
                 Common Stocks  97.3%

                 Banks  11.7%
     177,400     CoreStates Financial Corp. ...................................................................     $ 9,202,625
     144,000     First Union Corp. ............................................................................      10,656,000
     279,650     Mercantile Bankshares Corp. ..................................................................       8,948,800
     218,000     National Commerce Bancorp. ...................................................................       8,338,500
     166,600     State Street Boston Corp. ....................................................................      10,745,700
     594,228     TrustCo Bank Corp., New York..................................................................      12,701,624
     232,000     Wilmington Trust Corp. .......................................................................       9,164,000
                                                                                                                   ------------
                                                                                                                     69,757,249
                                                                                                                   ------------
                 Business Services  4.7%
     468,200     Ennis Business Forms .........................................................................       5,267,250
     253,900     Standard Register Co. ........................................................................       8,251,750
     420,500     Wallace Computer Services, Inc. ..............................................................      14,507,250
                                                                                                                   ------------
                                                                                                                     28,026,250
                                                                                                                   ------------
                 Consumer Products  13.6%
     258,100     Alberto-Culver Co., Class A ..................................................................      10,646,625
      93,833     Block Drug Co., Inc., Class A ................................................................       4,316,318
     720,000     Dimon, Inc. ..................................................................................      16,650,000
     330,700     Newell Co. ...................................................................................      10,417,050
     113,000     Philip Morris Cos., Inc. .....................................................................      12,726,625
     349,900     Stanhome, Inc. ...............................................................................       9,272,350
     325,000     Universal Corp. ..............................................................................      10,440,625
     205,500     UST, Inc. ....................................................................................       6,653,063
                                                                                                                   ------------
                                                                                                                     81,122,656
                                                                                                                   ------------
                 Electronic Technology  6.5%
     164,700     Cohu, Inc. ...................................................................................       3,829,275
     130,600     General Electric Co. .........................................................................      12,913,075
     236,500     Hewlett-Packard Co. ..........................................................................      11,884,125
     165,700     Rockwell International Corp. .................................................................      10,086,988
                                                                                                                   ------------
                                                                                                                     38,713,463
                                                                                                                   ------------
                 Energy  2.1%
      75,000     Royal Dutch Petroleum Co., New York Shares, ADR...............................................      12,806,250
                                                                                                                   ------------
                 Financial Services  2.2%
     353,000     Federal National Mortgage Association ........................................................      13,149,250
                                                                                                                   ------------
                 Health Care Services  5.7%
     354,000     Bard (C.R.), Inc. ............................................................................       9,912,000
      26,400     Becton Dickinson & Co. .......................................................................       1,145,100
      71,500     Bristol-Myers Squibb Co. .....................................................................       7,775,625
      95,000     Merck & Co., Inc. ............................................................................       7,528,750
      42,500     Pfizer, Inc. .................................................................................       3,522,188
     141,400     West Co., Inc. ...............................................................................       3,994,550
                                                                                                                   ------------
                                                                                                                     33,878,213
                                                                                                                   ------------
                 Industrial  22.6%
     232,400     Avery Dennison Corp. .........................................................................       8,221,150
      18,500     Baldor Electric Co. ..........................................................................         455,563
     427,100     Brady (W.H.) Co. .............................................................................      10,517,338
      26,500     Donaldson Co., Inc. ..........................................................................         887,750
     230,600     Dover Corp. ..................................................................................      11,587,650
     140,500     Duriron Co., Inc. ............................................................................       3,811,063
                 Industrial (cont.)
     390,800     Hanna (M.A.) Co. .............................................................................     $ 8,548,750
     129,500     Kaydon Corp. .................................................................................       6,102,688
     219,800     Kimball International, Inc., Class B..........................................................       9,094,225
      90,300     Leggett & Platt, Inc. ........................................................................       3,126,638
     128,700     Loctite Corp. ................................................................................       7,834,613
     402,900     Millipore Corp. ..............................................................................      16,669,988
     259,500     Monsanto Co. .................................................................................      10,088,063
     339,600     Myers Industries, Inc. .......................................................................       5,730,750
     207,200     Nucor Corp. ..................................................................................      10,567,200
     323,300     Superior Industries International, Inc. ......................................................       7,476,313
     194,300     Superior Surgical Manufacturing Co., Inc. ....................................................       2,623,050
       6,959     The Boeing Co. ...............................................................................         740,264
     468,800     Watts Industries, Inc., Class A ..............................................................      11,192,600
                                                                                                                   ------------
                                                                                                                    135,275,656
                                                                                                                   ------------
                 Insurance - Property Casualty  15.4%
     522,300     Allied Group, Inc. ...........................................................................      17,040,038
      53,700     American International Group, Inc. ...........................................................       5,813,024
     206,200     Chubb Corp. ..................................................................................      11,083,250
      51,640     Cincinnati Financial Corp. ...................................................................       3,350,144
     230,000     Mercury General Corp. ........................................................................      12,075,000
     444,600     MMI Cos., Inc. ...............................................................................      14,227,200
     367,025     RLI Corp. ....................................................................................      12,249,458
     167,800     SAFECO Corp. .................................................................................       6,617,612
     168,500     St. Paul Cos., Inc. ..........................................................................       9,878,312
                                                                                                                   ------------
                                                                                                                     92,334,038
                                                                                                                   ------------
                 Retail   8.9%
     868,600     Family Dollar Stores, Inc. ...................................................................      17,697,724
     155,000     Gap, Inc. ....................................................................................       4,669,374
     307,000     Rite Aid Corp. ...............................................................................      12,203,250
      80,300     The Limited, Inc. ............................................................................       1,475,512
     119,000     Walgreen Co. .................................................................................       4,760,000
     539,200     Wal-Mart Stores, Inc. ........................................................................      12,334,200
                                                                                                                   ------------
                                                                                                                     53,140,060
                                                                                                                   ------------
                 Transportation  3.9%
     500,000     Arnold Industries, Inc. ......................................................................       7,937,500
     640,000     Harper Group, Inc. ...........................................................................      15,200,000
                                                                                                                   ------------
                                                                                                                     23,137,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $431,060,996).........................................     581,340,585
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  2.8%
$ 16,521,896     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $16,813,176) (Cost $16,807,023)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,064,365)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securites, L.L.C., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................    $ 16,807,023
                                                                                                                   ------------
                           Total Investments (Cost $447,868,019)  100.1%.......................................     598,147,608
                           Liabilities in Excess of Other Assets  (0.1%) ......................................        (723,907)
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $597,423,701
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $448,164,135 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $152,946,524
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (2,963,051)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $149,983,473
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
 Country*     Shares       Utility Equity Fund                                                                      (Note 1)
                              Common Stocks  97.7%

   US          516,000     aAES Corp. ........................................................................     $ 23,994,000
   US          946,100     aAirTouch Communications, Inc. ....................................................       23,889,025
   US        1,000,000     Allegheny Power System, Inc. ......................................................       30,375,000
   US          770,230     American Electric Power Co., Inc. .................................................       31,675,709
   US          100,000     Ameritech Corp. ...................................................................        6,062,500
   US          360,000     AT&T Corp. ........................................................................       15,660,000
   US          158,600     a,bBSES, Ltd., GDR ................................................................        3,271,125
   US        1,496,700     Central & South West Corp. ........................................................       38,352,938
   US        1,223,900     CINergy Corp. .....................................................................       40,847,663
   US          200,000     aCompania Anonima Nacional Telefonos de Venezeula, ADR.............................        5,625,000
   ES          208,141     Compania Sevillana de Electricidad, SA.............................................        2,364,783
   HK          969,500     Consolidated Electric Power Asia, Ltd. ............................................        2,275,057
   US          505,000     Dominion Resources, Inc. ..........................................................       19,442,500
   US          716,000     DPL, Inc. .........................................................................       17,542,000
   US          900,000     Duke Power Co. ....................................................................       41,625,000
   US           49,500     aEchelon International Corp., Inc. ................................................          773,433
   US          763,600     Edison International...............................................................       15,176,550
   US          978,800     Empresa Nacional Electricidad, SA, ADR.............................................       15,171,400
   US        1,032,560     Enova Corp. .......................................................................       23,490,740
   US        1,040,000     Enron Corp. .......................................................................       44,850,000
   US          992,300     Enron Global Power & Pipelines, L.L.C. ............................................       26,792,100
   US        1,654,000     Entergy Corp. .....................................................................       45,898,500
   US          195,000     Espoon Sahko Oy....................................................................        4,323,911
   US        1,133,000     Florida Progress Corp. ............................................................       36,539,250
   US        1,001,300     FPL Group, Inc. ...................................................................       46,059,800
   US          951,100     General Public Utilities Corp. ....................................................       31,980,738
   MX           55,600     aGrupo Iusacell, SA, Series D......................................................           31,275
   US          144,440     aGrupo Iusacell, SA, Series L, ADR.................................................        1,101,355
   US          590,840     GTE Corp. .........................................................................       26,883,220
   GR          400,000     Hellenic Tellecommunication Organization, SA.......................................        6,833,935
   HK        2,500,000     Hongkong Electric Holdings, Ltd. ..................................................        8,306,936
   US          138,000     aHuaneng Power International, Inc., ADR ...........................................        3,105,000
   US        1,380,000     aICG Communications, Inc. .........................................................       24,322,500
   US          211,400     aItron, Inc. ......................................................................        3,752,350
   KR          290,000     Korea Electric Power Corp. ........................................................        8,579,796
   KR              440     Korea Mobile Telecommunications Corp. .............................................          445,801
   US          116,670     Lucent Technologies, Inc. .........................................................        5,395,988
   US          255,100     MidAmerican Energy Holdings Co. ...................................................        4,049,713
   NO          468,600     aNetCom, ASA.......................................................................        4,481,750
   US          382,450     New England Electric System........................................................       13,337,944
   US           24,200     New Jersey Resources Corp. ........................................................          707,850
   JP            2,870     Nippon Telegraph & Telephone Corp. ................................................       21,758,570
   US          649,900     NIPSCO Industries, Inc. ...........................................................       25,752,288
   US          323,000     aNynex CableComms Group, ADR ......................................................        5,854,375
   US          223,100     Oklahoma Gas & Electric Co. .......................................................        9,314,425
   US          229,600     Pacific Enterprises................................................................        6,974,100
   US        1,123,150     Pacific Gas & Electric Co. ........................................................       23,586,150
   US        1,075,000     PacifiCorp.........................................................................       22,037,500
   US          349,100     PanEnergy Corp. ...................................................................       15,709,500
   US          166,600     PECO Energy Co. ...................................................................        4,206,650
   US          843,000     Pinnacle West Capital Corp. .......................................................       26,765,250
   US          189,500     Public Service Co. of Colorado.....................................................        7,366,813
   US          104,200     Public Service Enterprise Group, Inc. .............................................        2,839,450
   US          100,000     SBC Communications, Inc. ..........................................................      $ 5,175,000
   US        1,345,844     SCANA Corp. .......................................................................       36,001,325
   GB          590,000     Scottish Power, Plc. ..............................................................        3,557,748
   GB          198,300     Southern Electric, Plc. ...........................................................        2,704,060
   US        1,966,790     Southern Co. ......................................................................       44,498,624
   US          442,700     Southwestern Public Services Co. ..................................................       15,660,513
   US        1,800,000     TECO Energy, Inc. .................................................................       43,425,000
   US          315,000     Tele Danmark, A/S, ADR.............................................................        8,583,750
   PT           60,000     aTelecel-Comunicacaoes Pessoais, SA................................................        3,831,022
   US          230,000     Telecom de Argentina, SA, ADR......................................................        9,286,250
   US          103,500     Telecomunicacoes Brasileiras, SA (Telebras), ADR...................................        7,917,750
   IT       11,000,000     Telecom Italia, SpA ...............................................................       21,876,649
   US           29,000     Telefonica del Peru, SA, ADR.......................................................          547,375
   US          170,000     Telefonos de Mexico, SA, ADR.......................................................        5,610,000
   US           69,000     aTeleWest Communications, Plc., ADR................................................        1,431,750
   US        1,239,850     Texas Utilities Co. ...............................................................       50,523,888
   US           73,600     Total Access Communication Plc. ...................................................          507,840
   US          370,000     Transportadora de Gas del Sur, SA, ADR.............................................        4,532,500
   US          884,800     US West Communications Group.......................................................       28,534,800
   DD            7,515     aViag AG...........................................................................        2,945,431
                                                                                                                   ------------
                                  Total Common Stocks (Cost $1,122,249,327) ..................................    1,174,710,481
                                                                                                                   ------------
                           Convertible Preferred Stocks  0.8%
   US          240,000     Nortel Inversora, SA, cvt. pfd. (Argentina) (Cost $9,333,247) .....................        9,840,000
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $1,131,582,574) ...........................    1,184,550,481
                                                                                                                   ------------
              Face
             Amount
                           Receivables from Repurchase Agreements  1.4%
   US      $16,195,569     h,iJoint Repurchase Agreements,  6.59%, 01/02/97 (Maturity Value $16,480,699)
                            (Cost $16,474,667)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear Sterns & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $2,023,543)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities L.L.C., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01...............       16,474,667
                                                                                                                   ------------
                                     Total Investments (Cost $1,148,057,241)  99.9%...........................    1,201,025,148
                                     Other Assets and Liabilities, Net  0.1%..................................        1,265,172
                                                                                                                   ------------
                                     Net Assets  100%.........................................................   $1,202,290,320
                                                                                                                   ============


                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $1,148,057,241 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 118,802,417
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (65,834,510)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................     $ 52,967,907
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
DD - Germany
ES - Spain
GB - United Kingdom
GR - Greece
HK - Hong Kong
IT - Italy
JP - Japan
KR - South Korea
MX - Mexico
NO - Norway
PT - Portugal
US - United States
PORTFOLIO ABBREVIATION:
L.L.C.  -Limited Liability Corp.

*Securities traded in foreign currency and valued in U.S. dollars.
aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee note 1(h) regarding joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

               Shares/
             Warrants &                                                                                                Value
Country*       Rights       Templeton Developing Markets Equity Fund                                                 (Note 1)
                             Common Stocks, Rights & Warrants  82.5%
                            Argentina  10.4%
    AR           180,876    Aluar Aluminio Argentino, SA, Class B..............................................       $ 455,890
    AR           561,180    Astra Cia Argentina de Petroleo, SA................................................       1,072,047
    AR           530,163    aanor Cia Nacional Para la Industria Quimica, SA, Class D..........................         768,875
    AR           103,702    aBanco Bansud, SA, Class B.........................................................       1,242,574
    AR           608,471    Banco de Galicia y Buenos Aires, SA, Class B.......................................       3,657,568
    AR            86,333    Banco Frances del Rio de la Plata, SA..............................................         807,357
    US            56,200    aBuenos Aires Embotelladora, SA, ADR...............................................         210,750
    AR            15,555    Capex, SA, Class A.................................................................         128,352
    AR           310,746    aCiadea, SA........................................................................       1,476,308
    AR            44,010    Juan Minetti, SA...................................................................         183,115
    AR             6,000    Juan Minetti, SA, conv.............................................................           6,001
    AR           999,359    Molinos Rio de Plata, SA, Class B..................................................       3,558,359
    AR            23,430    Nobleza Piccardo Sdad Industrial Comercial y Financial.............................          89,050
    AR           705,968    Perez Companc, SA, Class B.........................................................       4,963,849
    AR           122,000    Quilmes Industrial, SA.............................................................       1,113,250
    AR             4,000    Quilmes Industrial, SA, reg........................................................          32,000
    AR           381,203    aSevel Argentina, SA, Class C......................................................         960,805
    AR            22,230    Siderar, Class A...................................................................          64,034
    AR         1,290,000    aSociedad Comercial del Plata Cadelplata Come......................................       3,302,995
    AR           126,224    Transportadora de Gas del Sur, SA, Class B.........................................         310,567
    US           153,410    YPF Sociedad Anonima, ADR..........................................................       3,873,603
    AR             2,840    aZanella Hermanos, SA..............................................................             625
                                                                                                                   ------------
                                                                                                                     28,277,974
                                                                                                                   ------------
                            Brazil  2.7%
    BR        77,613,291    Banco Bradesco, SA.................................................................         526,584
    BR        78,492,976    aBanco do Brasil, SA...............................................................         679,854
    BR        36,132,595    aBanco do Brasil, SA, warrants, Class A............................................          57,028
    BR        54,198,893    aBanco do Brasil, SA, warrants, Class B............................................          83,455
    BR        90,331,488    aBanco do Brasil, SA, warrants, Class C............................................         121,705
    BR         9,982,000    Eletrobras-Centrais Eletricas Brasileiras, SA......................................       3,573,577
    BR         2,124,000    Mannesmann, SA.....................................................................         288,664
    BR        29,560,000    Telebras-Telecomunicacoes Brasileiras, SA..........................................       2,119,353
                                                                                                                   ------------
                                                                                                                      7,450,220
                                                                                                                   ------------
                            China  3.6%
    CN         1,666,340    China Southern Glass Co., Ltd., Class B............................................       1,034,124
    CN         1,286,000    Chiwan Wharf Holdings Ltd., Class B ...............................................         914,474
    CN         1,519,000    Guangzhou Shipyard International Co., Ltd., Class H ...............................         384,930
    CN         1,169,000    Luoyang Glass Co., Ltd., Class H...................................................         358,960
    CN            96,500    Shandong Huaneng Power.............................................................         940,875
    CN         1,269,000    Shanghai Chlor-Alkali Chemical Co., Ltd., Class B .................................         352,782
    CN           520,000    Shanghai Dazhong Taxi Shareholding Co., Ltd., Class B..............................         429,520
    CN           252,000    aShanghai Industrial Sewing Machine Corp...........................................          47,880
    CN         1,732,500    aShanghai Jin Jiang Tower Co., Ltd., Class B ......................................         526,680
    CN           410,000    Shanghai Jinqiao Export Processing Zone Development, Class B.......................         221,400
    CN           634,900    Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co., Ltd., Class B..................         618,393
    CN           157,000    Shanghai New Asia Group Co., Ltd., Class B.........................................          68,452
    CN         2,304,000    Shanghai Pechemical Co., Ltd., Class H.............................................         700,032
    CN           489,600    Shanghai Refrigerator Compressor Co., Ltd., Class B ...............................         266,342
    CN           450,000    aShanghai Shangling Electric Appliance, Class B....................................         195,300
    CN         1,481,000    aShanghai Tyre & Rubber Co., Ltd., Class B.........................................         627,944
    CN         1,890,361    aShanghai Vacuum Electron Devices Co., Ltd., Class B...............................         366,730
                            China (cont.)
    CN           682,000    aShanghai Yaohua Pilkington Glass, Class B.........................................       $ 324,632
    CN         1,881,173    Shenzhen Vanke Co., Ltd., Class B..................................................       1,330,405
                                                                                                                   ------------
                                                                                                                      9,709,855
                                                                                                                   ------------
                            Czech Republic  1.8%
    CS            14,600    aCEZ...............................................................................         525,609
    US            65,330    aCEZ, GDR..........................................................................       2,351,880
    CS            19,358    Chemopetrol Group, AS..............................................................         839,981
    CS                17    Elektrarny Opatovice, AS...........................................................           2,742
    CS             1,000    Komercni Banka, AS.................................................................          83,327
    CS             7,000    aSPT Telecom, AS...................................................................         871,589
    CS               630    Tabak, AS..........................................................................         158,693
                                                                                                                   ------------
                                                                                                                      4,833,821
                                                                                                                   ------------
                            Ghana  0.4%
    US            85,000    Ashanti Goldfields Co., Ltd., GDR..................................................       1,051,875
                                                                                                                   ------------
                            Greece  3.7%
    GR            38,666    Alpha Credit Bank..................................................................       2,460,606
    GR            32,000    Alpha Leasing, SA..................................................................         622,593
    GR            63,000    Delta Dairy, SA....................................................................         720,117
    GR             2,000    Elais Oleaginous Products Co., SA .................................................          57,112
    GR            13,000    Ergo Bank, SA .....................................................................         658,932
    GR            32,200    Etba Leasing.......................................................................         371,323
    GR            31,250    Hellas Can - Container Manufacturers...............................................         437,634
    GR            16,450    Hellenic Telecommunications Organizations OTE......................................         281,046
    US           154,000    bHellenic Telecommunications Organizations OTE.....................................       2,631,065
    GR            29,000    Intracom, SA, reg..................................................................         652,385
    GR             5,170    National Bank of Greece, SA........................................................         329,006
    GR            17,170    Titan Cement Co., reg..............................................................         933,629
                                                                                                                   ------------
                                                                                                                     10,155,448
                                                                                                                   ------------
                            Hong Kong  13.3%
    HK           582,000    Cheung Kong Holdings Ltd...........................................................       5,173,250
    HK         3,642,000    China Overseas Land & Investment Ltd. .............................................       1,848,193
    HK            81,000    Cross Harbour Tunnel Co., Ltd. ....................................................         176,463
    HK           271,258    Dairy Farm International Holdings Ltd..............................................         218,363
    HK             6,000    Dickson Concepts (International) Ltd...............................................          22,497
    HK         1,154,000    aEast Asiatic Co. (Hong Kong), Ltd. (The)..........................................         119,361
    HK         1,904,000    aFu Hui Jewellery Co. (H.K.), Ltd..................................................         177,242
    HK           530,679    Great Wall Electronic International Ltd. ..........................................          65,867
    HK         1,284,000    Hang Lung Development Co., Ltd. ...................................................       2,822,160
    HK           770,000    Hongkong Electric Holdings Ltd. ...................................................       2,558,536
    HK           776,951    Hopewell Holdings Ltd. ............................................................         502,263
    HK           214,241    HSBC Holdings, Plc ................................................................       4,584,251
    HK            42,000    IMC Holdings Ltd. .................................................................          22,264
    HK            34,000    Jardine Matheson Holdings, Ltd.....................................................         224,400
    HK           194,625    Jardine Strategic Holdings, Ltd....................................................         704,543
    HK            21,625    aJardine Strategic Holdings Ltd., warrants.........................................           8,650
    HK           119,000    JCG Holdings, Ltd..................................................................         116,161
    HK         2,109,297    K Wah International Holdings, Ltd. ................................................         520,881
    HK           187,320    aK Wah International Holdings, Ltd., warrants......................................          12,109
    HK         1,203,600    Lai Sun Development Co., Ltd. .....................................................       1,820,689
    HK           216,200    aLai Sun Development Co., Ltd., warrants...........................................          27,953
                            Hong Kong (cont.)
    HK           379,000    Lai Sun Garment International Ltd..................................................       $ 602,715
    HK         1,450,000    Laws International Holdings Ltd....................................................         226,841
    HK           700,000    aLuks Industrial Co., Ltd..........................................................          68,783
    HK           140,000    aLuks Industrial Co., Ltd., warrants...............................................           5,159
    HK           754,886    New World Development Co., Ltd. ...................................................       5,099,592
    HK           456,000    NG Fund Hong Ltd...................................................................         409,749
    HK         1,626,000    aS. Megga International Holdings Ltd...............................................         107,216
    HK           324,598    Semi-Tech (Global) Co., Ltd........................................................         537,185
    HK         1,891,400    Sun Hung Kai & Co., Ltd. ..........................................................         484,191
    HK           319,000    Sun Hung Kai Properties Ltd. ......................................................       3,907,848
    HK           155,000    Swire Pacific, Ltd., Class B ......................................................         234,469
    HK         2,123,000    Tian An China Investments Co., Ltd.................................................         304,678
    HK         1,364,000    Tungtex (Holdings) Co., Ltd........................................................         149,900
    HK           294,000    Wheelock & Co., Ltd................................................................         838,154
    HK         1,228,000    Wing Shan International, Ltd.......................................................         169,883
    HK         3,582,000    aWo Kee Hong Holdings, Ltd.........................................................         291,765
    HK           716,400    aWo Kee Hong Holdings, Ltd., warrants..............................................           7,966
    HK           300,000    aYaohan Hongkong Corp., Ltd........................................................          12,024
    HK         2,298,000    Yue Yuen Industrial (Holdings), Ltd................................................         876,476
                                                                                                                   ------------
                                                                                                                     36,060,690
                                                                                                                   ------------
                            India  1.6%
    IN            74,000    Arvind Mills, Ltd..................................................................         250,794
    IN             4,000    Bharat Petroleum Corp., Ltd........................................................          33,250
    IN             1,300    Bombay Dyeing & Manufacturing Co., Ltd.............................................           4,007
    IN             9,000    Bses, Ltd..........................................................................          51,841
    IN            51,950    Cochin Refineries, Ltd.............................................................         143,460
    IN            18,350    Grasim Industries, Ltd., Ord INR10.................................................         214,083
    IN            73,200    Great Eastern Shipping Co., Ltd....................................................          69,422
    IN             4,775    Hindalco Industries................................................................          87,442
    IN            21,300    Hindustan Organic Chemicals, Ltd...................................................          18,121
    IN            44,000    Hindustan Petroleum Corp., Ltd.....................................................         407,475
    IN            35,000    aIndia Cements, Ltd................................................................          87,866
    US            10,000    India Cements, Ltd., GDR...........................................................          25,000
    IN            20,000    Indian Aluminium Co., Ltd..........................................................          84,937
    IN            55,000    Indian Petrochemicals Corp., Ltd...................................................         184,484
    IN            18,350    Indian Rayon and Industries, Ltd...................................................         153,556
    IN            88,500    Indo Gulf Fertilisers & Chemicals Corp., Ltd.......................................          71,590
    IN           135,050    Industrial Credit & Inv. Corp. of India (ICICI)....................................         221,316
    IN           159,300    Industrial Development Bank of India...............................................         386,585
    IN            66,700    ITC Bhadrachalam Paperboards, Ltd..................................................         109,771
    IN            45,000    Larsen and Toubro, Ltd.............................................................         274,582
    IN           105,300    National Aluminium Co., Ltd........................................................          91,054
    IN            19,200    Oriental Bank of Commerce..........................................................          41,640
    IN            41,600    Reliance Industries, Ltd...........................................................         235,849
    IN           157,500    Shipping Corporation of India, Ltd.................................................         112,029
    IN           133,000    Steel Authority of India, Ltd......................................................          68,633
    US            45,000    Steel Authority of India Ltd., GDR, reg. S.........................................         432,585
    IN             9,100    aSterlite Industries (India), Ltd..................................................          49,434
    IN            34,150    Tata Chemicals, Ltd................................................................         164,082

                            India (cont.)
    IN            33,000    Tata Iron & Steel Co., Ltd.........................................................       $ 150,732
    IN             2,000    Wockhardt..........................................................................          11,367
                                                                                                                   ------------
                                                                                                                      4,236,987
                                                                                                                   ------------
                            Indonesia  5.2%
    US            46,000    aAsia Pulp & Paper Co., Ltd., ADR..................................................         523,250
    ID           506,000    PT Bank Dagang Nasional Indonesia, fgn.............................................         514,141
    ID            81,000    PT Bank Danamon, fgn...............................................................          76,302
    ID           371,000    PT Bank PDFCI, fgn. ...............................................................         345,555
    ID         2,259,000    PT Barito Pacific Timber, fgn. ....................................................       1,386,770
    ID           150,000    PT BBL Dharmala Finance, fgn. .....................................................         184,166
    ID           997,500    aPT Charoen Pokphand Indonesia, fgn................................................       1,103,289
    ID           449,000    PT Dharmala Intiland, fgn..........................................................         665,326
    ID         2,085,000    PT Gadjah Tunggal, fgn.............................................................         904,795
    ID          201,000     PT Gajah Surya Multi Finance, fgn..................................................         121,264
    ID           829,600    PT Ganda Wangsa Utama, fgn.........................................................         298,544
    ID           104,000    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................          75,953
    ID            12,000    PT Inter-Pacific Bank, fgn.........................................................           8,510
    ID           880,000    PT Jakarta International Hotel & Development, fgn..................................         633,362
    ID           337,500    PT Japfa Comfeed Indonesia, fgn. ..................................................         214,331
    ID         441,750      PT Multibreeder Adirama, fgn.......................................................         163,646
    ID           376,630    PT Pabrik Kertas Tjiwi Kimia, fgn..................................................         374,717
    ID           766,900    PT Panasia Indosyntec, fgn.........................................................         186,692
    ID           350,000    PT Polysindo Eka Perkasa, fgn......................................................         200,042
    ID         1,310,400    PT Pudjiadi Prestige, Ltd., fgn....................................................         471,566
    ID           621,500    PT Sinar Mas Agro Resources & Technology Corp., fgn................................         440,733
    ID         3,099,250    PT Sinar Mas Multi Artha, fgn......................................................       2,591,456
    ID           349,000    PT Sumalindo Lestari Jaya, fgn.....................................................         258,573
    ID           658,320    PT Summarecon Agung, fgn. .........................................................         222,970
    ID           430,000    PT Tambang Timah (Persero), fgn....................................................         782,811
    ID           292,000    PT Ultra Jaya Milk, fgn............................................................         135,986
    ID            68,200    PT Unggul Indah Corp., fgn.........................................................          69,297
    ID           583,000    PT United Tractors, fgn............................................................       1,221,782
                                                                                                                   ------------
                                                                                                                     14,175,829
                                                                                                                   ------------
                            Israel  1.5%
    IL            34,730    Agis Industries, Ltd...............................................................         254,357
    IL           569,083    Bank Hapoalim BM...................................................................         901,636
    IL           280,327    Clal Industries, Ltd...............................................................       1,340,198
    IL            16,748    Discount Investment Corp...........................................................       1,073,995
    IL             4,732    First International Bank of Israel.................................................         545,955
    IL              265a    Koor Industries, Ltd...............................................................          23,090
                                                                                                                   ------------
                                                                                                                      4,139,231
                                                                                                                   ------------
                            Malaysia  3.0%
    MY          628,000a    Aokam Perdana, Bhd.................................................................         743,504
    MY           418,000    Berjaya Singer, Bhd................................................................         628,945
    MY            89,000    Berjaya Singer, Bhd., fgn..........................................................         133,914
    MY           154,000    Boustead Holdings, Bhd., fgn.......................................................         344,526
    MY            50,000    Federal Flour Mills, Bhd. .........................................................         124,728
    MY           152,000    Hong Leong Industries, Bhd.........................................................         517,600
    MY           91,200a    Hong Leong Industries, Bhd., new...................................................         308,755
    MY           38,000a    Hong Leong Industries, Bhd., warrants, fgn.........................................           9,028
                            Malaysia (cont.)
    MY            44,000    Island & Peninsula, Bhd., fgn......................................................       $ 147,218
    MY           179,000    Leader Universal Holdings, Bhd.....................................................         375,648
    MY           282,666    Malaysian International Shipping Corp., Bhd., fgn..................................         839,436
    MY           529,000    MBF Capital, Bhd...................................................................         858,800
    MY           237,500    Perlis Plantations, Bhd., fgn......................................................         738,220
    MY           796,000    Renong, Bhd........................................................................       1,412,029
    MY           16,750a    Renong, Bhd., warrants.............................................................           8,224
    MY            26,800    Renong, 4%, conv., 9/9/01..........................................................          11,248
    MY           732,000    Shangri-La Hotels (Malaysia), Bhd..................................................         689,828
    MY           123,000    Shangri La Hotels (Malaysia), Bhd., fgn............................................         115,914
                                                                                                                   ------------
                                                                                                                      8,007,565
                                                                                                                   ------------
                            Mexico  10.7%
    MX         1,524,000    Cementos Mexicanos, SA de CV (Cemex), Class B......................................       5,943,445
    MX        3,341,085a    Cifra, SA, Class C ................................................................       4,074,494
    US            38,400    Coca Cola Femsa, SA de CV, ADR.....................................................       1,108,800
    MX           181,938    Cydea, SA de CV....................................................................         327,035
    MX          110,034a    DESC, SA, Class B..................................................................         601,050
    MX            2,292a    DESC, SA, Class C..................................................................          12,505
    MX           250,000    Fomento Economico Mexicano, SA de CV, Class B......................................         857,470
    MX            13,429    Grupo Carso, SA de CV..............................................................          70,796
    MX          899,000a    Grupo Financiero Banamex Accival, SA, Class B......................................       1,898,041
    MX          894,137a    Grupo Financiero Banamex Accival, SA, Class L......................................       1,760,559
    MX        5,650,000a    Grupo Financiero Bancomer, SA de CV, Class B.......................................       2,260,861
    MX          941,259a    Grupo Financiero Bancomer, SA de CV, Class L.......................................         316,862
    MX        1,882,816a    Grupo Financiero Serfin, SA, Class B...............................................         648,175
    MX            97,000    Telmex-Telefonos de Mexico, SA, Class L............................................         159,942
    US           228,200    Telmex-Telefonos de Mexico, SA, Class L, ADR.......................................       7,530,600
    MX           905,849    Vitro, SA .........................................................................       1,645,534
                                                                                                                   ------------
                                                                                                                     29,216,169
                                                                                                                   ------------
                            Philippines  0.2%
    PH          600,000a    Keppel Philippine Holdings, Inc., Class B..........................................          66,160
    PH        2,198,000a    Philex Minning Corp., Class B .....................................................         250,722
    PH           20,000a    Philippine National Bank ..........................................................         237,643
    PH           435,000    RFM Corp. .........................................................................          74,430
                                                                                                                   ------------
                                                                                                                        628,955
                                                                                                                   ------------
                            Poland  0.9%
    PL            64,955    Bank Gdanski, SA...................................................................         844,954
    PL           69,000a    Bank Inicjatyw Gospodarczch, SA, Class G...........................................          96,254
    PL            13,638    Bank Przemyslowo-Handlowy, SA......................................................         879,902
    PL             9,000    Elektrim Towarzystwo Handlowe, SA..................................................          81,607
    PL            18,000    Mostostal Export, SA...............................................................          42,687
    PL            17,410    Polifarb Ceiszyu, SA...............................................................          96,540
    PL           10,000a    Raciborska Fabryka Kotlow, SA......................................................          56,846
    PL            10,000    Warta, SA..........................................................................         162,168
    PL             1,242    Wielkopolski Bank Kredytowy, SA....................................................           8,403
    PL            11,072    Zaklady Cementowo Wapiennicze Gorazdze Chorula.....................................         276,086
                                                                                                                   ------------
                                                                                                                      2,545,447
                                                                                                                   ------------

                            Portugal  4.3%
    PT           386,194    Banco Comercial Portugues, SA......................................................     $ 5,093,626
    PT           162,680    Banco Espirito Santo e Comercial de Lisboa.........................................       2,862,245
    PT            63,454    Banco Totta & Acores, SA...........................................................       1,196,643
    PT           13,774a    BPI Socieda de Gestora de Participacoes Socias ....................................         162,570
    PT            36,248    BPI Socieda de Gestora de Participacoes Socias, SA.................................         451,201
    US            99,840    Espirito Santo Financial Holding, SA, ADR..........................................       1,322,880
    PT            75,000    Portucel Industrial Empresa Product de Celulose, SA................................         435,343
    PT             3,000    Portugal Telecom, SA...............................................................          85,521
    PT            7,010a    Sociedade Portuguesa de Celulose, SA...............................................         187,174
                                                                                                                   ------------
                                                                                                                     11,797,203
                                                                                                                   ------------
                            Singapore  3.1%
    SG           246,000    Acer Computer International, Ltd...................................................         423,120
    SG           22,000a    Acer Computer International, Ltd., warrants........................................          10,340
    SG           184,000    Acma, Ltd., fgn....................................................................         397,113
    SG           46,000a    Acma, Ltd., fgn., warrants.........................................................          29,422
    SG            18,000    British American Tobacco, Ltd......................................................          77,181
    SG           109,000    First Capital Corp., Ltd...........................................................         328,722
    SG           238,000    First Capital Corp., Ltd., fgn.....................................................         717,759
    SG            72,000    GP Batteries International, Ltd. ..................................................         239,040
    SG           18,000a    GP Batteries International, Ltd., warrants.........................................          22,860
    SG         1,172,000    Hai Sun Hup Group, Ltd.............................................................         862,688
    SG           167,000    Hinds Hotels International, Ltd....................................................         213,628
    SG           191,000    Hinds Hotels International, Ltd., fgn..............................................         244,329
    SG           100,000    Hour Glass, Ltd. ..................................................................          72,894
    SG           241,000    Inchcape, Bhd., fgn................................................................         837,033
    SG           107,500    Isetan (Singapore), Ltd., fgn......................................................         232,393
    SG           194,000    Jurong Shipyard, fgn...............................................................         977,417
    SG            78,000    Natsteel, Ltd. ....................................................................         177,260
    SG           476,000    Natsteel, Ltd., fgn................................................................       1,081,741
    SG          177,000a    Osprey Maritime, Ltd...............................................................         269,428
    SG           142,000    Sembawang Corp., Ltd...............................................................         750,947
    SG           148,000    WBL Corp., Ltd.....................................................................         346,916
                                                                                                                   ------------
                                                                                                                      8,312,231
                                                                                                                   ------------
                            Slovak Republic  0.2%
    SS             3,600    Nafta Gbely, AS....................................................................         179,649
    SS            19,010    Slovnaft, AS.......................................................................         462,754
                                                                                                                   ------------
                                                                                                                        642,403
                                                                                                                   ------------
                            South Africa  3.3%
    ZA            10,685    Anglo American Industrial Corp., Ltd...............................................         387,113
    ZA            21,497    Anglo American Platinum Corp., Ltd.................................................         127,507
    ZA            13,000    Anglovaal Industried, Ltd..........................................................          58,769
    ZA              715a    Anglovaal Industries, Ltd., rights.................................................              55
    ZA           538,000    BTR Dunlop, Ltd....................................................................         583,595
    ZA         1,127,300    Del Monte Royal Foods, Ltd.........................................................       1,132,480
    ZA           319,029    Engen, Ltd.........................................................................       1,704,759
    ZA            33,600    First National Bank Holdings, Ltd..................................................         164,463
    ZA            10,000    Kersaf Investments, Ltd............................................................          91,643
    ZA            32,100    Malbak, Ltd........................................................................         140,654
    ZA           40,000a    McCarthy Retail, Ltd...............................................................         102,597
    ZA            24,000    McCarthy Retail, zero, conv., 9/30/03 .............................................          56,428
                            South Africa (cont.)
    ZA           107,000    Palabora Mining Co., Ltd...........................................................     $ 1,749,599
    ZA            10,234    Potgietersrust Platinums, Ltd......................................................          50,311
    ZA          311,500a    Rainbow Chicken, Ltd...............................................................          58,591
    ZA           118,070    Rembrandt Group, Ltd...............................................................       1,053,633
    ZA             7,800    Reunert, Ltd.......................................................................          25,842
    ZA            58,318    Sappi, Ltd.........................................................................         523,534
    ZA             3,000    South African Breweries, Ltd.......................................................          75,986
    ZA           876,201    South African Iron & Steel Industrial Corp., Ltd...................................         625,523
    ZA           430,685    Sun International, Ltd.............................................................         345,211
                                                                                                                   ------------
                                                                                                                      9,058,293
                                                                                                                   ------------
                            South Korea  2.4%
    KR            12,000    Asia Cement Co., Ltd...............................................................         301,065
    KR            50,000    Boram Bank Co., Ltd................................................................         414,201
    KR            5,430a    Boram Bank Co., Ltd., new..........................................................          42,091
    KR             1,050    BYC Co., Ltd.......................................................................         111,834
    KR            27,375    Central Banking Corp...............................................................         421,154
    KR             5,677    Dae Duck Electronics Co., Ltd......................................................         274,780
    KR            58,682    Daegu Bank Co., Ltd................................................................         700,705
    KR               510    Daehan Synthetic Fiber Co., Ltd. ..................................................          44,361
    KR            21,000    Dongkuk Steel Mill Co., Ltd........................................................         415,030
    KR             1,000    Hae In Corp., Ltd..................................................................          44,734
    US           28,902a    Hana Bank, GDR.....................................................................         437,287
    KR             3,950    Hankook Cosmetics Co., Ltd.........................................................          88,817
    KR            44,390    Korea First Bank...................................................................         224,839
    KR            54,000    Korea Kumho Petrochemical..........................................................         447,337
    KR            25,810    Kyong Nam Bank.....................................................................         283,146
    KR             1,000    Moon Bae Steel Co., Ltd............................................................          23,077
    KR            75,000    Ssangyong Oil Refining Co., Ltd....................................................       1,642,012
    KR            41,447    Tong Yang Merchant Bank............................................................         465,972
                                                                                                                   ------------
                                                                                                                      6,382,442
                                                                                                                   ------------
                            Sri Lanka
    LK            36,000    Associated Motorways, Ltd. ........................................................          17,134
    LK             8,000    John Keells Holdings, Ltd..........................................................          27,675
                                                                                                                   ------------
                                                                                                                         44,809
                                                                                                                   ------------
                            Taiwan
    ZU           62,000a    United Microelectronics Corp.......................................................          87,927
                                                                                                                   ------------
                            Thailand  2.2%
    TH            30,800    American Standard Sanitaryware (THB) Public Co., Ltd., fgn.........................         408,329
    TH             3,900    Ayudhya Insurance Public Co., Ltd..................................................          30,110
    TH            43,600    Ayudhya Insurance Public Co., Ltd., fgn............................................         336,614
    TH            15,000    Bangkok Bank Public Co., Ltd.......................................................         111,713
    TH             4,900    Bangkok Insurance, fgn.............................................................          69,547
    TH             3,300    Bangkok Land Public Co., Ltd.......................................................           1,383
    TH           580,500    Bangkok Land Public Co., Ltd., fgn.................................................         645,101
    TH           138,000    Charoen Pokphand Feedmill Public Co., Ltd..........................................         430,476
    TH           253,000    Chareon Pokphand Feedmill Public Co., Ltd., fgn....................................         917,453
    TH            16,000    Hua Thai Manufacturing Public Co., Ltd.............................................          42,424
    TH           124,650    Karat Sanitaryware Public Co., Ltd., fgn...........................................         145,205
    TH            50,700    Kian Gwan Public Co., Ltd., fgn....................................................         137,396
                            Thailand (cont.)
    TH           13,000a    Land and House Public Co., Ltd.....................................................        $ 88,201
    TH            53,000    Regional Container Lines Public Co., Ltd., fgn.....................................         512,517
    TH          313,500a    Royal Ceramic Industry Public Co., Ltd., fgn.......................................         226,146
    TH            80,700    Saha Pathanapibul Public Co., Ltd., fgn............................................         188,801
    TH           168,600    Saha Union Public Co., Ltd.........................................................         144,631
    TH           390,000    Saha Union Public Co., Ltd., fgn...................................................         349,762
    TH            42,600    Sanyo Universal Electric Public Co., Ltd...........................................         134,547
    TH             5,200    Sanyo Universal Electric Public Co., Ltd., fgn.....................................          16,424
    TH             2,900    Siam Cement Co., Ltd.(The), fgn....................................................          90,915
    TH           150,000    Siam City Bank Public Co., Ltd., fgn...............................................         140,373
    TH            8,000a    Siam Commercial Bank, Ltd., loc. ..................................................          52,406
    TH            23,200    Sino-Thai Engineering & Construction Public Co.....................................          60,610
    TH            87,100    Sino-Thai Engineering & Construction Public Co., fgn...............................         227,548
    TH           116,410    Thai Asahi Glass Public Co., Ltd...................................................         130,499
    TH            18,000    Thai Farmers Bank Public Co., Ltd..................................................          87,733
    TH            43,000    Thai Rayon Public Co., Ltd.........................................................         163,476
    TH             2,300    Thai Rayon Public Co., Ltd., fgn...................................................          12,556
    TH            26,400    Thai Wacoal Public Co., Ltd., fgn..................................................         116,580
    TH             8,450    Thai Wah Public Co., Ltd., fgn.....................................................           5,107
    TH             4,500    United Motor Works (Siam) Public Co., Ltd..........................................          15,002
                                                                                                                   ------------
                                                                                                                      6,039,585
                                                                                                                   ------------
                            Turkey  5.3%
    TR        37,837,500    Akbank.............................................................................       5,146,179
    TR        1,704,000a    Alarko Sanayii ve Ticaret, SA......................................................         235,685
    TR        2,075,000a    Alcatel Teletas Endustri Tic, AS...................................................         147,326
    TR         4,688,000    Anadolu Anonim Turk Sigorta Sirketi................................................         207,491
    TR         4,324,971    Arcelik, AS .......................................................................         438,678
    TR           312,000    Bagfas.............................................................................          70,484
    TR         4,348,086    Beko Elektronik, AS................................................................         410,953
    TR         1,580,000    Borusan, AS........................................................................          99,069
    TR         3,223,070    Cimentas Izmir Cimento Fabrikasi Turk, AS..........................................         341,773
    TR         1,515,000    Cimsa Cimento Sanayi ve Ticaret, AS................................................         139,696
    TR           201,000    Erciyas Biracilik..................................................................          21,777
    TR        17,375,000    Eregli Demir ve Celik Fabrikalari, AS .............................................       2,082,757
    TR         1,970,571    Izocam Ticaret ve Sanayii, AS......................................................         130,826
    TR         4,291,666    Koc Holding, AS....................................................................         751,882
    TR         3,446,800    Koc Yatirim ve Sanayii Mamullesi Pazarlanca, AS....................................         659,485
    TR         1,620,528    Marshall Boya ve Vernik Sanayii, AS................................................         124,024
    TR         1,958,000    Netas Northern Electric Telekomunic Asyon, AS......................................         442,333
    TR           699,200    Otosan Otomobil Sanayii, AS .......................................................         283,677
    TR           280,000    Petkim Petrokimya Holding, AS......................................................         112,310
    TR         1,907,865    Tat Konserve Sanayii, AS...........................................................         285,872
    TR       15,009,350a    Tofas Turk Otomobil Fabrikasi, AS..................................................         588,195
    TR         2,584,450    Trakya Cam Sanayii, AS.............................................................         131,069
    TR         4,169,996    Turk Demir Dokum...................................................................         376,818
    TR        23,861,400    Turkiye Garanti Bankasi, AS .......................................................       1,078,108
    TR         2,141,344    Vakif Finansal Kiralama, AS .......................................................          82,929
                                                                                                                   ------------
                                                                                                                     14,389,396
                                                                                                                   ------------

                            Venezuela  2.5%
    VE           256,080    Ceramica Carabobo CA, Class A......................................................       $ 279,601
    US           154,000    Ceramica Carabobo CA, Class A, ADR.................................................         168,145
    VE         2,765,696    Consolidada Carabobo, Class B......................................................         112,658
    VE         1,198,018    Electricidad de Caracas............................................................       1,214,986
    VE            60,000    Industrias Ventane.................................................................          40,063
    VE           10,000a    Manufacturera de Aparatos Domesticos, SA...........................................          11,045
    US           387,000    Mavesa, SA, ADR....................................................................       2,591,349
    VE            50,000    Siderurgica Venezolana Sivensa Saica Svs...........................................          37,585
    US           241,650    Siderurgica Venezolana Sivensa Saica Svs., ADR.....................................         908,238
    US           22,878b    Siderurgica Venezolana Sivensa SAICA Svs., ADR, Class B, new.......................          78,661
    VE           361,600    Vencemos de Cementos, SA...........................................................         987,034
    VE           110,240    Venezolana de Cementos-Vencemos #2.................................................         293,970
                                                                                                                   ------------
                                                                                                                      6,723,335
                                                                                                                   ------------
                            Zimbabwe  0.2%
    ZW            14,000    Delta Corp.........................................................................          49,057
    ZW            25,000    Ta Holdings........................................................................           4,034
    ZW           587,000    Transarchipel Shipping, Ltd.- TSL..................................................         378,902
    ZW             2,646    Zimbabwe Sun, Ltd..................................................................             988
                                                                                                                   ------------
                                                                                                                        432,981
                                                                                                                   ------------
                                  Total Common Stocks, Rights and Warrants (Cost $205,898,556).................     224,400,671
                                                                                                                   ------------
                            Preferred Stocks  7.5%
                            Brazil  7.4%
    BR      110,000,000a    Banco do Brazil, SA, pfd...........................................................         952,748
    BR      264,298,700a    Banespa-Banco do Estado de Sao Paulo, SA, pfd......................................       1,271,767
    BR         4,496,000    Brasmotor, SA, pfd.................................................................       1,248,288
    BR         2,975,700    Copene-Petroquimica do Nordeste, SA, Class A, pfd..................................       1,145,491
    BR        50,115,800    Duratex, SA, pfd...................................................................       1,880,970
    BR        11,529,000    Eletrobras-Centrais Eletricas Brasileiras, SA, Class B, pfd........................       4,282,739
    BR         1,484,200    Itausa-Investimentos Itau, SA, pfd.................................................       1,114,114
    BR          362,700a    Mannesmann, SA, pfd................................................................          52,358
    BR        46,537,000    Petrobras-Petroleo Brasileiro, SA, pfd.............................................       7,412,062
    BR        30,878,000    Unibanco-Uniao de Bancos Brasileiros, SA, pfd......................................       1,007,376
                                                                                                                   ------------
                                                                                                                     20,367,913
                                                                                                                   ------------
                            South Africa  0.1%
    ZA          747,600a    Rainbow Chicken Ltd., conv., pfd...................................................         153,403
                                                                                                                   ------------
                                  Total Preferred Stocks (Cost $19,127,504)....................................      20,521,316
                                                                                                                   ------------
                                  Total Long Term Investments (Cost $225,026,060)..............................     244,921,987
                                                                                                                   ------------
                Face
               Amount
                            Short Term Investments  10.1%
    US       $27,804,000    U S Treasury Bills, with maturities through 3/27/97 (Cost $27,567,030).............      27,569,514
                                                                                                                   ------------
                                      Total Investments  100.1% (Cost $252,593,090) ...........................     272,491,501
                                      Liabilities in Excess of Other Assets  (0.1%) ...........................        (393,080)
                                                                                                                   ------------
                                      Net Assets  100.0% ......................................................    $272,098,421
                                                                                                                   ============


                            At December 31, 1996, the net unrealized
                             depreciation based on the cost of investments for
                             income tax purposes of $252,696,690 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost .......................................    $ 46,909,792
                              Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value .......................................     (27,114,981)
                                                                                                                   ------------
                              Net unrealized appreciation .....................................................    $ 19,794,811
                                                                                                                   ============

CURRENCY LEGEND:
AR   - Argentina
BR   - Brazil
CN   - China
CS   - Czech Republic
GR   - Greece
HK   - Hong Kong
ID   - Indonesia
IL   - Israel
IN   - India
KR   - South Korea
LK   - Sri Lanka
MX   - Mexico
MY   - Malaysia
PH   - Philippines
PL   - Poland
PT   - Portugal
SG   - Singapore
SS   - Slovak Republic
TH   - Thailand
TR   - Turkey
US   - United States
VE   - Venezuela
ZA   - South Africa
ZU   - Taiwan
ZW   - Zimbabwe

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*       Rights        Templeton Global Growth Fund                                                            (Note 1)
                             Common Stocks & Rights  85.1%

                             Argentina  2.2%
    AR           681,655     Inversiones y Representacion.......................................................    $ 2,188,506
    US            1,400b     Inversiones y Representacion, GDR..................................................         44,625
    US            50,000     Telecom Argentina Stet France, SA, ADR.............................................      2,018,750
    US           386,900     Transportadora de Gas del Sur, SA, Class B, ADR....................................      4,739,525
    US           155,000     YPF Sociedad Anonima, ADR..........................................................      3,913,750
                                                                                                                   ------------
                                                                                                                     12,905,156
                                                                                                                   ------------
                             Australia  3.2%
    AU         1,070,707     Coles Myer, Ltd., Class A..........................................................      4,408,443
    AU         2,129,730     HIH Winterthur International Holdings, Ltd.........................................      5,332,366
    AU            34,179     Pacific BBA, Ltd...................................................................        120,350
    AU         2,149,000     Pacific Dunlop, Ltd. ..............................................................      5,466,020
    AU           712,750     RGC, Ltd...........................................................................      3,166,897
                                                                                                                   ------------
                                                                                                                     18,494,076
                                                                                                                   ------------
                             Austria  1.6%
    AT            30,000     Boehler Uddeholm, AG...............................................................      2,146,715
    AT            35,400     Evn Energie-Versorgung Niederoesterreich, AG.......................................      5,327,732
    AT            13,000     VA Technologies, AG, Bearer certificate............................................      2,039,934
                                                                                                                   ------------
                                                                                                                      9,514,381
                                                                                                                   ------------
                             Bermuda  2.3%
    US            80,000     Ace, Ltd...........................................................................      4,810,000
    US           255,000     Partnerre, Ltd.....................................................................      8,670,000
                                                                                                                   ------------
                                                                                                                     13,480,000
                                                                                                                   ------------
                             Brazil  0.6%
    BR       129,100,000     Companhia Siderurgica Nacional.....................................................      3,665,143
                                                                                                                   ------------
                             Canada  0.9%
    CA           119,700     Intrawest Corp.....................................................................      2,141,324
    CA            74,000a    Newbridge Networks Corp............................................................      2,090,500
    CA           195,000     Primex Forest Products, Ltd. ......................................................      1,124,822
                                                                                                                   ------------
                                                                                                                      5,356,646
                                                                                                                   ------------
                             China  1.0%
    CN        23,000,000     Shanghai Hai Xing Shipping Co., Class H............................................      2,676,320
    CN        13,356,000     Yizheng Chemical Fibre Co., Ltd., Class H..........................................      3,246,400
                                                                                                                   ------------
                                                                                                                      5,922,720
                                                                                                                   ------------
                             Czech Republic  1.0%
    US           171,000b    Komercni Banka, AS, GDR............................................................      4,688,820
    CZ             9,000a    SPT Telecom, AS....................................................................      1,120,615
                                                                                                                   ------------
                                                                                                                      5,809,435
                                                                                                                   ------------
                             Denmark  1.0%
    DK           110,200     Tele Danmark, AS, Class B..........................................................      6,081,678
                                                                                                                   ------------
                             Ecuador  0.2%
    US               400b    La Cemento Nacional CA, GDR........................................................         91,600
    US             3,600b    La Cemento Nacional CA, GDR........................................................        824,400
                                                                                                                   ------------
                                                                                                                        916,000
                                                                                                                   ------------
                             Finland  2.4%
    FI           145,000a    Enso OY, Class R...................................................................      1,175,761
    FI           270,000     Metsa Serla OY, Class B............................................................      2,025,000
    FI           130,000     Nokia, AB, Class A.................................................................      7,545,652
                             Finland (cont.)
    FI            65,000     Outokumpu OY, Class A .............................................................    $ 1,109,239
    FI            88,000a    UPM-Kymmene Corp. .................................................................      1,846,087
                                                                                                                   ------------
                                                                                                                     13,701,739
                                                                                                                   ------------
                             France  6.7%
    FR            30,490     Alcatel Alsthom, SA ...............................................................      2,450,961
    FR           157,102     AXA, SA ...........................................................................      9,998,777
    FR           126,500     Banque Nationale de Paris .........................................................      4,898,978
    FR            23,792     Compagnie Generale D' Industrie Et de Participati .................................      6,566,317
    US           112,708     Pechiney, SA, ADR .................................................................      2,254,160
    FR            83,000     Pechiney, SA, Class A .............................................................      3,480,077
    FR             5,388a    Sa des Galeries Lafayette .........................................................      1,918,273
    FR            41,972     Societe Elf Aquitane, SA ..........................................................      3,823,216
    FR            32,029     Union du Credit Bail Immobilier Unibail ...........................................      3,187,457
                                                                                                                   ------------
                                                                                                                     38,578,216
                                                                                                                   ------------
                             Germany  0.4%
    DD             6,300     Volkswagen, AG ....................................................................      2,616,640
                                                                                                                   ------------
                             Greece  0.5%
    GR            36,266     Alpha Credit Bank .................................................................      2,307,876
    US             5,867     Alpha Credit Bank, ADR.............................................................        373,340
                                                                                                                   ------------
                                                                                                                      2,681,216
                                                                                                                   ------------
                             Hong Kong  4.3%
    HK           800,000     Cheung Kong Holdings, Ltd. ........................................................      7,110,996
    HK         1,608,500     Hongkong Electric Holdings, Ltd. ..................................................      5,344,683
    HK           278,149     HSBC Holdings, Plc. ...............................................................      5,951,730
    HK           800,000     Jardine Strategic Holdings, Ltd. ..................................................      2,896,000
    HK         3,600,000     Shun Tak Holdings .................................................................      2,397,052
    HK           150,000     Swire Pacific, Ltd., Class A ......................................................      1,430,280
    HK            75,000     Swire Pacific, Ltd., Class B ......................................................        113,453
                                                                                                                   ------------
                                                                                                                     25,244,194
                                                                                                                   ------------
                             Hungary  0.6%
    US           256,358b    MOL Magyar Olay - Es Gazipari RT, GDS .............................................      3,204,475
                                                                                                                   ------------
                             India  0.3%
    GB           720,000a    India Fund, (The), Class B ........................................................      1,060,746
    US            37,000b    Larsen and Toubro, Ltd., GDR ......................................................        539,275
                                                                                                                   ------------
                                                                                                                      1,600,021
                                                                                                                   ------------
                             Indonesia  0.3%
    ID           305,700a    Asia Pacific Resources International, Class A .....................................      1,719,563
                                                                                                                   ------------
                             Italy  1.6%
    IT           896,800     Banca Fideuram, SPA ...............................................................      1,971,067
    IT         1,745,200     Fiat, SpA .........................................................................      5,262,077
    IT           962,290     Telecom Italia, SPA, di Risp ......................................................      1,913,789
                                                                                                                   ------------
                                                                                                                      9,146,933
                                                                                                                   ------------
                             Japan  2.0%
    JP           230,000     Daito Trust Construction Co., Ltd. ................................................      2,561,955
    JP           603,500     Hitachi, Ltd. .....................................................................      5,628,011
    JP           200,000     Matsushita Electric Industrial Co., Ltd. ..........................................      3,263,967
                                                                                                                   ------------
                                                                                                                     11,453,933
                                                                                                                   ------------
                             Mexico  1.7%
    MX           176,000     Alfa, SA de CV, Class A ...........................................................      $ 812,703
    US           901,000a    Alfa, SA de CV, Class A, ADR ......................................................      4,160,487
    MX         1,900,000a    Cifra, SA, Class B ................................................................      2,317,073
    US            86,400     Telefonos de Mexico, SA, Class L, ADR .............................................      2,851,200
                                                                                                                   ------------
                                                                                                                     10,141,463
                                                                                                                   ------------
                             Netherlands  1.5%
    NL            56,500     European Vinyls Corp., International, NV ..........................................      1,793,339
    NL           105,188     Ing Groep, NV .....................................................................      3,789,571
    NL            50,000     Koninklijke Frans Maas Groep, NV ..................................................      2,056,183
    NL            40,000     Koninklijke Nedlloyd, NV ..........................................................      1,098,175
                                                                                                                   ------------
                                                                                                                      8,737,268
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ           583,873     Fisher & Paykel, Ltd. .............................................................      2,290,864
                                                                                                                   ------------
                             Norway  0.5%
    NO           180,600     Helikopter Services Group, ASA ....................................................      2,350,235
    NO            45,000a    Nycomed, AS, Class B ..............................................................        691,439
                                                                                                                   ------------
                                                                                                                      3,041,674
                                                                                                                   ------------
                             Philippines  0.9%
    PH        19,923,321     Metro Pacific Corp., MDI ..........................................................      4,924,015
                                                                                                                   ------------
                             South Africa  0.5%
    ZA           200,000     Rustenburg Platinum Holdings, Ltd. ................................................      2,735,920
                                                                                                                   ------------
                             South Korea  1.1%
    KR             5,961a    Byuck San Corp., rights ...........................................................          2,822
    KR            17,000     Byucksan Development Co., Ltd. ....................................................        205,207
    KR            11,227     Keumkang Co., Ltd. ................................................................        511,526
    KR           100,000     Pacific Chemical Co., Ltd. ........................................................      1,976,331
    KR            19,560     Pohang Iron & Steel Co., Ltd. .....................................................      1,213,791
    KR           123,920     Shinhan Bank Co., Ltd. ............................................................      1,983,728
    KR             1,000     Tae Kwang Industrial Co., Ltd. ....................................................        331,953
                                                                                                                   ------------
                                                                                                                      6,225,358
                                                                                                                   ------------
                             Spain  2.9%
    ES             4,400     Banco Popular Espanol, SA .........................................................        864,240
    ES            75,000     Banco Santander, SA ...............................................................      4,800,693
    ES            63,900     Cristaleria Espanola, SA ..........................................................      5,020,451
    ES           450,000     Iberdrola, SA .....................................................................      6,377,816
                                                                                                                   ------------
                                                                                                                     17,063,200
                                                                                                                   ------------
                             Sweden  4.1%
    SE            35,000     Asea, AB, Class A .................................................................      3,951,700
    SE           192,100     Assidomaen, AB ....................................................................      5,351,877
    SE           722,500     Munksjo, AB .......................................................................      7,309,911
    SE            12,400b    Nordbanken, AB ....................................................................        375,463
    SE           190,000     Skandia Foersaekrings, AB, free ...................................................      5,376,951
    SE            68,000     Volvo, AB, Class B ................................................................      1,500,620
                                                                                                                   ------------
                                                                                                                     23,866,522
                                                                                                                   ------------

                             Switzerland  3.0%
    CH             2,200     Kuoni Reisen Holding, AG, Class B .................................................    $ 5,341,801
    CH             4,160a    Novartis, AG ......................................................................      4,764,494
    CH             3,000     Societe Generale de Surveillance Holdings, Ltd., bearer certificate ...............      7,373,926
                                                                                                                   ------------
                                                                                                                     17,480,221
                                                                                                                   ------------
                             Thailand
    TH            26,800a    MDX Public Co., Ltd. ..............................................................         20,639
                                                                                                                   ------------
                             United Kingdom  6.3%
    GB           121,606     BICC ..............................................................................      1,397,983
    US           655,100a,b  British Energy, Ltd., ADR .........................................................      1,649,702
    GB         1,376,200     British Gas, Plc. .................................................................      5,292,714
    GB         1,074,500     British Telecommunications, Plc. ..................................................      7,261,628
    GB         1,180,000     BTR, Plc. .........................................................................      5,740,912
    GB           135,000     BTR, Plc., Class A ................................................................        620,221
    GB         1,455,000a    Cordiant, Plc. ....................................................................      2,567,324
    GB         1,396,100     Dawson International, Plc. ........................................................      1,375,197
    GB           466,666     Lex Service, Plc. .................................................................      2,542,224
    GB           256,000     London Pacific Group, Ltd. ........................................................        918,765
    GB           249,000     McBride, Plc. .....................................................................        580,121
    GB           320,554     National Power, Plc. ..............................................................      2,685,286
    GB           225,493     Safeway, Plc. .....................................................................      1,560,612
    GB           275,300     W.H. Smith Group ..................................................................      2,025,582
                                                                                                                   ------------
                                                                                                                     36,218,271
                                                                                                                   ------------
                             United States  29.1%
    US            85,000     A T & T Corp. .....................................................................      3,697,500
    US            97,400     A.G. Edwards, Inc. ................................................................      3,275,075
    US           294,000     Archer Daniels Midland Co. ........................................................      6,468,000
    US           339,000a    Banner Aerospace, Inc. ............................................................      2,923,875
    US           230,000a    Bay Networks, Inc. ................................................................      4,801,250
    US            27,000     Citicorp ..........................................................................      2,781,000
    US           169,500     Dayton-Hudson Corp. ...............................................................      6,652,875
    US           109,300     Dean Witter Discover & Co. ........................................................      7,241,125
    US            84,800a    DSC Communications Corp. ..........................................................      1,515,800
    US            58,500     Entergy Corp. .....................................................................      1,623,375
    US           156,000     Federal National Mortgage Association .............................................      5,811,000
    US            90,000     Ford Motor Co. ....................................................................      2,868,750
    US           136,500a    Fruit of the Loom, Inc., Class A ..................................................      5,169,938
    US            89,000     General Growth Properties .........................................................      2,870,250
    US            60,000     General Motors Corp. ..............................................................      3,345,000
    US            66,000     General Motors Corp., Class H .....................................................      3,712,500
    US            34,000     Georgia-Pacific Corp. .............................................................      2,448,000
    US            70,000     Goodyear Tire & Rubber Co. ........................................................      3,596,250
    US           269,000     Highwood Properties, Inc., REIT ...................................................      9,078,750
    US            34,700     Horizon Group Inc. ................................................................        689,663
    US            52,800     Houghton Mifflin Co. ..............................................................      2,989,800
    US           250,000a    Humana, Inc. ......................................................................      4,781,250
    US            14,600     IBP, Inc. .........................................................................        354,050
    US            35,200     International Business Machines Corp. .............................................      5,315,200
    US            48,900a    Landstar System, Inc. .............................................................      1,136,925
    US            97,902     Limited, Inc. .....................................................................      1,798,949
    US            27,547     Lucent Technologies Inc. ..........................................................      1,274,049
                             United States (cont.)
    US            42,000     Merrill Lynch & Co., Inc. .........................................................    $ 3,423,000
    US           100,000     Motorola, Inc. ....................................................................      6,137,500
    US            32,000     National Health Investors, Inc. ...................................................      1,212,000
    US           157,000a    OMI Corp. .........................................................................      1,373,750
    US            50,000     Owens Corning .....................................................................      2,131,250
    US            70,000     PECO Energy Co. ...................................................................      1,767,500
    US           151,700     Pharmacia & Upjohn ................................................................      6,011,113
    US           150,000a    Pinnacle Systems Inc. .............................................................      1,575,000
    US           150,000     Post Properties Inc. ..............................................................      6,037,500
    US            24,000     Reliastar Financial Corp. .........................................................      1,386,000
    US            80,000     Rouse Co. .........................................................................      2,540,000
    US           130,000a    Syms Corp. ........................................................................      1,105,000
    US           120,000     Torchmark Corp. ...................................................................      6,060,000
    US           127,467     Travelers, Inc. ...................................................................      5,783,800
    US           172,200     U.S. West Communications Group ....................................................      5,553,450
    US           114,200     UNUM Corp. ........................................................................      8,250,950
    US            81,000     Valero Energy Corp. ...............................................................      2,318,625
    US           115,000     Weeks Corp. .......................................................................      3,823,750
    US           240,000     Wheelabrator Technologies, Inc. ...................................................      3,900,000
                                                                                                                   ------------
                                                                                                                    168,610,387
                                                                                                                   ------------
                                   Total Common Stocks & Rights (cost $409,794,932).............................    493,447,967
                                                                                                                   ------------
                             Preferred Stocks  4.4%
                             Australia  0.8%
    AU         1,093,400     News Corp. Ltd. ...................................................................      4,866,895
                                                                                                                   ------------
                             Brazil  2.3%
    BR       258,441,822     Banco Bradesco, SA, pfd. ..........................................................      1,872,839
    BR       151,938,238     Cemig-Cia Energetica de Minas Gerais, pfd..........................................      5,176,223
    BR         1,952,000     Coteminas Cia Tecidos Norte de Minas, pfd. ........................................        622,946
    US            75,000     Telebras-Telecomunicacoes Brasileiras, SA, pfd., ADR ..............................      5,737,500
                                                                                                                   ------------
                                                                                                                     13,409,508
                                                                                                                   ------------
                             Greece  0.4%
    GR           374,380     Michaniki, SA, pfd. ...............................................................      2,481,096
                                                                                                                   ------------
                             Italy  0.8%
    IT         2,203,300     Concessioni e Costruzioni Autostrade, SpA, Class B, pfd. ..........................      4,331,025
                                                                                                                   ------------
                             Mexico  0.1%
    US             6,500     Nacional Financiera, SA, 11.25%, 5/15/98, cvt. pfd. ...............................        221,000
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $20,478,167) ...................................     25,309,524
                                                                                                                   ------------
                                   Total Common Stocks, Rights & Preferred Stocks (Cost $430,273,099) ..........    518,757,491
                                                                                                                   ------------
                Face
               Amount
                             Convertible Bonds  1.3%
                             Italy  0.8%
    US       $ 4,950,000     Government of Italy, cvt., 5.00%, 6/28/01 .........................................      4,888,125
                                                                                                                   ------------
                             Mexico  0.2%
    US         1,210,000     Empresas ICA Sociedad Controladora, SA, cvt., 5.00%, 3/15/04 ......................        840,950
                                                                                                                   ------------
                             Switzerland  0.1%
    US           365,000     C.S. Holding Finance BV, cvt., 4.875%, 11/19/02 ...................................        573,050
                                                                                                                   ------------
                             Thailand  0.2%
    US       $ 3,602,000     MDX Public Co., Ltd., cvt., 4.75%, 9/17/03 ........................................    $ 1,386,770
                                                                                                                   ------------
                                   Total Convertible Bonds (Cost $7,798,236) ...................................      7,688,895
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $438,071,335) .............................    526,446,386
                                                                                                                   ------------
                       h     Receivables from Repurchase Agreements 10.7%
              44,353,000     Aubrey G. Lanston & Co., 6.75%, 01/02/97, (Maturity Value $45,728,142)
                              (Cost $61,988,000)
                              Collateral: U.S. Treasury Notes, 6.875%, 7/31/99 .................................     45,711,000
              16,075,000     Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $16,283,104)
                              Collateral: U.S. Treasury Notes, 6.25%, 7/31/98 ..................................     16,277,000
                                                                                                                   ------------
                                    Total Receivables From Repurchase Agreements ...............................     61,988,000
                                                                                                                   ------------
                                       Total Investments (Cost $500,059,335)  101.5% ...........................    588,434,386
                                       Liabilities in Excess of Other Assets  (1.5%) ...........................     (8,556,999)
                                                                                                                   ------------
                                       Net Assets  100.0%.......................................................   $579,877,387
                                                                                                                   ============

                             At December 31, 1996, the net unrealized
                              appreciation based on the cost of investments for
                              income tax purposes of $500,072,682 was as
                              follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................   $110,740,401
                               Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value .......................................    (22,378,697)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................   $ 88,361,704
                                                                                                                   ============

COUNTRY LEGEND:
AR     - Argentina
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CN     - China
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece
HK     - Hong Kong
ID     - Indonesia
IN     - India

IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherland
NO     - Norway
NZ     - New Zealand
PH     - Philippines
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa

PORTFOLIO ABBREVIATION:
REIT   - Real Estate Investment Trust

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
Country*       Shares        Templeton Global Asset Allocation Fund                                                   (Note 1)
                             Common Stocks  55.5%

                             Argentina  0.3%
    US             2,000     Telecom Argentina Stet France, SA, ADR ............................................       $ 80,750
    US             6,900     Transportadora de Gas del Sur, SA, Class B, ADR ...................................         84,525
                                                                                                                   ------------
                                                                                                                        165,275
                                                                                                                   ------------
                             Australia  1.2%
    AU            60,707     Coles Myer, Ltd., Class A .........................................................        249,950
    AU            95,654     HIH Winterthur International Holdings, Ltd. .......................................        239,496
    AU            42,439     Pacific BBA, Ltd. .................................................................        149,435
    AU             2,550     Pacific Dunlop, Ltd. ..............................................................          6,486
    AU            10,182     RGC, Ltd. .........................................................................         45,241
                                                                                                                   ------------
                                                                                                                        690,608
                                                                                                                   ------------
                             Austria  0.9%
    AT            1,060b     Boehler Uddeholm, AG ..............................................................         75,851
    AT             3,000     Evn Energie-Versorgung Niederoesterreich, AG ......................................        451,503
                                                                                                                   ------------
                                                                                                                        527,354
                                                                                                                   ------------
                             Bermuda  1.9%
    US             8,400     Ace, Ltd. .........................................................................        505,050
    US            17,500     Partnerre, Ltd. ...................................................................        595,000
                                                                                                                   ------------
                                                                                                                      1,100,050
                                                                                                                   ------------
                             Brazil  2.0%
    US             7,500     Cia Energetica de Minas Gerais, ADR ...............................................        255,510
    BR        16,300,000     Companhia Siderurgica Nacional ....................................................        462,756
    US             7,700     Companhia Siderurgica Nacional, ADR ...............................................        218,603
    US            12,600     Lojas Americanas, SA, ADR .........................................................        166,125
                                                                                                                   ------------
                                                                                                                      1,102,994
                                                                                                                   ------------
                             Canada  1.1%
    CA            20,200     Hudsons Bay Co. ...................................................................        337,761
    CA            15,200     Intrawest Corp. ...................................................................        271,914
                                                                                                                   ------------
                                                                                                                        609,675
                                                                                                                   ------------
                             Chile  0.2%
    US             4,800     Madeco Manufacturera de Cobre, SA, ADR ............................................        116,400
                                                                                                                   ------------
                             China  0.7%
    HK           286,000     Shanghai Pechemical Co., Ltd., Class H ............................................         86,896
    HK         1,332,000     Yizheng Chemical Fibre Co., Ltd., Class H .........................................        323,765
                                                                                                                   ------------
                                                                                                                        410,661
                                                                                                                   ------------
                             Colombia  0.1%
    US             5,000a,b  Cementos Paz del Rio, SA, ADR .....................................................         63,750
                                                                                                                   ------------
                             Czech Republic  0.4%
    CZ             2,000a    SPT Telecom, AS ...................................................................        249,026
                                                                                                                   ------------
                             Denmark  0.4%
    DK             4,000     Tele Danmark, AS, Class B .........................................................        220,751
                                                                                                                   ------------
                             Ecuador  0.7%
    US               400     La Cemento Nacional CA, GDR .......................................................         91,600
    US             1,400b    La Cemento Nacional CA, GDR .......................................................        320,600
                                                                                                                   ------------
                                                                                                                        412,200
                                                                                                                   ------------
                             Egypt  0.9%
    EG            31,299a    Suez Cement Co. ...................................................................        507,367
                                                                                                                   ------------
                             Finland  0.9%
    FI            10,000a    Enso OY, Class R ..................................................................       $ 81,087
    FI             3,750     Metsa Serla OY, Class B ...........................................................         28,125
    FI             5,000     Nokia, AB, Class A ................................................................        290,217
    FI             4,200a    UPM-Kymmene Corp. .................................................................         88,109
                                                                                                                   ------------
                                                                                                                        487,538
                                                                                                                   ------------
                             France  4.0%
    FR            12,331     AXA, SA ...........................................................................        784,808
    FR             9,000     Banque Nationale de Paris .........................................................        348,544
    FR             7,418     Regie Nationale des Usines Renault, SA ............................................        159,519
    FR             9,700     Rhone-Poulenc, SA, Class A ........................................................        330,941
    FR             1,805     Societe Elf Aquitane, SA ..........................................................        164,417
    FR             2,556     Total, SA, Class B ................................................................        208,029
    FR             2,500     Union du Credit Bail Immobilier Unibail ...........................................        248,795
                                                                                                                   ------------
                                                                                                                      2,245,053
                                                                                                                   ------------
                             Germany  0.3%
    DD               360     Volkswagen, AG ....................................................................        149,522
                                                                                                                   ------------
                             Greece  0.3%
    GR             3,066     Alpha Credit Bank .................................................................        195,112
                                                                                                                   ------------
                             Hong Kong  2.2%
    HK            32,000     Cheung Kong Holdings, Ltd. ........................................................        284,440
    HK           111,000     Grand Hotel Holdings, Ltd. ........................................................         46,642
    HK         1,114,960     Hon Kwok Land Investment Co., Ltd. ................................................        432,462
    HK             7,963     Peregrine Investments Holdings, Ltd. ..............................................         13,641
    HK           244,000     Shun Tak Holdings .................................................................        162,467
    HK           774,000     Yue Yuen Industrial (Holdings), Ltd. ..............................................        295,210
                                                                                                                   ------------
                                                                                                                      1,234,862
                                                                                                                   ------------
                             Hungary  0.3%
    US            12,107b    MOL Magyar Olay - Es Gazipari, RT, GDS ............................................        151,337
                                                                                                                   ------------
                             Indonesia  0.5%
    US            19,300a    Asia Pacific Resources International, Class A .....................................        108,562
    ID             1,000     PT Bank Bali, fgn. ................................................................          2,498
    ID           154,000     PT Lippo Bank, fgn. ...............................................................        149,958
                                                                                                                   ------------
                                                                                                                        261,018
                                                                                                                   ------------
                             Irish Republic  0.7%
    GB            42,733     Bank of Ireland ...................................................................        390,552
                                                                                                                   ------------
                             Italy  0.4%
    IT            74,700     Banca Fideuram, SpA ...............................................................        164,182
    IT            10,000     STET (Sta Finanziaria Telefonica Torino), SpA .....................................         45,468
                                                                                                                   ------------
                                                                                                                        209,650
                                                                                                                   ------------
                             Japan  0.8%
    JP            12,000     Daito Trust Construction Co., Ltd. ................................................        133,667
    JP             5,000     Matsushita Electric Industrial Co., Ltd. ..........................................         81,599
    JP             3,500     Nintendo Co., Ltd. ................................................................        249,331
                                                                                                                   ------------
                                                                                                                        464,597
                                                                                                                   ------------
                             Mexico  1.4%
    MX            26,800     Alfa, SA de CV, Class A ...........................................................        123,753
    MX            58,000a,b  Alfa, SA de CV, Class A ...........................................................        267,823
                             Mexico (cont.)
    MX            96,200a    Cifra, SA, Class B ................................................................      $ 117,317
    US             3,000a    Empresas ICA Sociedad Controladora, SA, ADR .......................................         43,875
    US             6,709     Telmex-Telefonos de Mexico, SA, Class L, ADR ......................................        221,397
                                                                                                                   ------------
                                                                                                                        774,165
                                                                                                                   ------------
                             Netherlands  0.5%
    NL             5,097     Ing Groep, NV .....................................................................        183,628
    NL             2,900     Philips Electronics, NV ...........................................................        117,579
                                                                                                                   ------------
                                                                                                                        301,207
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ            51,300     Ceramico Corp., Ltd. ..............................................................         48,960
    US             9,000a    Tranz Rail Holdings, Ltd., ADR ....................................................        159,187
                                                                                                                   ------------
                                                                                                                        208,147
                                                                                                                   ------------
                             Norway  0.5%
    NO            14,800     Elkem, AS .........................................................................        243,650
    NO             1,700     Hafslund, ASA, Class B ............................................................         11,648
    NO             1,700a    Nycomed, ASA, Class B .............................................................         26,121
                                                                                                                   ------------
                                                                                                                        281,419
                                                                                                                   ------------
                             Russia  0.5%
    US            10,000b    Mosenergo, ADR ....................................................................        308,000
                                                                                                                   ------------
                             South Africa
    ZA               400     Rustenburg Platinum Holdings, Ltd. ................................................          5,472
                                                                                                                   ------------
                             South Korea  0.4%
    KR             9,000     Korea Long Term Credit Bank .......................................................        158,557
    KR               940     Pohang Iron & Steel Co., Ltd. .....................................................         58,331
                                                                                                                   ------------
                                                                                                                        216,888
                                                                                                                   ------------
                             Spain  0.9%
    ES             9,500     Dragados y Construcciones, SA .....................................................        146,351
    ES            20,500     Iberdrola, SA .....................................................................        290,545
    ES             1,750     Telefonica de Espana, SA ..........................................................         40,641
                                                                                                                   ------------
                                                                                                                        477,537
                                                                                                                   ------------
                             Sweden  2.7%
    SE             2,300     Electrolux, AB, Class B ...........................................................        133,551
    SE               165a    Fastighets Naeckebro, AB, Class A .................................................          2,831
    SE             5,000     Marieberg Tidnings, AB, Class A ...................................................        122,437
    SE             9,575     Mo Och Domsjoe, AB, Class B .......................................................        269,566
    SE            18,000b    Nordbanken, AB.....................................................................        545,027
    SE            13,800     Skandia Foersaekrings, AB .........................................................        390,536
    SE             1,650     Svenska Handelsbanken, Class A ....................................................         47,420
                                                                                                                   ------------
                                                                                                                      1,511,368
                                                                                                                   ------------
                             Switzerland  1.6%
    CH             4,085     CS Holding ........................................................................        419,640
    CH                70     Kuoni Reisen Holding, AG, Class B .................................................        169,966
    CH               115     Societe Generale de Surveillance Holdings, Ltd. ...................................        282,667
                                                                                                                   ------------
                                                                                                                        872,273
                                                                                                                   ------------
                             Thailand  0.2%
    TH            30,000     Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................        108,789
                                                                                                                   ------------
                             United Kingdom  4.4%
    GB            66,780     British Energy, Ltd. ..............................................................      $ 168,168
    US            47,700a,b  British Energy, Ltd., ADR .........................................................        120,120
    GB            40,000     British Gas, Plc. .................................................................        153,836
    GB            65,000     British Telecommunications, Plc. ..................................................        439,279
    GB            23,400     BTR, Plc. .........................................................................        113,845
    GB            45,000a    Cordiant, Plc. ....................................................................         79,402
    GB            13,500     Dawson International, Plc. ........................................................         13,298
    GB            76,100     Invesco, Plc. .....................................................................        338,300
    GB            21,666     Lex Service, Plc. .................................................................        118,028
    GB           118,414     Railtrack Group, Plc. .............................................................        786,059
    US             7,000     Sea Containers, Ltd., Class A .....................................................        109,375
    GB             2,200     W.H. Smith Group ..................................................................         16,187
                                                                                                                   ------------
                                                                                                                      2,455,897
                                                                                                                   ------------
                             United States  20.8%
    US             7,000     AT&T Corp. ........................................................................        304,500
    US             1,100     A.G. Edwards, Inc. ................................................................         36,987
    US             2,860     AK Steel Holding Corp., REIT ......................................................        113,327
    US            16,800     Archer Daniels Midland Co. ........................................................        369,600
    US            33,026a    Bay Networks, Inc. ................................................................        689,418
    US             5,900     Beacon Properties Corp. ...........................................................        216,087
    US             6,800     Carramerica Realty Corp. ..........................................................        198,900
    US             2,400     Citicorp ..........................................................................        247,200
    US             5,000     Crescent Real Estate Equities Co., REIT ...........................................        263,750
    US            11,100     Dayton-Hudson Corp. ...............................................................        435,675
    US            10,000     Dean Witter Discover & Co. ........................................................        662,500
    US            15,200     Entergy Corp. .....................................................................        421,800
    US            12,450a    Fruit of the Loom, Inc., Class A ..................................................        471,544
    US             2,700     General Motors Corp. ..............................................................        150,525
    US             3,100     General Motors Corp., Class H .....................................................        174,375
    US             2,500     Georgia-Pacific Corp. .............................................................        180,000
    US             3,600     Goodyear Tire & Rubber Co. ........................................................        184,950
    US            12,200a    Healthsource, Inc. ................................................................        160,125
    US            16,600     Highwoods Properties, Inc., REIT ..................................................        560,250
    US            12,000     Horizon Group, Inc. ...............................................................        238,500
    US             9,500     Houghton Mifflin Co. ..............................................................        537,938
    US            18,200a    Humana, Inc. ......................................................................        348,075
    US             3,500     International Business Machines Corp. .............................................        528,500
    US           13,000a     Landstar System, Inc. .............................................................        302,250
    US             2,268     Lucent Technologies, Inc. .........................................................        104,895
    US             2,000     Merrill Lynch & Co., Inc. .........................................................        163,000
    US             5,300     Motorola, Inc. ....................................................................        325,287
    US             8,000     Oregon Steel Mills, Inc. ..........................................................        134,000
    US             1,800     PECO Energy Co. ...................................................................         45,450
    US             5,200a    Pinnacle Systems, Inc. ............................................................         54,600
    US             7,600     Post Properties, Inc., REIT .......................................................        305,900
    US            12,000     Presidential Life Corp. ...........................................................        144,750
    US            13,500     Rouse Co. .........................................................................        428,625
    US            15,000     Summit Properties, Inc., REIT .....................................................        331,875
    US            17,500     Sun Co., Inc. .....................................................................        426,563
    US             1,400     Texas Utilties Co. ................................................................         57,050
    US             7,000     Torchmark Corp. ...................................................................        353,500
                             United States (cont.)
    US             4,000     UNUM Corp. ........................................................................      $ 289,000
    US             1,000     U.S. West Communications Group ....................................................         32,250
    US             2,400     Valero Energy Corp. ...............................................................         68,700
    US             7,100     Walbro Corp. ......................................................................        129,575
    US             7,500     Weeks Corp. .......................................................................        249,375
    US            17,000     Wheelabrator Technologies, Inc. ...................................................        276,250
                                                                                                                   ------------
                                                                                                                     11,717,421
                                                                                                                   ------------
                                   Total Common Stocks (Cost $26,378,839) ......................................     31,203,935
                                                                                                                   ------------
                             Preferred Stocks  1.5%
                             Argentina  1.2%
    US             4,700     Cia de Inversiones en Telecomunicaciones, SA, pfd. cvt. ...........................        246,750
    US             7,800b    Cia Inversiones Telecomunicaciones, SA, pfd., cvt. ................................        409,500
                                                                                                                   ------------
                                                                                                                        656,250
                                                                                                                   ------------
                             Greece  0.3%
    GR            29,990     Michaniki, SA, pfd. ...............................................................        198,750
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $921,813).......................................        855,000
                                                                                                                   ------------
                                   Total Common Stocks and Preferred Stocks (Cost $27,300,652)..................     32,058,935
                                                                                                                   ------------
               Face
              Amount
                             Bonds  28.1%
                             Argentina  1.4%
    US         $ 100,000     Bridas Corp., Yankee, 12.50%, 11/18/99 ............................................        107,750
    US           100,000b    Industrias Metalurgicas Pescarmona,11.75%, 03/27/98 ...............................        103,000
    US           100,000     Republic of Argentina, 6.375%, FRN, 03/31/23 ......................................         77,125
    US           160,000     Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 .............................        102,000
    US           200,000     Republic of Argentina, 11.00%, 10/09/06 ...........................................        211,000
    US           200,000     Republic of Argentina, 9.25%, 02/23/01 ............................................        202,000
                                                                                                                   ------------
                                                                                                                        802,875
                                                                                                                   ------------
                             Australia  2.1%
    AU         1,240,000     Government of Australia, 10.00%, 10/15/02 .........................................      1,118,454
    AU             7,971     HIH Winterthur International Holdings, Ltd., 8.00%, 11/02/01 ......................         33,706
                                                                                                                   ------------
                                                                                                                      1,152,160
                                                                                                                   ------------
                             Brazil  1.3%
    US           150,000b    Centrais Electricas Brasileiras, SA, 10.00%, 10/30/98 .............................        156,000
    US           100,000     Government of Brazil, 5.00%, 04/15/24 .............................................         63,000
    US           250,000     Government of Brazil, 6.50%, 04/15/24 .............................................        192,969
    US           430,000     Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ......................        327,069
                                                                                                                   ------------
                                                                                                                        739,038
                                                                                                                   ------------
                             Canada  0.8%
    CA           480,000     Government of Canada, 10.25%, 02/01/04 ............................................        433,404
                                                                                                                   ------------
                             Denmark  1.2%
    DK           235,000     Government of Denmark, 8.00%, 05/15/03 ............................................         44,203
    DK         1,320,000     Kingdom of Denmark, 8.00%, 11/15/01 ...............................................        248,803
    DK         2,000,000     Kingdom of Denmark, 9.00%, 11/15/00 ...............................................        386,993
                                                                                                                   ------------
                                                                                                                        679,999
                                                                                                                   ------------
                             Ecuador  0.5%
    US           400,000     Republic of Ecuador, disc, FRN, 6.50%, 02/28/25 ...................................        276,000
                                                                                                                   ------------
                             Germany  0.4%
    DD         $ 100,000     Deutsche Bundespost, 7.75%, 10/01/04 ..............................................       $ 72,993
    DD            65,000     Federal Republic of Germany, 6.50%, 07/15/03 ......................................         44,928
    DD            80,000     Federal Republic of Germany, Bundes, 8.25%, 09/20/01 ..............................         59,533
    DD            85,000     Federal Republic of Germany, Bundesobl, 6.625%, 01/20/98 ..........................         57,160
                                                                                                                   ------------
                                                                                                                        234,614
                                                                                                                   ------------
                             Indonesia  0.2%
    US            87,000     PT Polysindo International Finance Co., Series B, 11.375%, 06/15/06 ...............         93,851
                                                                                                                   ------------
                             Irish Republic  0.1%
    IR            35,000     Republic of Ireland, 6.25%, 10/18/04 ..............................................         58,549
                                                                                                                   ------------
                             Italy  3.4%
    IT       490,000,000     Buoni Poliennali del Tes, 10.50%, 09/1/05..........................................        386,247
    IT       640,000,000     Buoni Poliennali del Tes, 10.50%, 11/01/00 ........................................        476,369
    US           490,000     Government of Italy, 5.00%, 06/28/01, cvt..........................................        483,875
    IT       780,000,000     Government of Italy, 10.50%, 07/15/00 .............................................        576,459
                                                                                                                   ------------
                                                                                                                      1,922,950
                                                                                                                   ------------
                             Mexico  2.5%
    US           130,000     Bancomer, SA, 8.00%, 07/07/98 .....................................................        130,162
    US           200,000b    Cemex, SA, 10.75%, 07/15/00 .......................................................        211,750
    US         1,000,000     United Mexican States, 11.375%, 09/15/16 ..........................................      1,053,750
                                                                                                                   ------------
                                                                                                                      1,395,662
                                                                                                                   ------------
                             Netherlands  0.6%
    NL           500,000     Netherlands Govt., 7.00%, 03/15/99, 1 & 2..........................................        309,875
                                                                                                                   ------------
                             New Zealand  1.0%
    NZ           690,000     Government of New Zealand, 10.00%, 03/15/02 .......................................        548,081
                                                                                                                   ------------
                             Philippines  0.5%
    US           270,000     Phillipine Long Distance Telephone Co., 9.25%, 06/30/06 ...........................        288,900
                                                                                                                   ------------
                             Poland  0.7%
    US           400,000b    Poland Communications Inc., 9.875%, 11/01/03 ......................................        397,500
                                                                                                                   ------------
                             Spain  1.1%
    ES        55,020,000     Government of Spain, 12.25%, 03/25/00 .............................................        502,374
    ES        13,580,000     Spain Govt., 10.15%, 01/31/06 .....................................................        123,996
                                                                                                                   ------------
                                                                                                                        626,370
                                                                                                                   ------------
                             Sweden  1.2%
    SE           500,000     Government of Sweden, 6.00%, 02/09/05 .............................................         71,050
    SE         1,900,000     Kingdom of Sweden, 10.25%, 05/05/03 ...............................................        339,932
    SE        19,020,000     Kingdom of Sweden, 11.30%, 01/15/02 ...............................................        177,080
    SE           300,000     Sweden Kingdom, 13.00%, 06/15/01 ..................................................         56,381
                                                                                                                   ------------
                                                                                                                        644,443
                                                                                                                   ------------
                             Trinidad and Tobago  0.3%
    US           170,000b    Sei Holdings IX Inc., 11.00%, 11/30/00 ............................................        182,750
                                                                                                                   ------------
                             United Kingdom  1.8%
    GB           235,000     United Kingdom, 8.00%, 12/07/00 ...................................................        413,647
    GB            80,000     United Kingdom, stk., 10.00%, 09/08/03 ............................................        155,463
    GB           235,000     United Kingdom, stk., 10.50%, 05/19/99 ............................................        432,770
                                                                                                                   ------------
                                                                                                                      1,001,880
                                                                                                                   ------------
                             United States  5.7%
    US         $ 405,000     U.S. Treasury Bonds, 6.375%, 08/15/02 .............................................      $ 407,785
    US           380,000     U.S. Treasury Notes, 7.875%, 11/15/99 .............................................        398,288
    US           380,000     U.S. Treasury Notes, 8.50%, 02/15/00 ..............................................        405,888
    US         1,000,000     U.S. Treasury Notes, 6.125%, 07/31/00 .............................................      1,000,313
    US         1,010,000     U.S. Treasury Notes, 6.25%, 08/31/00 ..............................................      1,014,104
                                                                                                                   ------------
                                                                                                                      3,226,378
                                                                                                                   ------------
                             Venezuela  1.4%
    US           250,000     Republic of Venezuela, 6.75%, 03/31/20, Par Bond, Series B.........................        191,250
    US           500,000     Republic of Venezuela, Series A, 6.75%, 03/31/20 ..................................        382,500
    US           250,000     Venezuela DCB, 6.50%, FRN, 12/18/07 ...............................................        220,312
                                                                                                                   ------------
                                                                                                                        794,062
                                                                                                                   ------------
                                   Total Bonds (Cost $15,552,515)...............................................     15,809,341
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $42,853,167)...............................     47,868,276
                                                                                                                   ------------
                       h     Receivables From Repurchase Agreements  13.9%
    US         7,830,000     Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,840,939) (Cost $7,838,000)
                              Collateral: U.S. Treasury Notes, 6.75%, 05/15/97 .................................      7,838,000
                                                                                                                   ------------
                                       Total Investments (Cost $50,691,167)  99.0%..............................     55,706,276
                                       Other Assets and Liabilities, Net  1.0%..................................        567,850
                                                                                                                   ------------
                                       Net Assets  100.0% ......................................................    $56,274,126
                                                                                                                   ============

                             At December 31, 1996, the unrealized appreciation
                              based on the cost of investments for income tax
                              purposes of $50,691,167 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................    $ 5,912,883
                               Aggregate gross unrealized depreciation for all investments which
                              there was an excess of tax cost over value .......................................       (897,774)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................    $ 5,015,109
                                                                                                                   ============

COUNTRY LEGEND:
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
EG     - Egypt
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece

HK     - Hong Kong
ID     - Indonesia
IR     - Irish Republic
IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherlands
NO     - Norway
NZ     - New Zealand
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
REIT   - Real Estate Investment Trust
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Small Cap Fund                                                                                      (Note 1)
                 Common Stocks  91.0%

                 Commercial Services  1.5%
      46,150a    Labor Ready, Inc. ............................................................................       $ 623,025
      72,200     Norrell Corp. ................................................................................       1,967,450
                                                                                                                   ------------
                                                                                                                      2,590,475
                                                                                                                   ------------
                 Consumer Products Durables  4.6%
      56,650a    Belmont Homes, Inc. ..........................................................................         545,256
      80,000a    Cannondale Corp. .............................................................................       1,800,000
     106,250     Clayton Homes, Inc. ..........................................................................       1,434,375
      79,500a    Galoob Toys, Inc. ............................................................................       1,113,000
      75,000a    K2, Inc. .....................................................................................       2,062,500
      21,700a    RockShox, Inc. ...............................................................................         314,650
      49,500a    Southern Energy Homes, Inc. ..................................................................         569,250
                                                                                                                   ------------
                                                                                                                      7,839,031
                                                                                                                   ------------
                 Consumer Products Non-Durables  3.8%
       3,200a    Consolidated Cigar Holdings, Inc. ............................................................          79,200
      79,000a    Designer Holdings, Ltd. ......................................................................       1,273,875
     100,000a    Donna Karan International, Inc. ..............................................................       1,412,500
      26,000a    Scholastic Corp. .............................................................................       1,748,500
      41,000a    Tommy Hilfiger Corp. .........................................................................       1,968,000
                                                                                                                   ------------
                                                                                                                      6,482,075
                                                                                                                   ------------
                 Consumer Services  2.9%
      95,000a    CapStar Hotel Co. ............................................................................       1,864,375
     105,000a    Prime Hospitality Corp. ......................................................................       1,693,125
      45,900a    Starbucks Corp. ..............................................................................       1,313,888
      10,100a    Veterinary Centers of America, Inc. ..........................................................         111,100
                                                                                                                   ------------
                                                                                                                      4,982,488
                                                                                                                   ------------
                 Electronic Technology  8.4%
      61,300a    Komag, Inc. ..................................................................................       1,662,763
      35,000a    Lexmark International Group, Inc., Class A ...................................................         966,875
      51,400     Logicon, Inc. ................................................................................       1,876,100
      54,000a    Natural Microsystems Corp. ...................................................................       1,701,000
      42,000a    Newbridge Networks Corp. .....................................................................       1,186,500
      55,000a    Quantum Corp. ................................................................................       1,574,375
     183,000a    Spectralink Corp. ............................................................................         480,375
      98,300a    Tekelec.......................................................................................       1,548,225
      90,000a    Tracor, Inc. .................................................................................       1,912,500
      25,000a    Verilink Corp. ...............................................................................         831,250
     150,000a    Visioneer, Inc. ..............................................................................         675,000
                                                                                                                   ------------
                                                                                                                     14,414,963
                                                                                                                   ------------
                 Energy & Minerals  6.1%
     140,000a,d  Abacan Resource Corp. (Canada)................................................................       1,216,250
      49,000a    Barrett Resources Corp. ......................................................................       2,088,625
     146,400a    Cairn Energy USA, Inc. .......................................................................       1,464,000
      53,000     Devon Energy Corp. ...........................................................................       1,841,750
      32,000a    Input/Output, Inc. ...........................................................................         592,000
       7,900a    National-Oilwell, Inc. .......................................................................         242,925
      40,700a    Parallel Petroleum Corp. .....................................................................         190,781
      74,000a    Titan Exploration, Inc. ......................................................................         888,000
      81,600a    Varco International, Inc. ....................................................................       1,887,000
                                                                                                                   ------------
                                                                                                                     10,411,331
                                                                                                                   ------------
                 Financial Services  7.5%
      64,800a    AmeriCredit Corp. ............................................................................     $ 1,328,400
      46,300     Chartwell Re Corp. ...........................................................................       1,238,525
       6,100a    Delta Financial Corp. ........................................................................         109,800
      65,000a    EVEREN Capital Corp. .........................................................................       1,454,375
      19,400     Executive Risk Inc. ..........................................................................         717,800
      80,000     IPC Holdings Ltd. ............................................................................       1,790,000
     125,000a    Risk Capital Holdings, Inc. ..................................................................       2,421,875
      56,600d    Scor, SA (France).............................................................................       1,992,189
      56,200a    Silicon Valley Bancshares.....................................................................       1,812,450
                                                                                                                   ------------
                                                                                                                     12,865,414
                                                                                                                   ------------
                 Health Care Services  6.7%
      38,600a    Access Health, Inc. ..........................................................................       1,727,350
      95,000a    Amisys Managed Care Systems...................................................................       1,615,000
     153,900a    Capstone Pharmacy Services, Inc. .............................................................       1,750,613
      31,000a    Health Systems International, Inc., Class A ..................................................         767,250
      41,100a    Medic Computer Systems, Inc. .................................................................       1,656,844
     219,000a    Transition Systems, Inc. .....................................................................       3,093,375
      90,000a    U.S. Diagnostic Labs, Inc. ...................................................................         832,500
                                                                                                                   ------------
                                                                                                                     11,442,932
                                                                                                                   ------------
                 Health Technology  5.3%
      70,900a,k  DepoTech Corp. ...............................................................................       1,160,988
      12,400a    Heartport, Inc. ..............................................................................         283,650
      80,000     Mentor Corp. .................................................................................       2,360,000
     210,000a    Neurobiological Technologies, Inc. ...........................................................         787,500
      70,600a    Noven Pharmaceuticals, Inc. ..................................................................         988,400
     245,000a    OrthoLogic Corp. .............................................................................       1,378,125
      50,700a    Penederm, Inc. ...............................................................................         627,413
      26,400a    Pharmacopeia, Inc. ...........................................................................         511,500
      24,300a    Serologicals Corp. ...........................................................................         859,613
                                                                                                                   ------------
                                                                                                                      8,957,189
                                                                                                                   ------------
                 Industrial Services  1.0%
      22,400a    American Buildings Co. .......................................................................         534,800
      25,600     Butler Manufacturing Co. .....................................................................       1,036,800
       6,600a    Waters Corp. .................................................................................         200,475
                                                                                                                   ------------
                                                                                                                      1,772,075
                                                                                                                   ------------
                 Non-Energy Minerals  1.1%
      57,400a    Century Aluminum Co. .........................................................................         990,150
      47,900a    Steel Dynamics, Inc. .........................................................................         916,088
                                                                                                                   ------------
                                                                                                                      1,906,238
                                                                                                                   ------------
                 Producer Manufacturing  4.4%
      60,200     Easco, Inc. ..................................................................................         459,025
     106,400a    Gentex Corp. .................................................................................       2,141,300
      38,000     Pittston Brink's Group........................................................................       1,026,000
      43,700     Roper Industries, Inc. .......................................................................       1,709,763
      56,100a    UCAR International, Inc. .....................................................................       2,110,763
                                                                                                                   ------------
                                                                                                                      7,446,851
                                                                                                                   ------------

                 Real Estate Investment Trust  5.3%
      53,200a    Arden Realty Group, Inc. .....................................................................     $ 1,476,300
      45,000     Bay Apartment Communities, Inc. ..............................................................       1,620,000
      90,300     Equity Inns, Inc. ............................................................................       1,173,900
      50,000     FelCor Suite Hotels, Inc. ....................................................................       1,768,750
      27,400     Omega Healthcare Investors, Inc. .............................................................         911,050
      26,000     Storage Trust Realty..........................................................................         702,000
      98,000     Winston Hotels, Inc. .........................................................................       1,335,250
                                                                                                                   ------------
                                                                                                                      8,987,250
                                                                                                                   ------------
                 Retail  1.9%
       3,200a    Abercrobmbie & Fitch Co. .....................................................................          52,800
      75,000a    AnnTaylor Stores Corp. .......................................................................       1,312,500
      25,500a    Borders Group, Inc. ..........................................................................         914,813
     100,000a    Rent-Way, Inc. ...............................................................................         962,500
                                                                                                                   ------------
                                                                                                                      3,242,613
                                                                                                                   ------------
                 Semiconductors  10.2%
      48,000a    Adaptec, Inc. ................................................................................       1,920,000
      20,000a    Altera Corp. .................................................................................       1,453,750
      33,000a    C-Cube Microsystems, Inc. ....................................................................       1,218,938
      45,500a    Etec Systems, Inc. ...........................................................................       1,740,375
      12,700a    Exar Corp. ...................................................................................         196,850
      56,100a    Lattice Semiconductor Corp. ..................................................................       2,580,600
       55,000    Linear Technology Corp. ......................................................................       2,413,125
      87,600a    Micro Linear Corp. ...........................................................................         755,550
     110,000a    Sierra Semiconductor Corp. ...................................................................       1,650,000
      38,200a    Uniphase Corp. ...............................................................................       2,005,500
      41,000a    Xilinx, Inc. .................................................................................       1,509,313
                                                                                                                   ------------
                                                                                                                     17,444,001
                                                                                                                   ------------
                 Technology Services  11.4%
      49,800a    Affiliated Computer Services, Inc. ...........................................................       1,481,550
      25,000a    Broderbund Software, Inc. ....................................................................         743,750
      94,700a    Business Objects SA, ADR......................................................................       1,278,450
      47,200a    First USA Paymentech, Inc. ...................................................................       1,598,900
      12,400a    Forrester Research, Inc. .....................................................................         319,300
      25,700a    Fractal Design Corp. .........................................................................         269,850
      47,400a    HNC Software, Inc. ...........................................................................       1,487,175
     134,000a    Integrated Systems, Inc. .....................................................................       3,484,000
      61,000a    Mercury Interactive Corp. ....................................................................         793,000
     122,500a    Phoenix Technologies, Ltd. ...................................................................       1,975,313
      20,000a    Rainbow Technologies, Inc. ...................................................................         372,500
      28,000a    Sapient Corp. ................................................................................       1,179,500
      10,000a    SS&C Technologies, Inc. ......................................................................          63,750
      29,463a    Sterling Commerce, Inc. ......................................................................       1,038,571
      48,500a    Sterling Software, Inc. ......................................................................       1,533,813
      52,000a    Symantec Corp. ...............................................................................         754,000
      19,000a    Synopsys, Inc. ...............................................................................         878,750
       4,100a    Versatility Inc. .............................................................................          61,500
       4,900a    West TeleServices Corp. ......................................................................         111,475
      12,400a    White Pine Software, Inc. ....................................................................          89,900
                                                                                                                   ------------
                                                                                                                     19,515,047
                                                                                                                   ------------
                 Transportation  3.5%
      50,000     Air Express International Corp. ..............................................................     $ 1,612,500
      51,000a    Atlantic Coast Airlines, Inc. ................................................................         624,750
      60,000     Expeditors International of Washington, Inc. .................................................       1,380,000
      51,000     Harper Group, Inc. ...........................................................................       1,211,250
      46,000a    Landstar System, Inc. ........................................................................       1,069,500
                                                                                                                   ------------
                                                                                                                      5,898,000
                                                                                                                   ------------
                 Utilities/Communications  5.4%
      68,400a    Bell Cablemedia Plc. .........................................................................       1,060,200
      36,000a    CommNet Cellular..............................................................................       1,003,500
      64,500     HSN, Inc. ....................................................................................       1,531,875
     120,000a    ICG Communications, Inc. .....................................................................       2,115,000
      92,900a    Primus Telecommunications Group, Inc. ........................................................       1,184,475
      92,500a    Rural Cellular Corp. .........................................................................         890,313
     109,600a    Western Wireless Corp. .......................................................................       1,520,700
                                                                                                                   ------------
                                                                                                                      9,306,063
                                                                                                                   ------------
                       Total Common Stock (Cost $145,043,670)..................................................     155,504,036
                                                                                                                   ------------
    Face
   Amount
                 Convertible Corporate Bonds  0.6%
$   825,000b     US Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03 (Cost $1,062,035)...................       1,014,742
                                                                                                                   ------------
                       Total Long Term Investments (Cost $146,105,705).........................................     156,518,778
                                                                                                                   ------------
         h,i     Receivables from Repurchase Agreements  9.6%
  16,198,707     Joint Repurchase Agreements, 6.59%, 01/02/97 Maturity Value $16,483,763) (Cost $16,477,730)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,023,919)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      16,477,730
                                                                                                                   ------------
                           Total Investments (Cost $162,583,435)  101.2%.......................................     172,996,508
                           Liabilities in Excess of Other Assets  (1.2%).......................................      (2,027,538)
                                                                                                                   ------------
                           Net Assets  100%....................................................................    $170,968,970
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $162,646,140 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 19,710,416
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (9,355,635)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 10,354,781
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares       Capital Growth Fund                                                                                   (Note 1)
                Common Stocks  84.5%

                Commercial Services  2.3%
     15,000     Equifax, Inc. ..................................................................................      $ 459,375
     16,000a    Robert Half International, Inc..................................................................        550,000
                                                                                                                   ------------
                                                                                                                      1,009,375
                                                                                                                   ------------
                Consumer Products - Durables  2.5%
      7,000     Duracell International, Inc.....................................................................        489,125
     22,000     Mattel, Inc.....................................................................................        610,500
                                                                                                                   ------------
                                                                                                                      1,099,625
                                                                                                                   ------------
                Consumer Products - Non-Durables  5.9%
      5,000     Campbell Soup Co................................................................................        401,250
     35,000a    Donna Karan International, Inc..................................................................        494,375
      8,000     Hershey Foods Corp..............................................................................        350,000
     25,000     PepsiCo, Inc....................................................................................        731,250
      3,500     Proctor & Gamble Co.............................................................................        376,250
      6,000     The Coca-Cola Co................................................................................        315,750
                                                                                                                   ------------
                                                                                                                      2,668,875
                                                                                                                   ------------
                Consumer Services  3.3%
     15,000a    CUC International, Inc..........................................................................        356,250
      6,000     Disney (Walt) Co................................................................................        417,750
     33,000a    Mirage Resorts, Inc.............................................................................        713,625
                                                                                                                   ------------
                                                                                                                      1,487,625
                                                                                                                   ------------
                Electronic Technology  14.1%
      6,500a    3Com Corp.......................................................................................        476,938
      8,000a    Ascend Communications, Inc......................................................................        497,000
     10,000a    Bay Networks....................................................................................        208,750
     20,000a    Cabletron Systems, Inc..........................................................................        665,000
     14,500a    Cisco Systems, Inc..............................................................................        922,563
      4,000a    Compaq Computer Corp............................................................................        297,000
      8,000     Hewlett-Packard Co..............................................................................        402,000
     10,000a    Imation Corp....................................................................................        281,250
     10,000     Molex, Inc......................................................................................        391,250
     18,000a    Newbridge Networks Corp.........................................................................        508,500
     15,000a    Silicon Graphics, Inc...........................................................................        382,500
      6,000     United Technologies Corp........................................................................        396,000
     12,000a    U.S. Robotics Corp..............................................................................        864,000
                                                                                                                   ------------
                                                                                                                      6,292,751
                                                                                                                   ------------
                Energy & Minerals  4.3%
     15,000a    Barrett Resources Corp..........................................................................        639,375
     27,000     Enron Oil & Gas Co..............................................................................        681,750
      3,500     Royal Dutch Petroleum Co., New York Shares, ADR.................................................        597,625
                                                                                                                   ------------
                                                                                                                      1,918,750
                                                                                                                   ------------
                Financial Services  5.9%
      5,000     American International Group, Inc...............................................................        541,250
      5,000     Citicorp .......................................................................................        515,000
     13,000     Federal National Mortgage Association...........................................................        484,250
     18,000     Schwab (Charles) Corp...........................................................................        576,000
      2,000     Wells Fargo & Co................................................................................        539,500
                                                                                                                   ------------
                                                                                                                      2,656,000
                                                                                                                   ------------

                Health Care Services  2.0%
      5,500a    Oxford Health Plans, Inc........................................................................      $ 322,094
      7,000a    Pacificare Health Systems, Inc., Class B........................................................        596,750
                                                                                                                   ------------
                                                                                                                        918,844
                                                                                                                   ------------
                Health Technology  11.9%
     10,000     Abbott Laboratories.............................................................................        511,250
     12,000     Allergan, Inc...................................................................................        427,500
      7,000     American Home Products Corp.....................................................................        410,375
     10,000a    Amgen, Inc......................................................................................        543,750
     12,000     Baxter International, Inc.......................................................................        492,000
      7,000a    Boston Scientific Corp..........................................................................        420,000
     15,000     Johnson & Johnson...............................................................................        746,250
      7,000     Lilly (Eli) & Co................................................................................        511,000
     27,000     Mentor Corp.....................................................................................        796,500
      6,000     Merck & Co., Inc................................................................................        475,500
                                                                                                                   ------------
                                                                                                                      5,334,125
                                                                                                                   ------------
                Industrial Services  0.7%
      3,000     Schlumberger, Ltd...............................................................................        299,625
                                                                                                                   ------------
                Process Industries  2.9%
      6,000     Air Products and Chemicals, Inc.................................................................        414,750
     11,000     Millipore Corp..................................................................................        455,125
      7,000     Sigma-Aldrich Corp..............................................................................        437,063
                                                                                                                   ------------
                                                                                                                      1,306,938
                                                                                                                   ------------
                Producer Manufacturing  3.3%
      5,000     Emerson Electric Co.............................................................................        483,750
      6,000     Minnesota Mining & Manufacturing Co.............................................................        497,250
     15,000a    U.S. Filter Corp................................................................................        476,250
                                                                                                                   ------------
                                                                                                                      1,457,250
                                                                                                                   ------------
                Retail  1.1%
     10,000     McDonald's Corp.................................................................................        452,500
                                                                                                                   ------------
                Semiconductors  3.4%
      5,000     Intel Corp......................................................................................        654,688
     10,000     Linear Technology Corp..........................................................................        438,750
     12,000a    Xilinx, Inc.....................................................................................        441,750
                                                                                                                   ------------
                                                                                                                      1,535,188
                                                                                                                   ------------
                Software/Technology Services  14.1%
     15,000     Adobe Systems, Inc..............................................................................        560,625
     14,000     Automatic Data Processing, Inc..................................................................        600,250
     15,000a    Broderbund Software, Inc........................................................................        446,250
     17,000     Electronic Data Systems Corp. ..................................................................        735,250
     22,000     First Data Corp.................................................................................        803,000
     22,000a    Informix Corp...................................................................................        448,250
     20,000a    Intuit, Inc.....................................................................................        630,000
      2,400a    Microsoft Corp..................................................................................        198,300
     12,000a    Oracle Corp.....................................................................................        501,000
     21,000a    Sabre Group Holdings, Inc.......................................................................        585,375
     10,000a    Sterling Commerce, Inc..........................................................................        352,500

                Software/Technology Services (cont.)
     13,000a    Sterling Software, Inc..........................................................................      $ 411,124
      1,200a    West TeleServices Corp..........................................................................         27,300
                                                                                                                   ------------
                                                                                                                      6,299,224
                                                                                                                   ------------
                Transportation  2.7%
     22,000     Air Express International Corp..................................................................        709,500
     22,000     Southwest Airlines Co...........................................................................        486,750
                                                                                                                   ------------
                                                                                                                      1,196,250
                                                                                                                   ------------
                Utilities  4.1%
     12,000a    AES Corp........................................................................................        558,000
     25,000a    AirTouch Communications, Inc....................................................................        631,250
      7,000d    Deutsche Telekom (Germany) .....................................................................        147,187
     11,000     GTE Corp........................................................................................        500,500
                                                                                                                   ------------
                                                                                                                      1,836,937
                                                                                                                   ------------
                      Total Long Term Investments (Cost $35,787,432)............................................     37,769,882
                                                                                                                   ------------
    Face
   Amount
                h,iReceivables from Repurchase Agreements  17.7%
$ 7,767,535     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $7,904,293) (Cost $7,901,400)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $970,506)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities, L.L.C., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...........................      7,901,400
                                                                                                                   ------------
                          Total Investments (Cost $43,688,832)  102.2%..........................................     45,671,282
                          Liabilities in Excess of Other Assets  (2.2%).........................................     (1,004,571)
                                                                                                                   ------------
                          Net Assets  100.0% ...................................................................    $44,666,711
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $43,688,832 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................    $ 2,753,332
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................       (770,882)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................    $ 1,982,450
                                                                                                                   ============


PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

              Shares/
            Warrants &                                                                                                  Value
Country*      Rights       Templeton International Smaller Companies Fund                                             (Note 1)
                           Common Stocks & Warrants  58.5%

                           Argentina  0.8%
    US            100      Comercial Industrial Financiera Inmobiliari Agropecuaria, ADR .......................          $ 195
    US         24,300a,b   Mirgor SA, Comercial Industrial Financiera Inmobi, Class C, ADR .....................         47,385
    US          7,000      Transportadora de Gas del Sur, SA, Class B, ADR .....................................         85,750
                                                                                                                   ------------
                                                                                                                        133,330
                                                                                                                   ------------
                           Australia  0.9%
    AU          6,000      Davids, Ltd. ........................................................................          8,441
    AU         44,000      Email, Ltd. .........................................................................        145,460
                                                                                                                   ------------
                                                                                                                        153,901
                                                                                                                   ------------
                           Austria  1.5%
    AT          3,453      Boehler Uddeholm, AG ................................................................        247,087
                                                                                                                   ------------
                           Canada  0.2%
    CA          1,480      Hudson Bay Co. ......................................................................         24,747
                                                                                                                   ------------
                           China  2.3%
    CN         40,000      China International Marine Containers, Class B ......................................         46,545
    CN        179,000      Dongfang Electrical Machinery Co., Ltd., Class H ....................................         62,486
    US         92,000b     Guangdong Electric Power Development Co., Ltd., Class B .............................         81,360
    US         40,000b     Guangdong Kelon Electrical Holdings, Ltd., Class H, ADR .............................         25,858
    CN         92,000      Guangdong Kelon Electrical Holdings, Ltd., Class H ..................................         59,474
    CN        161,000      Inner Mongolia Erdos Cashmere Products, Class B .....................................        101,430
                                                                                                                   ------------
                                                                                                                        377,153
                                                                                                                   ------------
                           Denmark  2.4%
    DK          2,252      Det Danske Traelastkompagni, AS .....................................................        206,883
    DK          7,200      ISS International Service System, AS, Class B .......................................        189,506
                                                                                                                   ------------
                                                                                                                        396,389
                                                                                                                   ------------
                           Ecuador  0.9%
    US            625b     La Cemento Nacional CA, GDR .........................................................        143,125
                                                                                                                   ------------
                           France  2.1%
    FR             38      Eramet, SA ..........................................................................          1,993
    FR          1,283      Marine Wendel .......................................................................        117,784
    FR            294a     Sa des Galeries Lafayette ...........................................................        104,672
    FR          2,356      Vallourec ...........................................................................        124,957
                                                                                                                   ------------
                                                                                                                        349,406
                                                                                                                   ------------
                           Germany  0.6%
    DD          1,686      Moebel Walther, AG ..................................................................         93,149
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        904,000      Baltrans Holdings, Ltd. .............................................................        122,723
    HK        432,100      C.P. Pokphand Co., Ltd. .............................................................        168,996
    HK         79,000      Giordano International, Ltd. ........................................................         67,412
    HK        125,052      Hung Hing Printing Group, Ltd. ......................................................         45,271
    HK        153,000      Kumagai Gumi Hong Kong, Ltd. ........................................................        178,033
    HK          7,800a     Kumagai Gumi Hong Kong, Ltd., warrants ..............................................          3,328
    HK         77,000      Li & Fung, Ltd. .....................................................................         68,195
    HK         26,000      Orient Overseas International, Ltd. .................................................         16,976
    HK          1,225      Peregrine Investments Holdings, Ltd. ................................................          2,099
    HK        535,000      Sinocan Holdings, Ltd. ..............................................................        262,848
    HK         23,000      Swank International Manufacturing Co., Ltd. .........................................          3,479

                           Hong Kong (cont.)
    HK        741,000      Techtronic Industries Co., Ltd. .....................................................      $ 110,175
    HK         12,000      Wing Hang Bank ......................................................................         54,457
                                                                                                                   ------------
                                                                                                                      1,103,992
                                                                                                                   ------------
                           Hungary  0.4%
    US          5,560a,b   Tiszai Vegyi Kombinat RT, GDR .......................................................         62,828
                                                                                                                   ------------
                           Indonesia  2.3%
    ID        144,100      PT Steady Safe, fgn. ................................................................        184,548
    ID        106,000      PT Tambang Timah (Persero), fgn. ....................................................        192,972
                                                                                                                   ------------
                                                                                                                        377,520
                                                                                                                   ------------
                           Italy  1.0%
    IT          9,566      Cartiere Burgo, SPA  ................................................................         44,170
    US          3,600a,b   Esaote Biomedica, SPA, ADR ..........................................................        113,580
                                                                                                                   ------------
                                                                                                                        157,750
                                                                                                                   ------------
                           Mexico  0.6%
    MX        151,800a     Empaques Ponderosa, SA de CV, Class B ...............................................         93,911
                                                                                                                   ------------
                           Netherlands  7.0%
    NL          1,223      Crown-Van Gelder Papier, SA .........................................................        109,868
    NL          3,096      De Boer Winkelbedrijven, NV .........................................................        217,877
    NL          3,000      Gamma Holdings, NV ..................................................................        144,917
    NL            960      Hollandsche Beton Groep, NV .........................................................        199,006
    NL          3,744      Internatio-Mueller, NV ..............................................................         94,115
    NL          1,850a     Nagron Nationaal Grondbezit, NV .....................................................        180,017
    NL          4,850      Schuttersveld Holding................................................................        196,079
                                                                                                                   ------------
                                                                                                                      1,141,879
                                                                                                                   ------------
                           New Zealand  2.6%
    NZ          6,625      Fisher & Paykel, Ltd. ...............................................................         25,994
    NZ         66,054      Fletcher Challenge, Ltd., Forestry Division .........................................        110,671
    NZ         70,500      Tourism Holdings, Ltd. ..............................................................        134,568
    NZ          8,900a     Tranz Rail Holdings, Ltd., ADR ......................................................        157,419
                                                                                                                   ------------
                                                                                                                        428,652
                                                                                                                   ------------
                           Norway  2.3%
    NO         12,300      Helikopter Services Group, ASA ......................................................        160,066
    NO            600      Norske Skogindustrier, AS, Class A ..................................................         20,179
    NO          6,300      Union Bank of Norway, Primary Capital Certificate ...................................        197,060
                                                                                                                   ------------
                                                                                                                        377,305
                                                                                                                   ------------
                           South Africa  0.8%
    ZA         12,400      Impala Platinum Holdings, Ltd. ......................................................        123,907
                                                                                                                   ------------
                           Spain  6.9%
    ES          3,272      Banco de Valencia, SA ...............................................................         63,890
    ES          4,000      Banco Pastor, SA ....................................................................        256,345
    ES          1,291      Cristaleria Espanola, SA ............................................................        101,430
    ES          1,250      Cubiertas y Mzov, SA ................................................................         96,283
    ES          5,755      Dragados y Construcciones, SA .......................................................         88,658
    ES          1,500      Electricas Reunidas de Zaragoza .....................................................         60,081
    ES         34,500      Energia e Industrias Aragonesas Eia S ...............................................        191,334

                           Spain (cont.)
    ES          3,700      Gesa-Gas y Electricidad, SA .........................................................      $ 236,549
    ES          3,323      Uralita, SA .........................................................................         25,980
                                                                                                                   ------------
                                                                                                                      1,120,550
                                                                                                                   ------------
                           Sweden  5.9%
    SE          8,000      Catena, Class A .....................................................................        100,882
    SE          4,000a     Celsius, AB, Class B ................................................................         63,051
    SE          4,800a     Dahl International, AB ..............................................................        100,999
    US          6,300a,b   Dahl International, AB, ADR .........................................................        132,562
    SE          5,800      Foreningsbanken, AB, Class A ........................................................         29,171
    SE          8,060      Marieberg Tidnings, AB, Class A .....................................................        197,368
    SE         12,995      Munksjo, AB .........................................................................        131,477
    SE         18,145      Scribona, AB, Class B ...............................................................        203,537
    SE          1,200      Stena Line, AB, Class B, free .......................................................          5,367
                                                                                                                   ------------
                                                                                                                        964,414
                                                                                                                   ------------
                           Switzerland  1.2%
    CH             52      Sarna Kunststoff Holding, AG ........................................................         49,145
    CH            200      Swisslog Holding, AG ................................................................         55,136
    CH            245      Zehnder Holding, AG .................................................................         84,199
                                                                                                                   ------------
                                                                                                                        188,480
                                                                                                                   ------------
                           Thailand  0.5%
    TH          9,400a     Alphatec Electronics Public Co., Ltd., fgn. .........................................         72,206
    TH          4,800      Robinson Depart. Store Public Co., Ltd., fgn. .......................................          9,311
                                                                                                                   ------------
                                                                                                                         81,517
                                                                                                                   ------------
                           Turkey  0.1%
    US         98,875a     Tofas Turk Otomobil Fabrikasi, AS, GDR ..............................................         18,292
                                                                                                                   ------------
                           United Kingdom  8.4%
    GB         35,337      Albert Fisher Group, Plc. ...........................................................         25,425
    GB        182,524      Apv, Plc. ...........................................................................        240,764
    GB        124,400      Hazlewood Foods, Plc. ...............................................................        229,092
    GB        200,500      Howden Group, Plc. ..................................................................        266,193
    GB         45,500      Lex Service, Plc. ...................................................................        247,867
    GB         64,100      McBride, Plc. .......................................................................        149,340
    GB            500      Sea Containers Ltd., Class A ........................................................          7,813
    GB         66,700      Wace Group, Plc. ....................................................................        119,976
    GB         11,200a     Wagon Industrial Holdings, Plc. .....................................................         57,560
                                                                                                                   ------------
                                                                                                                      1,344,030
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $8,383,250) ..............................      9,503,314
                                                                                                                   ------------
                           Preferred Stocks  3.0%
                           Brazil  1.8%
    BR      5,207,000      Bombril, SA .........................................................................         85,188
    BR        842,000      Cia Brasileira de Petroleo Ipiranga, pfd. ...........................................         12,229
    BR        335,000      Coteminas Cia Tecidos Norte de Minas, pfd. ..........................................        106,909
    BR        205,000      Weg, SA, pfd. .......................................................................         96,670
                                                                                                                   ------------
                                                                                                                        300,996
                                                                                                                   ------------

                           Netherlands  1.2%
    NL          4,025      Ballast Nedam, NV, ctf., conv., pfd. ................................................      $ 196,063
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $513,051) ........................................        497,059
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $8,896,301) .................................     10,000,373
                                                                                                                   ------------
              Face
             Amount
                    h      Receivables from Repurchase Agreements  39.0%
    US     $1,955,000      Aubrey G Lanston & Co., 6.75%, 01/02/97, (Maturity Value $2,040,531)
                            Collateral: U.S. Treasury Notes, 7.25%, 02/15/98 ...................................      2,000,000
    US      1,960,000      UBS Securities Inc., 6.75%, 01/02/97, (Maturity Value $2,040,850)
                            Collateral: U.S. Treasury, 6.375%, 01/15/00 ........................................      2,000,000
    US      2,370,000      Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $2,386,572)
                            Collateral: U.S. Treasury Notes, 6.25%, 06/30/98 ...................................      2,338,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $6,338,000) ................      6,338,000
                                                                                                                   ------------
                                     Total Investments (Cost $15,234,301)  100.5% ..............................     16,338,373
                                     Liabilities in Excess of Other Assets  (0.5%) .............................        (83,335)
                                                                                                                   ------------
                                     Net Assets  100.0% ........................................................    $16,255,038
                                                                                                                   ============

                           At December 31, 1996, the net unrealized depreciation
                            based on the cost of investments for income tax
                            purposes of $15,234,301 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost..........................................    $ 1,284,614
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .........................................       (180,542)
                                                                                                                   ------------
                             Net unrealized appreciation .......................................................    $ 1,104,072
                                                                                                                   ============

COUNTRY LEGEND:
AT - Austria
AU - Australia
BR - Brazil
CA - Canada
CH - Switzerland
CN - China
DD - Germany
DK - Denmark
ES - Spain
FR - France
GB - United Kingdom

HK   -  Hong Kong
ID   -  Indonesia
IT   -  Italy
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares         Mutual Shares Securities Fund                                                                       (Note 1)
                  Common Stocks & Warrants  61.5%

                  Aerospace  1.6%
       8,000      General Motors Corp., Class H.................................................................      $ 450,000
                                                                                                                   ------------
                  Automobile  1.8%
       9,000      General Motors Corp. .........................................................................        501,750
                                                                                                                   ------------
                  Banking  0.7%
       3,500a     Standard Federal Bancorporation ..............................................................        199,063
                                                                                                                   ------------
                  Chemicals  3.1%
       3,000d     BASF AG ......................................................................................        115,437
       2,000d     DSM NV .......................................................................................        197,394
      14,500      Olin Corp.....................................................................................        545,562
                                                                                                                   ------------
                                                                                                                        858,393
                                                                                                                   ------------
                  Conglomerates  3.3%
      10,000a     American Standard Cos., Inc. .................................................................        382,500
      65,000d     BTR, Plc. ....................................................................................        316,237
       5,000a,d   Investor, AB, Class B ........................................................................        221,046
                                                                                                                   ------------
                                                                                                                        919,783
                                                                                                                   ------------
                  Construction & Housing  1.3%
      14,800      Martin Marietta Materials, Inc................................................................        344,100
                                                                                                                   ------------
                  Consumer Products  3.2%
       6,000      American Brands, Inc..........................................................................        297,750
      25,000d     BAT Industries, Plc...........................................................................        207,498
      25,000      Dial Corp. ...................................................................................        368,750
                                                                                                                   ------------
                                                                                                                        873,998
                                                                                                                   ------------
                  Electrical & Electronics  1.6%
       8,500      Xerox Corp. ..................................................................................        447,313
                                                                                                                   ------------
                  Energy  5.2%
      11,700      Ashland, Inc..................................................................................        513,338
      29,300d     Saga Petroleum, AS, Class B...................................................................        459,392
      26,100d     Shell Transport & Trading Co., Plc. ..........................................................        452,259
                                                                                                                   ------------
                                                                                                                      1,424,989
                                                                                                                   ------------
                  Financial Services  2.2%
       2,000      Beneficial Corp. .............................................................................        126,750
      40,000      Mercury Finance Co. ..........................................................................        490,000
                                                                                                                   ------------
                                                                                                                        616,750
                                                                                                                   ------------
                  Food & Beverages  1.6%
      53,000d     Cadbury Schweppes, Plc........................................................................        447,160
                                                                                                                   ------------
                  Health Care Services  5.2%
      24,000a     Beverly Enterprises ..........................................................................        306,000
       5,200a     Foundation Health Corp. ......................................................................        165,100
      15,000a     Mid-Atlantic Medical Services ................................................................        200,625
      17,600a     Tenet Healthcare Corp. .......................................................................        385,000
      13,400      Imation Corp .................................................................................        376,875
                                                                                                                   ------------
                                                                                                                      1,433,600
                                                                                                                   ------------

                  Industrial Components  7.8%
      15,000      ITT Industries ...............................................................................      $ 367,500
      16,000d     Lagardere Sca ................................................................................        439,421
      80,000a,d   Lucas Varity, Plc.............................................................................        304,930
       7,800a     Owens-Illinois, Inc...........................................................................        177,450
      19,000      Federal Mogul Corp. ..........................................................................        418,000
      21,500a     New Holland NV ...............................................................................        448,813
                                                                                                                   ------------
                                                                                                                      2,156,114
                                                                                                                   ------------
                  Insurance  7.3%
      25,000      20th Century Industries ......................................................................        421,875
       1,500a     Alleghany Corp. ..............................................................................        318,000
       4,000      AON Corp. ....................................................................................        248,500
       8,000      Argonaut Group ...............................................................................        246,000
       7,500      Home Beneficial Corp., Class B ...............................................................        284,063
       8,900a     ITT Hartford Group, Inc. .....................................................................        386,038
       3,000      Selective Insurance Group ....................................................................        114,000
                                                                                                                   ------------
                                                                                                                      2,018,476
                                                                                                                   ------------
                  Metals & Mining  2.8%
      25,000a     LTV Corp. ....................................................................................        296,875
       8,500      Reynolds Metals Co. ..........................................................................        479,188
                                                                                                                   ------------
                                                                                                                        776,063
                                                                                                                   ------------
                  Printing, Publishing & Media  5.1%
      20,000      Comcast Corp., Class A........................................................................        356,250
      14,000      Dun & Bradstreet Corp. .......................................................................        332,500
       7,500      Knight-Ridder, Inc............................................................................        286,875
      12,500      Scripps (EW) Co., Class A.....................................................................        437,500
                                                                                                                   ------------
                                                                                                                      1,413,125
                                                                                                                   ------------
                  Retail  2.4%
      13,600      Dillard Dept. Stores, Inc., Class A...........................................................        419,900
       4,000a     Vons Companies, Inc...........................................................................        239,500
                                                                                                                   ------------
                                                                                                                        659,400
                                                                                                                   ------------
                  Telecommunications  3.2%
       7,600      AT&T Corp. ...................................................................................        330,600
       4,000      MCI Communications Corp. .....................................................................        130,750
      12,000      Telephone & Data Systems, Inc.................................................................        435,000
                                                                                                                   ------------
                                                                                                                        869,350
                                                                                                                   ------------
                  Transportation  2.1%
       2,000      Burlington Northern Santa Fe Corp. ...........................................................        172,750
       8,000      Ryder Systems, Inc............................................................................        225,000
       4,300      Xtra Corp. ...................................................................................        186,513
                                                                                                                   ------------
                                                                                                                        584,263
                                                                                                                   ------------
                        Total Common Stocks (Cost $16,461,251)..................................................     17,020,690
                                                                                                                   ------------
                  Options  1.0%
      12,000a,n   Cityscape Financial Corp., January/20/Call (Cost $240,000)....................................        283,500
                                                                                                                   ------------
                        Total Common Stocks & Options (Cost $16,701,251)........................................     17,304,190
                                                                                                                   ------------

    Face
   Amount
                  Bonds  1.5%...................................................................................
$    100,000      Comcast Cellular, 0.0% 03/05/00 ..............................................................       $ 72,375
     175,000      Consorcio G Grupo Dina, SA, 8.00%, 8/08/04 ...................................................        145,250
     100,000      Consorcio G Grupo Dina, SA, 8.00%, 11/15/02 ..................................................         63,000
     150,000b     Uniforet, Inc., 11.125%, 10/15/06 ............................................................        140,250
                                                                                                                   ------------
                        Total Bonds (Cost $411,314).............................................................        420,875
                                                                                                                   ------------
                        Total Long Term Investments (Cost $17,112,565)..........................................     17,725,065
                                                                                                                   ------------
           f      Short Term Investments  40.1%
                  Federal National Mortgage Association,
   4,700,000        5.50%, 1/08/97 .............................................................................      4,696,660
   2,400,000        5.50%, 1/13/97 .............................................................................      2,395,950
   4,000,000        5.50%, 1/14/97 .............................................................................      3,992,640
                                                                                                                   ------------
                            Total Short Term Investments (Cost $11,080,933).....................................     11,085,250
                                                                                                                   ------------
                            Total Investments (Cost $28,193,498)  104.1%........................................     28,810,315
                            Liabilities in Excess of Other Assets, Net   (4.1%).................................     (1,133,393)
                                                                                                                   ------------
                            Net Assets   100.0% ................................................................    $27,676,922
                                                                                                                   ============

                  At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $28,193,498 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost ..................................................      $ 718,006
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value ..................................................       (101,189)
                                                                                                                   ------------
                    Net unrealized appreciation ................................................................      $ 616,817
                                                                                                                   ============


aNon-income producing.
bPurchased in private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


   Shares/                                                                                                              Value
  Warrants      Mutual Discovery Securities Fund                                                                      (Note 1)
                Common Stocks  60.9%

                Aerospace  0.6%
      3,000a,d  Thomson CSF ....................................................................................       $ 97,377
                                                                                                                   ------------
                Automobile  1.1%
      3,000     General Motors Corp. ...........................................................................        167,250
                                                                                                                   ------------
                Banking  0.6%
      1,500a    Standard Federal Bancorporation, Inc............................................................         85,313
                                                                                                                   ------------
                Chemicals  3.3%
      1,700d    BASF AG ........................................................................................         65,414
      4,000a    Chemfirst, Inc..................................................................................         92,500
      1,336a    Mississippi Chemical Corp. .....................................................................         32,064
      6,600     Olin Corp. .....................................................................................        248,325
      2,000d    Rhone-Poulenc, SA, Class A......................................................................         68,235
                                                                                                                   ------------
                                                                                                                        506,538
                                                                                                                   ------------
                Conglomerates  7.1%
     30,000d     BTR, Plc........................................................................................        145,955
         80a,d   Cie Financiere Richemont AG, Class A............................................................        112,365
      2,600d     Empire Co. Ltd., Class A........................................................................         25,154
    210,000d     Hanson, Plc.....................................................................................        293,196
      3,000a,d   Investor AB, Class B............................................................................        132,628
      9,000a,d   Kinnevik AB, Class B............................................................................        248,099
     30,000d     Tomkins, Plc....................................................................................        137,990
                                                                                                                   ------------
                                                                                                                      1,095,387
                                                                                                                   ------------
                Construction & Housing  0.8%
      5,200     Martin Marietta Materials, Inc..................................................................        120,900
                                                                                                                   ------------
                Consumer Products  0.9%
     16,000d    BAT Industries, Plc.............................................................................        132,799
                                                                                                                   ------------
                Electrical & Electronics   2.1%
      1,500a    Amphenol Corp., Class A.........................................................................         33,375
     14,500     Wang Labs, Inc..................................................................................        293,625
                                                                                                                   ------------
                                                                                                                        327,000
                                                                                                                   ------------
                Energy  6.7%
     10,000     ENSERCH Corp. ..................................................................................        230,000
     16,600d    Saga Petroleum, AS, Class B.....................................................................        260,270
     14,800d    Shell Transport & Trading Co., Plc. ............................................................        256,453
      1,450d    Societe Elf Aquitane, SA .......................................................................        132,080
      8,000     Southwest Gas Corp .............................................................................        154,000
                                                                                                                   ------------
                                                                                                                      1,032,803
                                                                                                                   ------------
                Financial Services  2.9%
      7,600a,d  Compagnie de Suez, SA...........................................................................        323,348
      8,000a    SPS Transaction Services, Inc...................................................................        122,000
                                                                                                                   ------------
                                                                                                                        445,348
                                                                                                                   ------------
                Food & Beverage  1.6%
     30,000d    Cadbury Schweppes, Plc..........................................................................        253,109
                                                                                                                   ------------
                Health Care Services  6.4%
     18,000a    Apria Healthcare Group, Inc.....................................................................        337,500
      4,000a    Beverly Enterprises ............................................................................         51,000
      3,200a    Foundation Health Corp. ........................................................................        101,600
      7,600     Imation Corp. ..................................................................................        213,750
                Health Care Services (cont.)
      5,000a    Mid Atlantic Medical Services ..................................................................       $ 66,875
      9,700a    Tenet Healthcare Corp. .........................................................................        212,187
                                                                                                                   ------------
                                                                                                                        982,912
                                                                                                                   ------------
                Industrial Components  4.3%
      2,500d    Aker, A/S, Class A..............................................................................         55,660
     10,000     Federal Mogul Corp. ............................................................................        220,000
      9,000d    Lagardere Sca ..................................................................................        247,175
      1,570     Lyonnais des Eaux SA ...........................................................................        146,220
                                                                                                                   ------------
                                                                                                                        669,055
                                                                                                                   ------------
                Insurance  3.5%
      2,500     20th Century Industries ........................................................................         42,187
      7,000     Arthur J Gallagher Co. .........................................................................        217,000
      1,000d    Axa, SA.........................................................................................         63,645
      3,000     Home Beneficial Corp., Class B..................................................................        113,625
      3,000     PXRE Corp. .....................................................................................         74,250
        500     Reliable Life Insurance Co., Class A............................................................         34,250
                                                                                                                   ------------
                                                                                                                        544,957
                                                                                                                   ------------
                Metals & Mining  0.9%
     16,000a     WHX Corp. ......................................................................................        142,000
                                                                                                                   ------------
                Printing, Publishing & Media  9.6%
      6,000     Comcast Corp., Class A..........................................................................        106,875
     12,000a,d  De Telegraaf Holding NV ........................................................................        252,997
      4,800     Dun & Bradstreet Corp. .........................................................................        114,000
      3,000d    EMI Group, Plc..................................................................................         70,922
        500a,d  Pathe, SA.......................................................................................        120,540
     20,600a,d  Pearson, Plc....................................................................................        264,496
     25,000d    Southam, Inc....................................................................................        347,742
     11,000d    United News & Media, Plc........................................................................        131,060
      2,000a    Young Broadcasting Corp., Class A...............................................................         58,500
                                                                                                                   ------------
                                                                                                                      1,467,132
                                                                                                                   ------------
                Retail  3.5%
     27,400d    Vendome Luxury Group, Plc.......................................................................        249,949
     11,000a    Waban, Inc. ....................................................................................        286,000
                                                                                                                   ------------
                                                                                                                        535,949
                                                                                                                   ------------
                Telecommunications  2.1%
      1,600     AT&T Corp. .....................................................................................         69,600
      2,000     MCI Communications Corp. .......................................................................         65,375
     19,500a    United States Satelite Broadcasting Co., Inc., Class A..........................................        195,000
                                                                                                                   ------------
                                                                                                                        329,975
                                                                                                                   ------------
                Transportation  2.9%
     20,000a    Fritz Companies ................................................................................        255,000
      8,000a    M.S. Carriers, Inc..............................................................................        128,000
      2,500     Ryder Systems, Inc..............................................................................         70,313
                                                                                                                   ------------
                                                                                                                        453,313
                                                                                                                   ------------
                      Total Common Stocks (Cost $9,174,523).....................................................      9,389,117
                                                                                                                   ------------

                Option 1.2%
      8,000a,n  Cityscape Financial Corp., January/20/Call (Cost $160,000)......................................      $ 189,000
                                                                                                                   ------------
                Preferred Stock  0.4%
      1,000     Granite Broadcasting Corp., cvt., pfd. (Cost $62,000)...........................................         56,500
                                                                                                                   ------------
                      Total Common Stocks & Options & Preferred Stock (Cost $9,396,523).........................      9,634,617
                                                                                                                   ------------
    Face
   Amount
                Bonds  0.7%
$   100,000     Consorcio G Grupo Dina, SA, 11/15/02............................................................         83,000
     50,000     Consorcio G. Grupo Dina, SA, 8.00%, 08/08/04....................................................         31,500
                                                                                                                   ------------
                      Total Bonds (Cost $113,930)...............................................................        114,500
                                                                                                                   ------------
                      Total Long Term Investments (Cost $9,510,453).............................................      9,749,117
                                                                                                                   ------------
          f     Short Term Investments  44.7%
                Federal National Mortgage Association,
  2,800,000       5.50%, 01/08/97 ..............................................................................      2,798,013
  1,600,000       5.50%, 01/13/97 ..............................................................................      1,597,300
  2,500,000       5.50%, 01/14/97 ..............................................................................      2,495,400
                                                                                                                   ------------
                     Total Short Term Investments (Cost $6,888,053).............................................      6,890,713
                                                                                                                   ------------
                         Total Investments  107.9% (Cost $16,398,506)...........................................     16,639,830
                         Liabilities in Excess of Other Assets, Net  (7.9%).....................................     (1,222,100)
                                                                                                                   ------------
                         Net Assets  100.0% ....................................................................    $15,417,730
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $16,398,506 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................      $ 326,363
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (85,039)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................      $ 241,324
                                                                                                                   ============


aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1996


                                                          Templeton
                                                        Global Income      High        Precious      Real Estate    U.S. Government
                                                       Securities Fund  Income Fund   Metals Fund  Securities Fund  Securities Fund
                                                         ----------     ----------    ----------     ----------     ----------
Assets:
 Investments in securities:
  At identified cost..................................  $201,946,322   $406,708,119  $100,015,691   $218,988,176   $837,991,438
                                                         ==========     ==========    ==========     ==========     ==========
  At value............................................   207,971,426    424,943,010   105,283,600    298,843,244    845,037,886
 Receivables from repurchase agreements, at value
 and cost.............................................     7,277,000     13,463,468     3,467,349     23,119,441     12,617,646
 Cash.................................................            71         78,643       812,903             --          6,673
 Receivables:
  Dividends and interest..............................     6,037,134      7,813,047        88,045      1,974,322      6,569,453
  Investment securities sold..........................            --             --            --             --        459,215
  Capital shares sold.................................            --             --            --        243,911         77,178
 Unrealized gain on forward foreign currency contracts
 (Note 2).............................................       750,169             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total assets....................................   222,035,800    446,298,168   109,651,897    324,180,918    864,768,051
                                                         ----------     ----------    ----------     ----------     ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................            --             --            --        220,928             --
   Delayed delivery (Note 1)..........................            --             --            --             --     19,808,854
  Capital shares repurchased..........................        84,774             --            --      1,093,736        731,274
  Management fees.....................................       101,580        188,287        56,939        136,471        347,440
 Accrued expenses and other liabilities...............        39,611         14,356        16,373          8,588         22,966
 Unrealized loss on forward foreign currency contracts
 (Note 2).............................................        87,366             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total liabilities...............................       313,331        202,643        73,312      1,459,723     20,910,534
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Net assets consist of:
 Undistributed net investment income..................  $ 12,596,126   $ 37,005,221   $ 1,214,989   $ 11,259,725   $ 42,920,983
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies...................................     6,671,970     18,234,139     5,273,371     79,855,068      7,046,448
 Accumulated net realized gain (loss) from investments    (4,045,845)     1,211,890      (146,066)     5,025,389    (15,868,007)
 Capital shares.......................................   206,500,218    389,644,275   103,236,291    226,581,013    809,758,093
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Shares outstanding....................................    16,287,427     31,511,357     7,668,120     14,568,012     62,667,403
                                                         ==========     ==========    ==========     ==========     ==========
Net asset value per share.............................        $13.61         $14.16        $14.29         $22.15         $13.47
                                                         ==========     ==========    ==========     ==========     ==========
Representative computation of net asset value of Templeton Global Income
 Securities Fund:
  Net asset value, offering and redemption price
 per share ($221,722,469 / 16,287,427)................        $13.61
                                                         ==========


                                                           Zero Coupon   Zero Coupon  Zero Coupon      Money       Growth and
                                                           Fund - 2000   Fund - 2005  Fund - 2010   Market Fund    Income Fund
                                                           ----------     ---------    ---------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost....................................  $122,571,579   $75,820,587  $69,789,913   $336,710,542   $ 864,711,520
                                                           ==========     =========    =========    ==========     ===========
  At value..............................................   129,617,944    82,553,084   79,266,684    336,710,542   1,019,880,063
 Receivables from repurchase agreements, at value
 and cost...............................................        69,876        93,859      145,762     66,895,000      51,776,284
 Cash...................................................            --            --           --      4,700,658              --
 Receivables:
  Dividends and interest................................            --            --           --        794,346       3,785,038
  Investment securities sold............................            --            --           --             --       3,512,869
  Capital shares sold...................................            --           629       57,497             --         404,277
                                                           ----------     ---------    ---------    ----------     -----------
      Total assets......................................   129,687,820    82,647,572   79,469,943    409,100,546   1,079,358,531
                                                           ----------     ---------    ---------    ----------     -----------
Liabilities:
 Payables:
  Capital shares repurchased............................        36,555        10,245      545,466             --         896,804
  Management fees.......................................        44,259        29,399       16,569        154,541         433,613
 Accrued expenses and other liabilities.................         6,064         4,459       92,162         16,192          39,106
                                                           ----------     ---------    ---------    ----------     -----------
      Total liabilities.................................        86,878        44,103      654,197        170,733       1,369,523
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Net assets consist of:
 Undistributed net investment income....................   $ 8,152,316   $ 4,939,715  $ 4,878,360            $--    $ 39,442,227
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies..................................     7,046,365     6,732,497    9,476,771             --     155,168,751
 Accumulated net realized gain (loss) from investments .       183,688        12,553     (380,118)            --      37,740,141
 Capital shares.........................................   114,218,573    70,918,704   64,840,733    408,929,813     845,637,889
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Shares outstanding......................................     8,530,236     5,052,522    4,839,072    408,929,813      61,406,730
                                                           ==========     =========    =========    ==========     ===========
Net asset value per share...............................        $15.19        $16.35       $16.29          $1.00          $17.55
                                                           ==========     =========    =========    ==========     ===========


                                                                       Templeton       Templeton
                                                        Income       International      Pacific       Rising         Utility
                                                    Securities Fund   Equity Fund     Growth Fund Dividends Fund   Equity Fund
                                                      -----------     -----------     ----------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost..............................  $1,194,708,385   $ 839,934,287   $309,117,973   $431,060,996  $1,131,582,574
                                                      ===========     ===========     ==========    ==========     ===========
  At value........................................   1,272,241,931     974,257,046    349,309,297    581,340,585   1,184,550,481
 Receivables from repurchase agreements, at value
 and cost.........................................      62,830,189     131,446,000      8,871,000     16,807,023      16,474,667
 Cash.............................................              --             931            264        172,383              --
 Receivables:
  Dividends and interest..........................      17,104,906       2,561,987        861,231      1,332,043       3,051,664
  Investment securities sold......................          33,385       2,714,857         17,048             --          57,430
  Capital shares sold.............................         414,835          16,643          1,008             --          25,004
                                                      -----------     -----------     ----------    ----------     -----------
      Total assets................................   1,352,625,246   1,110,997,464    359,059,848    599,652,034   1,204,159,246
                                                      -----------     -----------     ----------    ----------     -----------
Liabilities:
 Payables:
  Investment securities purchased ................         517,007       1,250,875         29,588      1,853,351              --
  Capital shares repurchased......................         839,779         684,914      1,886,006             --       1,325,847
  Management fees.................................         536,436         727,438        274,863        359,607         479,904
 Accrued expenses and other liabilities...........          72,604         234,863        110,233         15,375          63,175
                                                      -----------     -----------     ----------    ----------     -----------
      Total liabilities...........................       1,965,826       2,898,090      2,300,690      2,228,333       1,868,926
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Net assets consist of:
 Undistributed net investment income..............    $ 99,623,131    $ 27,747,634    $ 2,026,130    $ 9,954,026    $ 54,346,789
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies................      77,529,713     134,322,759     40,191,324    150,279,589      52,967,907
 Accumulated net realized gain (loss) from
 investments .....................................      21,370,923      49,651,484     (4,936,835)    16,701,690      75,189,259
 Capital shares...................................   1,152,135,653     896,377,497    319,478,539    420,488,396   1,019,786,365
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Shares outstanding................................      78,493,846      71,718,408     24,170,761     38,791,704      66,144,551
                                                      ===========     ===========     ==========    ==========     ===========
Net asset value per share.........................          $17.21          $15.45         $14.76         $15.40          $18.18
                                                      ===========     ===========     ==========    ==========     ===========


                                                                          Templeton
                                                                         Developing      Templeton     Templeton
                                                                           Markets        Global     Global Asset      Small
                                                                         Equity Fund    Growth Fund Allocation Fund  Cap Fund
                                                                         ----------     ----------    ----------    ----------
Assets:
 Investments in securities:
  At identified cost..................................................   $252,593,090  $438,071,335    $42,853,167  $146,105,705
                                                                         ==========     ==========    ==========    ==========
  At value............................................................    272,491,501   526,446,386     47,868,276   156,518,778
 Receivables from repurchase agreements, at value and cost............             --    61,988,000      7,838,000    16,477,730
 Foreign currencies at value and cost.................................        911,992            --             --            --
 Receivables:
  Dividends and interest..............................................        450,226       965,456        503,823       165,102
  Investment securities sold..........................................        336,287            --          3,607            --
  Capital shares sold.................................................         87,314        36,592        151,967       146,290
 Unrealized gain on forward foreign currency contracts (Note 2).......             --            --          5,521            --
                                                                         ----------     ----------    ----------    ----------
      Total assets....................................................    274,277,320   589,436,434     56,371,194   173,307,900
                                                                         ----------     ----------    ----------    ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................................      1,715,562     1,381,875         47,880       855,122
   Delayed delivery (Note 1)..........................................             --            --             --       957,150
  Capital shares repurchased..........................................             --     1,252,510             --       420,130
  Management fees.....................................................        280,632       411,384         36,558       102,293
 Accrued expenses and other liabilities...............................        180,903        99,487         10,556         4,235
 Unrealized loss on forward foreign currency contracts (Note 2).......             --            --            438            --
 Bank overdraft.......................................................          1,802     3,206,834          1,636            --
 Foreign currency overdraft, at value and cost .......................             --     3,206,957             --            --
                                                                         ----------     ----------    ----------    ----------
      Total liabilities...............................................      2,178,899     9,559,047         97,068     2,338,930
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Net assets consist of:
 Undistributed net investment income..................................    $ 3,577,713  $ 10,394,157    $ 1,460,392     $ 578,335
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................     19,898,411    88,375,051      5,020,163    10,413,073
 Accumulated net realized gain from investments ......................      6,190,238     3,595,964        428,295     6,732,932
 Capital shares.......................................................    242,432,059   477,512,215     49,365,276   153,244,630
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Shares outstanding....................................................     23,468,431    42,027,864      4,469,291    12,956,069
                                                                         ==========     ==========    ==========    ==========
Net asset value per share.............................................         $11.59        $13.80         $12.59        $13.20
                                                                         ==========     ==========    ==========    ==========


                                                                                       Templeton
                                                                                     International
                                                                                        Smaller
                                                                           Capital     Companies   Mutual Shares   Mutual Discovery
                                                                         Growth Fund     Fund     Securities Fund   Securities Fund
                                                                          ---------    ---------    ----------      -----------
Assets:
 Investments in securities:
  At identified cost..................................................  $35,787,432   $ 8,896,301   $28,193,498      $16,398,506
                                                                          =========    =========    ==========      ===========
  At value............................................................   37,769,882    10,000,373    28,810,315       16,639,830
 Receivables from repurchase agreements, at value and cost............    7,901,400     6,338,000            --               --
 Cash.................................................................        7,564            --     1,254,546        1,021,497
 Receivables:
  Dividends and interest..............................................       23,370        19,810        11,166            5,787
  Investment securities sold..........................................           --         1,859            --               --
  Capital shares sold.................................................           --            --       706,560          745,417
                                                                          ---------    ---------    ----------      -----------
      Total assets....................................................   45,702,216    16,360,042    30,782,587       18,412,531
                                                                          ---------    ---------    ----------      -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................    1,007,236        39,162     3,037,354        2,925,519
  Capital shares repurchased..........................................           --        46,704            --               --
  Management fees.....................................................       26,296        12,961        11,822           11,033
 Accrued expenses and other liabilities...............................        1,973         5,824         8,015            4,775
 Unrealized loss on forward foreign currency contracts (Note 2).......           --            --        48,474           53,474
 Bank overdraft.......................................................           --           353            --               --
                                                                          ---------    ---------    ----------      -----------
      Total liabilities...............................................    1,035,505       105,004     3,105,665        2,994,801
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Net assets consist of:
 Undistributed net investment income..................................    $ 109,751     $ 132,644      $ 50,601         $ 26,147
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................    1,982,450     1,104,072       568,343          187,850
 Accumulated net realized gain (loss) from investments ...............     (139,950)           --        (3,049)              --
 Capital shares.......................................................   42,714,460    15,018,322    27,061,027       15,203,733
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Shares outstanding....................................................    3,930,828     1,445,259     2,673,901        1,510,497
                                                                          =========    =========    ==========      ===========
Net asset value per share.............................................       $11.36        $11.25        $10.35           $10.21
                                                                          =========    =========    ==========      ===========


Statements of Operations
for the year ended December 31, 1996

                                                             Templeton
                                                           Global Income     High       Precious     Real Estate    U.S. Government
                                                          Securities Fund Income Fund  Metals Fund Securities Fund  Securities Fund
                                                            ----------    ----------    --------     ----------     ----------
Investment income:
 Interest1 ..............................................   $17,957,900   $37,434,091   $ 642,007    $ 1,025,568    $46,276,568
 Dividends2..............................................            --     1,642,821   1,428,329     11,995,963             --
                                                            ----------    ----------    --------     ----------     ----------
      Total income.......................................    17,957,900    39,076,912   2,070,336     13,021,531     46,276,568
                                                            ----------    ----------    --------     ----------     ----------
Expenses:
 Management fees (Note 6)................................     1,262,055     1,985,566     754,383      1,335,653      3,162,073
 Custodian fees..........................................        92,550        10,891      33,402          4,603         13,156
 Reports to shareholders.................................        27,051        47,540      15,643         29,351         80,954
 Professional fees.......................................         8,600        12,280       5,846          8,956         18,945
 Trustees' fees and expenses.............................         1,582         2,608         867          1,631          4,491
 Other...................................................           434         9,299       2,663          2,987          9,291
                                                            ----------    ----------    --------     ----------     ----------
      Total expenses.....................................     1,392,272     2,068,184     812,804      1,383,181      3,288,910
                                                            ----------    ----------    --------     ----------     ----------
       Net investment income.............................    16,565,628    37,008,728   1,257,532     11,638,350     42,987,658
                                                            ----------    ----------    --------     ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments...........................................       473,472     1,214,007    (146,066)     5,460,333       (158,758)
   Foreign currency transactions.........................       (53,884)       (3,507)    (42,500)            --             --
  Net unrealized appreciation (depreciation) on:
   Investments...........................................     2,679,931    13,293,126     930,235     57,769,186    (18,937,072)
   Translation of assets and liabilities denominated in
 foreign currencies......................................       641,631         1,095       5,671             --             --
                                                            ----------    ----------    --------     ----------     ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies..................................     3,741,150    14,504,721     747,340     63,229,519    (19,095,830)
                                                            ----------    ----------    --------     ----------     ----------
Net increase in net assets resulting from operations.....   $20,306,778   $51,513,449  $2,004,872    $74,867,869    $23,891,828
                                                            ==========    ==========    ========     ==========     ==========

1Net of foreign taxes withheld of $250,973 for the Templeton Global Income Securities Fund.
2Net of foreign taxes and fees withheld of $112,509 for the Precious Metals Fund.

                                                              Zero Coupon  Zero Coupon  Zero Coupon      Money      Growth and
                                                              Fund - 2000  Fund - 2005  Fund - 2010   Market Fund   Income Fund
                                                               ---------    ---------    ---------     ---------    ----------
Investment income:
 Interest .................................................   $8,677,417   $5,259,243   $5,189,484   $23,914,246    $ 3,725,065
 Dividends3................................................           --           --           --            --     40,633,786
                                                               ---------    ---------    ---------     ---------    ----------
      Total income.........................................    8,677,417    5,259,243    5,189,484    23,914,246     44,358,851
                                                               ---------    ---------    ---------     ---------    ----------
Expenses:
 Management fees (Note 6)..................................      790,492      503,611      490,108     2,225,389      4,643,546
 Custodian fees............................................        3,562        1,981        1,672         7,843         29,893
 Reports to shareholders...................................       16,797       10,045        9,850        54,419        122,636
 Professional fees.........................................        5,359        3,716        3,882        16,411         30,140
 Trustees' fees and expenses...............................          914          553          543         3,020          6,670
 Other.....................................................        3,801        3,118        3,331         7,018         12,562
 Management fees waived by manager (Note 6)................     (295,543)    (203,897)    (198,310)     (443,587)            --
                                                               ---------    ---------    ---------     ---------    ----------
      Total expenses.......................................      525,382      319,127      311,076     1,870,513      4,845,447
                                                               ---------    ---------    ---------     ---------    ----------
       Net investment income...............................    8,152,035    4,940,116    4,878,408    22,043,733     39,513,404
                                                               ---------    ---------    ---------     ---------    ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments.............................................      183,983       19,477     (191,720)           --     37,891,245
   Foreign currency transactions...........................           --           --           --            --        (79,533)
  Net unrealized appreciation (depreciation) on:
   Investments.............................................   (5,248,940)  (5,309,151)  (6,860,589)           --     55,138,044
   Translation of assets and liabilities denominated in
 foreign currencies........................................           --           --           --            --            208
                                                               ---------    ---------    ---------     ---------    ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies....................................   (5,064,957)  (5,289,674)  (7,052,309)           --     92,949,964
                                                               ---------    ---------    ---------     ---------    ----------
Net increase (decrease) in net assets resulting from
 operations................................................   $3,087,078   $ (349,558) $(2,173,901)  $22,043,733   $132,463,368
                                                               =========    =========    =========     =========    ==========

3Net of foreign taxes and fees withheld of $643,185 for the Growth and Income Fund.

                                                                           Templeton     Templeton
                                                             Income      International    Pacific       Rising         Utility
                                                         Securities Fund  Equity Fund   Growth Fund Dividends Fund   Equity Fund
                                                           ----------     ----------     ---------    ----------     ----------
Investment income:
 Interest ..............................................  $ 78,393,845   $ 10,234,709     $ 815,560    $ 2,406,978  $ 1,627,033
 Dividends4.............................................    31,792,041     28,746,834     8,545,807     11,431,537   59,257,031
                                                           ----------     ----------     ---------    ----------     ----------
      Total income......................................   110,185,886     38,981,543     9,361,367     13,838,515   60,884,064
                                                           ----------     ----------     ---------    ----------     ----------
Expenses:
 Management fees (Note 6)...............................     6,130,804      7,945,053     3,343,850      3,785,807    6,097,507
 Custodian fees.........................................       123,304        621,312       280,490         10,356       90,468
 Reports to shareholders................................       162,107        113,833        44,916         61,635      162,864
 Professional fees......................................        42,708         27,750        13,100         15,517       42,547
 Trustees' fees and expenses............................         9,005          7,019         2,562          3,442        9,093
 Registration fees......................................            --         10,014        10,009             --       10,000
 Other..................................................        19,260         29,802         5,288          6,178       17,533
                                                           ----------     ----------     ---------    ----------     ----------
      Total expenses....................................     6,487,188      8,754,783     3,700,215      3,882,935    6,430,012
                                                           ----------     ----------     ---------    ----------     ----------
       Net investment income............................   103,698,698     30,226,760     5,661,152      9,955,580   54,454,052
                                                           ----------     ----------     ---------    ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments..........................................    20,229,599     49,779,857    (4,377,500)    31,514,069   82,705,077
   Foreign currency transactions........................      (419,290)      (482,587)       64,831                    (102,562)
  Net unrealized appreciation (depreciation) on:
   Investments..........................................    16,701,514    122,637,885    36,732,857     71,866,460  (53,556,922)
   Translation of assets and liabilities denominated in
 foreign currencies.....................................        45,771             --            --             --         (551)
                                                           ----------     ----------     ---------    ----------     ----------
Net realized and unrealized gain from investments and
 foreign currencies.....................................    36,557,594    171,935,155    32,420,188    103,380,529   29,045,042
                                                           ----------     ----------     ---------    ----------     ----------
Net increase in net assets resulting from operations....  $140,256,292   $202,161,915   $38,081,340   $113,336,109  $83,499,094
                                                           ==========     ==========     =========    ==========     ==========

4Net of foreign taxes and fees withheld of $170,500, $3,296,423, $608,294, $62,834 and $633,448 for the Income Securities Fund, Templeton International
Equity Fund, Templeton Pacific Growth Fund, Rising Dividends Fund, and Utility
Equity Fund, respectively.

                                                                            Templeton
                                                                           Developing    Templeton     Templeton
                                                                             Markets      Global     Global Asset       Small
                                                                           Equity Fund  Growth Fund Allocation Fund   Cap Fund
                                                                            ---------    ---------    ----------      ---------
Investment income:
 Interest5 .............................................................  $ 1,272,781   $ 3,337,722    $1,192,888     $ 807,636
 Dividends6.............................................................    6,041,537    10,977,393       540,763       494,208
                                                                            ---------    ---------    ----------      ---------
      Total income......................................................    7,314,318    14,315,115     1,733,651     1,301,844
                                                                            ---------    ---------    ----------      ---------
Expenses:
 Management fees (Note 6)...............................................    2,887,400     4,016,061       272,732       694,975
 Custodian fees.........................................................      530,000       191,073        14,227           978
 Reports to shareholders................................................       15,500        24,723         1,834         9,310
 Professional fees......................................................        4,100        17,273         3,600         8,338
 Trustees' fees and expenses............................................          500            --            29           563
 Other..................................................................        2,751           522         3,033         2,195
                                                                            ---------    ---------    ----------      ---------
      Total expenses....................................................    3,440,251     4,249,652       295,455       716,359
                                                                            ---------    ---------    ----------      ---------
       Net investment income............................................    3,874,067    10,065,463     1,438,196       585,485
                                                                            ---------    ---------    ----------      ---------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments...........................................................    6,444,991     5,369,864       489,252     6,732,905
  Foreign currency transactions.........................................     (198,551)     (252,340)      (12,228)       (6,723)
 Net unrealized appreciation (depreciation) on:
  Investments...........................................................   29,643,653    73,557,750     4,638,458    10,251,252
  Translation of assets and liabilities denominated in foreign currencies      48,919            --          (456)          --
                                                                            ---------    ---------    ----------      ---------
Net realized and unrealized gain from investments and foreign currencies                 35,939,012    78,675,274     5,115,026
16,977,434
                                                                            ---------    ---------    ----------      ---------
Net increase in net assets resulting from operations....................  $39,813,079   $88,740,737    $6,553,222   $17,562,919
                                                                            =========    =========    ==========      =========

5Net of foreign taxes withheld of $8,478 for the Templeton Global Asset
Allocation Fund. 6Net of foreign taxes withheld of $355,057, $825,578, $36,004 for the Templeton Developing Markets Equity Fund, Templeton Global Growth Fund, and Templeton Global Asset Allocation Fund, respectively.

                                                                                      Templeton
                                                                                    International
                                                                                       Smaller
                                                                          Capital     Companies    Mutual Shares   Mutual Discovery
                                                                       Growth Fund*     Fund*    Securities Fund** Securities Fund**
                                                                         ---------    ---------     -----------     -----------
Investment income:
 Interest ............................................................    $ 114,799    $ 122,487        $ 62,029        $ 34,509
 Dividends7...........................................................       84,201       84,349           8,410           5,586
                                                                         ---------    ---------     -----------     -----------
      Total income....................................................      199,000      206,836          70,439          40,095
                                                                         ---------    ---------     -----------     -----------
Expenses:
 Management fees (Note 6).............................................       86,028       56,389          11,822          11,033
 Custodian fees.......................................................           96        4,830           3,400           3,200
 Reports to shareholders..............................................          536        1,500           2,971              --
 Professional fees....................................................        1,770        1,150           1,560           1,560
 Trustees' fees and expenses..........................................           49          150              --              15
 Registration fees....................................................           --        1,300              --              --
 Other................................................................          307          152              85              --
                                                                         ---------    ---------     -----------     -----------
      Total expenses..................................................       88,786       65,471          19,838          15,808
                                                                         ---------    ---------     -----------     -----------
       Net investment  income.........................................      110,214      141,365          50,601          24,287
                                                                         ---------    ---------     -----------     -----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments.........................................................    (139,950)          904         (3,049)           1,860
  Foreign currency transactions.......................................        (463)      (9,625)              --              --
 Net unrealized appreciation on investments...........................    1,982,450    1,104,072         568,343         187,850
                                                                         ---------    ---------     -----------     -----------
Net realized and unrealized gain from investments and foreign currencies  1,842,037   1,095,351          565,294         189,710
                                                                         ---------    ---------     -----------     -----------
Net increase in net assets resulting from operations..................  $ 1,952,251  $ 1,236,716       $ 615,895       $ 213,997
                                                                         =========    =========     ===========     ===========

7Net of foreign taxes withheld of $1,034, $9,526 and $508 for the Capital Growth
Fund, Templeton International Smaller Companies Fund, and Mutual Discovery
Securities Fund, respectively.
*May 1, 1996 (effective date) to December 31, 1996
**November 8, 1996 (effective date) to December 31, 1996

Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                         Templeton Global Income
                                             Securities Fund               High Income Fund            Precious Metals Fund
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 16,565,628    $ 18,687,112   $ 37,008,728   $ 31,021,484     $ 1,257,532    $ 1,615,339
  Net realized gain (loss) from
 investments and foreign currency
 transactions......................        419,588      (7,995,904)     1,210,500      1,770,719        (188,566)     1,438,861
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in foreign
 currencies........................      3,321,562      22,864,210     13,294,221     22,884,579         935,906     (1,361,730)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     20,306,778      33,555,418     51,513,449     55,676,782       2,004,872      1,692,470
Distributions to shareholders from:
 Undistributed net investment
 income............................    (17,028,466)     (9,275,583)   (31,018,152)   (21,305,944)     (1,593,439)    (1,664,388)
 Undistributed net realized capital
 gains.............................             --              --     (1,646,547)            --      (1,460,667)    (1,232,041)
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................    (24,749,927)    (35,396,559)    66,343,229     71,496,259       5,519,005    (18,765,586)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease)
 in net assets.....................    (21,471,615)    (11,116,724)    85,191,979    105,867,097       4,469,771    (19,969,545)
Net assets:
 Beginning of year.................    243,194,084     254,310,808    360,903,546    255,036,449     105,108,814    125,078,359
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $221,722,469    $243,194,084   $446,095,525   $360,903,546    $109,578,585   $105,108,814
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment
 income included in net assets:
  Beginning of year................   $ 14,271,863    $ 20,717,930   $ 31,020,827   $ 21,367,505     $ 1,615,202    $ 1,682,044
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 12,596,126    $ 14,271,863   $ 37,005,221   $ 31,020,827     $ 1,214,989    $ 1,615,202
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                               Real Estate                  U.S. Government
                                             Securities Fund                Securities Fund           Zero Coupon Fund - 2000
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 11,638,350     $ 9,336,142   $ 42,987,658   $ 41,653,906     $ 8,152,035    $ 7,341,344
  Net realized gain (loss) from
 investments ......................      5,460,333       1,068,152       (158,758)      (891,143)        183,983         72,202
  Net unrealized appreciation
 (depreciation) on investments ....     57,769,186      21,851,218    (18,937,072)    68,885,320      (5,248,940)    14,631,144
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     74,867,869      32,255,512     23,891,828    109,648,083       3,087,078     22,044,690
Distributions to shareholders from:
 Undistributed net investment
 income............................     (9,713,587)     (6,411,953)   (41,654,771)   (43,440,615)     (7,341,063)    (5,282,540)
 Undistributed net realized capital
 gains.............................             --              --             --             --         (72,481)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................     44,093,562      (8,066,883)   218,454,989     (2,081,082)     (3,429,313)    26,364,407
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease) in
 net assets........................    109,247,844      17,776,676    200,692,046     64,126,386      (7,755,779)    43,126,557
Net assets:
 Beginning of year.................    213,473,351     195,696,675    643,165,471    579,039,085     137,356,721     94,230,164
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $322,721,195    $213,473,351   $843,857,517   $643,165,471    $129,600,942   $137,356,721
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment income included in net assets:
  Beginning of year................    $ 9,334,962     $ 6,410,773   $ 41,588,096   $ 43,374,805     $ 7,341,344    $ 5,282,540
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 11,259,725     $ 9,334,962   $ 42,920,983   $ 41,588,096     $ 8,152,316    $ 7,341,344
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                             Zero Coupon Fund - 2005     Zero Coupon Fund - 2010         Money Market Fund
                                               -------------------         -------------------        ----------------------
                                                1996         1995          1996          1995          1996            1995
                                              ---------    ---------     ---------     ---------    ----------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................  $ 4,940,116   $ 4,217,941   $ 4,878,408  $ 4,092,137   $ 22,043,733   $ 25,363,309
  Net realized gain (loss) from investments
 and foreign currency transactions........       19,477        27,440      (191,720)   1,268,380             --            289
  Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign
 currencies...............................   (5,309,151)   14,450,466    (6,860,589)  17,390,706             --             --
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net assets
 resulting from operations................     (349,558)   18,695,847    (2,173,901)  22,751,223     22,043,733     25,363,598
Distributions to shareholders from:
 Undistributed net investment income......   (4,218,190)   (2,941,626)   (4,092,016)  (2,074,389)   (22,043,733)   (25,363,598)+
 Undistributed net realized capital gains.           --            --    (1,109,315)          --             --             --
Increase (decrease) in net assets from
 capital share transactions (Note 3)......    3,949,514    15,968,605       558,186   19,594,876    (20,617,040)   (89,071,533)
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net
 assets...................................     (618,234)   31,722,826    (6,817,046)  40,271,710    (20,617,040)   (89,071,533)
Net assets:
 Beginning of year........................   83,221,703    51,498,877    85,632,792   45,361,082    429,546,853    518,618,386
                                              ---------    ---------     ---------     ---------    ----------      -----------
 End of year..............................  $82,603,469   $83,221,703   $78,815,746  $85,632,792   $408,929,813   $429,546,853
                                              =========    =========     =========     =========    ==========      ===========
Undistributed net investment income included in net assets:
  Beginning of year.......................  $ 4,217,789   $ 2,941,474   $ 4,091,968  $ 2,074,248            $--            $--
                                              =========    =========     =========     =========    ==========      ===========
  End of year.............................  $ 4,939,715   $ 4,217,789   $ 4,878,360  $ 4,091,968            $--            $--
                                              =========    =========     =========     =========    ==========      ===========

+Distributions were increased by a net realized gain from security transactions of $289.

                                                                                                     Templeton International
                                    Growth and Income Fund          Income Securities Fund                 Equity Fund
                                    -----------------------        ------------------------          -----------------------
                                     1996            1995            1996            1995              1996            1995
                                  -----------     ----------      -----------     -----------      ------------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......    $ 39,513,404   $ 22,234,234    $ 103,698,698    $ 91,009,891      $ 30,226,760   $ 23,458,911
  Net realized gain (loss) from
 investments and foreign
 currency transactions........      37,811,712     79,239,315       19,810,309     (15,464,708)       49,297,270     30,984,955
  Net unrealized appreciation
 on investments and
 translation of assets and
 liabilities denominated in
 foreign currencies...........      55,138,252     91,264,881       16,747,285     152,006,805       122,637,885     26,564,752
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets resulting from
 operations...................     132,463,368    192,738,430      140,256,292     227,551,988       202,161,915     81,008,618
Distributions to shareholders
 from:
  Undistributed net investment
 income.......................     (22,230,774)    (8,012,262)     (66,927,738)    (63,454,170)      (25,386,301)   (13,634,404)
  Undistributed net realized
 capital gains................     (78,714,626)   (17,435,234)     (11,125,807)     (5,103,693)      (31,064,815)   (16,891,097)
Increase in net assets from
 capital share transactions
 (Note 3).....................     156,983,572    204,319,488       21,919,171     107,540,999       112,271,953     14,509,031
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets.......................     188,501,540    371,610,422       84,121,918     266,535,124       257,982,752     64,992,148
Net assets:
 Beginning of year............     889,487,468    517,877,046    1,266,537,502   1,000,002,378       850,116,622    785,124,474
                                  -----------     ----------      -----------     -----------      ------------     ----------
 End of year..................  $1,077,989,008   $889,487,468   $1,350,659,420  $1,266,537,502    $1,108,099,374   $850,116,622
                                  ===========     ==========      ===========     ===========      ============     ==========
Undistributed net investment income included in net assets:
  Beginning of year...........    $ 22,239,184    $ 8,017,077     $ 91,003,300    $ 67,603,145      $ 23,389,762   $ 13,466,616
                                  ===========     ==========      ===========     ===========      ============     ==========
  End of year.................    $ 39,442,227   $ 22,239,184     $ 99,623,131    $ 91,003,300      $ 27,747,634   $ 23,389,762
                                  ===========     ==========      ===========     ===========      ============     ==========


                                             Templeton
                                        Pacific Growth Fund          Rising Dividends Fund            Utility Equity Fund
                                      ----------------------        ----------------------         -------------------------
                                        1996           1995           1996           1995            1996             1995
                                     ----------     ----------     ----------     ----------     ------------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...........   $ 5,661,152    $ 7,241,924    $ 9,955,580   $ 10,367,695     $ 54,454,052     $ 65,692,968
  Net realized gain (loss) from
 investments and foreign
 currency transactions............    (4,312,669)     6,009,137     31,514,069        251,515       82,602,515        2,816,631
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies...............    36,732,857     12,826,175     71,866,460     88,320,864      (53,557,473)     282,539,662
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase in net assets
 resulting from operations........    38,081,340     26,077,236    113,336,109     98,940,074       83,499,094      351,049,261
Distributions to shareholders from:
 Undistributed net investment
 income...........................   (10,991,812)    (6,625,094)   (10,368,611)    (8,063,908)     (65,540,030)     (70,961,297)
 Undistributed net realized capital
 gains............................    (6,370,262)    (2,753,036)            --             --               --               --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3).........................     4,104,011    (60,595,295)    31,202,926     62,448,084     (239,114,944)     (11,752,253)
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase (decrease) in
 net assets.......................    24,823,277    (43,896,189)   134,170,424    153,324,250     (221,155,880)     268,335,711
Net assets:
 Beginning of year................   331,935,881    375,832,070    463,253,277    309,929,027    1,423,446,200    1,155,110,489
                                     ----------     ----------     ----------     ----------     ------------      -----------
 End of year......................  $356,759,158   $331,935,881   $597,423,701   $463,253,277   $1,202,290,320   $1,423,446,200
                                     ==========     ==========     ==========     ==========     ============      ===========
Undistributed net investment income included in net assets:
  Beginning of year...............   $ 7,402,137    $ 6,796,802   $ 10,367,057    $ 8,063,270     $ 65,687,973     $ 70,953,514
                                     ==========     ==========     ==========     ==========     ============      ===========
  End of year.....................   $ 2,026,130    $ 7,402,137    $ 9,954,026   $ 10,367,057     $ 54,346,789     $ 65,687,973
                                     ==========     ==========     ==========     ==========     ============      ===========


for the years ended December 31, 1996 and 1995 (except as noted)

                                             Templeton Developing            Templeton Global             Templeton Global
                                              Markets Equity Fund               Growth Fund             Asset Allocation Fund
                                             ---------------------        ----------------------        --------------------
                                              1996           1995           1996          1995           1996           1995*
                                           ----------     ----------     ----------    ----------     ----------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................   $ 3,874,067    $ 2,632,898   $ 10,065,463   $ 6,108,912    $ 1,438,196     $ 251,964
  Net realized gain from investments
 and foreign currency transactions......     6,246,440      3,236,155      5,117,524     7,733,119        477,024        11,985
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies.....................    29,692,572     (2,382,349)    73,557,750    15,482,583      4,638,002       382,161
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets
 resulting from operations..............    39,813,079      3,486,704     88,740,737    29,324,614      6,553,222       646,110
Distributions to shareholders from:
 Undistributed net investment income....    (2,182,460)      (489,978)    (7,356,652)   (1,324,712)       (14,806)     (246,062)
 Undistributed net realized capital gains   (4,037,551)      (115,132)    (7,356,653)            --       (29,614)          --
Increase in net assets from capital share
 transactions (Note 3)..................    80,421,511     57,013,367    167,094,838   151,899,127     35,036,621    13,828,655
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets........   114,014,579     59,894,961    241,122,270   179,899,029     41,545,423    14,228,703
Net assets:
 Beginning of year......................   158,083,842     98,188,881    338,755,117   158,856,088     14,728,703       500,000
                                           ----------     ----------     ----------    ----------     ----------      ---------
 End of year............................  $272,098,421   $158,083,842   $579,877,387  $338,755,117    $56,274,126   $14,728,703
                                           ==========     ==========     ==========    ==========     ==========      =========
Undistributed net investment income included in net assets:
  Beginning of year.....................   $ 2,084,657      $ 758,368    $ 5,816,563   $ 1,454,896       $ (6,078)          $--
                                           ==========     ==========     ==========    ==========     ==========      =========
  End of year...........................   $ 3,577,713    $ 2,084,657   $ 10,394,157   $ 5,816,563    $ 1,460,392      $ (6,078)
                                           ==========     ==========     ==========    ==========     ==========      =========

*April 19, 1995 (effective date) to December 31, 1995.

                                                                                          Templeton
                                                                                        International    Mutual        Mutual
                                                                                           Smaller       Shares       Discovery
                                                                             Capital      Companies    Securities    Securities
                                                    Small Cap Fund         Growth Fund      Fund          Fund          Fund
                                                 ---------------------      ---------     ---------     ---------     ---------
                                                   1996         1995**       1996***       1996***      1996****      1996****
                                                ----------     ---------    ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income......................     $ 585,485      $ 33,213    $ 110,214     $ 141,365     $ 50,601       $ 24,287
  Net realized gain (loss) from investments
 and foreign currency transactions...........     6,726,182         2,754     (140,413)       (8,721)      (3,049)         1,860
  Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies...........    10,251,252       161,821    1,982,450     1,104,072      568,343        187,850
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets resulting
 from operations.............................    17,562,919       197,788    1,952,251     1,236,716      615,895        213,997
Distributions to shareholders from:
 Undistributed net investment income.........       (33,640)           --           --            --           --             --
 Undistributed net realized capital gains....        (2,727)           --           --            --           --             --
Increase in net assets from capital share
 transactions (Note 3).......................   140,140,940    12,853,690   42,714,460    15,018,322   27,061,027     15,203,733
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets.............   157,667,492    13,051,478   44,666,711    16,255,038   27,676,922     15,417,730
Net assets:
 Beginning of year...........................    13,301,478       250,000           --            --           --             --
                                                ----------     ---------    ---------     ---------     ---------     ---------
 End of year.................................  $170,968,970   $13,301,478  $44,666,711   $16,255,038  $27,676,922    $15,417,730
                                                ==========     =========    =========     =========     =========     =========
Undistributed net investment income included in net assets:
  Beginning of year..........................      $ 33,213           $--          $--           $--          $--            $--
                                                ==========     =========    =========     =========     =========     =========
  End of year................................     $ 578,335      $ 33,213    $ 109,751     $ 132,644     $ 50,601       $ 26,147
                                                ==========     =========    =========     =========     =========     =========

**November 1, 1995 (effective date) to December 31, 1995.
***May 1, 1996 (effective date) to December 31, 1996.
****November 8, 1996 (effective date) to December 31, 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is an open-end, management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-three separate funds (the Funds), all of which are diversified except for the Templeton Global Income Securities Fund. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life), which was formerly North American Life and Casualty Company (NALAC), and its affiliates. The investment objectives of each Fund are as follows:


                                                                                                  Capital Preservation
         Capital Growth                    Growth and Income             High Current Income         and Income
         -----------------------           ---------------------         ------------------          --------------
         Precious Metals Fund              Growth and Income Fund        Templeton Global Income     Money Market Fund
         Templeton Developing              Income Securities Fund         Securities Fund
          Markets Equity Fund              Real Estate Securities Fund   High Income Fund
         Templeton Global Growth Fund      Rising Dividends Fund         The U.S. Government
         Templeton International           Templeton Global Asset         Securities Fund
          Equity Fund                       Allocation Fund              Zero Coupon Fund - 2000
         Templeton Pacific Growth Fund     Utility Equity Fund           Zero Coupon Fund - 2005
         Small Cap Fund                    Mutual Shares Securities Fund Zero Coupon Fund - 2010
         Capital Growth Fund
         Templeton International
          Smaller Companies Fund
         Mutual Discovery Securities Fund

The Capital Growth Fund and the Templeton International Smaller Companies Fund became effective on May 1, 1996, and the Mutual Shares Securities Fund and the Mutual Discovery Securities Fund became effective November 8, 1996.

Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remained unchanged.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Investment Advisor. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

Portfolio securities in the Money Market Fund are valued at amortized cost, which approximates value. The Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

For the Money Market Fund, net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

For the Money Market Fund, distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are declared and reinvested daily in additional shares of the Fund at net asset value.

A portion of the distributions received by the funds from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatments of foreign currency transactions and defaulted securities -- see Note 7.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Funds, had been entered into on that date.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets.

j. Mortgage Dollar Rolls:

The U.S. Government Securities Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as collateralized financing transactions.

k. Options:

The Mutual Shares Securities Fund and the Mutual Discovery Securities Fund may buy listed call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Funds the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Templeton Global Income Securities Fund, Templeton Global Asset Allocation Fund, Mutual Shares Securities Fund and Mutual Discovery Securities Fund may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when they anticipate receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of December 31, 1996, the Templeton Global Income Securities Fund had the following forward currency contracts outstanding:


                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------         --------
                   21,500,000   Deutsche Mark...........    U.S. $13,925,321      02/03/97    U.S. $ (81,144)
                   21,500,000   Deutsche Mark...........          14,001,954      02/05/97            (6,222)
                                                                  ---------                         --------
                                                            U.S. $27,927,275                  U.S. $ (87,366)
                                                                  ---------                         --------
                  Unrealized gain on offsetting forward exchange contracts.....................      750,169
                   Net unrealized gain on forward exchange contracts...........................     $662,803
                                                                                                    ========
The Templeton Global Asset Allocation Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     110,000    Deutsche Mark...........       U.S. $ 71,246      02/03/97       U.S. $ (411)
                     110,000    Deutsche Mark...........              71,638      02/05/97               (27)
                                                                  ---------                          -------
                                                               U.S. $142,884                   U.S.   $ (438)
                                                                  ---------                          -------
                  Unrealized gain on offsetting forward exchange contracts.....................        5,521
                   Net unrealized gain on forward exchange contracts...........................       $5,083
                                                                                                     =======

2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)
The Mutual Shares Securities Fund had the following forward currency contracts outstanding:
                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date        Loss
                  ----------------------------                    ---------      ----------          -------
                     949,850    Great British Pounds....     U.S. $1,583,138      02/18/97     U.S. $(42,217)
                    1,043,371   French Francs...........             199,539      02/28/97            (2,374)
                    1,936,392   Norwegian Krone.........             300,705      03/10/97            (3,883)
                                                                  ---------                          -------
                                                             U.S. $2,083,382                   U.S. $(48,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(48,474)
                                                                                                     =======
The Mutual Discovery Securities Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     908,457    Great British Pounds....     U.S. $1,505,580      02/18/97     U.S. $(48,947)
                     202,980    Canadian Dollars........             150,702      05/30/97             1,133
                     104,068    Great British Pounds....             171,554      08/18/97            (5,556)
                    1,281,396   French Francs...........             247,871      02/28/97              (104)
                                                                  ---------                          -------
                                                             U.S. $2,075,707                   U.S. $(53,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(53,474)
                                                                                                     =======

3. TRUST SHARES

At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended December 31, 1996 and 1995 were as follows:

                                                    Templeton Global
                                                 Income Securities Fund         High Income Fund         Precious Metals Fund
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  1,774,907    $23,229,506   14,886,206    $203,832,754   5,826,772   $92,609,906
 Shares issued in reinvestment of distributions 1,374,371     17,028,466    2,553,925      32,664,699     200,533     3,054,106
 Shares redeemed.............................. (4,932,897)   (65,007,899) (12,349,882)   (170,154,224) (5,826,876)  (90,145,007)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (1,783,619)  $(24,749,927)   5,090,249    $ 66,343,229     200,429   $ 5,519,005
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,178,751    $14,989,802    3,955,751    $ 52,494,118     836,229   $11,648,578
 Shares issued in reinvestment of distributions   732,090      9,275,583    1,649,067      21,305,944     205,566     2,896,429
 Shares redeemed.............................. (2,840,995)   (36,191,941)  (4,087,131)    (54,161,612) (1,102,540)  (15,328,334)
 Net shares sold (redeemed) from exercise of
 exchange privilege........................... (1,862,284)   (23,470,003)   4,012,012      51,857,809  (1,350,012)  (17,982,259)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (2,792,438)  $(35,396,559)   5,529,699    $ 71,496,259  (1,410,757) $(18,765,586)
                                                 ========    ==========     =========    ===========    ========    ==========
                                                       Real Estate               U.S. Government
                                                     Securities Fund             Securities Fund        Zero Coupon Fund - 2000
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  4,215,417    $80,007,020    4,777,016    $ 64,263,777   1,346,751   $20,406,633
 Shares issued in connection with substitution
 transaction (Note 11)........................                             22,031,312     292,135,204
 Shares issued in reinvestment of distributions   541,263      9,713,587    3,298,082      41,654,771     517,344     7,413,544
 Shares redeemed.............................. (2,455,248)   (45,627,045) (13,383,651)   (179,598,763) (2,064,008)  (31,249,490)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................  2,301,432    $44,093,562   16,722,759    $218,454,989    (199,913) $ (3,429,313)
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,340,093    $20,990,418    4,057,377    $ 54,748,439   1,413,875   $20,777,927
 Shares issued in reinvestment of distributions   417,717      6,411,953    3,278,537      43,440,615     354,296     5,282,548
 Shares redeemed.............................. (1,401,583)   (22,032,486)  (7,126,939)    (95,628,635) (1,003,208)  (14,976,357)
 Net shares sold (redeemed) from exercise of
 exchange privilege...........................   (874,485)   (13,436,768)    (340,030)     (4,641,501)  1,045,976    15,280,289
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................   (518,258)  $ (8,066,883)    (131,055)   $ (2,081,082)  1,810,939   $26,364,407
                                                 ========    ==========     =========    ===========    ========    ==========

3. TRUST SHARES (cont.)

                                                Zero Coupon Fund - 2005   Zero Coupon Fund - 2010         Money Market Fund
                                                  -------------------      --------------------        ----------------------
                                                 Shares       Amount       Shares       Amount         Shares         Amount
                                                --------    ----------    --------    ----------     ----------     -----------
1996
 Shares sold.................................  1,047,318    $16,865,102   2,638,570   $42,320,073   624,484,193    $624,484,193
 Shares issued in reinvestment of distributions  282,342      4,218,190     361,957     5,201,331    22,025,506      22,025,506
 Shares redeemed............................. (1,065,563)   (17,133,778) (2,908,691)  (46,963,218) (667,126,739)   (667,126,739)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................    264,097    $ 3,949,514      91,836     $ 558,186   (20,617,040)  $ (20,617,040)
                                                ========    ==========    ========    ==========     ==========     ===========
1995
 Shares sold.................................    942,223    $14,600,167     909,048   $13,837,665   202,376,630    $202,376,630
 Shares issued in reinvestment of distributions  185,240      2,941,626     129,812     2,074,389    25,427,564      25,427,564
 Shares redeemed.............................   (421,198)    (6,606,649)   (493,484)   (7,588,835) (146,409,205)   (146,409,205)
 Net shares sold (redeemed) from exercise of
 exchange privilege..........................    338,466      5,033,461     718,072    11,271,657  (170,466,522)   (170,466,522)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................  1,044,731    $15,968,605   1,263,448   $19,594,876   (89,071,533)  $ (89,071,533)
                                                ========    ==========    ========    ==========     ==========     ===========


                                                                                                             Templeton
                                             Growth and Income Fund       Income Securities Fund      International Equity Fund
                                              ---------------------        ---------------------        ---------------------
                                             Shares         Amount        Shares         Amount        Shares         Amount
                                            ---------     -----------    ---------     -----------    ---------     -----------
1996
 Shares sold.............................   17,103,384   $291,261,819    12,978,656   $215,025,216   16,304,017    $233,298,562
 Shares issued in reinvestment of
 distributions...........................    6,313,033    100,945,400     4,981,081     78,053,545    4,023,601      56,451,117
 Shares redeemed.........................  (13,907,925)  (235,223,647)  (16,378,905)  (271,159,590) (12,410,252)   (177,477,726)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................    9,508,492   $156,983,572     1,580,832   $ 21,919,171    7,917,366    $112,271,953
                                            =========     ===========    =========     ===========    =========     ===========
1995
 Shares sold.............................    7,137,692   $109,151,094    10,113,056   $155,712,027    8,219,451    $106,471,518
 Shares issued in reinvestment of
 distributions...........................    1,706,740     25,447,497     4,534,250     68,557,863    2,362,655      30,525,501
 Shares redeemed.........................   (5,978,524)   (90,725,782)  (10,094,332)  (154,925,002)  (7,007,432)    (90,959,162)
 Net shares sold (redeemed) from
 exercise of exchange privilege..........   10,428,442    160,446,679     2,479,081     38,196,111   (2,536,715)    (31,528,826)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................   13,294,350   $204,319,488     7,032,055   $107,540,999    1,037,959    $ 14,509,031
                                            =========     ===========    =========     ===========    =========     ===========


                                                    Templeton                     Rising
                                                Pacific Growth Fund            Dividends Fund            Utility Equity Fund
                                               ---------------------        --------------------        ---------------------
                                               Shares        Amount        Shares        Amount        Shares         Amount
                                              ---------    -----------    --------     -----------    ---------     -----------
1996
 Shares sold..............................   11,017,347   $162,907,832    9,416,748   $128,553,979    4,951,179    $ 87,970,395
 Shares issued in reinvestment of
 distributions............................    1,175,496     17,362,074      776,095     10,368,611    3,882,703      65,540,030
 Shares redeemed..........................  (11,892,182)  (176,165,895)  (7,989,700)  (107,719,664) (22,222,999)   (392,625,369)
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................      300,661    $ 4,104,011    2,203,143   $ 31,202,926  (13,389,117)  $(239,114,944)
                                              =========    ===========    ========     ===========    =========     ===========
1995
 Shares sold..............................    2,230,611   $ 29,634,248    4,053,853   $ 46,217,013    5,042,256    $ 79,723,893
 Shares issued in reinvestment of
 distributions............................      711,543      9,378,130      726,478      8,063,909    4,578,148      70,961,297
 Shares redeemed..........................   (3,306,122)   (43,982,761)  (3,959,378)   (44,968,613) (10,979,441)   (173,993,280)
 Net shares sold (redeemed) from exercise
 of exchange privilege....................   (4,156,691)   (55,624,912)   4,683,755     53,135,775      787,401      11,555,837
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................   (4,520,659) $ (60,595,295)   5,504,708   $ 62,448,084     (571,636)  $ (11,752,253)
                                              =========    ===========    ========     ===========    =========     ===========

3. TRUST SHARES (cont.)

                                                    Templeton Developing              Templeton          Templeton Global Asset
                                                     Markets Equity Fund         Global Growth Fund         Allocation Fund*
                                                    --------------------        --------------------       ------------------
                                                    Shares       Amount        Shares        Amount       Shares       Amount
                                                   ---------   ----------     ---------    ----------    --------    ----------
1996
 Shares sold....................................  12,008,203  $131,040,673   16,172,059   $204,037,772  3,324,255   $37,900,419
 Shares issued in reinvestment of distributions.     568,038     6,220,011    1,172,375     14,713,305      3,931        44,420
 Shares redeemed................................  (5,266,029)  (56,839,173)  (4,156,855)   (51,656,239)  (258,845)   (2,908,218)
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   7,310,212  $ 80,421,511   13,187,579   $167,094,838  3,069,341   $35,036,621
                                                   =========   ==========     =========    ==========    ========    ==========
1995
 Shares sold....................................   4,586,720  $ 44,019,390   11,202,768   $124,502,270    514,807   $ 5,313,984
 Shares issued in reinvestment of distributions.      61,746       605,110      119,022      1,324,712     23,479       246,062
 Shares redeemed................................  (1,121,485)  (10,897,349)  (1,972,050)   (22,039,520)  (213,358)   (2,230,197)
 Net shares sold (redeemed) from exercise of
 exchange privilege.............................   2,365,581    23,286,216    4,330,050     48,111,665  1,025,022    10,498,806
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   5,892,562  $ 57,013,367   13,679,790   $151,899,127  1,349,950   $13,828,655
                                                   =========   ==========     =========    ==========    ========    ==========

                                                                                                                Templeton
                                                                                                          International Smaller
                                                        Small Cap Fund**        Capital Growth Fund***      Companies Fund***
                                                      --------------------        ------------------       ------------------
                                                      Shares        Amount       Shares      Amount       Shares       Amount
                                                     ---------    ----------    --------    ---------    --------    ----------
1996
 Shares sold......................................  17,929,579   $214,314,899  4,551,652   $49,307,053  1,887,934   $19,652,954
 Shares issued in reinvestment of distributions...       2,914         36,368         --            --         --            --
 Shares redeemed..................................  (6,275,212)   (74,210,327)  (620,824)   (6,592,593)  (442,675)   (4,634,632)
                                                     ---------    ----------    --------    ---------    --------    ----------
Net increase......................................  11,657,281   $140,140,940  3,930,828   $42,714,460  1,445,259   $15,018,322
                                                     =========    ==========    ========    =========    ========    ==========
1995
 Shares sold......................................     190,530    $ 1,922,288
 Shares redeemed..................................      (5,971)       (60,260)
 Net shares sold (redeemed) from exercise of
 exchange privilege...............................   1,089,229     10,991,662
                                                     ---------    ----------
Net increase......................................   1,273,788   $ 12,853,690
                                                     =========    ==========

                                                                                      Mutual Shares         Mutual Discoveries

                                                                                   Securities Fund****      Securities Fund****
                                                                                   ------------------        -----------------
                                                                                  Shares       Amount      Shares      Amount
                                                                                 --------     ---------    -------    ---------
1996
 Shares sold................................................................... 2,673,916   $27,061,180   1,510,497  $15,203,733
 Shares redeemed...............................................................       (15)         (153)         --           --
                                                                                 --------     ---------    -------    ---------
Net increase................................................................... 2,673,901   $27,061,027   1,510,497  $15,203,733
                                                                                 ========     =========    =======    =========

*For the period April 19, 1995 (effective date) to December 31, 1995. **For the period November 1, 1995 (effective date) to December 31, 1995. ***For the period
May 1, 1996 (effective date) to December 31, 1996. ****For the period November
8, 1996 (effective date) to December 31, 1996.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1996, for tax purposes, the Funds had accumulated net realized capital gains or capital loss carryovers as follows:

                                                                     High      Real Estate   Zero Coupon Zero Coupon Zero Coupon
                                                                  Income FundSecurities Fund Fund - 2000 Fund - 2005 Fund - 2010
                                                                   --------    ----------     --------    --------    --------
Accumulated net realized gains .................................  $1,211,890     $5,025,389    $183,688      $16,721     $38,764
                                                                   ========    ==========     ========    ========    ========




4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

                                                                                          Templeton
                                                              Growth and     Income     International    Rising        Utility
                                                              Income FundSecurities Fund Equity Fund Dividends Fund  Equity Fund
                                                               ---------   ----------     --------     ----------     ---------
Accumulated net realized gains .............................  $37,745,691   $21,370,923  $49,651,484    $16,997,806  $75,189,259
                                                               =========   ==========     ========     ==========     =========
                                                                                Templeton
                                                                               Developing   Templeton    Templeton
                                                                                 Markets     Global    Global Asset      Small
                                                                               Equity Fund Growth FundAllocation Fund  Cap Fund
                                                                                --------    --------    ----------     --------
Accumulated net realized gains ..............................................  $6,195,420  $3,597,282       $428,295  $6,794,002
                                                                                ========    ========    ==========     ========
                                                                                                         Templeton    Templeton
                                                     Precious  U.S. Government    Money      Capital   Global Income   Pacific
                                                    Metals FundSecurities Fund Market Fund Growth FundSecurities FundGrowth Fund
                                                     --------    -----------    --------    --------    ----------    --------
Capital loss carryovers
Expiring in:1999                                          $ --         $   --        $ --        $ --            $--   $      --
            2000..................................          --             --         418          --             --          --
            2001..................................          --             --         523          --             --          --
            2002..................................          --     14,789,560       7,568          --             --     402,770
            2003..................................          --        826,481          --          --             --   3,643,075
            2004..................................     146,066             --          --      52,275      1,767,518          --
                                                     --------    -----------    --------    --------    ----------    --------
                                                      $146,066    $15,616,041      $8,509     $52,275     $1,767,518  $4,045,845
                                                     ========    ===========    ========    ========    ==========    ========

From November 1, 1996 through December 31, 1996, U.S. Government Securities Fund, Zero Coupon Fund - 2010 and the Capital Growth Fund incurred $251,966, $104,679 and $87,675 respectively of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at December 31, 1996 by $4,168 in Zero Coupon Fund - 2005, $314,203 in Zero Coupon Fund - 2010, $9,777 in Growth and Income Fund, $3,990,227 in Templeton International Equity Fund, $103,600 in Templeton Developing Markets Equity Fund, $3,555,239 in Templeton Pacific Growth Fund, $296,116 in Rising Dividends Fund, $13,347 in Templeton Global Growth Fund and $62,705 in Small Cap Fund.


5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1996 were as follows:


                                               Templeton
                                             Global Income     High        Precious    Real Estate  U.S. Government  Zero Coupon
                                            Securities Fund Income Fund   Metals FundSecurities FundSecurities Fund***Fund - 2000
                                              ----------    ----------     ---------   ----------     -----------     ---------
Purchases .................................  $303,821,574  $157,706,146  $33,953,802    $60,858,072     $76,112,140    $ 764,880
Sales .....................................  $329,230,918  $ 99,365,626  $24,601,239    $23,484,427     $88,321,362  $10,968,281

                                                                                           Income       Templeton     Templeton
                                                Zero Coupon  Zero Coupon  Growth and     Securities   International    Pacific
                                                Fund - 2005  Fund - 2010  Income Fund       Fund       Equity Fund   Growth Fund
                                                 --------     ---------   ----------     ----------    ----------     ---------
Purchases ....................................  $2,227,312  $12,568,420   $331,534,066  $317,604,964   $254,455,666  $46,046,765
Sales ........................................  $1,654,344  $14,093,296   $207,828,875  $175,661,249   $236,211,877  $47,657,087

                                                                          Templeton
                                                                         Developing     Templeton      Templeton
                                               Rising         Utility      Markets       Global      Global Asset      Small
                                           Dividends Fund   Equity Fund  Equity Fund   Growth Fund Allocation Fund*  Cap Fund
                                             ----------     ----------    ---------    ----------     -----------   ----------
Purchases ................................  $203,203,223   $375,683,901  $96,882,928  $186,654,274     $42,047,805  $182,121,699
Sales ....................................  $130,165,631   $515,672,768  $25,351,495  $ 50,224,188     $13,415,348  $ 50,911,175

                                                                                           Templeton       Mutual       Mutual
                                                                                         International     Shares      Discovery
                                                                            Capital    Smaller Companies Securities   Securities
                                                                         Growth Fund*        Fund*         Fund**       Fund**
                                                                           ---------     ------------     ---------    --------
Purchases ..............................................................  $36,587,181       $8,897,257   $17,263,507  $9,516,603
Sales ..................................................................    $ 659,799          $ 1,860     $ 147,893     $ 8,010


*For the period May 1, 1996 (effective date) to December 31, 1996.
**For the period November 8, 1996 (effective date) to December 31, 1996. ***Excludes purchase and sales related to the liquidaton of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund, except the Templeton International Equity Fund, the Templeton Pacific Growth Fund, the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Small Cap Fund, Capital Growth Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund, as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.625 of 1%    First $100 million
     0.500  of 1%   over  $100  million,  up to and  including  $250 million
     0.450  of 1%   over  $250  million,  up to  and  including  $10 billion

Fees are further reduced on net assets over $10 billion.

Under the terms of a separate management agreement with Templeton International Equity Fund and the Templeton Pacific Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under the terms of a separate management agreement with the Small Cap Fund and Capital Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%    First $500 million
     0.625 of 1%    over  $500  million, up to and  including $1 billion
     0.500 of 1%    over $1 billion

Under the terms of a separate management agreement with the Rising Dividends Fund, Franklin Advisory Services, Inc. (Advisory) receives fees computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%     First $500 million
     0.625 of 1%     over  $500  million,  up to and  including $1 billion
     0.500 of 1%     over $1 billion

Templeton Global Advisers Ltd. (TGAL) serves as the investment advisor for the Templeton Global Growth Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

TGAL serves as the investment advisor for the Templeton Global Asset Allocation Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.650 of 1%    First $200 million
     0.585 of 1%    over $200 million, up to and including $1.3 billion
     0.520 of 1%    over $1.3 billion

Templeton Investment Counsel, Inc. (TICI) serves as the investment advisor for the Templeton International Smaller Companies Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.850 of 1%    First $200 million
     0.765 of 1%    over  $200  million, up to and including $1.3 billion
     0.680 of 1%    over $1.3 billion


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Franklin Mutual Advisers, Inc. (Franklin Mutual) serves as the investment advisor for the Mutual Discovery Fund and the Mutual Shares Fund and receives a monthly fee equal to an annual rate of .80 and .60 of 1%, respectively, of average daily net assets.

Templeton Asset Management, Ltd. (TAML) serves as the investment advisor for the Templeton Developing Markets Equity Fund and receives a monthly fee equal to an annual rate of 1.25 of 1% of the average daily net assets.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds, except for the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

Under an agreement with Advisory, FT Services provides administrative services and facilities for the Rising Dividends Fund. The fee is paid by Advisory and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TGAL, FT Services provides administrative services and facilities for the Templeton Global Growth Fund. The fee is paid by TGAL and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TAML, FT Services provides administrative services and facilities for the Templeton Developing Markets Equity Fund. The fee is paid by TAML and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Franklin Templeton Services, Inc., (FT Services) serves as the business manager for the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, the Mutual Discovery Fund and the Mutual Shares Fund. FT Services receives fees from the funds computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.150 of 1%    First $200 million
     0.135 of 1%    over $200 million, up to and including $700 million
     0.100 of 1%    over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the Templeton International Equity Fund and Templeton Pacific Growth Fund, and receives from Advisers fees computed monthly based on the average daily net assets of each Fund as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.50 of 1%     First $100 million
     0.40 of 1%     over $100 million, up to and including $250 million
     0.30 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides services to the Templeton Global Asset Allocation Fund and receives from TGAL fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.250 of 1%    First $200 million
    0.225 of 1%    over  $200  million,  up to  and  including  $1.3 billion
    0.200 of 1%    over $1.3 billion

Under a subadvisory agreement, TICI provides services to the Templeton Global Income Securities Fund and receives from Advisers fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.350 of 1%    First $100 million
    0.250 of 1%    over  $100  million,  up to  and  including  $250 million
    0.200 of 1%    over $250 million

Advisers agreed in advance to waive a portion of the management fees for the Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010, and Money Market Fund, aggregating $1,141,337.

b. Distribution Plans:

The management agreements between the Funds, Advisers, TGAL and TAML include distribution plans pursuant to Rule 12b-1 under the 1940 Act. However, no payments were made by any Fund as a result of the plans.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Shareholder Services Agreement:

Franklin/Templeton Investors Services, Inc. (Investors Services), under the terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the service.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, Advisory, Franklin Mutual, Investor Services, TGAL, TAML, TICI, FT Services, (all wholly-owned subsidiaries of Franklin Resources, Inc.), and/or Allianz Life.


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 85.7% and 41.1%, respectively, of their portfolios invested in lower rated and comparable quality unrated securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds in the period in which the default occurs.

At December 31, 1996, the High Income Fund held one defaulted security issued by one company with a value aggregating $72,821 representing .02% of the Fund's net assets. The Income Securities Fund held one defaulted security issued by one company with a value aggregating $88,375 representing .01% of the Fund's net assets.

There are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

     The Templeton International Equity Fund has investments in excess of 10% of its net assets in Sweden and United Kingdom.

     The Templeton Pacific Growth Fund has investments in excess of 10% of its net assets in Australia, Hong Kong and Japan.

     The Templeton Developing Markets Equity Fund has investments in excess of 10% of its net assets in Argentina, Hong Kong and Mexico.

     The High Income Fund has investments in excess of 10% of its net assets in Cable Television industry.

     The Templeton Global Income Securities Fund has investments in excess of 10% of its net assets in Italy and United Kingdom.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES Investment of 5% or more of an issuer's outstanding voting securities held by any of the Funds are defined in the Investment Company Act of 1940 as affiliated companies. The investments in such companies at December 31, 1996 were as follows:


                                                                                        Purchase      Market      Dividend
      Fund                                       Affiliate                                Cost         Value       Income
      ------------------------------             --------------------------             --------     --------      -------
      Income Securities Fund ..................  Tanger Factory Outlet Centers, Inc.   $9,718,888  $9,775,850    $742,424
      Income Securities Fund ..................  Anacomp, Inc. .....................    1,902,683    1,616,895           0

9. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1(a). At December 31, 1996, the Funds held restricted securities as follows:

Real Estate Securities Fund (1.7% of net assets)


                 Shares   Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
                 511,400  Pacific Retail Trust ...........................     08/30/96    $5,625,400  $5,625,400

Income Securities Fund (0.5% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                 419,424  Bibb Co. .......................................    03/30/93 -   $6,112,066  $3,171,894
                                                                              09/08/94



9. RESTRICTED SECURITIES (cont.)

Income Securities Fund (0.5% of net assets)

                  Face    Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
               3,781,280  Del Monte Corp. ................................     09/11/96    $3,935,678  $3,781,280

High Income Fund (0.2% of net assets)

                  Face
                 -------  -------------------------------------               ----------    --------    --------
               1,124,010  Del Monte Corp. ................................     09/11/96    $1,124,010  $1,124,010

Mutual Shares Securities Fund (1.0% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                  12,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 240,000   $ 283,500

Mutual Discovery Securities Fund (1.2% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                   8,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 160,000   $ 189,000


10. OTHER CONSIDERATIONS

As the Investment Advisor of the High Income Fund and Income Securities Fund, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committee for Forstmann Textile, Inc. and therefore may be in possession of certain material non-public information. Advisers has not sold, nor does it intend to sell, any of the Fund's holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.


11. LIQUIDATION OF INVESTMENT GRADE INTERMEDIATE BOND FUND AND ADJUSTABLE U.S. GOVERNMENT FUND

On October 25, 1996, as a result of a substitution transaction, the U.S. Goverment Securities Fund acquired all of the net assets of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund pursuant to a plan of liquidation approved by the Board on October 18, 1996. In connection with this liquidation, the U.S. Government Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating funds in exchange for capital shares with an equivalent value.

The net assets acquired and shares issued by the U.S. Government Securities Fund on October 25, 1996 were as follows:


                                                                                                               Shares Issued by
                                                                                                Net Assets   U.S. Gov't Sec. Fund
                                                                                                ----------       -------------
Investment Grade Intermediate Bond Fund.....................................................    $145,186,632          10,949,218
Adjustable U.S. Government Securities Fund..................................................     146,948,572          11,082,094
                                                                                                ----------       -------------
Total.......................................................................................    $292,135,204          22,031,312
                                                                                                ==========       =============

12. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period, by Fund, are as follows:


                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Templeton Global Income Securities Fund
1992   $12.59$  .260$   (.293) $  (.033) $(.404) $(.153) $ (.557)  $12.00   (.40)%   $ 75,062  .67%    4.72%    92.22%     --
1993    12.00   .500    1.471     1.971   (.499)  (.162)   (.661)   13.31  16.68      206,594  .73     7.56     59.98      --
1994    13.31   .860   (1.520)    (.660)  (.326)  (.134)   (.460)   12.19  (4.99)     254,311  .71     7.99     79.38      --
1995    12.19   .290    1.469     1.759   (.489)    --     (.489)   13.46  14.68      243,194  .64     7.59    152.89      --
1996    13.46  1.018     .167     1.185  (1.035)    --    (1.035)   13.61   9.56      221,722  .61     7.30    140.96      --

High Income Fund
1992    10.62   .380    1.306     1.686   (.536)    --     (.536)   11.77  16.21       67,991  .68     9.76     33.36      --
1993    11.77   .370    1.446     1.816   (.456)    --     (.456)   13.13  15.71      196,972  .64     8.18     21.06      --
1994    13.13   .880   (1.180)    (.300)  (.546)  (.074)   (.620)   12.21  (2.26)     255,036  .60     9.45     22.94      --
1995    12.21  1.060    1.301     2.361   (.911)    --     (.911)   13.66  19.76      360,904  .56     9.63     20.65      --
1996    13.66  1.200     .564     1.764  (1.200)  (.064)  (1.264)   14.16  13.90      446,096  .54     9.63     27.16      --

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Precious Metals Fund
1992   $10.71$  .100  $(1.140)  $(1.040) $(.310)   $--$    (.310)  $ 9.36 (10.13)%   $ 13,827  .69%    2.23%     --  %     --
1993     9.36   .030    5.159     5.189   (.089)    --     (.089)   14.46  55.62       73,575  .68     1.58       .01      --
1994    14.46   .160    (.453)    (.293)  (.077)    --     (.077)   14.09  (2.01)     125,078  .68     1.63      7.66      --
1995    14.09   .220     .111      .331   (.196)  (.145)   (.341)   14.08   2.35      105,109  .66     1.40     15.66      --
1996    14.08   .150     .436      .586   (.196)  (.180)   (.376)   14.29   4.00      109,579  .65     1.00     21.77     .0221

Real Estate Securities Fund
1992    11.65   .140    1.244     1.384   (.244)    --     (.244)  $12.79  12.12       14,859  .69     4.50      2.76      --
1993    12.79   .090    2.329     2.419   (.169)    --     (.169)   15.04  19.01       92,678  .67     4.05      5.84      --
1994    15.04   .380     .060      .440   (.170)    --     (.170)   15.31   2.89      195,697  .62     4.00     11.73      --
1995    15.31   .780    1.833     2.613   (.523)    --     (.523)   17.40  17.53      213,473  .59     4.74     22.15      --
1996    17.40   .789    4.738     5.527   (.777)    --     (.777)   22.15  32.82      322,721  .57     4.80     10.32     .0519

U.S. Government Securities Fund
1992    12.72   .520     .434      .954   (.425)  (.009)   (.434)   13.24   7.69      371,828  .59     7.07     28.64      --
1993    13.24   .500     .771     1.271   (.512)  (.079)   (.591)   13.92   9.71      684,303  .54     6.06    145.11      --
1994    13.92   .960   (1.590)    (.630)  (.668)  (.052)   (.720)   12.57  (4.55)     579,039  .53     6.87     18.25***   --
1995    12.57   .930    1.461     2.391   (.961)    --     (.961)   14.00  19.46      643,165  .52     6.72     18.68***   --
1996    14.00   .750    (.308)     .442   (.972)    --     (.972)   13.47   3.62      843,858  .51     6.66     12.93***

Zero Coupon Fund - 2000
1992    13.26   .570     .577     1.147   (.527)    --     (.527)   13.88   9.04       48,217  .257    6.97      9.10      --
1993    13.88   .660    1.549     2.209   (.618)  (.031)   (.649)   15.44  16.15       76,916  .377    5.88      7.02      --
1994    15.44   .680   (1.710)   (1.030)  (.691)  (.099)   (.790)   13.62  (6.76)      94,230  .407    6.37      --        --
1995    13.62   .750    2.029     2.779   (.669)    --     (.669)   15.73  20.67      137,357  .407    6.14      1.63      --
1996    15.73   .980    (.650)     .330   (.861)  (.009)   (.870)   15.19   2.43      129,601  .407    6.14       .58      --

Zero Coupon Fund - 2005
1992    12.91   .650     .670     1.320   (.610)    --     (.610)   13.62  10.81       18,295  .257    7.46     19.48      --
1993    13.62   .440    2.547     2.987   (.521)  (.006)   (.527)   16.08  22.21       42,998  .377    5.67     16.59      --
1994    16.08   .710   (2.240)   (1.530)  (.602)  (.188)   (.790)   13.76  (9.60)      51,499  .407    6.53      2.00      --
1995    13.76   .780    3.525     4.305   (.685)    --     (.685)   17.38  31.76       83,222  .407    6.19      1.72      --
1996    17.38   .958   (1.127)    (.169)  (.861)    --     (.861)   16.35  (0.50)      82,603  .407    6.15      2.06      --

Zero Coupon Fund - 2010
1992    12.84  1.210     .026     1.236   (.726)    --     (.726)   13.35  10.31       13,431  .257    7.64     54.50      --
1993    13.35   .500    2.805     3.305   (.937)  (.038)   (.975)   15.68  25.47       29,189  .257    5.89     36.63      --
1994    15.68   .550   (2.270)   (1.720)  (.632)  (.308)   (.940)   13.02 (10.97)      45,361  .407    6.57      4.34      --
1995    13.02   .760    4.749     5.509   (.489)    --     (.489)   18.04  42.79       85,633  .407    6.41     31.45      --
1996    18.04  1.024   (1.658)    (.634)  (.878)  (.238)  (1.116)   16.29  (2.69)      78,816  .407    6.24     16.10      --

Money Market Fund
1992     1.00   .030     --        .030   (.030)    --     (.030)    1.00   3.06       86,907  .69     2.99      --        --
1993     1.00   .030     --        .030   (.030)    --     (.030)    1.00   2.54      131,534  .66     2.53      --        --
1994     1.00   .040     --        .040   (.040)    --     (.040)    1.00   3.82      518,618  .467    4.05      --        --
1995     1.00   .060     --        .060   (.060)    --     (.060)    1.00   5.74      429,547  .407    5.58      --        --
1996     1.00   .050     --        .050   (.050)    --     (.050)    1.00   5.16      408,930  .437    5.04      --        --

Growth and Income Fund
1992    12.11   .080     .721      .801   (.121)    --     (.121)   12.79   6.73      231,659  .62     1.44     25.22      --
1993    12.79   .090    1.221     1.311   (.111)    --     (.111)   13.99  10.32      371,484  .58     1.00     41.56      --
1994    13.99   .190    (.470)    (.280)  (.094)  (.196)   (.290)   13.42  (3.41)     517,877  .54     1.81     99.21      --
1995    13.42   .410    3.915     4.325   (.196)  (.409)   (.605)   17.14  32.83      889,487  .52     3.30    116.54      --
1996    17.14   .620    1.633     2.253   (.406) (1.437)  (1.843)   17.55  14.19    1,077,989  .50     4.06     23.01     .0407

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Income Securities Fund
1992   $12.82$  .400  $ 1.266    $1.666$  (.592)$ (.244)$  (.836)  $13.65  13.20%   $ 182,993  .67%    7.44%    12.59%     --
1993    13.65   .330    2.177     2.507   (.312)  (.045)   (.357)   15.80  18.59      737,942  .56     6.66     10.12      --
1994    15.80   .820   (1.799)    (.979)  (.444)  (.067)   (.511)   14.31  (6.27)   1,000,002  .54     7.27     13.33      --
1995    14.31  1.160    1.960     3.120   (.888)  (.072)   (.960)   16.47  22.40    1,266,538  .51     8.05     33.14      --
1996    16.47  1.320     .438     1.758   (.873)  (.145)  (1.018)   17.21  11.28    1,350,659  .50     7.96     15.28     .0519

Templeton International Equity Fund
19921   10.00   .140    (.380)    (.240)   --       --      --       9.76  (2.40)      13,662 1.77*    3.91*    21.78      --
1993++   9.76   .180    2.598     2.778   (.038)    --     (.038)   12.50  28.56      310,146 1.12     1.58     29.50      --
1994    12.50   .190    (.080)     .110   (.035)  (.065)   (.100)   12.51    .87      785,124  .99     2.17     12.22      --
1995    12.51   .370     .939     1.309   (.223)  (.276)   (.499)   13.32  10.59      850,117  .92     2.87     16.42      --
1996    13.32   .400    2.575     2.975   (.380)  (.465)   (.845)   15.45  22.98    1,108,099  .89     3.07     27.52     .0140

Templeton Pacific Growth Fund
19921   10.00   --      (.120)    (.120)   --       --      --       9.88  (1.20)       5,788 1.317     --       8.41      --
1993     9.88   .050    4.680     4.730    --       --      --      14.61  47.87      215,882 1.14     1.29     12.36      --
1994    14.61   .220   (1.500)   (1.280)  (.031)  (.059)   (.090)   13.24  (8.79)     375,832 1.07     2.04      4.29      --
1995    13.24   .330     .705     1.035   (.258)  (.107)   (.365)   13.91   7.97      331,936 1.01     2.08     36.06      --
1996    13.91   .214    1.331     1.545   (.440)  (.255)   (.695)   14.76  11.10      356,759  .99     1.51     12.85     .0092

Rising Dividends Fund
19921   10.00   .060     .920      .980    --       --      --      10.98   9.80       97,687  .677    2.11*     5.22      --
1993    10.98   .140    (.522)    (.382)  (.028)    --     (.028)   10.57  (3.48)     299,730  .79     2.31     13.58      --
1994    10.57   .260    (.690)    (.430)  (.170)    --     (.170)    9.97  (4.08)     309,929  .80     2.71     24.07      --
1995     9.97   .270    2.661     2.931   (.241)    --     (.241)   12.66  29.74      463,253  .78     2.72     18.72      --
1996    12.66   .250    2.769     3.019   (.279)    --     (.279)   15.40  24.18      597,424  .76     1.96     27.97     .0505

Utility Equity Fund
1992    14.86   .350     .915     1.265   (.305)    --     (.305)   15.82   8.69      667,118  .55     5.18       .13      --
1993    15.82   .380    1.279     1.659   (.338)  (.001)   (.339)   17.14  10.54    1,589,634  .51     4.47      4.80      --
1994    17.14   .950   (2.940)   (1.990)  (.620)  (.110)   (.730)   14.42 (11.56)   1,155,110  .52     5.58     11.74      --
1995    14.42   .840    3.542     4.382   (.902)    --     (.902)   17.90  31.35    1,423,446  .50     5.14     13.27      --
1996    17.90   .910     .285     1.195   (.915)    --     (.915)   18.18   7.07    1,202,290  .50     4.20     29.69     .0252

Templeton Developing Markets Equity Fund
19942   10.00   .070    (.510)    (.440)   --       --      --       9.56  (4.40)      98,189 1.53*    1.85*     1.15      --
1995     9.56   .090     .180      .270   (.040)  (.010)   (.050)    9.78   2.77      158,084 1.41     2.01     19.96      --
1996     9.78   .123    1.972     2.095   (.100)  (.185)   (.285)   11.59  21.59      272,098 1.49     1.68     12.42     .0025

Templeton Global Growth Fund
19942   10.15   .070     .260      .330    --       --      --      10.48   3.25      158,856 1.14*    2.49*     7.14      --
1995    10.48   .160    1.170     1.330   (.060)    --     (.060)   11.75  12.72      338,755  .97     2.46     30.92      --
1996    11.75   .251    2.209     2.460   (.205)  (.205)   (.410)   13.80  21.28      579,877  .93     2.20     12.32     .0096

Templeton Global Asset Allocation Fund
19953   10.00   .180     .520      .700   (.180)    --     (.180)   10.52   7.01       14,729  .90*    3.84*    30.00      --
1996    10.52   .336    1.749     2.085   (.005)  (.010)   (.015)   12.59  19.84       56,269  .86     4.21     52.35     .0028

Small Cap Fund
19954   10.00   .030     .210      .240    --       --      --      10.24   2.30       13,301  .90*    2.70*    16.04      --
1996    10.24   .023    2.941     2.964   (.004)    --     (.004)   13.20  28.95      170,969  .77      .63     63.72     .0518

Capital Growth Fund
19965   10.00   .030    1.330     1.360    --       --      --      11.36  13.60       44,667  .77*     .96*     3.91     .0567

Templeton International Smaller Companies Fund
19965   10.00   .091    1.159     1.250    --       --       --     11.25  12.50       16,255 1.16*    2.51*     --       .0031

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Mutual Shares Securities Fund
19966  $10.00$ .019$ .331    $ .350       $--      $--      $--    $10.35   3.50%    $ 27,677 1.00%*   2.56%*   1.31%     .0410
Mutual Discovery Securities Fund
19966   10.00   .016     .192      .210    --       --      --      10.21   2.10       15,418 1.37*    2.11*      .14     .0300

*Annualized

***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

****Represents the
average broker commission rate per share paid by the Fund in connection wih the execution of the Fund's portfolio transactions in equity securities.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment and capital gains, if any, at net asset value and is not annualized.
++Per share amounts have been calculated using the average shares outstanding during the period.
1For the period January 27, 1992 (effective date) to December 31, 1992.
2For the period March 15, 1994 (effective date) to December 31, 1994.
3For the period April 19, 1995 (effective date) to December 31, 1995.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5For the period May 1, 1996 (effective date) to December 31, 1996.
6For the period November 8, 1996 (effective date) to December 31, 1996.
7During the periods indicated below, Advisers, the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                            Ratio of Expenses
                                          to average net assets
Adjustable U.S. Government Fund
1992                                              0.62%
Zero Coupon Fund - 2000
1992                                              0.68
1993                                              0.67
1994                                              0.66
1995                                              0.63
1996                                              0.62
Zero Coupon Fund - 2005
1992                                              0.69
1993                                              0.67
1994                                              0.68
1995                                              0.66
1996                                              0.65

                                            Ratio of Expenses
                                          to average net assets
Zero Coupon Fund - 2010
1992                                              0.69%
1993                                              0.68
1994                                              0.68
1995                                              0.66
1996                                              0.65
Money Market Fund
1994                                              0.54
1995                                              0.53
1996                                              0.53
Templeton Pacific Growth Fund
19921                                             2.57*
Rising Dividends Fund
19921                                             0.76*

FRANKLIN VALUEMARK FUNDS

Report of Independent Accountants



To the Shareholders and Board of Trustees

of Franklin Valuemark Funds:

We have audited the accompanying statements of assets and liabilities of each of the twenty-three funds comprising the Franklin Valuemark Funds, including each Fund's statement of investments in securities and net assets, as of December 31, 1996, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Valuemark Funds as of December 31, 1996, the results of their operations, changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P

San Francisco, California

February 4, 1997



Franklin Valuemark Annual Report December 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 1000 Index and the S&P 500, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending      Fund        Index         Index
5/1/96          $10,000      $10,000       $10,000
5/31/96         $10,220      $10,258       $10,240
6/30/96         $10,180      $10,297       $10,251
7/31/96         $ 9,790       $9,842        $9,757
8/31/96         $10,180      $10,050       $10,023
9/30/96         $10,910      $10,615       $10,586
10/31/96        $10,880      $10,908       $10,820
11/30/96        $11,750      $11,733       $11,618
12/31/96        $11,360      $11,501       $11,430


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.

Period Ending      Fund           Index             Index
1/24/89         $10,000         $10,000           $10,000
1/31/89         $10,020         $10,165           $10,011
2/28/89         $10,080          $9,912           $10,052
3/31/89         $10,150         $10,143           $10,110
4/30/89         $10,210         $10,669           $10,176
5/31/89         $10,280         $11,101           $10,234
6/30/89          $9,990         $11,038           $10,259
7/31/89         $10,530         $12,035           $10,283
8/31/89         $11,020         $12,271           $10,300
9/30/89         $10,680         $12,220           $10,333
10/31/89        $10,040         $11,937           $10,382
11/30/89        $10,110         $12,180           $10,407
12/31/89        $10,290         $12,473           $10,424
1/31/90          $9,760         $11,636           $10,531
2/28/90          $9,920         $11,786           $10,581
3/31/90         $10,159         $12,098           $10,639
4/30/90          $9,958         $11,797           $10,656
5/31/90         $10,824         $12,947           $10,680
6/30/90         $10,693         $12,860           $10,738
7/31/90         $10,623         $12,819           $10,779
8/31/90          $9,736         $11,660           $10,878
9/30/90          $9,343         $11,093           $10,969
10/31/90         $9,242         $11,045           $11,035
11/30/90         $9,776         $11,758           $11,060
12/31/90        $10,048         $12,086           $11,060
1/31/91         $10,683         $12,613           $11,126
2/28/91         $11,127         $13,515           $11,143
3/31/91         $11,147         $13,842           $11,159
4/30/91         $11,177         $13,876           $11,176
5/31/91         $11,600         $14,474           $11,210
6/30/91         $10,853         $13,811           $11,242
7/31/91         $11,243         $14,454           $11,259
8/31/91         $11,623         $14,797           $11,292
9/30/91         $11,541         $14,550           $11,341
10/31/91        $11,664         $14,745           $11,358
11/30/91        $11,161         $14,150           $11,391
12/31/91        $12,054         $15,769           $11,399
1/31/92         $12,577         $15,476           $11,416
2/29/92         $12,587         $15,676           $11,457
3/31/92         $12,125         $15,370           $11,516
4/30/92         $12,146         $15,822           $11,532
5/31/92         $12,218         $15,899           $11,548
6/30/92         $11,943         $15,662           $11,590
7/31/92         $12,295         $16,303           $11,614
8/31/92         $12,119         $15,969           $11,647
9/30/92         $12,420         $16,156           $11,679
10/31/92        $12,658         $16,211           $11,720
11/30/92        $13,135         $16,762           $11,736
12/31/92        $13,260         $16,968           $11,728
1/31/93         $13,363         $17,110           $11,786
2/28/93         $13,280         $17,343           $11,827
3/31/93         $13,653         $17,709           $11,868
4/30/93         $13,477         $17,281           $11,902
5/31/93         $13,840         $17,742           $11,918
6/30/93         $13,676         $17,793           $11,935
7/31/93         $13,477         $17,722           $11,935
8/31/93         $13,979         $18,394           $11,968
9/30/93         $13,896         $18,252           $11,993
10/31/93        $14,105         $18,630           $12,043
11/30/93        $13,990         $18,453           $12,051
12/31/93        $14,627         $18,676           $12,051
1/31/94         $15,453         $19,311           $12,084
2/28/94         $15,255         $18,788           $12,125
3/31/94         $14,345          $7,969           $12,166
4/30/94         $14,429         $18,199           $12,183
5/31/94         $14,471         $18,497           $12,191
6/30/94         $13,815         $18,044           $12,233
7/31/94         $14,215         $18,636           $12,266
8/31/94         $14,689         $19,400           $12,315
9/30/94         $14,257         $18,927           $12,348
10/31/94        $14,457         $19,353           $12,357
11/30/94        $13,920         $18,648           $12,373
12/31/94        $14,131         $18,924           $12,373
1/31/95         $14,246         $19,414           $12,422
2/28/95         $14,815         $20,171           $12,472
3/31/95         $15,236         $20,766           $12,513
4/30/95         $15,689         $21,377           $12,555
5/31/95         $16,173         $22,232           $12,580
6/30/95         $16,273         $22,748           $12,605
7/31/95         $16,547         $23,503           $12,605
8/31/95         $16,744         $23,562           $12,638
9/30/95         $17,467         $24,556           $12,663
10/31/95        $17,335         $24,468           $12,705
11/30/95        $18,014         $25,542           $12,696
12/31/95        $18,770         $26,035           $12,687
1/31/96         $19,153         $26,920           $12,762
2/29/96         $18,956         $27,170           $12,803
3/31/96         $19,153         $27,431           $12,869
4/30/96         $19,252         $27,834           $12,919
5/31/96         $19,449         $28,553           $12,944
6/30/96         $19,810         $28,661           $12,952
7/31/96         $19,077         $27,394           $12,976
8/31/96         $19,346         $27,972           $13,001
9/30/96         $19,859         $29,547           $13,043
10/31/96        $20,445         $30,363           $13,084
11/30/96        $21,422         $32,658           $13,109
12/31/96        $21,434         $32,011           $13,109



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's shares with the CS First Boston High Yield Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund           Index             Index

1/24/89       $10,000         $10,000           $10,000
1/31/89       $10,020         $10,045           $10,011
2/28/89       $10,080         $10,091           $10,052
3/31/89       $10,150         $10,019           $10,110
4/30/89       $10,220          $9,995           $10,176
5/31/89       $10,290         $10,232           $10,234
6/30/89       $10,300         $10,380           $10,259
7/31/89       $10,330         $10,403           $10,283
8/31/89       $10,370         $10,402           $10,300
9/30/89       $10,300         $10,165           $10,333
10/31/89      $10,070          $9,911           $10,382
11/30/89      $10,050          $9,931           $10,407
12/31/89      $10,130          $9,886           $10,424
1/31/90        $9,920          $9,538           $10,531
2/28/90        $9,770          $9,362           $10,581
3/31/90        $9,924          $9,632           $10,639
4/30/90        $9,831          $9,672           $10,656
5/31/90        $9,893          $9,873           $10,680
6/30/90       $10,152         $10,184           $10,738
7/31/90       $10,379         $10,513           $10,779
8/31/90        $9,893         $10,027           $10,878
9/30/90        $9,251          $9,262           $10,969
10/31/90       $8,879          $9,030           $11,035
11/30/90       $9,076          $9,211           $11,060
12/31/90       $9,251          $9,256           $11,060
1/31/91        $9,345          $9,509           $11,126
2/28/91        $9,934         $10,330           $11,143
3/31/91       $10,286         $10,970           $11,159
4/30/91       $10,566         $11,426           $11,176
5/31/91       $10,659         $11,483           $11,210
6/30/91       $10,907         $11,784           $11,242
7/31/91       $11,168         $12,182           $11,259
8/31/91       $11,372         $12,404           $11,292
9/30/91       $11,519         $12,685           $11,341
10/31/91      $11,803         $13,105           $11,358
11/30/91      $11,939         $13,210           $11,391
12/31/91      $12,007         $13,306           $11,399
1/31/92       $12,392         $13,848           $11,416
2/29/92       $12,608         $14,184           $11,457
3/31/92       $12,778         $14,396           $11,516
4/30/92       $12,857         $14,407           $11,532
5/31/92       $13,039         $14,603           $11,548
6/30/92       $13,161         $14,748           $11,590
7/31/92       $13,411         $14,975           $11,614
8/31/92       $13,637         $15,181           $11,647
9/30/92       $13,744         $15,280           $11,679
10/31/92      $13,577         $15,121           $11,720
11/30/92      $13,839         $15,348           $11,736
12/31/92      $13,993         $15,521           $11,728
1/31/93       $14,255         $15,945           $11,786
2/28/93       $14,481         $16,261           $11,827
3/31/93       $14,695         $16,604           $11,868
4/30/93       $14,754         $16,699           $11,902
5/31/93       $14,897         $16,942           $11,918
6/30/93       $15,206         $17,249           $11,935
7/31/93       $15,317         $17,428           $11,935
8/31/93       $15,403         $17,577           $11,968
9/30/93       $15,403         $17,677           $11,993
10/31/93      $15,921         $18,000           $12,043
11/30/93      $16,020         $18,227           $12,051
12/31/93      $16,192         $18,457           $12,051
1/31/94       $16,537         $18,785           $12,084
2/28/94       $16,414         $18,813           $12,125
3/31/94       $15,637         $18,260           $12,166
4/30/94       $15,415         $18,016           $12,183
5/31/94       $15,465         $18,118           $12,191
6/30/94       $15,619         $17,997           $12,233
7/31/94       $15,593         $18,082           $12,266
8/31/94       $15,710         $18,212           $12,315
9/30/94       $15,762         $18,285           $12,348
10/31/94      $15,788         $18,297           $12,357
11/30/94      $15,684         $18,085           $12,373
12/31/94      $15,853         $18,277           $12,373
1/31/95       $16,112         $18,469           $12,422
2/28/95       $16,735         $18,923           $12,472
3/31/95       $16,904         $19,137           $12,513
4/30/95       $17,398         $19,562           $12,555
5/31/95       $17,878         $20,113           $12,580
6/30/95       $17,971         $20,246           $12,605
7/31/95       $18,221         $20,560           $12,605
8/31/95       $18,277         $20,617           $12,638
9/30/95       $18,471         $20,855           $12,663
10/31/95      $18,721         $21,086           $12,705
11/30/95      $18,666         $21,185           $12,696
12/31/95      $18,985         $21,454           $12,687
1/31/96       $19,347         $21,862           $12,762
2/29/96       $19,541         $21,978           $12,803
3/31/96       $19,402         $21,918           $12,869
4/30/96       $19,500         $22,037           $12,919
5/31/96       $19,652         $22,215           $12,944
6/30/96       $19,701         $22,264           $12,952
7/31/96       $19,899         $22,465           $12,976
8/31/96       $20,250         $22,709           $13,001
9/30/96       $20,739         $23,100           $13,043
10/31/96      $20,938         $23,294           $13,084
11/30/96      $21,319         $23,657           $13,109
12/31/96      $21,625         $24,119           $13,109



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Government/Corporate Bond Index, the S&P 500, and the Lipper Income Average, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund         Index         Index

1/24/89       $10,000       $10,000       $10,000      $10,000
3/31/89       $10,150       $10,080       $10,520      $10,263
6/30/89       $10,280       $10,890       $11,449      $10,895
9/30/89       $10,460       $10,993       $12,675      $11,230
12/31/89      $10,900       $11,390       $12,936      $11,409
3/31/90       $10,693       $11,260       $12,547      $11,007
6/30/90       $11,030       $11,665       $13,336      $11,256
9/30/90       $10,101       $11,735       $11,504      $10,389
12/31/90      $10,091       $12,334       $12,535      $10,495
3/31/91       $11,754       $12,665       $14,355      $11,287
6/30/91       $12,452       $12,857       $14,323      $11,417
9/30/91       $13,448       $13,596       $15,088      $12,209
12/31/91      $13,999       $14,321       $16,354      $12,885
3/31/92       $14,935       $14,106       $15,941      $12,885
6/30/92       $15,515       $14,678       $16,243      $13,258
9/30/92       $15,855       $15,395       $16,755      $13,762
12/31/92      $15,983       $15,406       $17,599      $14,051
3/31/93       $16,979       $16,123       $18,368      $14,832
6/30/93       $17,671       $16,609       $18,457      $15,160
9/30/93       $18,367       $17,160       $18,934      $15,651
12/31/93      $18,954       $17,110       $19,373      $15,832
3/31/94       $18,151       $16,571       $18,638      $15,349
6/30/94       $17,816       $16,366       $18,717      $15,306
9/30/94       $18,175       $16,448       $19,632      $15,629
12/31/94      $17,729       $16,509       $19,628      $15,403
3/31/95       $18,460       $17,331       $21,540      $16,290
6/30/95       $19,869       $18,454       $23,597      $17,267
9/30/95       $20,804       $18,806       $25,473      $18,081
12/31/95      $21,700       $19,683       $27,006      $18,892
3/31/96       $21,938       $19,222       $28,457      $19,255
6/30/96       $22,576       $19,312       $29,734      $19,606
9/30/96       $22,955       $19,654       $30,653      $19,990
12/31/96      $24,148       $20,256       $33,210      $20,933



GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund               Index

01/24/89         $10,000             $10,000
01/31/89         $10,020             $10,165
02/28/89         $10,080              $9,912
03/31/89         $10,150             $10,143
04/30/89         $10,220             $10,669
05/31/89         $10,090             $11,101
06/30/89         $10,360             $11,038
07/31/89         $10,500             $12,035
08/31/89         $10,750             $12,271
09/30/89         $11,110             $12,220
10/31/89         $11,180             $11,937
11/30/89         $12,230             $12,180
12/31/89         $12,430             $12,473
01/31/90         $12,920             $11,636
02/28/90         $12,180             $11,786
03/31/90         $12,038             $12,098
04/30/90         $11,258             $11,797
05/31/90         $11,947             $12,947
06/30/90         $11,380             $12,860
07/31/90         $12,038             $12,819
08/31/90         $11,694             $11,660
09/30/90         $11,501             $11,093
10/31/90         $10,448             $11,045
11/30/90         $10,185             $11,758
12/31/90         $10,651             $12,086
01/31/91          $9,831             $12,613
02/28/91         $10,701             $13,515
03/31/91         $10,610             $13,842
04/30/91         $10,560             $13,876
05/31/91         $10,853             $14,474
06/30/91         $11,258             $13,811
07/31/91         $11,382             $14,454
08/31/91         $10,814             $14,797
09/30/91         $10,834             $14,550
10/31/91         $11,227             $14,745
11/30/91         $11,361             $14,150
12/31/91         $10,617             $15,769
01/31/92         $11,340             $15,476
02/29/92         $11,165             $15,676
03/31/92         $10,752             $15,370
04/30/92         $10,607             $15,822
05/31/92         $11,123             $15,899
06/30/92         $11,407             $15,662
07/31/92         $11,492             $16,303
08/31/92         $11,120             $15,969
09/30/92         $10,982             $16,156
10/31/92         $10,313             $16,211
11/30/92          $9,612             $16,762
12/31/92          $9,941             $16,968
01/31/93          $9,867             $17,110
02/28/93         $10,355             $17,343
03/31/93         $11,343             $17,709
04/30/93         $12,108             $17,281
05/31/93         $13,658             $17,742
06/30/93         $13,737             $17,793
07/31/93         $14,957             $17,722
08/31/93         $13,823             $18,394
09/30/93         $12,689             $18,252
10/31/93         $13,887             $18,630
11/30/93         $13,769             $18,453
12/31/93         $15,471             $18,676
01/31/94         $15,578             $19,311
02/28/94         $14,925             $18,788
03/31/94         $15,096             $17,969
04/30/94         $14,390             $18,199
05/31/94         $14,861             $18,497
06/30/94         $14,559             $18,044
07/31/94         $14,839             $18,636
08/31/94         $15,495             $19,400
09/30/94         $16,508             $18,927
10/31/94         $15,915             $19,353
11/30/94         $14,645             $18,648
12/31/94         $15,172             $18,924
01/31/95         $13,385             $19,414
02/28/95         $13,988             $20,171
03/31/95         $15,291             $20,766
04/30/95         $15,442             $21,377
05/31/95         $15,334             $22,232
06/30/95         $15,319             $22,748
07/31/95         $15,815             $23,503
08/31/95         $15,716             $23,562
09/30/95         $15,782             $24,556
10/31/95         $14,018             $24,468
11/30/95         $15,242             $25,542
12/31/95         $15,529             $26,035
1/31/96          $18,098             $26,920
2/29/96          $18,231             $27,170
3/31/96          $18,319             $27,431
4/30/96          $18,418             $27,834
5/31/96          $19,124             $28,553
6/30/96          $16,862             $28,661
7/31/96          $16,512             $27,394
8/31/96          $17,144             $27,972
9/30/96          $16,184             $29,547
10/31/96         $16,297             $30,363
11/30/96         $16,150             $32,658
12/31/96         $16,150             $32,011



GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire Real Estate Securities Index and the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund          Index          Index

1/24/89          $10,000        $10,000        $10,000
1/31/89          $10,020        $10,165        $10,037
2/28/89          $10,080         $9,912        $10,063
3/31/89          $10,150        $10,143        $10,134
4/30/89          $10,220        $10,669        $10,318
5/31/89          $10,290        $11,101        $10,495
6/30/89          $10,540        $11,038        $10,613
7/31/89          $10,850        $12,035        $10,948
8/31/89          $10,990        $12,271        $10,832
9/30/89          $10,750        $12,220        $10,808
10/31/89         $10,450        $11,937        $10,268
11/30/89         $10,490        $12,180        $10,115
12/31/89         $10,480        $12,473        $10,111
1/31/90          $10,170        $11,636         $9,635
2/28/90          $10,150        $11,786         $9,631
3/31/90          $10,249        $12,098         $9,609
4/30/90          $10,107        $11,797         $9,422
5/31/90          $10,178        $12,947         $9,381
6/30/90          $10,259        $12,860         $9,399
7/31/90          $10,137        $12,819         $9,039
8/31/90           $9,427        $11,660         $7,983
9/30/90           $8,808        $11,093         $7,058
10/31/90          $8,564        $11,045         $6,550
11/30/90          $9,102        $11,758         $6,816
12/31/90          $9,224        $12,086         $6,728
1/31/91          $10,158        $12,613         $7,383
2/28/91          $10,381        $13,515         $7,817
3/31/91          $11,081        $13,842         $8,514
4/30/91          $11,274        $13,876         $8,445
5/31/91          $11,406        $14,474         $8,575
6/30/91          $11,096        $13,811         $8,153
7/31/91          $11,233        $14,454         $8,118
8/31/91          $11,191        $14,797         $8,020
9/30/91          $11,413        $14,550         $7,929
10/31/91         $11,265        $14,745         $7,750
11/30/91         $11,180        $14,150         $7,493
12/31/91         $11,909        $15,769         $8,076
1/31/92          $12,987        $15,476         $8,456
2/29/92          $12,628        $15,676         $8,435
3/31/92          $12,396        $15,370         $8,253
4/30/92          $12,216        $15,822         $8,116
5/31/92          $12,501        $15,899         $8,149
6/30/92          $12,390        $15,662         $7,903
7/31/92          $12,886        $16,303         $7,933
8/31/92          $12,746        $15,969         $7,813
9/30/92          $12,929        $16,156         $8,110
10/31/92         $13,135        $16,211         $8,196
11/30/92         $13,286        $16,762         $8,267
12/31/92         $13,804        $16,968         $8,674
1/31/93          $14,365        $17,110         $9,276
2/28/93          $14,883        $17,343         $9,725
3/31/93          $15,854        $17,709        $10,378
4/30/93          $15,228        $17,281         $9,790
5/31/93          $15,099        $17,742         $9,636
6/30/93          $15,619        $17,793         $9,888
7/31/93          $15,925        $17,722        $10,089
8/31/93          $16,351        $18,394        $10,299
9/30/93          $17,192        $18,252        $10,765
10/31/93         $17,072        $18,630        $10,463
11/30/93         $16,013        $18,453        $10,007
12/31/93         $16,428        $18,676         $9,995
1/31/94          $16,723        $19,311        $10,295
2/28/94          $17,411        $18,788        $10,716
3/31/94          $16,799        $17,969        $10,220
4/30/94          $17,072        $18,199        $10,334
5/31/94          $17,334        $18,497        $10,549
6/30/94          $17,010        $18,044        $10,341
7/31/94          $16,976        $18,636        $10,365
8/31/94          $16,921        $19,400        $10,358
9/30/94          $16,644        $18,927        $10,185
10/31/94         $16,047        $19,353         $9,812
11/30/94         $15,471        $18,648         $9,428
12/31/94         $16,943        $18,924        $10,159
1/31/95          $16,323        $19,414         $9,831
2/28/95          $16,611        $20,171        $10,139
3/31/95          $16,733        $20,766        $10,197
4/30/95          $16,689        $21,377        $10,124
5/31/95          $17,364        $22,232        $10,459
6/30/95          $17,658        $22,748        $10,641
7/31/95          $18,024        $23,503        $10,812
8/31/95          $18,413        $23,562        $10,944
9/30/95          $18,940        $24,556        $11,146
10/31/95         $18,551        $24,468        $10,800
11/30/95         $18,860        $25,542        $10,912
12/31/95         $19,912        $26,035        $11,545
1/31/96          $20,359        $26,920        $11,705
2/29/96          $20,622        $27,170        $11,936
3/31/96          $20,645        $27,431        $12,033
4/30/96          $20,702        $27,834        $12,087
5/31/96          $21,114        $28,553        $12,357
6/30/96          $21,341        $28,661        $12,604
7/31/96          $21,174        $27,394        $12,492
8/31/96          $22,188        $27,972        $13,023
9/30/96          $22,889        $29,547        $13,348
10/31/96         $23,343        $30,363        $13,710
11/30/96         $24,107        $32,658        $14,279
12/31/96         $26,448        $32,011        $15,802



GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire MidCap Growth Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending         Fund             Index

1/27/92            $10,000           $10,000
1/31/92            $10,000           $10,039
2/29/92            $10,000           $10,209
3/31/92             $9,930            $9,801
4/30/92             $9,980            $9,568
5/31/92            $10,130            $9,448
6/30/92             $9,990            $9,020
7/31/92            $10,350            $9,514
8/31/92            $10,240            $9,315
9/30/92            $10,410            $9,478
10/31/92           $10,540            $9,865
11/30/92           $10,860           $10,620
12/31/92           $10,980           $10,945
1/31/93            $10,860           $11,193
2/28/93            $10,670           $10,815
3/31/93            $10,760           $11,147
4/30/93            $10,390           $10,681
5/31/93            $10,530           $11,290
6/30/93            $10,418           $11,365
7/31/93            $10,418           $11,264
8/31/93            $10,588           $11,835
9/30/93            $10,588           $12,132
10/31/93           $10,749           $12,196
11/30/93           $10,478           $12,006
12/31/93           $10,598           $12,670
1/31/94            $10,739           $13,117
2/28/94            $10,378           $13,187
3/31/94             $9,916           $12,402
4/30/94             $9,936           $12,452
5/31/94            $10,077           $12,261
6/30/94            $10,054           $11,643
7/31/94            $10,156           $11,927
8/31/94            $10,584           $12,948
9/30/94            $10,340           $12,846
10/31/94           $10,309           $13,159
11/30/94           $10,064           $12,576
12/31/94           $10,166           $12,785
1/31/95            $10,442           $12,788
2/28/95            $10,748           $13,555
3/31/95            $10,982           $14,055
4/30/95            $11,064           $14,265
5/31/95            $11,441           $14,498
6/30/95            $11,565           $15,410
7/31/95            $11,815           $16,705
8/31/95            $12,013           $16,960
9/30/95            $12,409           $17,434
10/31/95           $12,304           $16,820
11/30/95           $12,940           $17,703
12/31/95           $13,190           $17,767
1/31/96            $13,451           $18,074
2/29/96            $13,648           $18,750
3/31/96            $13,648           $18,977
4/30/96            $13,617           $20,102
5/31/96            $13,992           $20,703
6/30/96            $14,146           $19,575
7/31/96            $13,731           $17,899
8/31/96            $14,008           $19,204
9/30/96            $14,731           $20,113
10/31/96           $15,167           $19,544
11/30/96           $16,220           $20,644
12/31/96           $16,379           $20,371


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 2500 Index and the S&P 500, based on a $10,000 investment from 11/1/95 to 12/31/96.


Period Ending       Fund           Index              Index

11/1/95          $10,000         $10,000            $10,000
11/30/95          $9,700         $10,439            $10,427
12/31/95         $10,230         $10,640            $10,605
1/31/96          $10,370         $11,002            $10,681
2/29/96          $10,850         $11,105            $11,002
3/31/96          $11,140         $11,211            $11,227
4/30/96          $12,250         $11,376            $11,745
5/31/96          $12,760         $11,669            $12,063
6/30/96          $12,154         $11,714            $11,693
7/31/96          $11,054         $11,196            $10,837
8/31/96          $12,114         $11,432            $11,460
9/30/96          $12,654         $12,076            $11,957
10/31/96         $12,404         $12,409            $11,878
11/30/96         $12,964         $13,347            $12,451
12/31/96         $13,204         $13,083            $12,622



GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the IFC Investable Composite Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending    Fund        Index          Index

3/15/94       $10,000      $10,000         $10,000
3/31/94       $10,000       $9,779          $9,478
4/30/94       $10,060      $10,083          $9,298
5/31/94       $10,040      $10,110          $9,518
6/30/94        $9,990      $10,083          $9,179
7/31/94       $10,250      $10,276          $9,839
8/31/94       $10,530      $10,587         $11,098
9/30/94       $10,520      $10,310         $11,378
10/31/94      $10,410      $10,606         $11,003
11/30/94      $10,000      $10,148         $10,581
12/31/94       $9,560      $10,248          $9,442
1/31/95        $8,910      $10,097          $8,197
2/28/95        $8,780      $10,246          $8,090
3/31/95        $9,150      $10,742          $8,073
4/30/95        $9,540      $11,119          $8,410
5/31/95        $9,800      $11,216          $8,724
6/30/95        $9,855      $11,215          $8,775
7/31/95       $10,438      $11,778          $9,047
8/31/95       $10,167      $11,517          $8,805
9/30/95       $10,096      $11,855          $8,738
10/31/95       $9,735      $11,670          $8,406
11/30/95       $9,664      $12,077          $8,364
12/31/95       $9,825      $12,432          $8,655
1/31/96       $10,880      $12,660          $9,386
2/29/96       $10,659      $12,740          $9,168
3/31/96       $10,860      $12,954          $9,300
4/30/96       $11,222      $13,261          $9,676
5/31/96       $11,382      $13,274          $9,590
6/30/96       $11,390      $13,343          $9,702
7/31/96       $10,782      $12,873          $9,066
8/31/96       $10,957      $13,024          $9,347
9/30/96       $11,194      $13,536          $9,485
10/31/96      $11,184      $13,633          $9,281
11/30/96      $11,617      $14,399          $9,419
12/31/96      $11,947      $14,172          $9,460



GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the JP Morgan Global Bond Unhedged Index, based on a $10,000 investment from 5/1/95 to 12/31/96.


Period Ending    Fund           Index      Index

5/01/95        $10,000         $10,000    $10,000
5/31/95        $10,070         $10,087    $10,279
6/30/95        $10,130         $10,086    $10,344
7/31/95        $10,340         $10,592    $10,392
8/31/95        $10,290         $10,358    $10,103
9/30/95        $10,390         $10,662    $10,331
10/31/95       $10,320         $10,495    $10,432
11/30/95       $10,430         $10,862    $10,549
12/31/95       $10,701         $11,181    $10,680
1/31/96        $11,077         $11,386    $10,570
2/29/96        $11,148         $11,457    $10,508
3/31/96        $11,219         $11,650    $10,493
4/30/96        $11,423         $11,926    $10,454
5/31/96        $11,525         $11,938    $10,464
6/30/96        $11,581         $12,000    $10,555
7/31/96        $11,407         $11,578    $10,749
8/31/96        $11,652         $11,713    $10,795
9/30/96        $11,927         $12,173    $10,854
10/31/96       $12,059         $12,261    $11,070
11/30/96       $12,599         $12,950    $11,162
12/31/96       $12,823         $12,745    $11,151



GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending        Fund           Index

3/15/94            $10,000          $10,000
3/31/94            $10,030          $9,779
4/30/94            $10,079          $10,083
5/31/94            $10,118          $10,110
6/30/94            $10,020          $10,083
7/31/94            $10,295          $10,276
8/31/94            $10,551          $10,587
9/30/94            $10,482          $10,310
10/31/94           $10,492          $10,606
11/30/94           $10,285          $10,148
12/31/94           $10,315          $10,248
1/31/95            $10,226          $10,097
2/28/95            $10,335          $10,246
3/31/95            $10,335          $10,742
4/30/95            $10,630          $11,119
5/31/95            $10,896          $11,216
6/30/95            $11,053          $11,215
7/31/95            $11,498          $11,778
8/31/95            $11,399          $11,517
9/30/95            $11,617          $11,855
10/31/95           $11,231          $11,670
11/30/95           $11,310          $12,077
12/31/95           $11,627          $12,432
1/31/96            $12,132          $12,660
2/29/96            $12,181          $12,740
3/31/96            $12,379          $12,954
4/30/96            $12,706          $13,261
5/31/96            $12,894          $13,274
6/30/96            $12,886          $13,343
7/31/96            $12,416          $12,873
8/31/96            $12,814          $13,024
9/30/96            $12,988          $13,536
10/31/96           $13,080          $13,633
11/30/96           $13,672          $14,399
12/31/96           $14,102          $14,172



GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the fund's shares with the JP Morgan Globa Bond (Unhedged)Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund        Index            Index

1/24/89        $10,000       $10,000         $10,000
1/31/89        $10,020       $9,978          $10,011
2/28/89        $10,080       $9,962          $10,052
3/31/89        $10,150       $9,877          $10,110
4/30/89        $10,220       $10,040         $10,176
5/31/89        $10,290       $9,932          $10,234
6/30/89        $10,330       $10,157         $10,259
7/31/89        $10,510       $10,562         $10,283
8/31/89        $10,610       $10,249         $10,300
9/30/89        $10,600       $10,411         $10,333
10/31/89       $10,570       $10,545         $10,382
11/30/89       $10,760       $10,639         $10,407
12/31/89       $10,930       $10,764         $10,424
1/31/90        $10,920       $10,603         $10,531
2/28/90        $10,850       $10,489         $10,581
3/31/90        $10,965       $10,425         $10,639
4/30/90        $10,944       $10,384         $10,656
5/31/90        $11,138       $10,716         $10,680
6/30/90        $11,454       $10,910         $10,738
7/31/90        $11,729       $11,231         $10,779
8/31/90        $11,627       $11,143         $10,878
9/30/90        $11,617       $11,248         $10,969
10/31/90       $11,688       $11,692         $11,035
11/30/90       $11,882       $11,898         $11,060
12/31/90       $12,004       $12,030         $11,060
1/31/91        $12,147       $12,303         $11,126
2/28/91        $12,412       $12,316         $11,143
3/31/91        $12,147       $11,931         $11,159
4/30/91        $12,320       $12,076         $11,176
5/31/91        $12,463       $12,087         $11,210
6/30/91        $12,359       $11,925         $11,242
7/31/91        $12,605       $12,176         $11,259
8/31/91        $12,648       $12,430         $11,292
9/30/91        $12,982       $12,883         $11,341
10/31/91       $13,154       $13,011         $11,358
11/30/91       $13,132       $13,223         $11,391
12/31/91       $13,486       $13,891         $11,399
1/31/92        $13,454       $13,618         $11,416
2/29/92        $13,464       $13,579         $11,457
3/31/92        $13,475       $13,454         $11,516
4/30/92        $13,604       $13,566         $11,532
5/31/92        $13,871       $13,951         $11,548
6/30/92        $13,868       $14,332         $11,590
7/31/92        $14,014       $14,647         $11,614
8/31/92        $13,846       $15,037         $11,647
9/30/92        $13,197       $15,022         $11,679
10/31/92       $13,477       $14,646         $11,720
11/30/92       $13,253       $14,387         $11,736
12/31/92       $13,432       $14,524         $11,728
1/31/93        $13,533       $14,771         $11,786
2/28/93        $13,734       $15,008         $11,827
3/31/93        $14,148       $15,239         $11,868
4/30/93        $14,574       $15,517         $11,902
5/31/93        $14,809       $15,615         $11,918
6/30/93        $14,778       $15,627         $11,935
7/31/93        $14,825       $15,633         $11,935
8/31/93        $15,155       $16,096         $11,968
9/30/93        $15,107       $16,267         $11,993
10/31/93       $15,461       $16,259         $12,043
11/30/93       $15,155       $16,140         $12,051
12/31/93       $15,673       $16,304         $12,051
1/31/94        $15,967       $16,458         $12,084
2/28/94        $15,602       $16,277         $12,125
3/31/94        $15,131       $16,202         $12,166
4/30/94        $15,119       $16,189         $12,183
5/31/94        $15,178       $16,054         $12,191
6/30/94        $14,440       $16,246         $12,233
7/31/94        $14,670       $16,398         $12,266
8/31/94        $14,791       $16,356         $12,315
9/30/94        $14,779       $16,436         $12,348
10/31/94       $14,864       $16,682         $12,357
11/30/94       $14,864       $16,472         $12,373
12/31/94       $14,755       $16,510         $12,373
1/31/95        $14,658       $16,843         $12,422
2/28/95        $14,888       $17,278         $12,472
3/31/95        $15,155       $18,157         $12,513
4/30/95        $15,494       $18,446         $12,555
5/31/95        $15,869       $18,961         $12,580
6/30/95        $15,940       $19,080         $12,605
7/31/95        $16,041       $19,170         $12,605
8/31/95        $15,839       $18,637         $12,638
9/30/95        $16,191       $19,056         $12,663
10/31/95       $16,455       $19,243         $12,705
11/30/95       $16,594       $19,459         $12,696
12/31/95       $16,921       $19,700         $12,687
1/31/96        $16,845       $19,497         $12,762
2/29/96        $16,644       $19,384         $12,803
3/31/96        $16,694       $19,355         $12,869
4/30/96        $16,820       $19,283         $12,919
5/31/96        $16,908       $19,303         $12,944
6/30/96        $17,135       $19,470         $12,952
7/31/96        $17,204       $19,829         $12,976
8/31/96        $17,421       $19,912         $13,001
9/30/96        $17,694       $20,022         $13,043
10/31/96       $18,048       $20,420         $13,084
11/30/96       $18,484       $20,589         $13,109
12/31/96       $18,552       $20,569         $13,109



GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92         $10,000         $10,000
1/31/92         $10,000          $9,973
2/29/92         $10,000          $9,619
3/31/92         $10,000          $8,987
4/30/92         $10,010          $9,032
5/31/92         $10,270          $9,639
6/30/92         $10,040          $9,185
7/31/92          $9,760          $8,952
8/31/92          $9,860          $9,517
9/30/92          $9,740          $9,332
10/31/92         $9,570          $8,845
11/30/92         $9,670          $8,931
12/31/92         $9,760          $8,980
1/31/93          $9,630          $8,982
2/28/93          $9,770          $9,256
3/31/93          $9,930         $10,066
4/30/93         $10,200         $11,024
5/31/93         $10,410         $11,260
6/30/93         $10,218         $11,087
7/31/93         $10,419         $11,477
8/31/93         $11,132         $12,099
9/30/93         $11,042         $11,829
10/31/93        $11,694         $12,196
11/30/93        $11,403         $11,132
12/31/93        $12,547         $11,938
1/31/94         $13,461         $12,951
2/28/94         $13,230         $12,917
3/31/94         $12,748         $12,363
4/30/94         $12,868         $12,891
5/31/94         $12,939         $12,820
6/30/94         $12,601         $13,003
7/31/94         $13,117         $13,132
8/31/94         $13,512         $13,446
9/30/94         $13,249         $13,025
10/31/94        $13,461         $13,461
11/30/94        $12,885         $12,818
12/31/94        $12,652         $12,901
1/31/95         $12,389         $12,408
2/28/95         $12,571         $12,376
3/31/95         $12,531         $13,152
4/30/95         $13,087         $13,651
5/31/95         $13,330         $13,492
6/30/95         $13,624         $13,259
7/31/95         $14,202         $14,087
8/31/95         $13,897         $13,554
9/30/95         $14,202         $13,822
10/31/95        $13,792         $13,454
11/30/95        $13,824         $13,832
12/31/95        $13,992         $14,392
1/31/96         $14,464         $14,454
2/29/96         $14,801         $14,506
3/31/96         $15,032         $14,818
4/30/96         $15,473         $15,252
5/31/96         $15,693         $14,975
6/30/96         $15,714         $15,063
7/31/96         $15,235         $14,626
8/31/96         $15,692         $14,662
9/30/96         $15,848         $15,054
10/31/96        $16,137         $14,904
11/30/96        $16,750         $15,500
12/31/96        $17,207         $15,305



GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending     Fund          Index

5/1/96          $10,000        $10,000
5/31/96         $10,150         $9,818
6/30/96         $10,330         $9,876
7/31/96         $10,210         $9,590
8/31/96         $10,330         $9,613
9/30/96         $10,410         $9,870
10/31/96        $10,690         $9,771
11/30/96        $10,890        $10,162
12/31/96        $11,250        $10,034



GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI Pacific Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92          $10,000        $10,000
1/31/92          $10,000         $9,950
2/29/92          $10,000         $9,254
3/31/92          $10,000         $8,376
4/30/92          $10,010         $7,994
5/31/92          $10,210         $8,619
6/30/92          $10,450         $7,944
7/31/92           $9,900         $7,835
8/31/92           $9,570         $8,910
9/30/92           $9,790         $8,708
10/31/92         $10,230         $8,402
11/30/92         $10,110         $8,562
12/31/92          $9,880         $8,466
1/31/93           $9,980         $8,452
2/28/93          $10,330         $8,864
3/31/93          $10,270         $9,936
4/30/93          $10,920        $11,521
5/31/93          $11,290        $11,859
6/30/93          $11,100        $11,666
7/31/93          $11,230        $12,358
8/31/93          $11,770        $12,725
9/30/93          $11,840        $12,251
10/31/93         $13,110        $12,525
11/30/93         $12,970        $10,760
12/31/93         $14,610        $11,512
1/31/94          $14,720        $12,847
2/28/94          $14,300        $13,180
3/31/94          $13,330        $12,453
4/30/94          $13,520        $12,994
5/31/94          $14,080        $13,304
6/30/94          $13,704        $13,742
7/31/94          $13,956        $13,449
8/31/94          $14,549        $13,685
9/30/94          $14,006        $13,344
10/31/94         $14,097        $13,683
11/30/94         $13,191        $12,921
12/31/94         $13,322        $13,010
1/31/95          $12,356        $12,190
2/28/95          $12,869        $11,890
3/31/95          $13,191        $12,806
4/30/95          $13,372        $13,353
5/31/95          $13,895        $12,821
6/30/95          $13,639        $12,280
7/31/95          $14,166        $13,168
8/31/95          $14,001        $12,674
9/30/95          $14,259        $12,793
10/31/95         $13,691        $12,173
11/30/95         $13,763        $12,773
12/31/95         $14,384        $13,399
1/31/96          $15,552        $13,424
2/29/96          $15,500        $13,275
3/31/96          $15,531        $13,684
4/30/96          $16,224        $14,384
5/31/96          $16,276        $13,761
6/30/96          $16,132        $13,766
7/31/96          $15,255        $13,136
8/31/96          $15,634        $12,792
9/30/96          $15,862        $13,211
10/31/96         $15,353        $12,600
11/30/96         $16,176        $12,940
12/31/96         $15,981        $12,267



GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Intermediate Government Bond Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending  Fund      Index          Index

3/14/89      $10,000    $10,000        $10,000
3/31/89      $10,000    $10,026        $10,032
4/30/89      $10,000    $10,229        $10,097
5/31/89      $10,000    $10,426        $10,155
6/30/89      $10,050    $10,692        $10,179
7/31/89      $10,190    $10,909        $10,203
8/31/89      $10,080    $10,762        $10,220
9/30/89      $10,140    $10,813        $10,252
10/31/89     $10,370    $11,040        $10,302
11/30/89     $10,470    $11,150        $10,326
12/31/89     $10,540    $11,182        $10,343
1/31/90      $10,420    $11,113        $10,449
2/28/90      $10,480    $11,154        $10,498
3/31/90      $10,510    $11,167        $10,556
4/30/90      $10,398    $11,130        $10,573
5/31/90      $10,671    $11,368        $10,597
6/30/90      $10,793    $11,519        $10,655
7/31/90      $10,964    $11,680        $10,695
8/31/90      $10,894    $11,638        $10,794
9/30/90      $10,974    $11,741        $10,884
10/31/90     $11,096    $11,905        $10,950
11/30/90     $11,318    $12,084        $10,974
12/31/90     $11,480    $12,251        $10,974
1/31/91      $11,652    $12,377        $11,039
2/28/91      $11,753    $12,453        $11,056
3/31/91      $11,813    $12,521        $11,073
4/30/91      $11,904    $12,650        $11,089
5/31/91      $11,995    $12,721        $11,122
6/30/91      $12,011    $12,731        $11,155
7/31/91      $12,178    $12,869        $11,171
8/31/91      $12,398    $13,113        $11,204
9/30/91      $12,649    $13,336        $11,253
10/31/91     $12,806    $13,488        $11,270
11/30/91     $12,890    $13,646        $11,303
12/31/91     $13,235    $13,978        $11,311
1/31/92      $13,046    $13,843        $11,328
2/29/92      $13,162    $13,886        $11,368
3/31/92      $13,067    $13,831        $11,426
4/30/92      $13,172    $13,955        $11,442
5/31/92      $13,465    $14,163        $11,458
6/30/92      $13,672    $14,367        $11,500
7/31/92      $13,953    $14,643        $11,524
8/31/92      $14,116    $14,792        $11,556
9/30/92      $14,278    $14,996        $11,588
10/31/92     $14,040    $14,816        $11,629
11/30/92     $14,072    $14,756        $11,645
12/31/92     $14,332    $14,946        $11,637
1/31/93      $14,635    $15,224        $11,694
2/28/93      $14,895    $15,448        $11,735
3/31/93      $14,971    $15,505        $11,776
4/30/93      $15,057    $15,626        $11,809
5/31/93      $15,101    $15,584        $11,826
6/30/93      $15,374    $15,810        $11,842
7/31/93      $15,476    $15,841        $11,842
8/31/93      $15,702    $16,077        $11,875
9/30/93      $15,702    $16,143        $11,900
10/31/93     $15,781    $16,182        $11,949
11/30/93     $15,577    $16,103        $11,957
12/31/93     $15,724    $16,169        $11,957
1/31/94      $15,928    $16,329        $11,990
2/28/94      $15,611    $16,105        $12,030
3/31/94      $15,058    $15,870        $12,071
4/30/94      $14,911    $15,767        $12,088
5/31/94      $14,934    $15,778        $12,097
6/30/94      $14,761    $15,781        $12,138
7/31/94      $15,129    $15,988        $12,171
8/31/94      $15,118    $16,034        $12,219
9/30/94      $14,809    $15,901        $12,252
10/31/94     $14,738    $15,904        $12,261
11/30/94     $14,738    $15,834        $12,277
12/31/94     $14,928    $15,887        $12,277
1/31/95      $15,260    $16,145        $12,326
2/28/95      $15,676    $16,457        $12,375
3/31/95      $15,759    $16,548        $12,416
4/30/95      $15,996    $16,740        $12,457
5/31/95      $16,697    $17,212        $12,482
6/30/95      $16,788    $17,322        $12,507
7/31/95      $16,737    $17,330        $12,507
8/31/95      $16,953    $17,473        $12,539
9/30/95      $17,132    $17,590        $12,565
10/31/95     $17,361    $17,783        $12,606
11/30/95     $17,590    $18,000        $12,597
12/31/95     $17,832    $18,178        $12,588
1/31/96      $17,947    $18,331        $12,663
2/29/96      $17,641    $18,137        $12,703
3/31/96      $17,514    $18,053        $12,769
4/30/96      $17,399    $18,001        $12,819
5/31/96      $17,323    $17,992        $12,843
6/30/96      $17,571    $18,175        $12,851
7/31/96      $17,613    $18,232        $12,875
8/31/96      $17,585    $18,252        $12,900
9/30/96      $17,928    $18,487        $12,941
10/31/96     $18,312    $18,790        $12,983
11/30/96     $18,587    $19,018        $13,007
12/31/96     $18,477    $18,915        $13,007



GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending   Fund             Index           Index

1/24/89       $10,000           $10,000         $10,000
1/31/89       $10,020           $10,165         $10,011
2/28/89       $10,080            $9,912         $10,052
3/31/89       $10,150           $10,143         $10,110
4/30/89       $10,210           $10,669         $10,176
5/31/89       $10,610           $11,101         $10,234
6/30/89       $10,730           $11,038         $10,259
7/31/89       $11,260           $12,035         $10,283
8/31/89       $11,100           $12,271         $10,300
9/30/89       $11,160           $12,220         $10,333
10/31/89      $11,260           $11,937         $10,382
11/30/89      $11,500           $12,180         $10,407
12/31/89      $12,140           $12,473         $10,424
1/31/90       $11,680           $11,636         $10,531
2/28/90       $11,750           $11,786         $10,581
3/31/90       $11,668           $12,098         $10,639
4/30/90       $11,153           $11,797         $10,656
5/31/90       $11,607           $12,947         $10,680
6/30/90       $11,678           $12,860         $10,738
7/31/90       $11,839           $12,819         $10,779
8/31/90       $11,103           $11,660         $10,878
9/30/90       $11,113           $11,093         $10,969
10/31/90      $11,899           $11,045         $11,035
11/30/90      $12,192           $11,758         $11,060
12/31/90      $12,363           $12,086         $11,060
1/31/91       $12,232           $12,613         $11,126
2/28/91       $12,676           $13,515         $11,143
3/31/91       $12,888           $13,842         $11,159
4/30/91       $12,989           $13,876         $11,176
5/31/91       $12,968           $14,474         $11,210
6/30/91       $12,871           $13,811         $11,242
7/31/91       $13,379           $14,454         $11,259
8/31/91       $13,742           $14,797         $11,292
9/30/91       $14,218           $14,550         $11,341
10/31/91      $14,426           $14,745         $11,358
11/30/91      $14,706           $14,150         $11,391
12/31/91      $15,275           $15,769         $11,399
1/31/92       $14,757           $15,476         $11,416
2/29/92       $14,726           $15,676         $11,457
3/31/92       $14,633           $15,370         $11,516
4/30/92       $15,068           $15,822         $11,532
5/31/92       $15,358           $15,899         $11,548
6/30/92       $15,543           $15,662         $11,590
7/31/92       $16,378           $16,303         $11,614
8/31/92       $16,315           $15,969         $11,647
9/30/92       $16,389           $16,156         $11,679
10/31/92      $16,283           $16,211         $11,720
11/30/92      $16,304           $16,762         $11,736
12/31/92      $16,738           $16,968         $11,728
1/31/93       $17,003           $17,110         $11,786
2/28/93       $17,923           $17,343         $11,827
3/31/93       $18,082           $17,709         $11,868
4/30/93       $18,092           $17,281         $11,902
5/31/93       $18,018           $17,742         $11,918
6/30/93       $18,459           $17,793         $11,935
7/31/93       $18,826           $17,722         $11,935
8/31/93       $19,344           $18,394         $11,968
9/30/93       $19,247           $18,252         $11,993
10/31/93      $19,128           $18,630         $12,043
11/30/93      $18,221           $18,453         $12,051
12/31/93      $18,502           $18,676         $12,051
1/31/94       $18,124           $19,311         $12,084
2/28/94       $17,206           $18,788         $12,125
3/31/94       $16,602           $17,969         $12,166
4/30/94       $16,991           $18,199         $12,183
5/31/94       $16,105           $18,497         $12,191
6/30/94       $15,354           $18,044         $12,233
7/31/94       $16,142           $18,636         $12,266
8/31/94       $16,299           $19,400         $12,315
9/30/94       $15,894           $18,927         $12,348
10/31/94      $16,198           $19,353         $12,357
11/30/94      $16,288           $18,648         $12,373
12/31/94      $16,220           $18,924         $12,373
1/31/95       $17,165           $19,414         $12,422
2/28/95       $17,233           $20,171         $12,472
3/31/95       $16,985           $20,766         $12,513
4/30/95       $17,345           $21,377         $12,555
5/31/95       $18,301           $22,232         $12,580
6/30/95       $18,283           $22,748         $12,605
7/31/95       $18,319           $23,503         $12,605
8/31/95       $18,497           $23,562         $12,638
9/30/95       $19,545           $24,556         $12,663
10/31/95      $19,985           $24,468         $12,705
11/30/95      $20,318           $25,542         $12,696
12/31/95      $21,306           $26,035         $12,687
1/31/96       $21,687           $26,920         $12,762
2/29/96       $21,294           $27,170         $12,803
3/31/96       $21,282           $27,431         $12,869
4/30/96       $20,842           $27,834         $12,919
5/31/96       $21,306           $28,553         $12,944
6/30/96       $22,248           $28,661         $12,952
7/31/96       $21,081           $27,394         $12,976
8/31/96       $21,533           $27,972         $13,001
9/30/96       $21,658           $29,547         $13,043
10/31/96      $22,361           $30,363         $13,084
11/30/96      $22,763           $32,658         $13,109
12/31/96      $22,813           $32,011         $13,109



GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 5-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund        Index         Index

3/14/89       $10,000      $10,000       $10,000
3/31/89       $10,000      $10,040       $10,032
4/30/89       $10,000      $10,257       $10,097
5/31/89        $9,990      $10,571       $10,155
6/30/89       $10,560      $10,951       $10,179
7/31/89       $10,790      $11,344       $10,203
8/31/89       $10,460      $11,021       $10,220
9/30/89       $10,480      $11,066       $10,252
10/31/89      $10,910      $11,389       $10,302
11/30/89      $11,010      $11,534       $10,326
12/31/89      $11,080      $11,543       $10,343
1/31/90       $10,610      $11,346       $10,449
2/28/90       $10,600      $11,357       $10,498
3/31/90       $10,592      $11,356       $10,556
4/30/90       $10,170      $11,240       $10,573
5/31/90       $10,664      $11,582       $10,597
6/30/90       $10,932      $11,771       $10,655
7/31/90       $11,076      $11,979       $10,695
8/31/90       $10,582      $11,822       $10,794
9/30/90       $10,715      $11,935       $10,884
10/31/90      $10,973      $12,179       $10,950
11/30/90      $11,518      $12,504       $10,974
12/31/90      $11,734      $12,721       $10,974
1/31/91       $11,868      $12,850       $11,039
2/28/91       $11,889      $12,895       $11,056
3/31/91       $11,868      $12,943       $11,073
4/30/91       $12,064      $13,149       $11,089
5/31/91       $12,054      $13,190       $11,122
6/30/91       $11,987      $13,162       $11,155
7/31/91       $12,147      $13,350       $11,171
8/31/91       $12,615      $13,748       $11,204
9/30/91       $13,072      $14,100       $11,253
10/31/91      $13,157      $14,321       $11,270
11/30/91      $13,338      $14,566       $11,303
12/31/91      $13,933      $14,914       $11,311
1/31/92       $13,487      $14,668       $11,328
2/29/92       $13,572      $14,693       $11,368
3/31/92       $13,465      $14,546       $11,426
4/30/92       $13,519      $14,670       $11,442
5/31/92       $13,848      $15,035       $11,458
6/30/92       $14,249      $15,363       $11,500
7/31/92       $14,880      $15,802       $11,524
8/31/92       $15,080      $16,060       $11,556
9/30/92       $15,501      $16,410       $11,588
10/31/92      $15,102      $16,049       $11,629
11/30/92      $14,947      $15,869       $11,645
12/31/92      $15,379      $16,164       $11,637
1/31/93       $15,789      $16,659       $11,694
2/28/93       $16,387      $17,051       $11,735
3/31/93       $16,587      $17,124       $11,776
4/30/93       $16,664      $17,328       $11,809
5/31/93       $16,653      $17,239       $11,826
6/30/93       $17,308      $17,631       $11,842
7/31/93       $17,412      $17,645       $11,842
8/31/93       $17,863      $18,059       $11,875
9/30/93       $17,979      $18,148       $11,900
10/31/93      $18,129      $18,157       $11,949
11/30/93      $17,701      $17,974       $11,957
12/31/93      $17,863      $18,069       $11,957
1/31/94       $18,176      $18,324       $11,990
2/28/94       $17,528      $17,895       $12,030
3/31/94       $16,938      $17,433       $12,071
4/30/94       $16,729      $17,220       $12,088
5/31/94       $16,729      $17,233       $12,097
6/30/94       $16,694      $17,196       $12,138
7/31/94       $17,023      $17,513       $12,171
8/31/94       $17,023      $17,571       $12,219
9/30/94       $16,694      $17,272       $12,252
10/31/94      $16,596      $17,236       $12,261
11/30/94      $16,511      $17,101       $12,277
12/31/94      $16,621      $17,255       $12,277
1/31/95       $16,950      $17,422       $12,326
2/28/95       $17,475      $17,924       $12,375
3/31/95       $17,573      $17,998       $12,416
4/30/95       $17,829      $18,278       $12,457
5/31/95       $18,756      $19,149       $12,482
6/30/95       $18,909      $19,306       $12,507
7/31/95       $18,781      $19,211       $12,507
8/31/95       $18,998      $19,395       $12,539
9/30/95       $19,138      $19,543       $12,565
10/31/95      $19,482      $19,850       $12,606
11/30/95      $19,814      $20,219       $12,597
12/31/95      $20,056      $20,474       $12,588
1/31/96       $20,286      $20,697       $12,663
2/29/96       $19,890      $20,303       $12,703
3/31/96       $19,648      $20,046       $12,769
4/30/96       $19,495      $19,819       $12,819
5/31/96       $19,406      $19,722       $12,843
6/30/96       $19,637      $20,012       $12,851
7/31/96       $19,691      $19,694       $12,875
8/31/96       $19,664      $19,962       $12,900
9/30/96       $19,988      $20,331       $12,941
10/31/96      $20,435      $20,853       $12,983
11/30/96      $20,746      $21,214       $13,007
12/31/96      $20,543      $20,940       $13,007



GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 10-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund          Index        Index

3/14/89       $10,000        $10,000      $10,000
3/31/89       $10,000        $10,064      $10,032
4/30/89       $10,000        $10,339      $10,097
5/31/89       $10,070        $10,762      $10,155
6/30/89       $11,310        $11,405      $10,179
7/31/89       $11,290        $11,714      $10,203
8/31/89       $10,850        $11,360      $10,220
9/30/89       $10,870        $11,408      $10,252
10/31/89      $11,500        $11,874      $10,302
11/30/89      $11,580        $11,973      $10,326
12/31/89      $11,530        $11,972      $10,343
1/31/90       $10,630        $11,486      $10,449
2/28/90       $10,640        $11,460      $10,498
3/31/90       $10,598        $11,451      $10,556
4/30/90       $10,024        $11,131      $10,573
5/31/90       $10,746        $11,663      $10,597
6/30/90       $11,065        $11,939      $10,655
7/31/90       $11,171        $12,069      $10,695
8/31/90       $10,290        $11,498      $10,794
9/30/90       $10,502        $11,629      $10,884
10/31/90      $10,746        $12,005      $10,950
11/30/90      $11,521        $12,527      $10,974
12/31/90      $11,840        $12,809      $10,974
1/31/91       $11,978        $12,938      $11,039
2/28/91       $11,978        $12,955      $11,056
3/31/91       $11,893        $13,047      $11,073
4/30/91       $12,127        $13,260      $11,089
5/31/91       $11,999        $13,244      $11,122
6/30/91       $11,857        $13,151      $11,155
7/31/91       $12,066        $13,383      $11,171
8/31/91       $12,663        $13,914      $11,204
9/30/91       $13,292        $14,393      $11,253
10/31/91      $13,237        $14,462      $11,270
11/30/91      $13,303        $14,666      $11,303
12/31/91      $14,065        $15,468      $11,311
1/31/92       $13,579        $14,821      $11,328
2/29/92       $13,612        $14,910      $11,368
3/31/92       $13,513        $14,718      $11,426
4/30/92       $13,480        $14,658      $11,442
5/31/92       $13,976        $15,084      $11,458
6/30/92       $14,216        $15,437      $11,500
7/31/92       $15,016        $16,152      $11,524
8/31/92       $15,132        $16,334      $11,556
9/30/92       $15,711        $16,792      $11,588
10/31/92      $15,143        $16,303      $11,629
11/30/92      $15,271        $16,288      $11,645
12/31/92      $15,793        $16,852      $11,637
1/31/93       $16,291        $17,524      $11,694
2/28/93       $17,196        $18,210      $11,735
3/31/93       $17,358        $18,261      $11,776
4/30/93       $17,346        $18,516      $11,809
5/31/93       $17,346        $18,414      $11,826
6/30/93       $18,520        $19,425      $11,842
7/31/93       $18,724        $19,585      $11,842
8/31/93       $19,360        $20,333      $11,875
9/30/93       $19,564        $20,575      $11,900
10/31/93      $19,840        $20,661      $11,949
11/30/93      $19,084        $19,973      $11,957
12/31/93      $19,300        $20,149      $11,957
1/31/94       $19,864        $20,737      $11,990
2/28/94       $18,748        $19,748      $12,030
3/31/94       $17,728        $18,733      $12,071
4/30/94       $17,452        $18,439      $12,088
5/31/94       $17,416        $18,347      $12,097
6/30/94       $17,163        $18,209      $12,138
7/31/94       $17,691        $18,732      $12,171
8/31/94       $17,641        $18,764      $12,219
9/30/94       $16,999        $18,088      $12,252
10/31/94      $16,899        $17,956      $12,261
11/30/94      $16,999        $18,042      $12,277
12/31/94      $17,314        $18,356      $12,277
1/31/95       $17,704        $18,841      $12,326
2/28/95       $18,295        $19,566      $12,375
3/31/95       $18,446        $19,701      $12,416
4/30/95       $18,862        $20,085      $12,457
5/31/95       $20,497        $21,768      $12,482
6/30/95       $20,647        $22,056      $12,507
7/31/95       $20,279        $21,692      $12,507
8/31/95       $20,712        $22,121      $12,539
9/30/95       $21,080        $22,486      $12,565
10/31/95      $21,657        $23,055      $12,606
11/30/95      $22,248        $23,761      $12,597
12/31/95      $22,812        $24,341      $12,588
1/31/96       $22,891        $24,392      $12,663
2/29/96       $21,802        $23,233      $12,703
3/31/96       $21,461        $22,787      $12,769
4/30/96       $21,067        $22,251      $12,819
5/31/96       $20,830        $22,109      $12,843
6/30/96       $21,295        $22,604      $12,851
7/31/96       $21,295        $22,598      $12,875
8/31/96       $21,101        $22,353      $12,900
9/30/96       $21,670        $23,017      $12,941
10/31/96      $22,531        $23,959      $12,983
11/30/96      $23,197        $24,776      $13,007
12/31/96      $22,698        $24,129      $13,007



GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 20-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending      Fund          Index        Index

3/14/89          $10,000        $10,000      $10,000
3/31/89          $10,000        $10,109      $10,032
4/30/89          $10,000        $10,494      $10,097
5/31/89          $10,000        $11,218      $10,155
6/30/89          $11,290        $12,388      $10,179
7/31/89          $11,250        $12,458      $10,203
8/31/89          $10,790        $11,840      $10,220
9/30/89          $10,860        $11,945      $10,252
10/31/89         $11,630        $12,745      $10,302
11/30/89         $11,720        $12,972      $10,326
12/31/89         $11,610        $12,904      $10,343
1/31/90          $10,580        $11,934      $10,449
2/28/90          $10,530        $11,668      $10,498
3/31/90          $10,400        $11,557      $10,556
4/30/90           $9,652        $10,869      $10,573
5/31/90          $10,617        $11,932      $10,597
6/30/90          $11,064        $12,425      $10,655
7/31/90          $11,136        $12,374      $10,695
8/31/90           $9,912        $11,011      $10,794
9/30/90          $10,150        $11,240      $10,884
10/31/90         $10,358        $11,566      $10,950
11/30/90         $11,271        $12,608      $10,974
12/31/90         $11,676        $12,940      $10,974
1/31/91          $11,853        $13,206      $11,039
2/28/91          $11,811        $13,087      $11,056
3/31/91          $11,666        $13,182      $11,073
4/30/91          $11,946        $13,421      $11,089
5/31/91          $11,686        $13,267      $11,122
6/30/91          $11,412        $13,000      $11,155
7/31/91          $11,619        $13,273      $11,171
8/31/91          $12,362        $14,056      $11,204
9/30/91          $13,061        $14,781      $11,253
10/31/91         $12,864        $14,549      $11,270
11/30/91         $12,744        $14,670      $11,303
12/31/91         $13,749        $15,854      $11,311
1/31/92          $13,246        $15,164      $11,328
2/29/92          $13,290        $15,233      $11,368
3/31/92          $13,235        $14,986      $11,426
4/30/92          $13,050        $14,715      $11,442
5/31/92          $13,759        $15,337      $11,458
6/30/92          $13,776        $15,380      $11,500
7/31/92          $14,598        $16,413      $11,524
8/31/92          $14,679        $16,359      $11,556
9/30/92          $14,923        $16,307      $11,588
10/31/92         $14,378        $15,968      $11,629
11/30/92         $14,772        $16,341      $11,645
12/31/92         $15,467        $17,034      $11,637
1/31/93          $15,792        $17,595      $11,694
2/28/93          $16,707        $18,677      $11,735
3/31/93          $17,054        $18,546      $11,776
4/30/93          $16,881        $18,774      $11,809
5/31/93          $16,985        $18,956      $11,826
6/30/93          $18,058        $20,442      $11,842
7/31/93          $18,664        $21,338      $11,842
8/31/93          $19,617        $22,712      $11,875
9/30/93          $19,778        $22,639      $11,900
10/31/93         $20,162        $23,054      $11,949
11/30/93         $19,332        $22,125      $11,957
12/31/93         $19,407        $22,047      $11,957
1/31/94          $20,186        $22,929      $11,990
2/28/94          $18,788        $21,356      $12,030
3/31/94          $17,662        $20,013      $12,071
4/30/94          $17,365        $19,496      $12,088
5/31/94          $17,092        $18,900      $12,097
6/30/94          $16,534        $18,599      $12,138
7/31/94          $17,392        $19,779      $12,171
8/31/94          $17,041        $19,179      $12,219
9/30/94          $16,248        $18,101      $12,252
10/31/94         $16,131        $17,996      $12,261
11/30/94         $16,417        $18,436      $12,277
12/31/94         $16,924        $19,119      $12,277
1/31/95          $17,366        $19,856      $12,326
2/28/95          $17,886        $20,479      $12,375
3/31/95          $18,068        $20,733      $12,416
4/30/95          $18,561        $21,191      $12,457
5/31/95          $20,862        $24,264      $12,482
6/30/95          $20,964        $24,591      $12,507
7/31/95          $20,415        $23,898      $12,507
8/31/95          $21,018        $24,842      $12,539
9/30/95          $21,527        $25,562      $12,565
10/31/95         $22,532        $26,984      $12,606
11/30/95         $23,295        $27,998      $12,597
12/31/95         $24,166        $29,297      $12,588
1/31/96          $24,112        $29,016      $12,663
2/29/96          $22,264        $26,341      $12,703
3/31/96          $21,728        $25,335      $12,769
4/30/96          $21,152        $24,417      $12,819
5/31/96          $20,951        $24,420      $12,843
6/30/96          $21,596        $25,270      $12,851
7/31/96          $21,553        $25,204      $12,875
8/31/96          $21,077        $24,370      $12,900
9/30/96          $21,928        $25,583      $12,941
10/31/96         $23,155        $27,320      $12,983
11/30/96         $24,224        $28,946      $13,007
12/31/96         $23,516        $27,643      $13,007





THE INVESTMENT STRATEGY PYRAMID

As a Franklin Valuemark contract owner, you can invest in up to nine investment options at one time. When selecting an option, there are two things you may wish to consider: 1) your investment objective; and 2) the degree of risk with which you feel comfortable. Before you make these decisions, you may want to review the investment strategy pyramid pictured below. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return -- categories that generally entail a greater degree of investment risk as well. Of course, you should review the Franklin Valuemark Funds prospectus for more information about a specific option.

GRAPH OMITTED

                 Capital Growth Fund+
                 Mutual Discovery Securities Fund+
                 Precious Metals Fund*
                 Small Cap Fund+
                 Templeton Developing Markets Equity Fund+
                 Templeton Global Growth Fund+
                 Templeton International Equity Fund+
                 Templeton International Smaller Companies Fund+
                 Templeton Pacific Growth Fund+

           Growth and Income Fund+
           Income Securities Fund+
           Mutual Shares Securities Fund+
           Real Estate Securities Fund
           Rising Dividends Fund+
           Templeton Global Asset Allocation Fund+
           Utility Equity Fund+

      High Income Fund
      Templeton Global Income Securities Fund++++
      U.S. Gov't. Securities Fund
      Three Zero Coupon Funds
      maturing in 2000, 2005, 2010


Money Market Fund+
Allianz Life Fixed Account++

*The Board has approved for contract owner consideration changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a fund which invests primarily in natural resources industries. Contract owners of record as of January 21, 1997, are entitled to vote at the April 4, 1997, meeting. If approved, the change would take effect on May 1, 1997.

+Investment options available under Valuemark Income Plus (VIP).

++As of December 31, 1996, the Fixed Account is not available in Washington.

++++Effective May 1, 1996, the Global Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

For service regarding your contract, please contact your investment representative. You may also call 1-800/624-0197 (Valuemark deferred variable annuity), 1-800/774-5001 (VIP), or 1-800/342-FUND (Franklin Valuemark Funds). To ensure the highest quality of service, telephone calls to or from a Valuemark service center may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                                      LETTER TO CONTRACT OWNERS


TABLE OF CONTENTS                                     PAGE

LETTER TO CONTRACT OWNERS                               1

ECONOMIC OVERVIEW                                       3

CHANGE IN UNIT PRICES                                   5

FRANKLIN VALUEMARK TOTAL RETURNS                        6

PORTFOLIO OBJECTIVES                                   10

PORTFOLIO PROFILES

PORTFOLIOS SEEKING CAPITAL GROWTH
    Capital Growth Fund                                14


GRAPHICS OMITTED

    Mutual Discovery Securities Fund                   14
    Precious Metals Fund                               15
    Small Cap Fund                                     16
    Templeton Developing Markets Equity Fund           17
    Templeton Global Growth Fund                       17
    Templeton International Equity Fund                19
    Templeton International
     Smaller Companies Fund                            19
    Templeton Pacific Growth Fund                      20

PORTFOLIOS SEEKING GROWTH AND INCOME
    Growth and Income Fund                             21
    Income Securities Fund                             22

GRAPHICS OMITTED

    Mutual Shares Securities Fund                      23
    Real Estate Securities Fund                        23
    Rising Dividends Fund                              25
    Templeton Global Asset Allocation Fund             26
    Utility Equity Fund                                27

PORTFOLIOS SEEKING CURRENT INCOME
    High Income Fund                                   28
    Templeton Global Income Securities Fund            28
    U.S. Government Securities Fund                    29
    Zero Coupon Funds                                  30

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
    Money Market Fund                                  31

ALLIANZ VARIABLE ACCOUNT B
    Financial Statements and Notes                     42

FRANKLIN VALUEMARK FUNDS
    Statement of Investments                           69
    Financial Statements and Notes                    164

                                                      February 14, 1997
Dear Contract Owner:

This annual report covers the year ended December 31, 1996, for the Franklin Valuemark flexible premium deferred variable annuity, Franklin Templeton Valuemark Income Plus (VIP), an immediate variable annuity, and the 23 Franklin Valuemark Funds available under the Valuemark variable annuities. Currently, 15 of the Valuemark portfolios are available with VIP.

We introduced two new investment options over the reporting period. On November 8, 1996, we added the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. Mutual Discovery seeks capital appreciation through a policy of investing in domestic and foreign equity securities. Mutual Shares seeks capital appreciation, with current income as a secondary objective.

On October 25, 1996, shares of the Adjustable U.S. Government Fund and the Investment Grade Intermediate Bond Fund were replaced by shares of the U.S. Government Securities Fund. The substitution is designed to benefit contract owners by consolidating the assets of portfolios with similar investment objectives, strategies, and risks, thereby potentially lowering operating costs.

On the following pages you will find a summary covering global market conditions over the past year as well as discussions of each portfolio's performance. The portfolios' performance tables, presented on pages 6 through 9, show cumulative and average annual total returns. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not indicative of future trends.

We look to the future with confidence and believe Franklin Valuemark and VIP will continue to be appropriate vehicles for tax-conscious investors seeking to meet their long-term retirement and other financial needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

SIGNATURE OMITTED

Rupert H. Johnson, Jr.
Director and Executive Vice President
Franklin Valuemark Funds

SIGNATURE OMITTED

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company
of North America



MUTUAL SERIES PORTFOLIO MANAGERS
COME TO VALUEMARK

IN NOVEMBER 1996, HEINE SECURITIES CORPORATION, ADVISERS OF THE PUBLIC MUTUAL SERIES FUNDS, INC. JOINED FORCES WITH FRANKLIN TEMPLETON. WHAT'S MORE, AS OF NOVEMBER 8, 1996, FRANKLIN VALUEMARK BEGAN OFFERING MODELS OF TWO MUTUAL SERIES FUNDS -- MUTUAL DISCOVERY SECURITIES FUND AND MUTUAL SHARES SECURITIES FUND -- TO CONTRACT OWNERS.

ALTHOUGH THE NEW VALUEMARK PORTFOLIOS WILL PERFORM DIFFERENTLY THAN THE PUBLIC FUNDS DUE TO DIFFERENCES IN SIZE, INVESTMENTS HELD, AND OTHER FACTORS, THEY WILL BE MANAGED BY MICHAEL PRICE AND HIS TEAM, USING THE SAME VALUE INVESTMENT APPROACH.


ECONOMIC OVERVIEW FOR 1996

A STRONG U.S. ECONOMY

At the end of 1995, the U.S. economy appeared to be stalled and on the verge of a recession. At that time, few could accurately predict the record-setting climb of the stock market that would occur in the 12 months to follow. Consistent employment growth, strong personal income and rising financial asset values helped consumer spending rebound in the first and second quarters of 1996. Gross Domestic Product (GDP) grew at an annualized rate of 4.7% during the second quarter. As the third quarter ended, the national unemployment rate remained low, leading many bond investors to speculate that economic growth could accelerate and lead to increased inflation. A saving grace came in the third quarter when consumers didn't open their wallets as often as they had earlier in the year (growth fell to an annualized rate of 2.2% by September 30, 1996). But fourth quarter economic reports showed that activity in key sectors had picked up, reviving inflation expectations and pushing interest rates -- and bond yields -- higher. The 30-year U.S. Treasury bond finished the year yielding 6.65%, significantly higher than its 5.96% yield on December 31, 1995.


U.S. EQUITIES POST BANNER YEAR

Record amounts of capital poured into mutual funds in 1996, and the Dow Jones Industrial Average(R) (the Dow) set an unprecedented 44 records -- including closing above the 6000 point mark for the first time on October 14, 1996. Despite its strong upward movement throughout the year, the Dow suffered two measurable sell-offs in the first half of 1996. It tumbled 171.24 points on March 8, recovered quickly and advanced to a new high of 5778.00 on May 22, only to slide to 5346.55 by July 23. The Dow closed the reporting period at 6448.27, a 26% increase from December 31, 1995.*

FOREIGN EQUITIES BOOKED STRONG GAINS, TOO. . . .

Patient investors of global equity markets enjoyed 1996, especially since foreign markets experienced positive gains. Due to declining European interest rates and increased participation in European equities by American investors, many European stocks performed well, with most major European stock exchanges posting gains of more than 15% (measured in local currencies). Some European fixed-income and currency markets started the year in a promising fashion, but couldn't deliver the goods. This was especially evident in Germany, where the economy continued to move at a snail's pace. Indications were that the German economy was starting to recover in early September, but some of the optimism might have been a bit premature since the 1997 budget includes plans for fiscal tightening. With this in mind, and with the overtones of the European Monetary Union (EMU) in the background, we believe the Deutschmark will most likely continue to weaken against the U.S. dollar and other foreign currencies.

*Dow Jones Industrial Average total return calculated by Wilshire Associates,
Inc.


Boasting an influx of investors who reaped the benefits of favorable returns (quite a change from 1995's dramatic sell-off), most emerging market stocks posted a banner year. Particularly strong performances came from Brazil, Poland and Russia. Another buoyant market was Hong Kong, which has managed to attract significant capital inflows despite the upcoming reversion to Chinese rule.

Consumer and business confidence in Japan are improving but still have some distance to go. In fact, a recent Tankan economic report suggested that while Japan's equity market produced a positive return for the year, the economy has yet to turn. This, coupled with a questionable banking system, indicates that Japan's economy may remain on shaky ground for some time.


ON INTO 1997

Chances are that despite Federal Reserve Chairman Alan Greenspan's recent comment that the U.S. market may be overpriced, we believe the Dow could continue to rise and give equity investments another good year. It also appears to us that U.S. economic growth may continue at a moderate pace, accompanied with low inflation -- a scenario we think is already priced into the domestic bond market. Still, a couple of things lurk in the shadows that could potentially cause the bond market some grief, including continued entitlement program reforms and their potential impact on the federal budget. Additionally, should strong growth resume in Asian and European countries, pressure could be put on the dollar relative to foreign currencies -- perhaps negatively impacting U.S. interest rates and forcingthe Fed to reconsider its stance on domestic monetary policy.

There are no promises that 1997's market can match that of 1996 -- market corrections may occur after good years, causing relatively short but sometimes sharp declines in stock prices. While market volatility and the possibility of corrections can be unsettling, it is a reminder to investors that security prices don't always move upward. History has shown that, over the long term, stocks and bonds have delivered impressive results when left to compound -- even through market downturns. For this reason, you are encouraged to periodically review your investment program and focus on your continuing long-term goals.

------------------------------------------------------------------------------
FRANKLIN VALUEMARK VARIABLE ANNUITY
CHANGE IN UNIT PRICES
-------------------------------------------------------------------------------
                                          % Change                 % Change
                                   Unit Price*  Unit Price*  in Unit Price
Portfolio Name                     12/31/95     12/31/96   12/31/95 to 12/31/96
-------------------------------------------------------------------------------
Capital Growth Fund               $10.00**      $11.25          12.54%
Growth and Income Fund            $17.31        $19.49          12.59%
High  Income Fund                 $17.25        $19.37          12.31%
Income  Securities  Fund          $19.79        $21.71           9.72%
Money Market Fund                 $12.88        $13.36           3.69%
Mutual  Discovery
 Securities Fund                  N/A++         $10.18            N/A
Mutual  Shares
 Securities  Fund                 N/A++         $10.33            N/A
Precious Metals Fund              $14.11        $14.47           2.54%
Real Estate Securities Fund       $18.07        $23.67          30.96%
Rising  Dividends  Fund           $12.50        $15.30          22.44%
Small Cap Fund                    $10.15        $12.91          27.26%
Templeton  Developing
 Markets Equity Fund              $ 9.58        $11.49          19.89%
Templeton Global
 Asset  Allocation Fund           $10.59        $12.51          18.16%
Templeton Global Growth Fund      $11.34        $13.56          19.58%
Templeton  Global Income
 Securities  Fund++               $15.52        $16.78           8.10%
Templeton International
 Equity Fund                      $13.26        $16.08          21.25%
Templeton International
 Smaller  Companies  Fund         $10.00**      $11.15          11.45%
Templeton  Pacific Growth Fund    $13.63        $14.93           9.55%
U.S. Government  Securities Fund  $16.30        $16.65           2.16%
Utility Equity Fund               $19.56        $20.65           5.57%
Zero Coupon Fund - 2000           $18.29        $18.47           0.99%
Zero Coupon Fund - 2005           $20.91        $20.52          -1.90%
Zero Coupon Fund - 2010           $22.43        $21.52          -4.05%

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.

**Unit price at inception on May 1, 1996.

++Figures for this time period are not available due to the funds' recent inception dates.

+++Effective May 1, 1996, the Global Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

Note: The unit value for each subaccount that invests in a particular portfolio is the total value of assets of the subaccount (net assets of the portfolio), minus the daily charges for mortality and expense risk and administrative expenses (annualized at 1.4% of the account's average daily net assets), plus or minus a charge or credit for any taxes reserved, divided by the total number of outstanding units for the fund at the end of the valuation period. The unit value does not take into account the contingent deferred sales charge that declines from 6% to 1.5% over five years for Valuemark III, and 5% to 1.5% over five years for Valuemark II, or the annual contract maintenance fee of $30. Past performance is not indicative of future performance. Unit price and return vary, so that investors may have a gain or loss when they sell their units. This information is for Valuemark contract owners only and may not be used as sales literature.
------------------------------------------------------------------------------
VALUEMARK II
STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996
WITH CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                           INCEPTION                                   SINCE
   PORTFOLIO NAME                                                            DATE         1-YEAR        5-YEAR       INCEPTION
  ----------------------------------------------------------------------------------------------------------------------------

   Capital Growth Fund+                                                      5/1/96         N/A           N/A           N/A
   Growth and Income Fund*                                                  1/24/89        8.24%       10.14%         8.68%
   High Income Fund*                                                        1/24/89        7.96%       10.70%         8.60%
   Income Securities Fund*                                                  1/24/89        5.37%        9.70%        10.18%
   Money Market Fund**                                                      1/24/89       -0.66%        2.45%         3.63%
   Mutual Discovery Securities Fund+                                        11/8/96         N/A           N/A           N/A
   Mutual Shares Securities Fund+                                           11/8/96         N/A           N/A           N/A
   Precious Metals Fund*                                                    1/24/89       -1.81%        6.20%         4.67%
   Real Estate Securities Fund*                                             1/24/89       26.61%       14.72%        11.38%
   Rising Dividends Fund                                                    1/27/92       18.09%          N/A         8.86%
   Small Cap Fund                                                           11/1/95       22.91%          N/A        21.42%
   Templeton Developing Markets Equity Fund*                                3/15/94       15.54%          N/A         4.24%
   Templeton Global Asset Allocation Fund                                    5/1/95       13.81%          N/A        12.32%
   Templeton Global Growth Fund*                                            3/15/94       15.23%          N/A        10.74%
   Templeton Global Income Securities Fund*                                 1/24/89        3.75%        5.14%         6.66%
   Templeton International Equity Fund                                      1/27/92       16.90%          N/A         9.97%
   Templeton International Smaller Companies Fund+                           5/1/96         N/A           N/A           N/A
   Templeton Pacific Growth Fund                                            1/27/92        5.20%          N/A         8.33%
   U.S. Government Securities Fund                                          3/14/89       -2.19%        5.25%         6.67%
   Utility Equity Fund                                                      1/24/89        1.22%        6.71%         9.49%
   Zero Coupon - 2000**                                                     3/14/89       -3.36%        6.22%         8.10%
   Zero Coupon - 2005**                                                     3/14/89       -6.25%        8.27%         9.57%
   Zero Coupon - 2010**                                                     3/14/89       -8.40%        9.67%        10.24%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. They are based on a $1,000 hypothetical investments and represent the average annual change in value of an investment over the indicated periods. They reflect the deduction of an annual asset charge of 1.4%, fund charges, an annual contract maintenance charge of $30 (prorated, based on an approximate average contract size of $30,000), and applicable declining contingent deferred sales charges, assuming the account is liquidated at the end of the reporting period, according to the following schedule:

          YEARS SINCE DEPOSIT:          1      2      3       4      5      6
           CHARGE:                      5%     5%     4%      3%    1.5%    0%

The figures also assume reinvestment of dividends and capital gains and reflect the application of an annual 15% cumulative free withdrawal privilege. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when units are sold. Past performance does not guarantee future results.

*Past expense reductions by the portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees. For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders. +Figures for these time periods are not available due to the portfolio's recent inception date.

VALUEMARK II

NON-STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996 WITHOUT CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                         TOTAL RETURN               CUMULATIVE TOTAL RETURN
                                                                        ---------------------------------------------------
                                                    INCEPTION                           SINCE                          SINCE
   PORTFOLIO NAME                                     DATE       1-YEAR     5-YEAR    INCEPTION  3-YEAR     5-YEAR   INCEPTION
   ----------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund+                              5/1/96       N/A        N/A        N/A       N/A        N/A     12.54%
   Growth and Income Fund*                           1/24/89     12.59%     10.28%     8.77%     42.50%     63.10%    94.90%
   High Income Fund*                                 1/24/89     12.31%     10.84%     8.69%     27.84%     67.27%    93.75%
   Income Securities Fund*                           1/24/89      9.72%      9.84%    10.25%     22.41%     59.85%   117.08%
   Money Market Fund**                               1/24/89      3.69%      2.61%     3.72%     10.72%     13.78%    33.59%
   Mutual Discovery Securities Fund+                 11/8/96       N/A        N/A        N/A       N/A        N/A      1.80%
   Mutual Shares Securities Fund+                    11/8/96       N/A        N/A        N/A       N/A        N/A      3.30%
   Precious Metals Fund*                             1/24/89      2.54%      6.35%     4.76%      0.03%     36.04%    44.67%
   Real Estate Securities Fund*                      1/24/89     30.96%     14.84%    11.46%     54.00%     99.76%   136.68%
   Rising Dividends Fund                             1/27/92     22.44%       N/A      9.01%     48.18%       N/A     53.03%
   Small Cap Fund                                    11/1/95     27.26%       N/A     24.49%     27.26%       N/A     29.13%
   Templeton Developing Markets Equity Fund*         3/15/94     19.89%       N/A      5.08%       N/A        N/A     14.87%
   Templeton Global Asset Allocation Fund             5/1/95     18.16%       N/A     14.36%       N/A        N/A     25.14%
   Templeton Global Growth Fund*                     3/15/94     19.58%       N/A     11.49%       N/A        N/A     35.60%
   Templeton Global Income Securities Fund*          1/24/89      8.10%      5.30%     6.74%     14.54%     29.46%    67.81%
   Templeton International Equity Fund               1/27/92     21.25%       N/A     10.11%     31.54%       N/A     60.81%
   Templeton International
    Smaller Companies Fund+                            5/1/96       N/A        N/A        N/A       N/A        N/A     11.45%
   Templeton Pacific Growth Fund                     1/27/92      9.55%       N/A      8.47%      4.91%       N/A     49.32%
   U.S. Government Securities Fund                   3/14/89      2.16%      5.40%     6.75%     13.28%     30.10%    66.50%
   Utility Equity Fund                               1/24/89      5.57%      6.86%     9.57%     19.26%     39.35%   106.54%
   Zero Coupon - 2000**                              3/14/89      0.99%      6.36%     8.18%     10.51%     36.14%    84.75%
   Zero Coupon - 2005**                              3/14/89     -1.90%      8.40%     9.64%     13.67%     49.70%   105.17%
   Zero Coupon - 2010**                              3/14/89     -4.05%      9.81%    10.32%     18.62%     59.63%   115.22%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Total return is the cumulative or average annual percent change in the unit price of the subaccount, assuming reinvestment of dividends and capital gains. These figures assume the contract owner is still invested at the end of the reporting period. Past performance is not indicative of future performance.

Standardized performance data and other important disclosures are on page 6. Please review this information and a Franklin Valuemark prospectus before investing.

*Past expense reductions by the portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees. For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders.

+Figures for these time periods are not available due to portfolios' recent inception dates.
-------------------------------------------------------------------------------
VALUEMARK III
STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996
WITH CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                           INCEPTION                                   SINCE
   PORTFOLIO NAME                                                            DATE         1-YEAR        5-YEAR       INCEPTION
   CAPITAL GROWTH FUND+                                                      5/1/96         N/A           N/A           N/A
   -----------------------------------------------------------------------------------------------------------------------------

   Growth and Income Fund*                                                  1/24/89        7.39%       10.14%         8.68%
   High Income Fund*                                                        1/24/89        7.11%       10.70%         8.60%
   Income Securities Fund*                                                  1/24/89        4.52%        9.70%        10.18%
   Money Market Fund**                                                      1/24/89       -1.51%        2.45%         3.63%
   Mutual Discovery Securities Fund+                                        11/8/96         N/A           N/A           N/A
   Mutual Shares Securities Fund+                                           11/8/96         N/A           N/A           N/A
   Precious Metals Fund*                                                    1/24/89       -2.66%        6.20%         4.67%
   Real Estate Securities Fund*                                             1/24/89       25.76%       14.72%        11.38%
   Rising Dividends Fund                                                    1/27/92       17.24%          N/A         8.86%
   Small Cap Fund                                                           11/1/95       22.06%          N/A        21.42%
   Templeton Developing Markets Equity Fund*                                3/15/94       14.69%          N/A         4.24%
   Templeton Global Asset Allocation Fund                                    5/1/95       12.96%          N/A        12.32%
   Templeton Global Growth Fund*                                            3/15/94       14.38%          N/A        10.74%
   Templeton Global Income Securities Fund*                                 1/24/89        2.90%        5.14%         6.66%
   Templeton International Equity Fund                                      1/27/92       16.05%          N/A         9.97%
   Templeton International Smaller Companies Fund+                           5/1/96         N/A           N/A           N/A
   Templeton Pacific Growth Fund                                            1/27/92        4.35%          N/A         8.33%
   U.S. Government Securities Fund                                          3/14/89       -3.04%        5.25%         6.67%
   Utility Equity Fund                                                      1/24/89        0.37%        6.71%         9.49%
   Zero Coupon - 2000**                                                     3/14/89       -4.21%        6.22%         8.10%
   Zero Coupon - 2005**                                                     3/14/89       -7.10%        8.27%         9.57%
   Zero Coupon - 2010**                                                     3/14/89       -9.25%        9.67%        10.24%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. They are based on a $1,000 hypothetical investments and represent the average annual change in value of an investment over the indicated periods. They reflect the deduction of an annual asset charge of 1.4%, fund charges, an annual contract maintenance charge of $30 (prorated, based on an approximate average contract size of $30,000), and applicable declining contingent deferred sales charges, assuming the account is liquidated at the end of the reporting period, according to the following schedule:

         YEARS SINCE DEPOSIT:          1      2      3       4      5      6
          CHARGE:                      6%     5%     4%      3%    1.5%    0%

The figures also assume reinvestment of dividends and capital gains and reflect the application of an annual 15% cumulative free withdrawal privilege. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when units are sold. Past performance does not guarantee future results.

 *Past expense reductions by the portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees. For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders.

+Figures for these time periods are not available due to the portfolio's recent inception date.
-------------------------------------------------------------------------------
VALUEMARK III
NON-STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996
WITHOUT CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                         TOTAL RETURN              CUMULATIVE TOTAL RETURNS
                                                                         --------------------------------------------------
                                                    INCEPTION                           SINCE                          SINCE
   PORTFOLIO  NAME                                    DATE       1-YEAR     5-YEAR    INCEPTION  3-YEAR     5-YEAR   INCEPTION
   ---------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund+                               5/1/96       N/A        N/A        N/A       N/A        N/A     12.54%
   Growth and Income Fund*                           1/24/89     12.59%     10.28%     8.77%     42.50%     63.10%    94.90%
   High Income Fund*                                 1/24/89     12.31%     10.84%     8.69%     27.84%     67.27%    93.75%
   Income Securities Fund*                           1/24/89      9.72%      9.84%    10.25%     22.41%     59.85%   117.08%
   Money Market Fund**                               1/24/89      3.69%      2.61%     3.72%     10.72%     13.78%    33.59%
   Mutual Discovery Securities Fund+                 11/8/96       N/A        N/A        N/A       N/A        N/A      1.80%
   Mutual Shares Securities Fund+                    11/8/96       N/A        N/A        N/A       N/A        N/A      3.30%
   Precious Metals Fund*                             1/24/89      2.54%      6.35%     4.76%      0.03%     36.04%    44.67%
   Real Estate Securities Fund*                      1/24/89     30.96%     14.84%    11.46%     54.00%     99.76%   136.68%
   Rising Dividends Fund                             1/27/92     22.44%       N/A      9.01%     48.18%       N/A     53.03%
   Small Cap Fund                                    11/1/95     27.26%       N/A     24.49%     27.26%       N/A     29.13%
   Templeton Developing Markets Equity Fund*         3/15/94     19.89%       N/A      5.08%       N/A        N/A     14.87%
   Templeton Global Asset Allocation Fund             5/1/95     18.16%       N/A     14.36%       N/A        N/A     25.14%
   Templeton Global Growth Fund*                     3/15/94     19.58%       N/A     11.49%       N/A        N/A     35.60%
   Templeton Global Income Securities Fund*          1/24/89      8.10%      5.30%     6.74%     14.54%     29.46%    67.81%
   Templeton International Equity Fund               1/27/92     21.25%       N/A     10.11%     31.54%       N/A     60.81%
   Templeton International
    Smaller Companies Fund+                            5/1/96       N/A        N/A        N/A       N/A        N/A     11.45%
   Templeton Pacific Growth Fund                     1/27/92      9.55%       N/A      8.47%      4.91%       N/A     49.32%
   U.S. Government Securities Fund                   3/14/89      2.16%      5.40%     6.75%     13.28%     30.10%    66.50%
   Utility Equity Fund                               1/24/89      5.57%      6.86%     9.57%     19.26%     39.35%   106.54%
   Zero Coupon - 2000**                              3/14/89      0.99%      6.36%     8.18%     10.51%     36.14%    84.75%
   Zero Coupon - 2005**                              3/14/89     -1.90%      8.40%     9.64%     13.67%     49.70%   105.17%
   Zero Coupon - 2010**                              3/14/89     -4.05%      9.81%    10.32%     18.62%     59.63%   115.22%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Total return is the cumulative or average annual percent change in the unit price of the subaccount, assuming reinvestment of dividends and capital gains. These figures assume the contract owner is still invested at the end of the reporting period. Past performance is not indicative of future performance.

Standardized performance data and other important disclosures are on page 8. Please review this information and a Franklin Valuemark prospectus before investing.

*Past expense reductions by the portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees.
For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders. +Figures for these time periods are not available due to portfolios' recent inception dates.
-------------------------------------------------------------------------------
PORTFOLIO OBJECTIVES

   PORTFOLIO                                         DESCRIPTION
-------------------------------------------------------------------------------
PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

   Seeks capital appreciation with current income as a secondary consideration. The portfolio invests primarily in equity securities, including common stocks and securitiesconvertible into common stocks.

MUTUAL DISCOVERY SECURITIES FUND

   Seeks capital appreciation by investing in domestic and foreign equity securities, including securities of small cap companies as well as debt obligations of any quality. The portfolio also seeks to invest in securities of domestic and foreign companies and reorganizations, as well as distressed/bankruptcy investments.

PRECIOUS METALS FUND

   Seeks capital appreciation through concentration of its investments in securities of issuers, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals. The portfolio's secondary objective is to provide current income return through the receipt of dividends or interest from its investments.

Small Cap Fund

   Seeks long-term capital growth.Under normal market conditions, the portfolio
   invests    primarily in equity securities of small capitalization growth companies.


TEMPLETON DEVELOPING
MARKETS EQUITY FUND

Seeks long-term capital
   appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets under normal market conditions.

TEMPLETON GLOBAL GROWTH FUND

   Seeks long-term capital growth; any income realized will be incidental. The portfolio seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets under normal market conditions.


TEMPLETON INTERNATIONAL EQUITY FUND

   Seeks long-term capital growth. Under
   normal market conditions, the portfolio will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities. These equity securities will trade on markets in countries other than the U.S., including developing markets, and be issued by companies domiciled in countries other than the U.S., or companies that derive at least 50% of either their revenues or pre-tax income from activities outside the U.S.


TEMPLETON INTERNATIONAL
SMALLER COMPANIES FUND

   Seeks long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets under normal market conditions.

TEMPLETON PACIFIC GROWTH FUND

   Seeks long-term capital growth. Under normal conditions, the portfolio will invest at least 65% of its assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and which are issued by companies domiciled in the Pacific Rim or companies that derived at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the portfolio's 65% investment policy, the countries in the Pacific Rim are Australia, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Singapore and Thailand.

PORTFOLIOS SEEKING GROWTH AND INCOME

GROWTH AND INCOME FUND

   Seeks capital appreciation. The portfolio's secondary objective is to provide current income return. The portfolio pursues capital appreciation by investing primarily in domestic common stocks, securities convertible into common stocks and preferred stocks.

INCOME SECURITIES FUND

   Seeks to maximize income while maintaining prospects for capital appreciation. The portfolio will pursue its objective by investing in a diversified portfolio of domestic and foreign (including developing markets) debt obligations, which may include high yield, high risk, lower-rated bonds, as well as equity securities, selected with particular consideration of current income production along with capital appreciation.

MUTUAL SHARES SECURITIES FUND

   Seeks capital appreciation with income as a secondary objective. The portfolio may invest in domestic and foreign equity securities, as well as debt obligations of any quality. The portfolio also seeks to invest in securities of companies involved in mergers and reorganizations, as well as distressed/bankruptcy investments.

REAL ESTATE SECURITIES FUND

   Seeks capital appreciation, with a secondary objective of earning current income on its investments. The portfolio pursues its principal objective by investing primarily in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).


RISING DIVIDENDS FUND

     Seeks capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the portfolio invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration. The portfolio seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value.

TEMPLETON GLOBAL
ASSET ALLOCATION FUND

   Seeks a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers of any nation, debt obligations of companies and governments of any nation, and Money Market Instruments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

UTILITY EQUITY FUND

Seeks both capital
   appreciation and current income by concentrating investments in the securities of companies in the public utilities industry. The portfolio pursues its objective by investing, under normal conditions, at least 65% of the portfolio's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

   Seeks a high level of current return. As a secondary objective, the portfolio seeks capital appreciation to the extent consistent with its principal objective. The portfolio may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase.

TEMPLETON GLOBAL INCOME
SECURITIES FUND+
(FORMERLY GLOBAL INCOME FUND)

   Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The portfolio will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions.

U.S. GOVERNMENT SECURITIES FUND

   Seek to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities. These obligations may include fixed-rate or adjustable-rate mortgage backed securities.

THREE ZERO COUPON FUNDS
(MATURITY DATES: 2000, 2005, 2010)

   Seeks to provide as high an investment return as is consistent with the preservation of capital. Each portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the portfolio at substantial discounts from their value at maturity.

PORTFOLIO SEEKING PRESERVATION OF CAPITAL AND INCOME

MoNEY MARKET FUND

   Seeks to obtain as high a level of high current income (in the context of the type of investment available to the portfolio) consistent with capital preservation and liquidity. The portfolio will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

+Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remain unchanged.

PORTFOLIO PROFILES -- 1996


PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

The Capital Growth Fund portfolio consists of what we consider to be good quality growth companies, generally large-capitalization and mid-capitalization stocks. Our investment objective of capital appreciation is achieved through a long-term "buy and hold" strategy. Our aim is to provide investors with the potential for solid growth over time, instead of jockeying for short-term, overnight gains. Some of our top sectors at year end included software, data networking, healthcare, semiconductors, financials, energy, and consumer products. By maintaining exposure to a number of industries, we seek to reduce the impact that a single, poorly performing sector could have on your investment.

We expect that the market may become more volatile in the coming years (unlike the relatively low volatility that has been present over the last several years). This expectation stems in part from concerns for sustained earnings growth of individual companies. It is our belief that the S&P 500(R) will not produce double-digit earnings growth in 1997 as it has in each of the last four years. In such an environment of slowing corporate profit growth, solid stable growth companies -- such as those your portfolio seeks to invest in -- are sought by investors. As growth warrants a premium in the market due to its scarcity, investors tend to push the prices of such growth stocks up -- a condition which we believe should benefit many of your portfolio holdings.

Our long-term outlook for the domestic stock market remains bullish for a variety of reasons. First, a significant demographic trend shows the aging "baby boom" generation is shifting from a "consumption" mode to a "savings" mode -- investing more for retirement. Consequently, new money flows remained solid during 1996, pushing markets higher. A second reason for our optimism is that a number of major world economies are in either a growth or recovery phase. This benefits a number of multinational firms that sell products or services abroad. Third, as we live in an ever-increasing global economy, many domestically-domiciled firms -- with an enhanced focus on shareholder value and improving profitability -- are proving to be highly productive on a worldwide basis. We feel that this favorable trend may persist for some time.


NEW! MUTUAL DISCOVERY SECURITIES FUND

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Discovery Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 0.7% in fixed-income securities, and the remaining 36.8% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.


PRECIOUS METALS FUND

The year ending December 31, 1996, may have signaled the breakout from the previous two years of a tight trading range for bullion, with the majority of the volatility occurring in the first and fourth quarters. The overall tone of the bullion market was negative, as both private and official sectors' disinvestment drove prices down. In addition, the strong dollar drove down gold prices in most foreign currencies, except the South African Rand.
As a result, even though the physical supply and demand factors were neutral, the bullion price showed little strength.

Because of the attractive valuations of gold securities relative to other precious metals, we increased our holdings of gold-producing companies over the reporting period. Consequently, we decreased our exposure to platinum and diversified metals. We focused on mining companies with attractive reserve, production and growth profiles, and smaller companies with international exploration and mining potential. Specifically, we initiated new positions in the following: Getchell Gold, an intermediate low-cost gold producer in Nevada; Equinox, an Australian exploration company; and Orogen Minerals, a diversified mining and energy company with significant assets in Papua, New Guinea. We also added to existing holdings with prospects for future growth, and trimmed or eliminated positions with limited upside potential.

While there are three issues that could negatively affect bullion prices in the near term, we believe that much of the downside risks are already in the price. These risks are 1) that speculative selling by investors continues, 2) that the European Central Bank continues to sell in order to meet the standards of the European Monetary Union, and 3) that producer forward-selling could increase.

Looking forward, we remain optimistic about the long-term prospects for gold and the portfolio. With demand continuing to exceed supply, gold fundamentals should support a gradual increase in gold prices. We believe that a gold bullion price range of $360 to $390 per ounce could prevail for 1997. Given this outlook, we intend to maintain our emphasis on those mining companies we feel are capable of increasing reserves, production, cash flow, and earnings over the long term.


SMALL CAP FUND

Supported by a growing economy and low inflation, the U.S. equity markets reached new highs during the year ended December 31, 1996. While nearly all indices showed substantial gains during the year, larger capitalization stocks performed better than small cap stocks. The difference in performance was at least partially a result of investor concerns over market volatility and the perception that large cap stocks were more immune to market swings. Despite this bias toward large cap stocks, the portfolio performed well during the year.

Much of our success can be attributed to stock selection: We continue to look for small companies in their emerging growth phase, focusing on companies with an identifiable and, we believe, sustainable competitive advantage, which can often lead to superior earnings and revenue growth. Over the period, our research led us to investments in a number of different industries, including many outside the traditional growth sectors. In fact, the portfolio was helped by the strong performance of our energy stocks (6.1% of total net assets on December 31, 1996), including Barrett Resources and Abacan Resources, and also by our holdings in REITs (5.3%), particularly Bay Apartments and FelCor Suites Hotels, Inc.

While we remain broadly diversified, we continue to find many of the fastest growing companies in the technology sector (21.6% of the fund's portfolio on December 31, 1996). Technology stocks led a sharp market decline in June and July, and we took advantage of this weakness to purchase shares in high quality companies. Some of the names in which we initiated a position were C-Cube Microsystems, a leading provider of digital video compression technology, and Broderbund Software, a top developer of computer software. Many technology names recovered quickly in August and September, and just as we took advantage of the earlier market weakness to buy, we took advantage of the strength to sell positions we believed had limited appreciation potential. Among those we sold over the reporting period was Shiva Corp., a provider of telecommunications hard- ware and software.

The U.S. economy continues to show signs of strength and, for now, there appears to us to be little evidence of inflationary pressure. We believe these conditions will continue to provide attractive opportunities for small growth companies to develop. At the same time, small cap stocks have underperformed and, in our opinion, have become attractively valued relative to the overall market. Because of these factors, we are optimistic about the prospects for the portfolio and small cap stocks in general.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The emerging markets team places particular emphasis on choosing stocks of companies with good management and strong expected earnings growth over the next five years. Selecting these stocks is a very intensive process and we are expanding our analytical capability to meet the challenges in an ever-expanding emerging markets universe.

On December 31, 1996, the portfolio was invested in 24 countries, with Hong Kong as the largest country holding (13.3% of total net assets), followed by Mexico (10.7%) and Argentina (10.4%). Many investors are still concerned about the economic prospects for Hong Kong after its reversion to China in 1997. Although we have considered the possibility of economic disaster in Hong Kong after the handover, we believe that it is more likely the Hong Kong economy will continue to prosper. The signs are good. The Chinese government has made public announcements that funds will be made available to protect the Hong Kong stock market, and that the economic and social status quo will be maintained after the reversion. This year, the Hong Kong market rallied, buoyed by broad economic recovery -- particularly in the important retail and property sectors. Concerns in Hong Kong's capital market appear to be easing and evidence of that can be found in the narrowing of the gap in valuations between Hong Kong stocks and those of other Asian markets. It is also encouraging to see that China B shares -- which are intended for foreign investors -- rallied sharply since the beginning of November due to expectations of higher company earnings.

Overall, our outlook for Hong Kong, and emerging markets in general, is positive. We will continue to visit the companies in which we invest, searching for potential investment bargains and stocks with strong growth and stability in a volatile market.


TEMPLETON GLOBAL GROWTH FUND

In many countries around the world, financial returns to equity investors accelerated over the past year, adding to the gains accumulated since the start of this bull market. Among the developed stock markets tracked in the Morgan Stanley Capital International(R)* (MSCI) World Index, only Singapore and Japan posted negative returns in U.S. dollar terms for 1996. Others, such as Finland and Spain, rocketed upward, returning 35% and 42%, respectively.

The U.S. was among the better performing markets over the reporting period, and it remains the portfolio's largest country exposure even though our weighting declined from 34% to 29% of total net assets by December 31, 1996. This decline resulted from our disciplined global value approach, which focuses on individual company fundamentals. Quite simply, some of our holdings in the U.S. reached our sell targets, and we found more bargains overseas. Included in our sales of U.S. stocks were energy companies like Texaco and Mobil, whose share prices climbed on the back of rising oil prices. Similarly, shares in Travellers and Nike posted substantial returns and no longer appeared undervalued to us. We did find new investments in the telecommunications sector, particularly in U.S. West Communications, where competitive threats appear overly discounted.

Our European holdings, in general, performed well over the year. In France, our second largest country weighting (6.7%), energy companies improved their returns, just as their U.S. counterparts did. Many French companies, however, performed poorly. We continue to believe the potential for cost cutting and restructuring is not reflected in the share prices of the banks and insurance companies we hold in this area.

For the first three quarters of last year, the U.K. was an economic laggard; surprisingly, its market still yields on average nearly twice that of the U.S. As we uncovered new investments in the U.K. over the period, we doubled its weighting in the portfolio from 3.1% at the end of last year to 6.3% on December
31. Among these new investments are two companies with new management teams that have been repositioned through internal changes: BICC and BTR, Plc. We also invested in companies addressing competitive positions through external maneuvers; among these was British Telecommunications, PLC., which announced its intention to merge with MCI.

We maintained a relatively low weighting in Japan over the year (2.0%) compared to the MSCI World Index. The Japanese economy continued to languish and its banking sector is still suffering the effects of the collapse in asset values. More important, from our perspective valuation levels still appear high and bargain investments remain scarce.

Emerging markets together with Hong Kong comprised approximately 15% of the portfolio's total net assets on December 31, 1996. Their performance last year was mixed, with Chinese markets exploding in the second half of 1996 to finish up over 30% while Thailand and South Korea slumped -- both losing over a third of their value. Additionally, new opportunities found in South Africa and Ecuador increased the diversity of the portfolio, which is now invested in 33 countries.

*Registered trademark of Morgan Stanley & Co., Inc.

We remain comfortable with the long-term outlook for our existing holdings, and also expect to take advantage of the weakness experienced in some of these countries in the coming year.


TEMPLETON INTERNATIONAL EQUITY FUND

During the year ended December 31, 1996, the Templeton International Equity Fund enjoyed strong performance as foreign markets rebounded from a generally lackluster 1995. At year end, the portfolio's largest country allocations were in the United Kingdom (11.9% of total net assets), Sweden (10.4%), the Netherlands (7.9%), and Hong Kong (6.8%). Approximatley 61% of the portfolio's total net assets was invested in European stocks, 9% in Asian stocks, 5% in Latin American stocks, 11% in other stocks and the remaining 12% was in cash and equivalents.

Throughout 1996, we added to our positions in the United Kingdom, Switzerland and Finland. Our exposure to Finland increased with our purchase of Nokia AB, a telecommunications group. We were able to purchase Nokia at what we believe are very attractive levels, identifying the long-term value of the company despite near-term earnings disappointments. We reduced holdings in Hong Kong, Spain and the Netherlands which we felt had achieved fair value, and we added to or initiated positions in stocks that our analysts believed were selling at bargain prices.

As value investors, we buy stocks that we believe are selling at significant discounts to their underlying value. Our analysts around the globe scour local markets for what we think are mispriced stocks. We recognize that value often takes time to show itself in the form of higher prices and, for this reason, we are long-term investors -- typically holding stocks for about five years.


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Nineteen ninety-six was the first year of operation for the Templeton International Smaller Companies Fund, which invests in small cap companies outside the U.S. We employ a long-term, value-oriented approach when selecting stocks for our portfolio. Our analysts search for stocks that are selling at what we believe to be bargain prices; as there are many investors who buy and sell based on current results, a short-term disruption can evoke a wave of investor selling, often pushing a stock's price down to a level well below its intrinsic value. Since we determine a company's value by looking at long-term operating fundamentals, we are often able to buy out-of-favor companies at what we feel are attractive prices.

At year end, the portfolio held approximately 41% of its total net assets in European stocks, 12% in Asian stocks, 4% in Latin American stocks, 4% in other stocks, and -- reflecting the newness of the portfolio -- the remaining 38% in cash. Our largest positions, by country, were United Kingdom (8.4%), Netherlands (8.2%), Spain (6.9%), Hong Kong (6.8%), and Sweden (5.9%).

Our large European holding reflects the bargains our analysts uncovered in that region. We continue to believe that many European stocks, particularly those of smaller companies, offer compelling value. For instance, we initiated a position in McBride (United Kingdom) -- the largest manufacturer of private label household goods and personal care products in Europe. Private label products are winning a position in Europe, as large retailers expand their private label product lines, and we believe McBride stands to benefit from this trend.

On a relative basis, European and Asian stocks appear to offer better values than those available from North American stocks. Overall, we remain cautiously optimistic for world markets in 1997.


TEMPLETON PACIFIC GROWTH FUND

On December 31, 1996, the portfolio's top five geographic allocations were Hong Kong (20.6% of total net assets), Japan (17.6%), Australia (17.3%), Singapore (9.1%), and Malaysia (6.9%).

During the reporting period, the Hong Kong stock market rose substantially, posting large gains in the financial and real estate sectors. Our holdings of Cheung Kong Holdings, Ltd. and New World Development Co., Ltd. appreciated in value and, taking advantage of rising stock prices, we sold our shares of Hong Kong Land Holdings Co. for a profit.

Due to a stronger currency and higher commodity prices, Australia's stock market performed well over the year and Brambles Industries Inc., our largest Australian holding, benefited greatly. The Chinese, Thai, Pakistani and Indian stock markets did not fare as well as other Pacific Rim markets. However, we sought to take advantage of price declines in China by purchasing shares of Guangshen Railway, which operates the only railroad between Guangzhou and Shenzhen, the two largest cities in Guangchong Province.

We remain optimistic about the Pacific Rim equity markets. In our opinion, this region continues to offer a variety of investment opportunities in industrialized nations such as Hong Kong, and in nations like Australia, rich with natural resources.


PORTFOLIOS SEEKING GROWTH AND INCOME

GROWTH AND INCOME FUND

In keeping with its fundamental investment approach, the fund seeks to invest in stocks with attractive valuations -- that is, stocks selling at bargain prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. We often find such stocks in companies that appear to us to be fundamentally strong but have experienced temporary earnings disappointments, or in companies or industries with uncertain prospects for near-term earnings growth.

During the reporting period, we found many utility stocks that met our criteria, including telephone and electric companies. In the electric utility sector, we initiated several new positions over the period, including Unicom, an Illinois-based utility that offered a 6.5% dividend yield and traded at eight times our calculations of estimated earnings. In the telephone utility sector, we increased our holdings in GTE Corp., U.S. West Communications Group, NYNEX Corp., and Southern New England Telecommunications Group. These four telephone companies were all trading at attractive valuations at the time of purchase and we think they appear to be well-positioned for an increasingly competitive environment.

Energy stocks continue to be a major investment focus. Newly purchased Amoco and Occidental Petroleum, combined with additions to current holdings, made the energy & resources sector the portfolio's largest on December 31, 1996 (16.4% of total net assets). Stocks in which we increased our investments included Atlantic Richfield, Texaco, and Exxon, which were among the fund's 10 largest positions.

We also initiated new investments in foreign securities as we believed stocks of many foreign companies traded at more attractive valuations than those of comparable U.S.-based companies. During the period we purchased British Steel and Glaxo Wellcome, bringing foreign holdings to 13.3% of total net assets at the close of the fiscal year.

During the reporting period, we reduced our holdings in certain stocks that reached our price objectives, selling Marsh & McLennan (insurance), B.F. Goodrich (basic materials), Baxter (health care), and Pharmacia Upjohn (health care) at significant gains. On the other hand, certain stocks did not perform up to expectations. Most notably, the stock price of H&R Block came under significant pressure with the deteriorating fundamentals of its subsidiary company, Compuserve. Because we had become increasingly concerned that the company might reduce its dividend, we decided to sell our position at a loss. This allowed us to invest the proceeds in stocks we felt offered better total-return potential.

Looking forward, we will remain committed to our disciplined, value-oriented investment approach, which has produced consistent and favorable long-term results.

INCOME SECURITIES FUND

During 1996, the broader stock market generally strengthened, driven by moderate economic growth, low inflation and healthy corporate earnings. The over-all bond market did not fare as well during the period under review, however. Several sectors of the fund performed well over this period, although the general rise in interest rates caused some weakness. On December 31, 1996, 53.0% of the portfolio's total net assets were in bonds, 41.1% in stocks, and 5.9% in cash. The rise in interest rates provided us with several opportunities to invest a large portion of the portfolio's cash position in securities that we found presented good value, bringing our cash position down from 13.3% on December 31, 1995.

Corporate bonds, which continued to represent our largest fixed-income weighting (26.7%), performed relatively well over the period given the overall increase in interest rates. This performance highlights the benefit of including corporate bonds in the portfolio. Typically, when the economy strengthens, increased interest rate risk is frequently offset by stronger revenue, operating cash flow and higher credit ratings for the issuing corporations. We utilized our extensive credit research to seek out corporate bonds with attractive yields and capital appreciation potential, and initiated several new positions during the period. These included Collins & Aikman (automotive), Packaging Resources (containers & packaging), and Smith's Food & Drug (food chains).

The portfolio's other fixed-income holdings consisted of foreign and U.S. Treasury bonds. As indications of stronger U.S. economic growth led to rising long-term interest rates, we increased our U.S. Treasury exposure from 2.8% at the start of the period to 7.1% of total net assets on December 31, 1996. Similarly, we took advantage of the bond market sell-off in February and initiated positions in dollar-denominated Brazilian and Ecuadorian Brady bonds. Our Latin American Brady bonds were subsequently one of the portfolio's top performing sectors. At the end of the year, we sold our Ecuadorian Brady bonds due to higher political risk following mid-year elections.

Several of the portfolio's equity positions performed well during the period. Our pharmaceutical stocks rose significantly, but believing that their appreciation potential was limited, we reduced our exposure to this sector from 4.3% to 1.6% of total net assets by December 31, 1996. Due to rising oil and natural gas prices during the period, energy stocks also increased in value. We initiated several positions that benefited from the increase in energy prices, including Athabasca Oil Sands Trust, Canadian Oil Sands Trust, Devon Energy, and Enron Oil & Gas.

Prices of utilities stocks retreated in January as interest rates began to rise. We took this opportunity to add to several existing holdings and initiate new positions in Peco Energy and Western Resources, increasing our weighting in the utility sector from 17.6% at the start of the year to 20.6% of total net assets by year end.

During the July U.S. stock market sell-off, we initiated two convertible bond positions in Altera Corp. and Xilinx, Inc., two leading semiconductor design companies. We invested in the technology sector for the first time in several years as weakness in technology stock prices caused valuations to return to what we believe were more attractive levels. We also initiated positions in other convertible securities, most notably Exide Corp. (automotive), FelCor Suite Hotels, Inc. (REIT), Host Marriott (REIT), and Nortel (telecommunications -- Argentina).

With the stock market near all-time highs, we remain selective and opportunistic as we search for attractive investments. We are comfortable with the portfolio's 5.9% cash position, and feel that it should provide us with the ability to take advantage of investment opportunities as they arise.


NEW! MUTUAL SHARES SECURITIES FUND

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Shares Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 1.5% in fixed-income securities, and 36.0% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.


REAL ESTATE SECURITIES FUND

The Real Estate Securities Fund's strong performance over the 12 month period was driven in part by the continued recovery of the real estate industry, which was behind the powerful move in real estate stocks during 1996. U.S. real estate fundamentals, in general, steadily improved across most property types and geographic regions during the 12-month reporting period. The healthy economy continued to fuel strong demand for commercial and residential real estate, leading to rising occupancy and rental rates. At the same time, the industry remained disciplined in terms of new property development, only breaking ground when construction was warranted by high demand and limited supply. As a result, equity REITs and real estate operating companies generated strong cash flow growth from their operations. This positive operating performance, combined with solid industry fundamentals, continued to attract investors to the real estate securities market.

Throughout the reporting period, we remained committed to our long-term investment strategy: Focusing on property types and geographic regions with strong supply and demand fundamentals. Within each property sector, we targeted stocks which, in our opinion, had significant growth prospects and attractive valuations. As a result, we maintained the majority of the portfolio's investments in the apartment, hotel, office, industrial and self-storage property types, where we anticipated the strongest cash flow growth and most favorable supply and demand fundamentals.

The largest property-type weighting continued to be in the apartment sector (20.1% of total net assets on December 31, 1996). Valuations in this segment remained attractive because of consistent cash flow growth and disciplined development activity. Our core holdings included Equity Residential Properties Trust and Security Capital Pacific Trust. We also maintained our large positions in Bay Apartment Communities, Inc. and Irvine Apartment Communities Inc. -- two California-based equity REITs that continued to benefit from California's on-going economic recovery. Additionally, we initiated a position during the period in Security Capital Atlantic, Inc., a southeastern apartment operator.

Our strongest performing sector continued to be the hotel property type, where we held 17.9% of net assets on December 31, 1996. Consolidation played an important role in this sector's performance as many public companies acquired properties from private holders and purchased other publicly-traded companies. We benefited from this activity when one of our holdings, Red Lion Hotels, Inc., was purchased by Doubletree Corp. at a significant premium above its market price. Consequently, we sold our Red Lion position, along with several other hotel positions where valuations were excessive relative to growth prospects. During the reporting period, we initiated a position in CapStar Hotel Co., and added to such core positions as FelCor Suites Hotels, Inc., Winston Hotels, Inc., Starwood Lodging Trust, and Host Marriott Corp.

Although the retail property sector struggled with the dynamics of the retail industry and provided mixed returns this year, specific segments of this sector offered attractive investment opportunities. During the reporting period, we established a position in Pacific Retail Trust, an equity REIT that focuses on a highly-specialized retail shopping center niche: Shopping centers anchored by grocery stores. As a result, our exposure to the retail property sector rose from 10.9% of total net assets on December 31, 1995, to 12.0% by the end of the reporting period. Our other investments in this sector remain concentrated in the industry's leading companies and several specific situations such as Pacific Retail Trust, which we believe will be in a position to grow by acquiring properties from distressed sellers.

We also initiated several other positions in equity REITs over the period: Arden Realty Group, a California-based equity REIT focused on the ownership and operation of suburban office properties; Meridian Industrial Trust, with a portfolio of high quality industrial/warehouse buildings; Glenborough Realty Trust, Inc., which has a diversified portfolio of real estate properties and two manufactured-home builders focused on southeastern markets; Belmont Homes, Inc. and Clayton Homes Inc. We believe these securities are attractively valued and could experience above-average cash flow growth.

Looking forward, we believe that the U.S. real estate industry should experience growing demand and limited supply. We will continue to concentrate on identifying those property types and geographic areas exhibiting the most favorable supply and demand fundamentals. Within each sector, our individual security selection process will remain focused on what we believe are well-managed companies generating strong cash flow and dividend growth while trading at attractive valuations.

RISING DIVIDENDS FUND

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, realize increases in their share prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, including consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with investors.

Our financial stock holdings performed well this year, despite slightly rising interest rates in 1996. Investors focused on the consistent earnings growth of these companies as well as their relatively modest valuations. Strong performers included Allied Group, RLI Corp., State Street Boston Corp., and CoreStates Financial.

A number of non-financial companies also did well as business strategies implemented in recent years led to strong operating performance. These companies included Family Dollar Stores, DIMON, Harper Group, and Monsanto.

Significant additions to the portfolio this year included Dover Corp., Wallace Computer Services, Inc., Nucor Corp., and Millipore Corp. All four companies have increased their dividends each year for more than 20 years. Additionally, their dividends have grown at a ten-year average annual rate of at least 10%. These companies are leaders in their respective industries, and the fund acquired the stocks at price/earnings ratios below their 10-year averages.

Notable dividend increases during the fiscal year came from Allied Group Inc. (+32.4%), W.H. Brady Co. (+30%), Hewlett-Packard Co. (+20%), MMI Companies Inc. (+20%), Mercury General Corp. (+20%), Philip Morris Cos. (+20%), and Wallace Computer Services, Inc. (+30.2%).

The portfolio's top 10 holdings on December 31, 1996, were: Family Dollar Stores, Inc. (3.0% of total net assets), Allied Group Inc. (2.9%), Millipore Corp. (2.8%), DIMON, Inc. (2.8%), Harper Group, Inc. (2.5%), Wallace Computer Services, Inc. (2.4%), MMI Companies, Inc. (2.4%), Federal National Mortgage Association (2.2%), General Electric Co. (2.2%), and Royal Dutch Petroleum Co. (2.1%).

It is interesting to note how these 10 companies would, in the aggregate, meet the portfolio's screening criteria based on a simple average of statistical measures. On average, these companies have raised their dividends for 15 consecutive years and by 253% in the last ten years (excluding Fannie Mae's 2736% increase), have long-term debt that is only 14% of capital, and sell at a price/earnings ratio of 14.7. We think these companies are representative of the fundamentally high quality of the portfolio. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.


TEMPLETON GLOBAL ASSET ALLOCATION FUND

On December 31, 1996, equities (including convertible and preferred securities) accounted for 58.0% of the portfolio's total net assets, with 27.1% in fixed-income and 14.9% in short-term and other obligations.

The portfolio's investment strategies are reflected in the major allocation changes that occurred over the course of the annual year. For example, exposure to German and French markets were reduced, and we limited our equity positions in Hong Kong. This is, however, no reflection of our outlook in either of these markets and we remain optimistic about both. Our exposure in the U.S. market has remained fairly constant on the equity side, increasing slightly on the bond side. We also increased our bond holdings in other dollar-bloc countries (countries whose currency is dollar denominated) such as Canada, Australia and New Zealand during the period. Additionally, we shifted our investment focus away from the core European markets (Germany and France) and directed our attention toward the markets of Italy, Spain, Sweden and the United Kingdom.

Regarding industry weightings within the equity side of the portfolio, real estate remains the highest at 6.2% of total net assets, and performance within this sector remains strong. Sizable holdings in Hong Kong-based Hon Kwok Land and U.S.-based Rouse Company and Post Properties Realty have posted good performance for the year. Hon Kowk's return on December 31, 1996, was 57.6%, Rouse's was 45.4%, and Post Properties 29.8%.

Looking forward, we feel that volatility is likely to be present in bond, currency and equity markets around the world. Our investment philosophy is to seek out those investments which we feel are most undervalued and we will continue to search globally for companies and securities that fit our investment criteria.


UTILITY EQUITY FUND

Throughout the portfolio's fiscal year, the utility market underperformed the S&P 500 for a number of reasons -- among these was investor uncertainty regarding regulatory reforms within the industry, and a stronger-than-expected economy which led investors away from utilities to other equity securities. We believe this weakness in the utility sector created selective investment opportunities. As a result, we used proactive asset allocation strategies, seeking both foreign and domestic markets that we believed were most attractive on a fundamental valuation basis.

Our emphasis during the fiscal year was on electric utility stocks, with approximately 72% of total net assets invested in this sector on December 31, 1996. In addition to these stocks, we also sought investment opportunities in telephone utility stocks (20%) and natural gas utilities (8%). These investments offer many of the same characteristics that we look for in our electric utility investments: Consistent, predictable earnings growth and steady demand fundamentals. During the reporting period, we took advantage of opportunities in foreign markets to build a small, but growing, foreign component into the portfolio. On December 31, 1996, 17.8% of the portfolio's total net assets were represented by foreign utility stocks, compared to 7.4% a year ago. Over the year, we initiated positions in Endesa (Chile), NTT (Japan), BSES (India), and Korea Mobile Telecom (Korea), and added to several of our European utility positions. Our foreign holdings enable us to participate in what we believe will be high growth opportunities outside the U.S. while adding diversification to the portfolio.

We remain committed to our primary investment philosophy that utilities provide services that are an essential part of life around the world. We believe that these stocks will continue to play an important role in a well-diversified portfolio and remain committed to our long-term objective of maximizing total return through investment in utility stocks.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

Over the last 12 months, the portfolio performed relatively well within the context of fixed-income markets, due primarily to moderate economic growth and low inflation. The high yield market, in particular, vastly outperformed comparable maturity Treasury securities. Improving corporate profiles and strong demand for high yield securities were additional factors contributing to this sector's strong performance.

During the year, we made several industry allocation changes in the portfolio. We decreased our weighting in the transportation, food retailing, health care services and forest & paper products sectors while adding telecommunications and wireless communications services. We elected to decrease transportation and forest & paper products due to profit taking and the cyclical nature of these industries. We pared back food retailing because of changing competitive dynamics, and health care services was reduced in light of an uncertain legislative outlook for 1997. Our portfolio weighting in telecommunications and wireless communications increased as we adopted a more favorable industry outlook due to the passage of the Telecommunications Act of 1996. These industries performed well during the year, thanks in large part to economies of scale and increased market penetration.

Within the telecommunication and wireless sectors, Sprint Spectrum, IntelCom Group, Inc., and Teleport Communications Group, Inc. performed well. Other names which drove portfolio performance included IMC Global Inc., Repap, and MFS Communications Co., Inc. IMC Global, an international fertilizer company, was upgraded to investment grade status as a result of improving fundamentals. Repap and MFS benefited from mergers with larger, well-capitalized companies.

With an eye toward the future, we improved the portfolio's credit quality ratings over the year. The average credit rating, as measured by Moody's Credit Ratings, improved from B2 on December 31, 1995, to B1 on December 31, 1996. This strategic move toward higher quality issues was made in recognition of the fact that the economy is in its sixth straight year of expansion. We believe this is a prudent investment strategy for the long term.

Given the moderate growth environment and continued low inflation, we anticipate the outlook for the high yield bond market to be positive.

TEMPLETON GLOBAL INCOME SECURITIES FUND
(FORMERLY GLOBAL INCOME FUND)

During the 12-month period, we employed three primary investment strategies:
First, generated by our expectation of stable interest rates in the U.S. relative to the rest of the world, we slightly increased our U.S. holdings along with our positions in the other dollar-bloc countries (Canada, Australia, and New Zealand). Second, we decreased our exposure to foreign currency-denominated bonds in accordance with our belief that most foreign currencies were likely to decline relative to the U.S. dollar. Third, we reallocated assets within Europe, shifting away from the core markets of Germany and France to what we think are the higher-yielding markets of Italy, Spain, Sweden and the United Kingdom. We felt that the improved domestic policies undertaken in the higher-yielding markets would generate higher returns than those available in the core markets.

Our investment strategies are reflected in the major allocation changes that occurred over the course of the annual period. We reduced exposure to the German and French bond markets -- totaling 17.9% and 7.3%, respectively, one year ago -- to 2.0% and 0%, respectively, by December 31, 1996. For the same period, allocations to Italy and Spain -- totaling 4.0% and 4.8%, respectively, on December 31, 1995 -- increased to 10.6% and 6.1%. The United Kingdom also increased over the year, from 3.0% to 10.1%.

Looking forward, we believe that volatility is likely to remain in individual bond and currency markets around the world, and that global bond portfolios are attractive vehicles to help soften this volatility and capture total return opportunities wherever they may appear. We do not feel that inflation is a major threat to interest rates and the deflationary trends present in Europe and Japan should help bring the overall level of global interest rates down. We feel opportunities for improved returns remain attractive, particularly in the slow-growth economies of Europe and in selective emerging market countries.

U.S. GOVERNMENT SECURITIES FUND

The U.S. Government Securities Fund holds a diversified portfolio of agency mortgage and government securities, with holdings of Government National Mortgage Association mortgage passthroughs as our largest positions. Some other issuers held by the portfolio over the reporting period were Federal National Mortgage Association and Federal Home Loan Mortgage Corporation passthroughs and debentures issued by the Financing Corporation and the Tennessee Valley Authority. On December 31, 1996, the portfolio's investments consisted of 68.5% of total net assets in mortgage-backed securities (of which approximately 40.1% were Ginnie Maes), and 33.1% in other U.S. government and agency securities and short-term investments. Of course, these holdings will change as market conditions warrant.

The U.S. Government Securities Fund experienced positive performance in 1996 as the portfolio's investments in U.S. agency mortgage passthrough securities did well. The agency mortgage passthrough market experienced lower prepayment risk as yields were higher during most of 1996. This helped the mortgage passthrough performance relative to other government bonds as investors benefited from the added yield these securities provided. With 1996 interest rates movements being less volatile than those of 1994 and 1995, investors were not exposed to the variability in average life that these securities tend to exhibit during periods of rate volatility.

Our investment approach, which emphasizes low portfolio turnover, added value to the portfolio's shares by reducing unnecessary transaction costs, which are ultimately borne by shareholders. During the one-year reporting period, we made purchases in various sectors of the government bond market. In addition, we gained assets due to the substitution of the portfolio's shares for the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund. Because those portfolios carried similar investment risk, the overall portfolio risk profile of the U.S. Government Securities Fund was not appreciably altered with the substitution.

We employ a consistent, disciplined and conservative approach to investing in the U.S. government bond market. Over the reporting period, the agency passthrough market became increasingly subdivided into sectors based on the seasoning of the underlying pools of mortgage loans. These pools, with varying degrees of risk exposure to interest rate movement and housing cycles, exhibit different prepayment patterns based in part on the issuance year of the underlying securities. The emergence of these subsets provided us with increased opportunity to add quality securities to the portfolio.

Going forward, we anticipate that the trend toward lower interest rate volatility will continue to provide shareholders of the portfolio with competitive returns.

THREE ZERO COUPON FUNDS
(MATURITY DATES: 2000, 2005, 2010)

Rising interest rates adversely affected the Franklin Valuemark Zero Coupon portfolios during the one-year reporting period. We began 1996 optimistic: there was a good chance for a balanced budget, economic growth appeared relatively slow, and interest rates were below 6% for the 30-year U.S. Treasury Bond (short-term rates were below 5%). Although good progress was made in reducing the budget deficit, bond investors were disappointed when Washington fell short of a balanced budget. Additionally, economic activity picked up (peaking in the second quarter of 1996 at an annualized rate of 4.7%) and interest rates rose, with the 30-year U.S. Treasury Bond at 6.65% on December 31, 1996, significantly higher than at the start of the year.

Despite this economic growth, inflation apparently remains subdued. With all its accepted biases, the Consumer Price Index is up 3.3% on a year-over-year basis. We think productivity gains through technological advances and a globally competitive market should work together to keep inflation low, and current interest rates offer investors an opportunity to lock in attractive real rates of return.

Volatility is a concern to investors of zero coupon securities. We aim to maintain investments as close to the target maturities as practically possible, so there is no realistic way for the portfolios to avoid swings in unit value from changes in interest rates. With four years to maturity in the 2000 portfolio, this portfolio could possibly see an approximate 4% swing in value for every 100 basis point swing in interest rates. Likewise, the 2005 portfolio has the potential to move up or down approximately 9% for the same swing in interest rates, and the 2010 may move -- up or down -- 14%.

Naturally, if held to maturity, individual zero coupon bonds will return a fixed rate. Zero coupon investments, therefore, can be attractive for both aggressive and risk averse investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow in or out of the portfolio, or vary with market conditions. In each portfolio, we maintain -- at all times -- a duration within 12 months of the target maturity. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity. We make purchases when money flows into the portfolios, and sell securities to meet redemptions. Additionally, we primarily hold only top-rated U.S. Treasury and agency zero coupon and stripped securities, as well as top-rated corporate securities. We believe this strategy keeps default risk at a minimum.

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME

MONEY MARKET FUND

The economy started the reporting period on a weak note, as winter storms and an auto workers' strike detracted from economic growth, and continued to lose momentum during the first quarter of 1996. With prospects for slower growth and low inflation, the Federal Reserve Board (the Fed) lowered the federal funds rate in late January 1996, from 5.50% to 5.25%. Since that point, the economy seemed to regain its footing somewhat and achieved moderate growth with apparently little threat of inflation. This appeared to eliminate the need for further Fed actions and, as a result, short-term interest rates ended the period slightly lower than at the start.

Since we maintained a relatively neutral weighted average maturity during the reporting period, trends in the federal funds rate were reflected in the portfolio's seven-day yield. It began the period at 5.43% and finished at 5.04%. We continue to invest the portfolio's assets in securities that are among the highest quality available to money market portfolios. Since the portfolio's objective is to provide shareholders with a high quality conservative investment, we do not invest in leveraged derivative or other potentially volatile securities that involve undue risk.

INDEX COMPARISONS
------------------------------------------------------------------------------
Indices measure a variety of values -- the Dow Jones Industrial Average(R) and the Consumer Price Index are two well-known examples. On the following pages, we have compared the performance of each Valuemark fund with an appropriate index or indices. On pages 40 and 41, we have also included definitions of all the indices used.

When reviewing the comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark funds. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries to securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indices often contain a different mix of securities than the fund to which they are compared. For instance, the Valuemark U.S. Government Securities Fund is compared to the Lehman Brothers Intermediate Government Index. While the index and the fund both hold fixed-rate obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, the fund consists primarily of mortgage-backed securities (almost 70% of the fund's total net assets on December 31, 1996). The index, on the other hand, holds no mortgage-backed securities at all.

Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                    Aggregate Total Return
                   -----------------------
                        Since Inception
                        ---------------
                            13.60%

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                              Average Annual Total Return
                              ---------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
       14.19%               12.20%              10.09%

FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           --------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       13.90%               12.49%              10.21%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALLFUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
                           Average Annual Total Return
                          ----------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       11.28%               11.52%              11.75%

-------------------------------------------------------------------------------

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                          Average Annual Total Return
                          ---------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
        4.00%                8.75%               6.23%

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                           ---------------------------
      1-year               3-year          Since Inception
      ----------------------------------------------------
24.18%               15.62%              10.53%

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       32.82%               17.30%              13.04%

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                          ----------------------------
            1-year                     Since Inception
           -------------------------------------------
            29.07%                         26.91%
------------------------------------------------------------------------------
FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT
                           Average Annual Total Return
                           ---------------------------
            1-year                     Since Inception
           -------------------------------------------
            21.59%                          6.56%

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                          ----------------------------
            1-year                     Since Inception
           -------------------------------------------
            19.84%                         16.06%
------------------------------------------------------------------------------

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                         -----------------------------
            1-year                     Since Inception
            ------------------------------------------
            21.28%                         13.07%

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                          ----------------------------
            1-year               3-year          Since Inception
           -----------------------------------------------------
            22.98%               11.10%              11.64%


GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                          ----------------------------
            1-year               5-year          Since Inception
            ----------------------------------------------------
            9.64%                6.59%               8.10%


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                                 Aggregate Total Return
                                -----------------------
                                        Since Inception
                                        ---------------
                                             12.50%
------------------------------------------------------------------------------
FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                             Average Annual Total Return
                            ----------------------------
       1-year               3-year          Since Inception
       ----------------------------------------------------
       11.10%                3.03%               9.98%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Average Annual Total Return
                            ----------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
        3.62%                6.90%               8.19%
-------------------------------------------------------------------------------


GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Average Annual Total Return
                           -----------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
        7.07%                8.35%              10.95%

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Average Annual Total Return
                            ----------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
       -0.50%               10.04%              11.08%

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Average Annual Total Return
                             ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
        2.43%                8.07%               9.67%

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Average Annual Total Return
                             ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       -2.69%               11.33%              11.59%
-------------------------------------------------------------------------------
INDEX DEFINITIONS

CONSUMER PRICE INDEX

   Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States published by the U.S. Bureau of Labor Statistics.

FIRST BOSTON HIGH YIELD

   Unmanaged, Unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash-paying module, a zero-fix module, a pay-in-kind module, and a defaulted module. The index is also divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range, and other sector divisions.

INTERNATIONAL FINANCE CORPORATION'S (IFC)
INVESTABLE COMPOSITE INDEX

   Emerging markets index that includes 1225 stocks from 26 countries including Mexico, South Korea, Brazil, Jordan, and Turkey.


JP MORGAN GLOBAL BOND INDEX (UNHEDGED)

     A total return index that tracks the traded sovereign issues of 13 international markets. Each market is weighted according to its traded market capitalization in U.S. dollar terms, and all issues included in the index are liquid with remaining maturities of greater than 13 months.

LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX

   Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, domestic corporations, and foreign dollar-denominated securities. Lehman Brothers Intermediate Includes fixed-rate debt that is rated investment grade or Government Index higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, and has a maturity of one to ten years.

LIPPER INCOME AVERAGE

   Consists of 21 equity funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money-market instruments.

MERRILL LYNCH TREASURY ZERO
COUPON FIVE, TEN AND TWENTY YEAR INDICES

   Includes five-, ten- and twenty-year zero coupon bonds, respectively, which pay no interest and are issued at a discount from redemption price.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE
AUSTRALIA FAR EAST (EAFE) INDEX

   Includes approximately 1000 companies
   representing the stock markets of 20 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
PACIFIC BASIN INDEX

   Includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore/Malaysia. This is a total return index in U.S. dollars, with gross dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX

   Includes approximately 1500 companies listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

RUSSELL 2500 INDEX(R)

   An index consisting of 2,500 companies with small market capitalizations.

SALOMON BROTHERS WORLD GOVERNMENT HEDGED INDEX

   Currency-hedged index uses rolling one-month forward exchange contracts as hedging instruments. Total return in U.S. dollars.

SIX-MONTH CD RATES


   Estimated monthly return averaging the top rates paid by major New York banks on primary new issues of negotiable CDs. Published by Micropal.

STANDARD & POOR'S(R) 500 (S&P(R) 500)

   Consists of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation). This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

WILSHIRE MIDCAP GROWTH INDEX

  Overlaps both the top 750 and the next 1750 of the Wilshire 2500 universe. Includes companies that have market capitalizations ranging from $300 million to $1.3 billion.

WILSHIRE REAL ESTATE SECURITIES INDEX

   A market capitalization weighted index of publicly traded real estate securities such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs), and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996




                 Face                                                                                                  Value
Country*        Amount        Templeton Global Income Securities Fund                                                (Note 1)
                              Bonds  93.8%
                              Argentina  4.3%
    US        $ 2,500,000b    Hidroelectrica Alicura, SA, 8.375%, 03/15/99 ...................................      $ 2,487,500
    US           2,895,000    Republic of Argentina, 10.95%, 11/01/99 ........................................        3,068,700
    US           3,620,000    Republic of Argentina, 8.375%, 12/20/03 ........................................        3,402,800
    US             920,000    Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 ..........................          586,500
                                                                                                                   ------------
                                                                                                                      9,545,500
                                                                                                                   ------------
                              Australia  7.1%
    AU          17,340,000    Government of Australia, 10.00%, 10/15/02 ......................................       15,640,319
                                                                                                                   ------------
                              Brazil  1.8%
    US           2,580,000    Government of Brazil, 6.50%, 04/15/24 ..........................................        1,991,438
    US           2,650,000    Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ...................        2,015,656
                                                                                                                   ------------
                                                                                                                      4,007,094
                                                                                                                   ------------
                              Canada  4.6%
    CA          11,397,000    Government of Canada, 10.25%, 02/01/04 .........................................       10,290,628
                                                                                                                   ------------
                              Denmark  7.2%
    DK          25,917,000    Government of Denmark, 8.00%, 05/15/03 .........................................        4,874,896
    DK          43,000,000    Kingdom of Denmark, 8.00%, 11/15/01 ............................................        8,104,941
    DK          15,310,000    Kingdom of Denmark, 9.00%, 11/15/00 ............................................        2,962,429
                                                                                                                   ------------
                                                                                                                     15,942,266
                                                                                                                   ------------
                              Germany  2.0%
    DD           5,800,000    Federal Republic of Germany, Unity, 8.75%, 08/20/01 ............................        4,387,039
                                                                                                                   ------------
                              Irish Republic  1.2%
    IR           1,600,000    Republic of Ireland, 6.25%, 10/18/04 ...........................................        2,676,514
                                                                                                                   ------------
                              Italy  10.6%
    IT      15,705,000,000    Buoni Poliennali del Tes, 10.50%, 09/01/05 .....................................       12,379,601
    IT       3,335,000,000    Buoni Poliennali del Tes, 10.50%, 11/01/00 .....................................        2,482,331
    IT      11,620,000,000    Government of Italy, 10.50%, 07/15/00 ..........................................        8,587,763
                                                                                                                   ------------
                                                                                                                     23,449,695
                                                                                                                   ------------
                              Mexico  4.8%
    US             300,000    United Mexican States, 7.101560%, FRN, 03/31/08 ................................          297,938
    US           9,715,000    United Mexican States, 9.75%, 02/06/01 .........................................       10,055,025
    US             400,000    United Mexican States, Series D, 6.35156%, FRN, 12/31/19 .......................          345,000
                                                                                                                   ------------
                                                                                                                     10,697,963
                                                                                                                   ------------
                              New Zealand  4.2%
    NZ          11,810,000    Government of New Zealand, 10.00%, 03/15/02 ....................................        9,380,924
                                                                                                                   ------------
                              Spain  6.1%
    ES         779,230,000    Government of Spain, 12.25%, 03/25/00 ..........................................        7,114,957
    ES         233,950,000    Government of Spain, 10.15%, 01/31/06 ..........................................        2,136,140
    ES         462,400,000    Government of Spain,11.30%, 01/15/02 ...........................................        4,305,048
                                                                                                                   ------------
                                                                                                                     13,556,145
                                                                                                                   ------------
                              Sweden  3.1%
    SE          15,300,000    Government of Sweden, 6.00%, 02/09/05 ..........................................        2,174,128
    SE          12,300,000    Kingdom of Sweden, 10.25%, 05/05/03 ............................................        2,200,610
    SE          12,100,000    Kingdom of Sweden, 13.00%, 06/15/01 ............................................        2,274,029
    SE           1,100,000    Sweden National Housing Finance Corp., 12.50%, 01/23/97 ........................          161,892
                                                                                                                   ------------
                                                                                                                      6,810,659
                                                                                                                   ------------
                              United Kingdom  10.1%
    GB         $ 3,245,000    United Kingdom, 8.00%, 12/07/00 ................................................      $ 5,711,854
    GB           5,835,000    United Kingdom, 10.00%, 09/08/03 ...............................................       11,339,086
    GB           2,905,000    United Kingdom, 10.50%, 05/19/99 ...............................................        5,349,770
                                                                                                                   ------------
                                                                                                                     22,400,710
                                                                                                                   ------------
                              United States  26.7%
    US           9,610,000    U.S. Treasury Bonds, 6.375%, 08/15/02 ..........................................        9,676,078
    US          21,180,000    U.S. Treasury Notes, 6.25%, 08/31/00 ...........................................       21,266,054
    US          28,235,000    U.S. Treasury Notes, 6.125%, 07/31/00 ..........................................       28,243,838
                                                                                                                   ------------
                                                                                                                     59,185,970
                                                                                                                   ------------
                                    Total Bonds (Cost $201,946,322)...........................................      207,971,426
                                                                                                                   ------------
                              hReceivables from Repurchase Agreements  3.3%

    US           7,060,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,279,729) (Cost $7,277,000)
                               Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ..............................        7,277,000
                                                                                                                   ------------
                                        Total Investments (Cost $209,223,322)  97.1%..........................      215,248,426
                                        Other Assets and Liabilities, Net  2.9%...............................        6,474,043
                                                                                                                   ------------
                                        Net Assets  100.0%....................................................     $221,722,469
                                                                                                                   ============


                              At December 31, 1996, the net unrealized
                               appreciation based on the cost of investments for
                               income tax purposes of $209,223,322 was as
                               follows:
                                Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost.....................................      $ 6,468,474
                                Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value.....................................         (443,370)
                                                                                                                   ------------
                                Net unrealized appreciation...................................................      $ 6,025,104

                                                                                                                   ============

COUNTRY LEGEND:
AU     - Australia
CA     - Canada
DD     - Germany
DK     - Denmark
ES     - Spain
GB     - United Kingdom
IR     - Irish Republic
IT     - Italy
NZ     - New Zealand
SE     - Sweden
US     - United States of America
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Shares/                                                                                                            Value
   Warrants      High Income Fund                                                                                    (Note 1)
           a     Common Stocks & Warrants  0.1%

      33,568     Bucyrus-Erie Co...............................................................................       $ 293,720
       6,900     Empire Gas Corp., warrants....................................................................          20,700
          70     Foodmaker, Inc., warrants ....................................................................           1,668
       5,000     Gulf States Steel, warrants ..................................................................          25,000
       7,800     International Wireless Holding Co., warrants..................................................              70
       6,500     Nextel Communications, warrants...............................................................              65
         395     Thermadyne Holdings Corp......................................................................          11,258
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $610,440)..........................................         352,481
                                                                                                                   ------------

                 Preferred Stocks  3.3%
       1,300     Fresenius Medical Care A.G., 9.00%, pfd.......................................................       1,322,750
       8,702     PanAmSat Corp., 12.75%, pfd., PIK.............................................................      10,965,106
       2,258     Time Warner, Inc., 10.25%, pfd., Series M ....................................................       2,461,685
                                                                                                                   ------------
                       Total Preferred Stocks (Cost $12,510,654)...............................................      14,749,541
                                                                                                                   ------------
                       Total Common Stocks & Warrants, and Preferred Stocks (Cost $13,121,094).................      15,102,022
                                                                                                                   ------------
     Face
    Amount
                 Bonds  91.9%
                 Automotive  1.6%
$   700,000b     Aetna Industrial, Inc., senior notes, 11.875%, 10/01/06 ......................................         754,250
   1,000,000     Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ...............................       1,093,750
   4,500,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 ...............................................       5,040,000
                                                                                                                   ------------
                                                                                                                      6,888,000
                                                                                                                   ------------
                 Cable Television  11.0%
   4,000,000     Cablevision Industries Corp., senior sub. deb., 9.25%, 04/01/08 ..............................       4,247,380
   1,500,000     Cablevision System Corp., senior sub. deb., 9.25%, 11/01/05 ..................................       1,488,750
   3,000,000     Cablevision System Corp., senior sub. deb., 10.50%, 05/15/16 .................................       3,120,000
   4,500,000     Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 .................................       4,410,000
   5,000,000     Century Communications Corp., senior sub. notes, 11.875%, 10/15/03 ...........................       5,300,000
   2,000,000     Comcast Corp., senior sub. deb., 9.125%, 10/15/06 ............................................       2,055,000
   2,000,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 .............................................       2,080,000
   1,500,000     Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ..................................       1,722,687
   1,000,000     Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 ............................       1,143,034
   2,700,000     Diamond Cable Communications Co., senior disc. notes, zero coupon to 12/15/00,
                  (original accretion rate 11.75%), 11.75% thereafter, 12/15/05 ...............................       1,933,875
   2,200,000     Le Groupe Videotron Ltee, senior notes, 10.625%, 02/15/05 ....................................       2,436,500
   4,500,000     cRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 ....................       3,220,036
   1,500,000     Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ..................................       1,586,250
   8,000,000     Telewest Plc., senior deb., zero coupon to 10/01/00, (original accretion rate 11.00%),11.00%
                  thereafter, 10/01/07 ........................................................................       5,600,000
   1,500,000     Time Warner, Inc., senior notes, 10.15%, 05/01/12 ............................................       1,808,997
   1,500,000     Time Warner, Inc., sub. deb., 9.125%, 01/15/13 ...............................................       1,635,000
   3,000,000     Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ..............................       2,994,594
   5,000,000     Wireless One, Inc., units, senior disc. notes, zero coupon to 08/01/01 (original accretion rate 13.50%)
                  13.50% thereafter, 08/01/06 .................................................................       2,449,999
                                                                                                                   ------------
                                                                                                                     49,232,102
                                                                                                                   ------------
                 Chemicals  6.3%
   3,750,000     Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 .......................       3,965,625
   8,000,000     Arcadian Partners L.P., senior notes, Series B, 10.75%, 05/01/05 .............................       8,920,000
   2,500,000     Harris Chemical of North America, senior sub. notes, 10.75%, 10/15/03 ........................       2,600,000
                 Chemicals (cont.)
$  3,000,000     IMC Global, Inc., senior notes, 9.25%, 10/01/00 ..............................................     $ 3,250,920
   1,600,000     IMC Global, Inc., senior deb., 9.45%, 12/15/11 ...............................................       1,894,478
   1,200,000     IMC Global, Inc., senior notes, 10.125%, 06/15/01 ............................................       1,307,851
   2,425,000     IMC Global, Inc., senior notes, 10.75%, 06/15/03 .............................................       2,663,382
   4,000,000     UCC Investors, Inc., disc. notes, zero coupon to 05/01/98, (original accretion rate 12.00%), 12.00%
                  thereafter, 05/01/05 ........................................................................       3,480,000
                                                                                                                   ------------
                                                                                                                     28,082,256
                                                                                                                   ------------
                 Consumer Products  2.8%
   4,250,000     Coleman Holdings, Inc., senior secured disc. notes, (original accretion rate 10.875%), 0.00%,
                  05/27/98 ....................................................................................       3,564,688
   5,800,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ............................       5,814,500
   3,000,000     RJR Nabisco, Inc., notes, 9.25%, 08/15/13 ....................................................       3,041,250
                                                                                                                   ------------
                                                                                                                     12,420,438
                                                                                                                   ------------
                 Containers & Packaging  3.1%
   3,500,000     Container Corp., senior notes, Series A, 11.25%, 05/01/04 ....................................       3,806,250
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 10.00%, 08/01/02 ....................................       1,050,000
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 .....................................       1,047,500
   2,500,000     bPlastic Containers, Inc., senior notes, 10.00%, 12/15/06 ....................................       2,575,000
   5,000,000     bRadnor Holdings Corp., senior notes, 10.00%, 12/01/03 .......................................       5,100,000
                                                                                                                   ------------
                                                                                                                     13,578,750
                                                                                                                   ------------
                 Energy  1.4%
   5,000,000     Empire Gas Corp., units, senior secured notes, 7.00% coupon to 07/15/99, 12.875% thereafter,
                  07/15/04 ....................................................................................       4,250,000
     800,000     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 .........................................         834,000
   1,800,000     Mesa Operating Co., senior sub. notes, zero coupon to 07/01/01, (original accretion rate 11.625%),
                  11.625% thereafter, 07/01/06 ................................................................       1,251,000
                                                                                                                   ------------
                                                                                                                      6,335,000
                                                                                                                   ------------
                 Food & Beverage 4.0%
   3,000,000     Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 .................       3,060,000
     700,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ...............................         728,000
   1,124,010   n Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ...........................................       1,124,010
   3,000,000     Doane Products Co., senior notes, 10.625%, 03/01/06 ..........................................       3,180,000
     250,000     Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 .........................         260,625
  1,600,000b     International Home Foods, Inc., senior sub. notes, 10.375%, 11/01/06 .........................       1,668,000
   4,700,000     PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ........................       4,876,250
   3,000,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ...............................       3,045,000
                                                                                                                   ------------
                                                                                                                     17,941,885
                                                                                                                   ------------
                 Food Retailing  4.7%
   1,700,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .................................       1,895,500
   3,691,000     Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ...............................       3,930,915
   4,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ...................................       3,850,000
   1,000,000     Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ...................................       1,025,000
   3,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 .............................................       2,482,500
   1,500,000     Penn Traffic Co., senior sub. notes, 9.625%, 04/15/05 ........................................         866,250
   3,750,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ...........................................       4,003,125
   2,500,000     Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 .....................................       2,775,000
                                                                                                                   ------------
                                                                                                                     20,828,290
                                                                                                                   ------------

                 Forest & Paper Products  5.0%
$  7,700,000     Four M Corp., senior notes, 12.00%, 06/01/06 .................................................     $ 8,085,000
   3,000,000     Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ..............................       3,315,000
   2,000,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 ........................       2,100,000
   3,000,000     Repap Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 .................................       3,052,500
   2,300,000     S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ...............................       2,495,500
   3,500,000     Tembec Finance Corp., senior notes, 9.875%. 09/30/05 .........................................       3,316,250
                                                                                                                   ------------
                                                                                                                     22,364,250
                                                                                                                   ------------
                 Gaming & Leisure  7.0%
   3,000,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .............................................       3,210,000
  1,000,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 ................................       1,060,000
   5,900,000     Players International, Inc., senior notes, 10.875%, 04/15/05 .................................       5,892,625
   3,000,000     Rio Hotel and Casino, Inc., senior sub. notes, 10.625%, 07/15/05 .............................       3,165,000
   7,500,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ..........................................       8,287,500
   5,000,000     Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original accretion rate 12.25%),
                  12.25% thereafter, 06/15/05 .................................................................       4,687,500
   5,000,000     Station Casinos, Inc., senior sub. notes, 10.125%, 03/15/06 ..................................       5,037,500
                                                                                                                   ------------
                                                                                                                     31,340,125
                                                                                                                   ------------
                 Health Care Services  7.0%
   7,770,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .............................       8,158,500
   5,500,000     Mariner Health Group, Inc., senior sub. notes, 9.50%, 04/01/06 ...............................       5,417,500
  2,000,000b     Maxxim Medical, Inc., guaranteed senior sub. notes, 10.50%, 08/01/06 .........................       2,090,000
   1,000,000     Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 ...........................       1,012,500
   5,500,000     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03 ...       5,307,500
     850,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .......................................         935,000
   2,400,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .......................................       2,550,000
   3,400,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .................................       3,774,000
   3,150,000     Unilab Corp., senior notes, 11.00%, 04/01/06 .................................................       2,157,750
                                                                                                                   ------------
                                                                                                                     31,402,750
                                                                                                                   ------------
                 Industrial Products  6.4%
  2,500,000b     Allied Waste Industries, Inc., senior sub. notes, 10.25%, 12/01/06 ...........................       2,644,688
   8,500,000     American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98, (original accretion rate
                  10.50%), 10.50% thereafter, 06/01/05 ........................................................       8,011,250
   1,000,000     Day International Group, senior sub. notes, 11.125%, 06/01/05 ................................       1,055,000
   6,500,000     Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ........................................       6,597,500
   3,200,000     Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ..............................       3,312,000
   1,200,000     bIntertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 .................................       1,254,000
   5,500,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ............................................       5,568,750
                                                                                                                   ------------
                                                                                                                     28,443,188
                                                                                                                   ------------
                 Lodging  1.1%
   1,000,000     John Q. Hammons Hotels L.P., first mortgage, 8.875%, 02/15/04 ................................         997,500
   1,500,000     John Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 .................................       1,530,000
   2,310,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ..........................................       2,344,650
                                                                                                                   ------------
                                                                                                                      4,872,150
                                                                                                                   ------------
                 Media & Broadcasting  6.4%
   1,700,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 ...............................       1,810,500
   2,500,000     Benedek Broadcasting, senior secured notes, 11.875%, 03/01/05 ................................       2,731,250
   6,500,000     Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 ...................       6,711,250
     925,000     Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 ............................         985,125
   1,000,000     Jacor Communications, Inc., guaranteed senior sub. notes, 9.75%, 12/15/06 ....................       1,026,250
                 Media & Broadcasting (cont.)
$  2,500,000     K-III Communications Corp., senior notes, 10.25%, 06/01/04 ...................................     $ 2,631,250
  5,000,000c     News America Holdings, Inc., deb. (Australia), 8.625%, 02/07/14 ..............................       3,767,983
   4,000,000     SCI Television, Inc., S.F., senior notes, 11.00%, 06/30/05 ...................................       4,300,000
   2,000,000     SFX Broadcasting, Inc., senior sub. notes, Series B, 10.75%, 05/15/06 ........................       2,110,000
   2,500,000     Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 09/30/05 ..........................       2,559,375
                                                                                                                   ------------
                                                                                                                     28,632,983
                                                                                                                   ------------
                 Metals & Mining  3.2%
  4,000,000b     AK Steel Holding Corp., senior notes, 9.125%, 12/15/06 .......................................       4,100,000
   4,000,000     Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ........................................       4,320,000
   5,000,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03 ..........................................       4,750,000
   1,110,000     UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 .................       1,283,438
                                                                                                                   ------------
                                                                                                                     14,453,438
                                                                                                                   ------------
                 Technology & Information Systems  3.2%
   6,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ................................       6,427,500
   1,400,000     Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                  thereafter, 03/01/05 ........................................................................       1,025,500
   2,450,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 .............................................       2,492,875
     800,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .......................................         850,000
   1,150,000     bCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06 ..........................       1,207,500
   2,000,000     Exide Electronics Group, Inc., senior sub. notes, 11.50%, 03/15/06 ...........................       2,130,000
                                                                                                                   ------------
                                                                                                                     14,133,375
                                                                                                                   ------------
                 Telecommunications  3.0%
   2,000,000     Intelecom Group, Inc., senior disc. notes, zero coupon to 05/01/01, (original accretion rate 12.50%),
                  12.50% thereafter, 05/01/06 .................................................................       1,311,460
  10,400,000     MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01, (original accretion rate
                  8.875%), 8.875% thereafter, 01/15/06 ........................................................       7,709,000
   6,500,000     Teleport Communications Group, Inc., senior disc. notes, zero coupon to 07/01/01, (original accretion
                  rate 11.125%), 11.125% thereafter, 07/01/07 .................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     13,505,460
                                                                                                                   ------------
                 Textiles & Apparel  1.3%
   5,500,000     Clark-Schwebel, Inc., senior notes, Series B, 10.50%, 04/15/06 ...............................       5,830,000
  144,200a,l     Forstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ...........................          72,821
                                                                                                                   ------------
                                                                                                                      5,902,821
                                                                                                                   ------------
                 Transportation  1.5%
   1,600,000     Eletson Holdings, Inc., first mortgage notes, 9.25%, 11/15/03 ................................       1,630,000
   4,500,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .......................................       4,927,500
                                                                                                                   ------------
                                                                                                                      6,557,500
                                                                                                                   ------------
                 Utilities  2.0%
   3,000,000     CMS Energy Corp., senior notes, Series B, zero coupon to 10/01/95, (original accretion rate 9.875%),
                  9.875% thereafter, 10/01/99 .................................................................       3,135,000
   2,500,000     El Paso Electric Co., first mortgage, 8.90%, 02/01/06 ........................................       2,650,000
   2,715,363     Midland CoGeneration Venture, S.F., deb., Series C, 10.33%, 07/23/02 .........................       2,905,439
       2,000     System Energy Resource, S.F., first mortgage, 11.375%, 09/01/16 ..............................           2,163
                                                                                                                   ------------
                                                                                                                      8,692,602
                                                                                                                   ------------

                 Wireless Communication  9.9%
$  6,000,000     Arch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01, (original accretion
                  rate 10.875%), 10.875% thereafter, 03/15/08 .................................................     $ 3,457,500
   6,500,000     Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99, (original accretion
                  rate 12.25%), 12.25% thereafter, 04/15/04 ...................................................       4,663,750
   7,800,000     bInternational Wireless Communications, Inc., senior disc. notes, zero coupon to 08/15/01 ....       4,290,000
   9,300,000     Millicom International Cellular, S.A., senior disc. notes, zero coupon to 06/01/01, (original accretion
                  rate 13.50%), 13.50% thereafter, 06/01/06....................................................       5,766,000
   4,700,000     Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07 ...................................       4,835,125
   4,500,000     bPaging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ...................................       4,578,750
   3,000,000     Rogers Cantel Mobile Communications, Inc., deb., 9.75%, 06/01/16 .............................       3,172,500
  10,000,000     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 08/15/01, (original accretion rate 12.50%),
                  12.50% thereafter, 08/15/06..................................................................       6,775,000
   6,500,000     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ........................................       6,695,000
                                                                                                                   ------------
                                                                                                                     44,233,625
                                                                                                                   ------------
                       Total Bonds (Cost $393,587,025) ........................................................     409,840,988
                                                                                                                   ------------
                       Total Investments before Repurchase Agreements (Cost $406,708,119) .....................     424,943,010
                                                                                                                   ------------
                 h,iReceivables from Repurchase Agreements  3.0%
  13,235,089     Joint Repurchase Agreements, 6.59%, 01/02/97, (Maturity Value $13,468,397) (Cost $13,463,468)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $1,653,685)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................      13,463,468
                                                                                                                   ------------
                           Total Investments (Cost $420,171,587)  98.3% .......................................     438,406,478
                           Other Assets and Liabilities, Net  1.7%.............................................       7,689,047
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $446,095,525
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $420,171,587 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 22,104,944
                   Aggregate gross unrealized depreciation for all investments in which
                 here was an excess of tax cost over value ....................................................      (3,870,053)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 18,234,891
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership
PIK    - Payment-in-Kind
S.F.   - Sinking Fund



aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



              Shares/                                                                                                  Value
 Country*    Warrants      Precious Metals Fund                                                                      (Note 1)
                           Common Stocks & Warrants  95.7%

                           Gold & Diversified Resources  14.4%
    AU       780,000a      Equinox Resources, N.L. ............................................................       $ 638,582
    US        160,718      Freeport-McMoRan Copper & Gold, Inc. ...............................................       4,520,194
    AU        201,800      Great Central Mines, Ltd. ..........................................................         574,234
    CA       110,000a      Pangea Goldfields, Inc. ............................................................         514,037
    GB        318,429      RTZ Corp., Plc. ....................................................................       5,108,589
    CA        159,100      Teck Corp., Class B ................................................................       3,688,383
    CA       510,600a      Williams Resources, Inc. ...........................................................         525,681
    CA        188,600      Williams Resources, Inc., Legend Shares ............................................         194,170
                                                                                                                   ------------
                                                                                                                     15,763,870
                                                                                                                   ------------
                           Long Life Gold Mines  45.7%
    US       210,700b      Ashanti Goldfields Co., Ltd., ADS ..................................................       2,607,413
    US        235,595      Barrick Gold Corp. .................................................................       6,773,356
    CA        194,920      Battle Mountain Canada, Inc. .......................................................       1,352,079
    ZA        125,000      Beatrix Mines, Ltd. ................................................................         781,500
    PE         37,404      Compania de Minas Buenaventura, SA .................................................         308,656
    PE        112,068      Compania de Minas Buenaventura, SA, Class C ........................................         815,352
    US        67,000b      Compania de Minas Buenaventura, SA, Sponsored ADR ..................................       1,143,188
    US        249,500      Driefontein Consolidated Mines, Ltd., ADR ..........................................       2,495,000
    US        226,700      Hartebeestfontein Gold Mining Co., Ltd., ADR .......................................         463,942
    US        139,488      Homestake Mining Co. ...............................................................       1,987,704
    US         95,400      Kloof Gold Mining Co., Ltd., ADR ...................................................         745,313
    AU       820,260a      Leo Shield Exploration, N.L. .......................................................         436,829
    US         82,400      Newmont Gold Co. ...................................................................       3,605,000
    US         99,755      Newmont Mining Corp. ...............................................................       4,464,036
    US        327,500      Placer Dome, Inc. ..................................................................       7,123,125
    ZA        340,000      Randgold & Exploration Co., Ltd. ...................................................       2,307,363
    US        257,901      Santa Fe Pacific Gold Corp. ........................................................       3,965,228
    CA       522,000a      TVX Gold, Inc. .....................................................................       4,078,274
    US        339,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR .....................................       2,097,563
    US         41,068      Western Areas Gold Mining, ADR .....................................................         566,193
    ZA        143,888      Western Areas Gold Mining Co., Ltd. ................................................       1,983,708
                                                                                                                   ------------
                                                                                                                     50,100,822
                                                                                                                   ------------
                           Medium Life Gold Mines  23.5%
    AU     1,243,600a      Acacia Resources, Ltd. .............................................................       2,421,763
    CA        66,500a      Bre-X Minerals, Ltd. ...............................................................       1,053,667
    CA         6,650a      Bro-X Minerals, Ltd. ...............................................................          11,653
    US       209,000a      Campbell Resources, Inc., warrants .................................................          84,917
    US       210,000a      Canyon Resources Corp. .............................................................         551,250
    CA       151,200a      Dayton Mining Corp. ................................................................       1,004,651
    CA        155,300      Euro-Nevada Mining Corp. ...........................................................       4,637,852
    CA         15,000      Euro-Nevada Mining Corp., Legend Shares ............................................         447,957
    CA         90,800      Franco-Nevada Mining Corp., Ltd. ...................................................       4,160,272
    CA          2,500      Franco-Nevada Mining Corp., Ltd., Legend Shares ....................................         114,545
    CA       234,600a      Geomaque Explorations, Ltd. ........................................................         565,281
    US        18,500a      Getchell Gold Corp. ................................................................         709,938
    CA         86,200      Golden Knight Resources ............................................................         415,407
    CA       170,900a      Greenstone Resources, Ltd. .........................................................       1,990,329
    AU       329,500a      Lihir Gold, Ltd. ...................................................................         628,567
    AU        271,500      Newcrest Mining, Ltd. ..............................................................       1,079,008

                           Medium Life Gold Mines (cont.)
    AU        632,500      Plutonic Resources, Ltd. ...........................................................     $ 2,941,042
    AU        505,900      Sons Of Gwalia , Ltd. ..............................................................       2,987,709
                                                                                                                   ------------
                                                                                                                     25,805,808
                                                                                                                   ------------
                           Mining Finance Companies  6.5%
    US         15,000      Anglo American Corp. of South Africa Ltd., Unsponsored ADR .........................         817,500
    US        113,700      DeBeers Consolidated Mines, Ltd., ADR ..............................................       3,212,025
    AU      1,535,571      Normandy Mining, Ltd. ..............................................................       2,123,753
    AU       230,000a      Orogen Minerals, Ltd. ..............................................................         535,649
    US      17,200a,b      Orogen Minerals, Ltd., GDR .........................................................         400,573
                                                                                                                   ------------
                                                                                                                      7,089,500
                                                                                                                   ------------
                           Platinum Companies  5.6%
    AU       495,000a      Helix Resources, N.L. ..............................................................       1,475,439
    ZA         72,900      Impala Platinum Holdings, Ltd. .....................................................         728,455
    US         21,200      Impala Platinum Holdings, Ltd., ADR ................................................         211,841
    US        168,466      Rustenburg Platinum Holdings, Ltd., ADR ............................................       2,304,547
    US      82,300a,b      Stillwater Mining Co. ..............................................................       1,378,524
                                                                                                                   ------------
                                                                                                                      6,098,806
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $99,595,951).............................     104,858,806
                                                                                                                   ------------
              Face
             Amount
                           Convertible Bonds  0.4%
    US     $ 270,000b      Randgold & Exploration Co., Ltd., cvt. sub. notes, 7.00%, 10/03/01 .................         270,000
    CA        200,000      Williams Resources, Inc., cvt. sub. notes, 8.50%, 11/22/01 .........................         154,794
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $419,740) ......................................         424,794
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $100,015,691) ..............................     105,283,600
                                                                                                                   ------------
                  h,i      Receivables from Repurchase Agreements  3.1%
    US      3,409,181      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $3,468,619)
                           (Cost $3,467,349)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear, Stearns & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $434,676)
                            Collateral: U. S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $425,887)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities, L.L.C., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...............       3,467,349
                                                                                                                   ------------
                                     Total Investments (Cost $103,483,040)  99.2%..............................     108,750,949
                                     Other Assets and Liabilities, Net  0.8%...................................         827,636
                                                                                                                   ------------
                                     Net Assets  100.0% .......................................................    $109,578,585
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $103,483,040 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 14,289,001
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ........................................      (9,021,092)
                                                                                                                   ------------
                             Net unrealized appreciation ......................................................     $ 5,267,909
                                                                                                                   ============

COUNTRY LEGEND:
AU      - Australia
CA      - Canada
GB      - United Kindom
PE      - Peru
US      - United States
ZA      - South Africa
PORTFOLIO ABBREVIATION:
L.L.C.  - Limited Liability Corp.

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


   Shares/                                                                                                             Value
  Warrants       Real Estate Securities Fund                                                                         (Note 1)
                 Common Stocks & Warrants  91.6%

                 Equity REIT - Apartments  20.0%
     170,000     Amli Residential Properties Trust ............................................................     $ 3,973,750
     295,000     Bay Apartment Communities, Inc................................................................      10,620,000
     110,000     Camden Property Trust ........................................................................       3,148,750
     205,000     Equity Residential Properties Trust ..........................................................       8,456,250
     212,000     Evans Withycombe Residential, Inc. ...........................................................       4,452,000
     155,000     Gables Residential Trust .....................................................................       4,495,000
     145,000     Irvine Apartment Communities, Inc.............................................................       3,625,000
     215,000     Oasis Residential, Inc........................................................................       4,891,250
     100,000     Post Properties, Inc. ........................................................................       4,025,000
     120,000     Security Capital Atlantic, Inc................................................................       2,940,000
     275,000     Security Capital Pacific Trust ...............................................................       6,290,625
     220,000     South West Property Trust ....................................................................       3,712,500
     175,000     Summit Properties, Inc........................................................................       3,871,875
                                                                                                                   ------------
                                                                                                                     64,502,000
                                                                                                                   ------------
                 Equity REIT - Health Care  3.7%
      90,000     Health Care Property Investors, Inc. .........................................................       3,150,000
     150,000     Nationwide Health Properties, Inc.............................................................       3,637,500
     158,000     Omega Healthcare Investors, Inc. .............................................................       5,253,500
                                                                                                                   ------------
                                                                                                                     12,041,000
                                                                                                                   ------------
                 Equity REIT - Hotels  12.4%
     500,000     Equity Inns, Inc. ............................................................................       6,500,000
     267,000     FelCor Suite Hotels, Inc......................................................................       9,445,125
     140,000     Patriot American Hospitality, Inc. ...........................................................       6,037,500
     176,700     Starwood Lodging Trust .......................................................................       9,740,588
     605,000     Winston Hotels, Inc. .........................................................................       8,243,125
                                                                                                                   ------------
                                                                                                                     39,966,338
                                                                                                                   ------------
                 Equity REIT - Industrial  8.9%
     112,500     Duke Realty Investments, Inc. ................................................................       4,331,250
     195,000     Liberty Property Trust .......................................................................       5,021,250
     250,700     Meridian Industrial Trust, Inc................................................................       5,264,700
     327,473     Security Capital Industrial Trust ............................................................       6,999,735
     100,000     Spieker Properties, Inc.......................................................................       3,600,000
     110,000     Weeks Corp. ..................................................................................       3,657,500
                                                                                                                   ------------
                                                                                                                     28,874,435
                                                                                                                   ------------
                 Equity REIT - Mixed Property Type  2.1%
     115,000     Colonial Properties Trust ....................................................................       3,493,125
     190,000     Glenborough Realty Trust, Inc.................................................................       3,348,750
                                                                                                                   ------------
                                                                                                                      6,841,875
                                                                                                                   ------------
                 Equity REIT - Office  7.9%
     243,800     Arden Realty Group, Inc.......................................................................       6,765,450
     135,000     Beacon Properties Corp. ......................................................................       4,944,375
     125,000     Crescent Real Estate Equities, Co. ...........................................................       6,593,750
     210,000     Highwoods Properties, Inc.....................................................................       7,087,500
                                                                                                                   ------------
                                                                                                                     25,391,075
                                                                                                                   ------------

                 Equity REIT - Residential Communities  3.8%
     185,000     Manufactured Home Communities, Inc. ..........................................................     $ 4,301,250
     125,000     ROC Communities, Inc..........................................................................       3,468,750
     130,000     Sun Communities, Inc..........................................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     12,255,000
                                                                                                                   ------------
                 Equity REIT - Retail - Community Centers  5.4%
     102,000     Developers Diversified Realty Corp. ..........................................................       3,786,750
      97,500     Kimco Realty Corp. ...........................................................................       3,400,313
    511,400n     Pacific Retail Trust .........................................................................       5,625,400
      90,000     Vornado Realty Trust .........................................................................       4,725,000
                                                                                                                   ------------
                                                                                                                     17,537,463
                                                                                                                   ------------
                 Equity REIT - Retail - Outlet Centers  1.5%
      75,000     Chelsea GCA Realty, Inc. .....................................................................       2,596,875
      80,000     Tanger Factory Outlet Centers, Inc............................................................       2,170,000
                                                                                                                   ------------
                                                                                                                      4,766,875
                                                                                                                   ------------
                 Equity REIT - Retail - Regional Malls  4.9%
     250,000     Simon DeBartolo Group, Inc....................................................................       7,750,000
     170,000     The Macerich Co. .............................................................................       4,441,250
     155,000     The Mills Corp. ..............................................................................       3,700,625
                                                                                                                   ------------
                                                                                                                     15,891,875
                                                                                                                   ------------
                 Equity REIT - Storage  7.3%
     280,000     Public Storage, Inc...........................................................................       8,680,000
     370,000     Storage Trust Realty .........................................................................       9,990,000
     130,000     Storage USA, Inc..............................................................................       4,891,250
                                                                                                                   ------------
                                                                                                                     23,561,250
                                                                                                                   ------------
                 Home Builders  6.4%
    100,000a     Beazer Homes USA, Inc.........................................................................       1,850,000
    306,100a     Belmont Homes, Inc............................................................................       2,946,213
      75,000     Centex Corp. .................................................................................       2,821,875
     281,250     Clayton Homes, Inc............................................................................       3,796,874
      85,000     Kaufman & Broad Home Corp. ...................................................................       1,094,375
      70,000     Lennar Corp. .................................................................................       1,907,500
    300,000a     NVR, Inc. ....................................................................................       3,900,000
    193,100a     Southern Energy Homes, Inc....................................................................       2,220,650
                                                                                                                   ------------
                                                                                                                     20,537,487
                                                                                                                   ------------
                 Hotels  5.3%
    325,000a     Candlewood Hotel Co., Inc.....................................................................       3,128,125
    250,000a     CapStar Hotel Co. ............................................................................       4,906,250
     44,122a     Homestead Village, Inc........................................................................         794,196
     29,600a     Homestead Village, Inc., warrants.............................................................         240,500
    505,000a     Host Marriott Corp. ..........................................................................       8,080,000
                                                                                                                   ------------
                                                                                                                     17,149,071
                                                                                                                   ------------
                 Mixed Property Type 2.0%
     500,000     Security Capital US Realty ...................................................................       6,400,000
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $216,018,176) .....................................     295,715,744
                                                                                                                   ------------
                 Convertible Preferred Stocks  0.4%
     20,000b     Catellus Development Corp., $3.625 cvt. pfd., Series B (Cost $1,000,000)......................       1,190,000
                                                                                                                   ------------

                 Bonds  0.6%...................................................................................
$  2,000,000     US Home Corp., cvt. sub. notes, 4.875%, 11/01/05 (Cost $1,970,000)............................     $ 1,937,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $218,988,176).........................................     298,843,244
                                                                                                                   ------------
              h,iReceivables from Repurchase Agreements  7.2%
  22,726,825     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $23,127,905) (Cost $23,119,441)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,839,700)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      23,119,441
                                                                                                                   ------------
                           Total Investments (Cost $242,107,617)  99.8% .......................................     321,962,685
                                                                                                                   ------------
                           Other Assets and Liabilities, Net  0.2%.............................................         758,510
                                                                                                                   ------------
                           Net Assets  100.0 % ................................................................    $322,721,195
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $242,107,617 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 81,200,237
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (1,345,169)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 79,855,068
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
REIT    - Real Estate Investment Trust

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount         U.S. Government Securities Fund                                                                    (Note 1)
                  Mortgage-Backed Securities  68.5%

                  Government National Mortgage Association (GNMA) - Fixed Rate  38.7%
$ 12,909,358      GNMA I, SF, 6.00%, 12/15/23 - 01/15/24 ......................................................    $ 11,997,637
   2,240,248      GNMA II, 6.00%, 01/20/24 - 10/20/24 .........................................................       2,068,031
  57,198,297      GNMA I, SF, 6.50%, 05/15/23 - 05/15/24 ......................................................      54,642,340
   3,866,893      GNMA II, 6.50%, 01/20/26 ....................................................................       3,669,925
   8,696,408      GNMA, PL, 6.50%, 09/15/28 ...................................................................       8,264,310
  56,855,632      GNMA I, SF, 7.00%, 03/15/22 - 12/15/26 ......................................................      55,700,850
  14,520,927      GNMA II, 7.00%, 01/20/24 - 12/01/26 .........................................................      14,135,225
 15,000,000k      GNMA II, 7.00%, 12/01/26 ....................................................................      14,617,968
   1,983,040      GNMA I, SF, 7.25%, 11/15/25 .................................................................       1,964,759
   2,242,805      GNMA, PL, 7.25%, 05/15/22 - 08/15/22 ........................................................       2,210,915
  42,539,615      GNMA I, SF, 7.50%, 02/15/17 - 06/15/23 ......................................................      42,619,423
  33,125,704      GNMA II, 7.50%, 11/20/16 - 12/01/26 .........................................................      32,980,790
  5,000,000k      GNMA II, 7.50%, 12/01/26 ....................................................................       4,980,469
  29,391,221      GNMA I, SF, 8.00%, 04/15/05 - 06/15/25 ......................................................      30,015,829
   3,371,055      GNMA II, 8.00%, 02/20/16 - 08/20/26 .........................................................       3,417,411
   2,589,263      GNMA I, SF, 8.25%, 04/15/25 .................................................................       2,664,516
  11,529,600      GNMA I, SF, 8.50%, 08/15/21 - 12/15/24 ......................................................      11,954,773
   4,261,726      GNMA I, SF, 9.00%, 04/15/16 - 02/15/21 ......................................................       4,496,145
  10,571,472      GNMA I, SF, 9.50%, 10/15/15 - 12/15/21 ......................................................      11,433,761
   2,227,999      GNMA II, 9.50%, 04/20/25 ....................................................................       2,387,442
   8,657,430      GNMA I, SF, 10.00%, 08/15/17 - 08/15/21 .....................................................       9,504,241
     297,054      GNMA II, 10.00%, 07/20/19 - 02/20/21 ........................................................         323,139
                                                                                                                   ------------
                                                                                                                    326,049,899
                                                                                                                   ------------
                  Government National Mortgage Association (GNMA) - Adjustable Rate  1.4%
   3,775,571      GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 07/20/17 .....................       3,854,443
   3,477,477      GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 7.50%, 07/20/25 ......................       3,583,819
   4,528,182      GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/16 ......................       4,593,071
                                                                                                                   ------------
                                                                                                                     12,031,333
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Fixed Rate  8.8%
   7,013,467      FNMA, 6.00%, 10/01/23 - 04/01/24 ............................................................       6,520,340
  15,000,000      FNMA, 6.05%, 11/10/97 .......................................................................      15,046,605
  16,442,305      FNMA, 6.50%, 01/01/24 - 06/01/24 ............................................................      15,707,553
   1,943,398      FNMA, 7.00%, 05/01/24 .......................................................................       1,903,924
   8,077,380      FNMA, PL, 7.00%, 03/17/35 ...................................................................       7,774,479
  11,946,917      FNMA, 7.50%, 04/01/23 - 08/01/25 ............................................................      11,958,127
  13,480,634      FNMA, 8.00%, 07/01/16 - 02/01/25 ............................................................      13,755,022
   1,079,387      FNMA, 8.50%, 10/01/19 - 03/01/22 ............................................................       1,118,856
     173,288      FNMA, 9.00%, 09/01/18 - 03/01/21 ............................................................         182,821
      99,393      FNMA, 9.50%, 07/01/19 - 08/01/20 ............................................................         107,346
      36,255      FNMA, 10.00%, 10/01/20 ......................................................................          39,768
                                                                                                                   ------------
                                                                                                                     74,114,841
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Adjustable Rate  7.0%
   6,945,255      FNMA, Cap 12.22%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.963%, 06/01/18 .........       7,070,687
   5,056,806      FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.693%, 02/01/19 .....................       5,266,714
   2,473,734      FNMA, Cap 12.786%, Margin 1.25% + COFI, Resets Monthly, 6.084%, 02/01/03 ....................       2,462,009
   6,699,164      FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.701%, 09/01/18 ...................       6,996,071
   4,370,458      FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.662%, 07/01/19 ...................       4,561,273
  13,893,832      FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.599%, 01/01/18 ...................      14,470,563
   1,129,917      FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.796%, 07/01/24 .........       1,126,675
     433,585      FNMA, Cap 13.721%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 02/01/17 ....................         430,715
                  Federal National Mortgage Association (FNMA) - Adjustable Rate (cont.)
$    885,440      FNMA, Cap 14.071%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 12/01/18 ....................       $ 879,578
   1,317,468      FNMA, Cap 14.428%, Margin 2.125% + CMT, Resets Annually, 7.25%, 04/01/19 ....................       1,365,556
   6,050,539      FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 06/01/02 ....................       6,018,048
   3,103,864      FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 8.489%, 07/01/20 ..............       3,219,110
   5,122,820      FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.453%, 03/01/20 ..............       5,337,108
                                                                                                                   ------------
                                                                                                                     59,204,107
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate  8.5%
  23,032,840      FHLMC, 6.50%, 06/01/08 - 01/01/24 ...........................................................      22,141,263
  17,405,760      FHLMC, 7.00%, 04/01/24 ......................................................................      17,101,159
  19,790,154      FHLMC, PL, 7.00%, 09/17/31 ..................................................................      19,233,655
   6,026,449      FHLMC, 7.50%, 11/01/22 - 05/01/24 ...........................................................       6,041,520
   4,368,802      FHLMC, 8.00%, 05/01/16 - 05/01/22 ...........................................................       4,457,553
   1,327,636      FHLMC, 8.50%, 04/01/18 - 03/01/22 ...........................................................       1,377,012
   1,141,617      FHLMC, 9.00%, 03/01/03 - 01/01/21 ...........................................................       1,196,861
     259,097      FHLMC, 9.50%, 06/01/16 - 08/01/20 ...........................................................         278,530
     192,483      FHLMC, 10.00%, 08/01/20 - 10/01/20 ..........................................................         209,807
                                                                                                                   ------------
                                                                                                                     72,037,360
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate  4.1%
   5,058,120      FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annnually, 7.651%, 06/01/22 .................       5,263,379
   2,606,296      FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.582%, 09/01/19 ...................       2,697,525
   3,402,647      FHLMC, Cap 13.125%, Margin 2.00% + CMT, Resets Annually, 7.297%, 07/01/18 ...................       3,509,831
     613,638      FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.583%, 07/01/19 ..................         635,719
   7,457,638      FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.751%, 02/01/19 ..................       7,749,381
   5,556,893      FHLMC, Cap 13.50%, Margin 2.03% + CMT, Resets Annually, 7.496%, 05/01/18 ....................       5,751,107
   1,781,078      FHLMC, Cap 13.605%, Margin 2.20% + CMT, Resets Annually, 7.557%, 02/01/19 ...................       1,843,897
   7,092,294      FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.628%, 04/01/18 ..................       7,355,701
                                                                                                                   ------------
                                                                                                                     34,806,540
                                                                                                                   ------------
                        Total Mortgage-Backed Securities (Cost $575,480,640) ..................................     578,244,080
                                                                                                                   ------------
                  Other Government & Agency Securities  23.6%
   2,000,000      Federal Agriculture Mortgage Corp., 6.91%, 07/15/97 .........................................       2,014,030
   5,000,000      Federal Farm Credit Bank, 5.80%, 09/16/03 ...................................................       4,780,810
  10,000,000      Federal Farm Credit Bank, 7.95%, 04/01/02 ...................................................      10,062,349
  13,220,804      FHA Project Loan, 6.875%, 11/01/23 ..........................................................      12,592,825
   8,168,028      FHA Project Loan, 7.00%, 02/01/29 ...........................................................       7,871,937
   3,876,000      FICO Strips, 0.00%, 11/11/01 ................................................................       2,857,360
   1,925,000      FICO Strips, 0.00%, 05/11/02 ................................................................       1,372,525
  10,000,000      FICO Strips, 0.00%, 05/11/13 ................................................................       3,174,609
  15,000,000      FICO Strips, Series 1, 0.00%, 05/11/99 ......................................................      13,008,989
   1,758,000      FICO Strips, Series 1, 0.00%, 05/11/09 ......................................................         754,011
  11,024,000      FICO Strips, Series 13, 0.00%, 06/27/09 .....................................................       4,684,361
   5,000,000      FICO Strips, Series 15, 0.00%, 09/07/98 .....................................................       4,530,025
  10,000,000      FICO Strips, Series 15, 0.00%, 03/07/02 .....................................................       7,217,839
   3,202,000      FICO Strips, Series 16, 0.00%, 04/05/09 .....................................................       1,383,526
   4,745,000      FICO Strips, Series 16, 0.00%, 10/05/10 .....................................................       1,835,446
   2,060,000      FICO Strips, Series A, 0.00%, 02/08/09 ......................................................         900,325
   7,000,000      FICO Strips, Series D, 0.00%, 09/26/01 ......................................................       5,203,176
   5,000,000      Housing Urban Development, Series 96-A, 7.63%, 08/01/14 .....................................       5,109,699
   5,000,000      Housing Urban Development, Series 96-A, 7.66%, 08/01/15 .....................................       5,112,735
   4,851,066      Small Business Administration, 6.45%, 12/01/15 ..............................................       4,594,348
   5,000,000      Small Business Administration, 6.70%, 12/01/16 ..............................................       4,906,300
$  8,338,041      Small Business Administration, Cap 10.50%, Margin Prime - 0.50%, Resets Quarterly, 7.75%,
                   03/25/19 ...................................................................................     $ 8,651,469
   8,003,940      Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 7.85%,
                   06/25/19...................................................................................        8,344,108
   9,471,172      Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.125%,
                   03/25/18 ...................................................................................      10,039,442
   5,000,000      Student Loan Marketing Association, 5.64%, 11/26/97 .........................................       4,992,895
   5,000,000      Student Loan Marketing Association, 6.16%, 12/02/99 .........................................       4,973,475
  15,000,000      Student Loan Marketing Association, 0.00%, 05/15/14 .........................................       3,807,193
  10,000,000      Tennessee Valley Authority, 0.00%, 04/15/03 .................................................       6,700,249
   6,000,000      Tennessee Valley Authority, 0.00%, 04/15/42 .................................................       1,986,977
   5,000,000      Tennessee Valley Authority, 5.98%, 04/01/36 .................................................       5,074,360
   5,000,000      Tennessee Valley Authority, 6.125%, 07/15/03 ................................................       4,868,629
  12,000,000      Tennessee Valley Authority, 6.235%, 07/15/45 ................................................      12,039,490
  10,000,000      Tennessee Valley Authority, 7.25%, 07/15/43 .................................................       9,759,050
   1,000,000      Tennessee Valley Authority, 8.375%, 10/01/99 ................................................       1,056,509
  12,000,000      Tennessee Valley Authority, 8.625%, 11/15/29 ................................................      12,859,246
                                                                                                                   ------------
                        Total Other Agency Government Securities (Cost $194,604,937) ..........................     199,120,317
                                                                                                                   ------------
                  U.S. Government Securities  8.0%
   5,000,000      U.S. Treasury Notes, 5.125%, 04/30/98 .......................................................       4,950,005
  10,000,000      U.S. Treasury Notes, 5.125%, 06/30/98 .......................................................       9,893,759
   8,000,000      U.S. Treasury Notes, 5.25%, 12/31/97 ........................................................       7,950,007
  15,000,000      U.S. Treasury Notes, 5.625%, 06/30/97 .......................................................      15,004,694
   5,000,000      U.S. Treasury Notes, 5.75%, 08/15/03 ........................................................       4,851,565
   5,000,000      U.S. Treasury Notes, 5.875%, 08/15/98 .......................................................       4,995,315
   5,000,000      U.S. Treasury Notes, 5.875%, 03/31/99 .......................................................       4,993,755
  10,000,000      U.S. Treasury Notes, 6.125%, 05/31/97 .......................................................      10,018,759
   5,000,000      U.S. Treasury Notes, 6.50%, 04/30/97 ........................................................       5,015,630
                                                                                                                   ------------
                        Total U.S. Government Securities (Cost $67,905,861) ...................................      67,673,489
                                                                                                                   ------------
                        Total Long Term Investments (Cost $837,991,438) .......................................     845,037,886
                                                                                                                   ------------
               h,iReceivables from Repurchase Agreements  1.5%
  12,403,581      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $12,622,265) (Cost $12,617,646)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                   Bear, Stearns & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.750%, 10/15/97 - 06/30/01
                   CIBC Wood Gundy Securities Corp., (Maturity Value $1,581,782)
                   U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                   Daiwa Securities America, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                   Donaldson, Lufkin & Jenrette Securities, Corp., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                   SBC Warburg, Inc., (Maturity Value $1,549,791)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                   The Nikko Securities Co. International, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.75% 08/15/00 - 04/30/01
                   UBS Securities L.L.C., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.50% 06/30/98 - 05/31/01 ..........................      12,617,646
                                                                                                                   ------------
                            Total Investments (Cost $850,609,084)  101.6%......................................     857,655,532
                            Liabilities in Excess of Other Assets  (1.6%)......................................     (13,798,015)
                                                                                                                   ------------
                            Net Assets  100.0%.................................................................    $843,857,517
                                                                                                                   ============

                  At December 31, 1996 the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $850,609,084 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost .................................................    $ 14,804,148
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value .................................................      (7,757,700)
                                                                                                                   ------------
                    Net unrealized appreciation ...............................................................     $ 7,046,448
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - 11th District Cost of Funds Index
DR      - Discount Rate
FHA     - Federal Housing Authority
FICO    - Financing Corp.
L.L.C.  - Limited Liability Corp.
PL      - Project Loan
SF      - Single Family

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount       Zero Coupon Fund - 2000                                                                              (Note 1)
                Long Term Investments  100%

                Government & Agency Securities  98.6%
$  7,567,000    FHLB Strips, Series A-1, 0.00%, 02/25/01 ......................................................     $ 5,845,212
   2,884,000    FHLB Strips, Series A-1, 0.00%, 08/25/01 ......................................................       2,155,250
     465,000    FHLB Strips, Series A-1, 0.00%, 02/25/02 ......................................................         336,363
  16,175,000    FHLMC, notes, 0.00%, 05/15/00 .................................................................      13,143,125
   9,023,000    FICO Strips, 0.00%, 03/26/01 ..................................................................       6,932,100
   2,000,000    FICO Strips, 0.00%, 04/06/01 ..................................................................       1,533,606
   1,139,000    FICO Strips, Series 1, 0.00%, 11/11/00 ........................................................         896,755
   1,000,000    FICO Strips, Series 7, 0.00%, 02/03/01 ........................................................         775,514
  17,390,000    FICO Strips, Series 12, 0.00%, 12/06/00 .......................................................      13,629,516
   6,000,000    FICO Strips, Series 12, 0.00%, 06/06/01 .......................................................       4,549,980
   4,000,000    FICO Strips, Series 13, 0.00%, 06/27/01 .......................................................       3,021,744
     148,000    FICO Strips, Series 15, 0.00%, 09/07/00 .......................................................         117,895
   5,000,000    FICO Strips, Series 15, 0.00%, 03/07/01 .......................................................       3,854,720
   5,875,000    FICO Strips, Series 17, 0.00%, 10/05/00 .......................................................       4,656,037
   6,200,000    FICO Strips, Series 18, 0.00%, 10/06/00 .......................................................       4,912,737
   4,965,000    FICO Strips, Series D, 0.00%, 09/26/00 ........................................................       3,941,584
   5,550,000    FICO Strips, Series D, 0.00%, 02/03/01 ........................................................       4,304,102
   3,800,000    FNMA Strips, 0.00%, 11/22/99 ..................................................................       3,183,066
   1,000,000    FNMA Strips, 0.00%, 02/12/02 ..................................................................         723,947
     500,000    FNMA Strips, Series 1, 0.00%, 02/12/00 ........................................................         412,619
   1,875,000    FNMA Strips, Series 1, 0.00%, 02/01/01 ........................................................       1,452,887
   1,000,000    FNMA Strips, Series 1, 0.00%, 02/01/02 ........................................................         725,364
   3,000,000    FNMA Strips, Series 2, 0.00%, 08/12/01 ........................................................       2,244,114
   9,195,000    REFCO Strips, 0.00%, 01/15/01 .................................................................       7,194,369
   3,320,000    Tennessee Valley Authority, 0.00%, 07/15/00 ...................................................       2,673,204
   2,500,000    Tennessee Valley Authority, 0.00%, 10/15/00 ...................................................       1,980,827
      65,000    Tennessee Valley Authority, 0.00%, 01/01/01 ...................................................          50,315
  10,500,000    Tennessee Valley Authority, 0.00%, 04/15/01 ...................................................       8,051,577
   1,000,000    Tennessee Valley Authority, 0.00%, 04/15/02 ...................................................         718,045
   1,110,375    U.S. Treasury Strips, 0.00%, 11/15/00 .........................................................         875,190
   2,778,750    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       2,154,740
  15,000,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................      11,682,779
  11,615,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       9,060,779
                                                                                                                   ------------
                                                                                                                    127,790,062
                                                                                                                   ------------
                Other Securities - "AAA" Rated  1.4%
     220,000    InterAmerican Development Bank, 0.00%, 12/16/00 ...............................................         171,499
     405,000    International Bank for Reconstruction and Development, 0.00%, 02/15/00 ........................         334,189
     945,000    International Bank for Reconstruction and Development, 0.00%, 08/15/00 ........................         754,667
     735,000    International Bank for Reconstruction and Development, 0.00%, 02/15/01 ........................         567,527
                                                                                                                   ------------
                                                                                                                      1,827,882
                                                                                                                   ------------
                      Total Long Term Investments (Cost $122,571,579)..........................................     129,617,944
                                                                                                                   ------------

           h,i  Receivables from Repurchase Agreements  0.1%...................................................
$     69,031    Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value 69,902) (Cost $69,876)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $8,582)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities L.L.C., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01..........................         $ 69,876
                                                                                                                   ------------
                          Total Investments (Cost $122,641,455)  100.1% .......................................     129,687,820
                          Liabilities in Excess of Other Assets  (0.1%) .......................................         (86,878)
                                                                                                                   ------------
                          Net Assets  100.0% ..................................................................    $129,600,942
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $122,641,455 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ...................................................     $ 7,210,715
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ...................................................        (164,350)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................     $ 7,046,365
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financial Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                                Value
   Amount        Zero Coupon Fund - 2005                                                                              (Note 1)
                 Long Term Investments  100.0%

                 Government & Agency Securities  96.8%
$  1,000,000     FHLB Strips, Series A-1, 0.00%, 08/25/02 ......................................................      $ 699,815
     800,000     FHLB Strips, Series A-1, 0.00%, 02/25/04 ......................................................        503,905
   9,110,000     FHLB Strips, Series A-1P, 0.00%, 02/25/04 .....................................................      5,738,216
  11,400,000     FICO Strips, 0.00%, 10/06/05 ..................................................................      6,367,880
   3,500,000     FICO Strips, Series 1, 0.00%, 05/11/05 ........................................................      2,012,076
     829,000     FICO Strips, Series 1, 0.00%, 11/11/05 ........................................................        459,821
   3,509,000     FICO Strips, Series 2, 0.00%, 11/02/05 ........................................................      1,949,804
  11,055,000     FICO Strips, Series 12, 0.00%, 12/06/05 .......................................................      6,100,281
   2,755,000     FICO Strips, Series 13, 0.00%, 12/27/05 .......................................................      1,513,663
   2,620,000     FICO Strips, Series 15, 0.00%, 09/07/05 .......................................................      1,472,026
   6,000,000     FICO Strips, Series 16, 0.00%, 04/05/06 .......................................................      3,231,737
  10,000,000     FICO Strips, Series 19, 0.00%, 12/06/05 .......................................................      5,518,120
   6,799,000     FICO Strips, Series D, 0.00%, 09/26/05 ........................................................      3,805,631
   1,763,000     FICO Strips, Series D, 0.00%, 03/26/06 ........................................................        951,371
   5,000,000     FICO Strips, Series F, 0.00%, 03/26/05 ........................................................      2,902,869
     120,000     FNMA Strips, 0.00%, 02/12/08 ..................................................................         56,347
     450,000     FNMA Strips, Series 1, 0.00%, 08/01/04 ........................................................        273,785
   1,000,000     FNMA Strips, Series 1, 0.00%, 02/12/05 ........................................................        585,338
     875,000     FNMA Strips, Series 1, 0.00%, 08/12/05 ........................................................        493,262
   4,307,000     FNMA Strips, Series 1, 0.00%, 02/01/06 ........................................................      2,344,967
     250,000     FNMA Strips, Series 1, 0.00%, 02/12/06 ........................................................        135,809
   1,730,000     FNMA Strips, Series 1, 0.00%, 02/01/08 ........................................................        814,219
   6,000,000     FNMA Strips, Series 2, 0.00%, 02/01/05 ........................................................      3,519,881
     530,000     FNMA Strips, Series 9, 0.00%, 08/01/06 ........................................................        278,378
   6,500,000     REFCO Strips, 0.00%, 01/15/06 .................................................................      3,607,694
   3,000,000     REFCO Strips, Series R, 0.00%, 04/15/06 .......................................................      1,636,467
   6,200,000     Tennessee Valley Authority, 0.00%, 10/15/04 ...................................................      3,732,126
   2,260,000     Tennessee Valley Authority, 0.00%, 04/15/05 ...................................................      1,311,114
   1,000,000     Tennessee Valley Authority, 0.00%, 10/15/05 ...................................................        559,871
  31,140,000     U.S. Treasury Strips, 0.00%, 02/15/06 .........................................................     17,361,605
                                                                                                                   ------------
                                                                                                                     79,938,078
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  3.2%
   1,500,000     Exxon Corp., 0.00%, 11/15/04 ..................................................................        902,553
     541,000     International Bank for Reconstruction and Development, 0.00%, 02/15/07 ........................        271,911
   2,500,000     International Bank for Reconstruction and Development, 0.00%, 08/15/07 ........................      1,210,182
     459,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/07 ..............        230,360
                                                                                                                   ------------
                                                                                                                      2,615,006
                                                                                                                   ------------
                       Total Long Term Investments (Cost $75,820,587) ..........................................     82,553,084
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.1%...................................................
$     92,564     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $93,893) (Cost $93,859)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $11,531)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................       $ 93,859
                                                                                                                   ------------
                           Total Investments (Cost $75,914,446)  100.1%.........................................     82,646,943
                           Liabilities in Excess of Other Assets  (0.1%) .......................................        (43,474)
                                                                                                                   ------------
                           Net Assets   100.0% .................................................................    $82,603,469
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $75,918,614 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ...................................................    $ 7,286,935
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ...................................................       (558,606)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 6,728,329
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount        Zero Coupon Fund - 2010                                                                             (Note 1)
                 Long Term Investments  100.6%

                 Government & Agency Securities  95.6%
$  4,450,000     FHLMC, capital deb., 0.00%, 11/29/19 ..........................................................      $ 880,432
   4,040,000     FICO Strips, 0.00%, 10/06/10 ..................................................................      1,562,417
  16,246,000     FICO Strips, Series 1, 0.00%, 11/11/10 ........................................................      6,237,261
   2,000,000     FICO Strips, Series 3, 0.00%, 05/30/10 ........................................................        793,794
   1,528,000     FICO Strips, Series 4, 0.00%, 10/06/10 ........................................................        590,934
   3,021,000     FICO Strips, Series 8, 0.00%, 08/03/10 ........................................................      1,183,316
   2,837,000     FICO Strips, Series 11, 0.00%, 02/08/11 .......................................................      1,068,198
   4,550,000     FICO Strips, Series 12, 0.00%, 06/06/09 .......................................................      1,941,589
   7,500,000     FICO Strips, Series 12, 0.00%, 12/06/10 .......................................................      2,863,694
   3,000,000     FICO Strips, Series 19, 0.00%, 06/06/10 .......................................................      1,189,191
   2,080,000     FICO Strips, Series 19, 0.00%, 12/06/10 .......................................................        794,198
   7,000,000     FICO Strips, Series A, 0.00%. 08/08/10 ........................................................      2,739,079
     860,000     FICO Strips, Series D, 0.00%, 03/26/10 ........................................................        345,907
   4,000,000     FICO Strips, Series D, 0.00%, 03/26/11 ........................................................      1,491,532
  12,412,000     FICO Strips, Series E, 0.00%, 11/02/10 ........................................................      4,774,101
     860,000     FICO Strips, Series F, 0.00%, 09/26/10 ........................................................        333,308
   5,311,000     FICO Strips, Series F, 0.00%, 02/08/11 ........................................................      1,999,718
   1,975,000     FNMA Strips, 0.00%, 08/12/09 ..................................................................        828,751
   5,000,000     FNMA Strips, Series 1, 0.00%, 02/01/10 ........................................................      2,025,210
   8,250,000     FNMA Strips, Series 1, 0.00%, 08/01/10 ........................................................      3,217,598
   1,230,000     FNMA Strips, Series 1, 0.00%, 08/12/10 ........................................................        478,632
   4,450,000     FNMA Strips, Series 1, 0.00%, 02/01/11 ........................................................      1,668,785
   3,281,000     FNMA, sub. deb., 0.00%, 02/01/12 ..............................................................      1,139,196
  20,000,000     REFCO Strips, 0.00%, 10/15/10 .................................................................      7,897,418
   8,000,000     REFCO Strips, 0.00%, 01/15/11 .................................................................      3,098,639
   8,650,000     SLMA, 0.00%, 05/15/14 .........................................................................      2,195,481
     412,000     Tennessee Valley Authority, 0.00%, 01/01/10 ...................................................        164,396
  12,000,000     Tennessee Valley Authority, 0.00%, 04/15/10 ...................................................      4,824,119
   1,320,000     Tennessee Valley Authority, 0.00%, 10/15/10 ...................................................        511,051
   9,525,000     Tennessee Valley Authority, 0.00%, 04/15/11 ...................................................      3,545,833
   7,295,000     Tennessee Valley Authority, 0.00%, 10/15/11 ...................................................      2,613,959
  25,790,000     U.S. Treasury Strips, 0.00%, 11/15/10 .........................................................     10,299,236
                                                                                                                   ------------
                                                                                                                     75,296,973
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  5.0%
   1,392,000     International Bank for Reconstruction and Development, 0.00%, 02/15/11 ........................        516,948
   2,800,000     International Bank for Reconstruction and Development, 0.00%, 02/15/12 ........................        963,572
   3,287,000     International Bank for Reconstruction and Development, 0.00%, 02/15/13 ........................      1,046,150
   4,100,000     International Bank for Reconstruction and Development, 0.00%, 08/15/13 ........................      1,257,355
     500,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/11 ..............        185,686
                                                                                                                   ------------
                                                                                                                      3,969,711
                                                                                                                   ------------
                       Total Long Term Investments (Cost $69,789,913)...........................................     79,266,684
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.2%
$    142,768     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $145,815) (Cost $145,762)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $17,904)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................      $ 145,762
                                                                                                                   ------------
                            Total Investments (Cost $69,935,675)  100.8% .......................................     79,412,446
                            Liabilities in Excess of Other Assets  (0.8%).......................................       (596,700)
                                                                                                                   ------------
                            Net Assets  100.0% .................................................................    $78,815,746
                                                                                                                   ============
                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $70,249,878 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost....................................................    $ 9,241,575
                   Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (79,007)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 9,162,568
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.
SLMA     - Student Loan Marketing Association

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount       Money Market Fund                                                                                    (Note 1)
           f    Short Term Investments  98.7%

                Certificates of Deposit  8.8%
 $10,000,000    Bank of Nova Scotia, Portland Branch, 5.8%, 03/05/97 ...........................................    $ 10,000,000
   6,000,000    Commerzbank, AG, New York Branch, 5.41%, 02/03/97 ..............................................       6,000,186
  10,000,000    Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ............................................       9,999,086
  10,000,000    Svenska Handelsbanken, Inc., New York Branch, 5.375%, 02/25/97 .................................      10,000,139
                                                                                                                   ------------
                      Total Certificates of Deposit (Cost $35,999,411)..........................................      35,999,411
                                                                                                                   ------------
                Commercial Paper  73.5%
  10,000,000    AT&T Corp., 5.37%, 3/10/97 - 3/11/97 ...........................................................       9,897,821
  16,000,000    Abbey National North America, 5.32% - 5.41%, 03/10/97 - 04/02/97 ...............................      15,833,178
  20,000,000    American Express Credit Corp., 5.27%, 03/20/97 - 03/21/97 ......................................      19,770,170
  20,000,000    Associates Corp. of North America, 5.32%, 01/14/97 - 01/15/97 ..................................      19,960,100
  15,000,000    Bellsouth Telecommunications, Inc., 5.35%, 03/03/97 ............................................      14,864,021
  15,000,000    BIL North America, Inc., 5.33%, 01/07/97 - 01/23/97 ............................................      14,974,831
  11,000,000    Commonwealth Bank of Australia, 5.325% - 5.37%, 01/21/97 - 04/29/97 ............................      10,952,815
  20,000,000    General Electric Capital Corp., 5.30% - 5.32%, 01/16/97 - 03/31/97 .............................      19,846,805
   1,200,000    General Electric Capital Corp., 7.625%, 01/10/97 ...............................................       1,200,552
  10,000,000    Generale Bank, Inc., 5.30%, 03/14/97 ...........................................................       9,894,000
  15,000,000    Goldman Sachs Group L.P., 5.34% - 5.35%, 03/11/97 - 03/14/97 ...................................      14,841,729
   7,000,000    H.J. Heinz Corp., 5.50%, 02/07/97 ..............................................................       6,960,431
  10,000,000    Halifax Building Society, 5.30%, 04/16/97 ......................................................       9,845,417
  20,000,000    Kingdom of Sweden, 5.30% - 5.32%, 01/17/97 - 02/20/97 ..........................................      19,902,555
  20,000,000    MetLife Funding, Inc., 5.30%, 01/24/97 - 01/27/97 ..............................................      19,927,861
  20,000,000    Merrill Lynch & Co., Inc., 5.32% - 5.33%, 01/17/97 - 03/13/97 ..................................      19,855,796
  15,000,000    Morgan Stanley Group, Inc., 5.32%, 03/06/97 - 03/07/97 .........................................      14,856,655
  17,750,000    National Rural Utilities Cooperative Finance Corp., 5.30%, 01/22/97 - 02/03/97 .................      17,681,431
  20,000,000    Prudential Funding Corp., 5.30% - 5.33%, 01/13/97 - 01/28/97 ...................................      19,942,483
  10,000,000    Schering Corp., 5.23%, 05/20/97 ................................................................       9,798,064
  10,000,000    Wool International, 5.55%, 03/04/97 ............................................................       9,904,416
                                                                                                                   ------------
                      Total Commercial Paper (Cost $300,711,131)................................................     300,711,131
                                                                                                                   ------------
                      Total Investments Before Repurchase Agreement (Cost $336,710,542).........................     336,710,542
                                                                                                                   ------------
           h    Receivables from Repurchase Agreements  16.4%
  19,750,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97, (Maturity Value $20,007,444)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..............................................      20,000,000
  28,487,000    SBC Warburg, Inc., 5.50%, 01/02/97, (Maturity Value $26,903,218)
                 Collateral: U.S. Treasury Bills, 09/18/97 .....................................................      26,895,000
  20,400,000    UBS Securities, L.L.C., 6.75%, 01/02/97, (Maturity Value $20,007,500)
                 Collateral: U.S. Treasury Notes, 5.375%, 05/31/98 .............................................      20,000,000
                                                                                                                   ------------
                      Total Receivables From Repurchase Agreements (Cost $66,895,000)...........................      66,895,000
                                                                                                                   ------------
                           Total Investments (Cost $403,605,542)  98.7%.........................................     403,605,542
                           Other Assets and Liabilities, Net  1.3%..............................................       5,324,271
                                                                                                                   ------------
                           Net Assets  100%.....................................................................    $408,929,813

                                                                                                                   ============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership

fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS



Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Growth and Income Fund                                                                              (Note 1)
                 Common Stocks  94.6%

                 Automobile  1.2%
     397,000     Chrysler Corp. ..............................................................................     $ 13,101,000
                                                                                                                   ------------
                 Chemicals, Basic  2.4%
     197,300     Dow Chemical Co. ............................................................................       15,463,388
      53,000     Du Pont, (E.I.), De Nemours & Co. ...........................................................        5,001,875
     328,570     Millennium Chemicals, Inc. ..................................................................        5,832,118
                                                                                                                   ------------
                                                                                                                     26,297,381
                                                                                                                   ------------
                 Commercial Services  1.0%
     548,600     Ogden Corp. .................................................................................       10,286,250
                                                                                                                   ------------
                 Consumer Products 1.4%
     391,800     Dial Corp. ..................................................................................        5,779,050
     237,900     Tambrands, Inc. .............................................................................        9,724,163
                                                                                                                   ------------
                                                                                                                     15,503,213
                                                                                                                   ------------
                 Electrical Equipment  1.3%
     141,100     General Electric Co. ........................................................................       13,951,263
                                                                                                                   ------------
                 Financial Services  9.0%
     115,500     Bank of Boston Corp. ........................................................................        7,420,875
    195,800b     Christiania Bank Og Kreditkasse, ADR.........................................................        6,201,260
  1,393,400d     Christiania Bank Og Kreditkasse (Norway) ....................................................        4,413,089
    102,400d     Credit Communal Holding/Dexia (Belgium) .....................................................        9,343,566
     357,000     Great Western Financial Corp. ...............................................................       10,353,000
     115,900     J. P. Morgan & Co., Inc. ....................................................................       11,314,738
     270,000     National City Corp. .........................................................................       12,116,250
    134,500d     Nordbanken AB (Sweden) ......................................................................        4,072,560
    119,700b     Nordbanken AB, Sponsored ADR.................................................................        7,248,852
     379,900     PNC Bank Corp. ..............................................................................       14,293,738
     510,000     Roosevelt Financial Corp. ...................................................................       10,710,000
                                                                                                                   ------------
                                                                                                                     97,487,928
                                                                                                                   ------------
                 Forest Products & Paper  4.7%
     119,000     Georgia-Pacific Corp. .......................................................................        8,568,000
  1,020,000b     Portucel Industrial, SA......................................................................        5,920,692
     339,700     Potlatch Corp. ..............................................................................       14,607,100
     220,000     Union Camp Corp. ............................................................................       10,505,000
     235,000     Weyerhaeuser Co. ............................................................................       11,133,124
                                                                                                                   ------------
                                                                                                                     50,733,916
                                                                                                                   ------------
                 Insurance  3.5%
     324,400     Lincoln National Corp. ......................................................................       17,031,000
    279,000d     Scor, SA (France)............................................................................        9,820,154
     131,000     St. Paul Cos., Inc. .........................................................................        7,679,875
     121,500     Zenith National Insurance ...................................................................        3,326,062
                                                                                                                   ------------
                                                                                                                     37,857,091
                                                                                                                   ------------
                 Miscellaneous Manufacturing  4.1%
     390,000     British Steel, Plc., Sponsored ADR...........................................................       10,725,000
     167,300     Cooper Industries, Inc. .....................................................................        7,047,513
   1,310,000     Hanson, Plc., ADR ...........................................................................        8,842,500
     213,500     Minnesota Mining & Manufacturing Co. ........................................................       17,693,813
                                                                                                                   ------------
                                                                                                                     44,308,826
                                                                                                                   ------------
                 Oil/Gas Transmission  3.9%
     229,000     Consolidated Natural Gas Co. ................................................................     $ 12,652,250
     302,400     National Fuel Gas Co. .......................................................................       12,474,000
     547,800     Pacific Enterprises .........................................................................       16,639,425
                                                                                                                   ------------
                                                                                                                     41,765,675
                                                                                                                   ------------
                 Petroleum, Integrated  16.4%
     233,700     Amoco Corp. .................................................................................       18,812,850
     192,000     Atlantic Richfield Co. ......................................................................       25,440,000
     305,000     Chevron Corp. ...............................................................................       19,825,000
     213,500     Exxon Corp. .................................................................................       20,923,000
     128,000     Mobil Corp. .................................................................................       15,648,000
     285,000     Occidental Petroleum Corp. ..................................................................        6,661,875
      79,900     Royal Dutch Petroleum Co., ADR...............................................................       13,642,925
     256,200     Texaco, Inc. ................................................................................       25,139,625
     336,900     Ultramar Corp. ..............................................................................       10,654,462
     775,000     YPF Sociedad Anonima, ADS ...................................................................       19,568,750
                                                                                                                   ------------
                                                                                                                    176,316,487
                                                                                                                   ------------
                 Pharmaceuticals  3.5%
      78,000     American Home Products Corp. ................................................................        4,572,750
     208,500     Bristol-Myers Squibb Co. ....................................................................       22,674,375
     343,800     Glaxo Wellcome, Plc., Sponsored ADR..........................................................       10,915,650
                                                                                                                   ------------
                                                                                                                     38,162,775
                                                                                                                   ------------
                 Printing, Publishing & Media  1.8%
    315,000a     Cognizant Corp. .............................................................................       10,395,000
     375,000     Dun & Bradstreet Corp. ......................................................................        8,906,250
                                                                                                                   ------------
                                                                                                                     19,301,250
                                                                                                                   ------------
                 Real Estate Investment Trust  4.0%
     395,300     Equity Residential Properties Trust .........................................................       16,306,125
     450,000     FelCor Suite Hotels, Inc. ...................................................................       15,918,750
     221,400     Oasis Residential, Inc. .....................................................................        5,036,850
     175,700     Simon DeBartolo Group, Inc. .................................................................        5,446,700
                                                                                                                   ------------
                                                                                                                     42,708,425
                                                                                                                   ------------
                 Retail  2.0%
     465,900     Penney (J.C.) Co., Inc. .....................................................................       22,712,625
                                                                                                                   ------------
                 Telecommunications  12.3%
      72,000     Ameritech Corp. .............................................................................        4,365,000
     115,800     BellSouth Corp. .............................................................................        4,675,425
     118,300     British Telecom, Plc., Sponsored ADR.........................................................        8,118,338
     524,500     GTE Corp. ...................................................................................       23,864,750
  4,470,000d     Hong Kong Telecommunications, Ltd. (Hong Kong)...............................................        7,195,229
     495,000     NYNEX Corp. .................................................................................       23,821,875
     531,900     Southern New England Telecommunications Corp. ...............................................       20,677,613
     106,400     Sprint Corp. ................................................................................        4,242,700
     360,000     Telefonos de Mexico, SA, ADR.................................................................       11,880,000
     723,100     US West Communications Group ................................................................       23,319,974
                                                                                                                   ------------
                                                                                                                    132,160,904
                                                                                                                   ------------
                 Tobacco  6.7%
     345,100     American Brands, Inc. .......................................................................       17,125,588
     427,500     Imperial Tobacco Group, Plc., Sponsored ADR..................................................        5,521,889
                 Tobacco (cont.)
     198,600     Philip Morris Cos., Inc. ....................................................................     $ 22,367,325
     363,560     RJR Nabisco Holdings Corp. ..................................................................       12,361,040
     445,000     UST, Inc. ...................................................................................       14,406,874
                                                                                                                   ------------
                                                                                                                     71,782,716
                                                                                                                   ------------
                 Utilities  15.4%
     541,100     Central & South West Corp. ..................................................................       13,865,688
     467,000     CINergy Corp. ...............................................................................       15,586,125
     417,000     Dominion Resources, Inc. ....................................................................       16,054,500
     590,000     Enova Corp. .................................................................................       13,422,500
     425,300     General Public Utilities Corp. ..............................................................       14,300,713
     471,400     New England Electric System .................................................................       16,440,075
     403,000     Oklahoma Gas & Electric Co. .................................................................       16,825,250
     310,700     Pacific Gas & Electric Co. ..................................................................        6,524,700
     520,000     PacifiCorp ..................................................................................       10,660,000
     424,900     PECO Energy Co. .............................................................................       10,728,725
     338,000     Public Service Co. of Colorado ..............................................................       13,139,750
     200,000     Public Service Enterprise Group, Inc. .......................................................        5,450,000
     120,000     Texas Utilities Co. .........................................................................        4,890,000
     278,500     Unicom Corp. ................................................................................        7,554,312
                                                                                                                   ------------
                                                                                                                    165,442,338
                                                                                                                   ------------
                       Total Long Term Investments (Cost $864,711,520) .......................................    1,019,880,063
                                                                                                                   ------------
    Face
   Amount
         h,i     Receivables from Repurchase Agreements  4.8%
$ 50,897,670     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $51,795,240) (Cost $51,776,284)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $6,359,549)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................       51,776,284
                                                                                                                   ------------
                           Total Investments (Cost $916,487,804)  99.4%.......................................    1,071,656,347
                           Other Assets and Liabilities, Net  0.6%............................................        6,332,661
                                                                                                                   ------------
                           Net Assets  100.0%.................................................................   $1,077,989,008
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $916,497,581 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost .................................................    $ 170,313,985
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excessof tax cost over value ..................................................      (15,155,219)
                                                                                                                   ------------
                   Net unrealized appreciation ...............................................................    $ 155,158,766
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
    Shares         Income Securities Fund                                                                           (Note 1)
                   Common Stocks  32.2%

                   Apparel/Textiles  0.2%
      419,424  a,n Bibb Co. ..................................................................................      $ 3,171,894
                                                                                                                   ------------
                   Computer/Technology  0.1%
      190,223  a,j Anacomp, Inc. .............................................................................        1,616,895
                                                                                                                   ------------
                   Conglomerates  0.2%
      380,000      Hanson, Plc., ADR .........................................................................        2,565,000
                                                                                                                   ------------
                   Consumer Products  1.7%
       95,000      Imperial Tobacco Group, Plc., ADR .........................................................        1,227,086
      195,000      Phillip Morris Cos., Inc. .................................................................       21,961,875
       93,750   a,bSpecialty Foods Corp. .....................................................................           23,438
                                                                                                                   ------------
                                                                                                                     23,212,399
                                                                                                                   ------------
                   Energy  2.5%
      576,500    d Athabasca Oil Sands Trust (Canada) ........................................................        8,397,777
       30,000      Atlantic Richfield Co. ....................................................................        3,975,000
       50,000      BP Prudhoe Bay Royalty Trust ..............................................................          850,000
      500,000   b,dCanadian Oil Sands Trust - Units (Canada) .................................................        7,484,210
      427,805      Noble Drilling Corp. ......................................................................        8,502,624
      125,000      Ultramar Diamond Shamrock Corp. ...........................................................        3,953,125
                                                                                                                   ------------
                                                                                                                     33,162,736
                                                                                                                   ------------
                   Home Builders
       2,000a      NVR, Inc. .................................................................................           26,000
                                                                                                                   ------------
                   Metals  1.4%
      185,200      Driefontein Consolidated Mines, Ltd., ADR .................................................        1,852,000
       60,000      Evander Gold Mines, Ltd., ADR .............................................................          512,982
      390,000      Free State Consolidated Gold Mines, Ltd., ADR .............................................        2,803,125
       91,872      Freeport-McMoRan Copper & Gold, Inc., Class A .............................................        2,583,900
      620,000      Hartebeestfontein Gold Mining Co., Ltd., ADR ..............................................        1,268,830
      216,500      Impala Platinum Holdings, Ltd., ADR .......................................................        2,163,376
      221,523      Rustenburg Platinum Holdings, Ltd., ADR ...................................................        3,030,346
       19,000      St. Helena Gold Mines, Ltd., ADR ..........................................................          109,250
      256,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR ............................................        1,584,000
      102,500      Western Deep Levels, Ltd., ADR ............................................................        3,075,000
                                                                                                                   ------------
                                                                                                                     18,982,809
                                                                                                                   ------------
                   Miscellaneous  0.1%
       27,142      Millennium Chemicals, Inc. ................................................................          481,770
       15,600    a Echelon International Corp., Inc. .........................................................          243,750
                                                                                                                   ------------
                                                                                                                        725,520
                                                                                                                   ------------
                   Pharmaceuticals  1.6%
      100,000      American Home Products Corp. ..............................................................        5,862,500
       45,000      Bristol-Myers Squibb Co. ..................................................................        4,893,750
      100,000      Merck & Co., Inc. .........................................................................        7,925,000
       85,000      Pharmacia & Upjohn, Inc. ..................................................................        3,368,125
                                                                                                                   ------------
                                                                                                                     22,049,375
                                                                                                                   ------------
                   Real Estate Investment Trust  2.9%
      150,000      Equity Residential Properties Trust, Inc. .................................................        6,187,500
      275,000      FelCor Suite Hotels, Inc. .................................................................        9,728,125
      150,000      Gables Residential Trust ..................................................................        4,350,000
      145,000      Meditrust Corp. ...........................................................................        5,800,000

                   Real Estate Investment Trust (cont.)
      102,900      Simon DeBartolo Group, Inc. ...............................................................      $ 3,189,900
      360,400     j Tanger Factory Outlet Centers, Inc. .......................................................        9,775,850
                                                                                                                   ------------
                                                                                                                     39,031,375
                                                                                                                   ------------
                   Telecommunications  0.9%
      360,000      US West Communications Group ..............................................................       11,610,000
                                                                                                                   ------------
                   Utilities  20.6%
      390,000      American Electric Power Co., Inc. .........................................................       16,038,750
      650,000      Central & South West Corp. ................................................................       16,656,250
      511,000      CINergy Corp. .............................................................................       17,054,625
      500,000      Delmarva Power & Light Co. ................................................................       10,187,500
      340,000      Dominion Resources, Inc. ..................................................................       13,090,000
      610,000      Edison International ......................................................................       12,123,750
      505,000      Enova Corp. ...............................................................................       11,488,750
      460,000      Entergy Corp. .............................................................................       12,765,000
      365,000      Florida Progress Corp. ....................................................................       11,771,250
      240,000      FPL Group, Inc. ...........................................................................       11,040,000
      320,000      General Public Utilities Corp. ............................................................       10,760,000
      142,000      Hawaiian Electric Industries, Inc. ........................................................        5,129,750
      300,000      Houston Industries, Inc. ..................................................................        6,787,500
      400,000      Long Island Lighting Co. ..................................................................        8,850,000
      175,000      Nevada Power Co. ..........................................................................        3,587,500
      330,000      New England Electric System ...............................................................       11,508,750
      300,000      New York State Electric & Gas Corp. .......................................................        6,487,500
      385,000      Ohio Edison Co. ...........................................................................        8,758,750
      610,000      Pacific Gas & Electric Co. ................................................................       12,810,000
      120,000      PacifiCorp. ...............................................................................        2,460,000
      305,000      PECO Energy Co. ...........................................................................        7,701,250
      210,000      Potomac Electric Power Co. ................................................................        5,407,500
      385,000      Public Service Enterprise Group, Inc. .....................................................       10,491,250
      135,000      SCANA Corp. ...............................................................................        3,611,250
      460,000      Southern Co. ..............................................................................       10,407,500
      400,000      Southwestern Public Services Co. ..........................................................       14,150,000
      320,000      Texas Utilities Co. .......................................................................       13,040,000
      150,000      Western Resources, Inc. ...................................................................        4,631,250
                                                                                                                   ------------
                                                                                                                    278,795,625
                                                                                                                   ------------
                         Total Common Stocks (Cost $392,582,748)..............................................      434,949,628
                                                                                                                   ------------
                   Preferred Stocks  0.5%
                   Automotive
       16,726      Harvard Industries, Inc., 14.25% pfd., PIK ................................................          266,571
                                                                                                                   ------------
                   Cable Systems  0.4%
       33,036      Cablevision Systems Corp., 11.125% pfd., PIK, Series L ....................................        2,981,488
        2,579      Time Warner, Inc., 10.25% pfd., Series K ..................................................        2,811,597
                                                                                                                   ------------
                                                                                                                      5,793,085
                                                                                                                   ------------
                   Consumer Products  0.1%
       11,000      Pantry Pride, Inc., $14.875 pfd., Series B ................................................        1,105,500
                                                                                                                   ------------
                         Total Preferred Stocks (Cost $7,296,709) ............................................        7,165,156
                                                                                                                   ------------

                   Convertible Preferred Stocks  8.4%.........................................................
                   Apparel/Textile  0.1%
       44,000      Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ........................................      $ 1,710,500
                                                                                                                   ------------
                   Cable Systems  0.4%
      265,000      Cablevision Systems Corp., 8.50% cvt. pfd., Series I ......................................        5,432,500
                                                                                                                   ------------
                   Consumer Products  0.2%
      300,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ...................................        2,025,000
                                                                                                                   ------------
                   Energy  3.2%
       65,000      Devon Financing Trust, $3.25 cvt. pfd. ....................................................        4,273,750
      250,000      Enron Corp., 6.25%, cvt. pfd. .............................................................        6,000,000
      235,000    b McDermott International, Inc., $2.875 cvt. pfd., Series C .................................        8,959,375
       31,900      Nuevo Financing, Inc., 5.75% cvt. pfd., Series A ..........................................        1,710,638
       75,000    b Occidental Petroleum Corp., $3.875 cvt. pfd. ..............................................        4,293,750
      170,000    b Parker & Parsley Capital, 6.25% cvt. pfd. .................................................       11,262,500
       39,525      Patina Oil & Gas Corp., 7.125% cvt. pfd. ..................................................        1,175,869
      300,000      Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. ..........................................        3,675,000
      100,000      Snyder Oil Corp., $1.50 cvt. exch. pfd. ...................................................        2,425,000
                                                                                                                   ------------
                                                                                                                     43,775,882
                                                                                                                   ------------
                   Metals  2.5%
      150,000      Amax Gold, Inc., $3.75 cvt. pfd., Series B ................................................        7,893,750
       65,000      Armco, Inc., $3.625 cum. cvt. pfd., Series A ..............................................        2,811,250
       65,000      Battle Mountain Gold Co., $3.25 cvt. pfd. .................................................        3,250,000
      185,000      Coeur D' Alene Mines Corp, 7.00% cvt. pfd. ................................................        3,237,500
       55,000      Cyprus Minerals, $4.00 cvt. pfd., Series A ................................................        2,963,125
      108,800      Freeport-McMoRan Copper & Gold, Inc., $1.25 cum. cvt. pfd. ................................        3,481,600
      60,000b      Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd. ............................................        3,510,000
       70,000      Hecla Mining Co., $3.50 cvt. pfd., Series B ...............................................        3,080,000
      65,500b      Titanium Metals, 6.625% cvt. pfd. .........................................................        3,586,125
                                                                                                                   ------------
                                                                                                                     33,813,350
                                                                                                                   ------------
                   Real Estate Investment Trust  1.6%
      100,000     bHost Marriott Financial Trust, 6.75% cvt. pfd. ............................................        5,350,000
      135,000      Security Capital Industrial, 7.00%, cvt. pfd. .............................................        3,678,750
      400,000      Security Capital Pacific Trust, 1.75% cvt. pfd., Series A .................................       12,250,000
                                                                                                                   ------------
                                                                                                                     21,278,750
                                                                                                                   ------------
                   Telecommunications  0.4%
      145,000      Nortel Inversora, SA, 10.00% cvt. pfd. (Argentina) ........................................        5,945,000
                                                                                                                   ------------
                         Total Convertible Preferred Stocks (Cost $110,532,379) ..............................      113,980,982
                                                                                                                   ------------
                   Miscellaneous
       30,814    a Miscellaneous Securities (Cost $10,477) ...................................................           23,111
                                                                                                                   ------------
                         Total Common Stocks, Preferred Stocks, Convertible Preferred Stocks,and
                    Miscellaneous Securities (Cost $510,422,313) .............................................      556,118,877
                                                                                                                   ------------
     Face
    Amount
                   Corporate Bonds  26.7%
                   Apparel/Textiles  1.9%
$  10,000,000      Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ......................       10,050,000
      175,000   a,lForstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ........................           88,375
    8,300,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ......................................        8,383,000
    1,000,000      Polysindo International Finance Corp., secured notes, 11.375%, 06/15/06 ...................        1,078,750

                   Apparel/Textiles (cont.)
     500,000      bThe William Carter Co., senior sub. notes, 10.375%, 12/01/06 ..............................        $ 517,500
    5,000,00      1WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/06 ...............................        5,175,000
                                                                                                                   ------------
                                                                                                                     25,292,625
                                                                                                                   ------------
                   Automotive  0.7%
    4,000,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ............................        4,375,000
      400,000      Exide Corp., senior notes, 10.75%, 12/15/02 ...............................................          420,000
    5,000,000      Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 .................................        4,212,500
                                                                                                                   ------------
                                                                                                                      9,007,500
                                                                                                                   ------------
                   Building Products  0.7%
    9,250,000      Inter-City Products Corp., senior notes, 9.75%, 03/01/00 ..................................        9,481,250
                                                                                                                   ------------
                   Cable Systems  1.9%
      150,000      Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ..............................          158,606
    4,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .............................        3,920,000
    8,000,000      Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ...............................        9,187,664
    7,300,000      Helicon Group L.P. Corp., S.F., senior secured notes, Series B, 11.00%, 11/01/03 ..........        7,482,500
    5,000,000      Storer Communiciations, Inc., sub. deb., 10.00%, 05/15/03 .................................        5,087,500
                                                                                                                   ------------
                                                                                                                     25,836,270
                                                                                                                   ------------
                   Chemicals  1.3%
    8,000,000      Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 ....................        8,460,000
    3,250,000      IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ......................        3,569,481
      725,000      Uniroyal Chemical Co. Investors, senior notes, 10.50%, 05/01/02 ...........................          779,375
    4,150,000      Uniroyal Chemical Co. Investors, senior notes, 11.00%, 05/01/03 ...........................        4,419,750
                                                                                                                   ------------
                                                                                                                     17,228,606
                                                                                                                   ------------
                   Computer/Technology  0.3%
    3,534,737      Anacomp, Inc., senior sub. notes, PIK, 13.00%, 06/04/02 ...................................        3,640,779
                                                                                                                   ------------
                   Consumer Products  2.5%
      500,000     bE&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ..................................          525,000
    7,750,000      Hines Horticulture, senior sub. notes, 11.75%, 10/15/05 ...................................        8,292,500
    5,050,000      Mafco, Inc., senior sub. notes, 11.875%, 11/15/02 .........................................        5,353,000
    8,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .........................        8,020,000
    5,000,000      Revlon Consumer Product Corp., senior sub. notes, Series B, 10.50%, 02/15/03 ..............        5,262,500
    5,000,000      RJR Nabisco, Inc., notes, 9.25%, 08/15/13 .................................................        5,068,750
    1,150,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ...........................................        1,170,125
                                                                                                                   ------------
                                                                                                                     33,691,875
                                                                                                                   ------------
                   Containers and Packaging  0.4%
    2,450,000      Calmar, Inc., senior sub. notes, Series B, 11.50%, 08/15/05 ...............................        2,541,875
    2,000,000      Packaging Resources, Inc., senior notes, 11.625%, 05/01/03 ................................        2,110,000
    1,000,000     bPrintpack, Inc., senior sub. notes, 10.625%, 08/15/06 .....................................        1,040,000
      300,000     bU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06 ......................................          315,000
                                                                                                                   ------------
                                                                                                                      6,006,875
                                                                                                                   ------------
                   Energy  1.3%
    3,250,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ...........................................        3,534,375
    9,835,000      Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ..............................       10,744,738
    1,000,000      Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 ...............................        1,080,000
    1,000,000      Mesa Operating Co., guaranteed, 10.625%, 07/01/06 .........................................        1,087,500
    1,000,000      Plains Resources, Inc., senior sub. notes, 10.25%, 03/15/06 ...............................        1,075,000
                                                                                                                   ------------
                                                                                                                     17,521,613
                                                                                                                   ------------
                   Entertainment  0.1%
$     650,000      AMF Group, Inc., Series B, 10.875%, 03/15/06 ..............................................        $ 689,000
                                                                                                                   ------------
                   Financial Services
      500,000      First Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03 .............................          542,500
                                                                                                                   ------------
                   Food & Beverages  2.2%
    5,000,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ............................        5,200,000
    3,781,280n     Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ........................................        3,781,280
    3,000,000      Doane Products Co., senior notes, 10.625%, 03/01/06 .......................................        3,180,000
    1,010,000      Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ......................        1,052,925
    3,100,000b     International Home Foods Corp., senior sub. notes, 10.375%, 11/01/06 ......................        3,231,750
    6,350,000      PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ................................        6,588,125
    4,000,000      Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ......................        3,060,000
    4,000,000      Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .................        3,760,000
                                                                                                                   ------------
                                                                                                                     29,854,080
                                                                                                                   ------------
                   Food Chains  2.9%
    1,000,000      Americold Corp., senior sub. notes, 12.875%, 05/01/08 .....................................        1,025,000
    9,000,000      Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 ............................        9,517,500
    6,000,000      Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ........................................        6,390,000
    7,000,000      Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ............................        7,455,000
   10,000,000      Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ...................................       10,575,000
    4,000,000      Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 ..................................        4,440,000
                                                                                                                   ------------
                                                                                                                     39,402,500
                                                                                                                   ------------
                   Gaming & Leisure  1.5%
    9,000,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ..........................................        8,730,000
      500,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 .............................          530,000
    2,200,000      Harveys Casinos Resorts, senior sub. notes, 10.625%, 06/01/06 .............................        2,321,000
    8,000,000      Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ............................        8,440,000
                                                                                                                   ------------
                                                                                                                     20,021,000
                                                                                                                   ------------
                   Health Care Services  0.6%
    3,000,000      Dade International, Inc., senior sub. notes, 11.125%, 05/01/06 ............................        3,240,000
    1,500,000      OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ..............................        1,601,250
    4,000,000      Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03         3,860,000
                                                                                                                   ------------
                                                                                                                      8,701,250
                                                                                                                   ------------
                   Industrial Products  2.0%
    8,650,000      Easco Corp., senior notes, Series B, 10.00%, 03/15/01 .....................................        8,779,750
    2,000,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 .........................................        2,025,000
   10,000,000      RBX Corp., senior sub. notes, 11.25%, 10/15/05 ............................................        8,175,000
    5,030,000      RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ...................................        5,030,000
    2,696,000      Thermadyne Industries, Inc., notes, 10.75%, 11/01/03 ......................................        2,756,660
      246,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ...............................          252,150
                                                                                                                   ------------
                                                                                                                     27,018,560
                                                                                                                   ------------
                   Media & Broadcasting  0.2%
    2,000,000      Benedek Broadcasting, senior notes, 11.875%, 03/01/05 .....................................        2,185,000
                                                                                                                   ------------
                   Metals  1.0%
    1,000,000      Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ........................................        1,052,500
    6,020,000      Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 ...................................        6,170,500

                   Metals (cont.)
$   6,000,000      Republic Engineered Steel, first mortgage, 9.875%, 12/15/01 ...............................      $ 5,655,000
      815,000      UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 ..............          942,344
                                                                                                                   ------------
                                                                                                                     13,820,344
                                                                                                                   ------------
                   Paper & Forest Products  1.0%
      600,000      Four M Corp., senior notes, 12.00%, 06/01/06 ..............................................          630,000
    7,000,000      Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ...........................        7,735,000
    5,000,000      Riverwood International, senior sub. notes, 10.875%, 04/01/08 .............................        4,650,000
                                                                                                                   ------------
                                                                                                                     13,015,000
                                                                                                                   ------------
                   Publishing  0.1%
    1,600,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ....................................        1,700,000
                                                                                                                   ------------
                   Restaurants  0.3%
   10,000,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ..................................        4,050,000
                                                                                                                   ------------
                   Retail  0.7%
    9,940,000      Levitz Furniture Corp., senior notes, 13.375%, 10/15/98 ...................................        9,542,400
                                                                                                                   ------------
                   Telecommunications  0.4%
    5,000,000      CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ......................................        5,325,000
                                                                                                                   ------------
                   Utilities  2.7%
  195,782,500c     ESCOM, E168, utility deb., 11.00%, 06/01/08, (South Africa)................................       30,628,024
     3,879,091     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 .................        4,150,627
    2,000,000      Texas New Mexico Power, secured deb., 10.75%, 09/15/03 ....................................        2,134,996
                                                                                                                   ------------
                                                                                                                     36,913,647
                                                                                                                   ------------
                         Total Corporate Bonds (Cost $358,395,796)............................................      360,487,674
                                                                                                                   ------------
                   Convertible Corporate Bonds  4.9%
                   Automotive  0.2%
    4,000,000b     Exide Corp., cvt. senior sub. notes, 2.90%, 12/15/05 ......................................        2,410,000
                                                                                                                   ------------
                   Biotechnology  0.1%
    2,000,000      Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 ................................        1,970,000
                                                                                                                   ------------
                   Computer/Technology  0.7%
    3,200,000b     Altera Corp., cvt. sub. notes, 5.75%, 06/15/02 ............................................        4,964,000
    2,815,000      Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 .............................................        1,928,275
    3,000,000b     Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ............................................        3,015,000
                                                                                                                   ------------
                                                                                                                      9,907,275
                                                                                                                   ------------
                   Energy  1.4%
    9,000,000      Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ..........................................        8,730,000
    7,500,000      Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 ........................................        7,546,875
    3,000,000      Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ........................................        3,292,500
                                                                                                                   ------------
                                                                                                                     19,569,375
                                                                                                                   ------------
                   Health Care Services  0.3%
    3,000,000      Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 ...........................................        3,075,000
    1,000,000b     Medical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 .........................        1,045,000
                                                                                                                   ------------
                                                                                                                      4,120,000
                                                                                                                   ------------
                   Industrial Products  0.6%
    8,000,000      Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 .........................................        8,040,000
                                                                                                                   ------------
                   Metals  1.3%
    5,000,000      Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ........................................        4,350,000
      100,000      Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 .........................           91,000
                   Metals (cont.)
$   6,000,000      Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ...............................      $ 5,610,000
    1,800,000      FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05 ..............................        1,728,000
    5,850,000b     Homestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 .....................................        5,645,250
                                                                                                                   ------------
                                                                                                                     17,424,250
                                                                                                                   ------------
                   Pollution Control  0.2%
    3,610,000      Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 .............................        3,140,700
                                                                                                                   ------------
                   Retail  0.1%
    1,180,000      Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ......................................          952,850
                                                                                                                   ------------
                         Total Convertible Corporate Bonds (Cost $63,974,931).................................       67,534,450
                                                                                                                   ------------
                   Zero Coupon/Step-up Bonds  3.1%
    3,000,000      AMF Group, Inc., senior disc. notes, Series B, zero coupon to 03/15/01, (original accretion rate
                    12.25%), 12.25%, 03/15/06 ................................................................        1,980,000
   10,000,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                    thereafter, 03/01/05 .....................................................................        7,325,000
    2,600,000      Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98, (original
                    accretion rate 11.625%), 11.625% thereafter, 02/15/03 ....................................        2,444,000
    1,000,000      Exide Corp., senior sub. notes, zero coupon to 12/15/97, (original accretion rate 12.25%), 12.25%
                    thereafter, 12/15/04 .....................................................................          915,000
   10,000,000      Food 4 Less, Inc., zero coupon to 06/15/00, (original accretion rate 13.625%), 13.625% thereafter,
                    07/15/05 .................................................................................        6,300,000
    1,300,000      L.F.C. Holding Corp., senior deb., zero coupon to 06/15/97, (original accretion rate 15.00%),
                    15.00% thereafter, 06/15/02 ..............................................................          845,000
   14,000,000      Marcus Cable Holding Co., senior disc. notes, zero coupon to 06/15/00, (original accretion rate
                    14.25%), 14.25% thereafter, 12/15/05 .....................................................       10,115,000
    1,300,000      Mesa Operating Co., company guaranteed, zero coupon to 07/01/01, (original accretion rate
                    11.625%), 11.625% thereafter, 07/01/06 ...................................................          903,500
    8,000,000      Revlon Worldwide Corp., senior secured disc. notes, Series B, (original accretion rate 12.00%),
                    0.00%, 03/15/98 ..........................................................................        6,980,000
    6,250,000      Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/13/99, (original
                    accretion rate 13.00%), 13.00% thereafter, 08/15/05 ......................................        2,218,750
    1,500,000      Uniroyal Chemical Co. Investors, senior notes, zero coupon to 05/01/98, (original accretion rate
                    12.00%), 12.00% thereafter, 05/01/05......................................................        1,305,000
                                                                                                                   ------------
                         Total Zero Coupon/Step-up Bonds (Cost $40,850,428)...................................       41,331,250
                                                                                                                   ------------
                   U.S. Government Securities  7.1%
   75,000,000      U.S. Treasury Bonds, 6.25% - 7.125%, 02/15/23 - 08/15/23 ..................................       71,375,069
   24,390,000      U.S. Treasury Notes, 6.00% - 6.875%, 04/30/97 - 08/15/02 ..................................       24,480,479
                                                                                                                   ------------
                         Total U.S. Government Securities (Cost $96,265,219)..................................       95,855,548
                                                                                                                   ------------
                   Foreign Government & Agency Securities  11.2%
   14,000,000c     Canadian Government, first coupon deb., 8.00%, 06/01/23 ...................................       11,367,237
  110,000,000      Republic of Argentina, Series L, 5.25%, 03/31/23 ..........................................       70,125,000
   22,067,500      Republic of Brazil, 6.6875%, 01/01/01 .....................................................       21,405,475
   39,000,000      Republic of Brazil, 5.00%, 04/15/24 .......................................................       24,570,000
   25,000,000c     Republic of South Africa, 12.00%, 02/28/05 ................................................        4,368,920
   26,000,000      United Mexican States, Series B, 6.25%, 12/31/19 ..........................................       19,077,500
                                                                                                                   ------------
                         Total Foreign Government & Agency Securities (Cost $124,799,698).....................      150,914,132
                                                                                                                   ------------
                         Total Long Term Investments (Cost $1,194,708,385)....................................    1,272,241,931
                                                                                                                   ------------

               h,i Receivables from Repurchase Agreements  4.7%...............................................
$  61,763,747      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $62,853,192) (Cost $62,830,189)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value  $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                    Bear, Stearns & Co., Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                    CIBC Wood Gundy Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                    Daiwa Securities America, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                    SBC Warburg, Inc., (Maturity Value $7,717,272)
                    Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                    The Nikko Securities Co. International, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                    UBS Securities L.L.C., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ......................     $ 62,830,189
                                                                                                                   ------------
                             Total Investments (Cost  $1,257,538,574)  98.8% .................................    1,335,072,120
                             Other Assets and Liabilities  1.2%...............................................       15,587,300
                                                                                                                   ------------
                             Net Assets  100.0%...............................................................   $1,350,659,420
                                                                                                                   ============

                   At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                    $1,257,538,574 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which
                    there was an excess of value over tax cost ...............................................    $ 128,810,299
                     Aggregate gross unrealized depreciation for all investments in which
                    there was an excess of tax cost over value................................................      (51,276,753)
                                                                                                                   ------------
                     Net unrealized appreciation..............................................................     $ 77,533,546
                                                                                                                   ============

PORTFOLIO ABBRIVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership
PIK  - Payment-In-Kind
S.F. - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
jSee Note 8 regarding holdings of 5% or more of voting securities.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*      Warrants     Templeton International Equity Fund                                                       (Note 1)
                           Common Stocks, Rights & Warrants  85.6%

                           Argentina  1.8%
    AR          647,568a   Ciadea, SA ........................................................................      $ 3,076,504
    US          221,700    Transportadora de Gas del Sur, SA, Class B, ADR ...................................        2,715,825
    AR           56,000    YPF Sociedad Anonima ..............................................................        1,414,255
    US          495,000    YPF Sociedad Anonima, ADR .........................................................       12,498,750
                                                                                                                   ------------
                                                                                                                     19,705,334
                                                                                                                   ------------
                           Australia  4.4%
    AU        1,400,341    Email, Ltd. .......................................................................        4,530,155
    AU        1,549,241    GIO Austrailia Holdings, Ltd. .....................................................        3,965,151
    AU        1,003,000    National Foods, Ltd. ..............................................................        1,275,574
    AU        6,527,766    Pacific Dunlop, Ltd. ..............................................................       16,603,490
    AU        7,462,117    Pioneer International, Ltd. .......................................................       22,242,221
                                                                                                                   ------------
                                                                                                                     48,616,591
                                                                                                                   ------------
                           Austria  0.6%
    AT           33,000    Boehler Uddeholm, AG ..............................................................        2,361,387
    US           27,055b   Boehler Uddeholm, AG ..............................................................        1,935,979
    AT           39,400a   Mayr-Melnhof Karton, AG ...........................................................        1,928,073
                                                                                                                   ------------
                                                                                                                      6,225,439
                                                                                                                   ------------
                           Belgium  0.5%
    BE            9,054    Solvay, SA ........................................................................        5,543,265
                                                                                                                   ------------
                           Bermuda  2.7%
    US          506,000    ACE, Ltd. .........................................................................       30,423,250
                                                                                                                   ------------
                           Brazil  0.7%
    US          276,365    Companhia Siderurgica Nacional, ADR ...............................................        7,845,989
                                                                                                                   ------------
                           Canada  1.6%
    CA          132,800    Bank of Montreal ..................................................................        4,227,724
    CA          357,000    Hudson Bay Co. ....................................................................        5,969,333
    CA          254,000    London Insurance Group, Inc. ......................................................        3,375,415
    CA          447,000    National Bank of Canada ...........................................................        4,520,426
                                                                                                                   ------------
                                                                                                                     18,092,898
                                                                                                                   ------------
                           China  0.8%
    HK        6,960,000    Maanshan Iron & Steel Co., Ltd., Class H ..........................................        1,493,775
    US          338,300    Shandong Huaneng Power, ADR .......................................................        3,298,425
    HK        8,400,000    Shanghai Hai Xing Shipping Co., Class H ...........................................          977,439
    HK       14,790,200    Yizheng Chemical Fibre Co. Ltd., Class H ..........................................        3,595,006
                                                                                                                   ------------
                                                                                                                      9,364,645
                                                                                                                   ------------
                           Czech Republic  0.3%
    US          120,000b   Komercni Banka, AS, GDR ...........................................................        3,290,400
                                                                                                                   ------------
                           Ecuador  0.2%
    US              400    La Cemento Nacional CA, GDR .......................................................           91,600
    US            6,840b   La Cemento Nacional CA, GDR .......................................................        1,566,360
                                                                                                                   ------------
                                                                                                                      1,657,960
                                                                                                                   ------------
                           Finland  3.7%
    FI          111,562    American Group, Ltd., Class A .....................................................        2,303,998
    FI        1,754,300a   Enso Oy, Class R ..................................................................       14,225,085
    FI        1,890,000a   Merita, Ltd., Class A .............................................................        5,875,435

                           Finland (cont.)
    FI          270,000    Nokia, AB, Class A ................................................................     $ 15,671,739
    FI          171,000    Outokumpu Oy, Class A .............................................................        2,918,152
                                                                                                                   ------------
                                                                                                                     40,994,409
                                                                                                                   ------------
                           France  4.8%
    FR           27,323    Alcatel Alsthom, SA ...............................................................        2,196,379
    FR           13,292    Cie de Saint Gobain ...............................................................        1,881,645
    FR           55,849    Marine Wendel .....................................................................        5,127,121
    FR          366,481    Pechiney, SA, Class A .............................................................       15,366,050
    FR          468,980    Regie Nationale des Usines Renault, SA ............................................       10,085,105
    FR          148,024    Societe Elf Aquitane, SA ..........................................................       13,483,459
    FR           62,039    Total, SA, Class B ................................................................        5,049,269
                                                                                                                   ------------
                                                                                                                     53,189,028
                                                                                                                   ------------
                           Germany  1.7%
    DD          407,000    Deutsche Bank, AG .................................................................       19,020,669
                                                                                                                   ------------
                           Greece  0.5%
    US           32,410    Alpha Credit Bank .................................................................        2,062,490
    GR           69,970    Ergo Bank, SA .....................................................................        3,546,572
                                                                                                                   ------------
                                                                                                                      5,609,062
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        7,134,100    C.P. Pokphand Co., Ltd. ...........................................................        2,790,181
    HK          623,000    Cheung Kong Holdings, Ltd. ........................................................        5,537,688
    HK        2,389,100    Consolidated Electric Power Asia, Ltd. ............................................        5,606,331
    HK        9,576,543    Dairy Farm International Holdings, Ltd. ...........................................        7,709,117
    HK       10,109,207    Great Wall Electronic International, Ltd. .........................................        1,254,747
    HK          779,000    Hang Lung Development Co., Ltd. ...................................................        1,712,199
    HK        1,257,708    Jardine Matheson Holdings, Ltd. ...................................................        8,300,873
    HK        2,864,250    Jardine Strategic Holdings, Ltd. ..................................................       10,397,228
    HK          318,250a   Jardine Strategic Holdings, Ltd., warrants ........................................          127,300
    HK          873,700    Melco International Development, Ltd. .............................................          304,996
    HK          121,900a   Oriental Press Group, Ltd., warrants ..............................................            8,668
    HK        7,155,000    Peregrine Investments Holdings, Ltd. ..............................................       12,257,256
    HK          715,500a   Peregrine Investments Holdings, Ltd., warrants ....................................          228,956
    HK       17,474,000    Shun Tak Holdings .................................................................       11,635,025
    HK        3,172,400    Sing Tao Holdings, Ltd. ...........................................................        1,384,298
    HK        3,287,600    Swire Pacific, Ltd., Class B ......................................................        4,973,162
    HK        1,974,000    Yue Yuen Industrial Holdings, Ltd. ................................................          752,899
                                                                                                                   ------------
                                                                                                                     74,980,924
                                                                                                                   ------------
                           India
    US          109,700b   Gujarat Narmada Valley Fertilizers Co., Ltd., GDR .................................          301,675
                                                                                                                   ------------
                           Indonesia  0.4%
    ID          167,500    PT Barito Pacific Timber, fgn. ....................................................          102,826
    ID        5,118,053    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................        3,737,782
    ID          503,250a   PT Indah Kiat Pulp & Paper Corp., warrants ........................................          154,469
                                                                                                                   ------------
                                                                                                                      3,995,077
                                                                                                                   ------------
                           Italy  2.1%
    IT          148,000    Banco di Sardegna, SPA, di Risp ...................................................        1,249,604
    IT          696,200    Cartiere Burgo, SPA ...............................................................        3,214,644
    IT        1,555,000    Fiat, SPA .........................................................................        4,688,592
                           Italy (cont.)
    IT          904,000    Sasib, SpA, di Risp ...............................................................      $ 1,688,142
    IT        1,833,800    Sirti, SpA ........................................................................       11,271,338
    IT          468,000    Unione Cementi Marchino Emiliane (Unicem), di Risp ................................        1,205,193
                                                                                                                   ------------
                                                                                                                     23,317,513
                                                                                                                   ------------
                           Luxembourg  0.1%
    LU           10,650    Arbed, SA .........................................................................        1,158,065
                                                                                                                   ------------
                           Mexico  1.2%
    MX          559,000a   Grupo Mexico, SA de CV, Class B ...................................................        1,739,774
    US          275,600    Telefonos de Mexico, SA, ADR ......................................................        9,094,800
    MX        1,274,640    Vitro, SA .........................................................................        2,315,466
                                                                                                                   ------------
                                                                                                                     13,150,040
                                                                                                                   ------------
                           Netherlands  7.9%
    NL           49,467    ABN AMRO, NV ......................................................................        3,220,441
    NL           32,300    Akzo Nobel, NV ....................................................................        4,415,175
    NL           85,700    DSM, NV ...........................................................................        8,458,315
    NL          688,885    Ing Groep, NV .....................................................................       24,818,214
    NL          240,308    Internatio-Mueller, NV ............................................................        6,040,757
    NL          147,900    Koninklijke Bijenkorf Beheer, NV (KBB) ............................................       10,665,248
    NL          504,000    NV Holdingsmij de Telegraaf .......................................................       10,625,891
    NL          476,307    Philips Electronics, NV ...........................................................       19,311,607
                                                                                                                   ------------
                                                                                                                     87,555,648
                                                                                                                   ------------
                           New Zealand 1.8%
    NZ        1,659,000    Carter Holt Harvey, Ltd. ..........................................................        3,764,777
    NZ        1,321,124    Fisher & Paykel, Ltd. .............................................................        5,183,516
    NZ        6,020,000    Fletcher Challenge, Ltd., Forestry Division .......................................       10,086,318
    US           47,765a   Tranz Rail Holdings, Ltd., ADR ....................................................          844,843
                                                                                                                   ------------
                                                                                                                     19,879,454
                                                                                                                   ------------
                           Norway  3.3%
    NO           13,200    Elkem, AS .........................................................................          217,310
    NO          143,000    Fokus Bank, AS ....................................................................          982,032
    NO          176,200    Fokus Bank, AS ....................................................................        1,210,028
    NO          705,960    Hafslund, ASA, Class B ............................................................        4,837,010
    NO          134,000    Helikopter Services Group, ASA ....................................................        1,743,807
    NO          141,000a   Nycomed, ASA, Class A .............................................................        2,155,456
    NO        1,005,660a   Nycomed, ASA, Class B .............................................................       15,452,286
    NO          199,000    Union Bank of Norway, Primary Capital Certificate .................................        6,224,600
    NO          295,000    Unitor, AS ........................................................................        3,792,725
                                                                                                                   ------------
                                                                                                                     36,615,254
                                                                                                                   ------------
                           Peru  0.8%
    PE        2,445,602    Telefonica del Peru, SA, Class B ..................................................        4,551,264
    US          251,900    Telefonica del Peru, SA, Class B, ADR .............................................        4,754,613
                                                                                                                   ------------
                                                                                                                      9,305,877
                                                                                                                   ------------
                           Portugal  0.6%
    PT          122,351a   BPI Socieda de Gestora de Participacoes Socias ....................................        1,444,065
    PT          321,978    BPI Socieda de Gestora de Participacoes Socias, SA ................................        4,007,853
    US          239,400b   Portucel Industrial Empresa Product de Celulose, ADR ..............................        1,389,616
                                                                                                                   ------------
                                                                                                                      6,841,534
                                                                                                                   ------------
                           South Africa  0.9%
    ZA          288,500    Rustenburg Platinum Holdings, Ltd. ................................................      $ 3,946,564
    ZA          710,000    Sappi, Ltd. .......................................................................        6,373,838
                                                                                                                   ------------
                                                                                                                     10,320,402
                                                                                                                   ------------
                           South Korea 1.0%
    KR           15,604a   Byucksan Corp., rights ............................................................            7,387
    KR           44,500    Byucksan Development Co., Ltd. ....................................................          537,160
    KR          109,900    Daegu Bank Co., Ltd. ..............................................................        1,312,284
    KR           30,600    Daehan Synthetic Fiber Co., Ltd. ..................................................        2,661,657
    KR           19,110    Keumkang Co., Ltd. ................................................................          870,692
    KR           39,000    Korea Chemical Co., Ltd ...........................................................        2,532,738
    KR          155,990    Pacific Chemical Co., Ltd. ........................................................        3,082,879
    KR            7,870    Pohang Iron & Steel Co., Ltd. .....................................................          488,371
                                                                                                                   ------------
                                                                                                                     11,493,168
                                                                                                                   ------------
                           Spain  6.6%
    ES          132,300    Banco Bilbao Vizcaya ..............................................................        7,143,640
    ES           15,600    Banco Popular Espanol, SA .........................................................        3,064,125
    ES          246,970    Compania Sevillana de Electricidad ................................................        2,805,937
    ES          378,000    Dragados y Construcciones, SA .....................................................        5,823,224
    ES          132,425a   Huarte, SA ........................................................................          219,306
    ES        1,677,800    Iberdrola, SA .....................................................................       23,779,334
    ES        1,238,100    Telefonica de Espana, SA ..........................................................       28,753,102
    ES           52,200    Unipapel, SA ......................................................................          969,012
                                                                                                                   ------------
                                                                                                                     72,557,680
                                                                                                                   ------------
                           Sweden  10.4%
    SE           80,600    Asea, AB, Class A .................................................................        9,100,200
    SE          515,500a   Celsius, AB, Class B ..............................................................        8,125,729
    SE          382,000    Electrolux, AB, Class B ...........................................................       22,181,133
    SE          422,100a   Enator, AB, Class B ...............................................................       10,800,304
    SE          158,500    Esselte, AB, Class B ..............................................................        3,509,388
    SE            1,490a   Fastighets, AB Tornet, Class A ....................................................           22,722
    SE           31,180a   Fastighets Naeckebro, AB, Class A .................................................          534,918
    SE          210,000    Marieberg Tidnings, AB, Class A ...................................................        5,142,342
    SE          163,000    Sparbanken Sverige, AB, Class A ...................................................        2,796,396
    US           14,900b   Sparbanken Sverige, AB, Class A ...................................................          255,621
    SE           77,000    Stadshypotek, AB, Class A .........................................................        2,111,337
    US          176,000b   Stadsyhpotek, AS, Class A .........................................................        4,825,913
    SE        1,288,000    Stena Line, AB, Class B, free .....................................................        5,760,244
    SE          804,250    Stora Kopparbergs Bergslags, AB, Class B ..........................................       10,967,287
    SE          311,800    Svenska Handelsbanken, Class A ....................................................        8,961,018
    SE          922,000    Volvo, AB, Class B ................................................................       20,346,635
                                                                                                                   ------------
                                                                                                                    115,441,187
                                                                                                                   ------------
                           Switzerland  5.3%
    FR           51,189a   Adecco, SA ........................................................................       12,962,615
    CH            3,690    Baloise-Holding ...................................................................        7,415,839
    CH           12,800    Bucher Holding, AG ................................................................        8,797,908
    CH            3,570    Kuoni Reisen Holding, AG, Class B .................................................        8,668,285
    CH           10,027a   Novartis, AG ......................................................................       11,483,653
    CH           15,400    SMH, AG ...........................................................................        9,491,969
                                                                                                                   ------------
                                                                                                                     58,820,269
                                                                                                                   ------------
                           Thailand
    TH           17,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................         $ 64,911
                                                                                                                   ------------
                           Turkey  0.2%
    US       13,125,825a   Tofas Turk Otomobil Fabrikasi, AS, GDR ............................................        2,428,278
                                                                                                                   ------------
                           United Kingdom  11.9%
    GB        6,312,400    Albert Fisher Group, Plc. .........................................................        4,541,762
    GB        2,536,000    Anglian Group, Plc. ...............................................................        9,405,626
    GB        1,290,000    British Gas, Plc. .................................................................        4,961,198
    GB        1,446,000    British Telecommunications, Plc. ..................................................        9,772,279
    GB        3,025,900    BTR, Plc. .........................................................................       14,721,547
    GB        7,123,000a   Cordiant, Plc. ....................................................................       12,568,421
    GB        1,181,500    Harrisons & Crosfield, Plc. .......................................................        2,702,063
    GB        2,493,900    Hillsdown Holdings, Plc. ..........................................................        8,544,558
    GB        1,330,900    Kwik Save Group, Plc. .............................................................        7,318,650
    GB          902,000    Lex Service, Plc. .................................................................        4,913,763
    GB        1,890,000    London Pacific Group, Ltd. ........................................................        6,783,071
    GB        1,000,000    McBride, Plc. .....................................................................        2,329,804
    GB        2,687,610    Meggitt, Plc. .....................................................................        4,742,245
    GB          641,668    National Westminster Bank, Plc. ...................................................        7,535,263
    GB          824,500    Railtrack Group, Plc. .............................................................        5,473,220
    GB        6,171,300a   Raine, Plc. .......................................................................        1,374,360
    GB        1,676,312    Safeway, Plc. .....................................................................       11,601,570
    GB          958,900    Thames Water Group, Plc. ..........................................................       10,061,436
    GB        1,306,000    Wace Group, Plc. ..................................................................        2,349,160
                                                                                                                   ------------
                                                                                                                    131,699,996
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $815,060,064)...........................      949,505,891
                                                                                                                   ------------
                           Preferred Stocks  2.0%
                           Australia  1.1%
    AU        2,639,385    News Corp., Ltd. ..................................................................       11,748,316
                                                                                                                   ------------
                           Brazil  0.4%
    US           57,300    Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR ...............................        4,383,450
                                                                                                                   ------------
                           Colombia  0.3%
    US          159,000    Banco Ganadero, SA, ADR, Class C ..................................................        3,418,500
                                                                                                                   ------------
                           Hong Kong  0.2%
    US        1,531,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., pfd. ...............................        1,829,544
                                                                                                                   ------------
                           Netherlands
    NL            6,910    Ballast Nedam NV, certificate, cvt., pfd. .........................................          336,595
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $21,867,007) ...................................       21,716,405
                                                                                                                   ------------
                                 Total Common Stocks & Warrants, and Preferred Stocks
                            (Cost $836,927,071) ..............................................................      971,222,296
                                                                                                                   ------------
                Face
               Amount
                           Convertible Bonds  0.3%
                           Finland  0.3%
    US      $ 3,050,000    American Group, Ltd., 6.25%, cvt., 06/15/03 (Cost $3,007,216) .....................        3,034,750
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $839,934,287) .............................      974,257,046
                                                                                                                   ------------

                       h   Receivables from Repurchase Agreements  11.9%......................................
    US      $47,332,000    Aubrey G. Lanston & Co., 5.75%, 01/02/97, (Maturity Value $49,841,917)
                            Collateral: U.S. Treasury Notes, 8.25%, 07/15/98 .................................     $ 49,826,000
    US       35,210,000    Lehman Securities, Inc., 6.75%, 01/02/97, (Maturity Value $35,269,221)
                            Collateral: U.S. Treasury Notes, 8.50%, 05/15/97 .................................       35,256,000
    US       47,890,000    UBS Securities, Inc., 6.75%, 01/02/97, (Maturity Value $46,381,387)
                            Collateral: U.S. Treasury Notes, 5.125%, 12/31/98 ................................       46,364,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $131,446,000) ............      131,446,000
                                                                                                                   ------------
                                     Total Investments (Cost $971,380,287)  99.8% ............................    1,105,703,046
                                     Other Assets and Liabilities, Net  0.2% .................................        2,396,328
                                                                                                                   ------------
                                     Net Assets  100.0%.......................................................   $1,108,099,374
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $975,370,514 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 203,669,564
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (73,337,032)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................    $ 130,332,532
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
AT - Austria
AU - Australia
BE - Belgium
CA - Canada
CH - Switzerland
DD - Germany
ES - Spain
FI - Finland
FR - France
GB - United Kingdom
GR - Greece
HK - Hong Kong
ID - Indonesia

IT   -  Italy
KR   -  South Korea
LU   -  Luxembourg
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
PE   -  Peru
PT   -  Portugal
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


              Shares/                                                                                                  Value
Country*     Warrants      Templeton Pacific Growth Fund                                                             (Note 1)
                           Common Stocks & Warrants  97.6%

                           Australia  17.3%
    AU        1,000,000    Australia & New Zealand Banking Group Ltd. .........................................     $ 6,303,156
    AU        1,706,264    Australian Gas & Light Co. .........................................................       9,710,556
    AU          680,000    Brambles Industries, Ltd. ..........................................................      13,269,216
    AU        1,981,000    Capral Aluminium, Ltd. .............................................................       6,298,386
    AU        1,080,000    Coles Myer, Ltd., Class A ..........................................................       4,446,705
    AU          875,000    Email, Ltd. ........................................................................       2,830,657
    AU        2,399,145    Gio Austrailia Holdings, Ltd. ......................................................       6,140,408
    AU          919,000    Mayne Nickless, Ltd., Class A ......................................................       6,282,013
    AU        3,547,000    National Foods, Ltd. ...............................................................       4,510,929
    US          118,100b   Qantas Airways, Ltd., ADR ..........................................................       1,933,888
                                                                                                                   ------------
                                                                                                                     61,725,914
                                                                                                                   ------------
                           China  2.4%
    US          181,500a   Guangshen Railway Co., Ltd., ADR ...................................................       3,743,438
    HK        3,216,000    Maanshan Iron & Steel Co. Ltd., Class H ............................................         690,227
    US          225,000    Shandong Huaneng Power .............................................................       2,193,750
    HK       17,658,000    Shanghai Hai Xing Shipping Co., Class H ............................................       2,054,716
                                                                                                                   ------------
                                                                                                                      8,682,131
                                                                                                                   ------------
                           Hong Kong  20.6%
    HK        3,000,000    Cathay Pacific Airways, Ltd. .......................................................       4,732,045
    HK          800,000    Cheung Kong Holdings, Ltd. .........................................................       7,110,996
    HK          931,000    China Light & Power Co., Ltd. ......................................................       4,140,720
    US        4,197,727    Dairy Farm International Holdings, Ltd. ............................................       3,379,170
    HK        5,415,000    Grand Hotel Holdings, Ltd. .........................................................       2,275,357
    HK          169,800a   Hang Lung Development Co., Ltd., warrants ..........................................          50,493
    HK        5,400,399    Hon Kwok Land Investment Co., Ltd. .................................................       2,094,667
    HK          745,000    Hong Kong Ferry Holdings Co., Ltd. .................................................       1,454,457
    HK        2,376,800    Hong Kong Telecommunications, Ltd. .................................................       3,825,866
    HK          216,200    HSBC Holdings, Plc. ................................................................       4,626,168
    HK          496,000    Hualing Holdings, Ltd. .............................................................          55,150
    HK          632,031    Jardine Matheson Holdings, Ltd. ....................................................       4,171,405
    HK          284,600a   Lai Sun Development Co., Ltd., warrants ............................................          36,796
    HK        3,860,000    National Mutual Asia, Ltd. .........................................................       3,668,110
    HK        1,574,667    New World Development Co., Ltd. ....................................................      10,637,579
    HK          105,000a   Peregrine Investments Holdings, Ltd., warrants .....................................          33,599
    HK        3,210,000    Shun Tak Holdings ..................................................................       2,137,372
    HK           57,100    Sing Tao Holdings, Ltd. ............................................................          24,916
    HK        4,888,000    South China Morning Post (Holdings), Ltd. ..........................................       4,044,631
    HK          645,000    Swire Pacific, Ltd., Class A .......................................................       6,150,204
    HK        3,100,000    Wheelock & Co., Ltd. ...............................................................       8,837,675
                                                                                                                   ------------
                                                                                                                     73,487,376
                                                                                                                   ------------
                           India  0.2%
    US          156,100    Great Eastern Shipping Co., Ltd., GDR ..............................................         874,160
                                                                                                                   ------------
                           Indonesia  5.0%
    US          300,000a   Asia Pacific Resources International, Class A ......................................       1,687,500
    ID        1,567,000    PT Bank Bali, fgn. .................................................................       3,914,183
    ID          950,000    PT Barito Pacific Timber, fgn. .....................................................         583,192
    ID        3,657,384    PT Indorama Synthetics, fgn. .......................................................       3,483,960
    US          149,400    PT Indosat, ADR ....................................................................       4,089,825
    ID          129,000    PT Inti Indorayon Utama, fgn. ......................................................          94,210
    ID          771,526    PT Pabrik Kertas Tjiwi Kimia, fgn. .................................................         767,607
                           Indonesia (cont.)
    ID        3,423,000    PT Panasia Indosyntec, fgn. ........................................................       $ 833,287
    ID        2,060,875    PT Panin Bank, fgn. ................................................................       2,355,784
                                                                                                                   ------------
                                                                                                                     17,809,548
                                                                                                                   ------------
                           Japan  17.6%
    JP        1,011,000    Daicel Chemical Industries Ltd. ....................................................       4,740,290
    JP          409,000    Daito Trust Construction Co., Ltd. .................................................       4,555,824
    JP            1,200    East Japan Railway .................................................................       5,398,498
    JP          582,800    Hitachi, Ltd. ......................................................................       5,434,971
    JP          254,000    Hokuetsu Paper Mills, Ltd. .........................................................       1,471,669
    JP          308,000    Matsushita Electric Industrial Co., Ltd. ...........................................       5,026,509
    JP          824,000    Mitsubishi Heavy Industries, Ltd. ..................................................       6,545,894
    JP          250,000    Mitsubishi Oil Co., Ltd. ...........................................................       1,495,985
    JP           10,800    Nintendo Co., Ltd. .................................................................         769,364
    JP              821    Nippon Telegraph & Telephone Corp. .................................................       6,224,316
    JP          700,000    Nisshinbo Industries, Inc...........................................................       5,452,034
    JP          220,000    Nittetsu Mining Co., Ltd. ..........................................................       1,669,804
    JP          550,000    Rengo Co., Ltd. ....................................................................       3,124,946
    JP           50,000    Sony Corp. .........................................................................       3,276,919
    JP           70,000    Tenma Corp. ........................................................................       1,142,388
    JP          371,000    Toda Corp. .........................................................................       2,819,100
    JP          330,000    Wacoal Corp. .......................................................................       3,647,353
                                                                                                                   ------------
                                                                                                                     62,795,864
                                                                                                                   ------------
                           Malaysia  6.9%
    MY          655,000    Commerce Asset-Holding Bhd., fgn. ..................................................       4,927,737
    MY           16,667a   Commerce Asset-Holding Bhd., fgn., warrants ........................................          80,514
    MY        1,415,000    Golden Hope Plantations Bhd., fgn. .................................................       2,409,226
    MY        3,342,667    Malaysian International Shipping Corp., Bhd., fgn. .................................       9,926,748
    MY          193,000    Public Finance Bhd., fgn. ..........................................................         336,250
    MY        1,798,800    Sime Darby Bhd., fgn. ..............................................................       7,086,937
                                                                                                                   ------------
                                                                                                                     24,767,412
                                                                                                                   ------------
                           New Zealand  2.4%
    NZ          894,353    Brierley Investments, Ltd. .........................................................         828,263
    NZ        2,411,800    Carter Holt Harvey, Ltd. ...........................................................       5,473,110
    NZ          192,500    Fletcher Challenge Building, Ltd. ..................................................         591,981
    NZ          192,500    Fletcher Challenge Energy, Ltd. ....................................................         557,959
    NZ          111,031    Fletcher Challenge, Ltd., Forestry Division ........................................         186,029
    NZ          385,000    Fletcher Challenge Paper, Ltd. .....................................................         792,030
                                                                                                                   ------------
                                                                                                                      8,429,372
                                                                                                                   ------------
                           Pakistan  2.8%
    PK        2,618,000    Fauji Fertilizer Co., Ltd. .........................................................       4,409,068
    US           91,000a   Hub Power Co., Ltd., GDR, reg.S ....................................................       1,797,250
    PK        6,300,000a   Pakistan Telecom Corp., PTC ........................................................       3,945,369
                                                                                                                   ------------
                                                                                                                     10,151,687
                                                                                                                   ------------
                           Philippines  3.0%
    PH        7,916,000a   Filinvest Land, Inc. ...............................................................       2,468,106
    PH          700,000a   Philippine National Bank ...........................................................       8,317,491
                                                                                                                   ------------
                                                                                                                     10,785,597
                                                                                                                   ------------
                           Singapore  9.1%
    SG          888,600    City Developments, Ltd., fgn. ......................................................     $ 8,001,401
    SG          518,000    Development Bank of Singapore, Ltd., fgn. ..........................................       6,996,498
    US           68,000    G.P. Batteries International, Ltd. .................................................         225,760
    SG          357,000    Inchcape Bhd., fgn. ................................................................       1,239,920
    SG          393,800    Overseas Union Bank, Ltd., fgn. ....................................................       3,039,405
    SG        1,217,000    Parkway Holdings, Ltd., fgn. .......................................................       4,783,463
    SG          882,000    Singapore Airlines, Ltd., fgn. .....................................................       8,005,003
                                                                                                                   ------------
                                                                                                                     32,291,450
                                                                                                                   ------------
                           South Korea  0.6%
    KR           99,030    Pacific Chemical Co., Ltd. .........................................................       1,957,161
                                                                                                                   ------------
                           Thailand  6.2%
    TH          622,000    Bangkok Bank Public Co., Ltd., fgn. ................................................       6,014,817
    TH          829,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ...................................       3,009,463
    TH        2,783,133    Industrial Finance Corp. of Thailand, fgn. .........................................       7,433,698
    TH           51,750    Oriental Hotel (Thailand) Public Co., Ltd., fgn. ...................................         233,063
    TH          262,500    Robinson Department Store Public Co., Ltd., fgn. ...................................         509,217
    TH           36,570    Thai Farmers Bank Public Co., Ltd. .................................................         178,244
    TH          733,440    Thai Farmers Bank Public Co., Ltd., fgn. ...........................................       4,575,778
    TH           91,680a   Thai Farmers Bank Public Co., Ltd., fgn., warrants .................................          72,390
                                                                                                                   ------------
                                                                                                                     22,026,670
                                                                                                                   ------------
                           United States  3.5%
    US           35,000    American International Group, Inc. .................................................       3,788,750
    US          150,000    APL, Ltd. ..........................................................................       3,543,750
    US           85,000    Motorola, Inc. .....................................................................       5,216,875
                                                                                                                   ------------
                                                                                                                     12,549,375
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $307,123,252)............................     348,333,717
                                                                                                                   ------------
               Face
              Amount
                           Convertible Bonds  0.3%
    US         $ 31,000    Dairy Farm International Holdings, Ltd., 6.50%, cvt., 05/10/49 .....................          23,095
    US           22,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., 05/07/49 ............................          26,290
    US        1,307,000    MDX Public Co., Ltd., 4.75%, cvt., 09/17/03 ........................................         503,195
    US          360,000    PT Inti Indorayon Utama, 5.50%, cvt., 10/01/02 .....................................         423,000
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $1,994,721) ....................................         975,580
                                                                                                                   ------------
                                 Total Long Term Investments ($309,117,973) ...................................     349,309,297
                                                                                                                   ------------
                       h   Receivables from Repurchase Agreements  2.5%
    US        8,765,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $8,874,327) (Cost $8,871,000)
                            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..................................       8,871,000
                                                                                                                   ------------
                                     Total Investments (Cost $317,988,973) 100.4% .............................     358,180,297
                                     Liabilities in Excess of Other Assets  (0.4%) ............................      (1,421,139)
                                                                                                                   ------------
                                     Net Assets  100.0%........................................................    $356,759,158
                                                                                                                   ============


                           At December 31, 1996, the unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $321,544,212 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 70,017,052
                             Aggregate gross unrealized depreciation for all investments which
                            there was an excess of tax cost over value.........................................     (33,380,967)
                                                                                                                   ------------
                             Net unrealized appreciation.......................................................    $ 36,636,085
                                                                                                                   ============

COUNTRY LEGEND:
AU - Australia
HK - Hong Kong
ID - Indonesia
JP - Japan KR South Korea
MY - Malaysia
NZ - New Zealand
PK - Pakistan
PH - Philippines
SG - Singapore
TH - Thailand
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Rising Dividends Fund                                                                               (Note 1)
                 Common Stocks  97.3%

                 Banks  11.7%
     177,400     CoreStates Financial Corp. ...................................................................     $ 9,202,625
     144,000     First Union Corp. ............................................................................      10,656,000
     279,650     Mercantile Bankshares Corp. ..................................................................       8,948,800
     218,000     National Commerce Bancorp. ...................................................................       8,338,500
     166,600     State Street Boston Corp. ....................................................................      10,745,700
     594,228     TrustCo Bank Corp., New York..................................................................      12,701,624
     232,000     Wilmington Trust Corp. .......................................................................       9,164,000
                                                                                                                   ------------
                                                                                                                     69,757,249
                                                                                                                   ------------
                 Business Services  4.7%
     468,200     Ennis Business Forms .........................................................................       5,267,250
     253,900     Standard Register Co. ........................................................................       8,251,750
     420,500     Wallace Computer Services, Inc. ..............................................................      14,507,250
                                                                                                                   ------------
                                                                                                                     28,026,250
                                                                                                                   ------------
                 Consumer Products  13.6%
     258,100     Alberto-Culver Co., Class A ..................................................................      10,646,625
      93,833     Block Drug Co., Inc., Class A ................................................................       4,316,318
     720,000     Dimon, Inc. ..................................................................................      16,650,000
     330,700     Newell Co. ...................................................................................      10,417,050
     113,000     Philip Morris Cos., Inc. .....................................................................      12,726,625
     349,900     Stanhome, Inc. ...............................................................................       9,272,350
     325,000     Universal Corp. ..............................................................................      10,440,625
     205,500     UST, Inc. ....................................................................................       6,653,063
                                                                                                                   ------------
                                                                                                                     81,122,656
                                                                                                                   ------------
                 Electronic Technology  6.5%
     164,700     Cohu, Inc. ...................................................................................       3,829,275
     130,600     General Electric Co. .........................................................................      12,913,075
     236,500     Hewlett-Packard Co. ..........................................................................      11,884,125
     165,700     Rockwell International Corp. .................................................................      10,086,988
                                                                                                                   ------------
                                                                                                                     38,713,463
                                                                                                                   ------------
                 Energy  2.1%
      75,000     Royal Dutch Petroleum Co., New York Shares, ADR...............................................      12,806,250
                                                                                                                   ------------
                 Financial Services  2.2%
     353,000     Federal National Mortgage Association ........................................................      13,149,250
                                                                                                                   ------------
                 Health Care Services  5.7%
     354,000     Bard (C.R.), Inc. ............................................................................       9,912,000
      26,400     Becton Dickinson & Co. .......................................................................       1,145,100
      71,500     Bristol-Myers Squibb Co. .....................................................................       7,775,625
      95,000     Merck & Co., Inc. ............................................................................       7,528,750
      42,500     Pfizer, Inc. .................................................................................       3,522,188
     141,400     West Co., Inc. ...............................................................................       3,994,550
                                                                                                                   ------------
                                                                                                                     33,878,213
                                                                                                                   ------------
                 Industrial  22.6%
     232,400     Avery Dennison Corp. .........................................................................       8,221,150
      18,500     Baldor Electric Co. ..........................................................................         455,563
     427,100     Brady (W.H.) Co. .............................................................................      10,517,338
      26,500     Donaldson Co., Inc. ..........................................................................         887,750
     230,600     Dover Corp. ..................................................................................      11,587,650
     140,500     Duriron Co., Inc. ............................................................................       3,811,063
                 Industrial (cont.)
     390,800     Hanna (M.A.) Co. .............................................................................     $ 8,548,750
     129,500     Kaydon Corp. .................................................................................       6,102,688
     219,800     Kimball International, Inc., Class B..........................................................       9,094,225
      90,300     Leggett & Platt, Inc. ........................................................................       3,126,638
     128,700     Loctite Corp. ................................................................................       7,834,613
     402,900     Millipore Corp. ..............................................................................      16,669,988
     259,500     Monsanto Co. .................................................................................      10,088,063
     339,600     Myers Industries, Inc. .......................................................................       5,730,750
     207,200     Nucor Corp. ..................................................................................      10,567,200
     323,300     Superior Industries International, Inc. ......................................................       7,476,313
     194,300     Superior Surgical Manufacturing Co., Inc. ....................................................       2,623,050
       6,959     The Boeing Co. ...............................................................................         740,264
     468,800     Watts Industries, Inc., Class A ..............................................................      11,192,600
                                                                                                                   ------------
                                                                                                                    135,275,656
                                                                                                                   ------------
                 Insurance - Property Casualty  15.4%
     522,300     Allied Group, Inc. ...........................................................................      17,040,038
      53,700     American International Group, Inc. ...........................................................       5,813,024
     206,200     Chubb Corp. ..................................................................................      11,083,250
      51,640     Cincinnati Financial Corp. ...................................................................       3,350,144
     230,000     Mercury General Corp. ........................................................................      12,075,000
     444,600     MMI Cos., Inc. ...............................................................................      14,227,200
     367,025     RLI Corp. ....................................................................................      12,249,458
     167,800     SAFECO Corp. .................................................................................       6,617,612
     168,500     St. Paul Cos., Inc. ..........................................................................       9,878,312
                                                                                                                   ------------
                                                                                                                     92,334,038
                                                                                                                   ------------
                 Retail   8.9%
     868,600     Family Dollar Stores, Inc. ...................................................................      17,697,724
     155,000     Gap, Inc. ....................................................................................       4,669,374
     307,000     Rite Aid Corp. ...............................................................................      12,203,250
      80,300     The Limited, Inc. ............................................................................       1,475,512
     119,000     Walgreen Co. .................................................................................       4,760,000
     539,200     Wal-Mart Stores, Inc. ........................................................................      12,334,200
                                                                                                                   ------------
                                                                                                                     53,140,060
                                                                                                                   ------------
                 Transportation  3.9%
     500,000     Arnold Industries, Inc. ......................................................................       7,937,500
     640,000     Harper Group, Inc. ...........................................................................      15,200,000
                                                                                                                   ------------
                                                                                                                     23,137,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $431,060,996).........................................     581,340,585
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  2.8%
$ 16,521,896     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $16,813,176) (Cost $16,807,023)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,064,365)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securites, L.L.C., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................    $ 16,807,023
                                                                                                                   ------------
                           Total Investments (Cost $447,868,019)  100.1%.......................................     598,147,608
                           Liabilities in Excess of Other Assets  (0.1%) ......................................        (723,907)
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $597,423,701
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $448,164,135 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $152,946,524
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (2,963,051)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $149,983,473
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
 Country*     Shares       Utility Equity Fund                                                                      (Note 1)
                              Common Stocks  97.7%

   US          516,000     aAES Corp. ........................................................................     $ 23,994,000
   US          946,100     aAirTouch Communications, Inc. ....................................................       23,889,025
   US        1,000,000     Allegheny Power System, Inc. ......................................................       30,375,000
   US          770,230     American Electric Power Co., Inc. .................................................       31,675,709
   US          100,000     Ameritech Corp. ...................................................................        6,062,500
   US          360,000     AT&T Corp. ........................................................................       15,660,000
   US          158,600     a,bBSES, Ltd., GDR ................................................................        3,271,125
   US        1,496,700     Central & South West Corp. ........................................................       38,352,938
   US        1,223,900     CINergy Corp. .....................................................................       40,847,663
   US          200,000     aCompania Anonima Nacional Telefonos de Venezeula, ADR.............................        5,625,000
   ES          208,141     Compania Sevillana de Electricidad, SA.............................................        2,364,783
   HK          969,500     Consolidated Electric Power Asia, Ltd. ............................................        2,275,057
   US          505,000     Dominion Resources, Inc. ..........................................................       19,442,500
   US          716,000     DPL, Inc. .........................................................................       17,542,000
   US          900,000     Duke Power Co. ....................................................................       41,625,000
   US           49,500     aEchelon International Corp., Inc. ................................................          773,433
   US          763,600     Edison International...............................................................       15,176,550
   US          978,800     Empresa Nacional Electricidad, SA, ADR.............................................       15,171,400
   US        1,032,560     Enova Corp. .......................................................................       23,490,740
   US        1,040,000     Enron Corp. .......................................................................       44,850,000
   US          992,300     Enron Global Power & Pipelines, L.L.C. ............................................       26,792,100
   US        1,654,000     Entergy Corp. .....................................................................       45,898,500
   US          195,000     Espoon Sahko Oy....................................................................        4,323,911
   US        1,133,000     Florida Progress Corp. ............................................................       36,539,250
   US        1,001,300     FPL Group, Inc. ...................................................................       46,059,800
   US          951,100     General Public Utilities Corp. ....................................................       31,980,738
   MX           55,600     aGrupo Iusacell, SA, Series D......................................................           31,275
   US          144,440     aGrupo Iusacell, SA, Series L, ADR.................................................        1,101,355
   US          590,840     GTE Corp. .........................................................................       26,883,220
   GR          400,000     Hellenic Tellecommunication Organization, SA.......................................        6,833,935
   HK        2,500,000     Hongkong Electric Holdings, Ltd. ..................................................        8,306,936
   US          138,000     aHuaneng Power International, Inc., ADR ...........................................        3,105,000
   US        1,380,000     aICG Communications, Inc. .........................................................       24,322,500
   US          211,400     aItron, Inc. ......................................................................        3,752,350
   KR          290,000     Korea Electric Power Corp. ........................................................        8,579,796
   KR              440     Korea Mobile Telecommunications Corp. .............................................          445,801
   US          116,670     Lucent Technologies, Inc. .........................................................        5,395,988
   US          255,100     MidAmerican Energy Holdings Co. ...................................................        4,049,713
   NO          468,600     aNetCom, ASA.......................................................................        4,481,750
   US          382,450     New England Electric System........................................................       13,337,944
   US           24,200     New Jersey Resources Corp. ........................................................          707,850
   JP            2,870     Nippon Telegraph & Telephone Corp. ................................................       21,758,570
   US          649,900     NIPSCO Industries, Inc. ...........................................................       25,752,288
   US          323,000     aNynex CableComms Group, ADR ......................................................        5,854,375
   US          223,100     Oklahoma Gas & Electric Co. .......................................................        9,314,425
   US          229,600     Pacific Enterprises................................................................        6,974,100
   US        1,123,150     Pacific Gas & Electric Co. ........................................................       23,586,150
   US        1,075,000     PacifiCorp.........................................................................       22,037,500
   US          349,100     PanEnergy Corp. ...................................................................       15,709,500
   US          166,600     PECO Energy Co. ...................................................................        4,206,650
   US          843,000     Pinnacle West Capital Corp. .......................................................       26,765,250
   US          189,500     Public Service Co. of Colorado.....................................................        7,366,813
   US          104,200     Public Service Enterprise Group, Inc. .............................................        2,839,450
   US          100,000     SBC Communications, Inc. ..........................................................      $ 5,175,000
   US        1,345,844     SCANA Corp. .......................................................................       36,001,325
   GB          590,000     Scottish Power, Plc. ..............................................................        3,557,748
   GB          198,300     Southern Electric, Plc. ...........................................................        2,704,060
   US        1,966,790     Southern Co. ......................................................................       44,498,624
   US          442,700     Southwestern Public Services Co. ..................................................       15,660,513
   US        1,800,000     TECO Energy, Inc. .................................................................       43,425,000
   US          315,000     Tele Danmark, A/S, ADR.............................................................        8,583,750
   PT           60,000     aTelecel-Comunicacaoes Pessoais, SA................................................        3,831,022
   US          230,000     Telecom de Argentina, SA, ADR......................................................        9,286,250
   US          103,500     Telecomunicacoes Brasileiras, SA (Telebras), ADR...................................        7,917,750
   IT       11,000,000     Telecom Italia, SpA ...............................................................       21,876,649
   US           29,000     Telefonica del Peru, SA, ADR.......................................................          547,375
   US          170,000     Telefonos de Mexico, SA, ADR.......................................................        5,610,000
   US           69,000     aTeleWest Communications, Plc., ADR................................................        1,431,750
   US        1,239,850     Texas Utilities Co. ...............................................................       50,523,888
   US           73,600     Total Access Communication Plc. ...................................................          507,840
   US          370,000     Transportadora de Gas del Sur, SA, ADR.............................................        4,532,500
   US          884,800     US West Communications Group.......................................................       28,534,800
   DD            7,515     aViag AG...........................................................................        2,945,431
                                                                                                                   ------------
                                  Total Common Stocks (Cost $1,122,249,327) ..................................    1,174,710,481
                                                                                                                   ------------
                           Convertible Preferred Stocks  0.8%
   US          240,000     Nortel Inversora, SA, cvt. pfd. (Argentina) (Cost $9,333,247) .....................        9,840,000
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $1,131,582,574) ...........................    1,184,550,481
                                                                                                                   ------------
              Face
             Amount
                           Receivables from Repurchase Agreements  1.4%
   US      $16,195,569     h,iJoint Repurchase Agreements,  6.59%, 01/02/97 (Maturity Value $16,480,699)
                            (Cost $16,474,667)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear Sterns & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $2,023,543)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities L.L.C., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01...............       16,474,667
                                                                                                                   ------------
                                     Total Investments (Cost $1,148,057,241)  99.9%...........................    1,201,025,148
                                     Other Assets and Liabilities, Net  0.1%..................................        1,265,172
                                                                                                                   ------------
                                     Net Assets  100%.........................................................   $1,202,290,320
                                                                                                                   ============


                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $1,148,057,241 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 118,802,417
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (65,834,510)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................     $ 52,967,907
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
DD - Germany
ES - Spain
GB - United Kingdom
GR - Greece
HK - Hong Kong
IT - Italy
JP - Japan
KR - South Korea
MX - Mexico
NO - Norway
PT - Portugal
US - United States
PORTFOLIO ABBREVIATION:
L.L.C.  -Limited Liability Corp.

*Securities traded in foreign currency and valued in U.S. dollars.
aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee note 1(h) regarding joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

               Shares/
             Warrants &                                                                                                Value
Country*       Rights       Templeton Developing Markets Equity Fund                                                 (Note 1)
                             Common Stocks, Rights & Warrants  82.5%
                            Argentina  10.4%
    AR           180,876    Aluar Aluminio Argentino, SA, Class B..............................................       $ 455,890
    AR           561,180    Astra Cia Argentina de Petroleo, SA................................................       1,072,047
    AR           530,163    aanor Cia Nacional Para la Industria Quimica, SA, Class D..........................         768,875
    AR           103,702    aBanco Bansud, SA, Class B.........................................................       1,242,574
    AR           608,471    Banco de Galicia y Buenos Aires, SA, Class B.......................................       3,657,568
    AR            86,333    Banco Frances del Rio de la Plata, SA..............................................         807,357
    US            56,200    aBuenos Aires Embotelladora, SA, ADR...............................................         210,750
    AR            15,555    Capex, SA, Class A.................................................................         128,352
    AR           310,746    aCiadea, SA........................................................................       1,476,308
    AR            44,010    Juan Minetti, SA...................................................................         183,115
    AR             6,000    Juan Minetti, SA, conv.............................................................           6,001
    AR           999,359    Molinos Rio de Plata, SA, Class B..................................................       3,558,359
    AR            23,430    Nobleza Piccardo Sdad Industrial Comercial y Financial.............................          89,050
    AR           705,968    Perez Companc, SA, Class B.........................................................       4,963,849
    AR           122,000    Quilmes Industrial, SA.............................................................       1,113,250
    AR             4,000    Quilmes Industrial, SA, reg........................................................          32,000
    AR           381,203    aSevel Argentina, SA, Class C......................................................         960,805
    AR            22,230    Siderar, Class A...................................................................          64,034
    AR         1,290,000    aSociedad Comercial del Plata Cadelplata Come......................................       3,302,995
    AR           126,224    Transportadora de Gas del Sur, SA, Class B.........................................         310,567
    US           153,410    YPF Sociedad Anonima, ADR..........................................................       3,873,603
    AR             2,840    aZanella Hermanos, SA..............................................................             625
                                                                                                                   ------------
                                                                                                                     28,277,974
                                                                                                                   ------------
                            Brazil  2.7%
    BR        77,613,291    Banco Bradesco, SA.................................................................         526,584
    BR        78,492,976    aBanco do Brasil, SA...............................................................         679,854
    BR        36,132,595    aBanco do Brasil, SA, warrants, Class A............................................          57,028
    BR        54,198,893    aBanco do Brasil, SA, warrants, Class B............................................          83,455
    BR        90,331,488    aBanco do Brasil, SA, warrants, Class C............................................         121,705
    BR         9,982,000    Eletrobras-Centrais Eletricas Brasileiras, SA......................................       3,573,577
    BR         2,124,000    Mannesmann, SA.....................................................................         288,664
    BR        29,560,000    Telebras-Telecomunicacoes Brasileiras, SA..........................................       2,119,353
                                                                                                                   ------------
                                                                                                                      7,450,220
                                                                                                                   ------------
                            China  3.6%
    CN         1,666,340    China Southern Glass Co., Ltd., Class B............................................       1,034,124
    CN         1,286,000    Chiwan Wharf Holdings Ltd., Class B ...............................................         914,474
    CN         1,519,000    Guangzhou Shipyard International Co., Ltd., Class H ...............................         384,930
    CN         1,169,000    Luoyang Glass Co., Ltd., Class H...................................................         358,960
    CN            96,500    Shandong Huaneng Power.............................................................         940,875
    CN         1,269,000    Shanghai Chlor-Alkali Chemical Co., Ltd., Class B .................................         352,782
    CN           520,000    Shanghai Dazhong Taxi Shareholding Co., Ltd., Class B..............................         429,520
    CN           252,000    aShanghai Industrial Sewing Machine Corp...........................................          47,880
    CN         1,732,500    aShanghai Jin Jiang Tower Co., Ltd., Class B ......................................         526,680
    CN           410,000    Shanghai Jinqiao Export Processing Zone Development, Class B.......................         221,400
    CN           634,900    Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co., Ltd., Class B..................         618,393
    CN           157,000    Shanghai New Asia Group Co., Ltd., Class B.........................................          68,452
    CN         2,304,000    Shanghai Pechemical Co., Ltd., Class H.............................................         700,032
    CN           489,600    Shanghai Refrigerator Compressor Co., Ltd., Class B ...............................         266,342
    CN           450,000    aShanghai Shangling Electric Appliance, Class B....................................         195,300
    CN         1,481,000    aShanghai Tyre & Rubber Co., Ltd., Class B.........................................         627,944
    CN         1,890,361    aShanghai Vacuum Electron Devices Co., Ltd., Class B...............................         366,730
                            China (cont.)
    CN           682,000    aShanghai Yaohua Pilkington Glass, Class B.........................................       $ 324,632
    CN         1,881,173    Shenzhen Vanke Co., Ltd., Class B..................................................       1,330,405
                                                                                                                   ------------
                                                                                                                      9,709,855
                                                                                                                   ------------
                            Czech Republic  1.8%
    CS            14,600    aCEZ...............................................................................         525,609
    US            65,330    aCEZ, GDR..........................................................................       2,351,880
    CS            19,358    Chemopetrol Group, AS..............................................................         839,981
    CS                17    Elektrarny Opatovice, AS...........................................................           2,742
    CS             1,000    Komercni Banka, AS.................................................................          83,327
    CS             7,000    aSPT Telecom, AS...................................................................         871,589
    CS               630    Tabak, AS..........................................................................         158,693
                                                                                                                   ------------
                                                                                                                      4,833,821
                                                                                                                   ------------
                            Ghana  0.4%
    US            85,000    Ashanti Goldfields Co., Ltd., GDR..................................................       1,051,875
                                                                                                                   ------------
                            Greece  3.7%
    GR            38,666    Alpha Credit Bank..................................................................       2,460,606
    GR            32,000    Alpha Leasing, SA..................................................................         622,593
    GR            63,000    Delta Dairy, SA....................................................................         720,117
    GR             2,000    Elais Oleaginous Products Co., SA .................................................          57,112
    GR            13,000    Ergo Bank, SA .....................................................................         658,932
    GR            32,200    Etba Leasing.......................................................................         371,323
    GR            31,250    Hellas Can - Container Manufacturers...............................................         437,634
    GR            16,450    Hellenic Telecommunications Organizations OTE......................................         281,046
    US           154,000    bHellenic Telecommunications Organizations OTE.....................................       2,631,065
    GR            29,000    Intracom, SA, reg..................................................................         652,385
    GR             5,170    National Bank of Greece, SA........................................................         329,006
    GR            17,170    Titan Cement Co., reg..............................................................         933,629
                                                                                                                   ------------
                                                                                                                     10,155,448
                                                                                                                   ------------
                            Hong Kong  13.3%
    HK           582,000    Cheung Kong Holdings Ltd...........................................................       5,173,250
    HK         3,642,000    China Overseas Land & Investment Ltd. .............................................       1,848,193
    HK            81,000    Cross Harbour Tunnel Co., Ltd. ....................................................         176,463
    HK           271,258    Dairy Farm International Holdings Ltd..............................................         218,363
    HK             6,000    Dickson Concepts (International) Ltd...............................................          22,497
    HK         1,154,000    aEast Asiatic Co. (Hong Kong), Ltd. (The)..........................................         119,361
    HK         1,904,000    aFu Hui Jewellery Co. (H.K.), Ltd..................................................         177,242
    HK           530,679    Great Wall Electronic International Ltd. ..........................................          65,867
    HK         1,284,000    Hang Lung Development Co., Ltd. ...................................................       2,822,160
    HK           770,000    Hongkong Electric Holdings Ltd. ...................................................       2,558,536
    HK           776,951    Hopewell Holdings Ltd. ............................................................         502,263
    HK           214,241    HSBC Holdings, Plc ................................................................       4,584,251
    HK            42,000    IMC Holdings Ltd. .................................................................          22,264
    HK            34,000    Jardine Matheson Holdings, Ltd.....................................................         224,400
    HK           194,625    Jardine Strategic Holdings, Ltd....................................................         704,543
    HK            21,625    aJardine Strategic Holdings Ltd., warrants.........................................           8,650
    HK           119,000    JCG Holdings, Ltd..................................................................         116,161
    HK         2,109,297    K Wah International Holdings, Ltd. ................................................         520,881
    HK           187,320    aK Wah International Holdings, Ltd., warrants......................................          12,109
    HK         1,203,600    Lai Sun Development Co., Ltd. .....................................................       1,820,689
    HK           216,200    aLai Sun Development Co., Ltd., warrants...........................................          27,953
                            Hong Kong (cont.)
    HK           379,000    Lai Sun Garment International Ltd..................................................       $ 602,715
    HK         1,450,000    Laws International Holdings Ltd....................................................         226,841
    HK           700,000    aLuks Industrial Co., Ltd..........................................................          68,783
    HK           140,000    aLuks Industrial Co., Ltd., warrants...............................................           5,159
    HK           754,886    New World Development Co., Ltd. ...................................................       5,099,592
    HK           456,000    NG Fund Hong Ltd...................................................................         409,749
    HK         1,626,000    aS. Megga International Holdings Ltd...............................................         107,216
    HK           324,598    Semi-Tech (Global) Co., Ltd........................................................         537,185
    HK         1,891,400    Sun Hung Kai & Co., Ltd. ..........................................................         484,191
    HK           319,000    Sun Hung Kai Properties Ltd. ......................................................       3,907,848
    HK           155,000    Swire Pacific, Ltd., Class B ......................................................         234,469
    HK         2,123,000    Tian An China Investments Co., Ltd.................................................         304,678
    HK         1,364,000    Tungtex (Holdings) Co., Ltd........................................................         149,900
    HK           294,000    Wheelock & Co., Ltd................................................................         838,154
    HK         1,228,000    Wing Shan International, Ltd.......................................................         169,883
    HK         3,582,000    aWo Kee Hong Holdings, Ltd.........................................................         291,765
    HK           716,400    aWo Kee Hong Holdings, Ltd., warrants..............................................           7,966
    HK           300,000    aYaohan Hongkong Corp., Ltd........................................................          12,024
    HK         2,298,000    Yue Yuen Industrial (Holdings), Ltd................................................         876,476
                                                                                                                   ------------
                                                                                                                     36,060,690
                                                                                                                   ------------
                            India  1.6%
    IN            74,000    Arvind Mills, Ltd..................................................................         250,794
    IN             4,000    Bharat Petroleum Corp., Ltd........................................................          33,250
    IN             1,300    Bombay Dyeing & Manufacturing Co., Ltd.............................................           4,007
    IN             9,000    Bses, Ltd..........................................................................          51,841
    IN            51,950    Cochin Refineries, Ltd.............................................................         143,460
    IN            18,350    Grasim Industries, Ltd., Ord INR10.................................................         214,083
    IN            73,200    Great Eastern Shipping Co., Ltd....................................................          69,422
    IN             4,775    Hindalco Industries................................................................          87,442
    IN            21,300    Hindustan Organic Chemicals, Ltd...................................................          18,121
    IN            44,000    Hindustan Petroleum Corp., Ltd.....................................................         407,475
    IN            35,000    aIndia Cements, Ltd................................................................          87,866
    US            10,000    India Cements, Ltd., GDR...........................................................          25,000
    IN            20,000    Indian Aluminium Co., Ltd..........................................................          84,937
    IN            55,000    Indian Petrochemicals Corp., Ltd...................................................         184,484
    IN            18,350    Indian Rayon and Industries, Ltd...................................................         153,556
    IN            88,500    Indo Gulf Fertilisers & Chemicals Corp., Ltd.......................................          71,590
    IN           135,050    Industrial Credit & Inv. Corp. of India (ICICI)....................................         221,316
    IN           159,300    Industrial Development Bank of India...............................................         386,585
    IN            66,700    ITC Bhadrachalam Paperboards, Ltd..................................................         109,771
    IN            45,000    Larsen and Toubro, Ltd.............................................................         274,582
    IN           105,300    National Aluminium Co., Ltd........................................................          91,054
    IN            19,200    Oriental Bank of Commerce..........................................................          41,640
    IN            41,600    Reliance Industries, Ltd...........................................................         235,849
    IN           157,500    Shipping Corporation of India, Ltd.................................................         112,029
    IN           133,000    Steel Authority of India, Ltd......................................................          68,633
    US            45,000    Steel Authority of India Ltd., GDR, reg. S.........................................         432,585
    IN             9,100    aSterlite Industries (India), Ltd..................................................          49,434
    IN            34,150    Tata Chemicals, Ltd................................................................         164,082

                            India (cont.)
    IN            33,000    Tata Iron & Steel Co., Ltd.........................................................       $ 150,732
    IN             2,000    Wockhardt..........................................................................          11,367
                                                                                                                   ------------
                                                                                                                      4,236,987
                                                                                                                   ------------
                            Indonesia  5.2%
    US            46,000    aAsia Pulp & Paper Co., Ltd., ADR..................................................         523,250
    ID           506,000    PT Bank Dagang Nasional Indonesia, fgn.............................................         514,141
    ID            81,000    PT Bank Danamon, fgn...............................................................          76,302
    ID           371,000    PT Bank PDFCI, fgn. ...............................................................         345,555
    ID         2,259,000    PT Barito Pacific Timber, fgn. ....................................................       1,386,770
    ID           150,000    PT BBL Dharmala Finance, fgn. .....................................................         184,166
    ID           997,500    aPT Charoen Pokphand Indonesia, fgn................................................       1,103,289
    ID           449,000    PT Dharmala Intiland, fgn..........................................................         665,326
    ID         2,085,000    PT Gadjah Tunggal, fgn.............................................................         904,795
    ID          201,000     PT Gajah Surya Multi Finance, fgn..................................................         121,264
    ID           829,600    PT Ganda Wangsa Utama, fgn.........................................................         298,544
    ID           104,000    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................          75,953
    ID            12,000    PT Inter-Pacific Bank, fgn.........................................................           8,510
    ID           880,000    PT Jakarta International Hotel & Development, fgn..................................         633,362
    ID           337,500    PT Japfa Comfeed Indonesia, fgn. ..................................................         214,331
    ID         441,750      PT Multibreeder Adirama, fgn.......................................................         163,646
    ID           376,630    PT Pabrik Kertas Tjiwi Kimia, fgn..................................................         374,717
    ID           766,900    PT Panasia Indosyntec, fgn.........................................................         186,692
    ID           350,000    PT Polysindo Eka Perkasa, fgn......................................................         200,042
    ID         1,310,400    PT Pudjiadi Prestige, Ltd., fgn....................................................         471,566
    ID           621,500    PT Sinar Mas Agro Resources & Technology Corp., fgn................................         440,733
    ID         3,099,250    PT Sinar Mas Multi Artha, fgn......................................................       2,591,456
    ID           349,000    PT Sumalindo Lestari Jaya, fgn.....................................................         258,573
    ID           658,320    PT Summarecon Agung, fgn. .........................................................         222,970
    ID           430,000    PT Tambang Timah (Persero), fgn....................................................         782,811
    ID           292,000    PT Ultra Jaya Milk, fgn............................................................         135,986
    ID            68,200    PT Unggul Indah Corp., fgn.........................................................          69,297
    ID           583,000    PT United Tractors, fgn............................................................       1,221,782
                                                                                                                   ------------
                                                                                                                     14,175,829
                                                                                                                   ------------
                            Israel  1.5%
    IL            34,730    Agis Industries, Ltd...............................................................         254,357
    IL           569,083    Bank Hapoalim BM...................................................................         901,636
    IL           280,327    Clal Industries, Ltd...............................................................       1,340,198
    IL            16,748    Discount Investment Corp...........................................................       1,073,995
    IL             4,732    First International Bank of Israel.................................................         545,955
    IL              265a    Koor Industries, Ltd...............................................................          23,090
                                                                                                                   ------------
                                                                                                                      4,139,231
                                                                                                                   ------------
                            Malaysia  3.0%
    MY          628,000a    Aokam Perdana, Bhd.................................................................         743,504
    MY           418,000    Berjaya Singer, Bhd................................................................         628,945
    MY            89,000    Berjaya Singer, Bhd., fgn..........................................................         133,914
    MY           154,000    Boustead Holdings, Bhd., fgn.......................................................         344,526
    MY            50,000    Federal Flour Mills, Bhd. .........................................................         124,728
    MY           152,000    Hong Leong Industries, Bhd.........................................................         517,600
    MY           91,200a    Hong Leong Industries, Bhd., new...................................................         308,755
    MY           38,000a    Hong Leong Industries, Bhd., warrants, fgn.........................................           9,028
                            Malaysia (cont.)
    MY            44,000    Island & Peninsula, Bhd., fgn......................................................       $ 147,218
    MY           179,000    Leader Universal Holdings, Bhd.....................................................         375,648
    MY           282,666    Malaysian International Shipping Corp., Bhd., fgn..................................         839,436
    MY           529,000    MBF Capital, Bhd...................................................................         858,800
    MY           237,500    Perlis Plantations, Bhd., fgn......................................................         738,220
    MY           796,000    Renong, Bhd........................................................................       1,412,029
    MY           16,750a    Renong, Bhd., warrants.............................................................           8,224
    MY            26,800    Renong, 4%, conv., 9/9/01..........................................................          11,248
    MY           732,000    Shangri-La Hotels (Malaysia), Bhd..................................................         689,828
    MY           123,000    Shangri La Hotels (Malaysia), Bhd., fgn............................................         115,914
                                                                                                                   ------------
                                                                                                                      8,007,565
                                                                                                                   ------------
                            Mexico  10.7%
    MX         1,524,000    Cementos Mexicanos, SA de CV (Cemex), Class B......................................       5,943,445
    MX        3,341,085a    Cifra, SA, Class C ................................................................       4,074,494
    US            38,400    Coca Cola Femsa, SA de CV, ADR.....................................................       1,108,800
    MX           181,938    Cydea, SA de CV....................................................................         327,035
    MX          110,034a    DESC, SA, Class B..................................................................         601,050
    MX            2,292a    DESC, SA, Class C..................................................................          12,505
    MX           250,000    Fomento Economico Mexicano, SA de CV, Class B......................................         857,470
    MX            13,429    Grupo Carso, SA de CV..............................................................          70,796
    MX          899,000a    Grupo Financiero Banamex Accival, SA, Class B......................................       1,898,041
    MX          894,137a    Grupo Financiero Banamex Accival, SA, Class L......................................       1,760,559
    MX        5,650,000a    Grupo Financiero Bancomer, SA de CV, Class B.......................................       2,260,861
    MX          941,259a    Grupo Financiero Bancomer, SA de CV, Class L.......................................         316,862
    MX        1,882,816a    Grupo Financiero Serfin, SA, Class B...............................................         648,175
    MX            97,000    Telmex-Telefonos de Mexico, SA, Class L............................................         159,942
    US           228,200    Telmex-Telefonos de Mexico, SA, Class L, ADR.......................................       7,530,600
    MX           905,849    Vitro, SA .........................................................................       1,645,534
                                                                                                                   ------------
                                                                                                                     29,216,169
                                                                                                                   ------------
                            Philippines  0.2%
    PH          600,000a    Keppel Philippine Holdings, Inc., Class B..........................................          66,160
    PH        2,198,000a    Philex Minning Corp., Class B .....................................................         250,722
    PH           20,000a    Philippine National Bank ..........................................................         237,643
    PH           435,000    RFM Corp. .........................................................................          74,430
                                                                                                                   ------------
                                                                                                                        628,955
                                                                                                                   ------------
                            Poland  0.9%
    PL            64,955    Bank Gdanski, SA...................................................................         844,954
    PL           69,000a    Bank Inicjatyw Gospodarczch, SA, Class G...........................................          96,254
    PL            13,638    Bank Przemyslowo-Handlowy, SA......................................................         879,902
    PL             9,000    Elektrim Towarzystwo Handlowe, SA..................................................          81,607
    PL            18,000    Mostostal Export, SA...............................................................          42,687
    PL            17,410    Polifarb Ceiszyu, SA...............................................................          96,540
    PL           10,000a    Raciborska Fabryka Kotlow, SA......................................................          56,846
    PL            10,000    Warta, SA..........................................................................         162,168
    PL             1,242    Wielkopolski Bank Kredytowy, SA....................................................           8,403
    PL            11,072    Zaklady Cementowo Wapiennicze Gorazdze Chorula.....................................         276,086
                                                                                                                   ------------
                                                                                                                      2,545,447
                                                                                                                   ------------

                            Portugal  4.3%
    PT           386,194    Banco Comercial Portugues, SA......................................................     $ 5,093,626
    PT           162,680    Banco Espirito Santo e Comercial de Lisboa.........................................       2,862,245
    PT            63,454    Banco Totta & Acores, SA...........................................................       1,196,643
    PT           13,774a    BPI Socieda de Gestora de Participacoes Socias ....................................         162,570
    PT            36,248    BPI Socieda de Gestora de Participacoes Socias, SA.................................         451,201
    US            99,840    Espirito Santo Financial Holding, SA, ADR..........................................       1,322,880
    PT            75,000    Portucel Industrial Empresa Product de Celulose, SA................................         435,343
    PT             3,000    Portugal Telecom, SA...............................................................          85,521
    PT            7,010a    Sociedade Portuguesa de Celulose, SA...............................................         187,174
                                                                                                                   ------------
                                                                                                                     11,797,203
                                                                                                                   ------------
                            Singapore  3.1%
    SG           246,000    Acer Computer International, Ltd...................................................         423,120
    SG           22,000a    Acer Computer International, Ltd., warrants........................................          10,340
    SG           184,000    Acma, Ltd., fgn....................................................................         397,113
    SG           46,000a    Acma, Ltd., fgn., warrants.........................................................          29,422
    SG            18,000    British American Tobacco, Ltd......................................................          77,181
    SG           109,000    First Capital Corp., Ltd...........................................................         328,722
    SG           238,000    First Capital Corp., Ltd., fgn.....................................................         717,759
    SG            72,000    GP Batteries International, Ltd. ..................................................         239,040
    SG           18,000a    GP Batteries International, Ltd., warrants.........................................          22,860
    SG         1,172,000    Hai Sun Hup Group, Ltd.............................................................         862,688
    SG           167,000    Hinds Hotels International, Ltd....................................................         213,628
    SG           191,000    Hinds Hotels International, Ltd., fgn..............................................         244,329
    SG           100,000    Hour Glass, Ltd. ..................................................................          72,894
    SG           241,000    Inchcape, Bhd., fgn................................................................         837,033
    SG           107,500    Isetan (Singapore), Ltd., fgn......................................................         232,393
    SG           194,000    Jurong Shipyard, fgn...............................................................         977,417
    SG            78,000    Natsteel, Ltd. ....................................................................         177,260
    SG           476,000    Natsteel, Ltd., fgn................................................................       1,081,741
    SG          177,000a    Osprey Maritime, Ltd...............................................................         269,428
    SG           142,000    Sembawang Corp., Ltd...............................................................         750,947
    SG           148,000    WBL Corp., Ltd.....................................................................         346,916
                                                                                                                   ------------
                                                                                                                      8,312,231
                                                                                                                   ------------
                            Slovak Republic  0.2%
    SS             3,600    Nafta Gbely, AS....................................................................         179,649
    SS            19,010    Slovnaft, AS.......................................................................         462,754
                                                                                                                   ------------
                                                                                                                        642,403
                                                                                                                   ------------
                            South Africa  3.3%
    ZA            10,685    Anglo American Industrial Corp., Ltd...............................................         387,113
    ZA            21,497    Anglo American Platinum Corp., Ltd.................................................         127,507
    ZA            13,000    Anglovaal Industried, Ltd..........................................................          58,769
    ZA              715a    Anglovaal Industries, Ltd., rights.................................................              55
    ZA           538,000    BTR Dunlop, Ltd....................................................................         583,595
    ZA         1,127,300    Del Monte Royal Foods, Ltd.........................................................       1,132,480
    ZA           319,029    Engen, Ltd.........................................................................       1,704,759
    ZA            33,600    First National Bank Holdings, Ltd..................................................         164,463
    ZA            10,000    Kersaf Investments, Ltd............................................................          91,643
    ZA            32,100    Malbak, Ltd........................................................................         140,654
    ZA           40,000a    McCarthy Retail, Ltd...............................................................         102,597
    ZA            24,000    McCarthy Retail, zero, conv., 9/30/03 .............................................          56,428
                            South Africa (cont.)
    ZA           107,000    Palabora Mining Co., Ltd...........................................................     $ 1,749,599
    ZA            10,234    Potgietersrust Platinums, Ltd......................................................          50,311
    ZA          311,500a    Rainbow Chicken, Ltd...............................................................          58,591
    ZA           118,070    Rembrandt Group, Ltd...............................................................       1,053,633
    ZA             7,800    Reunert, Ltd.......................................................................          25,842
    ZA            58,318    Sappi, Ltd.........................................................................         523,534
    ZA             3,000    South African Breweries, Ltd.......................................................          75,986
    ZA           876,201    South African Iron & Steel Industrial Corp., Ltd...................................         625,523
    ZA           430,685    Sun International, Ltd.............................................................         345,211
                                                                                                                   ------------
                                                                                                                      9,058,293
                                                                                                                   ------------
                            South Korea  2.4%
    KR            12,000    Asia Cement Co., Ltd...............................................................         301,065
    KR            50,000    Boram Bank Co., Ltd................................................................         414,201
    KR            5,430a    Boram Bank Co., Ltd., new..........................................................          42,091
    KR             1,050    BYC Co., Ltd.......................................................................         111,834
    KR            27,375    Central Banking Corp...............................................................         421,154
    KR             5,677    Dae Duck Electronics Co., Ltd......................................................         274,780
    KR            58,682    Daegu Bank Co., Ltd................................................................         700,705
    KR               510    Daehan Synthetic Fiber Co., Ltd. ..................................................          44,361
    KR            21,000    Dongkuk Steel Mill Co., Ltd........................................................         415,030
    KR             1,000    Hae In Corp., Ltd..................................................................          44,734
    US           28,902a    Hana Bank, GDR.....................................................................         437,287
    KR             3,950    Hankook Cosmetics Co., Ltd.........................................................          88,817
    KR            44,390    Korea First Bank...................................................................         224,839
    KR            54,000    Korea Kumho Petrochemical..........................................................         447,337
    KR            25,810    Kyong Nam Bank.....................................................................         283,146
    KR             1,000    Moon Bae Steel Co., Ltd............................................................          23,077
    KR            75,000    Ssangyong Oil Refining Co., Ltd....................................................       1,642,012
    KR            41,447    Tong Yang Merchant Bank............................................................         465,972
                                                                                                                   ------------
                                                                                                                      6,382,442
                                                                                                                   ------------
                            Sri Lanka
    LK            36,000    Associated Motorways, Ltd. ........................................................          17,134
    LK             8,000    John Keells Holdings, Ltd..........................................................          27,675
                                                                                                                   ------------
                                                                                                                         44,809
                                                                                                                   ------------
                            Taiwan
    ZU           62,000a    United Microelectronics Corp.......................................................          87,927
                                                                                                                   ------------
                            Thailand  2.2%
    TH            30,800    American Standard Sanitaryware (THB) Public Co., Ltd., fgn.........................         408,329
    TH             3,900    Ayudhya Insurance Public Co., Ltd..................................................          30,110
    TH            43,600    Ayudhya Insurance Public Co., Ltd., fgn............................................         336,614
    TH            15,000    Bangkok Bank Public Co., Ltd.......................................................         111,713
    TH             4,900    Bangkok Insurance, fgn.............................................................          69,547
    TH             3,300    Bangkok Land Public Co., Ltd.......................................................           1,383
    TH           580,500    Bangkok Land Public Co., Ltd., fgn.................................................         645,101
    TH           138,000    Charoen Pokphand Feedmill Public Co., Ltd..........................................         430,476
    TH           253,000    Chareon Pokphand Feedmill Public Co., Ltd., fgn....................................         917,453
    TH            16,000    Hua Thai Manufacturing Public Co., Ltd.............................................          42,424
    TH           124,650    Karat Sanitaryware Public Co., Ltd., fgn...........................................         145,205
    TH            50,700    Kian Gwan Public Co., Ltd., fgn....................................................         137,396
                            Thailand (cont.)
    TH           13,000a    Land and House Public Co., Ltd.....................................................        $ 88,201
    TH            53,000    Regional Container Lines Public Co., Ltd., fgn.....................................         512,517
    TH          313,500a    Royal Ceramic Industry Public Co., Ltd., fgn.......................................         226,146
    TH            80,700    Saha Pathanapibul Public Co., Ltd., fgn............................................         188,801
    TH           168,600    Saha Union Public Co., Ltd.........................................................         144,631
    TH           390,000    Saha Union Public Co., Ltd., fgn...................................................         349,762
    TH            42,600    Sanyo Universal Electric Public Co., Ltd...........................................         134,547
    TH             5,200    Sanyo Universal Electric Public Co., Ltd., fgn.....................................          16,424
    TH             2,900    Siam Cement Co., Ltd.(The), fgn....................................................          90,915
    TH           150,000    Siam City Bank Public Co., Ltd., fgn...............................................         140,373
    TH            8,000a    Siam Commercial Bank, Ltd., loc. ..................................................          52,406
    TH            23,200    Sino-Thai Engineering & Construction Public Co.....................................          60,610
    TH            87,100    Sino-Thai Engineering & Construction Public Co., fgn...............................         227,548
    TH           116,410    Thai Asahi Glass Public Co., Ltd...................................................         130,499
    TH            18,000    Thai Farmers Bank Public Co., Ltd..................................................          87,733
    TH            43,000    Thai Rayon Public Co., Ltd.........................................................         163,476
    TH             2,300    Thai Rayon Public Co., Ltd., fgn...................................................          12,556
    TH            26,400    Thai Wacoal Public Co., Ltd., fgn..................................................         116,580
    TH             8,450    Thai Wah Public Co., Ltd., fgn.....................................................           5,107
    TH             4,500    United Motor Works (Siam) Public Co., Ltd..........................................          15,002
                                                                                                                   ------------
                                                                                                                      6,039,585
                                                                                                                   ------------
                            Turkey  5.3%
    TR        37,837,500    Akbank.............................................................................       5,146,179
    TR        1,704,000a    Alarko Sanayii ve Ticaret, SA......................................................         235,685
    TR        2,075,000a    Alcatel Teletas Endustri Tic, AS...................................................         147,326
    TR         4,688,000    Anadolu Anonim Turk Sigorta Sirketi................................................         207,491
    TR         4,324,971    Arcelik, AS .......................................................................         438,678
    TR           312,000    Bagfas.............................................................................          70,484
    TR         4,348,086    Beko Elektronik, AS................................................................         410,953
    TR         1,580,000    Borusan, AS........................................................................          99,069
    TR         3,223,070    Cimentas Izmir Cimento Fabrikasi Turk, AS..........................................         341,773
    TR         1,515,000    Cimsa Cimento Sanayi ve Ticaret, AS................................................         139,696
    TR           201,000    Erciyas Biracilik..................................................................          21,777
    TR        17,375,000    Eregli Demir ve Celik Fabrikalari, AS .............................................       2,082,757
    TR         1,970,571    Izocam Ticaret ve Sanayii, AS......................................................         130,826
    TR         4,291,666    Koc Holding, AS....................................................................         751,882
    TR         3,446,800    Koc Yatirim ve Sanayii Mamullesi Pazarlanca, AS....................................         659,485
    TR         1,620,528    Marshall Boya ve Vernik Sanayii, AS................................................         124,024
    TR         1,958,000    Netas Northern Electric Telekomunic Asyon, AS......................................         442,333
    TR           699,200    Otosan Otomobil Sanayii, AS .......................................................         283,677
    TR           280,000    Petkim Petrokimya Holding, AS......................................................         112,310
    TR         1,907,865    Tat Konserve Sanayii, AS...........................................................         285,872
    TR       15,009,350a    Tofas Turk Otomobil Fabrikasi, AS..................................................         588,195
    TR         2,584,450    Trakya Cam Sanayii, AS.............................................................         131,069
    TR         4,169,996    Turk Demir Dokum...................................................................         376,818
    TR        23,861,400    Turkiye Garanti Bankasi, AS .......................................................       1,078,108
    TR         2,141,344    Vakif Finansal Kiralama, AS .......................................................          82,929
                                                                                                                   ------------
                                                                                                                     14,389,396
                                                                                                                   ------------

                            Venezuela  2.5%
    VE           256,080    Ceramica Carabobo CA, Class A......................................................       $ 279,601
    US           154,000    Ceramica Carabobo CA, Class A, ADR.................................................         168,145
    VE         2,765,696    Consolidada Carabobo, Class B......................................................         112,658
    VE         1,198,018    Electricidad de Caracas............................................................       1,214,986
    VE            60,000    Industrias Ventane.................................................................          40,063
    VE           10,000a    Manufacturera de Aparatos Domesticos, SA...........................................          11,045
    US           387,000    Mavesa, SA, ADR....................................................................       2,591,349
    VE            50,000    Siderurgica Venezolana Sivensa Saica Svs...........................................          37,585
    US           241,650    Siderurgica Venezolana Sivensa Saica Svs., ADR.....................................         908,238
    US           22,878b    Siderurgica Venezolana Sivensa SAICA Svs., ADR, Class B, new.......................          78,661
    VE           361,600    Vencemos de Cementos, SA...........................................................         987,034
    VE           110,240    Venezolana de Cementos-Vencemos #2.................................................         293,970
                                                                                                                   ------------
                                                                                                                      6,723,335
                                                                                                                   ------------
                            Zimbabwe  0.2%
    ZW            14,000    Delta Corp.........................................................................          49,057
    ZW            25,000    Ta Holdings........................................................................           4,034
    ZW           587,000    Transarchipel Shipping, Ltd.- TSL..................................................         378,902
    ZW             2,646    Zimbabwe Sun, Ltd..................................................................             988
                                                                                                                   ------------
                                                                                                                        432,981
                                                                                                                   ------------
                                  Total Common Stocks, Rights and Warrants (Cost $205,898,556).................     224,400,671
                                                                                                                   ------------
                            Preferred Stocks  7.5%
                            Brazil  7.4%
    BR      110,000,000a    Banco do Brazil, SA, pfd...........................................................         952,748
    BR      264,298,700a    Banespa-Banco do Estado de Sao Paulo, SA, pfd......................................       1,271,767
    BR         4,496,000    Brasmotor, SA, pfd.................................................................       1,248,288
    BR         2,975,700    Copene-Petroquimica do Nordeste, SA, Class A, pfd..................................       1,145,491
    BR        50,115,800    Duratex, SA, pfd...................................................................       1,880,970
    BR        11,529,000    Eletrobras-Centrais Eletricas Brasileiras, SA, Class B, pfd........................       4,282,739
    BR         1,484,200    Itausa-Investimentos Itau, SA, pfd.................................................       1,114,114
    BR          362,700a    Mannesmann, SA, pfd................................................................          52,358
    BR        46,537,000    Petrobras-Petroleo Brasileiro, SA, pfd.............................................       7,412,062
    BR        30,878,000    Unibanco-Uniao de Bancos Brasileiros, SA, pfd......................................       1,007,376
                                                                                                                   ------------
                                                                                                                     20,367,913
                                                                                                                   ------------
                            South Africa  0.1%
    ZA          747,600a    Rainbow Chicken Ltd., conv., pfd...................................................         153,403
                                                                                                                   ------------
                                  Total Preferred Stocks (Cost $19,127,504)....................................      20,521,316
                                                                                                                   ------------
                                  Total Long Term Investments (Cost $225,026,060)..............................     244,921,987
                                                                                                                   ------------
                Face
               Amount
                            Short Term Investments  10.1%
    US       $27,804,000    U S Treasury Bills, with maturities through 3/27/97 (Cost $27,567,030).............      27,569,514
                                                                                                                   ------------
                                      Total Investments  100.1% (Cost $252,593,090) ...........................     272,491,501
                                      Liabilities in Excess of Other Assets  (0.1%) ...........................        (393,080)
                                                                                                                   ------------
                                      Net Assets  100.0% ......................................................    $272,098,421
                                                                                                                   ============


                            At December 31, 1996, the net unrealized
                             depreciation based on the cost of investments for
                             income tax purposes of $252,696,690 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost .......................................    $ 46,909,792
                              Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value .......................................     (27,114,981)
                                                                                                                   ------------
                              Net unrealized appreciation .....................................................    $ 19,794,811
                                                                                                                   ============

CURRENCY LEGEND:
AR   - Argentina
BR   - Brazil
CN   - China
CS   - Czech Republic
GR   - Greece
HK   - Hong Kong
ID   - Indonesia
IL   - Israel
IN   - India
KR   - South Korea
LK   - Sri Lanka
MX   - Mexico
MY   - Malaysia
PH   - Philippines
PL   - Poland
PT   - Portugal
SG   - Singapore
SS   - Slovak Republic
TH   - Thailand
TR   - Turkey
US   - United States
VE   - Venezuela
ZA   - South Africa
ZU   - Taiwan
ZW   - Zimbabwe

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*       Rights        Templeton Global Growth Fund                                                            (Note 1)
                             Common Stocks & Rights  85.1%

                             Argentina  2.2%
    AR           681,655     Inversiones y Representacion.......................................................    $ 2,188,506
    US            1,400b     Inversiones y Representacion, GDR..................................................         44,625
    US            50,000     Telecom Argentina Stet France, SA, ADR.............................................      2,018,750
    US           386,900     Transportadora de Gas del Sur, SA, Class B, ADR....................................      4,739,525
    US           155,000     YPF Sociedad Anonima, ADR..........................................................      3,913,750
                                                                                                                   ------------
                                                                                                                     12,905,156
                                                                                                                   ------------
                             Australia  3.2%
    AU         1,070,707     Coles Myer, Ltd., Class A..........................................................      4,408,443
    AU         2,129,730     HIH Winterthur International Holdings, Ltd.........................................      5,332,366
    AU            34,179     Pacific BBA, Ltd...................................................................        120,350
    AU         2,149,000     Pacific Dunlop, Ltd. ..............................................................      5,466,020
    AU           712,750     RGC, Ltd...........................................................................      3,166,897
                                                                                                                   ------------
                                                                                                                     18,494,076
                                                                                                                   ------------
                             Austria  1.6%
    AT            30,000     Boehler Uddeholm, AG...............................................................      2,146,715
    AT            35,400     Evn Energie-Versorgung Niederoesterreich, AG.......................................      5,327,732
    AT            13,000     VA Technologies, AG, Bearer certificate............................................      2,039,934
                                                                                                                   ------------
                                                                                                                      9,514,381
                                                                                                                   ------------
                             Bermuda  2.3%
    US            80,000     Ace, Ltd...........................................................................      4,810,000
    US           255,000     Partnerre, Ltd.....................................................................      8,670,000
                                                                                                                   ------------
                                                                                                                     13,480,000
                                                                                                                   ------------
                             Brazil  0.6%
    BR       129,100,000     Companhia Siderurgica Nacional.....................................................      3,665,143
                                                                                                                   ------------
                             Canada  0.9%
    CA           119,700     Intrawest Corp.....................................................................      2,141,324
    CA            74,000a    Newbridge Networks Corp............................................................      2,090,500
    CA           195,000     Primex Forest Products, Ltd. ......................................................      1,124,822
                                                                                                                   ------------
                                                                                                                      5,356,646
                                                                                                                   ------------
                             China  1.0%
    CN        23,000,000     Shanghai Hai Xing Shipping Co., Class H............................................      2,676,320
    CN        13,356,000     Yizheng Chemical Fibre Co., Ltd., Class H..........................................      3,246,400
                                                                                                                   ------------
                                                                                                                      5,922,720
                                                                                                                   ------------
                             Czech Republic  1.0%
    US           171,000b    Komercni Banka, AS, GDR............................................................      4,688,820
    CZ             9,000a    SPT Telecom, AS....................................................................      1,120,615
                                                                                                                   ------------
                                                                                                                      5,809,435
                                                                                                                   ------------
                             Denmark  1.0%
    DK           110,200     Tele Danmark, AS, Class B..........................................................      6,081,678
                                                                                                                   ------------
                             Ecuador  0.2%
    US               400b    La Cemento Nacional CA, GDR........................................................         91,600
    US             3,600b    La Cemento Nacional CA, GDR........................................................        824,400
                                                                                                                   ------------
                                                                                                                        916,000
                                                                                                                   ------------
                             Finland  2.4%
    FI           145,000a    Enso OY, Class R...................................................................      1,175,761
    FI           270,000     Metsa Serla OY, Class B............................................................      2,025,000
    FI           130,000     Nokia, AB, Class A.................................................................      7,545,652
                             Finland (cont.)
    FI            65,000     Outokumpu OY, Class A .............................................................    $ 1,109,239
    FI            88,000a    UPM-Kymmene Corp. .................................................................      1,846,087
                                                                                                                   ------------
                                                                                                                     13,701,739
                                                                                                                   ------------
                             France  6.7%
    FR            30,490     Alcatel Alsthom, SA ...............................................................      2,450,961
    FR           157,102     AXA, SA ...........................................................................      9,998,777
    FR           126,500     Banque Nationale de Paris .........................................................      4,898,978
    FR            23,792     Compagnie Generale D' Industrie Et de Participati .................................      6,566,317
    US           112,708     Pechiney, SA, ADR .................................................................      2,254,160
    FR            83,000     Pechiney, SA, Class A .............................................................      3,480,077
    FR             5,388a    Sa des Galeries Lafayette .........................................................      1,918,273
    FR            41,972     Societe Elf Aquitane, SA ..........................................................      3,823,216
    FR            32,029     Union du Credit Bail Immobilier Unibail ...........................................      3,187,457
                                                                                                                   ------------
                                                                                                                     38,578,216
                                                                                                                   ------------
                             Germany  0.4%
    DD             6,300     Volkswagen, AG ....................................................................      2,616,640
                                                                                                                   ------------
                             Greece  0.5%
    GR            36,266     Alpha Credit Bank .................................................................      2,307,876
    US             5,867     Alpha Credit Bank, ADR.............................................................        373,340
                                                                                                                   ------------
                                                                                                                      2,681,216
                                                                                                                   ------------
                             Hong Kong  4.3%
    HK           800,000     Cheung Kong Holdings, Ltd. ........................................................      7,110,996
    HK         1,608,500     Hongkong Electric Holdings, Ltd. ..................................................      5,344,683
    HK           278,149     HSBC Holdings, Plc. ...............................................................      5,951,730
    HK           800,000     Jardine Strategic Holdings, Ltd. ..................................................      2,896,000
    HK         3,600,000     Shun Tak Holdings .................................................................      2,397,052
    HK           150,000     Swire Pacific, Ltd., Class A ......................................................      1,430,280
    HK            75,000     Swire Pacific, Ltd., Class B ......................................................        113,453
                                                                                                                   ------------
                                                                                                                     25,244,194
                                                                                                                   ------------
                             Hungary  0.6%
    US           256,358b    MOL Magyar Olay - Es Gazipari RT, GDS .............................................      3,204,475
                                                                                                                   ------------
                             India  0.3%
    GB           720,000a    India Fund, (The), Class B ........................................................      1,060,746
    US            37,000b    Larsen and Toubro, Ltd., GDR ......................................................        539,275
                                                                                                                   ------------
                                                                                                                      1,600,021
                                                                                                                   ------------
                             Indonesia  0.3%
    ID           305,700a    Asia Pacific Resources International, Class A .....................................      1,719,563
                                                                                                                   ------------
                             Italy  1.6%
    IT           896,800     Banca Fideuram, SPA ...............................................................      1,971,067
    IT         1,745,200     Fiat, SpA .........................................................................      5,262,077
    IT           962,290     Telecom Italia, SPA, di Risp ......................................................      1,913,789
                                                                                                                   ------------
                                                                                                                      9,146,933
                                                                                                                   ------------
                             Japan  2.0%
    JP           230,000     Daito Trust Construction Co., Ltd. ................................................      2,561,955
    JP           603,500     Hitachi, Ltd. .....................................................................      5,628,011
    JP           200,000     Matsushita Electric Industrial Co., Ltd. ..........................................      3,263,967
                                                                                                                   ------------
                                                                                                                     11,453,933
                                                                                                                   ------------
                             Mexico  1.7%
    MX           176,000     Alfa, SA de CV, Class A ...........................................................      $ 812,703
    US           901,000a    Alfa, SA de CV, Class A, ADR ......................................................      4,160,487
    MX         1,900,000a    Cifra, SA, Class B ................................................................      2,317,073
    US            86,400     Telefonos de Mexico, SA, Class L, ADR .............................................      2,851,200
                                                                                                                   ------------
                                                                                                                     10,141,463
                                                                                                                   ------------
                             Netherlands  1.5%
    NL            56,500     European Vinyls Corp., International, NV ..........................................      1,793,339
    NL           105,188     Ing Groep, NV .....................................................................      3,789,571
    NL            50,000     Koninklijke Frans Maas Groep, NV ..................................................      2,056,183
    NL            40,000     Koninklijke Nedlloyd, NV ..........................................................      1,098,175
                                                                                                                   ------------
                                                                                                                      8,737,268
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ           583,873     Fisher & Paykel, Ltd. .............................................................      2,290,864
                                                                                                                   ------------
                             Norway  0.5%
    NO           180,600     Helikopter Services Group, ASA ....................................................      2,350,235
    NO            45,000a    Nycomed, AS, Class B ..............................................................        691,439
                                                                                                                   ------------
                                                                                                                      3,041,674
                                                                                                                   ------------
                             Philippines  0.9%
    PH        19,923,321     Metro Pacific Corp., MDI ..........................................................      4,924,015
                                                                                                                   ------------
                             South Africa  0.5%
    ZA           200,000     Rustenburg Platinum Holdings, Ltd. ................................................      2,735,920
                                                                                                                   ------------
                             South Korea  1.1%
    KR             5,961a    Byuck San Corp., rights ...........................................................          2,822
    KR            17,000     Byucksan Development Co., Ltd. ....................................................        205,207
    KR            11,227     Keumkang Co., Ltd. ................................................................        511,526
    KR           100,000     Pacific Chemical Co., Ltd. ........................................................      1,976,331
    KR            19,560     Pohang Iron & Steel Co., Ltd. .....................................................      1,213,791
    KR           123,920     Shinhan Bank Co., Ltd. ............................................................      1,983,728
    KR             1,000     Tae Kwang Industrial Co., Ltd. ....................................................        331,953
                                                                                                                   ------------
                                                                                                                      6,225,358
                                                                                                                   ------------
                             Spain  2.9%
    ES             4,400     Banco Popular Espanol, SA .........................................................        864,240
    ES            75,000     Banco Santander, SA ...............................................................      4,800,693
    ES            63,900     Cristaleria Espanola, SA ..........................................................      5,020,451
    ES           450,000     Iberdrola, SA .....................................................................      6,377,816
                                                                                                                   ------------
                                                                                                                     17,063,200
                                                                                                                   ------------
                             Sweden  4.1%
    SE            35,000     Asea, AB, Class A .................................................................      3,951,700
    SE           192,100     Assidomaen, AB ....................................................................      5,351,877
    SE           722,500     Munksjo, AB .......................................................................      7,309,911
    SE            12,400b    Nordbanken, AB ....................................................................        375,463
    SE           190,000     Skandia Foersaekrings, AB, free ...................................................      5,376,951
    SE            68,000     Volvo, AB, Class B ................................................................      1,500,620
                                                                                                                   ------------
                                                                                                                     23,866,522
                                                                                                                   ------------

                             Switzerland  3.0%
    CH             2,200     Kuoni Reisen Holding, AG, Class B .................................................    $ 5,341,801
    CH             4,160a    Novartis, AG ......................................................................      4,764,494
    CH             3,000     Societe Generale de Surveillance Holdings, Ltd., bearer certificate ...............      7,373,926
                                                                                                                   ------------
                                                                                                                     17,480,221
                                                                                                                   ------------
                             Thailand
    TH            26,800a    MDX Public Co., Ltd. ..............................................................         20,639
                                                                                                                   ------------
                             United Kingdom  6.3%
    GB           121,606     BICC ..............................................................................      1,397,983
    US           655,100a,b  British Energy, Ltd., ADR .........................................................      1,649,702
    GB         1,376,200     British Gas, Plc. .................................................................      5,292,714
    GB         1,074,500     British Telecommunications, Plc. ..................................................      7,261,628
    GB         1,180,000     BTR, Plc. .........................................................................      5,740,912
    GB           135,000     BTR, Plc., Class A ................................................................        620,221
    GB         1,455,000a    Cordiant, Plc. ....................................................................      2,567,324
    GB         1,396,100     Dawson International, Plc. ........................................................      1,375,197
    GB           466,666     Lex Service, Plc. .................................................................      2,542,224
    GB           256,000     London Pacific Group, Ltd. ........................................................        918,765
    GB           249,000     McBride, Plc. .....................................................................        580,121
    GB           320,554     National Power, Plc. ..............................................................      2,685,286
    GB           225,493     Safeway, Plc. .....................................................................      1,560,612
    GB           275,300     W.H. Smith Group ..................................................................      2,025,582
                                                                                                                   ------------
                                                                                                                     36,218,271
                                                                                                                   ------------
                             United States  29.1%
    US            85,000     A T & T Corp. .....................................................................      3,697,500
    US            97,400     A.G. Edwards, Inc. ................................................................      3,275,075
    US           294,000     Archer Daniels Midland Co. ........................................................      6,468,000
    US           339,000a    Banner Aerospace, Inc. ............................................................      2,923,875
    US           230,000a    Bay Networks, Inc. ................................................................      4,801,250
    US            27,000     Citicorp ..........................................................................      2,781,000
    US           169,500     Dayton-Hudson Corp. ...............................................................      6,652,875
    US           109,300     Dean Witter Discover & Co. ........................................................      7,241,125
    US            84,800a    DSC Communications Corp. ..........................................................      1,515,800
    US            58,500     Entergy Corp. .....................................................................      1,623,375
    US           156,000     Federal National Mortgage Association .............................................      5,811,000
    US            90,000     Ford Motor Co. ....................................................................      2,868,750
    US           136,500a    Fruit of the Loom, Inc., Class A ..................................................      5,169,938
    US            89,000     General Growth Properties .........................................................      2,870,250
    US            60,000     General Motors Corp. ..............................................................      3,345,000
    US            66,000     General Motors Corp., Class H .....................................................      3,712,500
    US            34,000     Georgia-Pacific Corp. .............................................................      2,448,000
    US            70,000     Goodyear Tire & Rubber Co. ........................................................      3,596,250
    US           269,000     Highwood Properties, Inc., REIT ...................................................      9,078,750
    US            34,700     Horizon Group Inc. ................................................................        689,663
    US            52,800     Houghton Mifflin Co. ..............................................................      2,989,800
    US           250,000a    Humana, Inc. ......................................................................      4,781,250
    US            14,600     IBP, Inc. .........................................................................        354,050
    US            35,200     International Business Machines Corp. .............................................      5,315,200
    US            48,900a    Landstar System, Inc. .............................................................      1,136,925
    US            97,902     Limited, Inc. .....................................................................      1,798,949
    US            27,547     Lucent Technologies Inc. ..........................................................      1,274,049
                             United States (cont.)
    US            42,000     Merrill Lynch & Co., Inc. .........................................................    $ 3,423,000
    US           100,000     Motorola, Inc. ....................................................................      6,137,500
    US            32,000     National Health Investors, Inc. ...................................................      1,212,000
    US           157,000a    OMI Corp. .........................................................................      1,373,750
    US            50,000     Owens Corning .....................................................................      2,131,250
    US            70,000     PECO Energy Co. ...................................................................      1,767,500
    US           151,700     Pharmacia & Upjohn ................................................................      6,011,113
    US           150,000a    Pinnacle Systems Inc. .............................................................      1,575,000
    US           150,000     Post Properties Inc. ..............................................................      6,037,500
    US            24,000     Reliastar Financial Corp. .........................................................      1,386,000
    US            80,000     Rouse Co. .........................................................................      2,540,000
    US           130,000a    Syms Corp. ........................................................................      1,105,000
    US           120,000     Torchmark Corp. ...................................................................      6,060,000
    US           127,467     Travelers, Inc. ...................................................................      5,783,800
    US           172,200     U.S. West Communications Group ....................................................      5,553,450
    US           114,200     UNUM Corp. ........................................................................      8,250,950
    US            81,000     Valero Energy Corp. ...............................................................      2,318,625
    US           115,000     Weeks Corp. .......................................................................      3,823,750
    US           240,000     Wheelabrator Technologies, Inc. ...................................................      3,900,000
                                                                                                                   ------------
                                                                                                                    168,610,387
                                                                                                                   ------------
                                   Total Common Stocks & Rights (cost $409,794,932).............................    493,447,967
                                                                                                                   ------------
                             Preferred Stocks  4.4%
                             Australia  0.8%
    AU         1,093,400     News Corp. Ltd. ...................................................................      4,866,895
                                                                                                                   ------------
                             Brazil  2.3%
    BR       258,441,822     Banco Bradesco, SA, pfd. ..........................................................      1,872,839
    BR       151,938,238     Cemig-Cia Energetica de Minas Gerais, pfd..........................................      5,176,223
    BR         1,952,000     Coteminas Cia Tecidos Norte de Minas, pfd. ........................................        622,946
    US            75,000     Telebras-Telecomunicacoes Brasileiras, SA, pfd., ADR ..............................      5,737,500
                                                                                                                   ------------
                                                                                                                     13,409,508
                                                                                                                   ------------
                             Greece  0.4%
    GR           374,380     Michaniki, SA, pfd. ...............................................................      2,481,096
                                                                                                                   ------------
                             Italy  0.8%
    IT         2,203,300     Concessioni e Costruzioni Autostrade, SpA, Class B, pfd. ..........................      4,331,025
                                                                                                                   ------------
                             Mexico  0.1%
    US             6,500     Nacional Financiera, SA, 11.25%, 5/15/98, cvt. pfd. ...............................        221,000
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $20,478,167) ...................................     25,309,524
                                                                                                                   ------------
                                   Total Common Stocks, Rights & Preferred Stocks (Cost $430,273,099) ..........    518,757,491
                                                                                                                   ------------
                Face
               Amount
                             Convertible Bonds  1.3%
                             Italy  0.8%
    US       $ 4,950,000     Government of Italy, cvt., 5.00%, 6/28/01 .........................................      4,888,125
                                                                                                                   ------------
                             Mexico  0.2%
    US         1,210,000     Empresas ICA Sociedad Controladora, SA, cvt., 5.00%, 3/15/04 ......................        840,950
                                                                                                                   ------------
                             Switzerland  0.1%
    US           365,000     C.S. Holding Finance BV, cvt., 4.875%, 11/19/02 ...................................        573,050
                                                                                                                   ------------
                             Thailand  0.2%
    US       $ 3,602,000     MDX Public Co., Ltd., cvt., 4.75%, 9/17/03 ........................................    $ 1,386,770
                                                                                                                   ------------
                                   Total Convertible Bonds (Cost $7,798,236) ...................................      7,688,895
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $438,071,335) .............................    526,446,386
                                                                                                                   ------------
                       h     Receivables from Repurchase Agreements 10.7%
              44,353,000     Aubrey G. Lanston & Co., 6.75%, 01/02/97, (Maturity Value $45,728,142)
                              (Cost $61,988,000)
                              Collateral: U.S. Treasury Notes, 6.875%, 7/31/99 .................................     45,711,000
              16,075,000     Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $16,283,104)
                              Collateral: U.S. Treasury Notes, 6.25%, 7/31/98 ..................................     16,277,000
                                                                                                                   ------------
                                    Total Receivables From Repurchase Agreements ...............................     61,988,000
                                                                                                                   ------------
                                       Total Investments (Cost $500,059,335)  101.5% ...........................    588,434,386
                                       Liabilities in Excess of Other Assets  (1.5%) ...........................     (8,556,999)
                                                                                                                   ------------
                                       Net Assets  100.0%.......................................................   $579,877,387
                                                                                                                   ============

                             At December 31, 1996, the net unrealized
                              appreciation based on the cost of investments for
                              income tax purposes of $500,072,682 was as
                              follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................   $110,740,401
                               Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value .......................................    (22,378,697)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................   $ 88,361,704
                                                                                                                   ============

COUNTRY LEGEND:
AR     - Argentina
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CN     - China
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece
HK     - Hong Kong
ID     - Indonesia
IN     - India

IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherland
NO     - Norway
NZ     - New Zealand
PH     - Philippines
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa

PORTFOLIO ABBREVIATION:
REIT   - Real Estate Investment Trust

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
Country*       Shares        Templeton Global Asset Allocation Fund                                                   (Note 1)
                             Common Stocks  55.5%

                             Argentina  0.3%
    US             2,000     Telecom Argentina Stet France, SA, ADR ............................................       $ 80,750
    US             6,900     Transportadora de Gas del Sur, SA, Class B, ADR ...................................         84,525
                                                                                                                   ------------
                                                                                                                        165,275
                                                                                                                   ------------
                             Australia  1.2%
    AU            60,707     Coles Myer, Ltd., Class A .........................................................        249,950
    AU            95,654     HIH Winterthur International Holdings, Ltd. .......................................        239,496
    AU            42,439     Pacific BBA, Ltd. .................................................................        149,435
    AU             2,550     Pacific Dunlop, Ltd. ..............................................................          6,486
    AU            10,182     RGC, Ltd. .........................................................................         45,241
                                                                                                                   ------------
                                                                                                                        690,608
                                                                                                                   ------------
                             Austria  0.9%
    AT            1,060b     Boehler Uddeholm, AG ..............................................................         75,851
    AT             3,000     Evn Energie-Versorgung Niederoesterreich, AG ......................................        451,503
                                                                                                                   ------------
                                                                                                                        527,354
                                                                                                                   ------------
                             Bermuda  1.9%
    US             8,400     Ace, Ltd. .........................................................................        505,050
    US            17,500     Partnerre, Ltd. ...................................................................        595,000
                                                                                                                   ------------
                                                                                                                      1,100,050
                                                                                                                   ------------
                             Brazil  2.0%
    US             7,500     Cia Energetica de Minas Gerais, ADR ...............................................        255,510
    BR        16,300,000     Companhia Siderurgica Nacional ....................................................        462,756
    US             7,700     Companhia Siderurgica Nacional, ADR ...............................................        218,603
    US            12,600     Lojas Americanas, SA, ADR .........................................................        166,125
                                                                                                                   ------------
                                                                                                                      1,102,994
                                                                                                                   ------------
                             Canada  1.1%
    CA            20,200     Hudsons Bay Co. ...................................................................        337,761
    CA            15,200     Intrawest Corp. ...................................................................        271,914
                                                                                                                   ------------
                                                                                                                        609,675
                                                                                                                   ------------
                             Chile  0.2%
    US             4,800     Madeco Manufacturera de Cobre, SA, ADR ............................................        116,400
                                                                                                                   ------------
                             China  0.7%
    HK           286,000     Shanghai Pechemical Co., Ltd., Class H ............................................         86,896
    HK         1,332,000     Yizheng Chemical Fibre Co., Ltd., Class H .........................................        323,765
                                                                                                                   ------------
                                                                                                                        410,661
                                                                                                                   ------------
                             Colombia  0.1%
    US             5,000a,b  Cementos Paz del Rio, SA, ADR .....................................................         63,750
                                                                                                                   ------------
                             Czech Republic  0.4%
    CZ             2,000a    SPT Telecom, AS ...................................................................        249,026
                                                                                                                   ------------
                             Denmark  0.4%
    DK             4,000     Tele Danmark, AS, Class B .........................................................        220,751
                                                                                                                   ------------
                             Ecuador  0.7%
    US               400     La Cemento Nacional CA, GDR .......................................................         91,600
    US             1,400b    La Cemento Nacional CA, GDR .......................................................        320,600
                                                                                                                   ------------
                                                                                                                        412,200
                                                                                                                   ------------
                             Egypt  0.9%
    EG            31,299a    Suez Cement Co. ...................................................................        507,367
                                                                                                                   ------------
                             Finland  0.9%
    FI            10,000a    Enso OY, Class R ..................................................................       $ 81,087
    FI             3,750     Metsa Serla OY, Class B ...........................................................         28,125
    FI             5,000     Nokia, AB, Class A ................................................................        290,217
    FI             4,200a    UPM-Kymmene Corp. .................................................................         88,109
                                                                                                                   ------------
                                                                                                                        487,538
                                                                                                                   ------------
                             France  4.0%
    FR            12,331     AXA, SA ...........................................................................        784,808
    FR             9,000     Banque Nationale de Paris .........................................................        348,544
    FR             7,418     Regie Nationale des Usines Renault, SA ............................................        159,519
    FR             9,700     Rhone-Poulenc, SA, Class A ........................................................        330,941
    FR             1,805     Societe Elf Aquitane, SA ..........................................................        164,417
    FR             2,556     Total, SA, Class B ................................................................        208,029
    FR             2,500     Union du Credit Bail Immobilier Unibail ...........................................        248,795
                                                                                                                   ------------
                                                                                                                      2,245,053
                                                                                                                   ------------
                             Germany  0.3%
    DD               360     Volkswagen, AG ....................................................................        149,522
                                                                                                                   ------------
                             Greece  0.3%
    GR             3,066     Alpha Credit Bank .................................................................        195,112
                                                                                                                   ------------
                             Hong Kong  2.2%
    HK            32,000     Cheung Kong Holdings, Ltd. ........................................................        284,440
    HK           111,000     Grand Hotel Holdings, Ltd. ........................................................         46,642
    HK         1,114,960     Hon Kwok Land Investment Co., Ltd. ................................................        432,462
    HK             7,963     Peregrine Investments Holdings, Ltd. ..............................................         13,641
    HK           244,000     Shun Tak Holdings .................................................................        162,467
    HK           774,000     Yue Yuen Industrial (Holdings), Ltd. ..............................................        295,210
                                                                                                                   ------------
                                                                                                                      1,234,862
                                                                                                                   ------------
                             Hungary  0.3%
    US            12,107b    MOL Magyar Olay - Es Gazipari, RT, GDS ............................................        151,337
                                                                                                                   ------------
                             Indonesia  0.5%
    US            19,300a    Asia Pacific Resources International, Class A .....................................        108,562
    ID             1,000     PT Bank Bali, fgn. ................................................................          2,498
    ID           154,000     PT Lippo Bank, fgn. ...............................................................        149,958
                                                                                                                   ------------
                                                                                                                        261,018
                                                                                                                   ------------
                             Irish Republic  0.7%
    GB            42,733     Bank of Ireland ...................................................................        390,552
                                                                                                                   ------------
                             Italy  0.4%
    IT            74,700     Banca Fideuram, SpA ...............................................................        164,182
    IT            10,000     STET (Sta Finanziaria Telefonica Torino), SpA .....................................         45,468
                                                                                                                   ------------
                                                                                                                        209,650
                                                                                                                   ------------
                             Japan  0.8%
    JP            12,000     Daito Trust Construction Co., Ltd. ................................................        133,667
    JP             5,000     Matsushita Electric Industrial Co., Ltd. ..........................................         81,599
    JP             3,500     Nintendo Co., Ltd. ................................................................        249,331
                                                                                                                   ------------
                                                                                                                        464,597
                                                                                                                   ------------
                             Mexico  1.4%
    MX            26,800     Alfa, SA de CV, Class A ...........................................................        123,753
    MX            58,000a,b  Alfa, SA de CV, Class A ...........................................................        267,823
                             Mexico (cont.)
    MX            96,200a    Cifra, SA, Class B ................................................................      $ 117,317
    US             3,000a    Empresas ICA Sociedad Controladora, SA, ADR .......................................         43,875
    US             6,709     Telmex-Telefonos de Mexico, SA, Class L, ADR ......................................        221,397
                                                                                                                   ------------
                                                                                                                        774,165
                                                                                                                   ------------
                             Netherlands  0.5%
    NL             5,097     Ing Groep, NV .....................................................................        183,628
    NL             2,900     Philips Electronics, NV ...........................................................        117,579
                                                                                                                   ------------
                                                                                                                        301,207
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ            51,300     Ceramico Corp., Ltd. ..............................................................         48,960
    US             9,000a    Tranz Rail Holdings, Ltd., ADR ....................................................        159,187
                                                                                                                   ------------
                                                                                                                        208,147
                                                                                                                   ------------
                             Norway  0.5%
    NO            14,800     Elkem, AS .........................................................................        243,650
    NO             1,700     Hafslund, ASA, Class B ............................................................         11,648
    NO             1,700a    Nycomed, ASA, Class B .............................................................         26,121
                                                                                                                   ------------
                                                                                                                        281,419
                                                                                                                   ------------
                             Russia  0.5%
    US            10,000b    Mosenergo, ADR ....................................................................        308,000
                                                                                                                   ------------
                             South Africa
    ZA               400     Rustenburg Platinum Holdings, Ltd. ................................................          5,472
                                                                                                                   ------------
                             South Korea  0.4%
    KR             9,000     Korea Long Term Credit Bank .......................................................        158,557
    KR               940     Pohang Iron & Steel Co., Ltd. .....................................................         58,331
                                                                                                                   ------------
                                                                                                                        216,888
                                                                                                                   ------------
                             Spain  0.9%
    ES             9,500     Dragados y Construcciones, SA .....................................................        146,351
    ES            20,500     Iberdrola, SA .....................................................................        290,545
    ES             1,750     Telefonica de Espana, SA ..........................................................         40,641
                                                                                                                   ------------
                                                                                                                        477,537
                                                                                                                   ------------
                             Sweden  2.7%
    SE             2,300     Electrolux, AB, Class B ...........................................................        133,551
    SE               165a    Fastighets Naeckebro, AB, Class A .................................................          2,831
    SE             5,000     Marieberg Tidnings, AB, Class A ...................................................        122,437
    SE             9,575     Mo Och Domsjoe, AB, Class B .......................................................        269,566
    SE            18,000b    Nordbanken, AB.....................................................................        545,027
    SE            13,800     Skandia Foersaekrings, AB .........................................................        390,536
    SE             1,650     Svenska Handelsbanken, Class A ....................................................         47,420
                                                                                                                   ------------
                                                                                                                      1,511,368
                                                                                                                   ------------
                             Switzerland  1.6%
    CH             4,085     CS Holding ........................................................................        419,640
    CH                70     Kuoni Reisen Holding, AG, Class B .................................................        169,966
    CH               115     Societe Generale de Surveillance Holdings, Ltd. ...................................        282,667
                                                                                                                   ------------
                                                                                                                        872,273
                                                                                                                   ------------
                             Thailand  0.2%
    TH            30,000     Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................        108,789
                                                                                                                   ------------
                             United Kingdom  4.4%
    GB            66,780     British Energy, Ltd. ..............................................................      $ 168,168
    US            47,700a,b  British Energy, Ltd., ADR .........................................................        120,120
    GB            40,000     British Gas, Plc. .................................................................        153,836
    GB            65,000     British Telecommunications, Plc. ..................................................        439,279
    GB            23,400     BTR, Plc. .........................................................................        113,845
    GB            45,000a    Cordiant, Plc. ....................................................................         79,402
    GB            13,500     Dawson International, Plc. ........................................................         13,298
    GB            76,100     Invesco, Plc. .....................................................................        338,300
    GB            21,666     Lex Service, Plc. .................................................................        118,028
    GB           118,414     Railtrack Group, Plc. .............................................................        786,059
    US             7,000     Sea Containers, Ltd., Class A .....................................................        109,375
    GB             2,200     W.H. Smith Group ..................................................................         16,187
                                                                                                                   ------------
                                                                                                                      2,455,897
                                                                                                                   ------------
                             United States  20.8%
    US             7,000     AT&T Corp. ........................................................................        304,500
    US             1,100     A.G. Edwards, Inc. ................................................................         36,987
    US             2,860     AK Steel Holding Corp., REIT ......................................................        113,327
    US            16,800     Archer Daniels Midland Co. ........................................................        369,600
    US            33,026a    Bay Networks, Inc. ................................................................        689,418
    US             5,900     Beacon Properties Corp. ...........................................................        216,087
    US             6,800     Carramerica Realty Corp. ..........................................................        198,900
    US             2,400     Citicorp ..........................................................................        247,200
    US             5,000     Crescent Real Estate Equities Co., REIT ...........................................        263,750
    US            11,100     Dayton-Hudson Corp. ...............................................................        435,675
    US            10,000     Dean Witter Discover & Co. ........................................................        662,500
    US            15,200     Entergy Corp. .....................................................................        421,800
    US            12,450a    Fruit of the Loom, Inc., Class A ..................................................        471,544
    US             2,700     General Motors Corp. ..............................................................        150,525
    US             3,100     General Motors Corp., Class H .....................................................        174,375
    US             2,500     Georgia-Pacific Corp. .............................................................        180,000
    US             3,600     Goodyear Tire & Rubber Co. ........................................................        184,950
    US            12,200a    Healthsource, Inc. ................................................................        160,125
    US            16,600     Highwoods Properties, Inc., REIT ..................................................        560,250
    US            12,000     Horizon Group, Inc. ...............................................................        238,500
    US             9,500     Houghton Mifflin Co. ..............................................................        537,938
    US            18,200a    Humana, Inc. ......................................................................        348,075
    US             3,500     International Business Machines Corp. .............................................        528,500
    US           13,000a     Landstar System, Inc. .............................................................        302,250
    US             2,268     Lucent Technologies, Inc. .........................................................        104,895
    US             2,000     Merrill Lynch & Co., Inc. .........................................................        163,000
    US             5,300     Motorola, Inc. ....................................................................        325,287
    US             8,000     Oregon Steel Mills, Inc. ..........................................................        134,000
    US             1,800     PECO Energy Co. ...................................................................         45,450
    US             5,200a    Pinnacle Systems, Inc. ............................................................         54,600
    US             7,600     Post Properties, Inc., REIT .......................................................        305,900
    US            12,000     Presidential Life Corp. ...........................................................        144,750
    US            13,500     Rouse Co. .........................................................................        428,625
    US            15,000     Summit Properties, Inc., REIT .....................................................        331,875
    US            17,500     Sun Co., Inc. .....................................................................        426,563
    US             1,400     Texas Utilties Co. ................................................................         57,050
    US             7,000     Torchmark Corp. ...................................................................        353,500
                             United States (cont.)
    US             4,000     UNUM Corp. ........................................................................      $ 289,000
    US             1,000     U.S. West Communications Group ....................................................         32,250
    US             2,400     Valero Energy Corp. ...............................................................         68,700
    US             7,100     Walbro Corp. ......................................................................        129,575
    US             7,500     Weeks Corp. .......................................................................        249,375
    US            17,000     Wheelabrator Technologies, Inc. ...................................................        276,250
                                                                                                                   ------------
                                                                                                                     11,717,421
                                                                                                                   ------------
                                   Total Common Stocks (Cost $26,378,839) ......................................     31,203,935
                                                                                                                   ------------
                             Preferred Stocks  1.5%
                             Argentina  1.2%
    US             4,700     Cia de Inversiones en Telecomunicaciones, SA, pfd. cvt. ...........................        246,750
    US             7,800b    Cia Inversiones Telecomunicaciones, SA, pfd., cvt. ................................        409,500
                                                                                                                   ------------
                                                                                                                        656,250
                                                                                                                   ------------
                             Greece  0.3%
    GR            29,990     Michaniki, SA, pfd. ...............................................................        198,750
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $921,813).......................................        855,000
                                                                                                                   ------------
                                   Total Common Stocks and Preferred Stocks (Cost $27,300,652)..................     32,058,935
                                                                                                                   ------------
               Face
              Amount
                             Bonds  28.1%
                             Argentina  1.4%
    US         $ 100,000     Bridas Corp., Yankee, 12.50%, 11/18/99 ............................................        107,750
    US           100,000b    Industrias Metalurgicas Pescarmona,11.75%, 03/27/98 ...............................        103,000
    US           100,000     Republic of Argentina, 6.375%, FRN, 03/31/23 ......................................         77,125
    US           160,000     Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 .............................        102,000
    US           200,000     Republic of Argentina, 11.00%, 10/09/06 ...........................................        211,000
    US           200,000     Republic of Argentina, 9.25%, 02/23/01 ............................................        202,000
                                                                                                                   ------------
                                                                                                                        802,875
                                                                                                                   ------------
                             Australia  2.1%
    AU         1,240,000     Government of Australia, 10.00%, 10/15/02 .........................................      1,118,454
    AU             7,971     HIH Winterthur International Holdings, Ltd., 8.00%, 11/02/01 ......................         33,706
                                                                                                                   ------------
                                                                                                                      1,152,160
                                                                                                                   ------------
                             Brazil  1.3%
    US           150,000b    Centrais Electricas Brasileiras, SA, 10.00%, 10/30/98 .............................        156,000
    US           100,000     Government of Brazil, 5.00%, 04/15/24 .............................................         63,000
    US           250,000     Government of Brazil, 6.50%, 04/15/24 .............................................        192,969
    US           430,000     Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ......................        327,069
                                                                                                                   ------------
                                                                                                                        739,038
                                                                                                                   ------------
                             Canada  0.8%
    CA           480,000     Government of Canada, 10.25%, 02/01/04 ............................................        433,404
                                                                                                                   ------------
                             Denmark  1.2%
    DK           235,000     Government of Denmark, 8.00%, 05/15/03 ............................................         44,203
    DK         1,320,000     Kingdom of Denmark, 8.00%, 11/15/01 ...............................................        248,803
    DK         2,000,000     Kingdom of Denmark, 9.00%, 11/15/00 ...............................................        386,993
                                                                                                                   ------------
                                                                                                                        679,999
                                                                                                                   ------------
                             Ecuador  0.5%
    US           400,000     Republic of Ecuador, disc, FRN, 6.50%, 02/28/25 ...................................        276,000
                                                                                                                   ------------
                             Germany  0.4%
    DD         $ 100,000     Deutsche Bundespost, 7.75%, 10/01/04 ..............................................       $ 72,993
    DD            65,000     Federal Republic of Germany, 6.50%, 07/15/03 ......................................         44,928
    DD            80,000     Federal Republic of Germany, Bundes, 8.25%, 09/20/01 ..............................         59,533
    DD            85,000     Federal Republic of Germany, Bundesobl, 6.625%, 01/20/98 ..........................         57,160
                                                                                                                   ------------
                                                                                                                        234,614
                                                                                                                   ------------
                             Indonesia  0.2%
    US            87,000     PT Polysindo International Finance Co., Series B, 11.375%, 06/15/06 ...............         93,851
                                                                                                                   ------------
                             Irish Republic  0.1%
    IR            35,000     Republic of Ireland, 6.25%, 10/18/04 ..............................................         58,549
                                                                                                                   ------------
                             Italy  3.4%
    IT       490,000,000     Buoni Poliennali del Tes, 10.50%, 09/1/05..........................................        386,247
    IT       640,000,000     Buoni Poliennali del Tes, 10.50%, 11/01/00 ........................................        476,369
    US           490,000     Government of Italy, 5.00%, 06/28/01, cvt..........................................        483,875
    IT       780,000,000     Government of Italy, 10.50%, 07/15/00 .............................................        576,459
                                                                                                                   ------------
                                                                                                                      1,922,950
                                                                                                                   ------------
                             Mexico  2.5%
    US           130,000     Bancomer, SA, 8.00%, 07/07/98 .....................................................        130,162
    US           200,000b    Cemex, SA, 10.75%, 07/15/00 .......................................................        211,750
    US         1,000,000     United Mexican States, 11.375%, 09/15/16 ..........................................      1,053,750
                                                                                                                   ------------
                                                                                                                      1,395,662
                                                                                                                   ------------
                             Netherlands  0.6%
    NL           500,000     Netherlands Govt., 7.00%, 03/15/99, 1 & 2..........................................        309,875
                                                                                                                   ------------
                             New Zealand  1.0%
    NZ           690,000     Government of New Zealand, 10.00%, 03/15/02 .......................................        548,081
                                                                                                                   ------------
                             Philippines  0.5%
    US           270,000     Phillipine Long Distance Telephone Co., 9.25%, 06/30/06 ...........................        288,900
                                                                                                                   ------------
                             Poland  0.7%
    US           400,000b    Poland Communications Inc., 9.875%, 11/01/03 ......................................        397,500
                                                                                                                   ------------
                             Spain  1.1%
    ES        55,020,000     Government of Spain, 12.25%, 03/25/00 .............................................        502,374
    ES        13,580,000     Spain Govt., 10.15%, 01/31/06 .....................................................        123,996
                                                                                                                   ------------
                                                                                                                        626,370
                                                                                                                   ------------
                             Sweden  1.2%
    SE           500,000     Government of Sweden, 6.00%, 02/09/05 .............................................         71,050
    SE         1,900,000     Kingdom of Sweden, 10.25%, 05/05/03 ...............................................        339,932
    SE        19,020,000     Kingdom of Sweden, 11.30%, 01/15/02 ...............................................        177,080
    SE           300,000     Sweden Kingdom, 13.00%, 06/15/01 ..................................................         56,381
                                                                                                                   ------------
                                                                                                                        644,443
                                                                                                                   ------------
                             Trinidad and Tobago  0.3%
    US           170,000b    Sei Holdings IX Inc., 11.00%, 11/30/00 ............................................        182,750
                                                                                                                   ------------
                             United Kingdom  1.8%
    GB           235,000     United Kingdom, 8.00%, 12/07/00 ...................................................        413,647
    GB            80,000     United Kingdom, stk., 10.00%, 09/08/03 ............................................        155,463
    GB           235,000     United Kingdom, stk., 10.50%, 05/19/99 ............................................        432,770
                                                                                                                   ------------
                                                                                                                      1,001,880
                                                                                                                   ------------
                             United States  5.7%
    US         $ 405,000     U.S. Treasury Bonds, 6.375%, 08/15/02 .............................................      $ 407,785
    US           380,000     U.S. Treasury Notes, 7.875%, 11/15/99 .............................................        398,288
    US           380,000     U.S. Treasury Notes, 8.50%, 02/15/00 ..............................................        405,888
    US         1,000,000     U.S. Treasury Notes, 6.125%, 07/31/00 .............................................      1,000,313
    US         1,010,000     U.S. Treasury Notes, 6.25%, 08/31/00 ..............................................      1,014,104
                                                                                                                   ------------
                                                                                                                      3,226,378
                                                                                                                   ------------
                             Venezuela  1.4%
    US           250,000     Republic of Venezuela, 6.75%, 03/31/20, Par Bond, Series B.........................        191,250
    US           500,000     Republic of Venezuela, Series A, 6.75%, 03/31/20 ..................................        382,500
    US           250,000     Venezuela DCB, 6.50%, FRN, 12/18/07 ...............................................        220,312
                                                                                                                   ------------
                                                                                                                        794,062
                                                                                                                   ------------
                                   Total Bonds (Cost $15,552,515)...............................................     15,809,341
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $42,853,167)...............................     47,868,276
                                                                                                                   ------------
                       h     Receivables From Repurchase Agreements  13.9%
    US         7,830,000     Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,840,939) (Cost $7,838,000)
                              Collateral: U.S. Treasury Notes, 6.75%, 05/15/97 .................................      7,838,000
                                                                                                                   ------------
                                       Total Investments (Cost $50,691,167)  99.0%..............................     55,706,276
                                       Other Assets and Liabilities, Net  1.0%..................................        567,850
                                                                                                                   ------------
                                       Net Assets  100.0% ......................................................    $56,274,126
                                                                                                                   ============

                             At December 31, 1996, the unrealized appreciation
                              based on the cost of investments for income tax
                              purposes of $50,691,167 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................    $ 5,912,883
                               Aggregate gross unrealized depreciation for all investments which
                              there was an excess of tax cost over value .......................................       (897,774)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................    $ 5,015,109
                                                                                                                   ============

COUNTRY LEGEND:
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
EG     - Egypt
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece

HK     - Hong Kong
ID     - Indonesia
IR     - Irish Republic
IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherlands
NO     - Norway
NZ     - New Zealand
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
REIT   - Real Estate Investment Trust
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Small Cap Fund                                                                                      (Note 1)
                 Common Stocks  91.0%

                 Commercial Services  1.5%
      46,150a    Labor Ready, Inc. ............................................................................       $ 623,025
      72,200     Norrell Corp. ................................................................................       1,967,450
                                                                                                                   ------------
                                                                                                                      2,590,475
                                                                                                                   ------------
                 Consumer Products Durables  4.6%
      56,650a    Belmont Homes, Inc. ..........................................................................         545,256
      80,000a    Cannondale Corp. .............................................................................       1,800,000
     106,250     Clayton Homes, Inc. ..........................................................................       1,434,375
      79,500a    Galoob Toys, Inc. ............................................................................       1,113,000
      75,000a    K2, Inc. .....................................................................................       2,062,500
      21,700a    RockShox, Inc. ...............................................................................         314,650
      49,500a    Southern Energy Homes, Inc. ..................................................................         569,250
                                                                                                                   ------------
                                                                                                                      7,839,031
                                                                                                                   ------------
                 Consumer Products Non-Durables  3.8%
       3,200a    Consolidated Cigar Holdings, Inc. ............................................................          79,200
      79,000a    Designer Holdings, Ltd. ......................................................................       1,273,875
     100,000a    Donna Karan International, Inc. ..............................................................       1,412,500
      26,000a    Scholastic Corp. .............................................................................       1,748,500
      41,000a    Tommy Hilfiger Corp. .........................................................................       1,968,000
                                                                                                                   ------------
                                                                                                                      6,482,075
                                                                                                                   ------------
                 Consumer Services  2.9%
      95,000a    CapStar Hotel Co. ............................................................................       1,864,375
     105,000a    Prime Hospitality Corp. ......................................................................       1,693,125
      45,900a    Starbucks Corp. ..............................................................................       1,313,888
      10,100a    Veterinary Centers of America, Inc. ..........................................................         111,100
                                                                                                                   ------------
                                                                                                                      4,982,488
                                                                                                                   ------------
                 Electronic Technology  8.4%
      61,300a    Komag, Inc. ..................................................................................       1,662,763
      35,000a    Lexmark International Group, Inc., Class A ...................................................         966,875
      51,400     Logicon, Inc. ................................................................................       1,876,100
      54,000a    Natural Microsystems Corp. ...................................................................       1,701,000
      42,000a    Newbridge Networks Corp. .....................................................................       1,186,500
      55,000a    Quantum Corp. ................................................................................       1,574,375
     183,000a    Spectralink Corp. ............................................................................         480,375
      98,300a    Tekelec.......................................................................................       1,548,225
      90,000a    Tracor, Inc. .................................................................................       1,912,500
      25,000a    Verilink Corp. ...............................................................................         831,250
     150,000a    Visioneer, Inc. ..............................................................................         675,000
                                                                                                                   ------------
                                                                                                                     14,414,963
                                                                                                                   ------------
                 Energy & Minerals  6.1%
     140,000a,d  Abacan Resource Corp. (Canada)................................................................       1,216,250
      49,000a    Barrett Resources Corp. ......................................................................       2,088,625
     146,400a    Cairn Energy USA, Inc. .......................................................................       1,464,000
      53,000     Devon Energy Corp. ...........................................................................       1,841,750
      32,000a    Input/Output, Inc. ...........................................................................         592,000
       7,900a    National-Oilwell, Inc. .......................................................................         242,925
      40,700a    Parallel Petroleum Corp. .....................................................................         190,781
      74,000a    Titan Exploration, Inc. ......................................................................         888,000
      81,600a    Varco International, Inc. ....................................................................       1,887,000
                                                                                                                   ------------
                                                                                                                     10,411,331
                                                                                                                   ------------
                 Financial Services  7.5%
      64,800a    AmeriCredit Corp. ............................................................................     $ 1,328,400
      46,300     Chartwell Re Corp. ...........................................................................       1,238,525
       6,100a    Delta Financial Corp. ........................................................................         109,800
      65,000a    EVEREN Capital Corp. .........................................................................       1,454,375
      19,400     Executive Risk Inc. ..........................................................................         717,800
      80,000     IPC Holdings Ltd. ............................................................................       1,790,000
     125,000a    Risk Capital Holdings, Inc. ..................................................................       2,421,875
      56,600d    Scor, SA (France).............................................................................       1,992,189
      56,200a    Silicon Valley Bancshares.....................................................................       1,812,450
                                                                                                                   ------------
                                                                                                                     12,865,414
                                                                                                                   ------------
                 Health Care Services  6.7%
      38,600a    Access Health, Inc. ..........................................................................       1,727,350
      95,000a    Amisys Managed Care Systems...................................................................       1,615,000
     153,900a    Capstone Pharmacy Services, Inc. .............................................................       1,750,613
      31,000a    Health Systems International, Inc., Class A ..................................................         767,250
      41,100a    Medic Computer Systems, Inc. .................................................................       1,656,844
     219,000a    Transition Systems, Inc. .....................................................................       3,093,375
      90,000a    U.S. Diagnostic Labs, Inc. ...................................................................         832,500
                                                                                                                   ------------
                                                                                                                     11,442,932
                                                                                                                   ------------
                 Health Technology  5.3%
      70,900a,k  DepoTech Corp. ...............................................................................       1,160,988
      12,400a    Heartport, Inc. ..............................................................................         283,650
      80,000     Mentor Corp. .................................................................................       2,360,000
     210,000a    Neurobiological Technologies, Inc. ...........................................................         787,500
      70,600a    Noven Pharmaceuticals, Inc. ..................................................................         988,400
     245,000a    OrthoLogic Corp. .............................................................................       1,378,125
      50,700a    Penederm, Inc. ...............................................................................         627,413
      26,400a    Pharmacopeia, Inc. ...........................................................................         511,500
      24,300a    Serologicals Corp. ...........................................................................         859,613
                                                                                                                   ------------
                                                                                                                      8,957,189
                                                                                                                   ------------
                 Industrial Services  1.0%
      22,400a    American Buildings Co. .......................................................................         534,800
      25,600     Butler Manufacturing Co. .....................................................................       1,036,800
       6,600a    Waters Corp. .................................................................................         200,475
                                                                                                                   ------------
                                                                                                                      1,772,075
                                                                                                                   ------------
                 Non-Energy Minerals  1.1%
      57,400a    Century Aluminum Co. .........................................................................         990,150
      47,900a    Steel Dynamics, Inc. .........................................................................         916,088
                                                                                                                   ------------
                                                                                                                      1,906,238
                                                                                                                   ------------
                 Producer Manufacturing  4.4%
      60,200     Easco, Inc. ..................................................................................         459,025
     106,400a    Gentex Corp. .................................................................................       2,141,300
      38,000     Pittston Brink's Group........................................................................       1,026,000
      43,700     Roper Industries, Inc. .......................................................................       1,709,763
      56,100a    UCAR International, Inc. .....................................................................       2,110,763
                                                                                                                   ------------
                                                                                                                      7,446,851
                                                                                                                   ------------

                 Real Estate Investment Trust  5.3%
      53,200a    Arden Realty Group, Inc. .....................................................................     $ 1,476,300
      45,000     Bay Apartment Communities, Inc. ..............................................................       1,620,000
      90,300     Equity Inns, Inc. ............................................................................       1,173,900
      50,000     FelCor Suite Hotels, Inc. ....................................................................       1,768,750
      27,400     Omega Healthcare Investors, Inc. .............................................................         911,050
      26,000     Storage Trust Realty..........................................................................         702,000
      98,000     Winston Hotels, Inc. .........................................................................       1,335,250
                                                                                                                   ------------
                                                                                                                      8,987,250
                                                                                                                   ------------
                 Retail  1.9%
       3,200a    Abercrobmbie & Fitch Co. .....................................................................          52,800
      75,000a    AnnTaylor Stores Corp. .......................................................................       1,312,500
      25,500a    Borders Group, Inc. ..........................................................................         914,813
     100,000a    Rent-Way, Inc. ...............................................................................         962,500
                                                                                                                   ------------
                                                                                                                      3,242,613
                                                                                                                   ------------
                 Semiconductors  10.2%
      48,000a    Adaptec, Inc. ................................................................................       1,920,000
      20,000a    Altera Corp. .................................................................................       1,453,750
      33,000a    C-Cube Microsystems, Inc. ....................................................................       1,218,938
      45,500a    Etec Systems, Inc. ...........................................................................       1,740,375
      12,700a    Exar Corp. ...................................................................................         196,850
      56,100a    Lattice Semiconductor Corp. ..................................................................       2,580,600
       55,000    Linear Technology Corp. ......................................................................       2,413,125
      87,600a    Micro Linear Corp. ...........................................................................         755,550
     110,000a    Sierra Semiconductor Corp. ...................................................................       1,650,000
      38,200a    Uniphase Corp. ...............................................................................       2,005,500
      41,000a    Xilinx, Inc. .................................................................................       1,509,313
                                                                                                                   ------------
                                                                                                                     17,444,001
                                                                                                                   ------------
                 Technology Services  11.4%
      49,800a    Affiliated Computer Services, Inc. ...........................................................       1,481,550
      25,000a    Broderbund Software, Inc. ....................................................................         743,750
      94,700a    Business Objects SA, ADR......................................................................       1,278,450
      47,200a    First USA Paymentech, Inc. ...................................................................       1,598,900
      12,400a    Forrester Research, Inc. .....................................................................         319,300
      25,700a    Fractal Design Corp. .........................................................................         269,850
      47,400a    HNC Software, Inc. ...........................................................................       1,487,175
     134,000a    Integrated Systems, Inc. .....................................................................       3,484,000
      61,000a    Mercury Interactive Corp. ....................................................................         793,000
     122,500a    Phoenix Technologies, Ltd. ...................................................................       1,975,313
      20,000a    Rainbow Technologies, Inc. ...................................................................         372,500
      28,000a    Sapient Corp. ................................................................................       1,179,500
      10,000a    SS&C Technologies, Inc. ......................................................................          63,750
      29,463a    Sterling Commerce, Inc. ......................................................................       1,038,571
      48,500a    Sterling Software, Inc. ......................................................................       1,533,813
      52,000a    Symantec Corp. ...............................................................................         754,000
      19,000a    Synopsys, Inc. ...............................................................................         878,750
       4,100a    Versatility Inc. .............................................................................          61,500
       4,900a    West TeleServices Corp. ......................................................................         111,475
      12,400a    White Pine Software, Inc. ....................................................................          89,900
                                                                                                                   ------------
                                                                                                                     19,515,047
                                                                                                                   ------------
                 Transportation  3.5%
      50,000     Air Express International Corp. ..............................................................     $ 1,612,500
      51,000a    Atlantic Coast Airlines, Inc. ................................................................         624,750
      60,000     Expeditors International of Washington, Inc. .................................................       1,380,000
      51,000     Harper Group, Inc. ...........................................................................       1,211,250
      46,000a    Landstar System, Inc. ........................................................................       1,069,500
                                                                                                                   ------------
                                                                                                                      5,898,000
                                                                                                                   ------------
                 Utilities/Communications  5.4%
      68,400a    Bell Cablemedia Plc. .........................................................................       1,060,200
      36,000a    CommNet Cellular..............................................................................       1,003,500
      64,500     HSN, Inc. ....................................................................................       1,531,875
     120,000a    ICG Communications, Inc. .....................................................................       2,115,000
      92,900a    Primus Telecommunications Group, Inc. ........................................................       1,184,475
      92,500a    Rural Cellular Corp. .........................................................................         890,313
     109,600a    Western Wireless Corp. .......................................................................       1,520,700
                                                                                                                   ------------
                                                                                                                      9,306,063
                                                                                                                   ------------
                       Total Common Stock (Cost $145,043,670)..................................................     155,504,036
                                                                                                                   ------------
    Face
   Amount
                 Convertible Corporate Bonds  0.6%
$   825,000b     US Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03 (Cost $1,062,035)...................       1,014,742
                                                                                                                   ------------
                       Total Long Term Investments (Cost $146,105,705).........................................     156,518,778
                                                                                                                   ------------
         h,i     Receivables from Repurchase Agreements  9.6%
  16,198,707     Joint Repurchase Agreements, 6.59%, 01/02/97 Maturity Value $16,483,763) (Cost $16,477,730)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,023,919)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      16,477,730
                                                                                                                   ------------
                           Total Investments (Cost $162,583,435)  101.2%.......................................     172,996,508
                           Liabilities in Excess of Other Assets  (1.2%).......................................      (2,027,538)
                                                                                                                   ------------
                           Net Assets  100%....................................................................    $170,968,970
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $162,646,140 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 19,710,416
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (9,355,635)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 10,354,781
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares       Capital Growth Fund                                                                                   (Note 1)
                Common Stocks  84.5%

                Commercial Services  2.3%
     15,000     Equifax, Inc. ..................................................................................      $ 459,375
     16,000a    Robert Half International, Inc..................................................................        550,000
                                                                                                                   ------------
                                                                                                                      1,009,375
                                                                                                                   ------------
                Consumer Products - Durables  2.5%
      7,000     Duracell International, Inc.....................................................................        489,125
     22,000     Mattel, Inc.....................................................................................        610,500
                                                                                                                   ------------
                                                                                                                      1,099,625
                                                                                                                   ------------
                Consumer Products - Non-Durables  5.9%
      5,000     Campbell Soup Co................................................................................        401,250
     35,000a    Donna Karan International, Inc..................................................................        494,375
      8,000     Hershey Foods Corp..............................................................................        350,000
     25,000     PepsiCo, Inc....................................................................................        731,250
      3,500     Proctor & Gamble Co.............................................................................        376,250
      6,000     The Coca-Cola Co................................................................................        315,750
                                                                                                                   ------------
                                                                                                                      2,668,875
                                                                                                                   ------------
                Consumer Services  3.3%
     15,000a    CUC International, Inc..........................................................................        356,250
      6,000     Disney (Walt) Co................................................................................        417,750
     33,000a    Mirage Resorts, Inc.............................................................................        713,625
                                                                                                                   ------------
                                                                                                                      1,487,625
                                                                                                                   ------------
                Electronic Technology  14.1%
      6,500a    3Com Corp.......................................................................................        476,938
      8,000a    Ascend Communications, Inc......................................................................        497,000
     10,000a    Bay Networks....................................................................................        208,750
     20,000a    Cabletron Systems, Inc..........................................................................        665,000
     14,500a    Cisco Systems, Inc..............................................................................        922,563
      4,000a    Compaq Computer Corp............................................................................        297,000
      8,000     Hewlett-Packard Co..............................................................................        402,000
     10,000a    Imation Corp....................................................................................        281,250
     10,000     Molex, Inc......................................................................................        391,250
     18,000a    Newbridge Networks Corp.........................................................................        508,500
     15,000a    Silicon Graphics, Inc...........................................................................        382,500
      6,000     United Technologies Corp........................................................................        396,000
     12,000a    U.S. Robotics Corp..............................................................................        864,000
                                                                                                                   ------------
                                                                                                                      6,292,751
                                                                                                                   ------------
                Energy & Minerals  4.3%
     15,000a    Barrett Resources Corp..........................................................................        639,375
     27,000     Enron Oil & Gas Co..............................................................................        681,750
      3,500     Royal Dutch Petroleum Co., New York Shares, ADR.................................................        597,625
                                                                                                                   ------------
                                                                                                                      1,918,750
                                                                                                                   ------------
                Financial Services  5.9%
      5,000     American International Group, Inc...............................................................        541,250
      5,000     Citicorp .......................................................................................        515,000
     13,000     Federal National Mortgage Association...........................................................        484,250
     18,000     Schwab (Charles) Corp...........................................................................        576,000
      2,000     Wells Fargo & Co................................................................................        539,500
                                                                                                                   ------------
                                                                                                                      2,656,000
                                                                                                                   ------------

                Health Care Services  2.0%
      5,500a    Oxford Health Plans, Inc........................................................................      $ 322,094
      7,000a    Pacificare Health Systems, Inc., Class B........................................................        596,750
                                                                                                                   ------------
                                                                                                                        918,844
                                                                                                                   ------------
                Health Technology  11.9%
     10,000     Abbott Laboratories.............................................................................        511,250
     12,000     Allergan, Inc...................................................................................        427,500
      7,000     American Home Products Corp.....................................................................        410,375
     10,000a    Amgen, Inc......................................................................................        543,750
     12,000     Baxter International, Inc.......................................................................        492,000
      7,000a    Boston Scientific Corp..........................................................................        420,000
     15,000     Johnson & Johnson...............................................................................        746,250
      7,000     Lilly (Eli) & Co................................................................................        511,000
     27,000     Mentor Corp.....................................................................................        796,500
      6,000     Merck & Co., Inc................................................................................        475,500
                                                                                                                   ------------
                                                                                                                      5,334,125
                                                                                                                   ------------
                Industrial Services  0.7%
      3,000     Schlumberger, Ltd...............................................................................        299,625
                                                                                                                   ------------
                Process Industries  2.9%
      6,000     Air Products and Chemicals, Inc.................................................................        414,750
     11,000     Millipore Corp..................................................................................        455,125
      7,000     Sigma-Aldrich Corp..............................................................................        437,063
                                                                                                                   ------------
                                                                                                                      1,306,938
                                                                                                                   ------------
                Producer Manufacturing  3.3%
      5,000     Emerson Electric Co.............................................................................        483,750
      6,000     Minnesota Mining & Manufacturing Co.............................................................        497,250
     15,000a    U.S. Filter Corp................................................................................        476,250
                                                                                                                   ------------
                                                                                                                      1,457,250
                                                                                                                   ------------
                Retail  1.1%
     10,000     McDonald's Corp.................................................................................        452,500
                                                                                                                   ------------
                Semiconductors  3.4%
      5,000     Intel Corp......................................................................................        654,688
     10,000     Linear Technology Corp..........................................................................        438,750
     12,000a    Xilinx, Inc.....................................................................................        441,750
                                                                                                                   ------------
                                                                                                                      1,535,188
                                                                                                                   ------------
                Software/Technology Services  14.1%
     15,000     Adobe Systems, Inc..............................................................................        560,625
     14,000     Automatic Data Processing, Inc..................................................................        600,250
     15,000a    Broderbund Software, Inc........................................................................        446,250
     17,000     Electronic Data Systems Corp. ..................................................................        735,250
     22,000     First Data Corp.................................................................................        803,000
     22,000a    Informix Corp...................................................................................        448,250
     20,000a    Intuit, Inc.....................................................................................        630,000
      2,400a    Microsoft Corp..................................................................................        198,300
     12,000a    Oracle Corp.....................................................................................        501,000
     21,000a    Sabre Group Holdings, Inc.......................................................................        585,375
     10,000a    Sterling Commerce, Inc..........................................................................        352,500

                Software/Technology Services (cont.)
     13,000a    Sterling Software, Inc..........................................................................      $ 411,124
      1,200a    West TeleServices Corp..........................................................................         27,300
                                                                                                                   ------------
                                                                                                                      6,299,224
                                                                                                                   ------------
                Transportation  2.7%
     22,000     Air Express International Corp..................................................................        709,500
     22,000     Southwest Airlines Co...........................................................................        486,750
                                                                                                                   ------------
                                                                                                                      1,196,250
                                                                                                                   ------------
                Utilities  4.1%
     12,000a    AES Corp........................................................................................        558,000
     25,000a    AirTouch Communications, Inc....................................................................        631,250
      7,000d    Deutsche Telekom (Germany) .....................................................................        147,187
     11,000     GTE Corp........................................................................................        500,500
                                                                                                                   ------------
                                                                                                                      1,836,937
                                                                                                                   ------------
                      Total Long Term Investments (Cost $35,787,432)............................................     37,769,882
                                                                                                                   ------------
    Face
   Amount
                h,iReceivables from Repurchase Agreements  17.7%
$ 7,767,535     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $7,904,293) (Cost $7,901,400)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $970,506)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities, L.L.C., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...........................      7,901,400
                                                                                                                   ------------
                          Total Investments (Cost $43,688,832)  102.2%..........................................     45,671,282
                          Liabilities in Excess of Other Assets  (2.2%).........................................     (1,004,571)
                                                                                                                   ------------
                          Net Assets  100.0% ...................................................................    $44,666,711
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $43,688,832 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................    $ 2,753,332
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................       (770,882)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................    $ 1,982,450
                                                                                                                   ============


PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

              Shares/
            Warrants &                                                                                                  Value
Country*      Rights       Templeton International Smaller Companies Fund                                             (Note 1)
                           Common Stocks & Warrants  58.5%

                           Argentina  0.8%
    US            100      Comercial Industrial Financiera Inmobiliari Agropecuaria, ADR .......................          $ 195
    US         24,300a,b   Mirgor SA, Comercial Industrial Financiera Inmobi, Class C, ADR .....................         47,385
    US          7,000      Transportadora de Gas del Sur, SA, Class B, ADR .....................................         85,750
                                                                                                                   ------------
                                                                                                                        133,330
                                                                                                                   ------------
                           Australia  0.9%
    AU          6,000      Davids, Ltd. ........................................................................          8,441
    AU         44,000      Email, Ltd. .........................................................................        145,460
                                                                                                                   ------------
                                                                                                                        153,901
                                                                                                                   ------------
                           Austria  1.5%
    AT          3,453      Boehler Uddeholm, AG ................................................................        247,087
                                                                                                                   ------------
                           Canada  0.2%
    CA          1,480      Hudson Bay Co. ......................................................................         24,747
                                                                                                                   ------------
                           China  2.3%
    CN         40,000      China International Marine Containers, Class B ......................................         46,545
    CN        179,000      Dongfang Electrical Machinery Co., Ltd., Class H ....................................         62,486
    US         92,000b     Guangdong Electric Power Development Co., Ltd., Class B .............................         81,360
    US         40,000b     Guangdong Kelon Electrical Holdings, Ltd., Class H, ADR .............................         25,858
    CN         92,000      Guangdong Kelon Electrical Holdings, Ltd., Class H ..................................         59,474
    CN        161,000      Inner Mongolia Erdos Cashmere Products, Class B .....................................        101,430
                                                                                                                   ------------
                                                                                                                        377,153
                                                                                                                   ------------
                           Denmark  2.4%
    DK          2,252      Det Danske Traelastkompagni, AS .....................................................        206,883
    DK          7,200      ISS International Service System, AS, Class B .......................................        189,506
                                                                                                                   ------------
                                                                                                                        396,389
                                                                                                                   ------------
                           Ecuador  0.9%
    US            625b     La Cemento Nacional CA, GDR .........................................................        143,125
                                                                                                                   ------------
                           France  2.1%
    FR             38      Eramet, SA ..........................................................................          1,993
    FR          1,283      Marine Wendel .......................................................................        117,784
    FR            294a     Sa des Galeries Lafayette ...........................................................        104,672
    FR          2,356      Vallourec ...........................................................................        124,957
                                                                                                                   ------------
                                                                                                                        349,406
                                                                                                                   ------------
                           Germany  0.6%
    DD          1,686      Moebel Walther, AG ..................................................................         93,149
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        904,000      Baltrans Holdings, Ltd. .............................................................        122,723
    HK        432,100      C.P. Pokphand Co., Ltd. .............................................................        168,996
    HK         79,000      Giordano International, Ltd. ........................................................         67,412
    HK        125,052      Hung Hing Printing Group, Ltd. ......................................................         45,271
    HK        153,000      Kumagai Gumi Hong Kong, Ltd. ........................................................        178,033
    HK          7,800a     Kumagai Gumi Hong Kong, Ltd., warrants ..............................................          3,328
    HK         77,000      Li & Fung, Ltd. .....................................................................         68,195
    HK         26,000      Orient Overseas International, Ltd. .................................................         16,976
    HK          1,225      Peregrine Investments Holdings, Ltd. ................................................          2,099
    HK        535,000      Sinocan Holdings, Ltd. ..............................................................        262,848
    HK         23,000      Swank International Manufacturing Co., Ltd. .........................................          3,479

                           Hong Kong (cont.)
    HK        741,000      Techtronic Industries Co., Ltd. .....................................................      $ 110,175
    HK         12,000      Wing Hang Bank ......................................................................         54,457
                                                                                                                   ------------
                                                                                                                      1,103,992
                                                                                                                   ------------
                           Hungary  0.4%
    US          5,560a,b   Tiszai Vegyi Kombinat RT, GDR .......................................................         62,828
                                                                                                                   ------------
                           Indonesia  2.3%
    ID        144,100      PT Steady Safe, fgn. ................................................................        184,548
    ID        106,000      PT Tambang Timah (Persero), fgn. ....................................................        192,972
                                                                                                                   ------------
                                                                                                                        377,520
                                                                                                                   ------------
                           Italy  1.0%
    IT          9,566      Cartiere Burgo, SPA  ................................................................         44,170
    US          3,600a,b   Esaote Biomedica, SPA, ADR ..........................................................        113,580
                                                                                                                   ------------
                                                                                                                        157,750
                                                                                                                   ------------
                           Mexico  0.6%
    MX        151,800a     Empaques Ponderosa, SA de CV, Class B ...............................................         93,911
                                                                                                                   ------------
                           Netherlands  7.0%
    NL          1,223      Crown-Van Gelder Papier, SA .........................................................        109,868
    NL          3,096      De Boer Winkelbedrijven, NV .........................................................        217,877
    NL          3,000      Gamma Holdings, NV ..................................................................        144,917
    NL            960      Hollandsche Beton Groep, NV .........................................................        199,006
    NL          3,744      Internatio-Mueller, NV ..............................................................         94,115
    NL          1,850a     Nagron Nationaal Grondbezit, NV .....................................................        180,017
    NL          4,850      Schuttersveld Holding................................................................        196,079
                                                                                                                   ------------
                                                                                                                      1,141,879
                                                                                                                   ------------
                           New Zealand  2.6%
    NZ          6,625      Fisher & Paykel, Ltd. ...............................................................         25,994
    NZ         66,054      Fletcher Challenge, Ltd., Forestry Division .........................................        110,671
    NZ         70,500      Tourism Holdings, Ltd. ..............................................................        134,568
    NZ          8,900a     Tranz Rail Holdings, Ltd., ADR ......................................................        157,419
                                                                                                                   ------------
                                                                                                                        428,652
                                                                                                                   ------------
                           Norway  2.3%
    NO         12,300      Helikopter Services Group, ASA ......................................................        160,066
    NO            600      Norske Skogindustrier, AS, Class A ..................................................         20,179
    NO          6,300      Union Bank of Norway, Primary Capital Certificate ...................................        197,060
                                                                                                                   ------------
                                                                                                                        377,305
                                                                                                                   ------------
                           South Africa  0.8%
    ZA         12,400      Impala Platinum Holdings, Ltd. ......................................................        123,907
                                                                                                                   ------------
                           Spain  6.9%
    ES          3,272      Banco de Valencia, SA ...............................................................         63,890
    ES          4,000      Banco Pastor, SA ....................................................................        256,345
    ES          1,291      Cristaleria Espanola, SA ............................................................        101,430
    ES          1,250      Cubiertas y Mzov, SA ................................................................         96,283
    ES          5,755      Dragados y Construcciones, SA .......................................................         88,658
    ES          1,500      Electricas Reunidas de Zaragoza .....................................................         60,081
    ES         34,500      Energia e Industrias Aragonesas Eia S ...............................................        191,334

                           Spain (cont.)
    ES          3,700      Gesa-Gas y Electricidad, SA .........................................................      $ 236,549
    ES          3,323      Uralita, SA .........................................................................         25,980
                                                                                                                   ------------
                                                                                                                      1,120,550
                                                                                                                   ------------
                           Sweden  5.9%
    SE          8,000      Catena, Class A .....................................................................        100,882
    SE          4,000a     Celsius, AB, Class B ................................................................         63,051
    SE          4,800a     Dahl International, AB ..............................................................        100,999
    US          6,300a,b   Dahl International, AB, ADR .........................................................        132,562
    SE          5,800      Foreningsbanken, AB, Class A ........................................................         29,171
    SE          8,060      Marieberg Tidnings, AB, Class A .....................................................        197,368
    SE         12,995      Munksjo, AB .........................................................................        131,477
    SE         18,145      Scribona, AB, Class B ...............................................................        203,537
    SE          1,200      Stena Line, AB, Class B, free .......................................................          5,367
                                                                                                                   ------------
                                                                                                                        964,414
                                                                                                                   ------------
                           Switzerland  1.2%
    CH             52      Sarna Kunststoff Holding, AG ........................................................         49,145
    CH            200      Swisslog Holding, AG ................................................................         55,136
    CH            245      Zehnder Holding, AG .................................................................         84,199
                                                                                                                   ------------
                                                                                                                        188,480
                                                                                                                   ------------
                           Thailand  0.5%
    TH          9,400a     Alphatec Electronics Public Co., Ltd., fgn. .........................................         72,206
    TH          4,800      Robinson Depart. Store Public Co., Ltd., fgn. .......................................          9,311
                                                                                                                   ------------
                                                                                                                         81,517
                                                                                                                   ------------
                           Turkey  0.1%
    US         98,875a     Tofas Turk Otomobil Fabrikasi, AS, GDR ..............................................         18,292
                                                                                                                   ------------
                           United Kingdom  8.4%
    GB         35,337      Albert Fisher Group, Plc. ...........................................................         25,425
    GB        182,524      Apv, Plc. ...........................................................................        240,764
    GB        124,400      Hazlewood Foods, Plc. ...............................................................        229,092
    GB        200,500      Howden Group, Plc. ..................................................................        266,193
    GB         45,500      Lex Service, Plc. ...................................................................        247,867
    GB         64,100      McBride, Plc. .......................................................................        149,340
    GB            500      Sea Containers Ltd., Class A ........................................................          7,813
    GB         66,700      Wace Group, Plc. ....................................................................        119,976
    GB         11,200a     Wagon Industrial Holdings, Plc. .....................................................         57,560
                                                                                                                   ------------
                                                                                                                      1,344,030
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $8,383,250) ..............................      9,503,314
                                                                                                                   ------------
                           Preferred Stocks  3.0%
                           Brazil  1.8%
    BR      5,207,000      Bombril, SA .........................................................................         85,188
    BR        842,000      Cia Brasileira de Petroleo Ipiranga, pfd. ...........................................         12,229
    BR        335,000      Coteminas Cia Tecidos Norte de Minas, pfd. ..........................................        106,909
    BR        205,000      Weg, SA, pfd. .......................................................................         96,670
                                                                                                                   ------------
                                                                                                                        300,996
                                                                                                                   ------------

                           Netherlands  1.2%
    NL          4,025      Ballast Nedam, NV, ctf., conv., pfd. ................................................      $ 196,063
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $513,051) ........................................        497,059
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $8,896,301) .................................     10,000,373
                                                                                                                   ------------
              Face
             Amount
                    h      Receivables from Repurchase Agreements  39.0%
    US     $1,955,000      Aubrey G Lanston & Co., 6.75%, 01/02/97, (Maturity Value $2,040,531)
                            Collateral: U.S. Treasury Notes, 7.25%, 02/15/98 ...................................      2,000,000
    US      1,960,000      UBS Securities Inc., 6.75%, 01/02/97, (Maturity Value $2,040,850)
                            Collateral: U.S. Treasury, 6.375%, 01/15/00 ........................................      2,000,000
    US      2,370,000      Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $2,386,572)
                            Collateral: U.S. Treasury Notes, 6.25%, 06/30/98 ...................................      2,338,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $6,338,000) ................      6,338,000
                                                                                                                   ------------
                                     Total Investments (Cost $15,234,301)  100.5% ..............................     16,338,373
                                     Liabilities in Excess of Other Assets  (0.5%) .............................        (83,335)
                                                                                                                   ------------
                                     Net Assets  100.0% ........................................................    $16,255,038
                                                                                                                   ============

                           At December 31, 1996, the net unrealized depreciation
                            based on the cost of investments for income tax
                            purposes of $15,234,301 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost..........................................    $ 1,284,614
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .........................................       (180,542)
                                                                                                                   ------------
                             Net unrealized appreciation .......................................................    $ 1,104,072
                                                                                                                   ============

COUNTRY LEGEND:
AT - Austria
AU - Australia
BR - Brazil
CA - Canada
CH - Switzerland
CN - China
DD - Germany
DK - Denmark
ES - Spain
FR - France
GB - United Kingdom

HK   -  Hong Kong
ID   -  Indonesia
IT   -  Italy
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares         Mutual Shares Securities Fund                                                                       (Note 1)
                  Common Stocks & Warrants  61.5%

                  Aerospace  1.6%
       8,000      General Motors Corp., Class H.................................................................      $ 450,000
                                                                                                                   ------------
                  Automobile  1.8%
       9,000      General Motors Corp. .........................................................................        501,750
                                                                                                                   ------------
                  Banking  0.7%
       3,500a     Standard Federal Bancorporation ..............................................................        199,063
                                                                                                                   ------------
                  Chemicals  3.1%
       3,000d     BASF AG ......................................................................................        115,437
       2,000d     DSM NV .......................................................................................        197,394
      14,500      Olin Corp.....................................................................................        545,562
                                                                                                                   ------------
                                                                                                                        858,393
                                                                                                                   ------------
                  Conglomerates  3.3%
      10,000a     American Standard Cos., Inc. .................................................................        382,500
      65,000d     BTR, Plc. ....................................................................................        316,237
       5,000a,d   Investor, AB, Class B ........................................................................        221,046
                                                                                                                   ------------
                                                                                                                        919,783
                                                                                                                   ------------
                  Construction & Housing  1.3%
      14,800      Martin Marietta Materials, Inc................................................................        344,100
                                                                                                                   ------------
                  Consumer Products  3.2%
       6,000      American Brands, Inc..........................................................................        297,750
      25,000d     BAT Industries, Plc...........................................................................        207,498
      25,000      Dial Corp. ...................................................................................        368,750
                                                                                                                   ------------
                                                                                                                        873,998
                                                                                                                   ------------
                  Electrical & Electronics  1.6%
       8,500      Xerox Corp. ..................................................................................        447,313
                                                                                                                   ------------
                  Energy  5.2%
      11,700      Ashland, Inc..................................................................................        513,338
      29,300d     Saga Petroleum, AS, Class B...................................................................        459,392
      26,100d     Shell Transport & Trading Co., Plc. ..........................................................        452,259
                                                                                                                   ------------
                                                                                                                      1,424,989
                                                                                                                   ------------
                  Financial Services  2.2%
       2,000      Beneficial Corp. .............................................................................        126,750
      40,000      Mercury Finance Co. ..........................................................................        490,000
                                                                                                                   ------------
                                                                                                                        616,750
                                                                                                                   ------------
                  Food & Beverages  1.6%
      53,000d     Cadbury Schweppes, Plc........................................................................        447,160
                                                                                                                   ------------
                  Health Care Services  5.2%
      24,000a     Beverly Enterprises ..........................................................................        306,000
       5,200a     Foundation Health Corp. ......................................................................        165,100
      15,000a     Mid-Atlantic Medical Services ................................................................        200,625
      17,600a     Tenet Healthcare Corp. .......................................................................        385,000
      13,400      Imation Corp .................................................................................        376,875
                                                                                                                   ------------
                                                                                                                      1,433,600
                                                                                                                   ------------

                  Industrial Components  7.8%
      15,000      ITT Industries ...............................................................................      $ 367,500
      16,000d     Lagardere Sca ................................................................................        439,421
      80,000a,d   Lucas Varity, Plc.............................................................................        304,930
       7,800a     Owens-Illinois, Inc...........................................................................        177,450
      19,000      Federal Mogul Corp. ..........................................................................        418,000
      21,500a     New Holland NV ...............................................................................        448,813
                                                                                                                   ------------
                                                                                                                      2,156,114
                                                                                                                   ------------
                  Insurance  7.3%
      25,000      20th Century Industries ......................................................................        421,875
       1,500a     Alleghany Corp. ..............................................................................        318,000
       4,000      AON Corp. ....................................................................................        248,500
       8,000      Argonaut Group ...............................................................................        246,000
       7,500      Home Beneficial Corp., Class B ...............................................................        284,063
       8,900a     ITT Hartford Group, Inc. .....................................................................        386,038
       3,000      Selective Insurance Group ....................................................................        114,000
                                                                                                                   ------------
                                                                                                                      2,018,476
                                                                                                                   ------------
                  Metals & Mining  2.8%
      25,000a     LTV Corp. ....................................................................................        296,875
       8,500      Reynolds Metals Co. ..........................................................................        479,188
                                                                                                                   ------------
                                                                                                                        776,063
                                                                                                                   ------------
                  Printing, Publishing & Media  5.1%
      20,000      Comcast Corp., Class A........................................................................        356,250
      14,000      Dun & Bradstreet Corp. .......................................................................        332,500
       7,500      Knight-Ridder, Inc............................................................................        286,875
      12,500      Scripps (EW) Co., Class A.....................................................................        437,500
                                                                                                                   ------------
                                                                                                                      1,413,125
                                                                                                                   ------------
                  Retail  2.4%
      13,600      Dillard Dept. Stores, Inc., Class A...........................................................        419,900
       4,000a     Vons Companies, Inc...........................................................................        239,500
                                                                                                                   ------------
                                                                                                                        659,400
                                                                                                                   ------------
                  Telecommunications  3.2%
       7,600      AT&T Corp. ...................................................................................        330,600
       4,000      MCI Communications Corp. .....................................................................        130,750
      12,000      Telephone & Data Systems, Inc.................................................................        435,000
                                                                                                                   ------------
                                                                                                                        869,350
                                                                                                                   ------------
                  Transportation  2.1%
       2,000      Burlington Northern Santa Fe Corp. ...........................................................        172,750
       8,000      Ryder Systems, Inc............................................................................        225,000
       4,300      Xtra Corp. ...................................................................................        186,513
                                                                                                                   ------------
                                                                                                                        584,263
                                                                                                                   ------------
                        Total Common Stocks (Cost $16,461,251)..................................................     17,020,690
                                                                                                                   ------------
                  Options  1.0%
      12,000a,n   Cityscape Financial Corp., January/20/Call (Cost $240,000)....................................        283,500
                                                                                                                   ------------
                        Total Common Stocks & Options (Cost $16,701,251)........................................     17,304,190
                                                                                                                   ------------

    Face
   Amount
                  Bonds  1.5%...................................................................................
$    100,000      Comcast Cellular, 0.0% 03/05/00 ..............................................................       $ 72,375
     175,000      Consorcio G Grupo Dina, SA, 8.00%, 8/08/04 ...................................................        145,250
     100,000      Consorcio G Grupo Dina, SA, 8.00%, 11/15/02 ..................................................         63,000
     150,000b     Uniforet, Inc., 11.125%, 10/15/06 ............................................................        140,250
                                                                                                                   ------------
                        Total Bonds (Cost $411,314).............................................................        420,875
                                                                                                                   ------------
                        Total Long Term Investments (Cost $17,112,565)..........................................     17,725,065
                                                                                                                   ------------
           f      Short Term Investments  40.1%
                  Federal National Mortgage Association,
   4,700,000        5.50%, 1/08/97 .............................................................................      4,696,660
   2,400,000        5.50%, 1/13/97 .............................................................................      2,395,950
   4,000,000        5.50%, 1/14/97 .............................................................................      3,992,640
                                                                                                                   ------------
                            Total Short Term Investments (Cost $11,080,933).....................................     11,085,250
                                                                                                                   ------------
                            Total Investments (Cost $28,193,498)  104.1%........................................     28,810,315
                            Liabilities in Excess of Other Assets, Net   (4.1%).................................     (1,133,393)
                                                                                                                   ------------
                            Net Assets   100.0% ................................................................    $27,676,922
                                                                                                                   ============

                  At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $28,193,498 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost ..................................................      $ 718,006
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value ..................................................       (101,189)
                                                                                                                   ------------
                    Net unrealized appreciation ................................................................      $ 616,817
                                                                                                                   ============


aNon-income producing.
bPurchased in private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


   Shares/                                                                                                              Value
  Warrants      Mutual Discovery Securities Fund                                                                      (Note 1)
                Common Stocks  60.9%

                Aerospace  0.6%
      3,000a,d  Thomson CSF ....................................................................................       $ 97,377
                                                                                                                   ------------
                Automobile  1.1%
      3,000     General Motors Corp. ...........................................................................        167,250
                                                                                                                   ------------
                Banking  0.6%
      1,500a    Standard Federal Bancorporation, Inc............................................................         85,313
                                                                                                                   ------------
                Chemicals  3.3%
      1,700d    BASF AG ........................................................................................         65,414
      4,000a    Chemfirst, Inc..................................................................................         92,500
      1,336a    Mississippi Chemical Corp. .....................................................................         32,064
      6,600     Olin Corp. .....................................................................................        248,325
      2,000d    Rhone-Poulenc, SA, Class A......................................................................         68,235
                                                                                                                   ------------
                                                                                                                        506,538
                                                                                                                   ------------
                Conglomerates  7.1%
     30,000d     BTR, Plc........................................................................................        145,955
         80a,d   Cie Financiere Richemont AG, Class A............................................................        112,365
      2,600d     Empire Co. Ltd., Class A........................................................................         25,154
    210,000d     Hanson, Plc.....................................................................................        293,196
      3,000a,d   Investor AB, Class B............................................................................        132,628
      9,000a,d   Kinnevik AB, Class B............................................................................        248,099
     30,000d     Tomkins, Plc....................................................................................        137,990
                                                                                                                   ------------
                                                                                                                      1,095,387
                                                                                                                   ------------
                Construction & Housing  0.8%
      5,200     Martin Marietta Materials, Inc..................................................................        120,900
                                                                                                                   ------------
                Consumer Products  0.9%
     16,000d    BAT Industries, Plc.............................................................................        132,799
                                                                                                                   ------------
                Electrical & Electronics   2.1%
      1,500a    Amphenol Corp., Class A.........................................................................         33,375
     14,500     Wang Labs, Inc..................................................................................        293,625
                                                                                                                   ------------
                                                                                                                        327,000
                                                                                                                   ------------
                Energy  6.7%
     10,000     ENSERCH Corp. ..................................................................................        230,000
     16,600d    Saga Petroleum, AS, Class B.....................................................................        260,270
     14,800d    Shell Transport & Trading Co., Plc. ............................................................        256,453
      1,450d    Societe Elf Aquitane, SA .......................................................................        132,080
      8,000     Southwest Gas Corp .............................................................................        154,000
                                                                                                                   ------------
                                                                                                                      1,032,803
                                                                                                                   ------------
                Financial Services  2.9%
      7,600a,d  Compagnie de Suez, SA...........................................................................        323,348
      8,000a    SPS Transaction Services, Inc...................................................................        122,000
                                                                                                                   ------------
                                                                                                                        445,348
                                                                                                                   ------------
                Food & Beverage  1.6%
     30,000d    Cadbury Schweppes, Plc..........................................................................        253,109
                                                                                                                   ------------
                Health Care Services  6.4%
     18,000a    Apria Healthcare Group, Inc.....................................................................        337,500
      4,000a    Beverly Enterprises ............................................................................         51,000
      3,200a    Foundation Health Corp. ........................................................................        101,600
      7,600     Imation Corp. ..................................................................................        213,750
                Health Care Services (cont.)
      5,000a    Mid Atlantic Medical Services ..................................................................       $ 66,875
      9,700a    Tenet Healthcare Corp. .........................................................................        212,187
                                                                                                                   ------------
                                                                                                                        982,912
                                                                                                                   ------------
                Industrial Components  4.3%
      2,500d    Aker, A/S, Class A..............................................................................         55,660
     10,000     Federal Mogul Corp. ............................................................................        220,000
      9,000d    Lagardere Sca ..................................................................................        247,175
      1,570     Lyonnais des Eaux SA ...........................................................................        146,220
                                                                                                                   ------------
                                                                                                                        669,055
                                                                                                                   ------------
                Insurance  3.5%
      2,500     20th Century Industries ........................................................................         42,187
      7,000     Arthur J Gallagher Co. .........................................................................        217,000
      1,000d    Axa, SA.........................................................................................         63,645
      3,000     Home Beneficial Corp., Class B..................................................................        113,625
      3,000     PXRE Corp. .....................................................................................         74,250
        500     Reliable Life Insurance Co., Class A............................................................         34,250
                                                                                                                   ------------
                                                                                                                        544,957
                                                                                                                   ------------
                Metals & Mining  0.9%
     16,000a     WHX Corp. ......................................................................................        142,000
                                                                                                                   ------------
                Printing, Publishing & Media  9.6%
      6,000     Comcast Corp., Class A..........................................................................        106,875
     12,000a,d  De Telegraaf Holding NV ........................................................................        252,997
      4,800     Dun & Bradstreet Corp. .........................................................................        114,000
      3,000d    EMI Group, Plc..................................................................................         70,922
        500a,d  Pathe, SA.......................................................................................        120,540
     20,600a,d  Pearson, Plc....................................................................................        264,496
     25,000d    Southam, Inc....................................................................................        347,742
     11,000d    United News & Media, Plc........................................................................        131,060
      2,000a    Young Broadcasting Corp., Class A...............................................................         58,500
                                                                                                                   ------------
                                                                                                                      1,467,132
                                                                                                                   ------------
                Retail  3.5%
     27,400d    Vendome Luxury Group, Plc.......................................................................        249,949
     11,000a    Waban, Inc. ....................................................................................        286,000
                                                                                                                   ------------
                                                                                                                        535,949
                                                                                                                   ------------
                Telecommunications  2.1%
      1,600     AT&T Corp. .....................................................................................         69,600
      2,000     MCI Communications Corp. .......................................................................         65,375
     19,500a    United States Satelite Broadcasting Co., Inc., Class A..........................................        195,000
                                                                                                                   ------------
                                                                                                                        329,975
                                                                                                                   ------------
                Transportation  2.9%
     20,000a    Fritz Companies ................................................................................        255,000
      8,000a    M.S. Carriers, Inc..............................................................................        128,000
      2,500     Ryder Systems, Inc..............................................................................         70,313
                                                                                                                   ------------
                                                                                                                        453,313
                                                                                                                   ------------
                      Total Common Stocks (Cost $9,174,523).....................................................      9,389,117
                                                                                                                   ------------

                Option 1.2%
      8,000a,n  Cityscape Financial Corp., January/20/Call (Cost $160,000)......................................      $ 189,000
                                                                                                                   ------------
                Preferred Stock  0.4%
      1,000     Granite Broadcasting Corp., cvt., pfd. (Cost $62,000)...........................................         56,500
                                                                                                                   ------------
                      Total Common Stocks & Options & Preferred Stock (Cost $9,396,523).........................      9,634,617
                                                                                                                   ------------
    Face
   Amount
                Bonds  0.7%
$   100,000     Consorcio G Grupo Dina, SA, 11/15/02............................................................         83,000
     50,000     Consorcio G. Grupo Dina, SA, 8.00%, 08/08/04....................................................         31,500
                                                                                                                   ------------
                      Total Bonds (Cost $113,930)...............................................................        114,500
                                                                                                                   ------------
                      Total Long Term Investments (Cost $9,510,453).............................................      9,749,117
                                                                                                                   ------------
          f     Short Term Investments  44.7%
                Federal National Mortgage Association,
  2,800,000       5.50%, 01/08/97 ..............................................................................      2,798,013
  1,600,000       5.50%, 01/13/97 ..............................................................................      1,597,300
  2,500,000       5.50%, 01/14/97 ..............................................................................      2,495,400
                                                                                                                   ------------
                     Total Short Term Investments (Cost $6,888,053).............................................      6,890,713
                                                                                                                   ------------
                         Total Investments  107.9% (Cost $16,398,506)...........................................     16,639,830
                         Liabilities in Excess of Other Assets, Net  (7.9%).....................................     (1,222,100)
                                                                                                                   ------------
                         Net Assets  100.0% ....................................................................    $15,417,730
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $16,398,506 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................      $ 326,363
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (85,039)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................      $ 241,324
                                                                                                                   ============


aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1996


                                                          Templeton
                                                        Global Income      High        Precious      Real Estate    U.S. Government
                                                       Securities Fund  Income Fund   Metals Fund  Securities Fund  Securities Fund
                                                         ----------     ----------    ----------     ----------     ----------
Assets:
 Investments in securities:
  At identified cost..................................  $201,946,322   $406,708,119  $100,015,691   $218,988,176   $837,991,438
                                                         ==========     ==========    ==========     ==========     ==========
  At value............................................   207,971,426    424,943,010   105,283,600    298,843,244    845,037,886
 Receivables from repurchase agreements, at value
 and cost.............................................     7,277,000     13,463,468     3,467,349     23,119,441     12,617,646
 Cash.................................................            71         78,643       812,903             --          6,673
 Receivables:
  Dividends and interest..............................     6,037,134      7,813,047        88,045      1,974,322      6,569,453
  Investment securities sold..........................            --             --            --             --        459,215
  Capital shares sold.................................            --             --            --        243,911         77,178
 Unrealized gain on forward foreign currency contracts
 (Note 2).............................................       750,169             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total assets....................................   222,035,800    446,298,168   109,651,897    324,180,918    864,768,051
                                                         ----------     ----------    ----------     ----------     ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................            --             --            --        220,928             --
   Delayed delivery (Note 1)..........................            --             --            --             --     19,808,854
  Capital shares repurchased..........................        84,774             --            --      1,093,736        731,274
  Management fees.....................................       101,580        188,287        56,939        136,471        347,440
 Accrued expenses and other liabilities...............        39,611         14,356        16,373          8,588         22,966
 Unrealized loss on forward foreign currency contracts
 (Note 2).............................................        87,366             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total liabilities...............................       313,331        202,643        73,312      1,459,723     20,910,534
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Net assets consist of:
 Undistributed net investment income..................  $ 12,596,126   $ 37,005,221   $ 1,214,989   $ 11,259,725   $ 42,920,983
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies...................................     6,671,970     18,234,139     5,273,371     79,855,068      7,046,448
 Accumulated net realized gain (loss) from investments    (4,045,845)     1,211,890      (146,066)     5,025,389    (15,868,007)
 Capital shares.......................................   206,500,218    389,644,275   103,236,291    226,581,013    809,758,093
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Shares outstanding....................................    16,287,427     31,511,357     7,668,120     14,568,012     62,667,403
                                                         ==========     ==========    ==========     ==========     ==========
Net asset value per share.............................        $13.61         $14.16        $14.29         $22.15         $13.47
                                                         ==========     ==========    ==========     ==========     ==========
Representative computation of net asset value of Templeton Global Income
 Securities Fund:
  Net asset value, offering and redemption price
 per share ($221,722,469 / 16,287,427)................        $13.61
                                                         ==========


                                                           Zero Coupon   Zero Coupon  Zero Coupon      Money       Growth and
                                                           Fund - 2000   Fund - 2005  Fund - 2010   Market Fund    Income Fund
                                                           ----------     ---------    ---------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost....................................  $122,571,579   $75,820,587  $69,789,913   $336,710,542   $ 864,711,520
                                                           ==========     =========    =========    ==========     ===========
  At value..............................................   129,617,944    82,553,084   79,266,684    336,710,542   1,019,880,063
 Receivables from repurchase agreements, at value
 and cost...............................................        69,876        93,859      145,762     66,895,000      51,776,284
 Cash...................................................            --            --           --      4,700,658              --
 Receivables:
  Dividends and interest................................            --            --           --        794,346       3,785,038
  Investment securities sold............................            --            --           --             --       3,512,869
  Capital shares sold...................................            --           629       57,497             --         404,277
                                                           ----------     ---------    ---------    ----------     -----------
      Total assets......................................   129,687,820    82,647,572   79,469,943    409,100,546   1,079,358,531
                                                           ----------     ---------    ---------    ----------     -----------
Liabilities:
 Payables:
  Capital shares repurchased............................        36,555        10,245      545,466             --         896,804
  Management fees.......................................        44,259        29,399       16,569        154,541         433,613
 Accrued expenses and other liabilities.................         6,064         4,459       92,162         16,192          39,106
                                                           ----------     ---------    ---------    ----------     -----------
      Total liabilities.................................        86,878        44,103      654,197        170,733       1,369,523
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Net assets consist of:
 Undistributed net investment income....................   $ 8,152,316   $ 4,939,715  $ 4,878,360            $--    $ 39,442,227
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies..................................     7,046,365     6,732,497    9,476,771             --     155,168,751
 Accumulated net realized gain (loss) from investments .       183,688        12,553     (380,118)            --      37,740,141
 Capital shares.........................................   114,218,573    70,918,704   64,840,733    408,929,813     845,637,889
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Shares outstanding......................................     8,530,236     5,052,522    4,839,072    408,929,813      61,406,730
                                                           ==========     =========    =========    ==========     ===========
Net asset value per share...............................        $15.19        $16.35       $16.29          $1.00          $17.55
                                                           ==========     =========    =========    ==========     ===========


                                                                       Templeton       Templeton
                                                        Income       International      Pacific       Rising         Utility
                                                    Securities Fund   Equity Fund     Growth Fund Dividends Fund   Equity Fund
                                                      -----------     -----------     ----------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost..............................  $1,194,708,385   $ 839,934,287   $309,117,973   $431,060,996  $1,131,582,574
                                                      ===========     ===========     ==========    ==========     ===========
  At value........................................   1,272,241,931     974,257,046    349,309,297    581,340,585   1,184,550,481
 Receivables from repurchase agreements, at value
 and cost.........................................      62,830,189     131,446,000      8,871,000     16,807,023      16,474,667
 Cash.............................................              --             931            264        172,383              --
 Receivables:
  Dividends and interest..........................      17,104,906       2,561,987        861,231      1,332,043       3,051,664
  Investment securities sold......................          33,385       2,714,857         17,048             --          57,430
  Capital shares sold.............................         414,835          16,643          1,008             --          25,004
                                                      -----------     -----------     ----------    ----------     -----------
      Total assets................................   1,352,625,246   1,110,997,464    359,059,848    599,652,034   1,204,159,246
                                                      -----------     -----------     ----------    ----------     -----------
Liabilities:
 Payables:
  Investment securities purchased ................         517,007       1,250,875         29,588      1,853,351              --
  Capital shares repurchased......................         839,779         684,914      1,886,006             --       1,325,847
  Management fees.................................         536,436         727,438        274,863        359,607         479,904
 Accrued expenses and other liabilities...........          72,604         234,863        110,233         15,375          63,175
                                                      -----------     -----------     ----------    ----------     -----------
      Total liabilities...........................       1,965,826       2,898,090      2,300,690      2,228,333       1,868,926
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Net assets consist of:
 Undistributed net investment income..............    $ 99,623,131    $ 27,747,634    $ 2,026,130    $ 9,954,026    $ 54,346,789
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies................      77,529,713     134,322,759     40,191,324    150,279,589      52,967,907
 Accumulated net realized gain (loss) from
 investments .....................................      21,370,923      49,651,484     (4,936,835)    16,701,690      75,189,259
 Capital shares...................................   1,152,135,653     896,377,497    319,478,539    420,488,396   1,019,786,365
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Shares outstanding................................      78,493,846      71,718,408     24,170,761     38,791,704      66,144,551
                                                      ===========     ===========     ==========    ==========     ===========
Net asset value per share.........................          $17.21          $15.45         $14.76         $15.40          $18.18
                                                      ===========     ===========     ==========    ==========     ===========


                                                                          Templeton
                                                                         Developing      Templeton     Templeton
                                                                           Markets        Global     Global Asset      Small
                                                                         Equity Fund    Growth Fund Allocation Fund  Cap Fund
                                                                         ----------     ----------    ----------    ----------
Assets:
 Investments in securities:
  At identified cost..................................................   $252,593,090  $438,071,335    $42,853,167  $146,105,705
                                                                         ==========     ==========    ==========    ==========
  At value............................................................    272,491,501   526,446,386     47,868,276   156,518,778
 Receivables from repurchase agreements, at value and cost............             --    61,988,000      7,838,000    16,477,730
 Foreign currencies at value and cost.................................        911,992            --             --            --
 Receivables:
  Dividends and interest..............................................        450,226       965,456        503,823       165,102
  Investment securities sold..........................................        336,287            --          3,607            --
  Capital shares sold.................................................         87,314        36,592        151,967       146,290
 Unrealized gain on forward foreign currency contracts (Note 2).......             --            --          5,521            --
                                                                         ----------     ----------    ----------    ----------
      Total assets....................................................    274,277,320   589,436,434     56,371,194   173,307,900
                                                                         ----------     ----------    ----------    ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................................      1,715,562     1,381,875         47,880       855,122
   Delayed delivery (Note 1)..........................................             --            --             --       957,150
  Capital shares repurchased..........................................             --     1,252,510             --       420,130
  Management fees.....................................................        280,632       411,384         36,558       102,293
 Accrued expenses and other liabilities...............................        180,903        99,487         10,556         4,235
 Unrealized loss on forward foreign currency contracts (Note 2).......             --            --            438            --
 Bank overdraft.......................................................          1,802     3,206,834          1,636            --
 Foreign currency overdraft, at value and cost .......................             --     3,206,957             --            --
                                                                         ----------     ----------    ----------    ----------
      Total liabilities...............................................      2,178,899     9,559,047         97,068     2,338,930
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Net assets consist of:
 Undistributed net investment income..................................    $ 3,577,713  $ 10,394,157    $ 1,460,392     $ 578,335
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................     19,898,411    88,375,051      5,020,163    10,413,073
 Accumulated net realized gain from investments ......................      6,190,238     3,595,964        428,295     6,732,932
 Capital shares.......................................................    242,432,059   477,512,215     49,365,276   153,244,630
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Shares outstanding....................................................     23,468,431    42,027,864      4,469,291    12,956,069
                                                                         ==========     ==========    ==========    ==========
Net asset value per share.............................................         $11.59        $13.80         $12.59        $13.20
                                                                         ==========     ==========    ==========    ==========


                                                                                       Templeton
                                                                                     International
                                                                                        Smaller
                                                                           Capital     Companies   Mutual Shares   Mutual Discovery
                                                                         Growth Fund     Fund     Securities Fund   Securities Fund
                                                                          ---------    ---------    ----------      -----------
Assets:
 Investments in securities:
  At identified cost..................................................  $35,787,432   $ 8,896,301   $28,193,498      $16,398,506
                                                                          =========    =========    ==========      ===========
  At value............................................................   37,769,882    10,000,373    28,810,315       16,639,830
 Receivables from repurchase agreements, at value and cost............    7,901,400     6,338,000            --               --
 Cash.................................................................        7,564            --     1,254,546        1,021,497
 Receivables:
  Dividends and interest..............................................       23,370        19,810        11,166            5,787
  Investment securities sold..........................................           --         1,859            --               --
  Capital shares sold.................................................           --            --       706,560          745,417
                                                                          ---------    ---------    ----------      -----------
      Total assets....................................................   45,702,216    16,360,042    30,782,587       18,412,531
                                                                          ---------    ---------    ----------      -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................    1,007,236        39,162     3,037,354        2,925,519
  Capital shares repurchased..........................................           --        46,704            --               --
  Management fees.....................................................       26,296        12,961        11,822           11,033
 Accrued expenses and other liabilities...............................        1,973         5,824         8,015            4,775
 Unrealized loss on forward foreign currency contracts (Note 2).......           --            --        48,474           53,474
 Bank overdraft.......................................................           --           353            --               --
                                                                          ---------    ---------    ----------      -----------
      Total liabilities...............................................    1,035,505       105,004     3,105,665        2,994,801
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Net assets consist of:
 Undistributed net investment income..................................    $ 109,751     $ 132,644      $ 50,601         $ 26,147
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................    1,982,450     1,104,072       568,343          187,850
 Accumulated net realized gain (loss) from investments ...............     (139,950)           --        (3,049)              --
 Capital shares.......................................................   42,714,460    15,018,322    27,061,027       15,203,733
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Shares outstanding....................................................    3,930,828     1,445,259     2,673,901        1,510,497
                                                                          =========    =========    ==========      ===========
Net asset value per share.............................................       $11.36        $11.25        $10.35           $10.21
                                                                          =========    =========    ==========      ===========


Statements of Operations
for the year ended December 31, 1996

                                                             Templeton
                                                           Global Income     High       Precious     Real Estate    U.S. Government
                                                          Securities Fund Income Fund  Metals Fund Securities Fund  Securities Fund
                                                            ----------    ----------    --------     ----------     ----------
Investment income:
 Interest1 ..............................................   $17,957,900   $37,434,091   $ 642,007    $ 1,025,568    $46,276,568
 Dividends2..............................................            --     1,642,821   1,428,329     11,995,963             --
                                                            ----------    ----------    --------     ----------     ----------
      Total income.......................................    17,957,900    39,076,912   2,070,336     13,021,531     46,276,568
                                                            ----------    ----------    --------     ----------     ----------
Expenses:
 Management fees (Note 6)................................     1,262,055     1,985,566     754,383      1,335,653      3,162,073
 Custodian fees..........................................        92,550        10,891      33,402          4,603         13,156
 Reports to shareholders.................................        27,051        47,540      15,643         29,351         80,954
 Professional fees.......................................         8,600        12,280       5,846          8,956         18,945
 Trustees' fees and expenses.............................         1,582         2,608         867          1,631          4,491
 Other...................................................           434         9,299       2,663          2,987          9,291
                                                            ----------    ----------    --------     ----------     ----------
      Total expenses.....................................     1,392,272     2,068,184     812,804      1,383,181      3,288,910
                                                            ----------    ----------    --------     ----------     ----------
       Net investment income.............................    16,565,628    37,008,728   1,257,532     11,638,350     42,987,658
                                                            ----------    ----------    --------     ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments...........................................       473,472     1,214,007    (146,066)     5,460,333       (158,758)
   Foreign currency transactions.........................       (53,884)       (3,507)    (42,500)            --             --
  Net unrealized appreciation (depreciation) on:
   Investments...........................................     2,679,931    13,293,126     930,235     57,769,186    (18,937,072)
   Translation of assets and liabilities denominated in
 foreign currencies......................................       641,631         1,095       5,671             --             --
                                                            ----------    ----------    --------     ----------     ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies..................................     3,741,150    14,504,721     747,340     63,229,519    (19,095,830)
                                                            ----------    ----------    --------     ----------     ----------
Net increase in net assets resulting from operations.....   $20,306,778   $51,513,449  $2,004,872    $74,867,869    $23,891,828
                                                            ==========    ==========    ========     ==========     ==========

1Net of foreign taxes withheld of $250,973 for the Templeton Global Income Securities Fund.
2Net of foreign taxes and fees withheld of $112,509 for the Precious Metals Fund.

                                                              Zero Coupon  Zero Coupon  Zero Coupon      Money      Growth and
                                                              Fund - 2000  Fund - 2005  Fund - 2010   Market Fund   Income Fund
                                                               ---------    ---------    ---------     ---------    ----------
Investment income:
 Interest .................................................   $8,677,417   $5,259,243   $5,189,484   $23,914,246    $ 3,725,065
 Dividends3................................................           --           --           --            --     40,633,786
                                                               ---------    ---------    ---------     ---------    ----------
      Total income.........................................    8,677,417    5,259,243    5,189,484    23,914,246     44,358,851
                                                               ---------    ---------    ---------     ---------    ----------
Expenses:
 Management fees (Note 6)..................................      790,492      503,611      490,108     2,225,389      4,643,546
 Custodian fees............................................        3,562        1,981        1,672         7,843         29,893
 Reports to shareholders...................................       16,797       10,045        9,850        54,419        122,636
 Professional fees.........................................        5,359        3,716        3,882        16,411         30,140
 Trustees' fees and expenses...............................          914          553          543         3,020          6,670
 Other.....................................................        3,801        3,118        3,331         7,018         12,562
 Management fees waived by manager (Note 6)................     (295,543)    (203,897)    (198,310)     (443,587)            --
                                                               ---------    ---------    ---------     ---------    ----------
      Total expenses.......................................      525,382      319,127      311,076     1,870,513      4,845,447
                                                               ---------    ---------    ---------     ---------    ----------
       Net investment income...............................    8,152,035    4,940,116    4,878,408    22,043,733     39,513,404
                                                               ---------    ---------    ---------     ---------    ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments.............................................      183,983       19,477     (191,720)           --     37,891,245
   Foreign currency transactions...........................           --           --           --            --        (79,533)
  Net unrealized appreciation (depreciation) on:
   Investments.............................................   (5,248,940)  (5,309,151)  (6,860,589)           --     55,138,044
   Translation of assets and liabilities denominated in
 foreign currencies........................................           --           --           --            --            208
                                                               ---------    ---------    ---------     ---------    ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies....................................   (5,064,957)  (5,289,674)  (7,052,309)           --     92,949,964
                                                               ---------    ---------    ---------     ---------    ----------
Net increase (decrease) in net assets resulting from
 operations................................................   $3,087,078   $ (349,558) $(2,173,901)  $22,043,733   $132,463,368
                                                               =========    =========    =========     =========    ==========

3Net of foreign taxes and fees withheld of $643,185 for the Growth and Income Fund.

                                                                           Templeton     Templeton
                                                             Income      International    Pacific       Rising         Utility
                                                         Securities Fund  Equity Fund   Growth Fund Dividends Fund   Equity Fund
                                                           ----------     ----------     ---------    ----------     ----------
Investment income:
 Interest ..............................................  $ 78,393,845   $ 10,234,709     $ 815,560    $ 2,406,978  $ 1,627,033
 Dividends4.............................................    31,792,041     28,746,834     8,545,807     11,431,537   59,257,031
                                                           ----------     ----------     ---------    ----------     ----------
      Total income......................................   110,185,886     38,981,543     9,361,367     13,838,515   60,884,064
                                                           ----------     ----------     ---------    ----------     ----------
Expenses:
 Management fees (Note 6)...............................     6,130,804      7,945,053     3,343,850      3,785,807    6,097,507
 Custodian fees.........................................       123,304        621,312       280,490         10,356       90,468
 Reports to shareholders................................       162,107        113,833        44,916         61,635      162,864
 Professional fees......................................        42,708         27,750        13,100         15,517       42,547
 Trustees' fees and expenses............................         9,005          7,019         2,562          3,442        9,093
 Registration fees......................................            --         10,014        10,009             --       10,000
 Other..................................................        19,260         29,802         5,288          6,178       17,533
                                                           ----------     ----------     ---------    ----------     ----------
      Total expenses....................................     6,487,188      8,754,783     3,700,215      3,882,935    6,430,012
                                                           ----------     ----------     ---------    ----------     ----------
       Net investment income............................   103,698,698     30,226,760     5,661,152      9,955,580   54,454,052
                                                           ----------     ----------     ---------    ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments..........................................    20,229,599     49,779,857    (4,377,500)    31,514,069   82,705,077
   Foreign currency transactions........................      (419,290)      (482,587)       64,831                    (102,562)
  Net unrealized appreciation (depreciation) on:
   Investments..........................................    16,701,514    122,637,885    36,732,857     71,866,460  (53,556,922)
   Translation of assets and liabilities denominated in
 foreign currencies.....................................        45,771             --            --             --         (551)
                                                           ----------     ----------     ---------    ----------     ----------
Net realized and unrealized gain from investments and
 foreign currencies.....................................    36,557,594    171,935,155    32,420,188    103,380,529   29,045,042
                                                           ----------     ----------     ---------    ----------     ----------
Net increase in net assets resulting from operations....  $140,256,292   $202,161,915   $38,081,340   $113,336,109  $83,499,094
                                                           ==========     ==========     =========    ==========     ==========

4Net of foreign taxes and fees withheld of $170,500, $3,296,423, $608,294, $62,834 and $633,448 for the Income Securities Fund, Templeton International
Equity Fund, Templeton Pacific Growth Fund, Rising Dividends Fund, and Utility
Equity Fund, respectively.

                                                                            Templeton
                                                                           Developing    Templeton     Templeton
                                                                             Markets      Global     Global Asset       Small
                                                                           Equity Fund  Growth Fund Allocation Fund   Cap Fund
                                                                            ---------    ---------    ----------      ---------
Investment income:
 Interest5 .............................................................  $ 1,272,781   $ 3,337,722    $1,192,888     $ 807,636
 Dividends6.............................................................    6,041,537    10,977,393       540,763       494,208
                                                                            ---------    ---------    ----------      ---------
      Total income......................................................    7,314,318    14,315,115     1,733,651     1,301,844
                                                                            ---------    ---------    ----------      ---------
Expenses:
 Management fees (Note 6)...............................................    2,887,400     4,016,061       272,732       694,975
 Custodian fees.........................................................      530,000       191,073        14,227           978
 Reports to shareholders................................................       15,500        24,723         1,834         9,310
 Professional fees......................................................        4,100        17,273         3,600         8,338
 Trustees' fees and expenses............................................          500            --            29           563
 Other..................................................................        2,751           522         3,033         2,195
                                                                            ---------    ---------    ----------      ---------
      Total expenses....................................................    3,440,251     4,249,652       295,455       716,359
                                                                            ---------    ---------    ----------      ---------
       Net investment income............................................    3,874,067    10,065,463     1,438,196       585,485
                                                                            ---------    ---------    ----------      ---------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments...........................................................    6,444,991     5,369,864       489,252     6,732,905
  Foreign currency transactions.........................................     (198,551)     (252,340)      (12,228)       (6,723)
 Net unrealized appreciation (depreciation) on:
  Investments...........................................................   29,643,653    73,557,750     4,638,458    10,251,252
  Translation of assets and liabilities denominated in foreign currencies      48,919            --          (456)          --
                                                                            ---------    ---------    ----------      ---------
Net realized and unrealized gain from investments and foreign currencies                 35,939,012    78,675,274     5,115,026
16,977,434
                                                                            ---------    ---------    ----------      ---------
Net increase in net assets resulting from operations....................  $39,813,079   $88,740,737    $6,553,222   $17,562,919
                                                                            =========    =========    ==========      =========

5Net of foreign taxes withheld of $8,478 for the Templeton Global Asset
Allocation Fund. 6Net of foreign taxes withheld of $355,057, $825,578, $36,004 for the Templeton Developing Markets Equity Fund, Templeton Global Growth Fund, and Templeton Global Asset Allocation Fund, respectively.

                                                                                      Templeton
                                                                                    International
                                                                                       Smaller
                                                                          Capital     Companies    Mutual Shares   Mutual Discovery
                                                                       Growth Fund*     Fund*    Securities Fund** Securities Fund**
                                                                         ---------    ---------     -----------     -----------
Investment income:
 Interest ............................................................    $ 114,799    $ 122,487        $ 62,029        $ 34,509
 Dividends7...........................................................       84,201       84,349           8,410           5,586
                                                                         ---------    ---------     -----------     -----------
      Total income....................................................      199,000      206,836          70,439          40,095
                                                                         ---------    ---------     -----------     -----------
Expenses:
 Management fees (Note 6).............................................       86,028       56,389          11,822          11,033
 Custodian fees.......................................................           96        4,830           3,400           3,200
 Reports to shareholders..............................................          536        1,500           2,971              --
 Professional fees....................................................        1,770        1,150           1,560           1,560
 Trustees' fees and expenses..........................................           49          150              --              15
 Registration fees....................................................           --        1,300              --              --
 Other................................................................          307          152              85              --
                                                                         ---------    ---------     -----------     -----------
      Total expenses..................................................       88,786       65,471          19,838          15,808
                                                                         ---------    ---------     -----------     -----------
       Net investment  income.........................................      110,214      141,365          50,601          24,287
                                                                         ---------    ---------     -----------     -----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments.........................................................    (139,950)          904         (3,049)           1,860
  Foreign currency transactions.......................................        (463)      (9,625)              --              --
 Net unrealized appreciation on investments...........................    1,982,450    1,104,072         568,343         187,850
                                                                         ---------    ---------     -----------     -----------
Net realized and unrealized gain from investments and foreign currencies  1,842,037   1,095,351          565,294         189,710
                                                                         ---------    ---------     -----------     -----------
Net increase in net assets resulting from operations..................  $ 1,952,251  $ 1,236,716       $ 615,895       $ 213,997
                                                                         =========    =========     ===========     ===========

7Net of foreign taxes withheld of $1,034, $9,526 and $508 for the Capital Growth
Fund, Templeton International Smaller Companies Fund, and Mutual Discovery
Securities Fund, respectively.
*May 1, 1996 (effective date) to December 31, 1996
**November 8, 1996 (effective date) to December 31, 1996

Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                         Templeton Global Income
                                             Securities Fund               High Income Fund            Precious Metals Fund
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 16,565,628    $ 18,687,112   $ 37,008,728   $ 31,021,484     $ 1,257,532    $ 1,615,339
  Net realized gain (loss) from
 investments and foreign currency
 transactions......................        419,588      (7,995,904)     1,210,500      1,770,719        (188,566)     1,438,861
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in foreign
 currencies........................      3,321,562      22,864,210     13,294,221     22,884,579         935,906     (1,361,730)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     20,306,778      33,555,418     51,513,449     55,676,782       2,004,872      1,692,470
Distributions to shareholders from:
 Undistributed net investment
 income............................    (17,028,466)     (9,275,583)   (31,018,152)   (21,305,944)     (1,593,439)    (1,664,388)
 Undistributed net realized capital
 gains.............................             --              --     (1,646,547)            --      (1,460,667)    (1,232,041)
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................    (24,749,927)    (35,396,559)    66,343,229     71,496,259       5,519,005    (18,765,586)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease)
 in net assets.....................    (21,471,615)    (11,116,724)    85,191,979    105,867,097       4,469,771    (19,969,545)
Net assets:
 Beginning of year.................    243,194,084     254,310,808    360,903,546    255,036,449     105,108,814    125,078,359
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $221,722,469    $243,194,084   $446,095,525   $360,903,546    $109,578,585   $105,108,814
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment
 income included in net assets:
  Beginning of year................   $ 14,271,863    $ 20,717,930   $ 31,020,827   $ 21,367,505     $ 1,615,202    $ 1,682,044
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 12,596,126    $ 14,271,863   $ 37,005,221   $ 31,020,827     $ 1,214,989    $ 1,615,202
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                               Real Estate                  U.S. Government
                                             Securities Fund                Securities Fund           Zero Coupon Fund - 2000
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 11,638,350     $ 9,336,142   $ 42,987,658   $ 41,653,906     $ 8,152,035    $ 7,341,344
  Net realized gain (loss) from
 investments ......................      5,460,333       1,068,152       (158,758)      (891,143)        183,983         72,202
  Net unrealized appreciation
 (depreciation) on investments ....     57,769,186      21,851,218    (18,937,072)    68,885,320      (5,248,940)    14,631,144
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     74,867,869      32,255,512     23,891,828    109,648,083       3,087,078     22,044,690
Distributions to shareholders from:
 Undistributed net investment
 income............................     (9,713,587)     (6,411,953)   (41,654,771)   (43,440,615)     (7,341,063)    (5,282,540)
 Undistributed net realized capital
 gains.............................             --              --             --             --         (72,481)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................     44,093,562      (8,066,883)   218,454,989     (2,081,082)     (3,429,313)    26,364,407
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease) in
 net assets........................    109,247,844      17,776,676    200,692,046     64,126,386      (7,755,779)    43,126,557
Net assets:
 Beginning of year.................    213,473,351     195,696,675    643,165,471    579,039,085     137,356,721     94,230,164
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $322,721,195    $213,473,351   $843,857,517   $643,165,471    $129,600,942   $137,356,721
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment income included in net assets:
  Beginning of year................    $ 9,334,962     $ 6,410,773   $ 41,588,096   $ 43,374,805     $ 7,341,344    $ 5,282,540
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 11,259,725     $ 9,334,962   $ 42,920,983   $ 41,588,096     $ 8,152,316    $ 7,341,344
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                             Zero Coupon Fund - 2005     Zero Coupon Fund - 2010         Money Market Fund
                                               -------------------         -------------------        ----------------------
                                                1996         1995          1996          1995          1996            1995
                                              ---------    ---------     ---------     ---------    ----------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................  $ 4,940,116   $ 4,217,941   $ 4,878,408  $ 4,092,137   $ 22,043,733   $ 25,363,309
  Net realized gain (loss) from investments
 and foreign currency transactions........       19,477        27,440      (191,720)   1,268,380             --            289
  Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign
 currencies...............................   (5,309,151)   14,450,466    (6,860,589)  17,390,706             --             --
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net assets
 resulting from operations................     (349,558)   18,695,847    (2,173,901)  22,751,223     22,043,733     25,363,598
Distributions to shareholders from:
 Undistributed net investment income......   (4,218,190)   (2,941,626)   (4,092,016)  (2,074,389)   (22,043,733)   (25,363,598)+
 Undistributed net realized capital gains.           --            --    (1,109,315)          --             --             --
Increase (decrease) in net assets from
 capital share transactions (Note 3)......    3,949,514    15,968,605       558,186   19,594,876    (20,617,040)   (89,071,533)
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net
 assets...................................     (618,234)   31,722,826    (6,817,046)  40,271,710    (20,617,040)   (89,071,533)
Net assets:
 Beginning of year........................   83,221,703    51,498,877    85,632,792   45,361,082    429,546,853    518,618,386
                                              ---------    ---------     ---------     ---------    ----------      -----------
 End of year..............................  $82,603,469   $83,221,703   $78,815,746  $85,632,792   $408,929,813   $429,546,853
                                              =========    =========     =========     =========    ==========      ===========
Undistributed net investment income included in net assets:
  Beginning of year.......................  $ 4,217,789   $ 2,941,474   $ 4,091,968  $ 2,074,248            $--            $--
                                              =========    =========     =========     =========    ==========      ===========
  End of year.............................  $ 4,939,715   $ 4,217,789   $ 4,878,360  $ 4,091,968            $--            $--
                                              =========    =========     =========     =========    ==========      ===========

+Distributions were increased by a net realized gain from security transactions of $289.

                                                                                                     Templeton International
                                    Growth and Income Fund          Income Securities Fund                 Equity Fund
                                    -----------------------        ------------------------          -----------------------
                                     1996            1995            1996            1995              1996            1995
                                  -----------     ----------      -----------     -----------      ------------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......    $ 39,513,404   $ 22,234,234    $ 103,698,698    $ 91,009,891      $ 30,226,760   $ 23,458,911
  Net realized gain (loss) from
 investments and foreign
 currency transactions........      37,811,712     79,239,315       19,810,309     (15,464,708)       49,297,270     30,984,955
  Net unrealized appreciation
 on investments and
 translation of assets and
 liabilities denominated in
 foreign currencies...........      55,138,252     91,264,881       16,747,285     152,006,805       122,637,885     26,564,752
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets resulting from
 operations...................     132,463,368    192,738,430      140,256,292     227,551,988       202,161,915     81,008,618
Distributions to shareholders
 from:
  Undistributed net investment
 income.......................     (22,230,774)    (8,012,262)     (66,927,738)    (63,454,170)      (25,386,301)   (13,634,404)
  Undistributed net realized
 capital gains................     (78,714,626)   (17,435,234)     (11,125,807)     (5,103,693)      (31,064,815)   (16,891,097)
Increase in net assets from
 capital share transactions
 (Note 3).....................     156,983,572    204,319,488       21,919,171     107,540,999       112,271,953     14,509,031
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets.......................     188,501,540    371,610,422       84,121,918     266,535,124       257,982,752     64,992,148
Net assets:
 Beginning of year............     889,487,468    517,877,046    1,266,537,502   1,000,002,378       850,116,622    785,124,474
                                  -----------     ----------      -----------     -----------      ------------     ----------
 End of year..................  $1,077,989,008   $889,487,468   $1,350,659,420  $1,266,537,502    $1,108,099,374   $850,116,622
                                  ===========     ==========      ===========     ===========      ============     ==========
Undistributed net investment income included in net assets:
  Beginning of year...........    $ 22,239,184    $ 8,017,077     $ 91,003,300    $ 67,603,145      $ 23,389,762   $ 13,466,616
                                  ===========     ==========      ===========     ===========      ============     ==========
  End of year.................    $ 39,442,227   $ 22,239,184     $ 99,623,131    $ 91,003,300      $ 27,747,634   $ 23,389,762
                                  ===========     ==========      ===========     ===========      ============     ==========


                                             Templeton
                                        Pacific Growth Fund          Rising Dividends Fund            Utility Equity Fund
                                      ----------------------        ----------------------         -------------------------
                                        1996           1995           1996           1995            1996             1995
                                     ----------     ----------     ----------     ----------     ------------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...........   $ 5,661,152    $ 7,241,924    $ 9,955,580   $ 10,367,695     $ 54,454,052     $ 65,692,968
  Net realized gain (loss) from
 investments and foreign
 currency transactions............    (4,312,669)     6,009,137     31,514,069        251,515       82,602,515        2,816,631
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies...............    36,732,857     12,826,175     71,866,460     88,320,864      (53,557,473)     282,539,662
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase in net assets
 resulting from operations........    38,081,340     26,077,236    113,336,109     98,940,074       83,499,094      351,049,261
Distributions to shareholders from:
 Undistributed net investment
 income...........................   (10,991,812)    (6,625,094)   (10,368,611)    (8,063,908)     (65,540,030)     (70,961,297)
 Undistributed net realized capital
 gains............................    (6,370,262)    (2,753,036)            --             --               --               --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3).........................     4,104,011    (60,595,295)    31,202,926     62,448,084     (239,114,944)     (11,752,253)
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase (decrease) in
 net assets.......................    24,823,277    (43,896,189)   134,170,424    153,324,250     (221,155,880)     268,335,711
Net assets:
 Beginning of year................   331,935,881    375,832,070    463,253,277    309,929,027    1,423,446,200    1,155,110,489
                                     ----------     ----------     ----------     ----------     ------------      -----------
 End of year......................  $356,759,158   $331,935,881   $597,423,701   $463,253,277   $1,202,290,320   $1,423,446,200
                                     ==========     ==========     ==========     ==========     ============      ===========
Undistributed net investment income included in net assets:
  Beginning of year...............   $ 7,402,137    $ 6,796,802   $ 10,367,057    $ 8,063,270     $ 65,687,973     $ 70,953,514
                                     ==========     ==========     ==========     ==========     ============      ===========
  End of year.....................   $ 2,026,130    $ 7,402,137    $ 9,954,026   $ 10,367,057     $ 54,346,789     $ 65,687,973
                                     ==========     ==========     ==========     ==========     ============      ===========


for the years ended December 31, 1996 and 1995 (except as noted)

                                             Templeton Developing            Templeton Global             Templeton Global
                                              Markets Equity Fund               Growth Fund             Asset Allocation Fund
                                             ---------------------        ----------------------        --------------------
                                              1996           1995           1996          1995           1996           1995*
                                           ----------     ----------     ----------    ----------     ----------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................   $ 3,874,067    $ 2,632,898   $ 10,065,463   $ 6,108,912    $ 1,438,196     $ 251,964
  Net realized gain from investments
 and foreign currency transactions......     6,246,440      3,236,155      5,117,524     7,733,119        477,024        11,985
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies.....................    29,692,572     (2,382,349)    73,557,750    15,482,583      4,638,002       382,161
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets
 resulting from operations..............    39,813,079      3,486,704     88,740,737    29,324,614      6,553,222       646,110
Distributions to shareholders from:
 Undistributed net investment income....    (2,182,460)      (489,978)    (7,356,652)   (1,324,712)       (14,806)     (246,062)
 Undistributed net realized capital gains   (4,037,551)      (115,132)    (7,356,653)            --       (29,614)          --
Increase in net assets from capital share
 transactions (Note 3)..................    80,421,511     57,013,367    167,094,838   151,899,127     35,036,621    13,828,655
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets........   114,014,579     59,894,961    241,122,270   179,899,029     41,545,423    14,228,703
Net assets:
 Beginning of year......................   158,083,842     98,188,881    338,755,117   158,856,088     14,728,703       500,000
                                           ----------     ----------     ----------    ----------     ----------      ---------
 End of year............................  $272,098,421   $158,083,842   $579,877,387  $338,755,117    $56,274,126   $14,728,703
                                           ==========     ==========     ==========    ==========     ==========      =========
Undistributed net investment income included in net assets:
  Beginning of year.....................   $ 2,084,657      $ 758,368    $ 5,816,563   $ 1,454,896       $ (6,078)          $--
                                           ==========     ==========     ==========    ==========     ==========      =========
  End of year...........................   $ 3,577,713    $ 2,084,657   $ 10,394,157   $ 5,816,563    $ 1,460,392      $ (6,078)
                                           ==========     ==========     ==========    ==========     ==========      =========

*April 19, 1995 (effective date) to December 31, 1995.

                                                                                          Templeton
                                                                                        International    Mutual        Mutual
                                                                                           Smaller       Shares       Discovery
                                                                             Capital      Companies    Securities    Securities
                                                    Small Cap Fund         Growth Fund      Fund          Fund          Fund
                                                 ---------------------      ---------     ---------     ---------     ---------
                                                   1996         1995**       1996***       1996***      1996****      1996****
                                                ----------     ---------    ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income......................     $ 585,485      $ 33,213    $ 110,214     $ 141,365     $ 50,601       $ 24,287
  Net realized gain (loss) from investments
 and foreign currency transactions...........     6,726,182         2,754     (140,413)       (8,721)      (3,049)         1,860
  Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies...........    10,251,252       161,821    1,982,450     1,104,072      568,343        187,850
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets resulting
 from operations.............................    17,562,919       197,788    1,952,251     1,236,716      615,895        213,997
Distributions to shareholders from:
 Undistributed net investment income.........       (33,640)           --           --            --           --             --
 Undistributed net realized capital gains....        (2,727)           --           --            --           --             --
Increase in net assets from capital share
 transactions (Note 3).......................   140,140,940    12,853,690   42,714,460    15,018,322   27,061,027     15,203,733
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets.............   157,667,492    13,051,478   44,666,711    16,255,038   27,676,922     15,417,730
Net assets:
 Beginning of year...........................    13,301,478       250,000           --            --           --             --
                                                ----------     ---------    ---------     ---------     ---------     ---------
 End of year.................................  $170,968,970   $13,301,478  $44,666,711   $16,255,038  $27,676,922    $15,417,730
                                                ==========     =========    =========     =========     =========     =========
Undistributed net investment income included in net assets:
  Beginning of year..........................      $ 33,213           $--          $--           $--          $--            $--
                                                ==========     =========    =========     =========     =========     =========
  End of year................................     $ 578,335      $ 33,213    $ 109,751     $ 132,644     $ 50,601       $ 26,147
                                                ==========     =========    =========     =========     =========     =========

**November 1, 1995 (effective date) to December 31, 1995.
***May 1, 1996 (effective date) to December 31, 1996.
****November 8, 1996 (effective date) to December 31, 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is an open-end, management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-three separate funds (the Funds), all of which are diversified except for the Templeton Global Income Securities Fund. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life), which was formerly North American Life and Casualty Company (NALAC), and its affiliates. The investment objectives of each Fund are as follows:


                                                                                                  Capital Preservation
         Capital Growth                    Growth and Income             High Current Income         and Income
         -----------------------           ---------------------         ------------------          --------------
         Precious Metals Fund              Growth and Income Fund        Templeton Global Income     Money Market Fund
         Templeton Developing              Income Securities Fund         Securities Fund
          Markets Equity Fund              Real Estate Securities Fund   High Income Fund
         Templeton Global Growth Fund      Rising Dividends Fund         The U.S. Government
         Templeton International           Templeton Global Asset         Securities Fund
          Equity Fund                       Allocation Fund              Zero Coupon Fund - 2000
         Templeton Pacific Growth Fund     Utility Equity Fund           Zero Coupon Fund - 2005
         Small Cap Fund                    Mutual Shares Securities Fund Zero Coupon Fund - 2010
         Capital Growth Fund
         Templeton International
          Smaller Companies Fund
         Mutual Discovery Securities Fund

The Capital Growth Fund and the Templeton International Smaller Companies Fund became effective on May 1, 1996, and the Mutual Shares Securities Fund and the Mutual Discovery Securities Fund became effective November 8, 1996.

Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remained unchanged.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Investment Advisor. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

Portfolio securities in the Money Market Fund are valued at amortized cost, which approximates value. The Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

For the Money Market Fund, net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

For the Money Market Fund, distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are declared and reinvested daily in additional shares of the Fund at net asset value.

A portion of the distributions received by the funds from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatments of foreign currency transactions and defaulted securities -- see Note 7.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Funds, had been entered into on that date.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets.

j. Mortgage Dollar Rolls:

The U.S. Government Securities Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as collateralized financing transactions.

k. Options:

The Mutual Shares Securities Fund and the Mutual Discovery Securities Fund may buy listed call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Funds the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Templeton Global Income Securities Fund, Templeton Global Asset Allocation Fund, Mutual Shares Securities Fund and Mutual Discovery Securities Fund may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when they anticipate receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of December 31, 1996, the Templeton Global Income Securities Fund had the following forward currency contracts outstanding:


                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------         --------
                   21,500,000   Deutsche Mark...........    U.S. $13,925,321      02/03/97    U.S. $ (81,144)
                   21,500,000   Deutsche Mark...........          14,001,954      02/05/97            (6,222)
                                                                  ---------                         --------
                                                            U.S. $27,927,275                  U.S. $ (87,366)
                                                                  ---------                         --------
                  Unrealized gain on offsetting forward exchange contracts.....................      750,169
                   Net unrealized gain on forward exchange contracts...........................     $662,803
                                                                                                    ========
The Templeton Global Asset Allocation Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     110,000    Deutsche Mark...........       U.S. $ 71,246      02/03/97       U.S. $ (411)
                     110,000    Deutsche Mark...........              71,638      02/05/97               (27)
                                                                  ---------                          -------
                                                               U.S. $142,884                   U.S.   $ (438)
                                                                  ---------                          -------
                  Unrealized gain on offsetting forward exchange contracts.....................        5,521
                   Net unrealized gain on forward exchange contracts...........................       $5,083
                                                                                                     =======

2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)
The Mutual Shares Securities Fund had the following forward currency contracts outstanding:
                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date        Loss
                  ----------------------------                    ---------      ----------          -------
                     949,850    Great British Pounds....     U.S. $1,583,138      02/18/97     U.S. $(42,217)
                    1,043,371   French Francs...........             199,539      02/28/97            (2,374)
                    1,936,392   Norwegian Krone.........             300,705      03/10/97            (3,883)
                                                                  ---------                          -------
                                                             U.S. $2,083,382                   U.S. $(48,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(48,474)
                                                                                                     =======
The Mutual Discovery Securities Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     908,457    Great British Pounds....     U.S. $1,505,580      02/18/97     U.S. $(48,947)
                     202,980    Canadian Dollars........             150,702      05/30/97             1,133
                     104,068    Great British Pounds....             171,554      08/18/97            (5,556)
                    1,281,396   French Francs...........             247,871      02/28/97              (104)
                                                                  ---------                          -------
                                                             U.S. $2,075,707                   U.S. $(53,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(53,474)
                                                                                                     =======

3. TRUST SHARES

At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended December 31, 1996 and 1995 were as follows:

                                                    Templeton Global
                                                 Income Securities Fund         High Income Fund         Precious Metals Fund
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  1,774,907    $23,229,506   14,886,206    $203,832,754   5,826,772   $92,609,906
 Shares issued in reinvestment of distributions 1,374,371     17,028,466    2,553,925      32,664,699     200,533     3,054,106
 Shares redeemed.............................. (4,932,897)   (65,007,899) (12,349,882)   (170,154,224) (5,826,876)  (90,145,007)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (1,783,619)  $(24,749,927)   5,090,249    $ 66,343,229     200,429   $ 5,519,005
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,178,751    $14,989,802    3,955,751    $ 52,494,118     836,229   $11,648,578
 Shares issued in reinvestment of distributions   732,090      9,275,583    1,649,067      21,305,944     205,566     2,896,429
 Shares redeemed.............................. (2,840,995)   (36,191,941)  (4,087,131)    (54,161,612) (1,102,540)  (15,328,334)
 Net shares sold (redeemed) from exercise of
 exchange privilege........................... (1,862,284)   (23,470,003)   4,012,012      51,857,809  (1,350,012)  (17,982,259)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (2,792,438)  $(35,396,559)   5,529,699    $ 71,496,259  (1,410,757) $(18,765,586)
                                                 ========    ==========     =========    ===========    ========    ==========
                                                       Real Estate               U.S. Government
                                                     Securities Fund             Securities Fund        Zero Coupon Fund - 2000
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  4,215,417    $80,007,020    4,777,016    $ 64,263,777   1,346,751   $20,406,633
 Shares issued in connection with substitution
 transaction (Note 11)........................                             22,031,312     292,135,204
 Shares issued in reinvestment of distributions   541,263      9,713,587    3,298,082      41,654,771     517,344     7,413,544
 Shares redeemed.............................. (2,455,248)   (45,627,045) (13,383,651)   (179,598,763) (2,064,008)  (31,249,490)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................  2,301,432    $44,093,562   16,722,759    $218,454,989    (199,913) $ (3,429,313)
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,340,093    $20,990,418    4,057,377    $ 54,748,439   1,413,875   $20,777,927
 Shares issued in reinvestment of distributions   417,717      6,411,953    3,278,537      43,440,615     354,296     5,282,548
 Shares redeemed.............................. (1,401,583)   (22,032,486)  (7,126,939)    (95,628,635) (1,003,208)  (14,976,357)
 Net shares sold (redeemed) from exercise of
 exchange privilege...........................   (874,485)   (13,436,768)    (340,030)     (4,641,501)  1,045,976    15,280,289
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................   (518,258)  $ (8,066,883)    (131,055)   $ (2,081,082)  1,810,939   $26,364,407
                                                 ========    ==========     =========    ===========    ========    ==========

3. TRUST SHARES (cont.)

                                                Zero Coupon Fund - 2005   Zero Coupon Fund - 2010         Money Market Fund
                                                  -------------------      --------------------        ----------------------
                                                 Shares       Amount       Shares       Amount         Shares         Amount
                                                --------    ----------    --------    ----------     ----------     -----------
1996
 Shares sold.................................  1,047,318    $16,865,102   2,638,570   $42,320,073   624,484,193    $624,484,193
 Shares issued in reinvestment of distributions  282,342      4,218,190     361,957     5,201,331    22,025,506      22,025,506
 Shares redeemed............................. (1,065,563)   (17,133,778) (2,908,691)  (46,963,218) (667,126,739)   (667,126,739)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................    264,097    $ 3,949,514      91,836     $ 558,186   (20,617,040)  $ (20,617,040)
                                                ========    ==========    ========    ==========     ==========     ===========
1995
 Shares sold.................................    942,223    $14,600,167     909,048   $13,837,665   202,376,630    $202,376,630
 Shares issued in reinvestment of distributions  185,240      2,941,626     129,812     2,074,389    25,427,564      25,427,564
 Shares redeemed.............................   (421,198)    (6,606,649)   (493,484)   (7,588,835) (146,409,205)   (146,409,205)
 Net shares sold (redeemed) from exercise of
 exchange privilege..........................    338,466      5,033,461     718,072    11,271,657  (170,466,522)   (170,466,522)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................  1,044,731    $15,968,605   1,263,448   $19,594,876   (89,071,533)  $ (89,071,533)
                                                ========    ==========    ========    ==========     ==========     ===========


                                                                                                             Templeton
                                             Growth and Income Fund       Income Securities Fund      International Equity Fund
                                              ---------------------        ---------------------        ---------------------
                                             Shares         Amount        Shares         Amount        Shares         Amount
                                            ---------     -----------    ---------     -----------    ---------     -----------
1996
 Shares sold.............................   17,103,384   $291,261,819    12,978,656   $215,025,216   16,304,017    $233,298,562
 Shares issued in reinvestment of
 distributions...........................    6,313,033    100,945,400     4,981,081     78,053,545    4,023,601      56,451,117
 Shares redeemed.........................  (13,907,925)  (235,223,647)  (16,378,905)  (271,159,590) (12,410,252)   (177,477,726)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................    9,508,492   $156,983,572     1,580,832   $ 21,919,171    7,917,366    $112,271,953
                                            =========     ===========    =========     ===========    =========     ===========
1995
 Shares sold.............................    7,137,692   $109,151,094    10,113,056   $155,712,027    8,219,451    $106,471,518
 Shares issued in reinvestment of
 distributions...........................    1,706,740     25,447,497     4,534,250     68,557,863    2,362,655      30,525,501
 Shares redeemed.........................   (5,978,524)   (90,725,782)  (10,094,332)  (154,925,002)  (7,007,432)    (90,959,162)
 Net shares sold (redeemed) from
 exercise of exchange privilege..........   10,428,442    160,446,679     2,479,081     38,196,111   (2,536,715)    (31,528,826)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................   13,294,350   $204,319,488     7,032,055   $107,540,999    1,037,959    $ 14,509,031
                                            =========     ===========    =========     ===========    =========     ===========


                                                    Templeton                     Rising
                                                Pacific Growth Fund            Dividends Fund            Utility Equity Fund
                                               ---------------------        --------------------        ---------------------
                                               Shares        Amount        Shares        Amount        Shares         Amount
                                              ---------    -----------    --------     -----------    ---------     -----------
1996
 Shares sold..............................   11,017,347   $162,907,832    9,416,748   $128,553,979    4,951,179    $ 87,970,395
 Shares issued in reinvestment of
 distributions............................    1,175,496     17,362,074      776,095     10,368,611    3,882,703      65,540,030
 Shares redeemed..........................  (11,892,182)  (176,165,895)  (7,989,700)  (107,719,664) (22,222,999)   (392,625,369)
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................      300,661    $ 4,104,011    2,203,143   $ 31,202,926  (13,389,117)  $(239,114,944)
                                              =========    ===========    ========     ===========    =========     ===========
1995
 Shares sold..............................    2,230,611   $ 29,634,248    4,053,853   $ 46,217,013    5,042,256    $ 79,723,893
 Shares issued in reinvestment of
 distributions............................      711,543      9,378,130      726,478      8,063,909    4,578,148      70,961,297
 Shares redeemed..........................   (3,306,122)   (43,982,761)  (3,959,378)   (44,968,613) (10,979,441)   (173,993,280)
 Net shares sold (redeemed) from exercise
 of exchange privilege....................   (4,156,691)   (55,624,912)   4,683,755     53,135,775      787,401      11,555,837
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................   (4,520,659) $ (60,595,295)   5,504,708   $ 62,448,084     (571,636)  $ (11,752,253)
                                              =========    ===========    ========     ===========    =========     ===========

3. TRUST SHARES (cont.)

                                                    Templeton Developing              Templeton          Templeton Global Asset
                                                     Markets Equity Fund         Global Growth Fund         Allocation Fund*
                                                    --------------------        --------------------       ------------------
                                                    Shares       Amount        Shares        Amount       Shares       Amount
                                                   ---------   ----------     ---------    ----------    --------    ----------
1996
 Shares sold....................................  12,008,203  $131,040,673   16,172,059   $204,037,772  3,324,255   $37,900,419
 Shares issued in reinvestment of distributions.     568,038     6,220,011    1,172,375     14,713,305      3,931        44,420
 Shares redeemed................................  (5,266,029)  (56,839,173)  (4,156,855)   (51,656,239)  (258,845)   (2,908,218)
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   7,310,212  $ 80,421,511   13,187,579   $167,094,838  3,069,341   $35,036,621
                                                   =========   ==========     =========    ==========    ========    ==========
1995
 Shares sold....................................   4,586,720  $ 44,019,390   11,202,768   $124,502,270    514,807   $ 5,313,984
 Shares issued in reinvestment of distributions.      61,746       605,110      119,022      1,324,712     23,479       246,062
 Shares redeemed................................  (1,121,485)  (10,897,349)  (1,972,050)   (22,039,520)  (213,358)   (2,230,197)
 Net shares sold (redeemed) from exercise of
 exchange privilege.............................   2,365,581    23,286,216    4,330,050     48,111,665  1,025,022    10,498,806
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   5,892,562  $ 57,013,367   13,679,790   $151,899,127  1,349,950   $13,828,655
                                                   =========   ==========     =========    ==========    ========    ==========

                                                                                                                Templeton
                                                                                                          International Smaller
                                                        Small Cap Fund**        Capital Growth Fund***      Companies Fund***
                                                      --------------------        ------------------       ------------------
                                                      Shares        Amount       Shares      Amount       Shares       Amount
                                                     ---------    ----------    --------    ---------    --------    ----------
1996
 Shares sold......................................  17,929,579   $214,314,899  4,551,652   $49,307,053  1,887,934   $19,652,954
 Shares issued in reinvestment of distributions...       2,914         36,368         --            --         --            --
 Shares redeemed..................................  (6,275,212)   (74,210,327)  (620,824)   (6,592,593)  (442,675)   (4,634,632)
                                                     ---------    ----------    --------    ---------    --------    ----------
Net increase......................................  11,657,281   $140,140,940  3,930,828   $42,714,460  1,445,259   $15,018,322
                                                     =========    ==========    ========    =========    ========    ==========
1995
 Shares sold......................................     190,530    $ 1,922,288
 Shares redeemed..................................      (5,971)       (60,260)
 Net shares sold (redeemed) from exercise of
 exchange privilege...............................   1,089,229     10,991,662
                                                     ---------    ----------
Net increase......................................   1,273,788   $ 12,853,690
                                                     =========    ==========

                                                                                      Mutual Shares         Mutual Discoveries

                                                                                   Securities Fund****      Securities Fund****
                                                                                   ------------------        -----------------
                                                                                  Shares       Amount      Shares      Amount
                                                                                 --------     ---------    -------    ---------
1996
 Shares sold................................................................... 2,673,916   $27,061,180   1,510,497  $15,203,733
 Shares redeemed...............................................................       (15)         (153)         --           --
                                                                                 --------     ---------    -------    ---------
Net increase................................................................... 2,673,901   $27,061,027   1,510,497  $15,203,733
                                                                                 ========     =========    =======    =========

*For the period April 19, 1995 (effective date) to December 31, 1995. **For the period November 1, 1995 (effective date) to December 31, 1995. ***For the period
May 1, 1996 (effective date) to December 31, 1996. ****For the period November
8, 1996 (effective date) to December 31, 1996.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1996, for tax purposes, the Funds had accumulated net realized capital gains or capital loss carryovers as follows:

                                                                     High      Real Estate   Zero Coupon Zero Coupon Zero Coupon
                                                                  Income FundSecurities Fund Fund - 2000 Fund - 2005 Fund - 2010
                                                                   --------    ----------     --------    --------    --------
Accumulated net realized gains .................................  $1,211,890     $5,025,389    $183,688      $16,721     $38,764
                                                                   ========    ==========     ========    ========    ========




4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

                                                                                          Templeton
                                                              Growth and     Income     International    Rising        Utility
                                                              Income FundSecurities Fund Equity Fund Dividends Fund  Equity Fund
                                                               ---------   ----------     --------     ----------     ---------
Accumulated net realized gains .............................  $37,745,691   $21,370,923  $49,651,484    $16,997,806  $75,189,259
                                                               =========   ==========     ========     ==========     =========
                                                                                Templeton
                                                                               Developing   Templeton    Templeton
                                                                                 Markets     Global    Global Asset      Small
                                                                               Equity Fund Growth FundAllocation Fund  Cap Fund
                                                                                --------    --------    ----------     --------
Accumulated net realized gains ..............................................  $6,195,420  $3,597,282       $428,295  $6,794,002
                                                                                ========    ========    ==========     ========
                                                                                                         Templeton    Templeton
                                                     Precious  U.S. Government    Money      Capital   Global Income   Pacific
                                                    Metals FundSecurities Fund Market Fund Growth FundSecurities FundGrowth Fund
                                                     --------    -----------    --------    --------    ----------    --------
Capital loss carryovers
Expiring in:1999                                          $ --         $   --        $ --        $ --            $--   $      --
            2000..................................          --             --         418          --             --          --
            2001..................................          --             --         523          --             --          --
            2002..................................          --     14,789,560       7,568          --             --     402,770
            2003..................................          --        826,481          --          --             --   3,643,075
            2004..................................     146,066             --          --      52,275      1,767,518          --
                                                     --------    -----------    --------    --------    ----------    --------
                                                      $146,066    $15,616,041      $8,509     $52,275     $1,767,518  $4,045,845
                                                     ========    ===========    ========    ========    ==========    ========

From November 1, 1996 through December 31, 1996, U.S. Government Securities Fund, Zero Coupon Fund - 2010 and the Capital Growth Fund incurred $251,966, $104,679 and $87,675 respectively of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at December 31, 1996 by $4,168 in Zero Coupon Fund - 2005, $314,203 in Zero Coupon Fund - 2010, $9,777 in Growth and Income Fund, $3,990,227 in Templeton International Equity Fund, $103,600 in Templeton Developing Markets Equity Fund, $3,555,239 in Templeton Pacific Growth Fund, $296,116 in Rising Dividends Fund, $13,347 in Templeton Global Growth Fund and $62,705 in Small Cap Fund.


5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1996 were as follows:


                                               Templeton
                                             Global Income     High        Precious    Real Estate  U.S. Government  Zero Coupon
                                            Securities Fund Income Fund   Metals FundSecurities FundSecurities Fund***Fund - 2000
                                              ----------    ----------     ---------   ----------     -----------     ---------
Purchases .................................  $303,821,574  $157,706,146  $33,953,802    $60,858,072     $76,112,140    $ 764,880
Sales .....................................  $329,230,918  $ 99,365,626  $24,601,239    $23,484,427     $88,321,362  $10,968,281

                                                                                           Income       Templeton     Templeton
                                                Zero Coupon  Zero Coupon  Growth and     Securities   International    Pacific
                                                Fund - 2005  Fund - 2010  Income Fund       Fund       Equity Fund   Growth Fund
                                                 --------     ---------   ----------     ----------    ----------     ---------
Purchases ....................................  $2,227,312  $12,568,420   $331,534,066  $317,604,964   $254,455,666  $46,046,765
Sales ........................................  $1,654,344  $14,093,296   $207,828,875  $175,661,249   $236,211,877  $47,657,087

                                                                          Templeton
                                                                         Developing     Templeton      Templeton
                                               Rising         Utility      Markets       Global      Global Asset      Small
                                           Dividends Fund   Equity Fund  Equity Fund   Growth Fund Allocation Fund*  Cap Fund
                                             ----------     ----------    ---------    ----------     -----------   ----------
Purchases ................................  $203,203,223   $375,683,901  $96,882,928  $186,654,274     $42,047,805  $182,121,699
Sales ....................................  $130,165,631   $515,672,768  $25,351,495  $ 50,224,188     $13,415,348  $ 50,911,175

                                                                                           Templeton       Mutual       Mutual
                                                                                         International     Shares      Discovery
                                                                            Capital    Smaller Companies Securities   Securities
                                                                         Growth Fund*        Fund*         Fund**       Fund**
                                                                           ---------     ------------     ---------    --------
Purchases ..............................................................  $36,587,181       $8,897,257   $17,263,507  $9,516,603
Sales ..................................................................    $ 659,799          $ 1,860     $ 147,893     $ 8,010


*For the period May 1, 1996 (effective date) to December 31, 1996.
**For the period November 8, 1996 (effective date) to December 31, 1996. ***Excludes purchase and sales related to the liquidaton of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund, except the Templeton International Equity Fund, the Templeton Pacific Growth Fund, the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Small Cap Fund, Capital Growth Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund, as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.625 of 1%    First $100 million
     0.500  of 1%   over  $100  million,  up to and  including  $250 million
     0.450  of 1%   over  $250  million,  up to  and  including  $10 billion

Fees are further reduced on net assets over $10 billion.

Under the terms of a separate management agreement with Templeton International Equity Fund and the Templeton Pacific Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under the terms of a separate management agreement with the Small Cap Fund and Capital Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%    First $500 million
     0.625 of 1%    over  $500  million, up to and  including $1 billion
     0.500 of 1%    over $1 billion

Under the terms of a separate management agreement with the Rising Dividends Fund, Franklin Advisory Services, Inc. (Advisory) receives fees computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%     First $500 million
     0.625 of 1%     over  $500  million,  up to and  including $1 billion
     0.500 of 1%     over $1 billion

Templeton Global Advisers Ltd. (TGAL) serves as the investment advisor for the Templeton Global Growth Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

TGAL serves as the investment advisor for the Templeton Global Asset Allocation Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.650 of 1%    First $200 million
     0.585 of 1%    over $200 million, up to and including $1.3 billion
     0.520 of 1%    over $1.3 billion

Templeton Investment Counsel, Inc. (TICI) serves as the investment advisor for the Templeton International Smaller Companies Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.850 of 1%    First $200 million
     0.765 of 1%    over  $200  million, up to and including $1.3 billion
     0.680 of 1%    over $1.3 billion


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Franklin Mutual Advisers, Inc. (Franklin Mutual) serves as the investment advisor for the Mutual Discovery Fund and the Mutual Shares Fund and receives a monthly fee equal to an annual rate of .80 and .60 of 1%, respectively, of average daily net assets.

Templeton Asset Management, Ltd. (TAML) serves as the investment advisor for the Templeton Developing Markets Equity Fund and receives a monthly fee equal to an annual rate of 1.25 of 1% of the average daily net assets.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds, except for the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

Under an agreement with Advisory, FT Services provides administrative services and facilities for the Rising Dividends Fund. The fee is paid by Advisory and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TGAL, FT Services provides administrative services and facilities for the Templeton Global Growth Fund. The fee is paid by TGAL and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TAML, FT Services provides administrative services and facilities for the Templeton Developing Markets Equity Fund. The fee is paid by TAML and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Franklin Templeton Services, Inc., (FT Services) serves as the business manager for the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, the Mutual Discovery Fund and the Mutual Shares Fund. FT Services receives fees from the funds computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.150 of 1%    First $200 million
     0.135 of 1%    over $200 million, up to and including $700 million
     0.100 of 1%    over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the Templeton International Equity Fund and Templeton Pacific Growth Fund, and receives from Advisers fees computed monthly based on the average daily net assets of each Fund as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.50 of 1%     First $100 million
     0.40 of 1%     over $100 million, up to and including $250 million
     0.30 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides services to the Templeton Global Asset Allocation Fund and receives from TGAL fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.250 of 1%    First $200 million
    0.225 of 1%    over  $200  million,  up to  and  including  $1.3 billion
    0.200 of 1%    over $1.3 billion

Under a subadvisory agreement, TICI provides services to the Templeton Global Income Securities Fund and receives from Advisers fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.350 of 1%    First $100 million
    0.250 of 1%    over  $100  million,  up to  and  including  $250 million
    0.200 of 1%    over $250 million

Advisers agreed in advance to waive a portion of the management fees for the Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010, and Money Market Fund, aggregating $1,141,337.

b. Distribution Plans:

The management agreements between the Funds, Advisers, TGAL and TAML include distribution plans pursuant to Rule 12b-1 under the 1940 Act. However, no payments were made by any Fund as a result of the plans.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Shareholder Services Agreement:

Franklin/Templeton Investors Services, Inc. (Investors Services), under the terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the service.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, Advisory, Franklin Mutual, Investor Services, TGAL, TAML, TICI, FT Services, (all wholly-owned subsidiaries of Franklin Resources, Inc.), and/or Allianz Life.


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 85.7% and 41.1%, respectively, of their portfolios invested in lower rated and comparable quality unrated securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds in the period in which the default occurs.

At December 31, 1996, the High Income Fund held one defaulted security issued by one company with a value aggregating $72,821 representing .02% of the Fund's net assets. The Income Securities Fund held one defaulted security issued by one company with a value aggregating $88,375 representing .01% of the Fund's net assets.

There are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

     The Templeton International Equity Fund has investments in excess of 10% of its net assets in Sweden and United Kingdom.

     The Templeton Pacific Growth Fund has investments in excess of 10% of its net assets in Australia, Hong Kong and Japan.

     The Templeton Developing Markets Equity Fund has investments in excess of 10% of its net assets in Argentina, Hong Kong and Mexico.

     The High Income Fund has investments in excess of 10% of its net assets in Cable Television industry.

     The Templeton Global Income Securities Fund has investments in excess of 10% of its net assets in Italy and United Kingdom.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES Investment of 5% or more of an issuer's outstanding voting securities held by any of the Funds are defined in the Investment Company Act of 1940 as affiliated companies. The investments in such companies at December 31, 1996 were as follows:


                                                                                        Purchase      Market      Dividend
      Fund                                       Affiliate                                Cost         Value       Income
      ------------------------------             --------------------------             --------     --------      -------
      Income Securities Fund ..................  Tanger Factory Outlet Centers, Inc.   $9,718,888  $9,775,850    $742,424
      Income Securities Fund ..................  Anacomp, Inc. .....................    1,902,683    1,616,895           0

9. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1(a). At December 31, 1996, the Funds held restricted securities as follows:

Real Estate Securities Fund (1.7% of net assets)


                 Shares   Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
                 511,400  Pacific Retail Trust ...........................     08/30/96    $5,625,400  $5,625,400

Income Securities Fund (0.5% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                 419,424  Bibb Co. .......................................    03/30/93 -   $6,112,066  $3,171,894
                                                                              09/08/94



9. RESTRICTED SECURITIES (cont.)

Income Securities Fund (0.5% of net assets)

                  Face    Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
               3,781,280  Del Monte Corp. ................................     09/11/96    $3,935,678  $3,781,280

High Income Fund (0.2% of net assets)

                  Face
                 -------  -------------------------------------               ----------    --------    --------
               1,124,010  Del Monte Corp. ................................     09/11/96    $1,124,010  $1,124,010

Mutual Shares Securities Fund (1.0% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                  12,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 240,000   $ 283,500

Mutual Discovery Securities Fund (1.2% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                   8,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 160,000   $ 189,000


10. OTHER CONSIDERATIONS

As the Investment Advisor of the High Income Fund and Income Securities Fund, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committee for Forstmann Textile, Inc. and therefore may be in possession of certain material non-public information. Advisers has not sold, nor does it intend to sell, any of the Fund's holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.


11. LIQUIDATION OF INVESTMENT GRADE INTERMEDIATE BOND FUND AND ADJUSTABLE U.S. GOVERNMENT FUND

On October 25, 1996, as a result of a substitution transaction, the U.S. Goverment Securities Fund acquired all of the net assets of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund pursuant to a plan of liquidation approved by the Board on October 18, 1996. In connection with this liquidation, the U.S. Government Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating funds in exchange for capital shares with an equivalent value.

The net assets acquired and shares issued by the U.S. Government Securities Fund on October 25, 1996 were as follows:


                                                                                                               Shares Issued by
                                                                                                Net Assets   U.S. Gov't Sec. Fund
                                                                                                ----------       -------------
Investment Grade Intermediate Bond Fund.....................................................    $145,186,632          10,949,218
Adjustable U.S. Government Securities Fund..................................................     146,948,572          11,082,094
                                                                                                ----------       -------------
Total.......................................................................................    $292,135,204          22,031,312
                                                                                                ==========       =============

12. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period, by Fund, are as follows:


                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Templeton Global Income Securities Fund
1992   $12.59$  .260$   (.293) $  (.033) $(.404) $(.153) $ (.557)  $12.00   (.40)%   $ 75,062  .67%    4.72%    92.22%     --
1993    12.00   .500    1.471     1.971   (.499)  (.162)   (.661)   13.31  16.68      206,594  .73     7.56     59.98      --
1994    13.31   .860   (1.520)    (.660)  (.326)  (.134)   (.460)   12.19  (4.99)     254,311  .71     7.99     79.38      --
1995    12.19   .290    1.469     1.759   (.489)    --     (.489)   13.46  14.68      243,194  .64     7.59    152.89      --
1996    13.46  1.018     .167     1.185  (1.035)    --    (1.035)   13.61   9.56      221,722  .61     7.30    140.96      --

High Income Fund
1992    10.62   .380    1.306     1.686   (.536)    --     (.536)   11.77  16.21       67,991  .68     9.76     33.36      --
1993    11.77   .370    1.446     1.816   (.456)    --     (.456)   13.13  15.71      196,972  .64     8.18     21.06      --
1994    13.13   .880   (1.180)    (.300)  (.546)  (.074)   (.620)   12.21  (2.26)     255,036  .60     9.45     22.94      --
1995    12.21  1.060    1.301     2.361   (.911)    --     (.911)   13.66  19.76      360,904  .56     9.63     20.65      --
1996    13.66  1.200     .564     1.764  (1.200)  (.064)  (1.264)   14.16  13.90      446,096  .54     9.63     27.16      --

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Precious Metals Fund
1992   $10.71$  .100  $(1.140)  $(1.040) $(.310)   $--$    (.310)  $ 9.36 (10.13)%   $ 13,827  .69%    2.23%     --  %     --
1993     9.36   .030    5.159     5.189   (.089)    --     (.089)   14.46  55.62       73,575  .68     1.58       .01      --
1994    14.46   .160    (.453)    (.293)  (.077)    --     (.077)   14.09  (2.01)     125,078  .68     1.63      7.66      --
1995    14.09   .220     .111      .331   (.196)  (.145)   (.341)   14.08   2.35      105,109  .66     1.40     15.66      --
1996    14.08   .150     .436      .586   (.196)  (.180)   (.376)   14.29   4.00      109,579  .65     1.00     21.77     .0221

Real Estate Securities Fund
1992    11.65   .140    1.244     1.384   (.244)    --     (.244)  $12.79  12.12       14,859  .69     4.50      2.76      --
1993    12.79   .090    2.329     2.419   (.169)    --     (.169)   15.04  19.01       92,678  .67     4.05      5.84      --
1994    15.04   .380     .060      .440   (.170)    --     (.170)   15.31   2.89      195,697  .62     4.00     11.73      --
1995    15.31   .780    1.833     2.613   (.523)    --     (.523)   17.40  17.53      213,473  .59     4.74     22.15      --
1996    17.40   .789    4.738     5.527   (.777)    --     (.777)   22.15  32.82      322,721  .57     4.80     10.32     .0519

U.S. Government Securities Fund
1992    12.72   .520     .434      .954   (.425)  (.009)   (.434)   13.24   7.69      371,828  .59     7.07     28.64      --
1993    13.24   .500     .771     1.271   (.512)  (.079)   (.591)   13.92   9.71      684,303  .54     6.06    145.11      --
1994    13.92   .960   (1.590)    (.630)  (.668)  (.052)   (.720)   12.57  (4.55)     579,039  .53     6.87     18.25***   --
1995    12.57   .930    1.461     2.391   (.961)    --     (.961)   14.00  19.46      643,165  .52     6.72     18.68***   --
1996    14.00   .750    (.308)     .442   (.972)    --     (.972)   13.47   3.62      843,858  .51     6.66     12.93***

Zero Coupon Fund - 2000
1992    13.26   .570     .577     1.147   (.527)    --     (.527)   13.88   9.04       48,217  .257    6.97      9.10      --
1993    13.88   .660    1.549     2.209   (.618)  (.031)   (.649)   15.44  16.15       76,916  .377    5.88      7.02      --
1994    15.44   .680   (1.710)   (1.030)  (.691)  (.099)   (.790)   13.62  (6.76)      94,230  .407    6.37      --        --
1995    13.62   .750    2.029     2.779   (.669)    --     (.669)   15.73  20.67      137,357  .407    6.14      1.63      --
1996    15.73   .980    (.650)     .330   (.861)  (.009)   (.870)   15.19   2.43      129,601  .407    6.14       .58      --

Zero Coupon Fund - 2005
1992    12.91   .650     .670     1.320   (.610)    --     (.610)   13.62  10.81       18,295  .257    7.46     19.48      --
1993    13.62   .440    2.547     2.987   (.521)  (.006)   (.527)   16.08  22.21       42,998  .377    5.67     16.59      --
1994    16.08   .710   (2.240)   (1.530)  (.602)  (.188)   (.790)   13.76  (9.60)      51,499  .407    6.53      2.00      --
1995    13.76   .780    3.525     4.305   (.685)    --     (.685)   17.38  31.76       83,222  .407    6.19      1.72      --
1996    17.38   .958   (1.127)    (.169)  (.861)    --     (.861)   16.35  (0.50)      82,603  .407    6.15      2.06      --

Zero Coupon Fund - 2010
1992    12.84  1.210     .026     1.236   (.726)    --     (.726)   13.35  10.31       13,431  .257    7.64     54.50      --
1993    13.35   .500    2.805     3.305   (.937)  (.038)   (.975)   15.68  25.47       29,189  .257    5.89     36.63      --
1994    15.68   .550   (2.270)   (1.720)  (.632)  (.308)   (.940)   13.02 (10.97)      45,361  .407    6.57      4.34      --
1995    13.02   .760    4.749     5.509   (.489)    --     (.489)   18.04  42.79       85,633  .407    6.41     31.45      --
1996    18.04  1.024   (1.658)    (.634)  (.878)  (.238)  (1.116)   16.29  (2.69)      78,816  .407    6.24     16.10      --

Money Market Fund
1992     1.00   .030     --        .030   (.030)    --     (.030)    1.00   3.06       86,907  .69     2.99      --        --
1993     1.00   .030     --        .030   (.030)    --     (.030)    1.00   2.54      131,534  .66     2.53      --        --
1994     1.00   .040     --        .040   (.040)    --     (.040)    1.00   3.82      518,618  .467    4.05      --        --
1995     1.00   .060     --        .060   (.060)    --     (.060)    1.00   5.74      429,547  .407    5.58      --        --
1996     1.00   .050     --        .050   (.050)    --     (.050)    1.00   5.16      408,930  .437    5.04      --        --

Growth and Income Fund
1992    12.11   .080     .721      .801   (.121)    --     (.121)   12.79   6.73      231,659  .62     1.44     25.22      --
1993    12.79   .090    1.221     1.311   (.111)    --     (.111)   13.99  10.32      371,484  .58     1.00     41.56      --
1994    13.99   .190    (.470)    (.280)  (.094)  (.196)   (.290)   13.42  (3.41)     517,877  .54     1.81     99.21      --
1995    13.42   .410    3.915     4.325   (.196)  (.409)   (.605)   17.14  32.83      889,487  .52     3.30    116.54      --
1996    17.14   .620    1.633     2.253   (.406) (1.437)  (1.843)   17.55  14.19    1,077,989  .50     4.06     23.01     .0407

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Income Securities Fund
1992   $12.82$  .400  $ 1.266    $1.666$  (.592)$ (.244)$  (.836)  $13.65  13.20%   $ 182,993  .67%    7.44%    12.59%     --
1993    13.65   .330    2.177     2.507   (.312)  (.045)   (.357)   15.80  18.59      737,942  .56     6.66     10.12      --
1994    15.80   .820   (1.799)    (.979)  (.444)  (.067)   (.511)   14.31  (6.27)   1,000,002  .54     7.27     13.33      --
1995    14.31  1.160    1.960     3.120   (.888)  (.072)   (.960)   16.47  22.40    1,266,538  .51     8.05     33.14      --
1996    16.47  1.320     .438     1.758   (.873)  (.145)  (1.018)   17.21  11.28    1,350,659  .50     7.96     15.28     .0519

Templeton International Equity Fund
19921   10.00   .140    (.380)    (.240)   --       --      --       9.76  (2.40)      13,662 1.77*    3.91*    21.78      --
1993++   9.76   .180    2.598     2.778   (.038)    --     (.038)   12.50  28.56      310,146 1.12     1.58     29.50      --
1994    12.50   .190    (.080)     .110   (.035)  (.065)   (.100)   12.51    .87      785,124  .99     2.17     12.22      --
1995    12.51   .370     .939     1.309   (.223)  (.276)   (.499)   13.32  10.59      850,117  .92     2.87     16.42      --
1996    13.32   .400    2.575     2.975   (.380)  (.465)   (.845)   15.45  22.98    1,108,099  .89     3.07     27.52     .0140

Templeton Pacific Growth Fund
19921   10.00   --      (.120)    (.120)   --       --      --       9.88  (1.20)       5,788 1.317     --       8.41      --
1993     9.88   .050    4.680     4.730    --       --      --      14.61  47.87      215,882 1.14     1.29     12.36      --
1994    14.61   .220   (1.500)   (1.280)  (.031)  (.059)   (.090)   13.24  (8.79)     375,832 1.07     2.04      4.29      --
1995    13.24   .330     .705     1.035   (.258)  (.107)   (.365)   13.91   7.97      331,936 1.01     2.08     36.06      --
1996    13.91   .214    1.331     1.545   (.440)  (.255)   (.695)   14.76  11.10      356,759  .99     1.51     12.85     .0092

Rising Dividends Fund
19921   10.00   .060     .920      .980    --       --      --      10.98   9.80       97,687  .677    2.11*     5.22      --
1993    10.98   .140    (.522)    (.382)  (.028)    --     (.028)   10.57  (3.48)     299,730  .79     2.31     13.58      --
1994    10.57   .260    (.690)    (.430)  (.170)    --     (.170)    9.97  (4.08)     309,929  .80     2.71     24.07      --
1995     9.97   .270    2.661     2.931   (.241)    --     (.241)   12.66  29.74      463,253  .78     2.72     18.72      --
1996    12.66   .250    2.769     3.019   (.279)    --     (.279)   15.40  24.18      597,424  .76     1.96     27.97     .0505

Utility Equity Fund
1992    14.86   .350     .915     1.265   (.305)    --     (.305)   15.82   8.69      667,118  .55     5.18       .13      --
1993    15.82   .380    1.279     1.659   (.338)  (.001)   (.339)   17.14  10.54    1,589,634  .51     4.47      4.80      --
1994    17.14   .950   (2.940)   (1.990)  (.620)  (.110)   (.730)   14.42 (11.56)   1,155,110  .52     5.58     11.74      --
1995    14.42   .840    3.542     4.382   (.902)    --     (.902)   17.90  31.35    1,423,446  .50     5.14     13.27      --
1996    17.90   .910     .285     1.195   (.915)    --     (.915)   18.18   7.07    1,202,290  .50     4.20     29.69     .0252

Templeton Developing Markets Equity Fund
19942   10.00   .070    (.510)    (.440)   --       --      --       9.56  (4.40)      98,189 1.53*    1.85*     1.15      --
1995     9.56   .090     .180      .270   (.040)  (.010)   (.050)    9.78   2.77      158,084 1.41     2.01     19.96      --
1996     9.78   .123    1.972     2.095   (.100)  (.185)   (.285)   11.59  21.59      272,098 1.49     1.68     12.42     .0025

Templeton Global Growth Fund
19942   10.15   .070     .260      .330    --       --      --      10.48   3.25      158,856 1.14*    2.49*     7.14      --
1995    10.48   .160    1.170     1.330   (.060)    --     (.060)   11.75  12.72      338,755  .97     2.46     30.92      --
1996    11.75   .251    2.209     2.460   (.205)  (.205)   (.410)   13.80  21.28      579,877  .93     2.20     12.32     .0096

Templeton Global Asset Allocation Fund
19953   10.00   .180     .520      .700   (.180)    --     (.180)   10.52   7.01       14,729  .90*    3.84*    30.00      --
1996    10.52   .336    1.749     2.085   (.005)  (.010)   (.015)   12.59  19.84       56,269  .86     4.21     52.35     .0028

Small Cap Fund
19954   10.00   .030     .210      .240    --       --      --      10.24   2.30       13,301  .90*    2.70*    16.04      --
1996    10.24   .023    2.941     2.964   (.004)    --     (.004)   13.20  28.95      170,969  .77      .63     63.72     .0518

Capital Growth Fund
19965   10.00   .030    1.330     1.360    --       --      --      11.36  13.60       44,667  .77*     .96*     3.91     .0567

Templeton International Smaller Companies Fund
19965   10.00   .091    1.159     1.250    --       --       --     11.25  12.50       16,255 1.16*    2.51*     --       .0031

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Mutual Shares Securities Fund
19966  $10.00$ .019$ .331    $ .350       $--      $--      $--    $10.35   3.50%    $ 27,677 1.00%*   2.56%*   1.31%     .0410
Mutual Discovery Securities Fund
19966   10.00   .016     .192      .210    --       --      --      10.21   2.10       15,418 1.37*    2.11*      .14     .0300

*Annualized

***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

****Represents the
average broker commission rate per share paid by the Fund in connection wih the execution of the Fund's portfolio transactions in equity securities.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment and capital gains, if any, at net asset value and is not annualized.
++Per share amounts have been calculated using the average shares outstanding during the period.
1For the period January 27, 1992 (effective date) to December 31, 1992.
2For the period March 15, 1994 (effective date) to December 31, 1994.
3For the period April 19, 1995 (effective date) to December 31, 1995.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5For the period May 1, 1996 (effective date) to December 31, 1996.
6For the period November 8, 1996 (effective date) to December 31, 1996.
7During the periods indicated below, Advisers, the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                            Ratio of Expenses
                                          to average net assets
Adjustable U.S. Government Fund
1992                                              0.62%
Zero Coupon Fund - 2000
1992                                              0.68
1993                                              0.67
1994                                              0.66
1995                                              0.63
1996                                              0.62
Zero Coupon Fund - 2005
1992                                              0.69
1993                                              0.67
1994                                              0.68
1995                                              0.66
1996                                              0.65

                                            Ratio of Expenses
                                          to average net assets
Zero Coupon Fund - 2010
1992                                              0.69%
1993                                              0.68
1994                                              0.68
1995                                              0.66
1996                                              0.65
Money Market Fund
1994                                              0.54
1995                                              0.53
1996                                              0.53
Templeton Pacific Growth Fund
19921                                             2.57*
Rising Dividends Fund
19921                                             0.76*

FRANKLIN VALUEMARK FUNDS

Report of Independent Accountants



To the Shareholders and Board of Trustees

of Franklin Valuemark Funds:

We have audited the accompanying statements of assets and liabilities of each of the twenty-three funds comprising the Franklin Valuemark Funds, including each Fund's statement of investments in securities and net assets, as of December 31, 1996, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Valuemark Funds as of December 31, 1996, the results of their operations, changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P

San Francisco, California

February 4, 1997



Franklin Valuemark Annual Report December 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 1000 Index and the S&P 500, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending      Fund        Index         Index
5/1/96          $10,000      $10,000       $10,000
5/31/96         $10,220      $10,258       $10,240
6/30/96         $10,180      $10,297       $10,251
7/31/96         $ 9,790       $9,842        $9,757
8/31/96         $10,180      $10,050       $10,023
9/30/96         $10,910      $10,615       $10,586
10/31/96        $10,880      $10,908       $10,820
11/30/96        $11,750      $11,733       $11,618
12/31/96        $11,360      $11,501       $11,430


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.

Period Ending      Fund           Index             Index
1/24/89         $10,000         $10,000           $10,000
1/31/89         $10,020         $10,165           $10,011
2/28/89         $10,080          $9,912           $10,052
3/31/89         $10,150         $10,143           $10,110
4/30/89         $10,210         $10,669           $10,176
5/31/89         $10,280         $11,101           $10,234
6/30/89          $9,990         $11,038           $10,259
7/31/89         $10,530         $12,035           $10,283
8/31/89         $11,020         $12,271           $10,300
9/30/89         $10,680         $12,220           $10,333
10/31/89        $10,040         $11,937           $10,382
11/30/89        $10,110         $12,180           $10,407
12/31/89        $10,290         $12,473           $10,424
1/31/90          $9,760         $11,636           $10,531
2/28/90          $9,920         $11,786           $10,581
3/31/90         $10,159         $12,098           $10,639
4/30/90          $9,958         $11,797           $10,656
5/31/90         $10,824         $12,947           $10,680
6/30/90         $10,693         $12,860           $10,738
7/31/90         $10,623         $12,819           $10,779
8/31/90          $9,736         $11,660           $10,878
9/30/90          $9,343         $11,093           $10,969
10/31/90         $9,242         $11,045           $11,035
11/30/90         $9,776         $11,758           $11,060
12/31/90        $10,048         $12,086           $11,060
1/31/91         $10,683         $12,613           $11,126
2/28/91         $11,127         $13,515           $11,143
3/31/91         $11,147         $13,842           $11,159
4/30/91         $11,177         $13,876           $11,176
5/31/91         $11,600         $14,474           $11,210
6/30/91         $10,853         $13,811           $11,242
7/31/91         $11,243         $14,454           $11,259
8/31/91         $11,623         $14,797           $11,292
9/30/91         $11,541         $14,550           $11,341
10/31/91        $11,664         $14,745           $11,358
11/30/91        $11,161         $14,150           $11,391
12/31/91        $12,054         $15,769           $11,399
1/31/92         $12,577         $15,476           $11,416
2/29/92         $12,587         $15,676           $11,457
3/31/92         $12,125         $15,370           $11,516
4/30/92         $12,146         $15,822           $11,532
5/31/92         $12,218         $15,899           $11,548
6/30/92         $11,943         $15,662           $11,590
7/31/92         $12,295         $16,303           $11,614
8/31/92         $12,119         $15,969           $11,647
9/30/92         $12,420         $16,156           $11,679
10/31/92        $12,658         $16,211           $11,720
11/30/92        $13,135         $16,762           $11,736
12/31/92        $13,260         $16,968           $11,728
1/31/93         $13,363         $17,110           $11,786
2/28/93         $13,280         $17,343           $11,827
3/31/93         $13,653         $17,709           $11,868
4/30/93         $13,477         $17,281           $11,902
5/31/93         $13,840         $17,742           $11,918
6/30/93         $13,676         $17,793           $11,935
7/31/93         $13,477         $17,722           $11,935
8/31/93         $13,979         $18,394           $11,968
9/30/93         $13,896         $18,252           $11,993
10/31/93        $14,105         $18,630           $12,043
11/30/93        $13,990         $18,453           $12,051
12/31/93        $14,627         $18,676           $12,051
1/31/94         $15,453         $19,311           $12,084
2/28/94         $15,255         $18,788           $12,125
3/31/94         $14,345          $7,969           $12,166
4/30/94         $14,429         $18,199           $12,183
5/31/94         $14,471         $18,497           $12,191
6/30/94         $13,815         $18,044           $12,233
7/31/94         $14,215         $18,636           $12,266
8/31/94         $14,689         $19,400           $12,315
9/30/94         $14,257         $18,927           $12,348
10/31/94        $14,457         $19,353           $12,357
11/30/94        $13,920         $18,648           $12,373
12/31/94        $14,131         $18,924           $12,373
1/31/95         $14,246         $19,414           $12,422
2/28/95         $14,815         $20,171           $12,472
3/31/95         $15,236         $20,766           $12,513
4/30/95         $15,689         $21,377           $12,555
5/31/95         $16,173         $22,232           $12,580
6/30/95         $16,273         $22,748           $12,605
7/31/95         $16,547         $23,503           $12,605
8/31/95         $16,744         $23,562           $12,638
9/30/95         $17,467         $24,556           $12,663
10/31/95        $17,335         $24,468           $12,705
11/30/95        $18,014         $25,542           $12,696
12/31/95        $18,770         $26,035           $12,687
1/31/96         $19,153         $26,920           $12,762
2/29/96         $18,956         $27,170           $12,803
3/31/96         $19,153         $27,431           $12,869
4/30/96         $19,252         $27,834           $12,919
5/31/96         $19,449         $28,553           $12,944
6/30/96         $19,810         $28,661           $12,952
7/31/96         $19,077         $27,394           $12,976
8/31/96         $19,346         $27,972           $13,001
9/30/96         $19,859         $29,547           $13,043
10/31/96        $20,445         $30,363           $13,084
11/30/96        $21,422         $32,658           $13,109
12/31/96        $21,434         $32,011           $13,109



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's shares with the CS First Boston High Yield Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund           Index             Index

1/24/89       $10,000         $10,000           $10,000
1/31/89       $10,020         $10,045           $10,011
2/28/89       $10,080         $10,091           $10,052
3/31/89       $10,150         $10,019           $10,110
4/30/89       $10,220          $9,995           $10,176
5/31/89       $10,290         $10,232           $10,234
6/30/89       $10,300         $10,380           $10,259
7/31/89       $10,330         $10,403           $10,283
8/31/89       $10,370         $10,402           $10,300
9/30/89       $10,300         $10,165           $10,333
10/31/89      $10,070          $9,911           $10,382
11/30/89      $10,050          $9,931           $10,407
12/31/89      $10,130          $9,886           $10,424
1/31/90        $9,920          $9,538           $10,531
2/28/90        $9,770          $9,362           $10,581
3/31/90        $9,924          $9,632           $10,639
4/30/90        $9,831          $9,672           $10,656
5/31/90        $9,893          $9,873           $10,680
6/30/90       $10,152         $10,184           $10,738
7/31/90       $10,379         $10,513           $10,779
8/31/90        $9,893         $10,027           $10,878
9/30/90        $9,251          $9,262           $10,969
10/31/90       $8,879          $9,030           $11,035
11/30/90       $9,076          $9,211           $11,060
12/31/90       $9,251          $9,256           $11,060
1/31/91        $9,345          $9,509           $11,126
2/28/91        $9,934         $10,330           $11,143
3/31/91       $10,286         $10,970           $11,159
4/30/91       $10,566         $11,426           $11,176
5/31/91       $10,659         $11,483           $11,210
6/30/91       $10,907         $11,784           $11,242
7/31/91       $11,168         $12,182           $11,259
8/31/91       $11,372         $12,404           $11,292
9/30/91       $11,519         $12,685           $11,341
10/31/91      $11,803         $13,105           $11,358
11/30/91      $11,939         $13,210           $11,391
12/31/91      $12,007         $13,306           $11,399
1/31/92       $12,392         $13,848           $11,416
2/29/92       $12,608         $14,184           $11,457
3/31/92       $12,778         $14,396           $11,516
4/30/92       $12,857         $14,407           $11,532
5/31/92       $13,039         $14,603           $11,548
6/30/92       $13,161         $14,748           $11,590
7/31/92       $13,411         $14,975           $11,614
8/31/92       $13,637         $15,181           $11,647
9/30/92       $13,744         $15,280           $11,679
10/31/92      $13,577         $15,121           $11,720
11/30/92      $13,839         $15,348           $11,736
12/31/92      $13,993         $15,521           $11,728
1/31/93       $14,255         $15,945           $11,786
2/28/93       $14,481         $16,261           $11,827
3/31/93       $14,695         $16,604           $11,868
4/30/93       $14,754         $16,699           $11,902
5/31/93       $14,897         $16,942           $11,918
6/30/93       $15,206         $17,249           $11,935
7/31/93       $15,317         $17,428           $11,935
8/31/93       $15,403         $17,577           $11,968
9/30/93       $15,403         $17,677           $11,993
10/31/93      $15,921         $18,000           $12,043
11/30/93      $16,020         $18,227           $12,051
12/31/93      $16,192         $18,457           $12,051
1/31/94       $16,537         $18,785           $12,084
2/28/94       $16,414         $18,813           $12,125
3/31/94       $15,637         $18,260           $12,166
4/30/94       $15,415         $18,016           $12,183
5/31/94       $15,465         $18,118           $12,191
6/30/94       $15,619         $17,997           $12,233
7/31/94       $15,593         $18,082           $12,266
8/31/94       $15,710         $18,212           $12,315
9/30/94       $15,762         $18,285           $12,348
10/31/94      $15,788         $18,297           $12,357
11/30/94      $15,684         $18,085           $12,373
12/31/94      $15,853         $18,277           $12,373
1/31/95       $16,112         $18,469           $12,422
2/28/95       $16,735         $18,923           $12,472
3/31/95       $16,904         $19,137           $12,513
4/30/95       $17,398         $19,562           $12,555
5/31/95       $17,878         $20,113           $12,580
6/30/95       $17,971         $20,246           $12,605
7/31/95       $18,221         $20,560           $12,605
8/31/95       $18,277         $20,617           $12,638
9/30/95       $18,471         $20,855           $12,663
10/31/95      $18,721         $21,086           $12,705
11/30/95      $18,666         $21,185           $12,696
12/31/95      $18,985         $21,454           $12,687
1/31/96       $19,347         $21,862           $12,762
2/29/96       $19,541         $21,978           $12,803
3/31/96       $19,402         $21,918           $12,869
4/30/96       $19,500         $22,037           $12,919
5/31/96       $19,652         $22,215           $12,944
6/30/96       $19,701         $22,264           $12,952
7/31/96       $19,899         $22,465           $12,976
8/31/96       $20,250         $22,709           $13,001
9/30/96       $20,739         $23,100           $13,043
10/31/96      $20,938         $23,294           $13,084
11/30/96      $21,319         $23,657           $13,109
12/31/96      $21,625         $24,119           $13,109



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Government/Corporate Bond Index, the S&P 500, and the Lipper Income Average, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund         Index         Index

1/24/89       $10,000       $10,000       $10,000      $10,000
3/31/89       $10,150       $10,080       $10,520      $10,263
6/30/89       $10,280       $10,890       $11,449      $10,895
9/30/89       $10,460       $10,993       $12,675      $11,230
12/31/89      $10,900       $11,390       $12,936      $11,409
3/31/90       $10,693       $11,260       $12,547      $11,007
6/30/90       $11,030       $11,665       $13,336      $11,256
9/30/90       $10,101       $11,735       $11,504      $10,389
12/31/90      $10,091       $12,334       $12,535      $10,495
3/31/91       $11,754       $12,665       $14,355      $11,287
6/30/91       $12,452       $12,857       $14,323      $11,417
9/30/91       $13,448       $13,596       $15,088      $12,209
12/31/91      $13,999       $14,321       $16,354      $12,885
3/31/92       $14,935       $14,106       $15,941      $12,885
6/30/92       $15,515       $14,678       $16,243      $13,258
9/30/92       $15,855       $15,395       $16,755      $13,762
12/31/92      $15,983       $15,406       $17,599      $14,051
3/31/93       $16,979       $16,123       $18,368      $14,832
6/30/93       $17,671       $16,609       $18,457      $15,160
9/30/93       $18,367       $17,160       $18,934      $15,651
12/31/93      $18,954       $17,110       $19,373      $15,832
3/31/94       $18,151       $16,571       $18,638      $15,349
6/30/94       $17,816       $16,366       $18,717      $15,306
9/30/94       $18,175       $16,448       $19,632      $15,629
12/31/94      $17,729       $16,509       $19,628      $15,403
3/31/95       $18,460       $17,331       $21,540      $16,290
6/30/95       $19,869       $18,454       $23,597      $17,267
9/30/95       $20,804       $18,806       $25,473      $18,081
12/31/95      $21,700       $19,683       $27,006      $18,892
3/31/96       $21,938       $19,222       $28,457      $19,255
6/30/96       $22,576       $19,312       $29,734      $19,606
9/30/96       $22,955       $19,654       $30,653      $19,990
12/31/96      $24,148       $20,256       $33,210      $20,933



GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund               Index

01/24/89         $10,000             $10,000
01/31/89         $10,020             $10,165
02/28/89         $10,080              $9,912
03/31/89         $10,150             $10,143
04/30/89         $10,220             $10,669
05/31/89         $10,090             $11,101
06/30/89         $10,360             $11,038
07/31/89         $10,500             $12,035
08/31/89         $10,750             $12,271
09/30/89         $11,110             $12,220
10/31/89         $11,180             $11,937
11/30/89         $12,230             $12,180
12/31/89         $12,430             $12,473
01/31/90         $12,920             $11,636
02/28/90         $12,180             $11,786
03/31/90         $12,038             $12,098
04/30/90         $11,258             $11,797
05/31/90         $11,947             $12,947
06/30/90         $11,380             $12,860
07/31/90         $12,038             $12,819
08/31/90         $11,694             $11,660
09/30/90         $11,501             $11,093
10/31/90         $10,448             $11,045
11/30/90         $10,185             $11,758
12/31/90         $10,651             $12,086
01/31/91          $9,831             $12,613
02/28/91         $10,701             $13,515
03/31/91         $10,610             $13,842
04/30/91         $10,560             $13,876
05/31/91         $10,853             $14,474
06/30/91         $11,258             $13,811
07/31/91         $11,382             $14,454
08/31/91         $10,814             $14,797
09/30/91         $10,834             $14,550
10/31/91         $11,227             $14,745
11/30/91         $11,361             $14,150
12/31/91         $10,617             $15,769
01/31/92         $11,340             $15,476
02/29/92         $11,165             $15,676
03/31/92         $10,752             $15,370
04/30/92         $10,607             $15,822
05/31/92         $11,123             $15,899
06/30/92         $11,407             $15,662
07/31/92         $11,492             $16,303
08/31/92         $11,120             $15,969
09/30/92         $10,982             $16,156
10/31/92         $10,313             $16,211
11/30/92          $9,612             $16,762
12/31/92          $9,941             $16,968
01/31/93          $9,867             $17,110
02/28/93         $10,355             $17,343
03/31/93         $11,343             $17,709
04/30/93         $12,108             $17,281
05/31/93         $13,658             $17,742
06/30/93         $13,737             $17,793
07/31/93         $14,957             $17,722
08/31/93         $13,823             $18,394
09/30/93         $12,689             $18,252
10/31/93         $13,887             $18,630
11/30/93         $13,769             $18,453
12/31/93         $15,471             $18,676
01/31/94         $15,578             $19,311
02/28/94         $14,925             $18,788
03/31/94         $15,096             $17,969
04/30/94         $14,390             $18,199
05/31/94         $14,861             $18,497
06/30/94         $14,559             $18,044
07/31/94         $14,839             $18,636
08/31/94         $15,495             $19,400
09/30/94         $16,508             $18,927
10/31/94         $15,915             $19,353
11/30/94         $14,645             $18,648
12/31/94         $15,172             $18,924
01/31/95         $13,385             $19,414
02/28/95         $13,988             $20,171
03/31/95         $15,291             $20,766
04/30/95         $15,442             $21,377
05/31/95         $15,334             $22,232
06/30/95         $15,319             $22,748
07/31/95         $15,815             $23,503
08/31/95         $15,716             $23,562
09/30/95         $15,782             $24,556
10/31/95         $14,018             $24,468
11/30/95         $15,242             $25,542
12/31/95         $15,529             $26,035
1/31/96          $18,098             $26,920
2/29/96          $18,231             $27,170
3/31/96          $18,319             $27,431
4/30/96          $18,418             $27,834
5/31/96          $19,124             $28,553
6/30/96          $16,862             $28,661
7/31/96          $16,512             $27,394
8/31/96          $17,144             $27,972
9/30/96          $16,184             $29,547
10/31/96         $16,297             $30,363
11/30/96         $16,150             $32,658
12/31/96         $16,150             $32,011



GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire Real Estate Securities Index and the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund          Index          Index

1/24/89          $10,000        $10,000        $10,000
1/31/89          $10,020        $10,165        $10,037
2/28/89          $10,080         $9,912        $10,063
3/31/89          $10,150        $10,143        $10,134
4/30/89          $10,220        $10,669        $10,318
5/31/89          $10,290        $11,101        $10,495
6/30/89          $10,540        $11,038        $10,613
7/31/89          $10,850        $12,035        $10,948
8/31/89          $10,990        $12,271        $10,832
9/30/89          $10,750        $12,220        $10,808
10/31/89         $10,450        $11,937        $10,268
11/30/89         $10,490        $12,180        $10,115
12/31/89         $10,480        $12,473        $10,111
1/31/90          $10,170        $11,636         $9,635
2/28/90          $10,150        $11,786         $9,631
3/31/90          $10,249        $12,098         $9,609
4/30/90          $10,107        $11,797         $9,422
5/31/90          $10,178        $12,947         $9,381
6/30/90          $10,259        $12,860         $9,399
7/31/90          $10,137        $12,819         $9,039
8/31/90           $9,427        $11,660         $7,983
9/30/90           $8,808        $11,093         $7,058
10/31/90          $8,564        $11,045         $6,550
11/30/90          $9,102        $11,758         $6,816
12/31/90          $9,224        $12,086         $6,728
1/31/91          $10,158        $12,613         $7,383
2/28/91          $10,381        $13,515         $7,817
3/31/91          $11,081        $13,842         $8,514
4/30/91          $11,274        $13,876         $8,445
5/31/91          $11,406        $14,474         $8,575
6/30/91          $11,096        $13,811         $8,153
7/31/91          $11,233        $14,454         $8,118
8/31/91          $11,191        $14,797         $8,020
9/30/91          $11,413        $14,550         $7,929
10/31/91         $11,265        $14,745         $7,750
11/30/91         $11,180        $14,150         $7,493
12/31/91         $11,909        $15,769         $8,076
1/31/92          $12,987        $15,476         $8,456
2/29/92          $12,628        $15,676         $8,435
3/31/92          $12,396        $15,370         $8,253
4/30/92          $12,216        $15,822         $8,116
5/31/92          $12,501        $15,899         $8,149
6/30/92          $12,390        $15,662         $7,903
7/31/92          $12,886        $16,303         $7,933
8/31/92          $12,746        $15,969         $7,813
9/30/92          $12,929        $16,156         $8,110
10/31/92         $13,135        $16,211         $8,196
11/30/92         $13,286        $16,762         $8,267
12/31/92         $13,804        $16,968         $8,674
1/31/93          $14,365        $17,110         $9,276
2/28/93          $14,883        $17,343         $9,725
3/31/93          $15,854        $17,709        $10,378
4/30/93          $15,228        $17,281         $9,790
5/31/93          $15,099        $17,742         $9,636
6/30/93          $15,619        $17,793         $9,888
7/31/93          $15,925        $17,722        $10,089
8/31/93          $16,351        $18,394        $10,299
9/30/93          $17,192        $18,252        $10,765
10/31/93         $17,072        $18,630        $10,463
11/30/93         $16,013        $18,453        $10,007
12/31/93         $16,428        $18,676         $9,995
1/31/94          $16,723        $19,311        $10,295
2/28/94          $17,411        $18,788        $10,716
3/31/94          $16,799        $17,969        $10,220
4/30/94          $17,072        $18,199        $10,334
5/31/94          $17,334        $18,497        $10,549
6/30/94          $17,010        $18,044        $10,341
7/31/94          $16,976        $18,636        $10,365
8/31/94          $16,921        $19,400        $10,358
9/30/94          $16,644        $18,927        $10,185
10/31/94         $16,047        $19,353         $9,812
11/30/94         $15,471        $18,648         $9,428
12/31/94         $16,943        $18,924        $10,159
1/31/95          $16,323        $19,414         $9,831
2/28/95          $16,611        $20,171        $10,139
3/31/95          $16,733        $20,766        $10,197
4/30/95          $16,689        $21,377        $10,124
5/31/95          $17,364        $22,232        $10,459
6/30/95          $17,658        $22,748        $10,641
7/31/95          $18,024        $23,503        $10,812
8/31/95          $18,413        $23,562        $10,944
9/30/95          $18,940        $24,556        $11,146
10/31/95         $18,551        $24,468        $10,800
11/30/95         $18,860        $25,542        $10,912
12/31/95         $19,912        $26,035        $11,545
1/31/96          $20,359        $26,920        $11,705
2/29/96          $20,622        $27,170        $11,936
3/31/96          $20,645        $27,431        $12,033
4/30/96          $20,702        $27,834        $12,087
5/31/96          $21,114        $28,553        $12,357
6/30/96          $21,341        $28,661        $12,604
7/31/96          $21,174        $27,394        $12,492
8/31/96          $22,188        $27,972        $13,023
9/30/96          $22,889        $29,547        $13,348
10/31/96         $23,343        $30,363        $13,710
11/30/96         $24,107        $32,658        $14,279
12/31/96         $26,448        $32,011        $15,802



GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire MidCap Growth Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending         Fund             Index

1/27/92            $10,000           $10,000
1/31/92            $10,000           $10,039
2/29/92            $10,000           $10,209
3/31/92             $9,930            $9,801
4/30/92             $9,980            $9,568
5/31/92            $10,130            $9,448
6/30/92             $9,990            $9,020
7/31/92            $10,350            $9,514
8/31/92            $10,240            $9,315
9/30/92            $10,410            $9,478
10/31/92           $10,540            $9,865
11/30/92           $10,860           $10,620
12/31/92           $10,980           $10,945
1/31/93            $10,860           $11,193
2/28/93            $10,670           $10,815
3/31/93            $10,760           $11,147
4/30/93            $10,390           $10,681
5/31/93            $10,530           $11,290
6/30/93            $10,418           $11,365
7/31/93            $10,418           $11,264
8/31/93            $10,588           $11,835
9/30/93            $10,588           $12,132
10/31/93           $10,749           $12,196
11/30/93           $10,478           $12,006
12/31/93           $10,598           $12,670
1/31/94            $10,739           $13,117
2/28/94            $10,378           $13,187
3/31/94             $9,916           $12,402
4/30/94             $9,936           $12,452
5/31/94            $10,077           $12,261
6/30/94            $10,054           $11,643
7/31/94            $10,156           $11,927
8/31/94            $10,584           $12,948
9/30/94            $10,340           $12,846
10/31/94           $10,309           $13,159
11/30/94           $10,064           $12,576
12/31/94           $10,166           $12,785
1/31/95            $10,442           $12,788
2/28/95            $10,748           $13,555
3/31/95            $10,982           $14,055
4/30/95            $11,064           $14,265
5/31/95            $11,441           $14,498
6/30/95            $11,565           $15,410
7/31/95            $11,815           $16,705
8/31/95            $12,013           $16,960
9/30/95            $12,409           $17,434
10/31/95           $12,304           $16,820
11/30/95           $12,940           $17,703
12/31/95           $13,190           $17,767
1/31/96            $13,451           $18,074
2/29/96            $13,648           $18,750
3/31/96            $13,648           $18,977
4/30/96            $13,617           $20,102
5/31/96            $13,992           $20,703
6/30/96            $14,146           $19,575
7/31/96            $13,731           $17,899
8/31/96            $14,008           $19,204
9/30/96            $14,731           $20,113
10/31/96           $15,167           $19,544
11/30/96           $16,220           $20,644
12/31/96           $16,379           $20,371


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 2500 Index and the S&P 500, based on a $10,000 investment from 11/1/95 to 12/31/96.


Period Ending       Fund           Index              Index

11/1/95          $10,000         $10,000            $10,000
11/30/95          $9,700         $10,439            $10,427
12/31/95         $10,230         $10,640            $10,605
1/31/96          $10,370         $11,002            $10,681
2/29/96          $10,850         $11,105            $11,002
3/31/96          $11,140         $11,211            $11,227
4/30/96          $12,250         $11,376            $11,745
5/31/96          $12,760         $11,669            $12,063
6/30/96          $12,154         $11,714            $11,693
7/31/96          $11,054         $11,196            $10,837
8/31/96          $12,114         $11,432            $11,460
9/30/96          $12,654         $12,076            $11,957
10/31/96         $12,404         $12,409            $11,878
11/30/96         $12,964         $13,347            $12,451
12/31/96         $13,204         $13,083            $12,622



GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the IFC Investable Composite Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending    Fund        Index          Index

3/15/94       $10,000      $10,000         $10,000
3/31/94       $10,000       $9,779          $9,478
4/30/94       $10,060      $10,083          $9,298
5/31/94       $10,040      $10,110          $9,518
6/30/94        $9,990      $10,083          $9,179
7/31/94       $10,250      $10,276          $9,839
8/31/94       $10,530      $10,587         $11,098
9/30/94       $10,520      $10,310         $11,378
10/31/94      $10,410      $10,606         $11,003
11/30/94      $10,000      $10,148         $10,581
12/31/94       $9,560      $10,248          $9,442
1/31/95        $8,910      $10,097          $8,197
2/28/95        $8,780      $10,246          $8,090
3/31/95        $9,150      $10,742          $8,073
4/30/95        $9,540      $11,119          $8,410
5/31/95        $9,800      $11,216          $8,724
6/30/95        $9,855      $11,215          $8,775
7/31/95       $10,438      $11,778          $9,047
8/31/95       $10,167      $11,517          $8,805
9/30/95       $10,096      $11,855          $8,738
10/31/95       $9,735      $11,670          $8,406
11/30/95       $9,664      $12,077          $8,364
12/31/95       $9,825      $12,432          $8,655
1/31/96       $10,880      $12,660          $9,386
2/29/96       $10,659      $12,740          $9,168
3/31/96       $10,860      $12,954          $9,300
4/30/96       $11,222      $13,261          $9,676
5/31/96       $11,382      $13,274          $9,590
6/30/96       $11,390      $13,343          $9,702
7/31/96       $10,782      $12,873          $9,066
8/31/96       $10,957      $13,024          $9,347
9/30/96       $11,194      $13,536          $9,485
10/31/96      $11,184      $13,633          $9,281
11/30/96      $11,617      $14,399          $9,419
12/31/96      $11,947      $14,172          $9,460



GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the JP Morgan Global Bond Unhedged Index, based on a $10,000 investment from 5/1/95 to 12/31/96.


Period Ending    Fund           Index      Index

5/01/95        $10,000         $10,000    $10,000
5/31/95        $10,070         $10,087    $10,279
6/30/95        $10,130         $10,086    $10,344
7/31/95        $10,340         $10,592    $10,392
8/31/95        $10,290         $10,358    $10,103
9/30/95        $10,390         $10,662    $10,331
10/31/95       $10,320         $10,495    $10,432
11/30/95       $10,430         $10,862    $10,549
12/31/95       $10,701         $11,181    $10,680
1/31/96        $11,077         $11,386    $10,570
2/29/96        $11,148         $11,457    $10,508
3/31/96        $11,219         $11,650    $10,493
4/30/96        $11,423         $11,926    $10,454
5/31/96        $11,525         $11,938    $10,464
6/30/96        $11,581         $12,000    $10,555
7/31/96        $11,407         $11,578    $10,749
8/31/96        $11,652         $11,713    $10,795
9/30/96        $11,927         $12,173    $10,854
10/31/96       $12,059         $12,261    $11,070
11/30/96       $12,599         $12,950    $11,162
12/31/96       $12,823         $12,745    $11,151



GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending        Fund           Index

3/15/94            $10,000          $10,000
3/31/94            $10,030          $9,779
4/30/94            $10,079          $10,083
5/31/94            $10,118          $10,110
6/30/94            $10,020          $10,083
7/31/94            $10,295          $10,276
8/31/94            $10,551          $10,587
9/30/94            $10,482          $10,310
10/31/94           $10,492          $10,606
11/30/94           $10,285          $10,148
12/31/94           $10,315          $10,248
1/31/95            $10,226          $10,097
2/28/95            $10,335          $10,246
3/31/95            $10,335          $10,742
4/30/95            $10,630          $11,119
5/31/95            $10,896          $11,216
6/30/95            $11,053          $11,215
7/31/95            $11,498          $11,778
8/31/95            $11,399          $11,517
9/30/95            $11,617          $11,855
10/31/95           $11,231          $11,670
11/30/95           $11,310          $12,077
12/31/95           $11,627          $12,432
1/31/96            $12,132          $12,660
2/29/96            $12,181          $12,740
3/31/96            $12,379          $12,954
4/30/96            $12,706          $13,261
5/31/96            $12,894          $13,274
6/30/96            $12,886          $13,343
7/31/96            $12,416          $12,873
8/31/96            $12,814          $13,024
9/30/96            $12,988          $13,536
10/31/96           $13,080          $13,633
11/30/96           $13,672          $14,399
12/31/96           $14,102          $14,172



GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the fund's shares with the JP Morgan Globa Bond (Unhedged)Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund        Index            Index

1/24/89        $10,000       $10,000         $10,000
1/31/89        $10,020       $9,978          $10,011
2/28/89        $10,080       $9,962          $10,052
3/31/89        $10,150       $9,877          $10,110
4/30/89        $10,220       $10,040         $10,176
5/31/89        $10,290       $9,932          $10,234
6/30/89        $10,330       $10,157         $10,259
7/31/89        $10,510       $10,562         $10,283
8/31/89        $10,610       $10,249         $10,300
9/30/89        $10,600       $10,411         $10,333
10/31/89       $10,570       $10,545         $10,382
11/30/89       $10,760       $10,639         $10,407
12/31/89       $10,930       $10,764         $10,424
1/31/90        $10,920       $10,603         $10,531
2/28/90        $10,850       $10,489         $10,581
3/31/90        $10,965       $10,425         $10,639
4/30/90        $10,944       $10,384         $10,656
5/31/90        $11,138       $10,716         $10,680
6/30/90        $11,454       $10,910         $10,738
7/31/90        $11,729       $11,231         $10,779
8/31/90        $11,627       $11,143         $10,878
9/30/90        $11,617       $11,248         $10,969
10/31/90       $11,688       $11,692         $11,035
11/30/90       $11,882       $11,898         $11,060
12/31/90       $12,004       $12,030         $11,060
1/31/91        $12,147       $12,303         $11,126
2/28/91        $12,412       $12,316         $11,143
3/31/91        $12,147       $11,931         $11,159
4/30/91        $12,320       $12,076         $11,176
5/31/91        $12,463       $12,087         $11,210
6/30/91        $12,359       $11,925         $11,242
7/31/91        $12,605       $12,176         $11,259
8/31/91        $12,648       $12,430         $11,292
9/30/91        $12,982       $12,883         $11,341
10/31/91       $13,154       $13,011         $11,358
11/30/91       $13,132       $13,223         $11,391
12/31/91       $13,486       $13,891         $11,399
1/31/92        $13,454       $13,618         $11,416
2/29/92        $13,464       $13,579         $11,457
3/31/92        $13,475       $13,454         $11,516
4/30/92        $13,604       $13,566         $11,532
5/31/92        $13,871       $13,951         $11,548
6/30/92        $13,868       $14,332         $11,590
7/31/92        $14,014       $14,647         $11,614
8/31/92        $13,846       $15,037         $11,647
9/30/92        $13,197       $15,022         $11,679
10/31/92       $13,477       $14,646         $11,720
11/30/92       $13,253       $14,387         $11,736
12/31/92       $13,432       $14,524         $11,728
1/31/93        $13,533       $14,771         $11,786
2/28/93        $13,734       $15,008         $11,827
3/31/93        $14,148       $15,239         $11,868
4/30/93        $14,574       $15,517         $11,902
5/31/93        $14,809       $15,615         $11,918
6/30/93        $14,778       $15,627         $11,935
7/31/93        $14,825       $15,633         $11,935
8/31/93        $15,155       $16,096         $11,968
9/30/93        $15,107       $16,267         $11,993
10/31/93       $15,461       $16,259         $12,043
11/30/93       $15,155       $16,140         $12,051
12/31/93       $15,673       $16,304         $12,051
1/31/94        $15,967       $16,458         $12,084
2/28/94        $15,602       $16,277         $12,125
3/31/94        $15,131       $16,202         $12,166
4/30/94        $15,119       $16,189         $12,183
5/31/94        $15,178       $16,054         $12,191
6/30/94        $14,440       $16,246         $12,233
7/31/94        $14,670       $16,398         $12,266
8/31/94        $14,791       $16,356         $12,315
9/30/94        $14,779       $16,436         $12,348
10/31/94       $14,864       $16,682         $12,357
11/30/94       $14,864       $16,472         $12,373
12/31/94       $14,755       $16,510         $12,373
1/31/95        $14,658       $16,843         $12,422
2/28/95        $14,888       $17,278         $12,472
3/31/95        $15,155       $18,157         $12,513
4/30/95        $15,494       $18,446         $12,555
5/31/95        $15,869       $18,961         $12,580
6/30/95        $15,940       $19,080         $12,605
7/31/95        $16,041       $19,170         $12,605
8/31/95        $15,839       $18,637         $12,638
9/30/95        $16,191       $19,056         $12,663
10/31/95       $16,455       $19,243         $12,705
11/30/95       $16,594       $19,459         $12,696
12/31/95       $16,921       $19,700         $12,687
1/31/96        $16,845       $19,497         $12,762
2/29/96        $16,644       $19,384         $12,803
3/31/96        $16,694       $19,355         $12,869
4/30/96        $16,820       $19,283         $12,919
5/31/96        $16,908       $19,303         $12,944
6/30/96        $17,135       $19,470         $12,952
7/31/96        $17,204       $19,829         $12,976
8/31/96        $17,421       $19,912         $13,001
9/30/96        $17,694       $20,022         $13,043
10/31/96       $18,048       $20,420         $13,084
11/30/96       $18,484       $20,589         $13,109
12/31/96       $18,552       $20,569         $13,109



GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92         $10,000         $10,000
1/31/92         $10,000          $9,973
2/29/92         $10,000          $9,619
3/31/92         $10,000          $8,987
4/30/92         $10,010          $9,032
5/31/92         $10,270          $9,639
6/30/92         $10,040          $9,185
7/31/92          $9,760          $8,952
8/31/92          $9,860          $9,517
9/30/92          $9,740          $9,332
10/31/92         $9,570          $8,845
11/30/92         $9,670          $8,931
12/31/92         $9,760          $8,980
1/31/93          $9,630          $8,982
2/28/93          $9,770          $9,256
3/31/93          $9,930         $10,066
4/30/93         $10,200         $11,024
5/31/93         $10,410         $11,260
6/30/93         $10,218         $11,087
7/31/93         $10,419         $11,477
8/31/93         $11,132         $12,099
9/30/93         $11,042         $11,829
10/31/93        $11,694         $12,196
11/30/93        $11,403         $11,132
12/31/93        $12,547         $11,938
1/31/94         $13,461         $12,951
2/28/94         $13,230         $12,917
3/31/94         $12,748         $12,363
4/30/94         $12,868         $12,891
5/31/94         $12,939         $12,820
6/30/94         $12,601         $13,003
7/31/94         $13,117         $13,132
8/31/94         $13,512         $13,446
9/30/94         $13,249         $13,025
10/31/94        $13,461         $13,461
11/30/94        $12,885         $12,818
12/31/94        $12,652         $12,901
1/31/95         $12,389         $12,408
2/28/95         $12,571         $12,376
3/31/95         $12,531         $13,152
4/30/95         $13,087         $13,651
5/31/95         $13,330         $13,492
6/30/95         $13,624         $13,259
7/31/95         $14,202         $14,087
8/31/95         $13,897         $13,554
9/30/95         $14,202         $13,822
10/31/95        $13,792         $13,454
11/30/95        $13,824         $13,832
12/31/95        $13,992         $14,392
1/31/96         $14,464         $14,454
2/29/96         $14,801         $14,506
3/31/96         $15,032         $14,818
4/30/96         $15,473         $15,252
5/31/96         $15,693         $14,975
6/30/96         $15,714         $15,063
7/31/96         $15,235         $14,626
8/31/96         $15,692         $14,662
9/30/96         $15,848         $15,054
10/31/96        $16,137         $14,904
11/30/96        $16,750         $15,500
12/31/96        $17,207         $15,305



GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending     Fund          Index

5/1/96          $10,000        $10,000
5/31/96         $10,150         $9,818
6/30/96         $10,330         $9,876
7/31/96         $10,210         $9,590
8/31/96         $10,330         $9,613
9/30/96         $10,410         $9,870
10/31/96        $10,690         $9,771
11/30/96        $10,890        $10,162
12/31/96        $11,250        $10,034



GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI Pacific Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92          $10,000        $10,000
1/31/92          $10,000         $9,950
2/29/92          $10,000         $9,254
3/31/92          $10,000         $8,376
4/30/92          $10,010         $7,994
5/31/92          $10,210         $8,619
6/30/92          $10,450         $7,944
7/31/92           $9,900         $7,835
8/31/92           $9,570         $8,910
9/30/92           $9,790         $8,708
10/31/92         $10,230         $8,402
11/30/92         $10,110         $8,562
12/31/92          $9,880         $8,466
1/31/93           $9,980         $8,452
2/28/93          $10,330         $8,864
3/31/93          $10,270         $9,936
4/30/93          $10,920        $11,521
5/31/93          $11,290        $11,859
6/30/93          $11,100        $11,666
7/31/93          $11,230        $12,358
8/31/93          $11,770        $12,725
9/30/93          $11,840        $12,251
10/31/93         $13,110        $12,525
11/30/93         $12,970        $10,760
12/31/93         $14,610        $11,512
1/31/94          $14,720        $12,847
2/28/94          $14,300        $13,180
3/31/94          $13,330        $12,453
4/30/94          $13,520        $12,994
5/31/94          $14,080        $13,304
6/30/94          $13,704        $13,742
7/31/94          $13,956        $13,449
8/31/94          $14,549        $13,685
9/30/94          $14,006        $13,344
10/31/94         $14,097        $13,683
11/30/94         $13,191        $12,921
12/31/94         $13,322        $13,010
1/31/95          $12,356        $12,190
2/28/95          $12,869        $11,890
3/31/95          $13,191        $12,806
4/30/95          $13,372        $13,353
5/31/95          $13,895        $12,821
6/30/95          $13,639        $12,280
7/31/95          $14,166        $13,168
8/31/95          $14,001        $12,674
9/30/95          $14,259        $12,793
10/31/95         $13,691        $12,173
11/30/95         $13,763        $12,773
12/31/95         $14,384        $13,399
1/31/96          $15,552        $13,424
2/29/96          $15,500        $13,275
3/31/96          $15,531        $13,684
4/30/96          $16,224        $14,384
5/31/96          $16,276        $13,761
6/30/96          $16,132        $13,766
7/31/96          $15,255        $13,136
8/31/96          $15,634        $12,792
9/30/96          $15,862        $13,211
10/31/96         $15,353        $12,600
11/30/96         $16,176        $12,940
12/31/96         $15,981        $12,267



GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Intermediate Government Bond Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending  Fund      Index          Index

3/14/89      $10,000    $10,000        $10,000
3/31/89      $10,000    $10,026        $10,032
4/30/89      $10,000    $10,229        $10,097
5/31/89      $10,000    $10,426        $10,155
6/30/89      $10,050    $10,692        $10,179
7/31/89      $10,190    $10,909        $10,203
8/31/89      $10,080    $10,762        $10,220
9/30/89      $10,140    $10,813        $10,252
10/31/89     $10,370    $11,040        $10,302
11/30/89     $10,470    $11,150        $10,326
12/31/89     $10,540    $11,182        $10,343
1/31/90      $10,420    $11,113        $10,449
2/28/90      $10,480    $11,154        $10,498
3/31/90      $10,510    $11,167        $10,556
4/30/90      $10,398    $11,130        $10,573
5/31/90      $10,671    $11,368        $10,597
6/30/90      $10,793    $11,519        $10,655
7/31/90      $10,964    $11,680        $10,695
8/31/90      $10,894    $11,638        $10,794
9/30/90      $10,974    $11,741        $10,884
10/31/90     $11,096    $11,905        $10,950
11/30/90     $11,318    $12,084        $10,974
12/31/90     $11,480    $12,251        $10,974
1/31/91      $11,652    $12,377        $11,039
2/28/91      $11,753    $12,453        $11,056
3/31/91      $11,813    $12,521        $11,073
4/30/91      $11,904    $12,650        $11,089
5/31/91      $11,995    $12,721        $11,122
6/30/91      $12,011    $12,731        $11,155
7/31/91      $12,178    $12,869        $11,171
8/31/91      $12,398    $13,113        $11,204
9/30/91      $12,649    $13,336        $11,253
10/31/91     $12,806    $13,488        $11,270
11/30/91     $12,890    $13,646        $11,303
12/31/91     $13,235    $13,978        $11,311
1/31/92      $13,046    $13,843        $11,328
2/29/92      $13,162    $13,886        $11,368
3/31/92      $13,067    $13,831        $11,426
4/30/92      $13,172    $13,955        $11,442
5/31/92      $13,465    $14,163        $11,458
6/30/92      $13,672    $14,367        $11,500
7/31/92      $13,953    $14,643        $11,524
8/31/92      $14,116    $14,792        $11,556
9/30/92      $14,278    $14,996        $11,588
10/31/92     $14,040    $14,816        $11,629
11/30/92     $14,072    $14,756        $11,645
12/31/92     $14,332    $14,946        $11,637
1/31/93      $14,635    $15,224        $11,694
2/28/93      $14,895    $15,448        $11,735
3/31/93      $14,971    $15,505        $11,776
4/30/93      $15,057    $15,626        $11,809
5/31/93      $15,101    $15,584        $11,826
6/30/93      $15,374    $15,810        $11,842
7/31/93      $15,476    $15,841        $11,842
8/31/93      $15,702    $16,077        $11,875
9/30/93      $15,702    $16,143        $11,900
10/31/93     $15,781    $16,182        $11,949
11/30/93     $15,577    $16,103        $11,957
12/31/93     $15,724    $16,169        $11,957
1/31/94      $15,928    $16,329        $11,990
2/28/94      $15,611    $16,105        $12,030
3/31/94      $15,058    $15,870        $12,071
4/30/94      $14,911    $15,767        $12,088
5/31/94      $14,934    $15,778        $12,097
6/30/94      $14,761    $15,781        $12,138
7/31/94      $15,129    $15,988        $12,171
8/31/94      $15,118    $16,034        $12,219
9/30/94      $14,809    $15,901        $12,252
10/31/94     $14,738    $15,904        $12,261
11/30/94     $14,738    $15,834        $12,277
12/31/94     $14,928    $15,887        $12,277
1/31/95      $15,260    $16,145        $12,326
2/28/95      $15,676    $16,457        $12,375
3/31/95      $15,759    $16,548        $12,416
4/30/95      $15,996    $16,740        $12,457
5/31/95      $16,697    $17,212        $12,482
6/30/95      $16,788    $17,322        $12,507
7/31/95      $16,737    $17,330        $12,507
8/31/95      $16,953    $17,473        $12,539
9/30/95      $17,132    $17,590        $12,565
10/31/95     $17,361    $17,783        $12,606
11/30/95     $17,590    $18,000        $12,597
12/31/95     $17,832    $18,178        $12,588
1/31/96      $17,947    $18,331        $12,663
2/29/96      $17,641    $18,137        $12,703
3/31/96      $17,514    $18,053        $12,769
4/30/96      $17,399    $18,001        $12,819
5/31/96      $17,323    $17,992        $12,843
6/30/96      $17,571    $18,175        $12,851
7/31/96      $17,613    $18,232        $12,875
8/31/96      $17,585    $18,252        $12,900
9/30/96      $17,928    $18,487        $12,941
10/31/96     $18,312    $18,790        $12,983
11/30/96     $18,587    $19,018        $13,007
12/31/96     $18,477    $18,915        $13,007



GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending   Fund             Index           Index

1/24/89       $10,000           $10,000         $10,000
1/31/89       $10,020           $10,165         $10,011
2/28/89       $10,080            $9,912         $10,052
3/31/89       $10,150           $10,143         $10,110
4/30/89       $10,210           $10,669         $10,176
5/31/89       $10,610           $11,101         $10,234
6/30/89       $10,730           $11,038         $10,259
7/31/89       $11,260           $12,035         $10,283
8/31/89       $11,100           $12,271         $10,300
9/30/89       $11,160           $12,220         $10,333
10/31/89      $11,260           $11,937         $10,382
11/30/89      $11,500           $12,180         $10,407
12/31/89      $12,140           $12,473         $10,424
1/31/90       $11,680           $11,636         $10,531
2/28/90       $11,750           $11,786         $10,581
3/31/90       $11,668           $12,098         $10,639
4/30/90       $11,153           $11,797         $10,656
5/31/90       $11,607           $12,947         $10,680
6/30/90       $11,678           $12,860         $10,738
7/31/90       $11,839           $12,819         $10,779
8/31/90       $11,103           $11,660         $10,878
9/30/90       $11,113           $11,093         $10,969
10/31/90      $11,899           $11,045         $11,035
11/30/90      $12,192           $11,758         $11,060
12/31/90      $12,363           $12,086         $11,060
1/31/91       $12,232           $12,613         $11,126
2/28/91       $12,676           $13,515         $11,143
3/31/91       $12,888           $13,842         $11,159
4/30/91       $12,989           $13,876         $11,176
5/31/91       $12,968           $14,474         $11,210
6/30/91       $12,871           $13,811         $11,242
7/31/91       $13,379           $14,454         $11,259
8/31/91       $13,742           $14,797         $11,292
9/30/91       $14,218           $14,550         $11,341
10/31/91      $14,426           $14,745         $11,358
11/30/91      $14,706           $14,150         $11,391
12/31/91      $15,275           $15,769         $11,399
1/31/92       $14,757           $15,476         $11,416
2/29/92       $14,726           $15,676         $11,457
3/31/92       $14,633           $15,370         $11,516
4/30/92       $15,068           $15,822         $11,532
5/31/92       $15,358           $15,899         $11,548
6/30/92       $15,543           $15,662         $11,590
7/31/92       $16,378           $16,303         $11,614
8/31/92       $16,315           $15,969         $11,647
9/30/92       $16,389           $16,156         $11,679
10/31/92      $16,283           $16,211         $11,720
11/30/92      $16,304           $16,762         $11,736
12/31/92      $16,738           $16,968         $11,728
1/31/93       $17,003           $17,110         $11,786
2/28/93       $17,923           $17,343         $11,827
3/31/93       $18,082           $17,709         $11,868
4/30/93       $18,092           $17,281         $11,902
5/31/93       $18,018           $17,742         $11,918
6/30/93       $18,459           $17,793         $11,935
7/31/93       $18,826           $17,722         $11,935
8/31/93       $19,344           $18,394         $11,968
9/30/93       $19,247           $18,252         $11,993
10/31/93      $19,128           $18,630         $12,043
11/30/93      $18,221           $18,453         $12,051
12/31/93      $18,502           $18,676         $12,051
1/31/94       $18,124           $19,311         $12,084
2/28/94       $17,206           $18,788         $12,125
3/31/94       $16,602           $17,969         $12,166
4/30/94       $16,991           $18,199         $12,183
5/31/94       $16,105           $18,497         $12,191
6/30/94       $15,354           $18,044         $12,233
7/31/94       $16,142           $18,636         $12,266
8/31/94       $16,299           $19,400         $12,315
9/30/94       $15,894           $18,927         $12,348
10/31/94      $16,198           $19,353         $12,357
11/30/94      $16,288           $18,648         $12,373
12/31/94      $16,220           $18,924         $12,373
1/31/95       $17,165           $19,414         $12,422
2/28/95       $17,233           $20,171         $12,472
3/31/95       $16,985           $20,766         $12,513
4/30/95       $17,345           $21,377         $12,555
5/31/95       $18,301           $22,232         $12,580
6/30/95       $18,283           $22,748         $12,605
7/31/95       $18,319           $23,503         $12,605
8/31/95       $18,497           $23,562         $12,638
9/30/95       $19,545           $24,556         $12,663
10/31/95      $19,985           $24,468         $12,705
11/30/95      $20,318           $25,542         $12,696
12/31/95      $21,306           $26,035         $12,687
1/31/96       $21,687           $26,920         $12,762
2/29/96       $21,294           $27,170         $12,803
3/31/96       $21,282           $27,431         $12,869
4/30/96       $20,842           $27,834         $12,919
5/31/96       $21,306           $28,553         $12,944
6/30/96       $22,248           $28,661         $12,952
7/31/96       $21,081           $27,394         $12,976
8/31/96       $21,533           $27,972         $13,001
9/30/96       $21,658           $29,547         $13,043
10/31/96      $22,361           $30,363         $13,084
11/30/96      $22,763           $32,658         $13,109
12/31/96      $22,813           $32,011         $13,109



GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 5-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund        Index         Index

3/14/89       $10,000      $10,000       $10,000
3/31/89       $10,000      $10,040       $10,032
4/30/89       $10,000      $10,257       $10,097
5/31/89        $9,990      $10,571       $10,155
6/30/89       $10,560      $10,951       $10,179
7/31/89       $10,790      $11,344       $10,203
8/31/89       $10,460      $11,021       $10,220
9/30/89       $10,480      $11,066       $10,252
10/31/89      $10,910      $11,389       $10,302
11/30/89      $11,010      $11,534       $10,326
12/31/89      $11,080      $11,543       $10,343
1/31/90       $10,610      $11,346       $10,449
2/28/90       $10,600      $11,357       $10,498
3/31/90       $10,592      $11,356       $10,556
4/30/90       $10,170      $11,240       $10,573
5/31/90       $10,664      $11,582       $10,597
6/30/90       $10,932      $11,771       $10,655
7/31/90       $11,076      $11,979       $10,695
8/31/90       $10,582      $11,822       $10,794
9/30/90       $10,715      $11,935       $10,884
10/31/90      $10,973      $12,179       $10,950
11/30/90      $11,518      $12,504       $10,974
12/31/90      $11,734      $12,721       $10,974
1/31/91       $11,868      $12,850       $11,039
2/28/91       $11,889      $12,895       $11,056
3/31/91       $11,868      $12,943       $11,073
4/30/91       $12,064      $13,149       $11,089
5/31/91       $12,054      $13,190       $11,122
6/30/91       $11,987      $13,162       $11,155
7/31/91       $12,147      $13,350       $11,171
8/31/91       $12,615      $13,748       $11,204
9/30/91       $13,072      $14,100       $11,253
10/31/91      $13,157      $14,321       $11,270
11/30/91      $13,338      $14,566       $11,303
12/31/91      $13,933      $14,914       $11,311
1/31/92       $13,487      $14,668       $11,328
2/29/92       $13,572      $14,693       $11,368
3/31/92       $13,465      $14,546       $11,426
4/30/92       $13,519      $14,670       $11,442
5/31/92       $13,848      $15,035       $11,458
6/30/92       $14,249      $15,363       $11,500
7/31/92       $14,880      $15,802       $11,524
8/31/92       $15,080      $16,060       $11,556
9/30/92       $15,501      $16,410       $11,588
10/31/92      $15,102      $16,049       $11,629
11/30/92      $14,947      $15,869       $11,645
12/31/92      $15,379      $16,164       $11,637
1/31/93       $15,789      $16,659       $11,694
2/28/93       $16,387      $17,051       $11,735
3/31/93       $16,587      $17,124       $11,776
4/30/93       $16,664      $17,328       $11,809
5/31/93       $16,653      $17,239       $11,826
6/30/93       $17,308      $17,631       $11,842
7/31/93       $17,412      $17,645       $11,842
8/31/93       $17,863      $18,059       $11,875
9/30/93       $17,979      $18,148       $11,900
10/31/93      $18,129      $18,157       $11,949
11/30/93      $17,701      $17,974       $11,957
12/31/93      $17,863      $18,069       $11,957
1/31/94       $18,176      $18,324       $11,990
2/28/94       $17,528      $17,895       $12,030
3/31/94       $16,938      $17,433       $12,071
4/30/94       $16,729      $17,220       $12,088
5/31/94       $16,729      $17,233       $12,097
6/30/94       $16,694      $17,196       $12,138
7/31/94       $17,023      $17,513       $12,171
8/31/94       $17,023      $17,571       $12,219
9/30/94       $16,694      $17,272       $12,252
10/31/94      $16,596      $17,236       $12,261
11/30/94      $16,511      $17,101       $12,277
12/31/94      $16,621      $17,255       $12,277
1/31/95       $16,950      $17,422       $12,326
2/28/95       $17,475      $17,924       $12,375
3/31/95       $17,573      $17,998       $12,416
4/30/95       $17,829      $18,278       $12,457
5/31/95       $18,756      $19,149       $12,482
6/30/95       $18,909      $19,306       $12,507
7/31/95       $18,781      $19,211       $12,507
8/31/95       $18,998      $19,395       $12,539
9/30/95       $19,138      $19,543       $12,565
10/31/95      $19,482      $19,850       $12,606
11/30/95      $19,814      $20,219       $12,597
12/31/95      $20,056      $20,474       $12,588
1/31/96       $20,286      $20,697       $12,663
2/29/96       $19,890      $20,303       $12,703
3/31/96       $19,648      $20,046       $12,769
4/30/96       $19,495      $19,819       $12,819
5/31/96       $19,406      $19,722       $12,843
6/30/96       $19,637      $20,012       $12,851
7/31/96       $19,691      $19,694       $12,875
8/31/96       $19,664      $19,962       $12,900
9/30/96       $19,988      $20,331       $12,941
10/31/96      $20,435      $20,853       $12,983
11/30/96      $20,746      $21,214       $13,007
12/31/96      $20,543      $20,940       $13,007



GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 10-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund          Index        Index

3/14/89       $10,000        $10,000      $10,000
3/31/89       $10,000        $10,064      $10,032
4/30/89       $10,000        $10,339      $10,097
5/31/89       $10,070        $10,762      $10,155
6/30/89       $11,310        $11,405      $10,179
7/31/89       $11,290        $11,714      $10,203
8/31/89       $10,850        $11,360      $10,220
9/30/89       $10,870        $11,408      $10,252
10/31/89      $11,500        $11,874      $10,302
11/30/89      $11,580        $11,973      $10,326
12/31/89      $11,530        $11,972      $10,343
1/31/90       $10,630        $11,486      $10,449
2/28/90       $10,640        $11,460      $10,498
3/31/90       $10,598        $11,451      $10,556
4/30/90       $10,024        $11,131      $10,573
5/31/90       $10,746        $11,663      $10,597
6/30/90       $11,065        $11,939      $10,655
7/31/90       $11,171        $12,069      $10,695
8/31/90       $10,290        $11,498      $10,794
9/30/90       $10,502        $11,629      $10,884
10/31/90      $10,746        $12,005      $10,950
11/30/90      $11,521        $12,527      $10,974
12/31/90      $11,840        $12,809      $10,974
1/31/91       $11,978        $12,938      $11,039
2/28/91       $11,978        $12,955      $11,056
3/31/91       $11,893        $13,047      $11,073
4/30/91       $12,127        $13,260      $11,089
5/31/91       $11,999        $13,244      $11,122
6/30/91       $11,857        $13,151      $11,155
7/31/91       $12,066        $13,383      $11,171
8/31/91       $12,663        $13,914      $11,204
9/30/91       $13,292        $14,393      $11,253
10/31/91      $13,237        $14,462      $11,270
11/30/91      $13,303        $14,666      $11,303
12/31/91      $14,065        $15,468      $11,311
1/31/92       $13,579        $14,821      $11,328
2/29/92       $13,612        $14,910      $11,368
3/31/92       $13,513        $14,718      $11,426
4/30/92       $13,480        $14,658      $11,442
5/31/92       $13,976        $15,084      $11,458
6/30/92       $14,216        $15,437      $11,500
7/31/92       $15,016        $16,152      $11,524
8/31/92       $15,132        $16,334      $11,556
9/30/92       $15,711        $16,792      $11,588
10/31/92      $15,143        $16,303      $11,629
11/30/92      $15,271        $16,288      $11,645
12/31/92      $15,793        $16,852      $11,637
1/31/93       $16,291        $17,524      $11,694
2/28/93       $17,196        $18,210      $11,735
3/31/93       $17,358        $18,261      $11,776
4/30/93       $17,346        $18,516      $11,809
5/31/93       $17,346        $18,414      $11,826
6/30/93       $18,520        $19,425      $11,842
7/31/93       $18,724        $19,585      $11,842
8/31/93       $19,360        $20,333      $11,875
9/30/93       $19,564        $20,575      $11,900
10/31/93      $19,840        $20,661      $11,949
11/30/93      $19,084        $19,973      $11,957
12/31/93      $19,300        $20,149      $11,957
1/31/94       $19,864        $20,737      $11,990
2/28/94       $18,748        $19,748      $12,030
3/31/94       $17,728        $18,733      $12,071
4/30/94       $17,452        $18,439      $12,088
5/31/94       $17,416        $18,347      $12,097
6/30/94       $17,163        $18,209      $12,138
7/31/94       $17,691        $18,732      $12,171
8/31/94       $17,641        $18,764      $12,219
9/30/94       $16,999        $18,088      $12,252
10/31/94      $16,899        $17,956      $12,261
11/30/94      $16,999        $18,042      $12,277
12/31/94      $17,314        $18,356      $12,277
1/31/95       $17,704        $18,841      $12,326
2/28/95       $18,295        $19,566      $12,375
3/31/95       $18,446        $19,701      $12,416
4/30/95       $18,862        $20,085      $12,457
5/31/95       $20,497        $21,768      $12,482
6/30/95       $20,647        $22,056      $12,507
7/31/95       $20,279        $21,692      $12,507
8/31/95       $20,712        $22,121      $12,539
9/30/95       $21,080        $22,486      $12,565
10/31/95      $21,657        $23,055      $12,606
11/30/95      $22,248        $23,761      $12,597
12/31/95      $22,812        $24,341      $12,588
1/31/96       $22,891        $24,392      $12,663
2/29/96       $21,802        $23,233      $12,703
3/31/96       $21,461        $22,787      $12,769
4/30/96       $21,067        $22,251      $12,819
5/31/96       $20,830        $22,109      $12,843
6/30/96       $21,295        $22,604      $12,851
7/31/96       $21,295        $22,598      $12,875
8/31/96       $21,101        $22,353      $12,900
9/30/96       $21,670        $23,017      $12,941
10/31/96      $22,531        $23,959      $12,983
11/30/96      $23,197        $24,776      $13,007
12/31/96      $22,698        $24,129      $13,007



GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 20-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending      Fund          Index        Index

3/14/89          $10,000        $10,000      $10,000
3/31/89          $10,000        $10,109      $10,032
4/30/89          $10,000        $10,494      $10,097
5/31/89          $10,000        $11,218      $10,155
6/30/89          $11,290        $12,388      $10,179
7/31/89          $11,250        $12,458      $10,203
8/31/89          $10,790        $11,840      $10,220
9/30/89          $10,860        $11,945      $10,252
10/31/89         $11,630        $12,745      $10,302
11/30/89         $11,720        $12,972      $10,326
12/31/89         $11,610        $12,904      $10,343
1/31/90          $10,580        $11,934      $10,449
2/28/90          $10,530        $11,668      $10,498
3/31/90          $10,400        $11,557      $10,556
4/30/90           $9,652        $10,869      $10,573
5/31/90          $10,617        $11,932      $10,597
6/30/90          $11,064        $12,425      $10,655
7/31/90          $11,136        $12,374      $10,695
8/31/90           $9,912        $11,011      $10,794
9/30/90          $10,150        $11,240      $10,884
10/31/90         $10,358        $11,566      $10,950
11/30/90         $11,271        $12,608      $10,974
12/31/90         $11,676        $12,940      $10,974
1/31/91          $11,853        $13,206      $11,039
2/28/91          $11,811        $13,087      $11,056
3/31/91          $11,666        $13,182      $11,073
4/30/91          $11,946        $13,421      $11,089
5/31/91          $11,686        $13,267      $11,122
6/30/91          $11,412        $13,000      $11,155
7/31/91          $11,619        $13,273      $11,171
8/31/91          $12,362        $14,056      $11,204
9/30/91          $13,061        $14,781      $11,253
10/31/91         $12,864        $14,549      $11,270
11/30/91         $12,744        $14,670      $11,303
12/31/91         $13,749        $15,854      $11,311
1/31/92          $13,246        $15,164      $11,328
2/29/92          $13,290        $15,233      $11,368
3/31/92          $13,235        $14,986      $11,426
4/30/92          $13,050        $14,715      $11,442
5/31/92          $13,759        $15,337      $11,458
6/30/92          $13,776        $15,380      $11,500
7/31/92          $14,598        $16,413      $11,524
8/31/92          $14,679        $16,359      $11,556
9/30/92          $14,923        $16,307      $11,588
10/31/92         $14,378        $15,968      $11,629
11/30/92         $14,772        $16,341      $11,645
12/31/92         $15,467        $17,034      $11,637
1/31/93          $15,792        $17,595      $11,694
2/28/93          $16,707        $18,677      $11,735
3/31/93          $17,054        $18,546      $11,776
4/30/93          $16,881        $18,774      $11,809
5/31/93          $16,985        $18,956      $11,826
6/30/93          $18,058        $20,442      $11,842
7/31/93          $18,664        $21,338      $11,842
8/31/93          $19,617        $22,712      $11,875
9/30/93          $19,778        $22,639      $11,900
10/31/93         $20,162        $23,054      $11,949
11/30/93         $19,332        $22,125      $11,957
12/31/93         $19,407        $22,047      $11,957
1/31/94          $20,186        $22,929      $11,990
2/28/94          $18,788        $21,356      $12,030
3/31/94          $17,662        $20,013      $12,071
4/30/94          $17,365        $19,496      $12,088
5/31/94          $17,092        $18,900      $12,097
6/30/94          $16,534        $18,599      $12,138
7/31/94          $17,392        $19,779      $12,171
8/31/94          $17,041        $19,179      $12,219
9/30/94          $16,248        $18,101      $12,252
10/31/94         $16,131        $17,996      $12,261
11/30/94         $16,417        $18,436      $12,277
12/31/94         $16,924        $19,119      $12,277
1/31/95          $17,366        $19,856      $12,326
2/28/95          $17,886        $20,479      $12,375
3/31/95          $18,068        $20,733      $12,416
4/30/95          $18,561        $21,191      $12,457
5/31/95          $20,862        $24,264      $12,482
6/30/95          $20,964        $24,591      $12,507
7/31/95          $20,415        $23,898      $12,507
8/31/95          $21,018        $24,842      $12,539
9/30/95          $21,527        $25,562      $12,565
10/31/95         $22,532        $26,984      $12,606
11/30/95         $23,295        $27,998      $12,597
12/31/95         $24,166        $29,297      $12,588
1/31/96          $24,112        $29,016      $12,663
2/29/96          $22,264        $26,341      $12,703
3/31/96          $21,728        $25,335      $12,769
4/30/96          $21,152        $24,417      $12,819
5/31/96          $20,951        $24,420      $12,843
6/30/96          $21,596        $25,270      $12,851
7/31/96          $21,553        $25,204      $12,875
8/31/96          $21,077        $24,370      $12,900
9/30/96          $21,928        $25,583      $12,941
10/31/96         $23,155        $27,320      $12,983
11/30/96         $24,224        $28,946      $13,007
12/31/96         $23,516        $27,643      $13,007


THE INVESTMENT STRATEGY PYRAMID

As a Franklin Valuemark contract owner, you can invest in up to nine investment options at one time. When selecting an option, there are two things you may wish to consider: 1) your investment objective; and 2) the degree of risk with which you feel comfortable. Before you make these decisions, you may want to review the investment strategy pyramid pictured below. The base of the pyramid represents investments emphasizing stability and preservation of capital. Moving up the pyramid, the categories reflect a greater focus on potential investment return -- categories that generally entail a greater degree of investment risk as well. Of course, you should review the Franklin Valuemark Funds prospectus for more information about a specific option.

GRAPH OMITTED


                 Capital Growth Fund Mutual Discovery Securities Fund Precious Metals Fund* Small Cap Fund Templeton Developing Markets Equity Fund Templeton Global Growth Fund Templeton International Equity Fund Templeton International Smaller Companies Fund Templeton Pacific Growth Fund

           Growth and Income Fund
           Income Securities Fund
           Mutual Shares Securities Fund
           Real Estate Securities Fund
           Rising Dividends Fund
           Templeton Global Asset Allocation Fund
           Utility Equity Fund

      High Income Fund
      Templeton Global Income Securities Fund+
      U.S. Gov't. Securities Fund
      Three Zero Coupon Funds
      maturing in 2000, 2005, 2010

Money Market Fund

*The Board has approved for contract owner consideration changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a fund which invests primarily in natural resources industries. Contract owners of record as of January 21, 1997, are entitled to vote at the April 4, 1997, meeting. If approved, the change would take effect on May 1, 1997.

+Effective May 1, 1996, the Global Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

For service regarding your contract, please contact your investment representative. You may also call 1-800/624-0197 (Valuemark deferred variable annuity), 1-800/774-5001 (VIP), or 1-800/342-FUND (Franklin Valuemark Funds). To ensure the highest quality of service, telephone calls to or from a Valuemark service center may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

LETTER TO CONTRACT OWNERS
------------------------------------------------------------------------------
TABLE OF CONTENTS                                      PAGE

LETTER TO CONTRACT OWNERS                               1
ECONOMIC OVERVIEW                                       3
CHANGE IN UNIT PRICES                                   5
FRANKLIN VALUEMARK TOTAL RETURNS                        6
PORTFOLIO OBJECTIVES                                    8
PORTFOLIO PROFILES
PORTFOLIOS SEEKING CAPITAL GROWTH
    Capital Growth Fund                                12
    Mutual Discovery Securities Fund                   12


GRAPHICS OMITTED

    Precious Metals Fund                               13
    Small Cap Fund                                     14
    Templeton Developing Markets Equity Fund           15
    Templeton Global Growth Fund                       15
    Templeton International Equity Fund                17
    Templeton International
     Smaller Companies Fund                            17
    Templeton Pacific Growth Fund                      18
PORTFOLIOS SEEKING GROWTH AND INCOME
    Growth and Income Fund                             19
    Income Securities Fund                             20
    Mutual Shares Securities Fund                      21

GRAPHICS OMITTED

    Real Estate Securities Fund                        21
    Rising Dividends Fund                              23
    Templeton Global Asset Allocation Fund             24
    Utility Equity Fund                                25
PORTFOLIOS SEEKING CURRENT INCOME
    High Income Fund                                   26
    Templeton Global Income Securities Fund            26
    U.S. Government Securities Fund                    27
    Zero Coupon Funds                                  28
PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
    Money Market Fund                                  29
INDEX COMPARISONS                                      30
INDEX DEFINITIONS                                      38
PREFERRED LIFE VARIABLE ACCOUNT C
    Financial Statements and Notes                     40
FRANKLIN VALUEMARK FUNDS
    Statement of Investments                           62
    Financial Statements and Notes                    157

                                                             February 14, 1997
Dear Contract Owner:

This annual report covers the year ended December 31, 1996, for the Franklin Valuemark(R) flexible-premium deferred variable annuity and Franklin Valuemark Funds.

We introduced two new Valuemark portfolios over the reporting period. On December 2, 1996, we added the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund as investment options to your annuity. Mutual Discovery seeks capital appreciation through a policy of investing in domestic and foreign equity securities. Mutual Shares seeks capital appreciation, with current income as a secondary objective.

On October 25, 1996, shares of the Adjustable U.S. Government Fund and the Investment Grade Intermediate Bond Fund were replaced by shares of the U.S. Government Securities Fund. The substitution is designed to benefit contract owners by consolidating the assets of portfolios with similar investment objectives, strategies and risks, thereby potentially lowering operating expenses.

On the following pages you will find a summary covering global market conditions over the past year as well as discussions of each portfolio's performance. The portfolios' performance tables, presented on pages 6 through 7, show cumulative and average annual total returns. It is important to remember that financial markets fluctuate daily and past investment conditions and results are not indicative of future trends.

We look to the future with confidence and believe Franklin Valuemark variable annuity will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,



Rupert H. Johnson, Jr.
Director and Executive Vice President
Franklin Valuemark Funds


SIGNATURE OMITTED



Ronald L. Wobbeking
Chairman of the Board
Preferred Life Insurance Company
of New York


SIGNATURE OMITTED


MUTUAL SERIES MANAGERS
COME TO VALUEMARK

IN NOVEMBER 1996, HEINE SECURITIES CORPORATION, ADVISERS OF THE MUTUAL SERIES FUNDS, JOINED FORCES WITH THE FRANKLIN TEMPLETON GROUP. WHAT'S MORE, AS OF DECEMBER 2, 1996, FRANKLIN VALUEMARK BEGAN OFFERING MODELS OF TWO MUTUAL SERIES FUNDS -- MUTUAL DISCOVERY AND MUTUAL SHARES -- TO CONTRACT OWNERS.

ALTHOUGH THE NEW VALUEMARK PORTFOLIOS WILL PERFORM DIFFERENTLY THAN THE PUBLIC FUNDS DUE TO DIFFERENCES IN SIZE, INVESTMENTS HELD, AND OTHER FACTORS, THEY WILL BE MANAGED BY MICHAEL PRICE AND HIS TEAM, USING THE SAME VALUE INVESTMENT APPROACH.


ECONOMIC OVERVIEW FOR 1996
-------------------------------------------------------------------------------

A STRONG U.S. ECONOMY

At the end of 1995, the U.S. economy appeared to be stalled and on the verge of a recession. At that time, few could accurately predict the record-setting climb of the stock market that would occur in the 12 months to follow. Consistent employment growth, strong personal income and rising financial asset values helped consumer spending rebound in the first and second quarters of 1996. Gross Domestic Product (GDP) grew at an annualized rate of 4.7% during the second quarter. As the third quarter ended, the national unemployment rate remained low, leading many bond investors to speculate that economic growth could accelerate and lead to increased inflation. A saving grace came in the third quarter when consumers didn't open their wallets as often as they had earlier in the year (growth fell to an annualized rate of 2.2% by September 30, 1996). But fourth quarter economic reports showed that activity in key sectors had picked up, reviving inflation expectations and pushing interest rates -- and bond yields -- higher. The 30-year U.S. Treasury bond finished the year yielding 6.65%, significantly higher than its 5.96% yield on December 31, 1995.


U.S. EQUITIES POST BANNER YEAr

Record amounts of capital poured into mutual funds in 1996, and the Dow Jones Industrial Average(R) (the Dow) set an unprecedented 44 records -- including closing above the 6000 point mark for the first time on October 14, 1996. Despite its strong upward movement throughout the year, the Dow suffered two measurable sell-offs in the first half of 1996. It tumbled 171.24 points on March 8, recovered quickly and advanced to a new high of 5778.00 on May 22, only to slide to 5346.55 by July 23. The Dow closed the reporting period at 6448.27, a 26% increase from December 31, 1995.*


*Dow Jones Industrial Average total return calculated by Wilshire Associates,
Inc.


FOREIGN EQUITIES BOOKED STRONG GAINS, TOO. . . .

Patient investors of global equity markets enjoyed 1996, especially since foreign markets experienced positive gains. Due to declining European interest rates and increased participation in European equities by American investors, many European stocks performed well, with most major European stock exchanges posting gains of more than 15% (measured in local currencies). Some European fixed-income and currency markets started the year in a promising fashion, but couldn't deliver the goods. This was especially evident in Germany, where the economy continued to move at a snail's pace. Indications were that the German economy was starting to recover in early September, but some of the optimism might have been a bit premature since the 1997 budget includes plans for fiscal tightening. With this in mind, and with the overtones of the European Monetary Union (EMU) in the background, we believe the Deutschmark will most likely continue to weaken against the U.S. dollar and other foreign currencies.

Boasting an influx of investors who reaped the benefits of favorable returns (quite a change from 1995's dramatic sell-off), most emerging market stocks posted a banner year. Particularly strong performances came from Brazil, Poland and Russia. Another buoyant market was Hong Kong, which has managed to attract significant capital inflows despite the upcoming reversion to Chinese rule.

Consumer and business confidence in Japan are improving but still have some distance to go. In fact, a recent Tankan economic report suggested that while Japan's equity market produced a positive return for the year, the economy has yet to turn. This, coupled with a questionable banking system, indicates that Japan's economy may remain on shaky ground for some time.


ON INTO 1997

Chances are that despite Federal Reserve Chairman Alan Greenspan's recent comment that the U.S. market may be overpriced, we believe the Dow could continue to rise and give equity investments another good year. It also appears to us that U.S. economic growth may continue at a moderate pace, accompanied with low inflation -- a scenario we think is already priced into the domestic bond market. Still, a couple of things lurk in the shadows that could potentially cause the bond market some grief, including continued entitlement program reforms and their potential impact on the federal budget. Additionally, should strong growth resume in Asian and European countries, pressure could be put on the dollar relative to foreign currencies -- perhaps negatively impacting U.S. interest rates and forcingthe Fed to reconsider its stance on domestic monetary policy.

There are no promises that 1997's market can match that of 1996 -- market corrections may occur after good years, causing relatively short but sometimes sharp declines in stock prices. While market volatility and the possibility of corrections can be unsettling, it is a reminder to investors that security prices don't always move upward. History has shown that, over the long term, stocks and bonds have delivered impressive results when left to compound -- even through market downturns. For this reason, you are encouraged to periodically review your investment program and focus on your continuing long-term goals.



FRANKLIN VALUEMARK VARIABLE ANNUITY
CHANGE IN UNIT PRICES

                                                                                                               % CHANGE
                                                                                    UNIT PRICE* UNIT PRICE*   IN UNIT PRICE
PORTFOLIO NAME                                                                      12/31/95     12/31/96  12/31/95 TO 12/31/96
-------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                                                                   $10.00**    $11.25        12.54%
Growth and Income Fund                                                                $17.31      $19.49        12.59%
High Income Fund                                                                      $17.25      $19.37        12.31%
Income Securities Fund                                                                $19.79      $21.71         9.72%
Money Market Fund                                                                     $12.88      $13.36         3.69%
Mutual Discovery Securities Fund                                                       N/A+       $10.18          N/A
Mutual Shares Securities Fund                                                          N/A+       $10.33          N/A
Precious Metals Fund                                                                  $14.11      $14.47         2.54%
Real Estate Securities Fund                                                           $18.07      $23.67        30.96%
Rising Dividends Fund                                                                 $12.50      $15.30        22.44%
Small Cap Fund                                                                        $10.15**    $12.91        27.26%
Templeton Developing Markets Equity Fund                                              $ 9.58      $11.49        19.89%
Templeton Global Asset Allocation Fund                                                $10.59      $12.51        18.16%
Templeton Global Growth Fund                                                          $11.34      $13.56        19.58%
Templeton Global Income Securities Fund++                                             $15.52      $16.78         8.10%
Templeton International Equity Fund                                                   $13.26      $16.08        21.25%
Templeton International Smaller Companies Fund                                        $10.00**    $11.15        11.45%
Templeton Pacific Growth Fund                                                         $13.63      $14.93         9.55%
U.S. Government Securities Fund                                                       $16.30      $16.65         2.16%
Utility Equity Fund                                                                   $19.56      $20.65         5.57%
Zero Coupon Fund - 2000                                                               $18.29      $18.47         0.99%
Zero Coupon Fund - 2005                                                               $20.91      $20.52        -1.90%
Zero Coupon Fund - 2010                                                               $22.43      $21.52        -4.05%

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.

**Unit price at inception on June 10, 1996.

+Figures for this time period are not available due to the funds' recent inception dates.

++Effective May 1, 1996, the Global Income Fund's name changed to the Templeton Global Income Securities Fund. The portfolio's objective and investment strategy remain unchanged.

Note: The unit value for each subaccount that invests in a particular portfolio is the total value of assets of the subaccount (net assets of the portfolio), minus the daily charges for mortality and expense risk and administrative expenses (annualized at 1.4% of the account's average daily net assets), plus or minus a charge or credit for any taxes reserved, divided by the total number of outstanding units for the fund at the end of the valuation period. The unit value does not take into account the contingent deferred sales charge that declines from 5% to 1.5% over five years, or the annual contract maintenance fee of $30. Past performance is not indicative of future performance. Unit price and return vary, so that investors may have a gain or loss when they sell their units. This information is for Valuemark contract owners only and may not be used as sales literature.
-------------------------------------------------------------------------------

VALUEMARK II

STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996 WITH CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                           INCEPTION                                   SINCE
   SUBACCOUNT NAME                                                           DATE         1-YEAR        5-YEAR       INCEPTION
------------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund+                                                      5/1/96         N/A           N/A           N/A
   Growth and Income Fund*                                                  1/24/89        8.24%       10.14%         8.68%
   High Income Fund*                                                        1/24/89        7.96%       10.70%         8.60%
   Income Securities Fund*                                                  1/24/89        5.37%        9.70%        10.18%
   Money Market Fund**                                                      1/24/89       -0.66%        2.45%         3.63%
   Mutual Discovery Securities Fund+                                        11/8/96         N/A           N/A           N/A
   Mutual Shares Securities Fund+                                           11/8/96         N/A           N/A           N/A
   Precious Metals Fund*                                                    1/24/89       -1.81%        6.20%         4.67%
   Real Estate Securities Fund*                                             1/24/89       26.61%       14.72%        11.38%
   Rising Dividends Fund                                                    1/27/92       18.09%          N/A         8.86%
   Small Cap Fund                                                           11/1/95       22.91%          N/A        21.42%
   Templeton Developing Markets Equity Fund*                                3/15/94       15.54%          N/A         4.24%
   Templeton Global Asset Allocation Fund                                    5/1/95       13.81%          N/A        12.32%
   Templeton Global Growth Fund*                                            3/15/94       15.23%          N/A        10.74%
   Templeton Global Income Securities Fund*                                 1/24/89        3.75%        5.14%         6.66%
   Templeton International Equity Fund                                      1/27/92       16.90%          N/A         9.97%
   Templeton International Smaller Companies Fund+                           5/1/96         N/A           N/A           N/A
   Templeton Pacific Growth Fund                                            1/27/92        5.20%          N/A         8.33%
   U.S. Government Securities Fund                                          3/14/89       -2.19%        5.25%         6.67%
   Utility Equity Fund                                                      1/24/89        1.22%        6.71%         9.49%
   Zero Coupon - 2000**                                                     3/14/89       -3.36%        6.22%         8.10%
   Zero Coupon - 2005**                                                     3/14/89       -6.25%        8.27%         9.57%
   Zero Coupon - 2010**                                                     3/14/89       -8.40%        9.67%        10.24%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. They are based on a $1,000 hypothetical investment and represent the average annual change in value of an investment over the indicated periods. They reflect the deduction of an annual asset charge of 1.4%, fund charges, an annual contract maintenance charge of $30 (prorated, based on an approximate average contract size of $30,000), and applicable declining contingent deferred sales charges, assuming the account is liquidated at the end of the reporting period, according to the following schedule:

         YEARS SINCE DEPOSIT:          1      2      3       4      5      6
          CHARGE:                      5%     5%     4%      3%    1.5%    0%

The figures also assume reinvestment of dividends and capital gains and reflect the application of an annual 15% cumulative free withdrawal privilege. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when units are sold. Past performance does not guarantee future results.

*Past expense reductions by the portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees. For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders.

+Figures for these time periods are not available due to portfolios' recent inception dates.


VALUEMARK II

NON-STANDARDIZED TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1996 WITHOUT CONTINGENT DEFERRED SALES CHARGE AND OTHER CHARGES

                                                                         TOTAL RETURN               CUMULATIVE TOTAL RETURN
                                                    INCEPTION                           SINCE                          SINCE
   SUBACCOUNT NAME                                    DATE       1-YEAR     5-YEAR    INCEPTION  3-YEAR     5-YEAR   INCEPTION
   ---------------------------------------------------------------------------------------------------------------------------
   Capital Growth Fund+                              5/1/96       N/A        N/A        N/A       N/A        N/A     12.54%
   Growth and Income Fund*                           1/24/89     12.59%     10.28%     8.77%     42.50%     63.10%    94.90%
   High Income Fund*                                 1/24/89     12.31%     10.84%     8.69%     27.84%     67.27%    93.75%
   Income Securities Fund*                           1/24/89      9.72%      9.84%    10.25%     22.41%     59.85%   117.08%
   Money Market Fund**                               1/24/89      3.69%      2.61%     3.72%     10.72%     13.78%    33.59%
   Mutual Discovery Securities Fund+                 11/8/96       N/A        N/A        N/A       N/A        N/A      1.80%
   Mutual Shares Securities Fund+                    11/8/96       N/A        N/A        N/A       N/A        N/A      3.30%
   Precious Metals Fund*                             1/24/89      2.54%      6.35%     4.76%      0.03%     36.04%    44.67%
   Real Estate Securities Fund*                      1/24/89     30.96%     14.84%    11.46%     54.00%     99.76%   136.68%
   Rising Dividends Fund                             1/27/92     22.44%       N/A      9.01%     48.18%       N/A     53.03%
   Small Cap Fund                                    11/1/95     27.26%       N/A     24.49%     27.26%       N/A     29.13%
   Templeton Developing Markets Equity Fund*         3/15/94     19.89%       N/A      5.08%       N/A        N/A     14.87%
   Templeton Global Asset Allocation Fund             5/1/95     18.16%       N/A     14.36%       N/A        N/A     25.14%
   Templeton Global Growth Fund*                     3/15/94     19.58%       N/A     11.49%       N/A        N/A     35.60%
   Templeton Global Income Securities Fund*          1/24/89      8.10%      5.30%     6.74%     14.54%     29.46%    67.81%
   Templeton International Equity Fund               1/27/92     21.25%       N/A     10.11%     31.54%       N/A     60.81%
   Templeton International
   Smaller Companies Fund+                            5/1/96       N/A        N/A        N/A       N/A        N/A     11.45%
   Templeton Pacific Growth Fund                     1/27/92      9.55%       N/A      8.47%      4.91%       N/A     49.32%
   U.S. Government Securities Fund                   3/14/89      2.16%      5.40%     6.75%     13.28%     30.10%    66.50%
   Utility Equity Fund                               1/24/89      5.57%      6.86%     9.57%     19.26%     39.35%   106.54%
   Zero Coupon - 2000**                              3/14/89      0.99%      6.36%     8.18%     10.51%     36.14%    84.75%
   Zero Coupon - 2005**                              3/14/89     -1.90%      8.40%     9.64%     13.67%     49.70%   105.17%
   Zero Coupon - 2010**                              3/14/89     -4.05%      9.81%    10.32%     18.62%     59.63%   115.22%

The above figures represent past performance of the portfolios whose inception dates may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Total return is the cumulative or average annual percent change in the unit price of the subaccount, assuming reinvestment of dividends and capital gains. These figures assume the contract owner is still invested at the end of the reporting period. Past performance is not indicative of future performance.

Standardized performance data and other important disclosures are on page 6. Please review this information and a Franklin Valuemark prospectus before investing.

*Past expense reductions by the
portfolio's manager increased the portfolio's total returns.

**The manager agreed in advance to waive a portion of management fees and to assume responsibility for other expenses. Without these reductions, the portfolios' total returns would have been lower. The fee waiver may be discontinued at any time upon notice to the portfolios' Board of Trustees. For the Zero Coupon Funds, until at least December 31, 1997, the manager has agreed to keep total expenses to a maximum of 0.40% of each portfolio's average monthly net assets, which has the effect of increasing total return to contract holders.

+Figures for these time periods are not available due to portfolios' recent inception dates.


PORTFOLIO OBJECTIVES
-------------------------------------------------------------------------------
   PORTFOLIO                                         DESCRIPTION
-------------------------------------------------------------------------------
Portfolios Seeking Capital Growth

CAPITAL GROWTH FUND

   Seeks capital appreciation with current income as a secondary consideration. The portfolio invests primarily in equity securities, including common stocks and securitiesconvertible into common stocks.

MUTUAL DISCOVERY SECURITIES FUND

   Seeks capital appreciation by investing in domestic and foreign equity securities, including securities of small cap companies as well as debt obligations of any quality. The portfolio also seeks to invest in securities of domestic and foreign companies and reorganizations, as well as distressed/bankruptcy investments.

PRECIOUS METALS FUND

   Seekscapital appreciation through concentration of its investments in securities of issuers, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals. The portfolio's secondary objective is to provide current income return through the receipt of dividends or interest from its investments.

SMALL CAP FUND

   Seeks long-term capital growth. Under normal market conditions, the portfolio invests primarily in equity securities of small capitalization growth companies.


TEMPLETON DEVELOPING
MARKETS EQUITY FUND

   Seeks long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets under normal market conditions.

TEMPLETON GLOBAL GROWTH FUND

   Seeks long-term capital growth; any income realized will be incidental. The portfolio seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets under normal market conditions.


TEMPLETON INTERNATIONAL EQUITY FUND

   Seeks long-term capital growth. Under
   normal market conditions, the portfolio will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities. These equity securities will trade on markets in countries other than the U.S., including developing markets, and be issued by companies domiciled in countries other than the U.S., or companies that derive at least 50% of either their revenues or pre-tax income from activities outside the U.S.

TEMPLETON INTERNATIONAL
SMALLER COMPANIES FUND

   Seeks long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets under normal market conditions.

TEMPLETON PACIFIC GROWTH FUND

   Seeks long-term capital growth. Under normal conditions, the portfolio will invest at least 65% of its assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and which are issued by companies domiciled in the Pacific Rim or companies that derived at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the portfolio's 65% investment policy, the countries in the Pacific Rim are Australia, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Singapore and Thailand.

PORTFOLIOS SEEKING GROWTH AND INCOME

GROWTH AND INCOME FUND AND INCOME

   Seeks capital appreciation. The portfolio's secondary objective is to provide current income return. The portfolio pursues capital appreciation by investing primarily in domestic common stocks, securities convertible into common stocks and preferred stocks.

INCOME SECURITIES FUND

   Seeks to maximize income while maintaining prospects for capital appreciation. The portfolio will pursue its objective by investing in a diversified portfolio of domestic and foreign (including developing markets) debt obligations, which may include high yield, high risk, lower-rated bonds, as well as equity securities, selected with particular consideration of current income production along with capital appreciation.

MUTUAL SHARES SECURITIES FUND

   Seeks capital appreciation with income as a secondary objective. The portfolio may invest in domestic and foreign equity securities, as well as debt obligations of any quality. The portfolio also seeks to invest in securities of companies involved in mergers and reorganizations, as well as distressed/bankruptcy investments.


REAL ESTATE SECURITIES FUND

   Seeks capital appreciation, with a secondary objective of earning current income on its investments. The portfolio pursues its principal objective by investing primarily in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

RISING DIVIDENDS FUND

   Seeks capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the portfolio invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration. The portfolio seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value.

TEMPLETON GLOBAL
ASSET ALLOCATION FUND

   Seeks a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers of any nation, debt obligations of companies and governments of any nation, and Money Market Instruments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

UTILITY EQUITY FUND

   Seeks both capital appreciation and curent income by concentrating investments in the securities companies in the public utilities industry. The portfolio pursues its objective by investing, under normal conditions, at least 65% of the portfolio's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

   Seeks a high level of current return. As a secondary objective, the portfolio seeks capital appreciation to the extent consistent with its principal objective. The portfolio may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase.

TEMPLETON GLOBAL INCOME
SECURITIES FUND+
(FORMERLY GLOBAL INCOME FUND)

   Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The portfolio will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions.

U.S. GOVERNMENT SECURITIES FUND

  Seeks to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities. These obligations may include fixed-rate or adjustable-rate mortgage backed securities.

THREE ZERO COUPON FUNDS
(MATURITY DATES:  2000, 2005, 2010)

   Seek to provide as high an investment return as is consistent with the preservation of capital. Each portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the portfolio at substantial discounts from their value at maturity.

PORTFOLIO SEEKING PRESERVATION OF CAPITAL AND INCOME

   MONEY MARKET FUND

   Seeks to obtain as high a level of high current income (in the context of the type of investment available to the portfolio) consistent with capital preservation and liquidity. The portfolio will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.


+Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remain unchanged.


PORTFOLIO PROFILES -- 1996
------------------------------------------------------------------------------
PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

The Capital Growth Fund portfolio consists of what we consider to be good quality growth companies, generally large-capitalization and mid-capitalization stocks. Our investment objective of capital appreciation is achieved through a long-term "buy and hold" strategy. Our aim is to provide investors with the potential for solid growth over time, instead of jockeying for short-term, overnight gains. Some of our top sectors at year end included software, data networking, healthcare, semiconductors, financials, energy, and consumer products. By maintaining exposure to a number of industries, we seek to reduce the impact that a single, poorly performing sector could have on your investment.

We expect that the market may become more volatile in the coming years (unlike the relatively low volatility that has been present over the last several years). This expectation stems in part from concerns for sustained earnings growth of individual companies. It is our belief that the S&P 500(R) will not produce double-digit earnings growth in 1997 as it has in each of the last four years. In such an environment of slowing corporate profit growth, solid stable growth companies -- such as those your portfolio seeks to invest in -- are sought by investors. As growth warrants a premium in the market due to its scarcity, investors tend to push the prices of such growth stocks up -- a condition which we believe should benefit many of your portfolio holdings.

Our long-term outlook for the domestic stock market remains bullish for a variety of reasons. First, a significant demographic trend shows the aging "baby boom" generation is shifting from a "consumption" mode to a "savings" mode -- investing more for retirement. Consequently, new money flows remained solid during 1996, pushing markets higher. A second reason for our optimism is that a number of major world economies are in either a growth or recovery phase. This benefits a number of multinational firms that sell products or services abroad. Third, as we live in an ever-increasing global economy, many domestically-domiciled firms -- with an enhanced focus on share holder value and improving profitability -- are proving to be highly productive on a worldwide basis. We feel that this favorable trend may persist for some time.


NEW! MUTUAL DISCOVERY SECURITIES FUND

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Discovery Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 0.7% in fixed-income securities, and the remaining 36.8% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.

PRECIOUS METALS FUND

The year ending December 31, 1996, may have signaled the breakout from the previous two years of a tight trading range for bullion, with the majority of the volatility occurring in the first and fourth quarters. The overall tone of the bullion market was negative, as both private and official sectors' disinvestment drove prices down. In addition, the strong dollar drove down gold prices in most foreign currencies, except the South African Rand. As a result, even though the physical supply and demand factors were neutral, the bullion price showed little strength.

Because of the attractive valuations of gold securities relative to other precious metals, we increased our holdings of gold-producing companies over the reporting period. Consequently, we decreased our exposure to platinum and diversified metals. We focused on mining companies with attractive reserve, production and growth profiles, and smaller companies with international exploration and mining potential. Specifically, we initiated new positions in the following: Getchell Gold, an intermediate low-cost gold producer in Nevada; Equinox, an Australian exploration company; and Orogen Minerals, a diversified mining and energy company with significant assets in Papua, New Guinea. We also added to existing holdings with prospects for future growth, and trimmed or eliminated positions with limited upside potential.

While there are three issues that could negatively affect bullion prices in the near term, we believe that much of the downside risks are already in the price. These risks are 1) that speculative selling by investors continues, 2) that the European Central Bank continues to sell in order to meet the standards of the European Monetary Union, and 3) that producer forward-selling could increase.

Looking forward, we remain optimistic about the long-term prospects for gold and the portfolio. With demand continuing to exceed supply, gold fundamentals should support a gradual increase in gold prices. We believe that a gold bullion price range of $360 to $390 per ounce could prevail for 1997. Given this outlook, we intend to maintain our emphasis on those mining companies we feel are capable of increasing reserves, production, cash flow, and earnings over the long term.

SMALL CAP FUND

Supported by a growing economy and low inflation, the U.S. equity markets reached new highs during the year ended December 31, 1996. While nearly all indices showed substantial gains during the year, larger capitalization stocks performed better than small cap stocks. The difference in performance was at least partially a result of investor concerns over market volatility and the perception that large cap stocks were more immune to market swings. Despite this bias toward large cap stocks, the portfolio performed well during the year.

Much of our success can be attributed to stock selection: We continue to look for small companies in their emerging growth phase, focusing on companies with an identifiable and, we believe, sustainable competitive advantage, which can often lead to superior earnings and revenue growth. Over the period, our research led us to investments in a number of different industries, including many outside the traditional growth sectors. In fact, the portfolio was helped by the strong performance of our energy stocks (6.1% of total net assets on December 31, 1996), including Barrett Resources and Abacan Resources, and also by our holdings in REITs (5.3%), particularly Bay Apartments and FelCor Suites Hotels, Inc.

While we remain broadly diversified, we continue to find many of the fastest growing companies in the technology sector (21.6% of the fund's portfolio on December 31, 1996). Technology stocks led a sharp market decline in June and July, and we took advantage of this weakness to purchase shares in high quality companies. Some of the names in which we initiated a position were C-Cube Microsystems, a leading provider of digital video compression technology, and Broderbund Software, a top developer of computer software. Many technology names recovered quickly in August and September, and just as we took advantage of the earlier market weakness to buy, we took advantage of the strength to sell positions we believed had limited appreciation potential.

Among those we sold over the reporting period was Shiva Corp., a provider of telecommunications hard- ware and software.

The U.S. economy continues to show signs of strength and, for now, there appears to us to be little evidence of inflationary pressure. We believe these conditions will continue to provide attractive opportunities for small growth companies to develop. At the same time, small cap stocks have underperformed and, in our opinion, have become attractively valued relative to the overall market. Because of these factors, we are optimistic about the prospects for the portfolio and small cap stocks in general.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The emerging markets team places particular emphasis on choosing stocks of companies with good management and strong expected earnings growth over the next five years. Selecting these stocks is a very intensive process and we are expanding our analytical capability to meet the challenges in an ever-expanding emerging markets universe.

On December 31, 1996, the portfolio was invested in 24 countries, with Hong Kong as the largest country holding (13.3% of total net assets), followed by Mexico (10.7%) and Argentina (10.4%). Many investors are still concerned about the economic prospects for Hong Kong after its reversion to China in 1997. Although we have considered the possibility of economic disaster in Hong Kong after the handover, we believe that it is more likely the Hong Kong economy will continue to prosper. The signs are good. The Chinese government has made public announcements that funds will be made available to protect the Hong Kong stock market, and that the economic and social status quo will be maintained after the reversion. This year, the Hong Kong market rallied, buoyed by broad economic recovery -- particularly in the important retail and property sectors. Concerns in Hong Kong's capital market appear to be easing and evidence of that can be found in the narrowing of the gap in valuations between Hong Kong stocks and those of other Asian markets. It is also encouraging to see that China B shares -- which are intended for foreign investors -- rallied sharply since the beginning of November due to expectations of higher company earnings.

Overall, our outlook for Hong Kong, and emerging markets in general, is positive. We will continue to visit the companies in which we invest, searching for potential investment bargains and stocks with strong growth and stability in a volatile market.


TEMPLETON GLOBAL GROWTH FUND

In many countries around the world, financial returns to equity investors accelerated over the past year, adding to the gains accumulated since the start of this bull market. Among the developed stock markets tracked in the Morgan Stanley Capital International(R)* (MSCI) World Index, only Singapore and Japan posted negative returns in U.S. dollar terms for 1996. Others, such as Finland and Spain, rocketed upward, returning 35% and 42%, respectively.

*Registered trademark of Morgan Stanley & Co., Inc.

The U.S. was among the better performing markets over the reporting period, and it remains the portfolio's largest country exposure even though our weighting declined from 34% to 29% of total net assets by December 31, 1996. This decline resulted from our disciplined global value approach, which focuses on individual company fundamentals. Quite simply, some of our holdings in the U.S. reached our sell targets, and we found more bargains overseas. Included in our sales of U.S. stocks were energy companies like Texaco and Mobil, whose share prices climbed on the back of rising oil prices. Similarly, shares in Travellers and Nike posted substantial returns and no longer appeared undervalued to us. We did find new investments in the telecommunications sector, particularly in U.S. West Communications, where competitive threats appear overly discounted.

Our European holdings, in general, performed well over the year. In France, our second largest country weighting (6.7%), energy companies improved their returns, just as their U.S. counterparts did. Many French companies, however, performed poorly. We continue to believe the potential for cost cutting and restructuring is not reflected in the share prices of the banks and insurance companies we hold in this area.

For the first three quarters of last year, the U.K. was an economic laggard; surprisingly, its market still yields on average nearly twice that of the U.S. As we uncovered new investments in the U.K. over the period, we doubled its weighting in the portfolio from 3.1% at the end of last year to 6.3% on December
31. Among these new investments are two companies with new management teams that have been repositioned through internal changes: BICC and BTR, Plc. We also invested in companies addressing competitive positions through external maneuvers; among these was British Telecommunications, PLC., which announced its intention to merge with MCI.

We maintained a relatively low weighting in Japan over the year (2.0%) compared to the MSCI World Index. The Japanese economy continued to languish and its banking sector is still suffering the effects of the collapse in asset values. More important, from our perspective valuation levels still appear high and bargain investments remain scarce.

Emerging markets together with Hong Kong comprised approximately 15% of the portfolio's total net assets on December 31, 1996. Their performance last year was mixed, with Chinese markets exploding in the second half of 1996 to finish up over 30% while Thailand and South Korea slumped -- both losing over a third of their value. Additionally, new opportunities found in South Africa and Ecuador increased the diversity of the portfolio, which is now invested in 33 countries.

We remain comfortable with the long-term outlook for our existing holdings, and also expect to take advantage of the weakness experienced in some of these countries in the coming year.


TEMPLETON INTERNATIONAL EQUITY FUND

During the year ended December 31, 1996, the Templeton International Equity Fund enjoyed strong performance as foreign markets rebounded from a generally lackluster 1995. At year end, the portfolio's largest country allocations were in the United Kingdom (11.9% of total net assets), Sweden (10.4%), the Netherlands (7.9%), and Hong Kong (6.8%). Approximatley 61% of the portfolio's total net assets was invested in European stocks, 9% in Asian stocks, 5% in Latin American stocks, 11% in other stocks and the remaining 12% was in cash and equivalents.

Throughout 1996, we added to our positions in the United Kingdom, Switzerland and Finland. Our exposure to Finland increased with our purchase of Nokia AB, a telecommunications group. We were able to purchase Nokia at what we believe are very attractive levels, identifying the long-term value of the company despite near-term earnings disappointments. We reduced holdings in Hong Kong, Spain and the Netherlands which we felt had achieved fair value, and we added to or initiated positions in stocks that our analysts believed were selling at bargain prices.

As value investors, we buy stocks that we believe are selling at significant discounts to their underlying value. Our analysts around the globe scour local markets for what we think are mispriced stocks. We recognize that value often takes time to show itself in the form of higher prices and, for this reason, we are long-term investors -- typically holding stocks for about five years.


Templeton International Smaller Companies Fund

Nineteen ninety-six was the first year of operation for the Templeton International Smaller Companies Fund, which invests in small cap companies outside the U.S. We employ a long-term, value-oriented approach when selecting stocks for our portfolio. Our analysts search for stocks that are selling at what we believe to be bargain prices; as there are many investors who buy and sell based on current results, a short-term disruption can evoke a wave of investor selling, often pushing a stock's price down to a level well below its intrinsic value. Since we determine a company's value by looking at long-term operating fundamentals, we are often able to buy out- of-favor companies at what we feel are attractive prices.

At year end, the portfolio held approximately 41% of its total net assets in European stocks, 12% in Asian stocks, 4% in Latin American stocks, 4% in other stocks, and -- reflecting the newness of the portfolio -- the remaining 38% in cash. Our largest positions, by country, were United Kingdom (8.4%), Netherlands (8.2%), Spain (6.9%), Hong Kong (6.8%), and Sweden (5.9%).

Our large European holding reflects the bargains our analysts uncovered in that region. We continue to believe that many European stocks, particularly those of smaller companies, offer compelling value. For instance, we initiated a position in McBride (United Kingdom) -- the largest manufacturer of private label household goods and personal care products in Europe. Private label products are winning a position in Europe, as large retailers expand their private label product lines, and we believe McBride stands to benefit from this trend.

On a relative basis, European and Asian stocks appear to offer better values than those available from North American stocks. Overall, we remain cautiously optimistic for world markets in 1997.


TEMPLETON PACIFIC GROWTH FUND

On December 31, 1996, the portfolio's top five geographic allocations were Hong Kong (20.6% of total net assets), Japan (17.6%), Australia (17.3%), Singapore (9.1%), and Malaysia (6.9%).


During the reporting period, the Hong Kong stock market rose substantially, posting large gains in the financial and real estate sectors. Our holdings of Cheung Kong Holdings, Ltd. and New World Development Co., Ltd. appreciated in value and, taking advantage of rising stock prices, we sold our shares of Hong Kong Land Holdings Co. for a profit.

Due to a stronger currency and higher commodity prices, Australia's stock market performed well over the year and Brambles Industries Inc., our largest Australian holding, benefited greatly. The Chinese, Thai, Pakistani and Indian stock markets did not fare as well as other Pacific Rim markets. However, we sought to take advantage of price declines in China by purchasing shares of Guangshen Railway, which operates the only railroad between Guangzhou and Shenzhen, the two largest cities in Guangchong Province.

We remain optimistic about the Pacific Rim equity markets. In our opinion, this region continues to offer a variety of investment opportunities in industrialized nations such as Hong Kong, and in nations like Australia, rich with natural resources.


PORTFOLIOS SEEKING GROWTH AND INCOME

GROWTH AND INCOME FUND

In keeping with its fundamental investment approach, the fund seeks to invest in stocks with attractive valuations -- that is, stocks selling at bargain prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. We often find such stocks in companies that appear to us to be fundamentally strong but have experienced temporary earnings disappointments, or in companies or industries with uncertain prospects for near-term earnings growth.

During the reporting period, we found many utility stocks that met our criteria, including telephone and electric companies. In the electric utility sector, we initiated several new positions over the period, including Unicom, an Illinois-based utility that offered a 6.5% dividend yield and traded at eight times our calculations of estimated earnings. In the telephone utility sector, we increased our holdings in GTE Corp., U.S. West Communications Group, NYNEX Corp., and Southern New England Telecommunications Group. These four telephone companies were all trading at attractive valuations at the time of purchase and we think they appear to be well-positioned for an increasingly competitive environment.

Energy stocks continue to be a major investment focus. Newly purchased Amoco and Occidental Petroleum, combined with additions to current holdings, made the energy & resources sector the portfolio's largest on December 31, 1996 (16.4% of total net assets). Stocks in which we increased our investments included Atlantic Richfield, Texaco, and Exxon, which were among the fund's 10 largest positions.

We also initiated new investments in foreign securities as we believed stocks of many foreign companies traded at more attractive valuations than those of comparable U.S.-based companies. During the period we purchased British Steel and Glaxo Wellcome, bringing foreign holdings to 13.3% of total net assets at the close of the fiscal year.

During the reporting period, we reduced our holdings in certain stocks that reached our price objectives, selling Marsh & McLennan (insurance), B.F. Goodrich (basic materials), Baxter (health care), and Pharmacia Upjohn (health care) at significant gains. On the other hand, certain stocks did not perform up to expectations. Most notably, the stock price of H&R Block came under significant pressure with the deteriorating fundamentals of its subsidiary company, Compuserve. Because we had become increasingly concerned that the company might reduce its dividend, we decided to sell our position at a loss. This allowed us to invest the proceeds in stocks we felt offered better total-return potential.

Looking forward, we will remain committed to our disciplined, value-oriented investment approach, which has produced consistent and favorable long-term results.


INCOME SECURITIES FUND

During 1996, the broader stock market generally strengthened, driven by moderate economic growth, low inflation and healthy corporate earnings. The over-all bond market did not fare as well during the period under review, however. Several sectors of the fund performed well over this period, although the general rise in interest rates caused some weakness. On December 31, 1996, 53.0% of the portfolio's total net assets were in bonds, 41.1% in stocks, and 5.9% in cash. The rise in interest rates provided us with several opportunities to invest a large portion of the portfolio's cash position in securities that we found presented good value, bringing our cash position down from 13.3% on December 31, 1995.

Corporate bonds, which continued to represent our largest fixed-income weighting (26.7%), performed relatively well over the period given the overall increase in interest rates. This performance highlights the benefit of including corporate bonds in the portfolio. Typically, when the economy strengthens, increased interest rate risk is frequently offset by stronger revenue, operating cash flow and higher credit ratings for the issuing corporations. We utilized our extensive credit research to seek out corporate bonds with attractive yields and capital appreciation potential, and initiated several new positions during the period. These included Collins & Aikman (automotive), Packaging Resources (containers & packaging), and Smith's Food & Drug (food chains).

The portfolio's other fixed-income holdings consisted of foreign and U.S. Treasury bonds. As indications of stronger U.S. economic growth led to rising long-term interest rates, we increased our U.S. Treasury exposure from 2.8% at the start of the period to 7.1% of total net assets on December 31, 1996. Similarly, we took advantage of the bond market sell-off in February and initiated positions in dollar-denominated Brazilian and Ecuadorian Brady bonds. Our Latin American Brady bonds were subsequently one of the portfolio's top performing sectors. At the end of the year, we sold our Ecuadorian Brady bonds due to higher political risk following mid-year elections.

Several of the portfolio's equity positions performed well during the period. Our pharmaceutical stocks rose significantly, but believing that their appreciation potential was limited, we reduced our exposure to this sector from 4.3% to 1.6% of total net assets by December 31, 1996. Due to rising oil and natural gas prices during the period, energy stocks also increased in value. We initiated several positions that benefited from the increase in energy prices, including Athabasca Oil Sands Trust, Canadian Oil Sands Trust, Devon Energy, and Enron Oil & Gas.

Prices of utilities stocks retreated in January as interest rates began to rise. We took this opportunity to add to several existing holdings and initiate new positions in Peco Energy and Western Resources, increasing our weighting in the utility sector from 17.6% at the start of the year to 20.6% of total net assets by year end.

During the July U.S. stock market sell-off, we initiated two convertible bond positions in Altera Corp. and Xilinx, Inc., two leading semiconductor design companies. We invested in the technology sector for the first time in several years as weakness in technology stock prices caused valuations to return to what we believe were more attractive levels. We also initiated positions in other convertible securities, most notably Exide Corp. (automotive), FelCor Suite Hotels, Inc. (REIT), Host Marriott (REIT), and Nortel (telecommunications -- Argentina).

With the stock market near all-time highs, we remain selective and opportunistic as we search for attractive investments. We are comfortable with the portfolio's 5.9% cash position, and feel that it should provide us with the ability to take advantage of investment opportunities as they arise.


NEW! MUTUAL SHARES SECURITIES FUND

The Franklin Valuemark Funds Trust added a new portfolio on November 8, 1996: the Mutual Shares Securities Fund. The portfolio seeks capital appreciation, with income as a secondary objective, by investing in domestic and foreign equity securities. These include common and preferred stocks, securities convertible into common stock, as well as debt obligations of any quality.

On December 31, 1996, 62.5% of the portfolio's assets were invested in equity securities, 1.5% in fixed-income securities, and 36.0% in short-term and other securities. Of course, these holdings will change as conditions warrant.

As value investors, our primary mission is to buy securities at signficant discounts to asset value. We focus on individual stocks, not on macroeconomic variables or overall market movements. Our experience demonstrates that "cheap stock" opportunities exist even as many securities may be priced at expensive levels. Most people like to invest in companies that are performing well and have stocks that performed well. We tend to focus on the laggards, however -- the underperformers whose share price performance has been poor, or companies beset by negative news such as earnings disappointments or adverse legal judgements. The extension of our value investing approach to mergers and acquisitions as well as to distressed securities further removes us from the equivalent of owning a market index.


REAL ESTATE SECURITIES FUND

The Real Estate Securities Fund's strong performance over the 12 month period was driven in part by the continued recovery of the real estate industry, which was behind the powerful move in real estate stocks during 1996. U.S. real estate fundamentals, in general, steadily improved across most property types and geographic regions during the 12-month reporting period. The healthy economy continued to fuel strong demand for commercial and residential real estate, leading to rising occupancy and rental rates. At the same time, the industry remained disciplined in terms of new property development, only breaking ground when construction was warranted by high demand and limited supply. As a result, equity REITs and real estate operating companies generated strong cash flow growth from their operations. This positive operating performance, combined with solid industry fundamentals, continued to attract investors to the real estate securities market.

Throughout the reporting period, we remained committed to our long-term investment strategy: Focusing on property types and geographic regions with strong supply and demand fundamentals. Within each property sector, we targeted stocks which, in our opinion, had significant growth prospects and attractive valuations. As a result, we maintained the majority of the portfolio's investments in the apartment, hotel, office, industrial and self-storage property types, where we anticipated the strongest cash flow growth and most favorable supply and demand fundamentals.

The largest property-type weighting continued to be in the apartment sector (20.1% of total net assets on December 31, 1996). Valuations in this segment remained attractive because of consistent cash flow growth and disciplined development activity. Our core holdings included Equity Residential Properties Trust and Security Capital Pacific Trust. We also maintained our large positions in Bay Apartment Communities, Inc. and Irvine Apartment Communities Inc. -- two California-based equity REITs that continued to benefit from California's on-going economic recovery. Additionally, we initiated a position during the period in Security Capital Atlantic, Inc., a southeastern apartment operator.

Our strongest performing sector continued to be the hotel property type, where we held 17.9% of net assets on December 31, 1996. Consolidation played an important role in this sector's performance as many public companies acquired properties from private holders and purchased other publicly-traded companies. We benefited from this activity when one of our holdings, Red Lion Hotels, Inc., was purchased by Doubletree Corp. at a significant premium above its market price. Consequently, we sold our Red Lion position, along with several other hotel positions where valuations were excessive relative to growth prospects. During the reporting period, we initiated a position in CapStar Hotel Co., and added to such core positions as FelCor Suites Hotels, Inc., Winston Hotels, Inc., Starwood Lodging Trust, and Host Marriott Corp.

Although the retail property sector struggled with the dynamics of the retail industry and provided mixed returns this year, specific segments of this sector offered attractive investment opportunities. During the reporting period, we established a position in Pacific Retail Trust, an equity REIT that focuses on a highly-specialized retail shopping center niche: Shopping centers anchored by grocery stores. As a result, our exposure to the retail property sector rose from 10.9% of total net assets on December 31, 1995, to 12.0% by the end of the reporting period. Our other investments in this sector remain concentrated in the industry's leading companies and several specific situations such as Pacific Retail Trust, which we believe will be in a position to grow by acquiring properties from distressed sellers.

We also initiated several other positions in equity REITs over the period: Arden Realty Group, a California-based equity REIT focused on the ownership and operation of suburban office properties; Meridian Industrial Trust, with a portfolio of high quality industrial/warehouse buildings; Glenborough Realty Trust, Inc., which has a diversified portfolio of real estate properties and two manufactured-home builders focused on southeastern markets; Belmont Homes, Inc. and Clayton Homes Inc. We believe these securities are attractively valued and could experience above-average cash flow growth.

Looking forward, we believe that the U.S. real estate industry should experience growing demand and limited supply. We will continue to concentrate on identifying those property types and geographic areas exhibiting the most favorable supply and demand fundamentals. Within each sector, our individual security selection process will remain focused on what we believe are well-managed companies generating strong cash flow and dividend growth while trading at attractive valuations.

RISING DIVIDENDS FUND

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, realize increases in their share prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, including consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with investors.

Our financial stock holdings performed well this year, despite slightly rising interest rates in 1996. Investors focused on the consistent earnings growth of these companies as well as their relatively modest valuations. Strong performers included Allied Group, RLI Corp., State Street Boston Corp., and CoreStates Financial. A number of non-financial companies also did well as business strategies implemented in recent years led to strong operating performance. These companies included Family Dollar Stores, DIMON, Harper Group, and Monsanto.

Significant additions to the portfolio this year included Dover Corp., Wallace Computer Services, Inc., Nucor Corp., and Millipore Corp. All four companies have increased their dividends each year for more than 20 years. Additionally, their dividends have grown at a ten-year average annual rate of at least 10%. These companies are leaders in their respective industries, and the fund acquired the stocks at price/earnings ratios below their 10-year averages.

Notable dividend increases during the fiscal year came from Allied Group Inc. (+32.4%), W.H. Brady Co. (+30%), Hewlett-Packard Co. (+20%), MMI Companies Inc. (+20%), Mercury General Corp. (+20%), Philip Morris Cos. (+20%), and Wallace Computer Services, Inc. (+30.2%).

The portfolio's top 10 holdings on December 31, 1996, were: Family Dollar Stores, Inc. (3.0% of total net assets), Allied Group Inc. (2.9%), Millipore Corp. (2.8%), DIMON, Inc. (2.8%), Harper Group, Inc. (2.5%), Wallace Computer Services, Inc. (2.4%), MMI Companies, Inc. (2.4%), Federal National Mortgage Association (2.2%), General Electric Co. (2.2%), and Royal Dutch Petroleum Co. (2.1%).

It is interesting to note how these 10 companies would, in the aggregate, meet the portfolio's screening criteria based on a simple average of statistical measures. On average, these companies have raised their dividends for 15 consecutive years and by 253% in the last ten years (excluding Fannie Mae's 2736% increase), have long-term debt that is only 14% of capital, and sell at a price/earnings ratio of 14.7. We think these companies are representative of the fundamentally high quality of the portfolio. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.


TEMPLETON GLOBAL ASSET ALLOCATION FUND

On December 31, 1996, equities (including convertible and preferred securities) accounted for 58.0% of the portfolio's total net assets, with 27.1% in fixed-income and 14.9% in short-term and other obligations.

The portfolio's investment strategies are reflected in the major allocation changes that occurred over the course of the annual year. For example, exposure to German and French markets were reduced, and we limited our equity positions in Hong Kong. This is, however, no reflection of our outlook in either of these markets and we remain optimistic about both. Our exposure in the U.S. market has remained fairly constant on the equity side, increasing slightly on the bond side. We also increased our bond holdings in other dollar-bloc countries (countries whose currency is dollar denominated) such as Canada, Australia and New Zealand during the period. Additionally, we shifted our investment focus away from the core European markets (Germany and France) and directed our attention toward the markets of Italy, Spain, Sweden and the United Kingdom.

Regarding industry weightings within the equity side of the portfolio, real estate remains the highest at 6.2% of total net assets, and performance within this sector remains strong. Sizable holdings in Hong Kong-based Hon Kwok Land and U.S.-based Rouse Company and Post Properties Realty have posted good performance for the year. Hon Kowk's return on December 31, 1996, was 57.6%, Rouse's was 45.4%, and Post Properties 29.8%.

Looking forward, we feel that volatility is likely to be present in bond, currency and equity markets around the world. Our investment philosophy is to seek out those investments which we feel are most undervalued and we will continue to search globally for companies and securities that fit our investment criteria.


UTILITY EQUITY FUND

Throughout the portfolio's fiscal year, the utility market underperformed the S&P 500 for a number of reasons -- among these was investor uncertainty regarding regulatory reforms within the industry, and a stronger-than-expected economy which led investors away from utilities to other equity securities. We believe this weakness in the utility sector created selective investment opportunities. As a result, we used proactive asset allocation strategies, seeking both foreign and domestic markets that we believed were most attractive on a fundamental valuation basis.

Our emphasis during the fiscal year was on electric utility stocks, with approximately 72% of total net assets invested in this sector on December 31, 1996. In addition to these stocks, we also sought investment opportunities in telephone utility stocks (20%) and natural gas utilities (8%). These investments offer many of the same characteristics that we look for in our electric utility investments: Consistent, predictable earnings growth and steady demand fundamentals. During the reporting period, we took advantage of opportunities in foreign markets to build a small, but growing, foreign component into the portfolio. On December 31, 1996, 17.8% of the portfolio's total net assets were represented by foreign utility stocks, compared to 7.4% a year ago. Over the year, we initiated positions in Endesa (Chile), NTT (Japan), BSES (India), and Korea Mobile Telecom (Korea), and added to several of our European utility positions. Our foreign holdings enable us to participate in what we believe will be high growth opportunities outside the U.S. while adding diversification to the portfolio.

We remain committed to our primary investment philosophy that utilities provide services that are an essential part of life around the world. We believe that these stocks will continue to play an important role in a well-diversified portfolio and remain committed to our long-term objective of maximizing total return through investment in utility stocks.


PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

Over the last 12 months, the portfolio performed relatively well within the context of fixed-income markets, due primarily to moderate economic growth and low inflation. The high yield market, in particular, vastly outperformed comparable maturity Treasury securities. Improving corporate profiles and strong demand for high yield securities were additional factors contributing to this sector's strong performance.

During the year, we made several industry allocation changes in the portfolio. We decreased our weighting in the transportation, food retailing, health care services and forest & paper products sectors while adding telecommunications and wireless communications services. We elected to decrease transportation and forest & paper products due to profit taking and the cyclical nature of these industries. We pared back food retailing because of changing competitive dynamics, and health care services was reduced in light of an uncertain legislative outlook for 1997. Our portfolio weighting in telecommunications and wireless communications increased as we adopted a more favorable industry outlook due to the passage of the Telecommunications Act of 1996. These industries performed well during the year, thanks in large part to economies of scale and increased market penetration.

Within the telecommunication and wireless sectors, Sprint Spectrum, IntelCom Group, Inc., and Teleport Communications Group, Inc. performed well. Other names which drove portfolio performance included IMC Global Inc., Repap, and MFS Communications Co., Inc. IMC Global, an international fertilizer company, was upgraded to investment grade status as a result of improving fundamentals. Repap and MFS benefited from mergers with larger, well-capitalized companies.

With an eye toward the future, we improved the portfolio's credit quality ratings over the year. The average credit rating, as measured by Moody's Credit Ratings, improved from B2 on December 31, 1995, to B1 on December 31, 1996. This strategic move toward higher quality issues was made in recognition of the fact that the economy is in its sixth straight year of expansion. We believe this is a prudent investment strategy for the long term.

Given the moderate growth environment and continued low inflation, we anticipate the outlook for the high yield bond market to be positive.

TEMPLETON GLOBAL INCOME SECURITIES FUND
(FORMERLY GLOBAL INCOME FUND)

During the 12-month period, we employed three primary investment strategies:
First, generated by our expectation of stable interest rates in the U.S. relative to the rest of the world, we slightly increased our U.S. holdings along with our positions in the other dollar-bloc countries (Canada, Australia, and New Zealand). Second, we decreased our exposure to foreign currency-denominated bonds in accordance with our belief that most foreign currencies were likely to decline relative to the U.S. dollar. Third, we reallocated assets within Europe, shifting away from the core markets of Germany and France to what we think are the higher-yielding markets of Italy, Spain, Sweden and the United Kingdom. We felt that the improved domestic policies undertaken in the higher-yielding markets would generate higher returns than those available in the core markets.

Our investment strategies are reflected in the major allocation changes that occurred over the course of the annual period. We reduced exposure to the German and French bond markets -- totaling 17.9% and 7.3%, respectively, one year ago -- to 2.0% and 0%, respectively, by December 31, 1996. For the same period, allocations to Italy and Spain -- totaling 4.0% and 4.8%, respectively, on December 31, 1995 -- increased to 10.6% and 6.1%. The United Kingdom also increased over the year, from 3.0% to 10.1%.

Looking forward, we believe that volatility is likely to remain in individual bond and currency markets around the world, and that global bond portfolios are attractive vehicles to help soften this volatility and capture total return opportunities wherever they may appear. We do not feel that inflation is a major threat to interest rates and the deflationary trends present in Europe and Japan should help bring the overall level of global interest rates down. We feel opportunities for improved returns remain attractive, particularly in the slow-growth economies of Europe and in selective emerging market countries.


U.S. GOVERNMENT SECURITIES FUND

The U.S. Government Securities Fund holds a diversified portfolio of agency mortgage and government securities, with holdings of Government National Mortgage Association mortgage passthroughs as our largest positions. Some other issuers held by the portfolio over the reporting period were Federal National Mortgage Association and Federal Home Loan Mortgage Corporation passthroughs and debentures issued by the Financing Corporation and the Tennessee Valley Authority. On December 31, 1996, the portfolio's investments consisted of 68.5% of total net assets in mortgage-backed securities (of which approximately 40.1% were Ginnie Maes), and 33.1% in other U.S. government and agency securities and short-term investments. Of course, these holdings will change as market conditions warrant.

The U.S. Government Securities Fund experienced positive performance in 1996 as the portfolio's investments in U.S. agency mortgage passthrough securities did well. The agency mortgage passthrough market experienced lower prepayment risk as yields were higher during most of 1996. This helped the mortgage passthrough performance relative to other government bonds as investors benefited from the added yield these securities provided. With 1996 interest rates movements being less volatile than those of 1994 and 1995, investors were not exposed to the variability in average life that these securities tend to exhibit during periods of rate volatility.

Our investment approach, which emphasizes low portfolio turnover, added value to the portfolio's shares by reducing unnecessary transaction costs, which are ultimately borne by shareholders. During the one-year reporting period, we made purchases in various sectors of the government bond market. In addition, we gained assets due to the substitution of the portfolio's shares for the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund. Because those portfolios carried similar investment risk, the overall portfolio risk profile of the U.S. Government Securities Fund was not appreciably altered with the substitution.

We employ a consistent, disciplined and conservative approach to investing in the U.S. government bond market. Over the reporting period, the agency passthrough market became increasingly subdivided into sectors based on the seasoning of the underlying pools of mortgage loans. These pools, with varying degrees of risk exposure to interest rate movement and housing cycles, exhibit different prepayment patterns based in part on the issuance year of the underlying securities. The emergence of these subsets provided us with increased opportunity to add quality securities to the portfolio.

Going forward, we anticipate that the trend toward lower interest rate volatility will continue to provide shareholders of the portfolio with competitive returns.


THREE ZERO COUPON FUNDS
(MATURITY DATES: 2000, 2005, 2010)

Rising interest rates adversely affected the Franklin Valuemark Zero Coupon portfolios during the one-year reporting period. We began 1996 optimistic: there was a good chance for a balanced budget, economic growth appeared relatively slow, and interest rates were below 6% for the 30-year U.S. Treasury Bond (short-term rates were below 5%). Although good progress was made in reducing the budget deficit, bond investors were disappointed when Washington fell short of a balanced budget. Additionally, economic activity picked up (peaking in the second quarter of 1996 at an annualized rate of 4.7%) and interest rates rose, with the 30-year U.S. Treasury Bond at 6.65% on December 31, 1996, significantly higher than at the start of the year.

Despite this economic growth, inflation apparently remains subdued. With all its accepted biases, the Consumer Price Index is up 3.3% on a year-over-year basis. We think productivity gains through technological advances and a globally competitive market should work together to keep inflation low, and current interest rates offer investors an opportunity to lock in attractive real rates of return.

Volatility is a concern to investors of zero coupon securities. We aim to maintain investments as close to the target maturities as practically possible, so there is no realistic way for the portfolios to avoid swings in unit value from changes in interest rates. With four years to maturity in the 2000 portfolio, this portfolio could possibly see an approximate 4% swing in value for every 100 basis point swing in interest rates. Likewise, the 2005 portfolio has the potential to move up or down approximately 9% for the same swing in interest rates, and the 2010 may move -- up or down -- 14%.

Naturally, if held to maturity, individual zero coupon bonds will return a fixed rate. Zero coupon investments, therefore, can be attractive for both aggressive and risk averse investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow in or out of the portfolio, or vary with market conditions. In each portfolio, we maintain -- at all times -- a duration within 12 months of the target maturity. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity. We make purchases when money flows into the portfolios, and sell securities to meet redemptions. Additionally, we primarily hold only top-rated U.S. Treasury and agency zero coupon and stripped securities, as well as top-rated corporate securities. We believe this strategy keeps default risk at a minimum.


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME

MONEY MARKET FUND

The economy started the reporting period on a weak note, as winter storms and an auto workers' strike detracted from economic growth, and continued to lose momentum during the first quarter of 1996. With prospects for slower growth and low inflation, the Federal Reserve Board (the Fed) lowered the federal funds rate in late January 1996, from 5.50% to 5.25%. Since that point, the economy seemed to regain its footing somewhat and achieved moderate growth with apparently little threat of inflation. This appeared to eliminate the need for further Fed actions and, as a result, short-term interest rates ended the period slightly lower than at the start.

Since we maintained a relatively neutral weighted average maturity during the reporting period, trends in the federal funds rate were reflected in the portfolio's seven-day yield. It began the period at 5.43% and finished at 5.04%.

We continue to invest the portfolio's assets in securities that are among the highest quality available to money market portfolios. Since the portfolio's objective is to provide shareholders with a high quality conservative investment, we do not invest in leveraged derivative or other potentially volatile securities that involve undue risk.


INDEX COMPARISONS
-------------------------------------------------------------------------------
Indices measure a variety of values -- the Dow Jones Industrial Average(R) and the Consumer Price Index are two well-known examples. On the following pages, we have compared the performance of each Valuemark fund with an appropriate index or indices. On pages 38 and 39, we have also included definitions of all the indices used.

When reviewing the comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark funds. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries to securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indices often contain a different mix of securities than the fund to which they are compared. For instance, the Valuemark U.S. Government Securities Fund is compared to the Lehman Brothers Intermediate Government Index. While the index and the fund both hold fixed-rate obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, the fund consists primarily of mortgage-backed securities (almost 70% of the fund's total net assets on December 31, 1996). The index, on the other hand, holds no mortgage-backed securities at all.

Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

-----------------------------------------------------------------------------
FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                             Aggregate Total Return
                             ----------------------
                                Since Inception
                                ---------------
                                     13.60%



PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       14.19%               12.20%              10.09%

------------------------------------------------------------------------------


FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       13.90%               12.49%              10.21%



PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
       11.28%               11.52%              11.75%
-------------------------------------------------------------------------------

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                          Average Annual Total Return
                         ----------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
        4.00%                8.75%               6.23%


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                           Average Annual Total Return
                          ----------------------------
       1-year               3-year          Since Inception
       ----------------------------------------------------
       24.18%               15.62%              10.53%

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                          ----------------------------
       1-year               5-year          Since Inception
       ---------------------------------------------------
       32.82%               17.30%              13.04%

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ---------------------------
       1-year                     Since Inception
       ------------------------------------------
       29.07%                         26.91%
-------------------------------------------------------------------------------
FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                          Average Annual Total Return
                         ----------------------------
                        1-year        Since Inception
                       ------------------------------
                          21.59%           6.56%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                           Average Annual Total Return
                           ---------------------------
            1-year                     Since Inception
           -------------------------------------------
            19.84%                         16.06%
-------------------------------------------------------------------------------

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ---------------------------
            1-year                     Since Inception
            ------------------------------------------
            21.28%                         13.07%


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ---------------------------
            1-year          3-year     Since Inception
            ------------------------------------------
            22.98%          11.10%         11.64%

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                           Average Annual Total Return
                          ----------------------------
            1-year          5-year     Since Inception
           -------------------------------------------
            9.64%           6.59%          8.10%


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                             Aggregate Total Return
                             ----------------------
                                 Since Inception
                                 ---------------
                                          12.50%
------------------------------------------------------------------------------
FRANKLIN VALUEMARK FUNDS

Total return of the fund is the percent change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions and you may have a gain or loss when you withdraw your money.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ----------------------------
       1-year               3-year          Since Inception
      -----------------------------------------------------
       11.10%                3.03%               9.98%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY VARIABLE ACCOUNT FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSUR- ANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE VARIABLE ACCOUNT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. BECAUSE OF THE COMPLEXITY OF CERTAIN CONTRACTS, THE PROSPECTUS MAY ALSO INCLUDE A HYPOTHETICAL ILLUSTRATION INTENDED TO SHOW HOW THE CONTRACT WORKS AND THE EFFECT OF SUCH VARIABLE ACCOUNT EXPENSES ON PERFORMANCE.


GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Retur
                           ----------------------------
       1-year               5-year          Since Inception
      -----------------------------------------------------
        3.62%                6.90%               8.19%

-------------------------------------------------------------------------------

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                          Average Annual Total Return
                         ----------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
        7.07%                8.35%              10.95%


GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
       -0.50%               10.04%              11.08%


GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT


                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
        2.43%                8.07%               9.67%


GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                           Average Annual Total Return
                           ---------------------------
       1-year               5-year          Since Inception
       ----------------------------------------------------
       -2.69%               11.33%              11.59%

------------------------------------------------------------------------------
INDEX DEFINITIONS

   INDEX                                             DEFINITION

   CONSUMER PRICE INDEX

   Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States published by the U.S. Bureau of Labor Statistics.

FIRST BOSTON HIGH YIELD

   Unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash-paying module, a zero-fix module, a pay-in-kind module, and a defaulted module. The index is also divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range, and other sector divisions.

INTERNATIONAL FINANCE CORPORATION'S
(IFC) INVESTABLE COMPOSITE INDEX

   Emerging markets index that includes 1225 stocks from 26 countries including Mexico, South Korea, Brazil, Jordan, and Turkey.


JP MORGAN GLOBAL BOND INDEX
(UNHEDGED)

   A total return index that tracks the
   traded sovereign issues of 13 international markets. Each market is weighted according to its traded market capitalization in U.S. dollar terms, and all issues included in the index are liquid with remaining maturities of greater than 13 months.

LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX

   Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, domestic corporations, and foreign dollar-denominated securities.

LEHMAN BROTHERS INTERMEDIATE

   Includes fixed-rate debt that is rated investment grade or Government Index higher by Moody's, Standard & Poor's, or Fitch. Debt is issued by the U.S. government and its agencies, and has a maturity of one to ten years.

LIPPER INCOME AVERAGE

   Consists of 21 equity funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money-market instruments.

MERRILL LYNCH TREASURY ZERO COUPON
FIVE, TEN AND TWENTY YEAR INDICES

   Includes five-, ten- and twenty-year zero coupon bonds, respectively, which pay no interest and are issued at a discount from redemption price.


MORGAN STANLEY CAPITAL INTERNATIONAL
EUROPE AUSTRALIA FAR EAST (EAFE) INDEX

   Includes approximately 1000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) PACIFIC BASIN INDEX

   Includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore/Malaysia. This is a total return index in U.S. dollars, with gross dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX

   Includes approximately 1500 companies listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index in U.S. dollars, with gross dividends reinvested.

RUSSELL 2500 INDEX(R)

   An index consisting of 2,500 companies with small market capitalizations.

SALOMON BROTHERS WORLD GOVERNMENT
HEDGED INDEX

   Currency-hedged index uses rolling one-month forward exchange contracts as hedging instruments. Total return in U.S. dollars.

SIX-MONTH CD RATES

   Estimated monthly return averaging the top rates paid by major New York banks on primary new issues of negotiable CDs. Published by Micropal.

STANDARD & POOR'S(R) 500 (S&P(R) 500)

   Consists of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation). This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

WILSHIRE MIDCAP GROWTH INDEX

   Overlaps both the top 750 and the next 1750 of the Wilshire 2500 universe. Includes companies that have market capitalizations ranging from $300 million to $1.3 billion.

WILSHIRE REAL ESTATE SECURITIES INDEX

   A market capitalization weighted index of publicly traded real estate securities such as Real Estate Investment Trusts REITs), Real Estate Operating Companies (REOCs), and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.
FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996




                 Face                                                                                                  Value
Country*        Amount        Templeton Global Income Securities Fund                                                (Note 1)
                              Bonds  93.8%
                              Argentina  4.3%
    US        $ 2,500,000b    Hidroelectrica Alicura, SA, 8.375%, 03/15/99 ...................................      $ 2,487,500
    US           2,895,000    Republic of Argentina, 10.95%, 11/01/99 ........................................        3,068,700
    US           3,620,000    Republic of Argentina, 8.375%, 12/20/03 ........................................        3,402,800
    US             920,000    Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 ..........................          586,500
                                                                                                                   ------------
                                                                                                                      9,545,500
                                                                                                                   ------------
                              Australia  7.1%
    AU          17,340,000    Government of Australia, 10.00%, 10/15/02 ......................................       15,640,319
                                                                                                                   ------------
                              Brazil  1.8%
    US           2,580,000    Government of Brazil, 6.50%, 04/15/24 ..........................................        1,991,438
    US           2,650,000    Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ...................        2,015,656
                                                                                                                   ------------
                                                                                                                      4,007,094
                                                                                                                   ------------
                              Canada  4.6%
    CA          11,397,000    Government of Canada, 10.25%, 02/01/04 .........................................       10,290,628
                                                                                                                   ------------
                              Denmark  7.2%
    DK          25,917,000    Government of Denmark, 8.00%, 05/15/03 .........................................        4,874,896
    DK          43,000,000    Kingdom of Denmark, 8.00%, 11/15/01 ............................................        8,104,941
    DK          15,310,000    Kingdom of Denmark, 9.00%, 11/15/00 ............................................        2,962,429
                                                                                                                   ------------
                                                                                                                     15,942,266
                                                                                                                   ------------
                              Germany  2.0%
    DD           5,800,000    Federal Republic of Germany, Unity, 8.75%, 08/20/01 ............................        4,387,039
                                                                                                                   ------------
                              Irish Republic  1.2%
    IR           1,600,000    Republic of Ireland, 6.25%, 10/18/04 ...........................................        2,676,514
                                                                                                                   ------------
                              Italy  10.6%
    IT      15,705,000,000    Buoni Poliennali del Tes, 10.50%, 09/01/05 .....................................       12,379,601
    IT       3,335,000,000    Buoni Poliennali del Tes, 10.50%, 11/01/00 .....................................        2,482,331
    IT      11,620,000,000    Government of Italy, 10.50%, 07/15/00 ..........................................        8,587,763
                                                                                                                   ------------
                                                                                                                     23,449,695
                                                                                                                   ------------
                              Mexico  4.8%
    US             300,000    United Mexican States, 7.101560%, FRN, 03/31/08 ................................          297,938
    US           9,715,000    United Mexican States, 9.75%, 02/06/01 .........................................       10,055,025
    US             400,000    United Mexican States, Series D, 6.35156%, FRN, 12/31/19 .......................          345,000
                                                                                                                   ------------
                                                                                                                     10,697,963
                                                                                                                   ------------
                              New Zealand  4.2%
    NZ          11,810,000    Government of New Zealand, 10.00%, 03/15/02 ....................................        9,380,924
                                                                                                                   ------------
                              Spain  6.1%
    ES         779,230,000    Government of Spain, 12.25%, 03/25/00 ..........................................        7,114,957
    ES         233,950,000    Government of Spain, 10.15%, 01/31/06 ..........................................        2,136,140
    ES         462,400,000    Government of Spain,11.30%, 01/15/02 ...........................................        4,305,048
                                                                                                                   ------------
                                                                                                                     13,556,145
                                                                                                                   ------------
                              Sweden  3.1%
    SE          15,300,000    Government of Sweden, 6.00%, 02/09/05 ..........................................        2,174,128
    SE          12,300,000    Kingdom of Sweden, 10.25%, 05/05/03 ............................................        2,200,610
    SE          12,100,000    Kingdom of Sweden, 13.00%, 06/15/01 ............................................        2,274,029
    SE           1,100,000    Sweden National Housing Finance Corp., 12.50%, 01/23/97 ........................          161,892
                                                                                                                   ------------
                                                                                                                      6,810,659
                                                                                                                   ------------
                              United Kingdom  10.1%
    GB         $ 3,245,000    United Kingdom, 8.00%, 12/07/00 ................................................      $ 5,711,854
    GB           5,835,000    United Kingdom, 10.00%, 09/08/03 ...............................................       11,339,086
    GB           2,905,000    United Kingdom, 10.50%, 05/19/99 ...............................................        5,349,770
                                                                                                                   ------------
                                                                                                                     22,400,710
                                                                                                                   ------------
                              United States  26.7%
    US           9,610,000    U.S. Treasury Bonds, 6.375%, 08/15/02 ..........................................        9,676,078
    US          21,180,000    U.S. Treasury Notes, 6.25%, 08/31/00 ...........................................       21,266,054
    US          28,235,000    U.S. Treasury Notes, 6.125%, 07/31/00 ..........................................       28,243,838
                                                                                                                   ------------
                                                                                                                     59,185,970
                                                                                                                   ------------
                                    Total Bonds (Cost $201,946,322)...........................................      207,971,426
                                                                                                                   ------------
                              hReceivables from Repurchase Agreements  3.3%

    US           7,060,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,279,729) (Cost $7,277,000)
                               Collateral: U.S. Treasury Notes, 7.75%, 11/30/99 ..............................        7,277,000
                                                                                                                   ------------
                                        Total Investments (Cost $209,223,322)  97.1%..........................      215,248,426
                                        Other Assets and Liabilities, Net  2.9%...............................        6,474,043
                                                                                                                   ------------
                                        Net Assets  100.0%....................................................     $221,722,469
                                                                                                                   ============


                              At December 31, 1996, the net unrealized
                               appreciation based on the cost of investments for
                               income tax purposes of $209,223,322 was as
                               follows:
                                Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost.....................................      $ 6,468,474
                                Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value.....................................         (443,370)
                                                                                                                   ------------
                                Net unrealized appreciation...................................................      $ 6,025,104

                                                                                                                   ============

COUNTRY LEGEND:
AU     - Australia
CA     - Canada
DD     - Germany
DK     - Denmark
ES     - Spain
GB     - United Kingdom
IR     - Irish Republic
IT     - Italy
NZ     - New Zealand
SE     - Sweden
US     - United States of America
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Shares/                                                                                                            Value
   Warrants      High Income Fund                                                                                    (Note 1)
           a     Common Stocks & Warrants  0.1%

      33,568     Bucyrus-Erie Co...............................................................................       $ 293,720
       6,900     Empire Gas Corp., warrants....................................................................          20,700
          70     Foodmaker, Inc., warrants ....................................................................           1,668
       5,000     Gulf States Steel, warrants ..................................................................          25,000
       7,800     International Wireless Holding Co., warrants..................................................              70
       6,500     Nextel Communications, warrants...............................................................              65
         395     Thermadyne Holdings Corp......................................................................          11,258
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $610,440)..........................................         352,481
                                                                                                                   ------------

                 Preferred Stocks  3.3%
       1,300     Fresenius Medical Care A.G., 9.00%, pfd.......................................................       1,322,750
       8,702     PanAmSat Corp., 12.75%, pfd., PIK.............................................................      10,965,106
       2,258     Time Warner, Inc., 10.25%, pfd., Series M ....................................................       2,461,685
                                                                                                                   ------------
                       Total Preferred Stocks (Cost $12,510,654)...............................................      14,749,541
                                                                                                                   ------------
                       Total Common Stocks & Warrants, and Preferred Stocks (Cost $13,121,094).................      15,102,022
                                                                                                                   ------------
     Face
    Amount
                 Bonds  91.9%
                 Automotive  1.6%
$   700,000b     Aetna Industrial, Inc., senior notes, 11.875%, 10/01/06 ......................................         754,250
   1,000,000     Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ...............................       1,093,750
   4,500,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 ...............................................       5,040,000
                                                                                                                   ------------
                                                                                                                      6,888,000
                                                                                                                   ------------
                 Cable Television  11.0%
   4,000,000     Cablevision Industries Corp., senior sub. deb., 9.25%, 04/01/08 ..............................       4,247,380
   1,500,000     Cablevision System Corp., senior sub. deb., 9.25%, 11/01/05 ..................................       1,488,750
   3,000,000     Cablevision System Corp., senior sub. deb., 10.50%, 05/15/16 .................................       3,120,000
   4,500,000     Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 .................................       4,410,000
   5,000,000     Century Communications Corp., senior sub. notes, 11.875%, 10/15/03 ...........................       5,300,000
   2,000,000     Comcast Corp., senior sub. deb., 9.125%, 10/15/06 ............................................       2,055,000
   2,000,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 .............................................       2,080,000
   1,500,000     Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ..................................       1,722,687
   1,000,000     Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 ............................       1,143,034
   2,700,000     Diamond Cable Communications Co., senior disc. notes, zero coupon to 12/15/00,
                  (original accretion rate 11.75%), 11.75% thereafter, 12/15/05 ...............................       1,933,875
   2,200,000     Le Groupe Videotron Ltee, senior notes, 10.625%, 02/15/05 ....................................       2,436,500
   4,500,000     cRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 ....................       3,220,036
   1,500,000     Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ..................................       1,586,250
   8,000,000     Telewest Plc., senior deb., zero coupon to 10/01/00, (original accretion rate 11.00%),11.00%
                  thereafter, 10/01/07 ........................................................................       5,600,000
   1,500,000     Time Warner, Inc., senior notes, 10.15%, 05/01/12 ............................................       1,808,997
   1,500,000     Time Warner, Inc., sub. deb., 9.125%, 01/15/13 ...............................................       1,635,000
   3,000,000     Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ..............................       2,994,594
   5,000,000     Wireless One, Inc., units, senior disc. notes, zero coupon to 08/01/01 (original accretion rate 13.50%)
                  13.50% thereafter, 08/01/06 .................................................................       2,449,999
                                                                                                                   ------------
                                                                                                                     49,232,102
                                                                                                                   ------------
                 Chemicals  6.3%
   3,750,000     Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 .......................       3,965,625
   8,000,000     Arcadian Partners L.P., senior notes, Series B, 10.75%, 05/01/05 .............................       8,920,000
   2,500,000     Harris Chemical of North America, senior sub. notes, 10.75%, 10/15/03 ........................       2,600,000
                 Chemicals (cont.)
$  3,000,000     IMC Global, Inc., senior notes, 9.25%, 10/01/00 ..............................................     $ 3,250,920
   1,600,000     IMC Global, Inc., senior deb., 9.45%, 12/15/11 ...............................................       1,894,478
   1,200,000     IMC Global, Inc., senior notes, 10.125%, 06/15/01 ............................................       1,307,851
   2,425,000     IMC Global, Inc., senior notes, 10.75%, 06/15/03 .............................................       2,663,382
   4,000,000     UCC Investors, Inc., disc. notes, zero coupon to 05/01/98, (original accretion rate 12.00%), 12.00%
                  thereafter, 05/01/05 ........................................................................       3,480,000
                                                                                                                   ------------
                                                                                                                     28,082,256
                                                                                                                   ------------
                 Consumer Products  2.8%
   4,250,000     Coleman Holdings, Inc., senior secured disc. notes, (original accretion rate 10.875%), 0.00%,
                  05/27/98 ....................................................................................       3,564,688
   5,800,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ............................       5,814,500
   3,000,000     RJR Nabisco, Inc., notes, 9.25%, 08/15/13 ....................................................       3,041,250
                                                                                                                   ------------
                                                                                                                     12,420,438
                                                                                                                   ------------
                 Containers & Packaging  3.1%
   3,500,000     Container Corp., senior notes, Series A, 11.25%, 05/01/04 ....................................       3,806,250
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 10.00%, 08/01/02 ....................................       1,050,000
   1,000,000     Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 .....................................       1,047,500
   2,500,000     bPlastic Containers, Inc., senior notes, 10.00%, 12/15/06 ....................................       2,575,000
   5,000,000     bRadnor Holdings Corp., senior notes, 10.00%, 12/01/03 .......................................       5,100,000
                                                                                                                   ------------
                                                                                                                     13,578,750
                                                                                                                   ------------
                 Energy  1.4%
   5,000,000     Empire Gas Corp., units, senior secured notes, 7.00% coupon to 07/15/99, 12.875% thereafter,
                  07/15/04 ....................................................................................       4,250,000
     800,000     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 .........................................         834,000
   1,800,000     Mesa Operating Co., senior sub. notes, zero coupon to 07/01/01, (original accretion rate 11.625%),
                  11.625% thereafter, 07/01/06 ................................................................       1,251,000
                                                                                                                   ------------
                                                                                                                      6,335,000
                                                                                                                   ------------
                 Food & Beverage 4.0%
   3,000,000     Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 .................       3,060,000
     700,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ...............................         728,000
   1,124,010   n Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ...........................................       1,124,010
   3,000,000     Doane Products Co., senior notes, 10.625%, 03/01/06 ..........................................       3,180,000
     250,000     Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 .........................         260,625
  1,600,000b     International Home Foods, Inc., senior sub. notes, 10.375%, 11/01/06 .........................       1,668,000
   4,700,000     PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ........................       4,876,250
   3,000,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ...............................       3,045,000
                                                                                                                   ------------
                                                                                                                     17,941,885
                                                                                                                   ------------
                 Food Retailing  4.7%
   1,700,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .................................       1,895,500
   3,691,000     Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ...............................       3,930,915
   4,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ...................................       3,850,000
   1,000,000     Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ...................................       1,025,000
   3,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 .............................................       2,482,500
   1,500,000     Penn Traffic Co., senior sub. notes, 9.625%, 04/15/05 ........................................         866,250
   3,750,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ...........................................       4,003,125
   2,500,000     Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 .....................................       2,775,000
                                                                                                                   ------------
                                                                                                                     20,828,290
                                                                                                                   ------------

                 Forest & Paper Products  5.0%
$  7,700,000     Four M Corp., senior notes, 12.00%, 06/01/06 .................................................     $ 8,085,000
   3,000,000     Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ..............................       3,315,000
   2,000,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 ........................       2,100,000
   3,000,000     Repap Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 .................................       3,052,500
   2,300,000     S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ...............................       2,495,500
   3,500,000     Tembec Finance Corp., senior notes, 9.875%. 09/30/05 .........................................       3,316,250
                                                                                                                   ------------
                                                                                                                     22,364,250
                                                                                                                   ------------
                 Gaming & Leisure  7.0%
   3,000,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .............................................       3,210,000
  1,000,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 ................................       1,060,000
   5,900,000     Players International, Inc., senior notes, 10.875%, 04/15/05 .................................       5,892,625
   3,000,000     Rio Hotel and Casino, Inc., senior sub. notes, 10.625%, 07/15/05 .............................       3,165,000
   7,500,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ..........................................       8,287,500
   5,000,000     Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original accretion rate 12.25%),
                  12.25% thereafter, 06/15/05 .................................................................       4,687,500
   5,000,000     Station Casinos, Inc., senior sub. notes, 10.125%, 03/15/06 ..................................       5,037,500
                                                                                                                   ------------
                                                                                                                     31,340,125
                                                                                                                   ------------
                 Health Care Services  7.0%
   7,770,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .............................       8,158,500
   5,500,000     Mariner Health Group, Inc., senior sub. notes, 9.50%, 04/01/06 ...............................       5,417,500
  2,000,000b     Maxxim Medical, Inc., guaranteed senior sub. notes, 10.50%, 08/01/06 .........................       2,090,000
   1,000,000     Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 ...........................       1,012,500
   5,500,000     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03 ...       5,307,500
     850,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .......................................         935,000
   2,400,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .......................................       2,550,000
   3,400,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .................................       3,774,000
   3,150,000     Unilab Corp., senior notes, 11.00%, 04/01/06 .................................................       2,157,750
                                                                                                                   ------------
                                                                                                                     31,402,750
                                                                                                                   ------------
                 Industrial Products  6.4%
  2,500,000b     Allied Waste Industries, Inc., senior sub. notes, 10.25%, 12/01/06 ...........................       2,644,688
   8,500,000     American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98, (original accretion rate
                  10.50%), 10.50% thereafter, 06/01/05 ........................................................       8,011,250
   1,000,000     Day International Group, senior sub. notes, 11.125%, 06/01/05 ................................       1,055,000
   6,500,000     Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ........................................       6,597,500
   3,200,000     Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ..............................       3,312,000
   1,200,000     bIntertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 .................................       1,254,000
   5,500,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ............................................       5,568,750
                                                                                                                   ------------
                                                                                                                     28,443,188
                                                                                                                   ------------
                 Lodging  1.1%
   1,000,000     John Q. Hammons Hotels L.P., first mortgage, 8.875%, 02/15/04 ................................         997,500
   1,500,000     John Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 .................................       1,530,000
   2,310,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ..........................................       2,344,650
                                                                                                                   ------------
                                                                                                                      4,872,150
                                                                                                                   ------------
                 Media & Broadcasting  6.4%
   1,700,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 ...............................       1,810,500
   2,500,000     Benedek Broadcasting, senior secured notes, 11.875%, 03/01/05 ................................       2,731,250
   6,500,000     Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 ...................       6,711,250
     925,000     Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 ............................         985,125
   1,000,000     Jacor Communications, Inc., guaranteed senior sub. notes, 9.75%, 12/15/06 ....................       1,026,250
                 Media & Broadcasting (cont.)
$  2,500,000     K-III Communications Corp., senior notes, 10.25%, 06/01/04 ...................................     $ 2,631,250
  5,000,000c     News America Holdings, Inc., deb. (Australia), 8.625%, 02/07/14 ..............................       3,767,983
   4,000,000     SCI Television, Inc., S.F., senior notes, 11.00%, 06/30/05 ...................................       4,300,000
   2,000,000     SFX Broadcasting, Inc., senior sub. notes, Series B, 10.75%, 05/15/06 ........................       2,110,000
   2,500,000     Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 09/30/05 ..........................       2,559,375
                                                                                                                   ------------
                                                                                                                     28,632,983
                                                                                                                   ------------
                 Metals & Mining  3.2%
  4,000,000b     AK Steel Holding Corp., senior notes, 9.125%, 12/15/06 .......................................       4,100,000
   4,000,000     Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ........................................       4,320,000
   5,000,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03 ..........................................       4,750,000
   1,110,000     UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 .................       1,283,438
                                                                                                                   ------------
                                                                                                                     14,453,438
                                                                                                                   ------------
                 Technology & Information Systems  3.2%
   6,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ................................       6,427,500
   1,400,000     Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                  thereafter, 03/01/05 ........................................................................       1,025,500
   2,450,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 .............................................       2,492,875
     800,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .......................................         850,000
   1,150,000     bCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06 ..........................       1,207,500
   2,000,000     Exide Electronics Group, Inc., senior sub. notes, 11.50%, 03/15/06 ...........................       2,130,000
                                                                                                                   ------------
                                                                                                                     14,133,375
                                                                                                                   ------------
                 Telecommunications  3.0%
   2,000,000     Intelecom Group, Inc., senior disc. notes, zero coupon to 05/01/01, (original accretion rate 12.50%),
                  12.50% thereafter, 05/01/06 .................................................................       1,311,460
  10,400,000     MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01, (original accretion rate
                  8.875%), 8.875% thereafter, 01/15/06 ........................................................       7,709,000
   6,500,000     Teleport Communications Group, Inc., senior disc. notes, zero coupon to 07/01/01, (original accretion
                  rate 11.125%), 11.125% thereafter, 07/01/07 .................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     13,505,460
                                                                                                                   ------------
                 Textiles & Apparel  1.3%
   5,500,000     Clark-Schwebel, Inc., senior notes, Series B, 10.50%, 04/15/06 ...............................       5,830,000
  144,200a,l     Forstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ...........................          72,821
                                                                                                                   ------------
                                                                                                                      5,902,821
                                                                                                                   ------------
                 Transportation  1.5%
   1,600,000     Eletson Holdings, Inc., first mortgage notes, 9.25%, 11/15/03 ................................       1,630,000
   4,500,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .......................................       4,927,500
                                                                                                                   ------------
                                                                                                                      6,557,500
                                                                                                                   ------------
                 Utilities  2.0%
   3,000,000     CMS Energy Corp., senior notes, Series B, zero coupon to 10/01/95, (original accretion rate 9.875%),
                  9.875% thereafter, 10/01/99 .................................................................       3,135,000
   2,500,000     El Paso Electric Co., first mortgage, 8.90%, 02/01/06 ........................................       2,650,000
   2,715,363     Midland CoGeneration Venture, S.F., deb., Series C, 10.33%, 07/23/02 .........................       2,905,439
       2,000     System Energy Resource, S.F., first mortgage, 11.375%, 09/01/16 ..............................           2,163
                                                                                                                   ------------
                                                                                                                      8,692,602
                                                                                                                   ------------

                 Wireless Communication  9.9%
$  6,000,000     Arch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01, (original accretion
                  rate 10.875%), 10.875% thereafter, 03/15/08 .................................................     $ 3,457,500
   6,500,000     Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99, (original accretion
                  rate 12.25%), 12.25% thereafter, 04/15/04 ...................................................       4,663,750
   7,800,000     bInternational Wireless Communications, Inc., senior disc. notes, zero coupon to 08/15/01 ....       4,290,000
   9,300,000     Millicom International Cellular, S.A., senior disc. notes, zero coupon to 06/01/01, (original accretion
                  rate 13.50%), 13.50% thereafter, 06/01/06....................................................       5,766,000
   4,700,000     Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07 ...................................       4,835,125
   4,500,000     bPaging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ...................................       4,578,750
   3,000,000     Rogers Cantel Mobile Communications, Inc., deb., 9.75%, 06/01/16 .............................       3,172,500
  10,000,000     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 08/15/01, (original accretion rate 12.50%),
                  12.50% thereafter, 08/15/06..................................................................       6,775,000
   6,500,000     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ........................................       6,695,000
                                                                                                                   ------------
                                                                                                                     44,233,625
                                                                                                                   ------------
                       Total Bonds (Cost $393,587,025) ........................................................     409,840,988
                                                                                                                   ------------
                       Total Investments before Repurchase Agreements (Cost $406,708,119) .....................     424,943,010
                                                                                                                   ------------
                 h,iReceivables from Repurchase Agreements  3.0%
  13,235,089     Joint Repurchase Agreements, 6.59%, 01/02/97, (Maturity Value $13,468,397) (Cost $13,463,468)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $1,653,685)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $1,687,816)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................      13,463,468
                                                                                                                   ------------
                           Total Investments (Cost $420,171,587)  98.3% .......................................     438,406,478
                           Other Assets and Liabilities, Net  1.7%.............................................       7,689,047
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $446,095,525
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $420,171,587 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 22,104,944
                   Aggregate gross unrealized depreciation for all investments in which
                 here was an excess of tax cost over value ....................................................      (3,870,053)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 18,234,891
                                                                                                                   ============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership
PIK    - Payment-in-Kind
S.F.   - Sinking Fund



aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



              Shares/                                                                                                  Value
 Country*    Warrants      Precious Metals Fund                                                                      (Note 1)
                           Common Stocks & Warrants  95.7%

                           Gold & Diversified Resources  14.4%
    AU       780,000a      Equinox Resources, N.L. ............................................................       $ 638,582
    US        160,718      Freeport-McMoRan Copper & Gold, Inc. ...............................................       4,520,194
    AU        201,800      Great Central Mines, Ltd. ..........................................................         574,234
    CA       110,000a      Pangea Goldfields, Inc. ............................................................         514,037
    GB        318,429      RTZ Corp., Plc. ....................................................................       5,108,589
    CA        159,100      Teck Corp., Class B ................................................................       3,688,383
    CA       510,600a      Williams Resources, Inc. ...........................................................         525,681
    CA        188,600      Williams Resources, Inc., Legend Shares ............................................         194,170
                                                                                                                   ------------
                                                                                                                     15,763,870
                                                                                                                   ------------
                           Long Life Gold Mines  45.7%
    US       210,700b      Ashanti Goldfields Co., Ltd., ADS ..................................................       2,607,413
    US        235,595      Barrick Gold Corp. .................................................................       6,773,356
    CA        194,920      Battle Mountain Canada, Inc. .......................................................       1,352,079
    ZA        125,000      Beatrix Mines, Ltd. ................................................................         781,500
    PE         37,404      Compania de Minas Buenaventura, SA .................................................         308,656
    PE        112,068      Compania de Minas Buenaventura, SA, Class C ........................................         815,352
    US        67,000b      Compania de Minas Buenaventura, SA, Sponsored ADR ..................................       1,143,188
    US        249,500      Driefontein Consolidated Mines, Ltd., ADR ..........................................       2,495,000
    US        226,700      Hartebeestfontein Gold Mining Co., Ltd., ADR .......................................         463,942
    US        139,488      Homestake Mining Co. ...............................................................       1,987,704
    US         95,400      Kloof Gold Mining Co., Ltd., ADR ...................................................         745,313
    AU       820,260a      Leo Shield Exploration, N.L. .......................................................         436,829
    US         82,400      Newmont Gold Co. ...................................................................       3,605,000
    US         99,755      Newmont Mining Corp. ...............................................................       4,464,036
    US        327,500      Placer Dome, Inc. ..................................................................       7,123,125
    ZA        340,000      Randgold & Exploration Co., Ltd. ...................................................       2,307,363
    US        257,901      Santa Fe Pacific Gold Corp. ........................................................       3,965,228
    CA       522,000a      TVX Gold, Inc. .....................................................................       4,078,274
    US        339,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR .....................................       2,097,563
    US         41,068      Western Areas Gold Mining, ADR .....................................................         566,193
    ZA        143,888      Western Areas Gold Mining Co., Ltd. ................................................       1,983,708
                                                                                                                   ------------
                                                                                                                     50,100,822
                                                                                                                   ------------
                           Medium Life Gold Mines  23.5%
    AU     1,243,600a      Acacia Resources, Ltd. .............................................................       2,421,763
    CA        66,500a      Bre-X Minerals, Ltd. ...............................................................       1,053,667
    CA         6,650a      Bro-X Minerals, Ltd. ...............................................................          11,653
    US       209,000a      Campbell Resources, Inc., warrants .................................................          84,917
    US       210,000a      Canyon Resources Corp. .............................................................         551,250
    CA       151,200a      Dayton Mining Corp. ................................................................       1,004,651
    CA        155,300      Euro-Nevada Mining Corp. ...........................................................       4,637,852
    CA         15,000      Euro-Nevada Mining Corp., Legend Shares ............................................         447,957
    CA         90,800      Franco-Nevada Mining Corp., Ltd. ...................................................       4,160,272
    CA          2,500      Franco-Nevada Mining Corp., Ltd., Legend Shares ....................................         114,545
    CA       234,600a      Geomaque Explorations, Ltd. ........................................................         565,281
    US        18,500a      Getchell Gold Corp. ................................................................         709,938
    CA         86,200      Golden Knight Resources ............................................................         415,407
    CA       170,900a      Greenstone Resources, Ltd. .........................................................       1,990,329
    AU       329,500a      Lihir Gold, Ltd. ...................................................................         628,567
    AU        271,500      Newcrest Mining, Ltd. ..............................................................       1,079,008

                           Medium Life Gold Mines (cont.)
    AU        632,500      Plutonic Resources, Ltd. ...........................................................     $ 2,941,042
    AU        505,900      Sons Of Gwalia , Ltd. ..............................................................       2,987,709
                                                                                                                   ------------
                                                                                                                     25,805,808
                                                                                                                   ------------
                           Mining Finance Companies  6.5%
    US         15,000      Anglo American Corp. of South Africa Ltd., Unsponsored ADR .........................         817,500
    US        113,700      DeBeers Consolidated Mines, Ltd., ADR ..............................................       3,212,025
    AU      1,535,571      Normandy Mining, Ltd. ..............................................................       2,123,753
    AU       230,000a      Orogen Minerals, Ltd. ..............................................................         535,649
    US      17,200a,b      Orogen Minerals, Ltd., GDR .........................................................         400,573
                                                                                                                   ------------
                                                                                                                      7,089,500
                                                                                                                   ------------
                           Platinum Companies  5.6%
    AU       495,000a      Helix Resources, N.L. ..............................................................       1,475,439
    ZA         72,900      Impala Platinum Holdings, Ltd. .....................................................         728,455
    US         21,200      Impala Platinum Holdings, Ltd., ADR ................................................         211,841
    US        168,466      Rustenburg Platinum Holdings, Ltd., ADR ............................................       2,304,547
    US      82,300a,b      Stillwater Mining Co. ..............................................................       1,378,524
                                                                                                                   ------------
                                                                                                                      6,098,806
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $99,595,951).............................     104,858,806
                                                                                                                   ------------
              Face
             Amount
                           Convertible Bonds  0.4%
    US     $ 270,000b      Randgold & Exploration Co., Ltd., cvt. sub. notes, 7.00%, 10/03/01 .................         270,000
    CA        200,000      Williams Resources, Inc., cvt. sub. notes, 8.50%, 11/22/01 .........................         154,794
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $419,740) ......................................         424,794
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $100,015,691) ..............................     105,283,600
                                                                                                                   ------------
                  h,i      Receivables from Repurchase Agreements  3.1%
    US      3,409,181      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $3,468,619)
                           (Cost $3,467,349)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear, Stearns & Co., Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $434,676)
                            Collateral: U. S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $425,887)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities, L.L.C., (Maturity Value $434,676)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...............       3,467,349
                                                                                                                   ------------
                                     Total Investments (Cost $103,483,040)  99.2%..............................     108,750,949
                                     Other Assets and Liabilities, Net  0.8%...................................         827,636
                                                                                                                   ------------
                                     Net Assets  100.0% .......................................................    $109,578,585
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $103,483,040 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 14,289,001
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ........................................      (9,021,092)
                                                                                                                   ------------
                             Net unrealized appreciation ......................................................     $ 5,267,909
                                                                                                                   ============

COUNTRY LEGEND:
AU      - Australia
CA      - Canada
GB      - United Kindom
PE      - Peru
US      - United States
ZA      - South Africa
PORTFOLIO ABBREVIATION:
L.L.C.  - Limited Liability Corp.

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



   Shares/                                                                                                             Value
  Warrants       Real Estate Securities Fund                                                                         (Note 1)
                 Common Stocks & Warrants  91.6%

                 Equity REIT - Apartments  20.0%
     170,000     Amli Residential Properties Trust ............................................................     $ 3,973,750
     295,000     Bay Apartment Communities, Inc................................................................      10,620,000
     110,000     Camden Property Trust ........................................................................       3,148,750
     205,000     Equity Residential Properties Trust ..........................................................       8,456,250
     212,000     Evans Withycombe Residential, Inc. ...........................................................       4,452,000
     155,000     Gables Residential Trust .....................................................................       4,495,000
     145,000     Irvine Apartment Communities, Inc.............................................................       3,625,000
     215,000     Oasis Residential, Inc........................................................................       4,891,250
     100,000     Post Properties, Inc. ........................................................................       4,025,000
     120,000     Security Capital Atlantic, Inc................................................................       2,940,000
     275,000     Security Capital Pacific Trust ...............................................................       6,290,625
     220,000     South West Property Trust ....................................................................       3,712,500
     175,000     Summit Properties, Inc........................................................................       3,871,875
                                                                                                                   ------------
                                                                                                                     64,502,000
                                                                                                                   ------------
                 Equity REIT - Health Care  3.7%
      90,000     Health Care Property Investors, Inc. .........................................................       3,150,000
     150,000     Nationwide Health Properties, Inc.............................................................       3,637,500
     158,000     Omega Healthcare Investors, Inc. .............................................................       5,253,500
                                                                                                                   ------------
                                                                                                                     12,041,000
                                                                                                                   ------------
                 Equity REIT - Hotels  12.4%
     500,000     Equity Inns, Inc. ............................................................................       6,500,000
     267,000     FelCor Suite Hotels, Inc......................................................................       9,445,125
     140,000     Patriot American Hospitality, Inc. ...........................................................       6,037,500
     176,700     Starwood Lodging Trust .......................................................................       9,740,588
     605,000     Winston Hotels, Inc. .........................................................................       8,243,125
                                                                                                                   ------------
                                                                                                                     39,966,338
                                                                                                                   ------------
                 Equity REIT - Industrial  8.9%
     112,500     Duke Realty Investments, Inc. ................................................................       4,331,250
     195,000     Liberty Property Trust .......................................................................       5,021,250
     250,700     Meridian Industrial Trust, Inc................................................................       5,264,700
     327,473     Security Capital Industrial Trust ............................................................       6,999,735
     100,000     Spieker Properties, Inc.......................................................................       3,600,000
     110,000     Weeks Corp. ..................................................................................       3,657,500
                                                                                                                   ------------
                                                                                                                     28,874,435
                                                                                                                   ------------
                 Equity REIT - Mixed Property Type  2.1%
     115,000     Colonial Properties Trust ....................................................................       3,493,125
     190,000     Glenborough Realty Trust, Inc.................................................................       3,348,750
                                                                                                                   ------------
                                                                                                                      6,841,875
                                                                                                                   ------------
                 Equity REIT - Office  7.9%
     243,800     Arden Realty Group, Inc.......................................................................       6,765,450
     135,000     Beacon Properties Corp. ......................................................................       4,944,375
     125,000     Crescent Real Estate Equities, Co. ...........................................................       6,593,750
     210,000     Highwoods Properties, Inc.....................................................................       7,087,500
                                                                                                                   ------------
                                                                                                                     25,391,075
                                                                                                                   ------------

                 Equity REIT - Residential Communities  3.8%
     185,000     Manufactured Home Communities, Inc. ..........................................................     $ 4,301,250
     125,000     ROC Communities, Inc..........................................................................       3,468,750
     130,000     Sun Communities, Inc..........................................................................       4,485,000
                                                                                                                   ------------
                                                                                                                     12,255,000
                                                                                                                   ------------
                 Equity REIT - Retail - Community Centers  5.4%
     102,000     Developers Diversified Realty Corp. ..........................................................       3,786,750
      97,500     Kimco Realty Corp. ...........................................................................       3,400,313
    511,400n     Pacific Retail Trust .........................................................................       5,625,400
      90,000     Vornado Realty Trust .........................................................................       4,725,000
                                                                                                                   ------------
                                                                                                                     17,537,463
                                                                                                                   ------------
                 Equity REIT - Retail - Outlet Centers  1.5%
      75,000     Chelsea GCA Realty, Inc. .....................................................................       2,596,875
      80,000     Tanger Factory Outlet Centers, Inc............................................................       2,170,000
                                                                                                                   ------------
                                                                                                                      4,766,875
                                                                                                                   ------------
                 Equity REIT - Retail - Regional Malls  4.9%
     250,000     Simon DeBartolo Group, Inc....................................................................       7,750,000
     170,000     The Macerich Co. .............................................................................       4,441,250
     155,000     The Mills Corp. ..............................................................................       3,700,625
                                                                                                                   ------------
                                                                                                                     15,891,875
                                                                                                                   ------------
                 Equity REIT - Storage  7.3%
     280,000     Public Storage, Inc...........................................................................       8,680,000
     370,000     Storage Trust Realty .........................................................................       9,990,000
     130,000     Storage USA, Inc..............................................................................       4,891,250
                                                                                                                   ------------
                                                                                                                     23,561,250
                                                                                                                   ------------
                 Home Builders  6.4%
    100,000a     Beazer Homes USA, Inc.........................................................................       1,850,000
    306,100a     Belmont Homes, Inc............................................................................       2,946,213
      75,000     Centex Corp. .................................................................................       2,821,875
     281,250     Clayton Homes, Inc............................................................................       3,796,874
      85,000     Kaufman & Broad Home Corp. ...................................................................       1,094,375
      70,000     Lennar Corp. .................................................................................       1,907,500
    300,000a     NVR, Inc. ....................................................................................       3,900,000
    193,100a     Southern Energy Homes, Inc....................................................................       2,220,650
                                                                                                                   ------------
                                                                                                                     20,537,487
                                                                                                                   ------------
                 Hotels  5.3%
    325,000a     Candlewood Hotel Co., Inc.....................................................................       3,128,125
    250,000a     CapStar Hotel Co. ............................................................................       4,906,250
     44,122a     Homestead Village, Inc........................................................................         794,196
     29,600a     Homestead Village, Inc., warrants.............................................................         240,500
    505,000a     Host Marriott Corp. ..........................................................................       8,080,000
                                                                                                                   ------------
                                                                                                                     17,149,071
                                                                                                                   ------------
                 Mixed Property Type 2.0%
     500,000     Security Capital US Realty ...................................................................       6,400,000
                                                                                                                   ------------
                       Total Common Stocks & Warrants (Cost $216,018,176) .....................................     295,715,744
                                                                                                                   ------------
                 Convertible Preferred Stocks  0.4%
     20,000b     Catellus Development Corp., $3.625 cvt. pfd., Series B (Cost $1,000,000)......................       1,190,000
                                                                                                                   ------------

                 Bonds  0.6%...................................................................................
$  2,000,000     US Home Corp., cvt. sub. notes, 4.875%, 11/01/05 (Cost $1,970,000)............................     $ 1,937,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $218,988,176).........................................     298,843,244
                                                                                                                   ------------
              h,iReceivables from Repurchase Agreements  7.2%
  22,726,825     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $23,127,905) (Cost $23,119,441)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,839,700)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $2,898,315)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      23,119,441
                                                                                                                   ------------
                           Total Investments (Cost $242,107,617)  99.8% .......................................     321,962,685
                                                                                                                   ------------
                           Other Assets and Liabilities, Net  0.2%.............................................         758,510
                                                                                                                   ------------
                           Net Assets  100.0 % ................................................................    $322,721,195
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $242,107,617 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 81,200,237
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (1,345,169)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 79,855,068
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
REIT    - Real Estate Investment Trust

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount         U.S. Government Securities Fund                                                                    (Note 1)
                  Mortgage-Backed Securities  68.5%

                  Government National Mortgage Association (GNMA) - Fixed Rate  38.7%
$ 12,909,358      GNMA I, SF, 6.00%, 12/15/23 - 01/15/24 ......................................................    $ 11,997,637
   2,240,248      GNMA II, 6.00%, 01/20/24 - 10/20/24 .........................................................       2,068,031
  57,198,297      GNMA I, SF, 6.50%, 05/15/23 - 05/15/24 ......................................................      54,642,340
   3,866,893      GNMA II, 6.50%, 01/20/26 ....................................................................       3,669,925
   8,696,408      GNMA, PL, 6.50%, 09/15/28 ...................................................................       8,264,310
  56,855,632      GNMA I, SF, 7.00%, 03/15/22 - 12/15/26 ......................................................      55,700,850
  14,520,927      GNMA II, 7.00%, 01/20/24 - 12/01/26 .........................................................      14,135,225
 15,000,000k      GNMA II, 7.00%, 12/01/26 ....................................................................      14,617,968
   1,983,040      GNMA I, SF, 7.25%, 11/15/25 .................................................................       1,964,759
   2,242,805      GNMA, PL, 7.25%, 05/15/22 - 08/15/22 ........................................................       2,210,915
  42,539,615      GNMA I, SF, 7.50%, 02/15/17 - 06/15/23 ......................................................      42,619,423
  33,125,704      GNMA II, 7.50%, 11/20/16 - 12/01/26 .........................................................      32,980,790
  5,000,000k      GNMA II, 7.50%, 12/01/26 ....................................................................       4,980,469
  29,391,221      GNMA I, SF, 8.00%, 04/15/05 - 06/15/25 ......................................................      30,015,829
   3,371,055      GNMA II, 8.00%, 02/20/16 - 08/20/26 .........................................................       3,417,411
   2,589,263      GNMA I, SF, 8.25%, 04/15/25 .................................................................       2,664,516
  11,529,600      GNMA I, SF, 8.50%, 08/15/21 - 12/15/24 ......................................................      11,954,773
   4,261,726      GNMA I, SF, 9.00%, 04/15/16 - 02/15/21 ......................................................       4,496,145
  10,571,472      GNMA I, SF, 9.50%, 10/15/15 - 12/15/21 ......................................................      11,433,761
   2,227,999      GNMA II, 9.50%, 04/20/25 ....................................................................       2,387,442
   8,657,430      GNMA I, SF, 10.00%, 08/15/17 - 08/15/21 .....................................................       9,504,241
     297,054      GNMA II, 10.00%, 07/20/19 - 02/20/21 ........................................................         323,139
                                                                                                                   ------------
                                                                                                                    326,049,899
                                                                                                                   ------------
                  Government National Mortgage Association (GNMA) - Adjustable Rate  1.4%
   3,775,571      GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 07/20/17 .....................       3,854,443
   3,477,477      GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 7.50%, 07/20/25 ......................       3,583,819
   4,528,182      GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/16 ......................       4,593,071
                                                                                                                   ------------
                                                                                                                     12,031,333
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Fixed Rate  8.8%
   7,013,467      FNMA, 6.00%, 10/01/23 - 04/01/24 ............................................................       6,520,340
  15,000,000      FNMA, 6.05%, 11/10/97 .......................................................................      15,046,605
  16,442,305      FNMA, 6.50%, 01/01/24 - 06/01/24 ............................................................      15,707,553
   1,943,398      FNMA, 7.00%, 05/01/24 .......................................................................       1,903,924
   8,077,380      FNMA, PL, 7.00%, 03/17/35 ...................................................................       7,774,479
  11,946,917      FNMA, 7.50%, 04/01/23 - 08/01/25 ............................................................      11,958,127
  13,480,634      FNMA, 8.00%, 07/01/16 - 02/01/25 ............................................................      13,755,022
   1,079,387      FNMA, 8.50%, 10/01/19 - 03/01/22 ............................................................       1,118,856
     173,288      FNMA, 9.00%, 09/01/18 - 03/01/21 ............................................................         182,821
      99,393      FNMA, 9.50%, 07/01/19 - 08/01/20 ............................................................         107,346
      36,255      FNMA, 10.00%, 10/01/20 ......................................................................          39,768
                                                                                                                   ------------
                                                                                                                     74,114,841
                                                                                                                   ------------
                  Federal National Mortgage Association (FNMA) - Adjustable Rate  7.0%
   6,945,255      FNMA, Cap 12.22%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.963%, 06/01/18 .........       7,070,687
   5,056,806      FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.693%, 02/01/19 .....................       5,266,714
   2,473,734      FNMA, Cap 12.786%, Margin 1.25% + COFI, Resets Monthly, 6.084%, 02/01/03 ....................       2,462,009
   6,699,164      FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.701%, 09/01/18 ...................       6,996,071
   4,370,458      FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.662%, 07/01/19 ...................       4,561,273
  13,893,832      FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.599%, 01/01/18 ...................      14,470,563
   1,129,917      FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.796%, 07/01/24 .........       1,126,675
     433,585      FNMA, Cap 13.721%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 02/01/17 ....................         430,715
                  Federal National Mortgage Association (FNMA) - Adjustable Rate (cont.)
$    885,440      FNMA, Cap 14.071%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 12/01/18 ....................       $ 879,578
   1,317,468      FNMA, Cap 14.428%, Margin 2.125% + CMT, Resets Annually, 7.25%, 04/01/19 ....................       1,365,556
   6,050,539      FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.089%, 06/01/02 ....................       6,018,048
   3,103,864      FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 8.489%, 07/01/20 ..............       3,219,110
   5,122,820      FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.453%, 03/01/20 ..............       5,337,108
                                                                                                                   ------------
                                                                                                                     59,204,107
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate  8.5%
  23,032,840      FHLMC, 6.50%, 06/01/08 - 01/01/24 ...........................................................      22,141,263
  17,405,760      FHLMC, 7.00%, 04/01/24 ......................................................................      17,101,159
  19,790,154      FHLMC, PL, 7.00%, 09/17/31 ..................................................................      19,233,655
   6,026,449      FHLMC, 7.50%, 11/01/22 - 05/01/24 ...........................................................       6,041,520
   4,368,802      FHLMC, 8.00%, 05/01/16 - 05/01/22 ...........................................................       4,457,553
   1,327,636      FHLMC, 8.50%, 04/01/18 - 03/01/22 ...........................................................       1,377,012
   1,141,617      FHLMC, 9.00%, 03/01/03 - 01/01/21 ...........................................................       1,196,861
     259,097      FHLMC, 9.50%, 06/01/16 - 08/01/20 ...........................................................         278,530
     192,483      FHLMC, 10.00%, 08/01/20 - 10/01/20 ..........................................................         209,807
                                                                                                                   ------------
                                                                                                                     72,037,360
                                                                                                                   ------------
                  Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate  4.1%
   5,058,120      FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annnually, 7.651%, 06/01/22 .................       5,263,379
   2,606,296      FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.582%, 09/01/19 ...................       2,697,525
   3,402,647      FHLMC, Cap 13.125%, Margin 2.00% + CMT, Resets Annually, 7.297%, 07/01/18 ...................       3,509,831
     613,638      FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.583%, 07/01/19 ..................         635,719
   7,457,638      FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.751%, 02/01/19 ..................       7,749,381
   5,556,893      FHLMC, Cap 13.50%, Margin 2.03% + CMT, Resets Annually, 7.496%, 05/01/18 ....................       5,751,107
   1,781,078      FHLMC, Cap 13.605%, Margin 2.20% + CMT, Resets Annually, 7.557%, 02/01/19 ...................       1,843,897
   7,092,294      FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.628%, 04/01/18 ..................       7,355,701
                                                                                                                   ------------
                                                                                                                     34,806,540
                                                                                                                   ------------
                        Total Mortgage-Backed Securities (Cost $575,480,640) ..................................     578,244,080
                                                                                                                   ------------
                  Other Government & Agency Securities  23.6%
   2,000,000      Federal Agriculture Mortgage Corp., 6.91%, 07/15/97 .........................................       2,014,030
   5,000,000      Federal Farm Credit Bank, 5.80%, 09/16/03 ...................................................       4,780,810
  10,000,000      Federal Farm Credit Bank, 7.95%, 04/01/02 ...................................................      10,062,349
  13,220,804      FHA Project Loan, 6.875%, 11/01/23 ..........................................................      12,592,825
   8,168,028      FHA Project Loan, 7.00%, 02/01/29 ...........................................................       7,871,937
   3,876,000      FICO Strips, 0.00%, 11/11/01 ................................................................       2,857,360
   1,925,000      FICO Strips, 0.00%, 05/11/02 ................................................................       1,372,525
  10,000,000      FICO Strips, 0.00%, 05/11/13 ................................................................       3,174,609
  15,000,000      FICO Strips, Series 1, 0.00%, 05/11/99 ......................................................      13,008,989
   1,758,000      FICO Strips, Series 1, 0.00%, 05/11/09 ......................................................         754,011
  11,024,000      FICO Strips, Series 13, 0.00%, 06/27/09 .....................................................       4,684,361
   5,000,000      FICO Strips, Series 15, 0.00%, 09/07/98 .....................................................       4,530,025
  10,000,000      FICO Strips, Series 15, 0.00%, 03/07/02 .....................................................       7,217,839
   3,202,000      FICO Strips, Series 16, 0.00%, 04/05/09 .....................................................       1,383,526
   4,745,000      FICO Strips, Series 16, 0.00%, 10/05/10 .....................................................       1,835,446
   2,060,000      FICO Strips, Series A, 0.00%, 02/08/09 ......................................................         900,325
   7,000,000      FICO Strips, Series D, 0.00%, 09/26/01 ......................................................       5,203,176
   5,000,000      Housing Urban Development, Series 96-A, 7.63%, 08/01/14 .....................................       5,109,699
   5,000,000      Housing Urban Development, Series 96-A, 7.66%, 08/01/15 .....................................       5,112,735
   4,851,066      Small Business Administration, 6.45%, 12/01/15 ..............................................       4,594,348
   5,000,000      Small Business Administration, 6.70%, 12/01/16 ..............................................       4,906,300
$  8,338,041      Small Business Administration, Cap 10.50%, Margin Prime - 0.50%, Resets Quarterly, 7.75%,
                   03/25/19 ...................................................................................     $ 8,651,469
   8,003,940      Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 7.85%,
                   06/25/19...................................................................................        8,344,108
   9,471,172      Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.125%,
                   03/25/18 ...................................................................................      10,039,442
   5,000,000      Student Loan Marketing Association, 5.64%, 11/26/97 .........................................       4,992,895
   5,000,000      Student Loan Marketing Association, 6.16%, 12/02/99 .........................................       4,973,475
  15,000,000      Student Loan Marketing Association, 0.00%, 05/15/14 .........................................       3,807,193
  10,000,000      Tennessee Valley Authority, 0.00%, 04/15/03 .................................................       6,700,249
   6,000,000      Tennessee Valley Authority, 0.00%, 04/15/42 .................................................       1,986,977
   5,000,000      Tennessee Valley Authority, 5.98%, 04/01/36 .................................................       5,074,360
   5,000,000      Tennessee Valley Authority, 6.125%, 07/15/03 ................................................       4,868,629
  12,000,000      Tennessee Valley Authority, 6.235%, 07/15/45 ................................................      12,039,490
  10,000,000      Tennessee Valley Authority, 7.25%, 07/15/43 .................................................       9,759,050
   1,000,000      Tennessee Valley Authority, 8.375%, 10/01/99 ................................................       1,056,509
  12,000,000      Tennessee Valley Authority, 8.625%, 11/15/29 ................................................      12,859,246
                                                                                                                   ------------
                        Total Other Agency Government Securities (Cost $194,604,937) ..........................     199,120,317
                                                                                                                   ------------
                  U.S. Government Securities  8.0%
   5,000,000      U.S. Treasury Notes, 5.125%, 04/30/98 .......................................................       4,950,005
  10,000,000      U.S. Treasury Notes, 5.125%, 06/30/98 .......................................................       9,893,759
   8,000,000      U.S. Treasury Notes, 5.25%, 12/31/97 ........................................................       7,950,007
  15,000,000      U.S. Treasury Notes, 5.625%, 06/30/97 .......................................................      15,004,694
   5,000,000      U.S. Treasury Notes, 5.75%, 08/15/03 ........................................................       4,851,565
   5,000,000      U.S. Treasury Notes, 5.875%, 08/15/98 .......................................................       4,995,315
   5,000,000      U.S. Treasury Notes, 5.875%, 03/31/99 .......................................................       4,993,755
  10,000,000      U.S. Treasury Notes, 6.125%, 05/31/97 .......................................................      10,018,759
   5,000,000      U.S. Treasury Notes, 6.50%, 04/30/97 ........................................................       5,015,630
                                                                                                                   ------------
                        Total U.S. Government Securities (Cost $67,905,861) ...................................      67,673,489
                                                                                                                   ------------
                        Total Long Term Investments (Cost $837,991,438) .......................................     845,037,886
                                                                                                                   ------------
               h,iReceivables from Repurchase Agreements  1.5%
  12,403,581      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $12,622,265) (Cost $12,617,646)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                   Bear, Stearns & Co., Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.750%, 10/15/97 - 06/30/01
                   CIBC Wood Gundy Securities Corp., (Maturity Value $1,581,782)
                   U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                   Daiwa Securities America, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                   Donaldson, Lufkin & Jenrette Securities, Corp., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                   SBC Warburg, Inc., (Maturity Value $1,549,791)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                   The Nikko Securities Co. International, Inc., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.75% 08/15/00 - 04/30/01
                   UBS Securities L.L.C., (Maturity Value $1,581,782)
                   Collateral: U.S. Treasury Notes, 6.25%- 8.50% 06/30/98 - 05/31/01 ..........................      12,617,646
                                                                                                                   ------------
                            Total Investments (Cost $850,609,084)  101.6%......................................     857,655,532
                            Liabilities in Excess of Other Assets  (1.6%)......................................     (13,798,015)
                                                                                                                   ------------
                            Net Assets  100.0%.................................................................    $843,857,517
                                                                                                                   ============

                  At December 31, 1996 the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $850,609,084 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost .................................................    $ 14,804,148
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value .................................................      (7,757,700)
                                                                                                                   ------------
                    Net unrealized appreciation ...............................................................     $ 7,046,448
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - 11th District Cost of Funds Index
DR      - Discount Rate
FHA     - Federal Housing Authority
FICO    - Financing Corp.
L.L.C.  - Limited Liability Corp.
PL      - Project Loan
SF      - Single Family

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                               Value
   Amount       Zero Coupon Fund - 2000                                                                              (Note 1)
                Long Term Investments  100%

                Government & Agency Securities  98.6%
$  7,567,000    FHLB Strips, Series A-1, 0.00%, 02/25/01 ......................................................     $ 5,845,212
   2,884,000    FHLB Strips, Series A-1, 0.00%, 08/25/01 ......................................................       2,155,250
     465,000    FHLB Strips, Series A-1, 0.00%, 02/25/02 ......................................................         336,363
  16,175,000    FHLMC, notes, 0.00%, 05/15/00 .................................................................      13,143,125
   9,023,000    FICO Strips, 0.00%, 03/26/01 ..................................................................       6,932,100
   2,000,000    FICO Strips, 0.00%, 04/06/01 ..................................................................       1,533,606
   1,139,000    FICO Strips, Series 1, 0.00%, 11/11/00 ........................................................         896,755
   1,000,000    FICO Strips, Series 7, 0.00%, 02/03/01 ........................................................         775,514
  17,390,000    FICO Strips, Series 12, 0.00%, 12/06/00 .......................................................      13,629,516
   6,000,000    FICO Strips, Series 12, 0.00%, 06/06/01 .......................................................       4,549,980
   4,000,000    FICO Strips, Series 13, 0.00%, 06/27/01 .......................................................       3,021,744
     148,000    FICO Strips, Series 15, 0.00%, 09/07/00 .......................................................         117,895
   5,000,000    FICO Strips, Series 15, 0.00%, 03/07/01 .......................................................       3,854,720
   5,875,000    FICO Strips, Series 17, 0.00%, 10/05/00 .......................................................       4,656,037
   6,200,000    FICO Strips, Series 18, 0.00%, 10/06/00 .......................................................       4,912,737
   4,965,000    FICO Strips, Series D, 0.00%, 09/26/00 ........................................................       3,941,584
   5,550,000    FICO Strips, Series D, 0.00%, 02/03/01 ........................................................       4,304,102
   3,800,000    FNMA Strips, 0.00%, 11/22/99 ..................................................................       3,183,066
   1,000,000    FNMA Strips, 0.00%, 02/12/02 ..................................................................         723,947
     500,000    FNMA Strips, Series 1, 0.00%, 02/12/00 ........................................................         412,619
   1,875,000    FNMA Strips, Series 1, 0.00%, 02/01/01 ........................................................       1,452,887
   1,000,000    FNMA Strips, Series 1, 0.00%, 02/01/02 ........................................................         725,364
   3,000,000    FNMA Strips, Series 2, 0.00%, 08/12/01 ........................................................       2,244,114
   9,195,000    REFCO Strips, 0.00%, 01/15/01 .................................................................       7,194,369
   3,320,000    Tennessee Valley Authority, 0.00%, 07/15/00 ...................................................       2,673,204
   2,500,000    Tennessee Valley Authority, 0.00%, 10/15/00 ...................................................       1,980,827
      65,000    Tennessee Valley Authority, 0.00%, 01/01/01 ...................................................          50,315
  10,500,000    Tennessee Valley Authority, 0.00%, 04/15/01 ...................................................       8,051,577
   1,000,000    Tennessee Valley Authority, 0.00%, 04/15/02 ...................................................         718,045
   1,110,375    U.S. Treasury Strips, 0.00%, 11/15/00 .........................................................         875,190
   2,778,750    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       2,154,740
  15,000,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................      11,682,779
  11,615,000    U.S. Treasury Strips, 0.00%, 02/15/01 .........................................................       9,060,779
                                                                                                                   ------------
                                                                                                                    127,790,062
                                                                                                                   ------------
                Other Securities - "AAA" Rated  1.4%
     220,000    InterAmerican Development Bank, 0.00%, 12/16/00 ...............................................         171,499
     405,000    International Bank for Reconstruction and Development, 0.00%, 02/15/00 ........................         334,189
     945,000    International Bank for Reconstruction and Development, 0.00%, 08/15/00 ........................         754,667
     735,000    International Bank for Reconstruction and Development, 0.00%, 02/15/01 ........................         567,527
                                                                                                                   ------------
                                                                                                                      1,827,882
                                                                                                                   ------------
                      Total Long Term Investments (Cost $122,571,579)..........................................     129,617,944
                                                                                                                   ------------

           h,i  Receivables from Repurchase Agreements  0.1%...................................................
$     69,031    Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value 69,902) (Cost $69,876)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $8,582)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities L.L.C., (Maturity Value $8,760)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01..........................         $ 69,876
                                                                                                                   ------------
                          Total Investments (Cost $122,641,455)  100.1% .......................................     129,687,820
                          Liabilities in Excess of Other Assets  (0.1%) .......................................         (86,878)
                                                                                                                   ------------
                          Net Assets  100.0% ..................................................................    $129,600,942
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $122,641,455 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ...................................................     $ 7,210,715
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ...................................................        (164,350)
                                                                                                                   ------------
                  Net unrealized appreciation .................................................................     $ 7,046,365
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financial Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996



    Face                                                                                                                Value
   Amount        Zero Coupon Fund - 2005                                                                              (Note 1)
                 Long Term Investments  100.0%

                 Government & Agency Securities  96.8%
$  1,000,000     FHLB Strips, Series A-1, 0.00%, 08/25/02 ......................................................      $ 699,815
     800,000     FHLB Strips, Series A-1, 0.00%, 02/25/04 ......................................................        503,905
   9,110,000     FHLB Strips, Series A-1P, 0.00%, 02/25/04 .....................................................      5,738,216
  11,400,000     FICO Strips, 0.00%, 10/06/05 ..................................................................      6,367,880
   3,500,000     FICO Strips, Series 1, 0.00%, 05/11/05 ........................................................      2,012,076
     829,000     FICO Strips, Series 1, 0.00%, 11/11/05 ........................................................        459,821
   3,509,000     FICO Strips, Series 2, 0.00%, 11/02/05 ........................................................      1,949,804
  11,055,000     FICO Strips, Series 12, 0.00%, 12/06/05 .......................................................      6,100,281
   2,755,000     FICO Strips, Series 13, 0.00%, 12/27/05 .......................................................      1,513,663
   2,620,000     FICO Strips, Series 15, 0.00%, 09/07/05 .......................................................      1,472,026
   6,000,000     FICO Strips, Series 16, 0.00%, 04/05/06 .......................................................      3,231,737
  10,000,000     FICO Strips, Series 19, 0.00%, 12/06/05 .......................................................      5,518,120
   6,799,000     FICO Strips, Series D, 0.00%, 09/26/05 ........................................................      3,805,631
   1,763,000     FICO Strips, Series D, 0.00%, 03/26/06 ........................................................        951,371
   5,000,000     FICO Strips, Series F, 0.00%, 03/26/05 ........................................................      2,902,869
     120,000     FNMA Strips, 0.00%, 02/12/08 ..................................................................         56,347
     450,000     FNMA Strips, Series 1, 0.00%, 08/01/04 ........................................................        273,785
   1,000,000     FNMA Strips, Series 1, 0.00%, 02/12/05 ........................................................        585,338
     875,000     FNMA Strips, Series 1, 0.00%, 08/12/05 ........................................................        493,262
   4,307,000     FNMA Strips, Series 1, 0.00%, 02/01/06 ........................................................      2,344,967
     250,000     FNMA Strips, Series 1, 0.00%, 02/12/06 ........................................................        135,809
   1,730,000     FNMA Strips, Series 1, 0.00%, 02/01/08 ........................................................        814,219
   6,000,000     FNMA Strips, Series 2, 0.00%, 02/01/05 ........................................................      3,519,881
     530,000     FNMA Strips, Series 9, 0.00%, 08/01/06 ........................................................        278,378
   6,500,000     REFCO Strips, 0.00%, 01/15/06 .................................................................      3,607,694
   3,000,000     REFCO Strips, Series R, 0.00%, 04/15/06 .......................................................      1,636,467
   6,200,000     Tennessee Valley Authority, 0.00%, 10/15/04 ...................................................      3,732,126
   2,260,000     Tennessee Valley Authority, 0.00%, 04/15/05 ...................................................      1,311,114
   1,000,000     Tennessee Valley Authority, 0.00%, 10/15/05 ...................................................        559,871
  31,140,000     U.S. Treasury Strips, 0.00%, 02/15/06 .........................................................     17,361,605
                                                                                                                   ------------
                                                                                                                     79,938,078
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  3.2%
   1,500,000     Exxon Corp., 0.00%, 11/15/04 ..................................................................        902,553
     541,000     International Bank for Reconstruction and Development, 0.00%, 02/15/07 ........................        271,911
   2,500,000     International Bank for Reconstruction and Development, 0.00%, 08/15/07 ........................      1,210,182
     459,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/07 ..............        230,360
                                                                                                                   ------------
                                                                                                                      2,615,006
                                                                                                                   ------------
                       Total Long Term Investments (Cost $75,820,587) ..........................................     82,553,084
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.1%...................................................
$     92,564     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $93,893) (Cost $93,859)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $11,531)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $11,766)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................       $ 93,859
                                                                                                                   ------------
                           Total Investments (Cost $75,914,446)  100.1%.........................................     82,646,943
                           Liabilities in Excess of Other Assets  (0.1%) .......................................        (43,474)
                                                                                                                   ------------
                           Net Assets   100.0% .................................................................    $82,603,469
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $75,918,614 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ...................................................    $ 7,286,935
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ...................................................       (558,606)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 6,728,329
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLB     - Federal Home Loan Bank
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount        Zero Coupon Fund - 2010                                                                             (Note 1)
                 Long Term Investments  100.6%

                 Government & Agency Securities  95.6%
$  4,450,000     FHLMC, capital deb., 0.00%, 11/29/19 ..........................................................      $ 880,432
   4,040,000     FICO Strips, 0.00%, 10/06/10 ..................................................................      1,562,417
  16,246,000     FICO Strips, Series 1, 0.00%, 11/11/10 ........................................................      6,237,261
   2,000,000     FICO Strips, Series 3, 0.00%, 05/30/10 ........................................................        793,794
   1,528,000     FICO Strips, Series 4, 0.00%, 10/06/10 ........................................................        590,934
   3,021,000     FICO Strips, Series 8, 0.00%, 08/03/10 ........................................................      1,183,316
   2,837,000     FICO Strips, Series 11, 0.00%, 02/08/11 .......................................................      1,068,198
   4,550,000     FICO Strips, Series 12, 0.00%, 06/06/09 .......................................................      1,941,589
   7,500,000     FICO Strips, Series 12, 0.00%, 12/06/10 .......................................................      2,863,694
   3,000,000     FICO Strips, Series 19, 0.00%, 06/06/10 .......................................................      1,189,191
   2,080,000     FICO Strips, Series 19, 0.00%, 12/06/10 .......................................................        794,198
   7,000,000     FICO Strips, Series A, 0.00%. 08/08/10 ........................................................      2,739,079
     860,000     FICO Strips, Series D, 0.00%, 03/26/10 ........................................................        345,907
   4,000,000     FICO Strips, Series D, 0.00%, 03/26/11 ........................................................      1,491,532
  12,412,000     FICO Strips, Series E, 0.00%, 11/02/10 ........................................................      4,774,101
     860,000     FICO Strips, Series F, 0.00%, 09/26/10 ........................................................        333,308
   5,311,000     FICO Strips, Series F, 0.00%, 02/08/11 ........................................................      1,999,718
   1,975,000     FNMA Strips, 0.00%, 08/12/09 ..................................................................        828,751
   5,000,000     FNMA Strips, Series 1, 0.00%, 02/01/10 ........................................................      2,025,210
   8,250,000     FNMA Strips, Series 1, 0.00%, 08/01/10 ........................................................      3,217,598
   1,230,000     FNMA Strips, Series 1, 0.00%, 08/12/10 ........................................................        478,632
   4,450,000     FNMA Strips, Series 1, 0.00%, 02/01/11 ........................................................      1,668,785
   3,281,000     FNMA, sub. deb., 0.00%, 02/01/12 ..............................................................      1,139,196
  20,000,000     REFCO Strips, 0.00%, 10/15/10 .................................................................      7,897,418
   8,000,000     REFCO Strips, 0.00%, 01/15/11 .................................................................      3,098,639
   8,650,000     SLMA, 0.00%, 05/15/14 .........................................................................      2,195,481
     412,000     Tennessee Valley Authority, 0.00%, 01/01/10 ...................................................        164,396
  12,000,000     Tennessee Valley Authority, 0.00%, 04/15/10 ...................................................      4,824,119
   1,320,000     Tennessee Valley Authority, 0.00%, 10/15/10 ...................................................        511,051
   9,525,000     Tennessee Valley Authority, 0.00%, 04/15/11 ...................................................      3,545,833
   7,295,000     Tennessee Valley Authority, 0.00%, 10/15/11 ...................................................      2,613,959
  25,790,000     U.S. Treasury Strips, 0.00%, 11/15/10 .........................................................     10,299,236
                                                                                                                   ------------
                                                                                                                     75,296,973
                                                                                                                   ------------
                 Other Securities - "AAA" Rated  5.0%
   1,392,000     International Bank for Reconstruction and Development, 0.00%, 02/15/11 ........................        516,948
   2,800,000     International Bank for Reconstruction and Development, 0.00%, 02/15/12 ........................        963,572
   3,287,000     International Bank for Reconstruction and Development, 0.00%, 02/15/13 ........................      1,046,150
   4,100,000     International Bank for Reconstruction and Development, 0.00%, 08/15/13 ........................      1,257,355
     500,000     International Bank for Reconstruction and Development, Series 2, 0.00%, 02/15/11 ..............        185,686
                                                                                                                   ------------
                                                                                                                      3,969,711
                                                                                                                   ------------
                       Total Long Term Investments (Cost $69,789,913)...........................................     79,266,684
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  0.2%
$    142,768     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $145,815) (Cost $145,762)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $17,904)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $18,273)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ..........................      $ 145,762
                                                                                                                   ------------
                            Total Investments (Cost $69,935,675)  100.8% .......................................     79,412,446
                            Liabilities in Excess of Other Assets  (0.8%).......................................       (596,700)
                                                                                                                   ------------
                            Net Assets  100.0% .................................................................    $78,815,746
                                                                                                                   ============
                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $70,249,878 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost....................................................    $ 9,241,575
                   Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (79,007)
                                                                                                                   ------------
                   Net unrealized appreciation .................................................................    $ 9,162,568
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
L.L.C.   - Limited Liability Corp.
REFCO    - Resolution Funding Corp.
SLMA     - Student Loan Marketing Association

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                               Value
   Amount       Money Market Fund                                                                                    (Note 1)
           f    Short Term Investments  98.7%

                Certificates of Deposit  8.8%
 $10,000,000    Bank of Nova Scotia, Portland Branch, 5.8%, 03/05/97 ...........................................    $ 10,000,000
   6,000,000    Commerzbank, AG, New York Branch, 5.41%, 02/03/97 ..............................................       6,000,186
  10,000,000    Dresdner Bank, AG, New York Branch, 4.94%, 01/06/97 ............................................       9,999,086
  10,000,000    Svenska Handelsbanken, Inc., New York Branch, 5.375%, 02/25/97 .................................      10,000,139
                                                                                                                   ------------
                      Total Certificates of Deposit (Cost $35,999,411)..........................................      35,999,411
                                                                                                                   ------------
                Commercial Paper  73.5%
  10,000,000    AT&T Corp., 5.37%, 3/10/97 - 3/11/97 ...........................................................       9,897,821
  16,000,000    Abbey National North America, 5.32% - 5.41%, 03/10/97 - 04/02/97 ...............................      15,833,178
  20,000,000    American Express Credit Corp., 5.27%, 03/20/97 - 03/21/97 ......................................      19,770,170
  20,000,000    Associates Corp. of North America, 5.32%, 01/14/97 - 01/15/97 ..................................      19,960,100
  15,000,000    Bellsouth Telecommunications, Inc., 5.35%, 03/03/97 ............................................      14,864,021
  15,000,000    BIL North America, Inc., 5.33%, 01/07/97 - 01/23/97 ............................................      14,974,831
  11,000,000    Commonwealth Bank of Australia, 5.325% - 5.37%, 01/21/97 - 04/29/97 ............................      10,952,815
  20,000,000    General Electric Capital Corp., 5.30% - 5.32%, 01/16/97 - 03/31/97 .............................      19,846,805
   1,200,000    General Electric Capital Corp., 7.625%, 01/10/97 ...............................................       1,200,552
  10,000,000    Generale Bank, Inc., 5.30%, 03/14/97 ...........................................................       9,894,000
  15,000,000    Goldman Sachs Group L.P., 5.34% - 5.35%, 03/11/97 - 03/14/97 ...................................      14,841,729
   7,000,000    H.J. Heinz Corp., 5.50%, 02/07/97 ..............................................................       6,960,431
  10,000,000    Halifax Building Society, 5.30%, 04/16/97 ......................................................       9,845,417
  20,000,000    Kingdom of Sweden, 5.30% - 5.32%, 01/17/97 - 02/20/97 ..........................................      19,902,555
  20,000,000    MetLife Funding, Inc., 5.30%, 01/24/97 - 01/27/97 ..............................................      19,927,861
  20,000,000    Merrill Lynch & Co., Inc., 5.32% - 5.33%, 01/17/97 - 03/13/97 ..................................      19,855,796
  15,000,000    Morgan Stanley Group, Inc., 5.32%, 03/06/97 - 03/07/97 .........................................      14,856,655
  17,750,000    National Rural Utilities Cooperative Finance Corp., 5.30%, 01/22/97 - 02/03/97 .................      17,681,431
  20,000,000    Prudential Funding Corp., 5.30% - 5.33%, 01/13/97 - 01/28/97 ...................................      19,942,483
  10,000,000    Schering Corp., 5.23%, 05/20/97 ................................................................       9,798,064
  10,000,000    Wool International, 5.55%, 03/04/97 ............................................................       9,904,416
                                                                                                                   ------------
                      Total Commercial Paper (Cost $300,711,131)................................................     300,711,131
                                                                                                                   ------------
                      Total Investments Before Repurchase Agreement (Cost $336,710,542).........................     336,710,542
                                                                                                                   ------------
           h    Receivables from Repurchase Agreements  16.4%
  19,750,000    CIBC Wood Gundy Securities Corp., 6.70%, 01/02/97, (Maturity Value $20,007,444)
                 Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..............................................      20,000,000
  28,487,000    SBC Warburg, Inc., 5.50%, 01/02/97, (Maturity Value $26,903,218)
                 Collateral: U.S. Treasury Bills, 09/18/97 .....................................................      26,895,000
  20,400,000    UBS Securities, L.L.C., 6.75%, 01/02/97, (Maturity Value $20,007,500)
                 Collateral: U.S. Treasury Notes, 5.375%, 05/31/98 .............................................      20,000,000
                                                                                                                   ------------
                      Total Receivables From Repurchase Agreements (Cost $66,895,000)...........................      66,895,000
                                                                                                                   ------------
                           Total Investments (Cost $403,605,542)  98.7%.........................................     403,605,542
                           Other Assets and Liabilities, Net  1.3%..............................................       5,324,271
                                                                                                                   ------------
                           Net Assets  100%.....................................................................    $408,929,813

                                                                                                                   ============

At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership

fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS



Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Growth and Income Fund                                                                              (Note 1)
                 Common Stocks  94.6%

                 Automobile  1.2%
     397,000     Chrysler Corp. ..............................................................................     $ 13,101,000
                                                                                                                   ------------
                 Chemicals, Basic  2.4%
     197,300     Dow Chemical Co. ............................................................................       15,463,388
      53,000     Du Pont, (E.I.), De Nemours & Co. ...........................................................        5,001,875
     328,570     Millennium Chemicals, Inc. ..................................................................        5,832,118
                                                                                                                   ------------
                                                                                                                     26,297,381
                                                                                                                   ------------
                 Commercial Services  1.0%
     548,600     Ogden Corp. .................................................................................       10,286,250
                                                                                                                   ------------
                 Consumer Products 1.4%
     391,800     Dial Corp. ..................................................................................        5,779,050
     237,900     Tambrands, Inc. .............................................................................        9,724,163
                                                                                                                   ------------
                                                                                                                     15,503,213
                                                                                                                   ------------
                 Electrical Equipment  1.3%
     141,100     General Electric Co. ........................................................................       13,951,263
                                                                                                                   ------------
                 Financial Services  9.0%
     115,500     Bank of Boston Corp. ........................................................................        7,420,875
    195,800b     Christiania Bank Og Kreditkasse, ADR.........................................................        6,201,260
  1,393,400d     Christiania Bank Og Kreditkasse (Norway) ....................................................        4,413,089
    102,400d     Credit Communal Holding/Dexia (Belgium) .....................................................        9,343,566
     357,000     Great Western Financial Corp. ...............................................................       10,353,000
     115,900     J. P. Morgan & Co., Inc. ....................................................................       11,314,738
     270,000     National City Corp. .........................................................................       12,116,250
    134,500d     Nordbanken AB (Sweden) ......................................................................        4,072,560
    119,700b     Nordbanken AB, Sponsored ADR.................................................................        7,248,852
     379,900     PNC Bank Corp. ..............................................................................       14,293,738
     510,000     Roosevelt Financial Corp. ...................................................................       10,710,000
                                                                                                                   ------------
                                                                                                                     97,487,928
                                                                                                                   ------------
                 Forest Products & Paper  4.7%
     119,000     Georgia-Pacific Corp. .......................................................................        8,568,000
  1,020,000b     Portucel Industrial, SA......................................................................        5,920,692
     339,700     Potlatch Corp. ..............................................................................       14,607,100
     220,000     Union Camp Corp. ............................................................................       10,505,000
     235,000     Weyerhaeuser Co. ............................................................................       11,133,124
                                                                                                                   ------------
                                                                                                                     50,733,916
                                                                                                                   ------------
                 Insurance  3.5%
     324,400     Lincoln National Corp. ......................................................................       17,031,000
    279,000d     Scor, SA (France)............................................................................        9,820,154
     131,000     St. Paul Cos., Inc. .........................................................................        7,679,875
     121,500     Zenith National Insurance ...................................................................        3,326,062
                                                                                                                   ------------
                                                                                                                     37,857,091
                                                                                                                   ------------
                 Miscellaneous Manufacturing  4.1%
     390,000     British Steel, Plc., Sponsored ADR...........................................................       10,725,000
     167,300     Cooper Industries, Inc. .....................................................................        7,047,513
   1,310,000     Hanson, Plc., ADR ...........................................................................        8,842,500
     213,500     Minnesota Mining & Manufacturing Co. ........................................................       17,693,813
                                                                                                                   ------------
                                                                                                                     44,308,826
                                                                                                                   ------------
                 Oil/Gas Transmission  3.9%
     229,000     Consolidated Natural Gas Co. ................................................................     $ 12,652,250
     302,400     National Fuel Gas Co. .......................................................................       12,474,000
     547,800     Pacific Enterprises .........................................................................       16,639,425
                                                                                                                   ------------
                                                                                                                     41,765,675
                                                                                                                   ------------
                 Petroleum, Integrated  16.4%
     233,700     Amoco Corp. .................................................................................       18,812,850
     192,000     Atlantic Richfield Co. ......................................................................       25,440,000
     305,000     Chevron Corp. ...............................................................................       19,825,000
     213,500     Exxon Corp. .................................................................................       20,923,000
     128,000     Mobil Corp. .................................................................................       15,648,000
     285,000     Occidental Petroleum Corp. ..................................................................        6,661,875
      79,900     Royal Dutch Petroleum Co., ADR...............................................................       13,642,925
     256,200     Texaco, Inc. ................................................................................       25,139,625
     336,900     Ultramar Corp. ..............................................................................       10,654,462
     775,000     YPF Sociedad Anonima, ADS ...................................................................       19,568,750
                                                                                                                   ------------
                                                                                                                    176,316,487
                                                                                                                   ------------
                 Pharmaceuticals  3.5%
      78,000     American Home Products Corp. ................................................................        4,572,750
     208,500     Bristol-Myers Squibb Co. ....................................................................       22,674,375
     343,800     Glaxo Wellcome, Plc., Sponsored ADR..........................................................       10,915,650
                                                                                                                   ------------
                                                                                                                     38,162,775
                                                                                                                   ------------
                 Printing, Publishing & Media  1.8%
    315,000a     Cognizant Corp. .............................................................................       10,395,000
     375,000     Dun & Bradstreet Corp. ......................................................................        8,906,250
                                                                                                                   ------------
                                                                                                                     19,301,250
                                                                                                                   ------------
                 Real Estate Investment Trust  4.0%
     395,300     Equity Residential Properties Trust .........................................................       16,306,125
     450,000     FelCor Suite Hotels, Inc. ...................................................................       15,918,750
     221,400     Oasis Residential, Inc. .....................................................................        5,036,850
     175,700     Simon DeBartolo Group, Inc. .................................................................        5,446,700
                                                                                                                   ------------
                                                                                                                     42,708,425
                                                                                                                   ------------
                 Retail  2.0%
     465,900     Penney (J.C.) Co., Inc. .....................................................................       22,712,625
                                                                                                                   ------------
                 Telecommunications  12.3%
      72,000     Ameritech Corp. .............................................................................        4,365,000
     115,800     BellSouth Corp. .............................................................................        4,675,425
     118,300     British Telecom, Plc., Sponsored ADR.........................................................        8,118,338
     524,500     GTE Corp. ...................................................................................       23,864,750
  4,470,000d     Hong Kong Telecommunications, Ltd. (Hong Kong)...............................................        7,195,229
     495,000     NYNEX Corp. .................................................................................       23,821,875
     531,900     Southern New England Telecommunications Corp. ...............................................       20,677,613
     106,400     Sprint Corp. ................................................................................        4,242,700
     360,000     Telefonos de Mexico, SA, ADR.................................................................       11,880,000
     723,100     US West Communications Group ................................................................       23,319,974
                                                                                                                   ------------
                                                                                                                    132,160,904
                                                                                                                   ------------
                 Tobacco  6.7%
     345,100     American Brands, Inc. .......................................................................       17,125,588
     427,500     Imperial Tobacco Group, Plc., Sponsored ADR..................................................        5,521,889
                 Tobacco (cont.)
     198,600     Philip Morris Cos., Inc. ....................................................................     $ 22,367,325
     363,560     RJR Nabisco Holdings Corp. ..................................................................       12,361,040
     445,000     UST, Inc. ...................................................................................       14,406,874
                                                                                                                   ------------
                                                                                                                     71,782,716
                                                                                                                   ------------
                 Utilities  15.4%
     541,100     Central & South West Corp. ..................................................................       13,865,688
     467,000     CINergy Corp. ...............................................................................       15,586,125
     417,000     Dominion Resources, Inc. ....................................................................       16,054,500
     590,000     Enova Corp. .................................................................................       13,422,500
     425,300     General Public Utilities Corp. ..............................................................       14,300,713
     471,400     New England Electric System .................................................................       16,440,075
     403,000     Oklahoma Gas & Electric Co. .................................................................       16,825,250
     310,700     Pacific Gas & Electric Co. ..................................................................        6,524,700
     520,000     PacifiCorp ..................................................................................       10,660,000
     424,900     PECO Energy Co. .............................................................................       10,728,725
     338,000     Public Service Co. of Colorado ..............................................................       13,139,750
     200,000     Public Service Enterprise Group, Inc. .......................................................        5,450,000
     120,000     Texas Utilities Co. .........................................................................        4,890,000
     278,500     Unicom Corp. ................................................................................        7,554,312
                                                                                                                   ------------
                                                                                                                    165,442,338
                                                                                                                   ------------
                       Total Long Term Investments (Cost $864,711,520) .......................................    1,019,880,063
                                                                                                                   ------------
    Face
   Amount
         h,i     Receivables from Repurchase Agreements  4.8%
$ 50,897,670     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $51,795,240) (Cost $51,776,284)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $6,359,549)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $6,490,813)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ........................       51,776,284
                                                                                                                   ------------
                           Total Investments (Cost $916,487,804)  99.4%.......................................    1,071,656,347
                           Other Assets and Liabilities, Net  0.6%............................................        6,332,661
                                                                                                                   ------------
                           Net Assets  100.0%.................................................................   $1,077,989,008
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $916,497,581 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost .................................................    $ 170,313,985
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excessof tax cost over value ..................................................      (15,155,219)
                                                                                                                   ------------
                   Net unrealized appreciation ...............................................................    $ 155,158,766
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS


Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
    Shares         Income Securities Fund                                                                           (Note 1)
                   Common Stocks  32.2%

                   Apparel/Textiles  0.2%
      419,424  a,n Bibb Co. ..................................................................................      $ 3,171,894
                                                                                                                   ------------
                   Computer/Technology  0.1%
      190,223  a,j Anacomp, Inc. .............................................................................        1,616,895
                                                                                                                   ------------
                   Conglomerates  0.2%
      380,000      Hanson, Plc., ADR .........................................................................        2,565,000
                                                                                                                   ------------
                   Consumer Products  1.7%
       95,000      Imperial Tobacco Group, Plc., ADR .........................................................        1,227,086
      195,000      Phillip Morris Cos., Inc. .................................................................       21,961,875
       93,750   a,bSpecialty Foods Corp. .....................................................................           23,438
                                                                                                                   ------------
                                                                                                                     23,212,399
                                                                                                                   ------------
                   Energy  2.5%
      576,500    d Athabasca Oil Sands Trust (Canada) ........................................................        8,397,777
       30,000      Atlantic Richfield Co. ....................................................................        3,975,000
       50,000      BP Prudhoe Bay Royalty Trust ..............................................................          850,000
      500,000   b,dCanadian Oil Sands Trust - Units (Canada) .................................................        7,484,210
      427,805      Noble Drilling Corp. ......................................................................        8,502,624
      125,000      Ultramar Diamond Shamrock Corp. ...........................................................        3,953,125
                                                                                                                   ------------
                                                                                                                     33,162,736
                                                                                                                   ------------
                   Home Builders
       2,000a      NVR, Inc. .................................................................................           26,000
                                                                                                                   ------------
                   Metals  1.4%
      185,200      Driefontein Consolidated Mines, Ltd., ADR .................................................        1,852,000
       60,000      Evander Gold Mines, Ltd., ADR .............................................................          512,982
      390,000      Free State Consolidated Gold Mines, Ltd., ADR .............................................        2,803,125
       91,872      Freeport-McMoRan Copper & Gold, Inc., Class A .............................................        2,583,900
      620,000      Hartebeestfontein Gold Mining Co., Ltd., ADR ..............................................        1,268,830
      216,500      Impala Platinum Holdings, Ltd., ADR .......................................................        2,163,376
      221,523      Rustenburg Platinum Holdings, Ltd., ADR ...................................................        3,030,346
       19,000      St. Helena Gold Mines, Ltd., ADR ..........................................................          109,250
      256,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR ............................................        1,584,000
      102,500      Western Deep Levels, Ltd., ADR ............................................................        3,075,000
                                                                                                                   ------------
                                                                                                                     18,982,809
                                                                                                                   ------------
                   Miscellaneous  0.1%
       27,142      Millennium Chemicals, Inc. ................................................................          481,770
       15,600    a Echelon International Corp., Inc. .........................................................          243,750
                                                                                                                   ------------
                                                                                                                        725,520
                                                                                                                   ------------
                   Pharmaceuticals  1.6%
      100,000      American Home Products Corp. ..............................................................        5,862,500
       45,000      Bristol-Myers Squibb Co. ..................................................................        4,893,750
      100,000      Merck & Co., Inc. .........................................................................        7,925,000
       85,000      Pharmacia & Upjohn, Inc. ..................................................................        3,368,125
                                                                                                                   ------------
                                                                                                                     22,049,375
                                                                                                                   ------------
                   Real Estate Investment Trust  2.9%
      150,000      Equity Residential Properties Trust, Inc. .................................................        6,187,500
      275,000      FelCor Suite Hotels, Inc. .................................................................        9,728,125
      150,000      Gables Residential Trust ..................................................................        4,350,000
      145,000      Meditrust Corp. ...........................................................................        5,800,000

                   Real Estate Investment Trust (cont.)
      102,900      Simon DeBartolo Group, Inc. ...............................................................      $ 3,189,900
      360,400     j Tanger Factory Outlet Centers, Inc. .......................................................        9,775,850
                                                                                                                   ------------
                                                                                                                     39,031,375
                                                                                                                   ------------
                   Telecommunications  0.9%
      360,000      US West Communications Group ..............................................................       11,610,000
                                                                                                                   ------------
                   Utilities  20.6%
      390,000      American Electric Power Co., Inc. .........................................................       16,038,750
      650,000      Central & South West Corp. ................................................................       16,656,250
      511,000      CINergy Corp. .............................................................................       17,054,625
      500,000      Delmarva Power & Light Co. ................................................................       10,187,500
      340,000      Dominion Resources, Inc. ..................................................................       13,090,000
      610,000      Edison International ......................................................................       12,123,750
      505,000      Enova Corp. ...............................................................................       11,488,750
      460,000      Entergy Corp. .............................................................................       12,765,000
      365,000      Florida Progress Corp. ....................................................................       11,771,250
      240,000      FPL Group, Inc. ...........................................................................       11,040,000
      320,000      General Public Utilities Corp. ............................................................       10,760,000
      142,000      Hawaiian Electric Industries, Inc. ........................................................        5,129,750
      300,000      Houston Industries, Inc. ..................................................................        6,787,500
      400,000      Long Island Lighting Co. ..................................................................        8,850,000
      175,000      Nevada Power Co. ..........................................................................        3,587,500
      330,000      New England Electric System ...............................................................       11,508,750
      300,000      New York State Electric & Gas Corp. .......................................................        6,487,500
      385,000      Ohio Edison Co. ...........................................................................        8,758,750
      610,000      Pacific Gas & Electric Co. ................................................................       12,810,000
      120,000      PacifiCorp. ...............................................................................        2,460,000
      305,000      PECO Energy Co. ...........................................................................        7,701,250
      210,000      Potomac Electric Power Co. ................................................................        5,407,500
      385,000      Public Service Enterprise Group, Inc. .....................................................       10,491,250
      135,000      SCANA Corp. ...............................................................................        3,611,250
      460,000      Southern Co. ..............................................................................       10,407,500
      400,000      Southwestern Public Services Co. ..........................................................       14,150,000
      320,000      Texas Utilities Co. .......................................................................       13,040,000
      150,000      Western Resources, Inc. ...................................................................        4,631,250
                                                                                                                   ------------
                                                                                                                    278,795,625
                                                                                                                   ------------
                         Total Common Stocks (Cost $392,582,748)..............................................      434,949,628
                                                                                                                   ------------
                   Preferred Stocks  0.5%
                   Automotive
       16,726      Harvard Industries, Inc., 14.25% pfd., PIK ................................................          266,571
                                                                                                                   ------------
                   Cable Systems  0.4%
       33,036      Cablevision Systems Corp., 11.125% pfd., PIK, Series L ....................................        2,981,488
        2,579      Time Warner, Inc., 10.25% pfd., Series K ..................................................        2,811,597
                                                                                                                   ------------
                                                                                                                      5,793,085
                                                                                                                   ------------
                   Consumer Products  0.1%
       11,000      Pantry Pride, Inc., $14.875 pfd., Series B ................................................        1,105,500
                                                                                                                   ------------
                         Total Preferred Stocks (Cost $7,296,709) ............................................        7,165,156
                                                                                                                   ------------

                   Convertible Preferred Stocks  8.4%.........................................................
                   Apparel/Textile  0.1%
       44,000      Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ........................................      $ 1,710,500
                                                                                                                   ------------
                   Cable Systems  0.4%
      265,000      Cablevision Systems Corp., 8.50% cvt. pfd., Series I ......................................        5,432,500
                                                                                                                   ------------
                   Consumer Products  0.2%
      300,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ...................................        2,025,000
                                                                                                                   ------------
                   Energy  3.2%
       65,000      Devon Financing Trust, $3.25 cvt. pfd. ....................................................        4,273,750
      250,000      Enron Corp., 6.25%, cvt. pfd. .............................................................        6,000,000
      235,000    b McDermott International, Inc., $2.875 cvt. pfd., Series C .................................        8,959,375
       31,900      Nuevo Financing, Inc., 5.75% cvt. pfd., Series A ..........................................        1,710,638
       75,000    b Occidental Petroleum Corp., $3.875 cvt. pfd. ..............................................        4,293,750
      170,000    b Parker & Parsley Capital, 6.25% cvt. pfd. .................................................       11,262,500
       39,525      Patina Oil & Gas Corp., 7.125% cvt. pfd. ..................................................        1,175,869
      300,000      Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. ..........................................        3,675,000
      100,000      Snyder Oil Corp., $1.50 cvt. exch. pfd. ...................................................        2,425,000
                                                                                                                   ------------
                                                                                                                     43,775,882
                                                                                                                   ------------
                   Metals  2.5%
      150,000      Amax Gold, Inc., $3.75 cvt. pfd., Series B ................................................        7,893,750
       65,000      Armco, Inc., $3.625 cum. cvt. pfd., Series A ..............................................        2,811,250
       65,000      Battle Mountain Gold Co., $3.25 cvt. pfd. .................................................        3,250,000
      185,000      Coeur D' Alene Mines Corp, 7.00% cvt. pfd. ................................................        3,237,500
       55,000      Cyprus Minerals, $4.00 cvt. pfd., Series A ................................................        2,963,125
      108,800      Freeport-McMoRan Copper & Gold, Inc., $1.25 cum. cvt. pfd. ................................        3,481,600
      60,000b      Freeport-McMoRan, Inc., 4.375% cvt. exch. pfd. ............................................        3,510,000
       70,000      Hecla Mining Co., $3.50 cvt. pfd., Series B ...............................................        3,080,000
      65,500b      Titanium Metals, 6.625% cvt. pfd. .........................................................        3,586,125
                                                                                                                   ------------
                                                                                                                     33,813,350
                                                                                                                   ------------
                   Real Estate Investment Trust  1.6%
      100,000     bHost Marriott Financial Trust, 6.75% cvt. pfd. ............................................        5,350,000
      135,000      Security Capital Industrial, 7.00%, cvt. pfd. .............................................        3,678,750
      400,000      Security Capital Pacific Trust, 1.75% cvt. pfd., Series A .................................       12,250,000
                                                                                                                   ------------
                                                                                                                     21,278,750
                                                                                                                   ------------
                   Telecommunications  0.4%
      145,000      Nortel Inversora, SA, 10.00% cvt. pfd. (Argentina) ........................................        5,945,000
                                                                                                                   ------------
                         Total Convertible Preferred Stocks (Cost $110,532,379) ..............................      113,980,982
                                                                                                                   ------------
                   Miscellaneous
       30,814    a Miscellaneous Securities (Cost $10,477) ...................................................           23,111
                                                                                                                   ------------
                         Total Common Stocks, Preferred Stocks, Convertible Preferred Stocks,and
                    Miscellaneous Securities (Cost $510,422,313) .............................................      556,118,877
                                                                                                                   ------------
     Face
    Amount
                   Corporate Bonds  26.7%
                   Apparel/Textiles  1.9%
$  10,000,000      Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ......................       10,050,000
      175,000   a,lForstmann Textile, Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ........................           88,375
    8,300,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ......................................        8,383,000
    1,000,000      Polysindo International Finance Corp., secured notes, 11.375%, 06/15/06 ...................        1,078,750

                   Apparel/Textiles (cont.)
     500,000      bThe William Carter Co., senior sub. notes, 10.375%, 12/01/06 ..............................        $ 517,500
    5,000,00      1WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/06 ...............................        5,175,000
                                                                                                                   ------------
                                                                                                                     25,292,625
                                                                                                                   ------------
                   Automotive  0.7%
    4,000,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ............................        4,375,000
      400,000      Exide Corp., senior notes, 10.75%, 12/15/02 ...............................................          420,000
    5,000,000      Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 .................................        4,212,500
                                                                                                                   ------------
                                                                                                                      9,007,500
                                                                                                                   ------------
                   Building Products  0.7%
    9,250,000      Inter-City Products Corp., senior notes, 9.75%, 03/01/00 ..................................        9,481,250
                                                                                                                   ------------
                   Cable Systems  1.9%
      150,000      Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ..............................          158,606
    4,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .............................        3,920,000
    8,000,000      Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ...............................        9,187,664
    7,300,000      Helicon Group L.P. Corp., S.F., senior secured notes, Series B, 11.00%, 11/01/03 ..........        7,482,500
    5,000,000      Storer Communiciations, Inc., sub. deb., 10.00%, 05/15/03 .................................        5,087,500
                                                                                                                   ------------
                                                                                                                     25,836,270
                                                                                                                   ------------
                   Chemicals  1.3%
    8,000,000      Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02 ....................        8,460,000
    3,250,000      IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ......................        3,569,481
      725,000      Uniroyal Chemical Co. Investors, senior notes, 10.50%, 05/01/02 ...........................          779,375
    4,150,000      Uniroyal Chemical Co. Investors, senior notes, 11.00%, 05/01/03 ...........................        4,419,750
                                                                                                                   ------------
                                                                                                                     17,228,606
                                                                                                                   ------------
                   Computer/Technology  0.3%
    3,534,737      Anacomp, Inc., senior sub. notes, PIK, 13.00%, 06/04/02 ...................................        3,640,779
                                                                                                                   ------------
                   Consumer Products  2.5%
      500,000     bE&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ..................................          525,000
    7,750,000      Hines Horticulture, senior sub. notes, 11.75%, 10/15/05 ...................................        8,292,500
    5,050,000      Mafco, Inc., senior sub. notes, 11.875%, 11/15/02 .........................................        5,353,000
    8,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .........................        8,020,000
    5,000,000      Revlon Consumer Product Corp., senior sub. notes, Series B, 10.50%, 02/15/03 ..............        5,262,500
    5,000,000      RJR Nabisco, Inc., notes, 9.25%, 08/15/13 .................................................        5,068,750
    1,150,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ...........................................        1,170,125
                                                                                                                   ------------
                                                                                                                     33,691,875
                                                                                                                   ------------
                   Containers and Packaging  0.4%
    2,450,000      Calmar, Inc., senior sub. notes, Series B, 11.50%, 08/15/05 ...............................        2,541,875
    2,000,000      Packaging Resources, Inc., senior notes, 11.625%, 05/01/03 ................................        2,110,000
    1,000,000     bPrintpack, Inc., senior sub. notes, 10.625%, 08/15/06 .....................................        1,040,000
      300,000     bU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06 ......................................          315,000
                                                                                                                   ------------
                                                                                                                      6,006,875
                                                                                                                   ------------
                   Energy  1.3%
    3,250,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ...........................................        3,534,375
    9,835,000      Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ..............................       10,744,738
    1,000,000      Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 ...............................        1,080,000
    1,000,000      Mesa Operating Co., guaranteed, 10.625%, 07/01/06 .........................................        1,087,500
    1,000,000      Plains Resources, Inc., senior sub. notes, 10.25%, 03/15/06 ...............................        1,075,000
                                                                                                                   ------------
                                                                                                                     17,521,613
                                                                                                                   ------------
                   Entertainment  0.1%
$     650,000      AMF Group, Inc., Series B, 10.875%, 03/15/06 ..............................................        $ 689,000
                                                                                                                   ------------
                   Financial Services
      500,000      First Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03 .............................          542,500
                                                                                                                   ------------
                   Food & Beverages  2.2%
    5,000,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ............................        5,200,000
    3,781,280n     Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 ........................................        3,781,280
    3,000,000      Doane Products Co., senior notes, 10.625%, 03/01/06 .......................................        3,180,000
    1,010,000      Dr Pepper Bottling Co. of Texas, senior sub. notes, 10.25%, 02/15/00 ......................        1,052,925
    3,100,000b     International Home Foods Corp., senior sub. notes, 10.375%, 11/01/06 ......................        3,231,750
    6,350,000      PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ................................        6,588,125
    4,000,000      Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ......................        3,060,000
    4,000,000      Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .................        3,760,000
                                                                                                                   ------------
                                                                                                                     29,854,080
                                                                                                                   ------------
                   Food Chains  2.9%
    1,000,000      Americold Corp., senior sub. notes, 12.875%, 05/01/08 .....................................        1,025,000
    9,000,000      Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 ............................        9,517,500
    6,000,000      Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ........................................        6,390,000
    7,000,000      Grand Union Capital Corp., senior sub. notes, 12.00%, 09/01/04 ............................        7,455,000
   10,000,000      Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ...................................       10,575,000
    4,000,000      Smith's Food & Drug, senior sub. notes, 11.25%, 05/15/07 ..................................        4,440,000
                                                                                                                   ------------
                                                                                                                     39,402,500
                                                                                                                   ------------
                   Gaming & Leisure  1.5%
    9,000,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ..........................................        8,730,000
      500,000b     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 08/15/06 .............................          530,000
    2,200,000      Harveys Casinos Resorts, senior sub. notes, 10.625%, 06/01/06 .............................        2,321,000
    8,000,000      Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ............................        8,440,000
                                                                                                                   ------------
                                                                                                                     20,021,000
                                                                                                                   ------------
                   Health Care Services  0.6%
    3,000,000      Dade International, Inc., senior sub. notes, 11.125%, 05/01/06 ............................        3,240,000
    1,500,000      OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ..............................        1,601,250
    4,000,000      Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625% thereafter, 12/15/03         3,860,000
                                                                                                                   ------------
                                                                                                                      8,701,250
                                                                                                                   ------------
                   Industrial Products  2.0%
    8,650,000      Easco Corp., senior notes, Series B, 10.00%, 03/15/01 .....................................        8,779,750
    2,000,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 .........................................        2,025,000
   10,000,000      RBX Corp., senior sub. notes, 11.25%, 10/15/05 ............................................        8,175,000
    5,030,000      RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ...................................        5,030,000
    2,696,000      Thermadyne Industries, Inc., notes, 10.75%, 11/01/03 ......................................        2,756,660
      246,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ...............................          252,150
                                                                                                                   ------------
                                                                                                                     27,018,560
                                                                                                                   ------------
                   Media & Broadcasting  0.2%
    2,000,000      Benedek Broadcasting, senior notes, 11.875%, 03/01/05 .....................................        2,185,000
                                                                                                                   ------------
                   Metals  1.0%
    1,000,000      Armco Steel, Inc., senior notes, 11.375%, 10/15/99 ........................................        1,052,500
    6,020,000      Jorgensen, Earle M. Co., senior notes, 10.75%, 03/01/00 ...................................        6,170,500

                   Metals (cont.)
$   6,000,000      Republic Engineered Steel, first mortgage, 9.875%, 12/15/01 ...............................      $ 5,655,000
      815,000      UCAR Global Enterprises, Inc., senior sub. notes, Series B, 12.00%, 01/15/05 ..............          942,344
                                                                                                                   ------------
                                                                                                                     13,820,344
                                                                                                                   ------------
                   Paper & Forest Products  1.0%
      600,000      Four M Corp., senior notes, 12.00%, 06/01/06 ..............................................          630,000
    7,000,000      Rapp International Finance Co., secured notes, 13.25%, 12/15/05 ...........................        7,735,000
    5,000,000      Riverwood International, senior sub. notes, 10.875%, 04/01/08 .............................        4,650,000
                                                                                                                   ------------
                                                                                                                     13,015,000
                                                                                                                   ------------
                   Publishing  0.1%
    1,600,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ....................................        1,700,000
                                                                                                                   ------------
                   Restaurants  0.3%
   10,000,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ..................................        4,050,000
                                                                                                                   ------------
                   Retail  0.7%
    9,940,000      Levitz Furniture Corp., senior notes, 13.375%, 10/15/98 ...................................        9,542,400
                                                                                                                   ------------
                   Telecommunications  0.4%
    5,000,000      CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ......................................        5,325,000
                                                                                                                   ------------
                   Utilities  2.7%
  195,782,500c     ESCOM, E168, utility deb., 11.00%, 06/01/08, (South Africa)................................       30,628,024
     3,879,091     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 .................        4,150,627
    2,000,000      Texas New Mexico Power, secured deb., 10.75%, 09/15/03 ....................................        2,134,996
                                                                                                                   ------------
                                                                                                                     36,913,647
                                                                                                                   ------------
                         Total Corporate Bonds (Cost $358,395,796)............................................      360,487,674
                                                                                                                   ------------
                   Convertible Corporate Bonds  4.9%
                   Automotive  0.2%
    4,000,000b     Exide Corp., cvt. senior sub. notes, 2.90%, 12/15/05 ......................................        2,410,000
                                                                                                                   ------------
                   Biotechnology  0.1%
    2,000,000      Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01 ................................        1,970,000
                                                                                                                   ------------
                   Computer/Technology  0.7%
    3,200,000b     Altera Corp., cvt. sub. notes, 5.75%, 06/15/02 ............................................        4,964,000
    2,815,000      Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 .............................................        1,928,275
    3,000,000b     Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ............................................        3,015,000
                                                                                                                   ------------
                                                                                                                      9,907,275
                                                                                                                   ------------
                   Energy  1.4%
    9,000,000      Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 ..........................................        8,730,000
    7,500,000      Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 ........................................        7,546,875
    3,000,000      Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ........................................        3,292,500
                                                                                                                   ------------
                                                                                                                     19,569,375
                                                                                                                   ------------
                   Health Care Services  0.3%
    3,000,000      Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 ...........................................        3,075,000
    1,000,000b     Medical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 .........................        1,045,000
                                                                                                                   ------------
                                                                                                                      4,120,000
                                                                                                                   ------------
                   Industrial Products  0.6%
    8,000,000      Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 .........................................        8,040,000
                                                                                                                   ------------
                   Metals  1.3%
    5,000,000      Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ........................................        4,350,000
      100,000      Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 .........................           91,000
                   Metals (cont.)
$   6,000,000      Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ...............................      $ 5,610,000
    1,800,000      FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 01/16/05 ..............................        1,728,000
    5,850,000b     Homestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 .....................................        5,645,250
                                                                                                                   ------------
                                                                                                                     17,424,250
                                                                                                                   ------------
                   Pollution Control  0.2%
    3,610,000      Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 .............................        3,140,700
                                                                                                                   ------------
                   Retail  0.1%
    1,180,000      Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ......................................          952,850
                                                                                                                   ------------
                         Total Convertible Corporate Bonds (Cost $63,974,931).................................       67,534,450
                                                                                                                   ------------
                   Zero Coupon/Step-up Bonds  3.1%
    3,000,000      AMF Group, Inc., senior disc. notes, Series B, zero coupon to 03/15/01, (original accretion rate
                    12.25%), 12.25%, 03/15/06 ................................................................        1,980,000
   10,000,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion rate 11.50%), 11.50%
                    thereafter, 03/01/05 .....................................................................        7,325,000
    2,600,000      Dr Pepper Bottling Holdings Co., S.F., senior sub. disc. notes, zero coupon to 02/15/98, (original
                    accretion rate 11.625%), 11.625% thereafter, 02/15/03 ....................................        2,444,000
    1,000,000      Exide Corp., senior sub. notes, zero coupon to 12/15/97, (original accretion rate 12.25%), 12.25%
                    thereafter, 12/15/04 .....................................................................          915,000
   10,000,000      Food 4 Less, Inc., zero coupon to 06/15/00, (original accretion rate 13.625%), 13.625% thereafter,
                    07/15/05 .................................................................................        6,300,000
    1,300,000      L.F.C. Holding Corp., senior deb., zero coupon to 06/15/97, (original accretion rate 15.00%),
                    15.00% thereafter, 06/15/02 ..............................................................          845,000
   14,000,000      Marcus Cable Holding Co., senior disc. notes, zero coupon to 06/15/00, (original accretion rate
                    14.25%), 14.25% thereafter, 12/15/05 .....................................................       10,115,000
    1,300,000      Mesa Operating Co., company guaranteed, zero coupon to 07/01/01, (original accretion rate
                    11.625%), 11.625% thereafter, 07/01/06 ...................................................          903,500
    8,000,000      Revlon Worldwide Corp., senior secured disc. notes, Series B, (original accretion rate 12.00%),
                    0.00%, 03/15/98 ..........................................................................        6,980,000
    6,250,000      Specialty Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/13/99, (original
                    accretion rate 13.00%), 13.00% thereafter, 08/15/05 ......................................        2,218,750
    1,500,000      Uniroyal Chemical Co. Investors, senior notes, zero coupon to 05/01/98, (original accretion rate
                    12.00%), 12.00% thereafter, 05/01/05......................................................        1,305,000
                                                                                                                   ------------
                         Total Zero Coupon/Step-up Bonds (Cost $40,850,428)...................................       41,331,250
                                                                                                                   ------------
                   U.S. Government Securities  7.1%
   75,000,000      U.S. Treasury Bonds, 6.25% - 7.125%, 02/15/23 - 08/15/23 ..................................       71,375,069
   24,390,000      U.S. Treasury Notes, 6.00% - 6.875%, 04/30/97 - 08/15/02 ..................................       24,480,479
                                                                                                                   ------------
                         Total U.S. Government Securities (Cost $96,265,219)..................................       95,855,548
                                                                                                                   ------------
                   Foreign Government & Agency Securities  11.2%
   14,000,000c     Canadian Government, first coupon deb., 8.00%, 06/01/23 ...................................       11,367,237
  110,000,000      Republic of Argentina, Series L, 5.25%, 03/31/23 ..........................................       70,125,000
   22,067,500      Republic of Brazil, 6.6875%, 01/01/01 .....................................................       21,405,475
   39,000,000      Republic of Brazil, 5.00%, 04/15/24 .......................................................       24,570,000
   25,000,000c     Republic of South Africa, 12.00%, 02/28/05 ................................................        4,368,920
   26,000,000      United Mexican States, Series B, 6.25%, 12/31/19 ..........................................       19,077,500
                                                                                                                   ------------
                         Total Foreign Government & Agency Securities (Cost $124,799,698).....................      150,914,132
                                                                                                                   ------------
                         Total Long Term Investments (Cost $1,194,708,385)....................................    1,272,241,931
                                                                                                                   ------------

               h,i Receivables from Repurchase Agreements  4.7%...............................................
$  61,763,747      Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $62,853,192) (Cost $62,830,189)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value  $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                    Bear, Stearns & Co., Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                    CIBC Wood Gundy Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                    Daiwa Securities America, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                    SBC Warburg, Inc., (Maturity Value $7,717,272)
                    Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                    The Nikko Securities Co. International, Inc., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                    UBS Securities L.L.C., (Maturity Value $7,876,560)
                    Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ......................     $ 62,830,189
                                                                                                                   ------------
                             Total Investments (Cost  $1,257,538,574)  98.8% .................................    1,335,072,120
                             Other Assets and Liabilities  1.2%...............................................       15,587,300
                                                                                                                   ------------
                             Net Assets  100.0%...............................................................   $1,350,659,420
                                                                                                                   ============

                   At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                    $1,257,538,574 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which
                    there was an excess of value over tax cost ...............................................    $ 128,810,299
                     Aggregate gross unrealized depreciation for all investments in which
                    there was an excess of tax cost over value................................................      (51,276,753)
                                                                                                                   ------------
                     Net unrealized appreciation..............................................................     $ 77,533,546
                                                                                                                   ============

PORTFOLIO ABBRIVIATIONS:
L.L.C. - Limited Liability Corp.
L.P. - Limited Partnership
PIK  - Payment-In-Kind
S.F. - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount is stated in foreign currency and value is stated in U.S. dollars. dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
jSee Note 8 regarding holdings of 5% or more of voting securities.
lSee Note 7 regarding defaulted securities.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*      Warrants     Templeton International Equity Fund                                                       (Note 1)
                           Common Stocks, Rights & Warrants  85.6%

                           Argentina  1.8%
    AR          647,568a   Ciadea, SA ........................................................................      $ 3,076,504
    US          221,700    Transportadora de Gas del Sur, SA, Class B, ADR ...................................        2,715,825
    AR           56,000    YPF Sociedad Anonima ..............................................................        1,414,255
    US          495,000    YPF Sociedad Anonima, ADR .........................................................       12,498,750
                                                                                                                   ------------
                                                                                                                     19,705,334
                                                                                                                   ------------
                           Australia  4.4%
    AU        1,400,341    Email, Ltd. .......................................................................        4,530,155
    AU        1,549,241    GIO Austrailia Holdings, Ltd. .....................................................        3,965,151
    AU        1,003,000    National Foods, Ltd. ..............................................................        1,275,574
    AU        6,527,766    Pacific Dunlop, Ltd. ..............................................................       16,603,490
    AU        7,462,117    Pioneer International, Ltd. .......................................................       22,242,221
                                                                                                                   ------------
                                                                                                                     48,616,591
                                                                                                                   ------------
                           Austria  0.6%
    AT           33,000    Boehler Uddeholm, AG ..............................................................        2,361,387
    US           27,055b   Boehler Uddeholm, AG ..............................................................        1,935,979
    AT           39,400a   Mayr-Melnhof Karton, AG ...........................................................        1,928,073
                                                                                                                   ------------
                                                                                                                      6,225,439
                                                                                                                   ------------
                           Belgium  0.5%
    BE            9,054    Solvay, SA ........................................................................        5,543,265
                                                                                                                   ------------
                           Bermuda  2.7%
    US          506,000    ACE, Ltd. .........................................................................       30,423,250
                                                                                                                   ------------
                           Brazil  0.7%
    US          276,365    Companhia Siderurgica Nacional, ADR ...............................................        7,845,989
                                                                                                                   ------------
                           Canada  1.6%
    CA          132,800    Bank of Montreal ..................................................................        4,227,724
    CA          357,000    Hudson Bay Co. ....................................................................        5,969,333
    CA          254,000    London Insurance Group, Inc. ......................................................        3,375,415
    CA          447,000    National Bank of Canada ...........................................................        4,520,426
                                                                                                                   ------------
                                                                                                                     18,092,898
                                                                                                                   ------------
                           China  0.8%
    HK        6,960,000    Maanshan Iron & Steel Co., Ltd., Class H ..........................................        1,493,775
    US          338,300    Shandong Huaneng Power, ADR .......................................................        3,298,425
    HK        8,400,000    Shanghai Hai Xing Shipping Co., Class H ...........................................          977,439
    HK       14,790,200    Yizheng Chemical Fibre Co. Ltd., Class H ..........................................        3,595,006
                                                                                                                   ------------
                                                                                                                      9,364,645
                                                                                                                   ------------
                           Czech Republic  0.3%
    US          120,000b   Komercni Banka, AS, GDR ...........................................................        3,290,400
                                                                                                                   ------------
                           Ecuador  0.2%
    US              400    La Cemento Nacional CA, GDR .......................................................           91,600
    US            6,840b   La Cemento Nacional CA, GDR .......................................................        1,566,360
                                                                                                                   ------------
                                                                                                                      1,657,960
                                                                                                                   ------------
                           Finland  3.7%
    FI          111,562    American Group, Ltd., Class A .....................................................        2,303,998
    FI        1,754,300a   Enso Oy, Class R ..................................................................       14,225,085
    FI        1,890,000a   Merita, Ltd., Class A .............................................................        5,875,435

                           Finland (cont.)
    FI          270,000    Nokia, AB, Class A ................................................................     $ 15,671,739
    FI          171,000    Outokumpu Oy, Class A .............................................................        2,918,152
                                                                                                                   ------------
                                                                                                                     40,994,409
                                                                                                                   ------------
                           France  4.8%
    FR           27,323    Alcatel Alsthom, SA ...............................................................        2,196,379
    FR           13,292    Cie de Saint Gobain ...............................................................        1,881,645
    FR           55,849    Marine Wendel .....................................................................        5,127,121
    FR          366,481    Pechiney, SA, Class A .............................................................       15,366,050
    FR          468,980    Regie Nationale des Usines Renault, SA ............................................       10,085,105
    FR          148,024    Societe Elf Aquitane, SA ..........................................................       13,483,459
    FR           62,039    Total, SA, Class B ................................................................        5,049,269
                                                                                                                   ------------
                                                                                                                     53,189,028
                                                                                                                   ------------
                           Germany  1.7%
    DD          407,000    Deutsche Bank, AG .................................................................       19,020,669
                                                                                                                   ------------
                           Greece  0.5%
    US           32,410    Alpha Credit Bank .................................................................        2,062,490
    GR           69,970    Ergo Bank, SA .....................................................................        3,546,572
                                                                                                                   ------------
                                                                                                                      5,609,062
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        7,134,100    C.P. Pokphand Co., Ltd. ...........................................................        2,790,181
    HK          623,000    Cheung Kong Holdings, Ltd. ........................................................        5,537,688
    HK        2,389,100    Consolidated Electric Power Asia, Ltd. ............................................        5,606,331
    HK        9,576,543    Dairy Farm International Holdings, Ltd. ...........................................        7,709,117
    HK       10,109,207    Great Wall Electronic International, Ltd. .........................................        1,254,747
    HK          779,000    Hang Lung Development Co., Ltd. ...................................................        1,712,199
    HK        1,257,708    Jardine Matheson Holdings, Ltd. ...................................................        8,300,873
    HK        2,864,250    Jardine Strategic Holdings, Ltd. ..................................................       10,397,228
    HK          318,250a   Jardine Strategic Holdings, Ltd., warrants ........................................          127,300
    HK          873,700    Melco International Development, Ltd. .............................................          304,996
    HK          121,900a   Oriental Press Group, Ltd., warrants ..............................................            8,668
    HK        7,155,000    Peregrine Investments Holdings, Ltd. ..............................................       12,257,256
    HK          715,500a   Peregrine Investments Holdings, Ltd., warrants ....................................          228,956
    HK       17,474,000    Shun Tak Holdings .................................................................       11,635,025
    HK        3,172,400    Sing Tao Holdings, Ltd. ...........................................................        1,384,298
    HK        3,287,600    Swire Pacific, Ltd., Class B ......................................................        4,973,162
    HK        1,974,000    Yue Yuen Industrial Holdings, Ltd. ................................................          752,899
                                                                                                                   ------------
                                                                                                                     74,980,924
                                                                                                                   ------------
                           India
    US          109,700b   Gujarat Narmada Valley Fertilizers Co., Ltd., GDR .................................          301,675
                                                                                                                   ------------
                           Indonesia  0.4%
    ID          167,500    PT Barito Pacific Timber, fgn. ....................................................          102,826
    ID        5,118,053    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................        3,737,782
    ID          503,250a   PT Indah Kiat Pulp & Paper Corp., warrants ........................................          154,469
                                                                                                                   ------------
                                                                                                                      3,995,077
                                                                                                                   ------------
                           Italy  2.1%
    IT          148,000    Banco di Sardegna, SPA, di Risp ...................................................        1,249,604
    IT          696,200    Cartiere Burgo, SPA ...............................................................        3,214,644
    IT        1,555,000    Fiat, SPA .........................................................................        4,688,592
                           Italy (cont.)
    IT          904,000    Sasib, SpA, di Risp ...............................................................      $ 1,688,142
    IT        1,833,800    Sirti, SpA ........................................................................       11,271,338
    IT          468,000    Unione Cementi Marchino Emiliane (Unicem), di Risp ................................        1,205,193
                                                                                                                   ------------
                                                                                                                     23,317,513
                                                                                                                   ------------
                           Luxembourg  0.1%
    LU           10,650    Arbed, SA .........................................................................        1,158,065
                                                                                                                   ------------
                           Mexico  1.2%
    MX          559,000a   Grupo Mexico, SA de CV, Class B ...................................................        1,739,774
    US          275,600    Telefonos de Mexico, SA, ADR ......................................................        9,094,800
    MX        1,274,640    Vitro, SA .........................................................................        2,315,466
                                                                                                                   ------------
                                                                                                                     13,150,040
                                                                                                                   ------------
                           Netherlands  7.9%
    NL           49,467    ABN AMRO, NV ......................................................................        3,220,441
    NL           32,300    Akzo Nobel, NV ....................................................................        4,415,175
    NL           85,700    DSM, NV ...........................................................................        8,458,315
    NL          688,885    Ing Groep, NV .....................................................................       24,818,214
    NL          240,308    Internatio-Mueller, NV ............................................................        6,040,757
    NL          147,900    Koninklijke Bijenkorf Beheer, NV (KBB) ............................................       10,665,248
    NL          504,000    NV Holdingsmij de Telegraaf .......................................................       10,625,891
    NL          476,307    Philips Electronics, NV ...........................................................       19,311,607
                                                                                                                   ------------
                                                                                                                     87,555,648
                                                                                                                   ------------
                           New Zealand 1.8%
    NZ        1,659,000    Carter Holt Harvey, Ltd. ..........................................................        3,764,777
    NZ        1,321,124    Fisher & Paykel, Ltd. .............................................................        5,183,516
    NZ        6,020,000    Fletcher Challenge, Ltd., Forestry Division .......................................       10,086,318
    US           47,765a   Tranz Rail Holdings, Ltd., ADR ....................................................          844,843
                                                                                                                   ------------
                                                                                                                     19,879,454
                                                                                                                   ------------
                           Norway  3.3%
    NO           13,200    Elkem, AS .........................................................................          217,310
    NO          143,000    Fokus Bank, AS ....................................................................          982,032
    NO          176,200    Fokus Bank, AS ....................................................................        1,210,028
    NO          705,960    Hafslund, ASA, Class B ............................................................        4,837,010
    NO          134,000    Helikopter Services Group, ASA ....................................................        1,743,807
    NO          141,000a   Nycomed, ASA, Class A .............................................................        2,155,456
    NO        1,005,660a   Nycomed, ASA, Class B .............................................................       15,452,286
    NO          199,000    Union Bank of Norway, Primary Capital Certificate .................................        6,224,600
    NO          295,000    Unitor, AS ........................................................................        3,792,725
                                                                                                                   ------------
                                                                                                                     36,615,254
                                                                                                                   ------------
                           Peru  0.8%
    PE        2,445,602    Telefonica del Peru, SA, Class B ..................................................        4,551,264
    US          251,900    Telefonica del Peru, SA, Class B, ADR .............................................        4,754,613
                                                                                                                   ------------
                                                                                                                      9,305,877
                                                                                                                   ------------
                           Portugal  0.6%
    PT          122,351a   BPI Socieda de Gestora de Participacoes Socias ....................................        1,444,065
    PT          321,978    BPI Socieda de Gestora de Participacoes Socias, SA ................................        4,007,853
    US          239,400b   Portucel Industrial Empresa Product de Celulose, ADR ..............................        1,389,616
                                                                                                                   ------------
                                                                                                                      6,841,534
                                                                                                                   ------------
                           South Africa  0.9%
    ZA          288,500    Rustenburg Platinum Holdings, Ltd. ................................................      $ 3,946,564
    ZA          710,000    Sappi, Ltd. .......................................................................        6,373,838
                                                                                                                   ------------
                                                                                                                     10,320,402
                                                                                                                   ------------
                           South Korea 1.0%
    KR           15,604a   Byucksan Corp., rights ............................................................            7,387
    KR           44,500    Byucksan Development Co., Ltd. ....................................................          537,160
    KR          109,900    Daegu Bank Co., Ltd. ..............................................................        1,312,284
    KR           30,600    Daehan Synthetic Fiber Co., Ltd. ..................................................        2,661,657
    KR           19,110    Keumkang Co., Ltd. ................................................................          870,692
    KR           39,000    Korea Chemical Co., Ltd ...........................................................        2,532,738
    KR          155,990    Pacific Chemical Co., Ltd. ........................................................        3,082,879
    KR            7,870    Pohang Iron & Steel Co., Ltd. .....................................................          488,371
                                                                                                                   ------------
                                                                                                                     11,493,168
                                                                                                                   ------------
                           Spain  6.6%
    ES          132,300    Banco Bilbao Vizcaya ..............................................................        7,143,640
    ES           15,600    Banco Popular Espanol, SA .........................................................        3,064,125
    ES          246,970    Compania Sevillana de Electricidad ................................................        2,805,937
    ES          378,000    Dragados y Construcciones, SA .....................................................        5,823,224
    ES          132,425a   Huarte, SA ........................................................................          219,306
    ES        1,677,800    Iberdrola, SA .....................................................................       23,779,334
    ES        1,238,100    Telefonica de Espana, SA ..........................................................       28,753,102
    ES           52,200    Unipapel, SA ......................................................................          969,012
                                                                                                                   ------------
                                                                                                                     72,557,680
                                                                                                                   ------------
                           Sweden  10.4%
    SE           80,600    Asea, AB, Class A .................................................................        9,100,200
    SE          515,500a   Celsius, AB, Class B ..............................................................        8,125,729
    SE          382,000    Electrolux, AB, Class B ...........................................................       22,181,133
    SE          422,100a   Enator, AB, Class B ...............................................................       10,800,304
    SE          158,500    Esselte, AB, Class B ..............................................................        3,509,388
    SE            1,490a   Fastighets, AB Tornet, Class A ....................................................           22,722
    SE           31,180a   Fastighets Naeckebro, AB, Class A .................................................          534,918
    SE          210,000    Marieberg Tidnings, AB, Class A ...................................................        5,142,342
    SE          163,000    Sparbanken Sverige, AB, Class A ...................................................        2,796,396
    US           14,900b   Sparbanken Sverige, AB, Class A ...................................................          255,621
    SE           77,000    Stadshypotek, AB, Class A .........................................................        2,111,337
    US          176,000b   Stadsyhpotek, AS, Class A .........................................................        4,825,913
    SE        1,288,000    Stena Line, AB, Class B, free .....................................................        5,760,244
    SE          804,250    Stora Kopparbergs Bergslags, AB, Class B ..........................................       10,967,287
    SE          311,800    Svenska Handelsbanken, Class A ....................................................        8,961,018
    SE          922,000    Volvo, AB, Class B ................................................................       20,346,635
                                                                                                                   ------------
                                                                                                                    115,441,187
                                                                                                                   ------------
                           Switzerland  5.3%
    FR           51,189a   Adecco, SA ........................................................................       12,962,615
    CH            3,690    Baloise-Holding ...................................................................        7,415,839
    CH           12,800    Bucher Holding, AG ................................................................        8,797,908
    CH            3,570    Kuoni Reisen Holding, AG, Class B .................................................        8,668,285
    CH           10,027a   Novartis, AG ......................................................................       11,483,653
    CH           15,400    SMH, AG ...........................................................................        9,491,969
                                                                                                                   ------------
                                                                                                                     58,820,269
                                                                                                                   ------------
                           Thailand
    TH           17,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................         $ 64,911
                                                                                                                   ------------
                           Turkey  0.2%
    US       13,125,825a   Tofas Turk Otomobil Fabrikasi, AS, GDR ............................................        2,428,278
                                                                                                                   ------------
                           United Kingdom  11.9%
    GB        6,312,400    Albert Fisher Group, Plc. .........................................................        4,541,762
    GB        2,536,000    Anglian Group, Plc. ...............................................................        9,405,626
    GB        1,290,000    British Gas, Plc. .................................................................        4,961,198
    GB        1,446,000    British Telecommunications, Plc. ..................................................        9,772,279
    GB        3,025,900    BTR, Plc. .........................................................................       14,721,547
    GB        7,123,000a   Cordiant, Plc. ....................................................................       12,568,421
    GB        1,181,500    Harrisons & Crosfield, Plc. .......................................................        2,702,063
    GB        2,493,900    Hillsdown Holdings, Plc. ..........................................................        8,544,558
    GB        1,330,900    Kwik Save Group, Plc. .............................................................        7,318,650
    GB          902,000    Lex Service, Plc. .................................................................        4,913,763
    GB        1,890,000    London Pacific Group, Ltd. ........................................................        6,783,071
    GB        1,000,000    McBride, Plc. .....................................................................        2,329,804
    GB        2,687,610    Meggitt, Plc. .....................................................................        4,742,245
    GB          641,668    National Westminster Bank, Plc. ...................................................        7,535,263
    GB          824,500    Railtrack Group, Plc. .............................................................        5,473,220
    GB        6,171,300a   Raine, Plc. .......................................................................        1,374,360
    GB        1,676,312    Safeway, Plc. .....................................................................       11,601,570
    GB          958,900    Thames Water Group, Plc. ..........................................................       10,061,436
    GB        1,306,000    Wace Group, Plc. ..................................................................        2,349,160
                                                                                                                   ------------
                                                                                                                    131,699,996
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $815,060,064)...........................      949,505,891
                                                                                                                   ------------
                           Preferred Stocks  2.0%
                           Australia  1.1%
    AU        2,639,385    News Corp., Ltd. ..................................................................       11,748,316
                                                                                                                   ------------
                           Brazil  0.4%
    US           57,300    Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR ...............................        4,383,450
                                                                                                                   ------------
                           Colombia  0.3%
    US          159,000    Banco Ganadero, SA, ADR, Class C ..................................................        3,418,500
                                                                                                                   ------------
                           Hong Kong  0.2%
    US        1,531,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., pfd. ...............................        1,829,544
                                                                                                                   ------------
                           Netherlands
    NL            6,910    Ballast Nedam NV, certificate, cvt., pfd. .........................................          336,595
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $21,867,007) ...................................       21,716,405
                                                                                                                   ------------
                                 Total Common Stocks & Warrants, and Preferred Stocks
                            (Cost $836,927,071) ..............................................................      971,222,296
                                                                                                                   ------------
                Face
               Amount
                           Convertible Bonds  0.3%
                           Finland  0.3%
    US      $ 3,050,000    American Group, Ltd., 6.25%, cvt., 06/15/03 (Cost $3,007,216) .....................        3,034,750
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $839,934,287) .............................      974,257,046
                                                                                                                   ------------

                       h   Receivables from Repurchase Agreements  11.9%......................................
    US      $47,332,000    Aubrey G. Lanston & Co., 5.75%, 01/02/97, (Maturity Value $49,841,917)
                            Collateral: U.S. Treasury Notes, 8.25%, 07/15/98 .................................     $ 49,826,000
    US       35,210,000    Lehman Securities, Inc., 6.75%, 01/02/97, (Maturity Value $35,269,221)
                            Collateral: U.S. Treasury Notes, 8.50%, 05/15/97 .................................       35,256,000
    US       47,890,000    UBS Securities, Inc., 6.75%, 01/02/97, (Maturity Value $46,381,387)
                            Collateral: U.S. Treasury Notes, 5.125%, 12/31/98 ................................       46,364,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $131,446,000) ............      131,446,000
                                                                                                                   ------------
                                     Total Investments (Cost $971,380,287)  99.8% ............................    1,105,703,046
                                     Other Assets and Liabilities, Net  0.2% .................................        2,396,328
                                                                                                                   ------------
                                     Net Assets  100.0%.......................................................   $1,108,099,374
                                                                                                                   ============

                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $975,370,514 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 203,669,564
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (73,337,032)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................    $ 130,332,532
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
AT - Austria
AU - Australia
BE - Belgium
CA - Canada
CH - Switzerland
DD - Germany
ES - Spain
FI - Finland
FR - France
GB - United Kingdom
GR - Greece
HK - Hong Kong
ID - Indonesia

IT   -  Italy
KR   -  South Korea
LU   -  Luxembourg
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
PE   -  Peru
PT   -  Portugal
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


              Shares/                                                                                                  Value
Country*     Warrants      Templeton Pacific Growth Fund                                                             (Note 1)
                           Common Stocks & Warrants  97.6%

                           Australia  17.3%
    AU        1,000,000    Australia & New Zealand Banking Group Ltd. .........................................     $ 6,303,156
    AU        1,706,264    Australian Gas & Light Co. .........................................................       9,710,556
    AU          680,000    Brambles Industries, Ltd. ..........................................................      13,269,216
    AU        1,981,000    Capral Aluminium, Ltd. .............................................................       6,298,386
    AU        1,080,000    Coles Myer, Ltd., Class A ..........................................................       4,446,705
    AU          875,000    Email, Ltd. ........................................................................       2,830,657
    AU        2,399,145    Gio Austrailia Holdings, Ltd. ......................................................       6,140,408
    AU          919,000    Mayne Nickless, Ltd., Class A ......................................................       6,282,013
    AU        3,547,000    National Foods, Ltd. ...............................................................       4,510,929
    US          118,100b   Qantas Airways, Ltd., ADR ..........................................................       1,933,888
                                                                                                                   ------------
                                                                                                                     61,725,914
                                                                                                                   ------------
                           China  2.4%
    US          181,500a   Guangshen Railway Co., Ltd., ADR ...................................................       3,743,438
    HK        3,216,000    Maanshan Iron & Steel Co. Ltd., Class H ............................................         690,227
    US          225,000    Shandong Huaneng Power .............................................................       2,193,750
    HK       17,658,000    Shanghai Hai Xing Shipping Co., Class H ............................................       2,054,716
                                                                                                                   ------------
                                                                                                                      8,682,131
                                                                                                                   ------------
                           Hong Kong  20.6%
    HK        3,000,000    Cathay Pacific Airways, Ltd. .......................................................       4,732,045
    HK          800,000    Cheung Kong Holdings, Ltd. .........................................................       7,110,996
    HK          931,000    China Light & Power Co., Ltd. ......................................................       4,140,720
    US        4,197,727    Dairy Farm International Holdings, Ltd. ............................................       3,379,170
    HK        5,415,000    Grand Hotel Holdings, Ltd. .........................................................       2,275,357
    HK          169,800a   Hang Lung Development Co., Ltd., warrants ..........................................          50,493
    HK        5,400,399    Hon Kwok Land Investment Co., Ltd. .................................................       2,094,667
    HK          745,000    Hong Kong Ferry Holdings Co., Ltd. .................................................       1,454,457
    HK        2,376,800    Hong Kong Telecommunications, Ltd. .................................................       3,825,866
    HK          216,200    HSBC Holdings, Plc. ................................................................       4,626,168
    HK          496,000    Hualing Holdings, Ltd. .............................................................          55,150
    HK          632,031    Jardine Matheson Holdings, Ltd. ....................................................       4,171,405
    HK          284,600a   Lai Sun Development Co., Ltd., warrants ............................................          36,796
    HK        3,860,000    National Mutual Asia, Ltd. .........................................................       3,668,110
    HK        1,574,667    New World Development Co., Ltd. ....................................................      10,637,579
    HK          105,000a   Peregrine Investments Holdings, Ltd., warrants .....................................          33,599
    HK        3,210,000    Shun Tak Holdings ..................................................................       2,137,372
    HK           57,100    Sing Tao Holdings, Ltd. ............................................................          24,916
    HK        4,888,000    South China Morning Post (Holdings), Ltd. ..........................................       4,044,631
    HK          645,000    Swire Pacific, Ltd., Class A .......................................................       6,150,204
    HK        3,100,000    Wheelock & Co., Ltd. ...............................................................       8,837,675
                                                                                                                   ------------
                                                                                                                     73,487,376
                                                                                                                   ------------
                           India  0.2%
    US          156,100    Great Eastern Shipping Co., Ltd., GDR ..............................................         874,160
                                                                                                                   ------------
                           Indonesia  5.0%
    US          300,000a   Asia Pacific Resources International, Class A ......................................       1,687,500
    ID        1,567,000    PT Bank Bali, fgn. .................................................................       3,914,183
    ID          950,000    PT Barito Pacific Timber, fgn. .....................................................         583,192
    ID        3,657,384    PT Indorama Synthetics, fgn. .......................................................       3,483,960
    US          149,400    PT Indosat, ADR ....................................................................       4,089,825
    ID          129,000    PT Inti Indorayon Utama, fgn. ......................................................          94,210
    ID          771,526    PT Pabrik Kertas Tjiwi Kimia, fgn. .................................................         767,607
                           Indonesia (cont.)
    ID        3,423,000    PT Panasia Indosyntec, fgn. ........................................................       $ 833,287
    ID        2,060,875    PT Panin Bank, fgn. ................................................................       2,355,784
                                                                                                                   ------------
                                                                                                                     17,809,548
                                                                                                                   ------------
                           Japan  17.6%
    JP        1,011,000    Daicel Chemical Industries Ltd. ....................................................       4,740,290
    JP          409,000    Daito Trust Construction Co., Ltd. .................................................       4,555,824
    JP            1,200    East Japan Railway .................................................................       5,398,498
    JP          582,800    Hitachi, Ltd. ......................................................................       5,434,971
    JP          254,000    Hokuetsu Paper Mills, Ltd. .........................................................       1,471,669
    JP          308,000    Matsushita Electric Industrial Co., Ltd. ...........................................       5,026,509
    JP          824,000    Mitsubishi Heavy Industries, Ltd. ..................................................       6,545,894
    JP          250,000    Mitsubishi Oil Co., Ltd. ...........................................................       1,495,985
    JP           10,800    Nintendo Co., Ltd. .................................................................         769,364
    JP              821    Nippon Telegraph & Telephone Corp. .................................................       6,224,316
    JP          700,000    Nisshinbo Industries, Inc...........................................................       5,452,034
    JP          220,000    Nittetsu Mining Co., Ltd. ..........................................................       1,669,804
    JP          550,000    Rengo Co., Ltd. ....................................................................       3,124,946
    JP           50,000    Sony Corp. .........................................................................       3,276,919
    JP           70,000    Tenma Corp. ........................................................................       1,142,388
    JP          371,000    Toda Corp. .........................................................................       2,819,100
    JP          330,000    Wacoal Corp. .......................................................................       3,647,353
                                                                                                                   ------------
                                                                                                                     62,795,864
                                                                                                                   ------------
                           Malaysia  6.9%
    MY          655,000    Commerce Asset-Holding Bhd., fgn. ..................................................       4,927,737
    MY           16,667a   Commerce Asset-Holding Bhd., fgn., warrants ........................................          80,514
    MY        1,415,000    Golden Hope Plantations Bhd., fgn. .................................................       2,409,226
    MY        3,342,667    Malaysian International Shipping Corp., Bhd., fgn. .................................       9,926,748
    MY          193,000    Public Finance Bhd., fgn. ..........................................................         336,250
    MY        1,798,800    Sime Darby Bhd., fgn. ..............................................................       7,086,937
                                                                                                                   ------------
                                                                                                                     24,767,412
                                                                                                                   ------------
                           New Zealand  2.4%
    NZ          894,353    Brierley Investments, Ltd. .........................................................         828,263
    NZ        2,411,800    Carter Holt Harvey, Ltd. ...........................................................       5,473,110
    NZ          192,500    Fletcher Challenge Building, Ltd. ..................................................         591,981
    NZ          192,500    Fletcher Challenge Energy, Ltd. ....................................................         557,959
    NZ          111,031    Fletcher Challenge, Ltd., Forestry Division ........................................         186,029
    NZ          385,000    Fletcher Challenge Paper, Ltd. .....................................................         792,030
                                                                                                                   ------------
                                                                                                                      8,429,372
                                                                                                                   ------------
                           Pakistan  2.8%
    PK        2,618,000    Fauji Fertilizer Co., Ltd. .........................................................       4,409,068
    US           91,000a   Hub Power Co., Ltd., GDR, reg.S ....................................................       1,797,250
    PK        6,300,000a   Pakistan Telecom Corp., PTC ........................................................       3,945,369
                                                                                                                   ------------
                                                                                                                     10,151,687
                                                                                                                   ------------
                           Philippines  3.0%
    PH        7,916,000a   Filinvest Land, Inc. ...............................................................       2,468,106
    PH          700,000a   Philippine National Bank ...........................................................       8,317,491
                                                                                                                   ------------
                                                                                                                     10,785,597
                                                                                                                   ------------
                           Singapore  9.1%
    SG          888,600    City Developments, Ltd., fgn. ......................................................     $ 8,001,401
    SG          518,000    Development Bank of Singapore, Ltd., fgn. ..........................................       6,996,498
    US           68,000    G.P. Batteries International, Ltd. .................................................         225,760
    SG          357,000    Inchcape Bhd., fgn. ................................................................       1,239,920
    SG          393,800    Overseas Union Bank, Ltd., fgn. ....................................................       3,039,405
    SG        1,217,000    Parkway Holdings, Ltd., fgn. .......................................................       4,783,463
    SG          882,000    Singapore Airlines, Ltd., fgn. .....................................................       8,005,003
                                                                                                                   ------------
                                                                                                                     32,291,450
                                                                                                                   ------------
                           South Korea  0.6%
    KR           99,030    Pacific Chemical Co., Ltd. .........................................................       1,957,161
                                                                                                                   ------------
                           Thailand  6.2%
    TH          622,000    Bangkok Bank Public Co., Ltd., fgn. ................................................       6,014,817
    TH          829,900    Chareon Pokphand Feedmill Public Co., Ltd., fgn. ...................................       3,009,463
    TH        2,783,133    Industrial Finance Corp. of Thailand, fgn. .........................................       7,433,698
    TH           51,750    Oriental Hotel (Thailand) Public Co., Ltd., fgn. ...................................         233,063
    TH          262,500    Robinson Department Store Public Co., Ltd., fgn. ...................................         509,217
    TH           36,570    Thai Farmers Bank Public Co., Ltd. .................................................         178,244
    TH          733,440    Thai Farmers Bank Public Co., Ltd., fgn. ...........................................       4,575,778
    TH           91,680a   Thai Farmers Bank Public Co., Ltd., fgn., warrants .................................          72,390
                                                                                                                   ------------
                                                                                                                     22,026,670
                                                                                                                   ------------
                           United States  3.5%
    US           35,000    American International Group, Inc. .................................................       3,788,750
    US          150,000    APL, Ltd. ..........................................................................       3,543,750
    US           85,000    Motorola, Inc. .....................................................................       5,216,875
                                                                                                                   ------------
                                                                                                                     12,549,375
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $307,123,252)............................     348,333,717
                                                                                                                   ------------
               Face
              Amount
                           Convertible Bonds  0.3%
    US         $ 31,000    Dairy Farm International Holdings, Ltd., 6.50%, cvt., 05/10/49 .....................          23,095
    US           22,000    Jardine Strategic Holdings, Ltd., 7.50%, cvt., 05/07/49 ............................          26,290
    US        1,307,000    MDX Public Co., Ltd., 4.75%, cvt., 09/17/03 ........................................         503,195
    US          360,000    PT Inti Indorayon Utama, 5.50%, cvt., 10/01/02 .....................................         423,000
                                                                                                                   ------------
                                 Total Convertible Bonds (Cost $1,994,721) ....................................         975,580
                                                                                                                   ------------
                                 Total Long Term Investments ($309,117,973) ...................................     349,309,297
                                                                                                                   ------------
                       h   Receivables from Repurchase Agreements  2.5%
    US        8,765,000    Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $8,874,327) (Cost $8,871,000)
                            Collateral: U.S. Treasury Notes, 6.25%, 07/31/98 ..................................       8,871,000
                                                                                                                   ------------
                                     Total Investments (Cost $317,988,973) 100.4% .............................     358,180,297
                                     Liabilities in Excess of Other Assets  (0.4%) ............................      (1,421,139)
                                                                                                                   ------------
                                     Net Assets  100.0%........................................................    $356,759,158
                                                                                                                   ============


                           At December 31, 1996, the unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $321,544,212 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ........................................    $ 70,017,052
                             Aggregate gross unrealized depreciation for all investments which
                            there was an excess of tax cost over value.........................................     (33,380,967)
                                                                                                                   ------------
                             Net unrealized appreciation.......................................................    $ 36,636,085
                                                                                                                   ============

COUNTRY LEGEND:
AU - Australia
HK - Hong Kong
ID - Indonesia
JP - Japan KR South Korea
MY - Malaysia
NZ - New Zealand
PK - Pakistan
PH - Philippines
SG - Singapore
TH - Thailand
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Rising Dividends Fund                                                                               (Note 1)
                 Common Stocks  97.3%

                 Banks  11.7%
     177,400     CoreStates Financial Corp. ...................................................................     $ 9,202,625
     144,000     First Union Corp. ............................................................................      10,656,000
     279,650     Mercantile Bankshares Corp. ..................................................................       8,948,800
     218,000     National Commerce Bancorp. ...................................................................       8,338,500
     166,600     State Street Boston Corp. ....................................................................      10,745,700
     594,228     TrustCo Bank Corp., New York..................................................................      12,701,624
     232,000     Wilmington Trust Corp. .......................................................................       9,164,000
                                                                                                                   ------------
                                                                                                                     69,757,249
                                                                                                                   ------------
                 Business Services  4.7%
     468,200     Ennis Business Forms .........................................................................       5,267,250
     253,900     Standard Register Co. ........................................................................       8,251,750
     420,500     Wallace Computer Services, Inc. ..............................................................      14,507,250
                                                                                                                   ------------
                                                                                                                     28,026,250
                                                                                                                   ------------
                 Consumer Products  13.6%
     258,100     Alberto-Culver Co., Class A ..................................................................      10,646,625
      93,833     Block Drug Co., Inc., Class A ................................................................       4,316,318
     720,000     Dimon, Inc. ..................................................................................      16,650,000
     330,700     Newell Co. ...................................................................................      10,417,050
     113,000     Philip Morris Cos., Inc. .....................................................................      12,726,625
     349,900     Stanhome, Inc. ...............................................................................       9,272,350
     325,000     Universal Corp. ..............................................................................      10,440,625
     205,500     UST, Inc. ....................................................................................       6,653,063
                                                                                                                   ------------
                                                                                                                     81,122,656
                                                                                                                   ------------
                 Electronic Technology  6.5%
     164,700     Cohu, Inc. ...................................................................................       3,829,275
     130,600     General Electric Co. .........................................................................      12,913,075
     236,500     Hewlett-Packard Co. ..........................................................................      11,884,125
     165,700     Rockwell International Corp. .................................................................      10,086,988
                                                                                                                   ------------
                                                                                                                     38,713,463
                                                                                                                   ------------
                 Energy  2.1%
      75,000     Royal Dutch Petroleum Co., New York Shares, ADR...............................................      12,806,250
                                                                                                                   ------------
                 Financial Services  2.2%
     353,000     Federal National Mortgage Association ........................................................      13,149,250
                                                                                                                   ------------
                 Health Care Services  5.7%
     354,000     Bard (C.R.), Inc. ............................................................................       9,912,000
      26,400     Becton Dickinson & Co. .......................................................................       1,145,100
      71,500     Bristol-Myers Squibb Co. .....................................................................       7,775,625
      95,000     Merck & Co., Inc. ............................................................................       7,528,750
      42,500     Pfizer, Inc. .................................................................................       3,522,188
     141,400     West Co., Inc. ...............................................................................       3,994,550
                                                                                                                   ------------
                                                                                                                     33,878,213
                                                                                                                   ------------
                 Industrial  22.6%
     232,400     Avery Dennison Corp. .........................................................................       8,221,150
      18,500     Baldor Electric Co. ..........................................................................         455,563
     427,100     Brady (W.H.) Co. .............................................................................      10,517,338
      26,500     Donaldson Co., Inc. ..........................................................................         887,750
     230,600     Dover Corp. ..................................................................................      11,587,650
     140,500     Duriron Co., Inc. ............................................................................       3,811,063
                 Industrial (cont.)
     390,800     Hanna (M.A.) Co. .............................................................................     $ 8,548,750
     129,500     Kaydon Corp. .................................................................................       6,102,688
     219,800     Kimball International, Inc., Class B..........................................................       9,094,225
      90,300     Leggett & Platt, Inc. ........................................................................       3,126,638
     128,700     Loctite Corp. ................................................................................       7,834,613
     402,900     Millipore Corp. ..............................................................................      16,669,988
     259,500     Monsanto Co. .................................................................................      10,088,063
     339,600     Myers Industries, Inc. .......................................................................       5,730,750
     207,200     Nucor Corp. ..................................................................................      10,567,200
     323,300     Superior Industries International, Inc. ......................................................       7,476,313
     194,300     Superior Surgical Manufacturing Co., Inc. ....................................................       2,623,050
       6,959     The Boeing Co. ...............................................................................         740,264
     468,800     Watts Industries, Inc., Class A ..............................................................      11,192,600
                                                                                                                   ------------
                                                                                                                    135,275,656
                                                                                                                   ------------
                 Insurance - Property Casualty  15.4%
     522,300     Allied Group, Inc. ...........................................................................      17,040,038
      53,700     American International Group, Inc. ...........................................................       5,813,024
     206,200     Chubb Corp. ..................................................................................      11,083,250
      51,640     Cincinnati Financial Corp. ...................................................................       3,350,144
     230,000     Mercury General Corp. ........................................................................      12,075,000
     444,600     MMI Cos., Inc. ...............................................................................      14,227,200
     367,025     RLI Corp. ....................................................................................      12,249,458
     167,800     SAFECO Corp. .................................................................................       6,617,612
     168,500     St. Paul Cos., Inc. ..........................................................................       9,878,312
                                                                                                                   ------------
                                                                                                                     92,334,038
                                                                                                                   ------------
                 Retail   8.9%
     868,600     Family Dollar Stores, Inc. ...................................................................      17,697,724
     155,000     Gap, Inc. ....................................................................................       4,669,374
     307,000     Rite Aid Corp. ...............................................................................      12,203,250
      80,300     The Limited, Inc. ............................................................................       1,475,512
     119,000     Walgreen Co. .................................................................................       4,760,000
     539,200     Wal-Mart Stores, Inc. ........................................................................      12,334,200
                                                                                                                   ------------
                                                                                                                     53,140,060
                                                                                                                   ------------
                 Transportation  3.9%
     500,000     Arnold Industries, Inc. ......................................................................       7,937,500
     640,000     Harper Group, Inc. ...........................................................................      15,200,000
                                                                                                                   ------------
                                                                                                                     23,137,500
                                                                                                                   ------------
                       Total Long Term Investments (Cost $431,060,996).........................................     581,340,585
                                                                                                                   ------------

           h,i   Receivables from Repurchase Agreements  2.8%
$ 16,521,896     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $16,813,176) (Cost $16,807,023)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,064,365)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securites, L.L.C., (Maturity Value $2,106,973)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................    $ 16,807,023
                                                                                                                   ------------
                           Total Investments (Cost $447,868,019)  100.1%.......................................     598,147,608
                           Liabilities in Excess of Other Assets  (0.1%) ......................................        (723,907)
                                                                                                                   ------------
                           Net Assets  100.0% .................................................................    $597,423,701
                                                                                                                   ============

                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $448,164,135 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $152,946,524
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (2,963,051)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $149,983,473
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                      Value
 Country*     Shares       Utility Equity Fund                                                                      (Note 1)
                              Common Stocks  97.7%

   US          516,000     aAES Corp. ........................................................................     $ 23,994,000
   US          946,100     aAirTouch Communications, Inc. ....................................................       23,889,025
   US        1,000,000     Allegheny Power System, Inc. ......................................................       30,375,000
   US          770,230     American Electric Power Co., Inc. .................................................       31,675,709
   US          100,000     Ameritech Corp. ...................................................................        6,062,500
   US          360,000     AT&T Corp. ........................................................................       15,660,000
   US          158,600     a,bBSES, Ltd., GDR ................................................................        3,271,125
   US        1,496,700     Central & South West Corp. ........................................................       38,352,938
   US        1,223,900     CINergy Corp. .....................................................................       40,847,663
   US          200,000     aCompania Anonima Nacional Telefonos de Venezeula, ADR.............................        5,625,000
   ES          208,141     Compania Sevillana de Electricidad, SA.............................................        2,364,783
   HK          969,500     Consolidated Electric Power Asia, Ltd. ............................................        2,275,057
   US          505,000     Dominion Resources, Inc. ..........................................................       19,442,500
   US          716,000     DPL, Inc. .........................................................................       17,542,000
   US          900,000     Duke Power Co. ....................................................................       41,625,000
   US           49,500     aEchelon International Corp., Inc. ................................................          773,433
   US          763,600     Edison International...............................................................       15,176,550
   US          978,800     Empresa Nacional Electricidad, SA, ADR.............................................       15,171,400
   US        1,032,560     Enova Corp. .......................................................................       23,490,740
   US        1,040,000     Enron Corp. .......................................................................       44,850,000
   US          992,300     Enron Global Power & Pipelines, L.L.C. ............................................       26,792,100
   US        1,654,000     Entergy Corp. .....................................................................       45,898,500
   US          195,000     Espoon Sahko Oy....................................................................        4,323,911
   US        1,133,000     Florida Progress Corp. ............................................................       36,539,250
   US        1,001,300     FPL Group, Inc. ...................................................................       46,059,800
   US          951,100     General Public Utilities Corp. ....................................................       31,980,738
   MX           55,600     aGrupo Iusacell, SA, Series D......................................................           31,275
   US          144,440     aGrupo Iusacell, SA, Series L, ADR.................................................        1,101,355
   US          590,840     GTE Corp. .........................................................................       26,883,220
   GR          400,000     Hellenic Tellecommunication Organization, SA.......................................        6,833,935
   HK        2,500,000     Hongkong Electric Holdings, Ltd. ..................................................        8,306,936
   US          138,000     aHuaneng Power International, Inc., ADR ...........................................        3,105,000
   US        1,380,000     aICG Communications, Inc. .........................................................       24,322,500
   US          211,400     aItron, Inc. ......................................................................        3,752,350
   KR          290,000     Korea Electric Power Corp. ........................................................        8,579,796
   KR              440     Korea Mobile Telecommunications Corp. .............................................          445,801
   US          116,670     Lucent Technologies, Inc. .........................................................        5,395,988
   US          255,100     MidAmerican Energy Holdings Co. ...................................................        4,049,713
   NO          468,600     aNetCom, ASA.......................................................................        4,481,750
   US          382,450     New England Electric System........................................................       13,337,944
   US           24,200     New Jersey Resources Corp. ........................................................          707,850
   JP            2,870     Nippon Telegraph & Telephone Corp. ................................................       21,758,570
   US          649,900     NIPSCO Industries, Inc. ...........................................................       25,752,288
   US          323,000     aNynex CableComms Group, ADR ......................................................        5,854,375
   US          223,100     Oklahoma Gas & Electric Co. .......................................................        9,314,425
   US          229,600     Pacific Enterprises................................................................        6,974,100
   US        1,123,150     Pacific Gas & Electric Co. ........................................................       23,586,150
   US        1,075,000     PacifiCorp.........................................................................       22,037,500
   US          349,100     PanEnergy Corp. ...................................................................       15,709,500
   US          166,600     PECO Energy Co. ...................................................................        4,206,650
   US          843,000     Pinnacle West Capital Corp. .......................................................       26,765,250
   US          189,500     Public Service Co. of Colorado.....................................................        7,366,813
   US          104,200     Public Service Enterprise Group, Inc. .............................................        2,839,450
   US          100,000     SBC Communications, Inc. ..........................................................      $ 5,175,000
   US        1,345,844     SCANA Corp. .......................................................................       36,001,325
   GB          590,000     Scottish Power, Plc. ..............................................................        3,557,748
   GB          198,300     Southern Electric, Plc. ...........................................................        2,704,060
   US        1,966,790     Southern Co. ......................................................................       44,498,624
   US          442,700     Southwestern Public Services Co. ..................................................       15,660,513
   US        1,800,000     TECO Energy, Inc. .................................................................       43,425,000
   US          315,000     Tele Danmark, A/S, ADR.............................................................        8,583,750
   PT           60,000     aTelecel-Comunicacaoes Pessoais, SA................................................        3,831,022
   US          230,000     Telecom de Argentina, SA, ADR......................................................        9,286,250
   US          103,500     Telecomunicacoes Brasileiras, SA (Telebras), ADR...................................        7,917,750
   IT       11,000,000     Telecom Italia, SpA ...............................................................       21,876,649
   US           29,000     Telefonica del Peru, SA, ADR.......................................................          547,375
   US          170,000     Telefonos de Mexico, SA, ADR.......................................................        5,610,000
   US           69,000     aTeleWest Communications, Plc., ADR................................................        1,431,750
   US        1,239,850     Texas Utilities Co. ...............................................................       50,523,888
   US           73,600     Total Access Communication Plc. ...................................................          507,840
   US          370,000     Transportadora de Gas del Sur, SA, ADR.............................................        4,532,500
   US          884,800     US West Communications Group.......................................................       28,534,800
   DD            7,515     aViag AG...........................................................................        2,945,431
                                                                                                                   ------------
                                  Total Common Stocks (Cost $1,122,249,327) ..................................    1,174,710,481
                                                                                                                   ------------
                           Convertible Preferred Stocks  0.8%
   US          240,000     Nortel Inversora, SA, cvt. pfd. (Argentina) (Cost $9,333,247) .....................        9,840,000
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $1,131,582,574) ...........................    1,184,550,481
                                                                                                                   ------------
              Face
             Amount
                           Receivables from Repurchase Agreements  1.4%
   US      $16,195,569     h,iJoint Repurchase Agreements,  6.59%, 01/02/97 (Maturity Value $16,480,699)
                            (Cost $16,474,667)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                            Bear Sterns & Co., Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                            CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                            Daiwa Securities America, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.00% - 8.875, 11/15/97 - 11/15/01
                            SBC Warburg, Inc., (Maturity Value $2,023,543)
                            Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                            The Nikko Securities Co. International, Inc., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                            UBS Securities L.L.C., (Maturity Value $2,065,308)
                            Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01...............       16,474,667
                                                                                                                   ------------
                                     Total Investments (Cost $1,148,057,241)  99.9%...........................    1,201,025,148
                                     Other Assets and Liabilities, Net  0.1%..................................        1,265,172
                                                                                                                   ------------
                                     Net Assets  100%.........................................................   $1,202,290,320
                                                                                                                   ============


                           At December 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $1,148,057,241 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost .......................................    $ 118,802,417
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .......................................      (65,834,510)
                                                                                                                   ------------
                             Net unrealized appreciation .....................................................     $ 52,967,907
                                                                                                                   ============

COUNTRY LEGEND:
AR - Argentina
DD - Germany
ES - Spain
GB - United Kingdom
GR - Greece
HK - Hong Kong
IT - Italy
JP - Japan
KR - South Korea
MX - Mexico
NO - Norway
PT - Portugal
US - United States
PORTFOLIO ABBREVIATION:
L.L.C.  -Limited Liability Corp.

*Securities traded in foreign currency and valued in U.S. dollars.
aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.
iSee note 1(h) regarding joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

               Shares/
             Warrants &                                                                                                Value
Country*       Rights       Templeton Developing Markets Equity Fund                                                 (Note 1)
                             Common Stocks, Rights & Warrants  82.5%
                            Argentina  10.4%
    AR           180,876    Aluar Aluminio Argentino, SA, Class B..............................................       $ 455,890
    AR           561,180    Astra Cia Argentina de Petroleo, SA................................................       1,072,047
    AR           530,163    aanor Cia Nacional Para la Industria Quimica, SA, Class D..........................         768,875
    AR           103,702    aBanco Bansud, SA, Class B.........................................................       1,242,574
    AR           608,471    Banco de Galicia y Buenos Aires, SA, Class B.......................................       3,657,568
    AR            86,333    Banco Frances del Rio de la Plata, SA..............................................         807,357
    US            56,200    aBuenos Aires Embotelladora, SA, ADR...............................................         210,750
    AR            15,555    Capex, SA, Class A.................................................................         128,352
    AR           310,746    aCiadea, SA........................................................................       1,476,308
    AR            44,010    Juan Minetti, SA...................................................................         183,115
    AR             6,000    Juan Minetti, SA, conv.............................................................           6,001
    AR           999,359    Molinos Rio de Plata, SA, Class B..................................................       3,558,359
    AR            23,430    Nobleza Piccardo Sdad Industrial Comercial y Financial.............................          89,050
    AR           705,968    Perez Companc, SA, Class B.........................................................       4,963,849
    AR           122,000    Quilmes Industrial, SA.............................................................       1,113,250
    AR             4,000    Quilmes Industrial, SA, reg........................................................          32,000
    AR           381,203    aSevel Argentina, SA, Class C......................................................         960,805
    AR            22,230    Siderar, Class A...................................................................          64,034
    AR         1,290,000    aSociedad Comercial del Plata Cadelplata Come......................................       3,302,995
    AR           126,224    Transportadora de Gas del Sur, SA, Class B.........................................         310,567
    US           153,410    YPF Sociedad Anonima, ADR..........................................................       3,873,603
    AR             2,840    aZanella Hermanos, SA..............................................................             625
                                                                                                                   ------------
                                                                                                                     28,277,974
                                                                                                                   ------------
                            Brazil  2.7%
    BR        77,613,291    Banco Bradesco, SA.................................................................         526,584
    BR        78,492,976    aBanco do Brasil, SA...............................................................         679,854
    BR        36,132,595    aBanco do Brasil, SA, warrants, Class A............................................          57,028
    BR        54,198,893    aBanco do Brasil, SA, warrants, Class B............................................          83,455
    BR        90,331,488    aBanco do Brasil, SA, warrants, Class C............................................         121,705
    BR         9,982,000    Eletrobras-Centrais Eletricas Brasileiras, SA......................................       3,573,577
    BR         2,124,000    Mannesmann, SA.....................................................................         288,664
    BR        29,560,000    Telebras-Telecomunicacoes Brasileiras, SA..........................................       2,119,353
                                                                                                                   ------------
                                                                                                                      7,450,220
                                                                                                                   ------------
                            China  3.6%
    CN         1,666,340    China Southern Glass Co., Ltd., Class B............................................       1,034,124
    CN         1,286,000    Chiwan Wharf Holdings Ltd., Class B ...............................................         914,474
    CN         1,519,000    Guangzhou Shipyard International Co., Ltd., Class H ...............................         384,930
    CN         1,169,000    Luoyang Glass Co., Ltd., Class H...................................................         358,960
    CN            96,500    Shandong Huaneng Power.............................................................         940,875
    CN         1,269,000    Shanghai Chlor-Alkali Chemical Co., Ltd., Class B .................................         352,782
    CN           520,000    Shanghai Dazhong Taxi Shareholding Co., Ltd., Class B..............................         429,520
    CN           252,000    aShanghai Industrial Sewing Machine Corp...........................................          47,880
    CN         1,732,500    aShanghai Jin Jiang Tower Co., Ltd., Class B ......................................         526,680
    CN           410,000    Shanghai Jinqiao Export Processing Zone Development, Class B.......................         221,400
    CN           634,900    Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co., Ltd., Class B..................         618,393
    CN           157,000    Shanghai New Asia Group Co., Ltd., Class B.........................................          68,452
    CN         2,304,000    Shanghai Pechemical Co., Ltd., Class H.............................................         700,032
    CN           489,600    Shanghai Refrigerator Compressor Co., Ltd., Class B ...............................         266,342
    CN           450,000    aShanghai Shangling Electric Appliance, Class B....................................         195,300
    CN         1,481,000    aShanghai Tyre & Rubber Co., Ltd., Class B.........................................         627,944
    CN         1,890,361    aShanghai Vacuum Electron Devices Co., Ltd., Class B...............................         366,730
                            China (cont.)
    CN           682,000    aShanghai Yaohua Pilkington Glass, Class B.........................................       $ 324,632
    CN         1,881,173    Shenzhen Vanke Co., Ltd., Class B..................................................       1,330,405
                                                                                                                   ------------
                                                                                                                      9,709,855
                                                                                                                   ------------
                            Czech Republic  1.8%
    CS            14,600    aCEZ...............................................................................         525,609
    US            65,330    aCEZ, GDR..........................................................................       2,351,880
    CS            19,358    Chemopetrol Group, AS..............................................................         839,981
    CS                17    Elektrarny Opatovice, AS...........................................................           2,742
    CS             1,000    Komercni Banka, AS.................................................................          83,327
    CS             7,000    aSPT Telecom, AS...................................................................         871,589
    CS               630    Tabak, AS..........................................................................         158,693
                                                                                                                   ------------
                                                                                                                      4,833,821
                                                                                                                   ------------
                            Ghana  0.4%
    US            85,000    Ashanti Goldfields Co., Ltd., GDR..................................................       1,051,875
                                                                                                                   ------------
                            Greece  3.7%
    GR            38,666    Alpha Credit Bank..................................................................       2,460,606
    GR            32,000    Alpha Leasing, SA..................................................................         622,593
    GR            63,000    Delta Dairy, SA....................................................................         720,117
    GR             2,000    Elais Oleaginous Products Co., SA .................................................          57,112
    GR            13,000    Ergo Bank, SA .....................................................................         658,932
    GR            32,200    Etba Leasing.......................................................................         371,323
    GR            31,250    Hellas Can - Container Manufacturers...............................................         437,634
    GR            16,450    Hellenic Telecommunications Organizations OTE......................................         281,046
    US           154,000    bHellenic Telecommunications Organizations OTE.....................................       2,631,065
    GR            29,000    Intracom, SA, reg..................................................................         652,385
    GR             5,170    National Bank of Greece, SA........................................................         329,006
    GR            17,170    Titan Cement Co., reg..............................................................         933,629
                                                                                                                   ------------
                                                                                                                     10,155,448
                                                                                                                   ------------
                            Hong Kong  13.3%
    HK           582,000    Cheung Kong Holdings Ltd...........................................................       5,173,250
    HK         3,642,000    China Overseas Land & Investment Ltd. .............................................       1,848,193
    HK            81,000    Cross Harbour Tunnel Co., Ltd. ....................................................         176,463
    HK           271,258    Dairy Farm International Holdings Ltd..............................................         218,363
    HK             6,000    Dickson Concepts (International) Ltd...............................................          22,497
    HK         1,154,000    aEast Asiatic Co. (Hong Kong), Ltd. (The)..........................................         119,361
    HK         1,904,000    aFu Hui Jewellery Co. (H.K.), Ltd..................................................         177,242
    HK           530,679    Great Wall Electronic International Ltd. ..........................................          65,867
    HK         1,284,000    Hang Lung Development Co., Ltd. ...................................................       2,822,160
    HK           770,000    Hongkong Electric Holdings Ltd. ...................................................       2,558,536
    HK           776,951    Hopewell Holdings Ltd. ............................................................         502,263
    HK           214,241    HSBC Holdings, Plc ................................................................       4,584,251
    HK            42,000    IMC Holdings Ltd. .................................................................          22,264
    HK            34,000    Jardine Matheson Holdings, Ltd.....................................................         224,400
    HK           194,625    Jardine Strategic Holdings, Ltd....................................................         704,543
    HK            21,625    aJardine Strategic Holdings Ltd., warrants.........................................           8,650
    HK           119,000    JCG Holdings, Ltd..................................................................         116,161
    HK         2,109,297    K Wah International Holdings, Ltd. ................................................         520,881
    HK           187,320    aK Wah International Holdings, Ltd., warrants......................................          12,109
    HK         1,203,600    Lai Sun Development Co., Ltd. .....................................................       1,820,689
    HK           216,200    aLai Sun Development Co., Ltd., warrants...........................................          27,953
                            Hong Kong (cont.)
    HK           379,000    Lai Sun Garment International Ltd..................................................       $ 602,715
    HK         1,450,000    Laws International Holdings Ltd....................................................         226,841
    HK           700,000    aLuks Industrial Co., Ltd..........................................................          68,783
    HK           140,000    aLuks Industrial Co., Ltd., warrants...............................................           5,159
    HK           754,886    New World Development Co., Ltd. ...................................................       5,099,592
    HK           456,000    NG Fund Hong Ltd...................................................................         409,749
    HK         1,626,000    aS. Megga International Holdings Ltd...............................................         107,216
    HK           324,598    Semi-Tech (Global) Co., Ltd........................................................         537,185
    HK         1,891,400    Sun Hung Kai & Co., Ltd. ..........................................................         484,191
    HK           319,000    Sun Hung Kai Properties Ltd. ......................................................       3,907,848
    HK           155,000    Swire Pacific, Ltd., Class B ......................................................         234,469
    HK         2,123,000    Tian An China Investments Co., Ltd.................................................         304,678
    HK         1,364,000    Tungtex (Holdings) Co., Ltd........................................................         149,900
    HK           294,000    Wheelock & Co., Ltd................................................................         838,154
    HK         1,228,000    Wing Shan International, Ltd.......................................................         169,883
    HK         3,582,000    aWo Kee Hong Holdings, Ltd.........................................................         291,765
    HK           716,400    aWo Kee Hong Holdings, Ltd., warrants..............................................           7,966
    HK           300,000    aYaohan Hongkong Corp., Ltd........................................................          12,024
    HK         2,298,000    Yue Yuen Industrial (Holdings), Ltd................................................         876,476
                                                                                                                   ------------
                                                                                                                     36,060,690
                                                                                                                   ------------
                            India  1.6%
    IN            74,000    Arvind Mills, Ltd..................................................................         250,794
    IN             4,000    Bharat Petroleum Corp., Ltd........................................................          33,250
    IN             1,300    Bombay Dyeing & Manufacturing Co., Ltd.............................................           4,007
    IN             9,000    Bses, Ltd..........................................................................          51,841
    IN            51,950    Cochin Refineries, Ltd.............................................................         143,460
    IN            18,350    Grasim Industries, Ltd., Ord INR10.................................................         214,083
    IN            73,200    Great Eastern Shipping Co., Ltd....................................................          69,422
    IN             4,775    Hindalco Industries................................................................          87,442
    IN            21,300    Hindustan Organic Chemicals, Ltd...................................................          18,121
    IN            44,000    Hindustan Petroleum Corp., Ltd.....................................................         407,475
    IN            35,000    aIndia Cements, Ltd................................................................          87,866
    US            10,000    India Cements, Ltd., GDR...........................................................          25,000
    IN            20,000    Indian Aluminium Co., Ltd..........................................................          84,937
    IN            55,000    Indian Petrochemicals Corp., Ltd...................................................         184,484
    IN            18,350    Indian Rayon and Industries, Ltd...................................................         153,556
    IN            88,500    Indo Gulf Fertilisers & Chemicals Corp., Ltd.......................................          71,590
    IN           135,050    Industrial Credit & Inv. Corp. of India (ICICI)....................................         221,316
    IN           159,300    Industrial Development Bank of India...............................................         386,585
    IN            66,700    ITC Bhadrachalam Paperboards, Ltd..................................................         109,771
    IN            45,000    Larsen and Toubro, Ltd.............................................................         274,582
    IN           105,300    National Aluminium Co., Ltd........................................................          91,054
    IN            19,200    Oriental Bank of Commerce..........................................................          41,640
    IN            41,600    Reliance Industries, Ltd...........................................................         235,849
    IN           157,500    Shipping Corporation of India, Ltd.................................................         112,029
    IN           133,000    Steel Authority of India, Ltd......................................................          68,633
    US            45,000    Steel Authority of India Ltd., GDR, reg. S.........................................         432,585
    IN             9,100    aSterlite Industries (India), Ltd..................................................          49,434
    IN            34,150    Tata Chemicals, Ltd................................................................         164,082

                            India (cont.)
    IN            33,000    Tata Iron & Steel Co., Ltd.........................................................       $ 150,732
    IN             2,000    Wockhardt..........................................................................          11,367
                                                                                                                   ------------
                                                                                                                      4,236,987
                                                                                                                   ------------
                            Indonesia  5.2%
    US            46,000    aAsia Pulp & Paper Co., Ltd., ADR..................................................         523,250
    ID           506,000    PT Bank Dagang Nasional Indonesia, fgn.............................................         514,141
    ID            81,000    PT Bank Danamon, fgn...............................................................          76,302
    ID           371,000    PT Bank PDFCI, fgn. ...............................................................         345,555
    ID         2,259,000    PT Barito Pacific Timber, fgn. ....................................................       1,386,770
    ID           150,000    PT BBL Dharmala Finance, fgn. .....................................................         184,166
    ID           997,500    aPT Charoen Pokphand Indonesia, fgn................................................       1,103,289
    ID           449,000    PT Dharmala Intiland, fgn..........................................................         665,326
    ID         2,085,000    PT Gadjah Tunggal, fgn.............................................................         904,795
    ID          201,000     PT Gajah Surya Multi Finance, fgn..................................................         121,264
    ID           829,600    PT Ganda Wangsa Utama, fgn.........................................................         298,544
    ID           104,000    PT Indah Kiat Pulp & Paper Corp., fgn. ............................................          75,953
    ID            12,000    PT Inter-Pacific Bank, fgn.........................................................           8,510
    ID           880,000    PT Jakarta International Hotel & Development, fgn..................................         633,362
    ID           337,500    PT Japfa Comfeed Indonesia, fgn. ..................................................         214,331
    ID         441,750      PT Multibreeder Adirama, fgn.......................................................         163,646
    ID           376,630    PT Pabrik Kertas Tjiwi Kimia, fgn..................................................         374,717
    ID           766,900    PT Panasia Indosyntec, fgn.........................................................         186,692
    ID           350,000    PT Polysindo Eka Perkasa, fgn......................................................         200,042
    ID         1,310,400    PT Pudjiadi Prestige, Ltd., fgn....................................................         471,566
    ID           621,500    PT Sinar Mas Agro Resources & Technology Corp., fgn................................         440,733
    ID         3,099,250    PT Sinar Mas Multi Artha, fgn......................................................       2,591,456
    ID           349,000    PT Sumalindo Lestari Jaya, fgn.....................................................         258,573
    ID           658,320    PT Summarecon Agung, fgn. .........................................................         222,970
    ID           430,000    PT Tambang Timah (Persero), fgn....................................................         782,811
    ID           292,000    PT Ultra Jaya Milk, fgn............................................................         135,986
    ID            68,200    PT Unggul Indah Corp., fgn.........................................................          69,297
    ID           583,000    PT United Tractors, fgn............................................................       1,221,782
                                                                                                                   ------------
                                                                                                                     14,175,829
                                                                                                                   ------------
                            Israel  1.5%
    IL            34,730    Agis Industries, Ltd...............................................................         254,357
    IL           569,083    Bank Hapoalim BM...................................................................         901,636
    IL           280,327    Clal Industries, Ltd...............................................................       1,340,198
    IL            16,748    Discount Investment Corp...........................................................       1,073,995
    IL             4,732    First International Bank of Israel.................................................         545,955
    IL              265a    Koor Industries, Ltd...............................................................          23,090
                                                                                                                   ------------
                                                                                                                      4,139,231
                                                                                                                   ------------
                            Malaysia  3.0%
    MY          628,000a    Aokam Perdana, Bhd.................................................................         743,504
    MY           418,000    Berjaya Singer, Bhd................................................................         628,945
    MY            89,000    Berjaya Singer, Bhd., fgn..........................................................         133,914
    MY           154,000    Boustead Holdings, Bhd., fgn.......................................................         344,526
    MY            50,000    Federal Flour Mills, Bhd. .........................................................         124,728
    MY           152,000    Hong Leong Industries, Bhd.........................................................         517,600
    MY           91,200a    Hong Leong Industries, Bhd., new...................................................         308,755
    MY           38,000a    Hong Leong Industries, Bhd., warrants, fgn.........................................           9,028
                            Malaysia (cont.)
    MY            44,000    Island & Peninsula, Bhd., fgn......................................................       $ 147,218
    MY           179,000    Leader Universal Holdings, Bhd.....................................................         375,648
    MY           282,666    Malaysian International Shipping Corp., Bhd., fgn..................................         839,436
    MY           529,000    MBF Capital, Bhd...................................................................         858,800
    MY           237,500    Perlis Plantations, Bhd., fgn......................................................         738,220
    MY           796,000    Renong, Bhd........................................................................       1,412,029
    MY           16,750a    Renong, Bhd., warrants.............................................................           8,224
    MY            26,800    Renong, 4%, conv., 9/9/01..........................................................          11,248
    MY           732,000    Shangri-La Hotels (Malaysia), Bhd..................................................         689,828
    MY           123,000    Shangri La Hotels (Malaysia), Bhd., fgn............................................         115,914
                                                                                                                   ------------
                                                                                                                      8,007,565
                                                                                                                   ------------
                            Mexico  10.7%
    MX         1,524,000    Cementos Mexicanos, SA de CV (Cemex), Class B......................................       5,943,445
    MX        3,341,085a    Cifra, SA, Class C ................................................................       4,074,494
    US            38,400    Coca Cola Femsa, SA de CV, ADR.....................................................       1,108,800
    MX           181,938    Cydea, SA de CV....................................................................         327,035
    MX          110,034a    DESC, SA, Class B..................................................................         601,050
    MX            2,292a    DESC, SA, Class C..................................................................          12,505
    MX           250,000    Fomento Economico Mexicano, SA de CV, Class B......................................         857,470
    MX            13,429    Grupo Carso, SA de CV..............................................................          70,796
    MX          899,000a    Grupo Financiero Banamex Accival, SA, Class B......................................       1,898,041
    MX          894,137a    Grupo Financiero Banamex Accival, SA, Class L......................................       1,760,559
    MX        5,650,000a    Grupo Financiero Bancomer, SA de CV, Class B.......................................       2,260,861
    MX          941,259a    Grupo Financiero Bancomer, SA de CV, Class L.......................................         316,862
    MX        1,882,816a    Grupo Financiero Serfin, SA, Class B...............................................         648,175
    MX            97,000    Telmex-Telefonos de Mexico, SA, Class L............................................         159,942
    US           228,200    Telmex-Telefonos de Mexico, SA, Class L, ADR.......................................       7,530,600
    MX           905,849    Vitro, SA .........................................................................       1,645,534
                                                                                                                   ------------
                                                                                                                     29,216,169
                                                                                                                   ------------
                            Philippines  0.2%
    PH          600,000a    Keppel Philippine Holdings, Inc., Class B..........................................          66,160
    PH        2,198,000a    Philex Minning Corp., Class B .....................................................         250,722
    PH           20,000a    Philippine National Bank ..........................................................         237,643
    PH           435,000    RFM Corp. .........................................................................          74,430
                                                                                                                   ------------
                                                                                                                        628,955
                                                                                                                   ------------
                            Poland  0.9%
    PL            64,955    Bank Gdanski, SA...................................................................         844,954
    PL           69,000a    Bank Inicjatyw Gospodarczch, SA, Class G...........................................          96,254
    PL            13,638    Bank Przemyslowo-Handlowy, SA......................................................         879,902
    PL             9,000    Elektrim Towarzystwo Handlowe, SA..................................................          81,607
    PL            18,000    Mostostal Export, SA...............................................................          42,687
    PL            17,410    Polifarb Ceiszyu, SA...............................................................          96,540
    PL           10,000a    Raciborska Fabryka Kotlow, SA......................................................          56,846
    PL            10,000    Warta, SA..........................................................................         162,168
    PL             1,242    Wielkopolski Bank Kredytowy, SA....................................................           8,403
    PL            11,072    Zaklady Cementowo Wapiennicze Gorazdze Chorula.....................................         276,086
                                                                                                                   ------------
                                                                                                                      2,545,447
                                                                                                                   ------------

                            Portugal  4.3%
    PT           386,194    Banco Comercial Portugues, SA......................................................     $ 5,093,626
    PT           162,680    Banco Espirito Santo e Comercial de Lisboa.........................................       2,862,245
    PT            63,454    Banco Totta & Acores, SA...........................................................       1,196,643
    PT           13,774a    BPI Socieda de Gestora de Participacoes Socias ....................................         162,570
    PT            36,248    BPI Socieda de Gestora de Participacoes Socias, SA.................................         451,201
    US            99,840    Espirito Santo Financial Holding, SA, ADR..........................................       1,322,880
    PT            75,000    Portucel Industrial Empresa Product de Celulose, SA................................         435,343
    PT             3,000    Portugal Telecom, SA...............................................................          85,521
    PT            7,010a    Sociedade Portuguesa de Celulose, SA...............................................         187,174
                                                                                                                   ------------
                                                                                                                     11,797,203
                                                                                                                   ------------
                            Singapore  3.1%
    SG           246,000    Acer Computer International, Ltd...................................................         423,120
    SG           22,000a    Acer Computer International, Ltd., warrants........................................          10,340
    SG           184,000    Acma, Ltd., fgn....................................................................         397,113
    SG           46,000a    Acma, Ltd., fgn., warrants.........................................................          29,422
    SG            18,000    British American Tobacco, Ltd......................................................          77,181
    SG           109,000    First Capital Corp., Ltd...........................................................         328,722
    SG           238,000    First Capital Corp., Ltd., fgn.....................................................         717,759
    SG            72,000    GP Batteries International, Ltd. ..................................................         239,040
    SG           18,000a    GP Batteries International, Ltd., warrants.........................................          22,860
    SG         1,172,000    Hai Sun Hup Group, Ltd.............................................................         862,688
    SG           167,000    Hinds Hotels International, Ltd....................................................         213,628
    SG           191,000    Hinds Hotels International, Ltd., fgn..............................................         244,329
    SG           100,000    Hour Glass, Ltd. ..................................................................          72,894
    SG           241,000    Inchcape, Bhd., fgn................................................................         837,033
    SG           107,500    Isetan (Singapore), Ltd., fgn......................................................         232,393
    SG           194,000    Jurong Shipyard, fgn...............................................................         977,417
    SG            78,000    Natsteel, Ltd. ....................................................................         177,260
    SG           476,000    Natsteel, Ltd., fgn................................................................       1,081,741
    SG          177,000a    Osprey Maritime, Ltd...............................................................         269,428
    SG           142,000    Sembawang Corp., Ltd...............................................................         750,947
    SG           148,000    WBL Corp., Ltd.....................................................................         346,916
                                                                                                                   ------------
                                                                                                                      8,312,231
                                                                                                                   ------------
                            Slovak Republic  0.2%
    SS             3,600    Nafta Gbely, AS....................................................................         179,649
    SS            19,010    Slovnaft, AS.......................................................................         462,754
                                                                                                                   ------------
                                                                                                                        642,403
                                                                                                                   ------------
                            South Africa  3.3%
    ZA            10,685    Anglo American Industrial Corp., Ltd...............................................         387,113
    ZA            21,497    Anglo American Platinum Corp., Ltd.................................................         127,507
    ZA            13,000    Anglovaal Industried, Ltd..........................................................          58,769
    ZA              715a    Anglovaal Industries, Ltd., rights.................................................              55
    ZA           538,000    BTR Dunlop, Ltd....................................................................         583,595
    ZA         1,127,300    Del Monte Royal Foods, Ltd.........................................................       1,132,480
    ZA           319,029    Engen, Ltd.........................................................................       1,704,759
    ZA            33,600    First National Bank Holdings, Ltd..................................................         164,463
    ZA            10,000    Kersaf Investments, Ltd............................................................          91,643
    ZA            32,100    Malbak, Ltd........................................................................         140,654
    ZA           40,000a    McCarthy Retail, Ltd...............................................................         102,597
    ZA            24,000    McCarthy Retail, zero, conv., 9/30/03 .............................................          56,428
                            South Africa (cont.)
    ZA           107,000    Palabora Mining Co., Ltd...........................................................     $ 1,749,599
    ZA            10,234    Potgietersrust Platinums, Ltd......................................................          50,311
    ZA          311,500a    Rainbow Chicken, Ltd...............................................................          58,591
    ZA           118,070    Rembrandt Group, Ltd...............................................................       1,053,633
    ZA             7,800    Reunert, Ltd.......................................................................          25,842
    ZA            58,318    Sappi, Ltd.........................................................................         523,534
    ZA             3,000    South African Breweries, Ltd.......................................................          75,986
    ZA           876,201    South African Iron & Steel Industrial Corp., Ltd...................................         625,523
    ZA           430,685    Sun International, Ltd.............................................................         345,211
                                                                                                                   ------------
                                                                                                                      9,058,293
                                                                                                                   ------------
                            South Korea  2.4%
    KR            12,000    Asia Cement Co., Ltd...............................................................         301,065
    KR            50,000    Boram Bank Co., Ltd................................................................         414,201
    KR            5,430a    Boram Bank Co., Ltd., new..........................................................          42,091
    KR             1,050    BYC Co., Ltd.......................................................................         111,834
    KR            27,375    Central Banking Corp...............................................................         421,154
    KR             5,677    Dae Duck Electronics Co., Ltd......................................................         274,780
    KR            58,682    Daegu Bank Co., Ltd................................................................         700,705
    KR               510    Daehan Synthetic Fiber Co., Ltd. ..................................................          44,361
    KR            21,000    Dongkuk Steel Mill Co., Ltd........................................................         415,030
    KR             1,000    Hae In Corp., Ltd..................................................................          44,734
    US           28,902a    Hana Bank, GDR.....................................................................         437,287
    KR             3,950    Hankook Cosmetics Co., Ltd.........................................................          88,817
    KR            44,390    Korea First Bank...................................................................         224,839
    KR            54,000    Korea Kumho Petrochemical..........................................................         447,337
    KR            25,810    Kyong Nam Bank.....................................................................         283,146
    KR             1,000    Moon Bae Steel Co., Ltd............................................................          23,077
    KR            75,000    Ssangyong Oil Refining Co., Ltd....................................................       1,642,012
    KR            41,447    Tong Yang Merchant Bank............................................................         465,972
                                                                                                                   ------------
                                                                                                                      6,382,442
                                                                                                                   ------------
                            Sri Lanka
    LK            36,000    Associated Motorways, Ltd. ........................................................          17,134
    LK             8,000    John Keells Holdings, Ltd..........................................................          27,675
                                                                                                                   ------------
                                                                                                                         44,809
                                                                                                                   ------------
                            Taiwan
    ZU           62,000a    United Microelectronics Corp.......................................................          87,927
                                                                                                                   ------------
                            Thailand  2.2%
    TH            30,800    American Standard Sanitaryware (THB) Public Co., Ltd., fgn.........................         408,329
    TH             3,900    Ayudhya Insurance Public Co., Ltd..................................................          30,110
    TH            43,600    Ayudhya Insurance Public Co., Ltd., fgn............................................         336,614
    TH            15,000    Bangkok Bank Public Co., Ltd.......................................................         111,713
    TH             4,900    Bangkok Insurance, fgn.............................................................          69,547
    TH             3,300    Bangkok Land Public Co., Ltd.......................................................           1,383
    TH           580,500    Bangkok Land Public Co., Ltd., fgn.................................................         645,101
    TH           138,000    Charoen Pokphand Feedmill Public Co., Ltd..........................................         430,476
    TH           253,000    Chareon Pokphand Feedmill Public Co., Ltd., fgn....................................         917,453
    TH            16,000    Hua Thai Manufacturing Public Co., Ltd.............................................          42,424
    TH           124,650    Karat Sanitaryware Public Co., Ltd., fgn...........................................         145,205
    TH            50,700    Kian Gwan Public Co., Ltd., fgn....................................................         137,396
                            Thailand (cont.)
    TH           13,000a    Land and House Public Co., Ltd.....................................................        $ 88,201
    TH            53,000    Regional Container Lines Public Co., Ltd., fgn.....................................         512,517
    TH          313,500a    Royal Ceramic Industry Public Co., Ltd., fgn.......................................         226,146
    TH            80,700    Saha Pathanapibul Public Co., Ltd., fgn............................................         188,801
    TH           168,600    Saha Union Public Co., Ltd.........................................................         144,631
    TH           390,000    Saha Union Public Co., Ltd., fgn...................................................         349,762
    TH            42,600    Sanyo Universal Electric Public Co., Ltd...........................................         134,547
    TH             5,200    Sanyo Universal Electric Public Co., Ltd., fgn.....................................          16,424
    TH             2,900    Siam Cement Co., Ltd.(The), fgn....................................................          90,915
    TH           150,000    Siam City Bank Public Co., Ltd., fgn...............................................         140,373
    TH            8,000a    Siam Commercial Bank, Ltd., loc. ..................................................          52,406
    TH            23,200    Sino-Thai Engineering & Construction Public Co.....................................          60,610
    TH            87,100    Sino-Thai Engineering & Construction Public Co., fgn...............................         227,548
    TH           116,410    Thai Asahi Glass Public Co., Ltd...................................................         130,499
    TH            18,000    Thai Farmers Bank Public Co., Ltd..................................................          87,733
    TH            43,000    Thai Rayon Public Co., Ltd.........................................................         163,476
    TH             2,300    Thai Rayon Public Co., Ltd., fgn...................................................          12,556
    TH            26,400    Thai Wacoal Public Co., Ltd., fgn..................................................         116,580
    TH             8,450    Thai Wah Public Co., Ltd., fgn.....................................................           5,107
    TH             4,500    United Motor Works (Siam) Public Co., Ltd..........................................          15,002
                                                                                                                   ------------
                                                                                                                      6,039,585
                                                                                                                   ------------
                            Turkey  5.3%
    TR        37,837,500    Akbank.............................................................................       5,146,179
    TR        1,704,000a    Alarko Sanayii ve Ticaret, SA......................................................         235,685
    TR        2,075,000a    Alcatel Teletas Endustri Tic, AS...................................................         147,326
    TR         4,688,000    Anadolu Anonim Turk Sigorta Sirketi................................................         207,491
    TR         4,324,971    Arcelik, AS .......................................................................         438,678
    TR           312,000    Bagfas.............................................................................          70,484
    TR         4,348,086    Beko Elektronik, AS................................................................         410,953
    TR         1,580,000    Borusan, AS........................................................................          99,069
    TR         3,223,070    Cimentas Izmir Cimento Fabrikasi Turk, AS..........................................         341,773
    TR         1,515,000    Cimsa Cimento Sanayi ve Ticaret, AS................................................         139,696
    TR           201,000    Erciyas Biracilik..................................................................          21,777
    TR        17,375,000    Eregli Demir ve Celik Fabrikalari, AS .............................................       2,082,757
    TR         1,970,571    Izocam Ticaret ve Sanayii, AS......................................................         130,826
    TR         4,291,666    Koc Holding, AS....................................................................         751,882
    TR         3,446,800    Koc Yatirim ve Sanayii Mamullesi Pazarlanca, AS....................................         659,485
    TR         1,620,528    Marshall Boya ve Vernik Sanayii, AS................................................         124,024
    TR         1,958,000    Netas Northern Electric Telekomunic Asyon, AS......................................         442,333
    TR           699,200    Otosan Otomobil Sanayii, AS .......................................................         283,677
    TR           280,000    Petkim Petrokimya Holding, AS......................................................         112,310
    TR         1,907,865    Tat Konserve Sanayii, AS...........................................................         285,872
    TR       15,009,350a    Tofas Turk Otomobil Fabrikasi, AS..................................................         588,195
    TR         2,584,450    Trakya Cam Sanayii, AS.............................................................         131,069
    TR         4,169,996    Turk Demir Dokum...................................................................         376,818
    TR        23,861,400    Turkiye Garanti Bankasi, AS .......................................................       1,078,108
    TR         2,141,344    Vakif Finansal Kiralama, AS .......................................................          82,929
                                                                                                                   ------------
                                                                                                                     14,389,396
                                                                                                                   ------------

                            Venezuela  2.5%
    VE           256,080    Ceramica Carabobo CA, Class A......................................................       $ 279,601
    US           154,000    Ceramica Carabobo CA, Class A, ADR.................................................         168,145
    VE         2,765,696    Consolidada Carabobo, Class B......................................................         112,658
    VE         1,198,018    Electricidad de Caracas............................................................       1,214,986
    VE            60,000    Industrias Ventane.................................................................          40,063
    VE           10,000a    Manufacturera de Aparatos Domesticos, SA...........................................          11,045
    US           387,000    Mavesa, SA, ADR....................................................................       2,591,349
    VE            50,000    Siderurgica Venezolana Sivensa Saica Svs...........................................          37,585
    US           241,650    Siderurgica Venezolana Sivensa Saica Svs., ADR.....................................         908,238
    US           22,878b    Siderurgica Venezolana Sivensa SAICA Svs., ADR, Class B, new.......................          78,661
    VE           361,600    Vencemos de Cementos, SA...........................................................         987,034
    VE           110,240    Venezolana de Cementos-Vencemos #2.................................................         293,970
                                                                                                                   ------------
                                                                                                                      6,723,335
                                                                                                                   ------------
                            Zimbabwe  0.2%
    ZW            14,000    Delta Corp.........................................................................          49,057
    ZW            25,000    Ta Holdings........................................................................           4,034
    ZW           587,000    Transarchipel Shipping, Ltd.- TSL..................................................         378,902
    ZW             2,646    Zimbabwe Sun, Ltd..................................................................             988
                                                                                                                   ------------
                                                                                                                        432,981
                                                                                                                   ------------
                                  Total Common Stocks, Rights and Warrants (Cost $205,898,556).................     224,400,671
                                                                                                                   ------------
                            Preferred Stocks  7.5%
                            Brazil  7.4%
    BR      110,000,000a    Banco do Brazil, SA, pfd...........................................................         952,748
    BR      264,298,700a    Banespa-Banco do Estado de Sao Paulo, SA, pfd......................................       1,271,767
    BR         4,496,000    Brasmotor, SA, pfd.................................................................       1,248,288
    BR         2,975,700    Copene-Petroquimica do Nordeste, SA, Class A, pfd..................................       1,145,491
    BR        50,115,800    Duratex, SA, pfd...................................................................       1,880,970
    BR        11,529,000    Eletrobras-Centrais Eletricas Brasileiras, SA, Class B, pfd........................       4,282,739
    BR         1,484,200    Itausa-Investimentos Itau, SA, pfd.................................................       1,114,114
    BR          362,700a    Mannesmann, SA, pfd................................................................          52,358
    BR        46,537,000    Petrobras-Petroleo Brasileiro, SA, pfd.............................................       7,412,062
    BR        30,878,000    Unibanco-Uniao de Bancos Brasileiros, SA, pfd......................................       1,007,376
                                                                                                                   ------------
                                                                                                                     20,367,913
                                                                                                                   ------------
                            South Africa  0.1%
    ZA          747,600a    Rainbow Chicken Ltd., conv., pfd...................................................         153,403
                                                                                                                   ------------
                                  Total Preferred Stocks (Cost $19,127,504)....................................      20,521,316
                                                                                                                   ------------
                                  Total Long Term Investments (Cost $225,026,060)..............................     244,921,987
                                                                                                                   ------------
                Face
               Amount
                            Short Term Investments  10.1%
    US       $27,804,000    U S Treasury Bills, with maturities through 3/27/97 (Cost $27,567,030).............      27,569,514
                                                                                                                   ------------
                                      Total Investments  100.1% (Cost $252,593,090) ...........................     272,491,501
                                      Liabilities in Excess of Other Assets  (0.1%) ...........................        (393,080)
                                                                                                                   ------------
                                      Net Assets  100.0% ......................................................    $272,098,421
                                                                                                                   ============


                            At December 31, 1996, the net unrealized
                             depreciation based on the cost of investments for
                             income tax purposes of $252,696,690 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost .......................................    $ 46,909,792
                              Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value .......................................     (27,114,981)
                                                                                                                   ------------
                              Net unrealized appreciation .....................................................    $ 19,794,811
                                                                                                                   ============

CURRENCY LEGEND:
AR   - Argentina
BR   - Brazil
CN   - China
CS   - Czech Republic
GR   - Greece
HK   - Hong Kong
ID   - Indonesia
IL   - Israel
IN   - India
KR   - South Korea
LK   - Sri Lanka
MX   - Mexico
MY   - Malaysia
PH   - Philippines
PL   - Poland
PT   - Portugal
SG   - Singapore
SS   - Slovak Republic
TH   - Thailand
TR   - Turkey
US   - United States
VE   - Venezuela
ZA   - South Africa
ZU   - Taiwan
ZW   - Zimbabwe

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


               Shares/                                                                                                 Value
Country*       Rights        Templeton Global Growth Fund                                                            (Note 1)
                             Common Stocks & Rights  85.1%

                             Argentina  2.2%
    AR           681,655     Inversiones y Representacion.......................................................    $ 2,188,506
    US            1,400b     Inversiones y Representacion, GDR..................................................         44,625
    US            50,000     Telecom Argentina Stet France, SA, ADR.............................................      2,018,750
    US           386,900     Transportadora de Gas del Sur, SA, Class B, ADR....................................      4,739,525
    US           155,000     YPF Sociedad Anonima, ADR..........................................................      3,913,750
                                                                                                                   ------------
                                                                                                                     12,905,156
                                                                                                                   ------------
                             Australia  3.2%
    AU         1,070,707     Coles Myer, Ltd., Class A..........................................................      4,408,443
    AU         2,129,730     HIH Winterthur International Holdings, Ltd.........................................      5,332,366
    AU            34,179     Pacific BBA, Ltd...................................................................        120,350
    AU         2,149,000     Pacific Dunlop, Ltd. ..............................................................      5,466,020
    AU           712,750     RGC, Ltd...........................................................................      3,166,897
                                                                                                                   ------------
                                                                                                                     18,494,076
                                                                                                                   ------------
                             Austria  1.6%
    AT            30,000     Boehler Uddeholm, AG...............................................................      2,146,715
    AT            35,400     Evn Energie-Versorgung Niederoesterreich, AG.......................................      5,327,732
    AT            13,000     VA Technologies, AG, Bearer certificate............................................      2,039,934
                                                                                                                   ------------
                                                                                                                      9,514,381
                                                                                                                   ------------
                             Bermuda  2.3%
    US            80,000     Ace, Ltd...........................................................................      4,810,000
    US           255,000     Partnerre, Ltd.....................................................................      8,670,000
                                                                                                                   ------------
                                                                                                                     13,480,000
                                                                                                                   ------------
                             Brazil  0.6%
    BR       129,100,000     Companhia Siderurgica Nacional.....................................................      3,665,143
                                                                                                                   ------------
                             Canada  0.9%
    CA           119,700     Intrawest Corp.....................................................................      2,141,324
    CA            74,000a    Newbridge Networks Corp............................................................      2,090,500
    CA           195,000     Primex Forest Products, Ltd. ......................................................      1,124,822
                                                                                                                   ------------
                                                                                                                      5,356,646
                                                                                                                   ------------
                             China  1.0%
    CN        23,000,000     Shanghai Hai Xing Shipping Co., Class H............................................      2,676,320
    CN        13,356,000     Yizheng Chemical Fibre Co., Ltd., Class H..........................................      3,246,400
                                                                                                                   ------------
                                                                                                                      5,922,720
                                                                                                                   ------------
                             Czech Republic  1.0%
    US           171,000b    Komercni Banka, AS, GDR............................................................      4,688,820
    CZ             9,000a    SPT Telecom, AS....................................................................      1,120,615
                                                                                                                   ------------
                                                                                                                      5,809,435
                                                                                                                   ------------
                             Denmark  1.0%
    DK           110,200     Tele Danmark, AS, Class B..........................................................      6,081,678
                                                                                                                   ------------
                             Ecuador  0.2%
    US               400b    La Cemento Nacional CA, GDR........................................................         91,600
    US             3,600b    La Cemento Nacional CA, GDR........................................................        824,400
                                                                                                                   ------------
                                                                                                                        916,000
                                                                                                                   ------------
                             Finland  2.4%
    FI           145,000a    Enso OY, Class R...................................................................      1,175,761
    FI           270,000     Metsa Serla OY, Class B............................................................      2,025,000
    FI           130,000     Nokia, AB, Class A.................................................................      7,545,652
                             Finland (cont.)
    FI            65,000     Outokumpu OY, Class A .............................................................    $ 1,109,239
    FI            88,000a    UPM-Kymmene Corp. .................................................................      1,846,087
                                                                                                                   ------------
                                                                                                                     13,701,739
                                                                                                                   ------------
                             France  6.7%
    FR            30,490     Alcatel Alsthom, SA ...............................................................      2,450,961
    FR           157,102     AXA, SA ...........................................................................      9,998,777
    FR           126,500     Banque Nationale de Paris .........................................................      4,898,978
    FR            23,792     Compagnie Generale D' Industrie Et de Participati .................................      6,566,317
    US           112,708     Pechiney, SA, ADR .................................................................      2,254,160
    FR            83,000     Pechiney, SA, Class A .............................................................      3,480,077
    FR             5,388a    Sa des Galeries Lafayette .........................................................      1,918,273
    FR            41,972     Societe Elf Aquitane, SA ..........................................................      3,823,216
    FR            32,029     Union du Credit Bail Immobilier Unibail ...........................................      3,187,457
                                                                                                                   ------------
                                                                                                                     38,578,216
                                                                                                                   ------------
                             Germany  0.4%
    DD             6,300     Volkswagen, AG ....................................................................      2,616,640
                                                                                                                   ------------
                             Greece  0.5%
    GR            36,266     Alpha Credit Bank .................................................................      2,307,876
    US             5,867     Alpha Credit Bank, ADR.............................................................        373,340
                                                                                                                   ------------
                                                                                                                      2,681,216
                                                                                                                   ------------
                             Hong Kong  4.3%
    HK           800,000     Cheung Kong Holdings, Ltd. ........................................................      7,110,996
    HK         1,608,500     Hongkong Electric Holdings, Ltd. ..................................................      5,344,683
    HK           278,149     HSBC Holdings, Plc. ...............................................................      5,951,730
    HK           800,000     Jardine Strategic Holdings, Ltd. ..................................................      2,896,000
    HK         3,600,000     Shun Tak Holdings .................................................................      2,397,052
    HK           150,000     Swire Pacific, Ltd., Class A ......................................................      1,430,280
    HK            75,000     Swire Pacific, Ltd., Class B ......................................................        113,453
                                                                                                                   ------------
                                                                                                                     25,244,194
                                                                                                                   ------------
                             Hungary  0.6%
    US           256,358b    MOL Magyar Olay - Es Gazipari RT, GDS .............................................      3,204,475
                                                                                                                   ------------
                             India  0.3%
    GB           720,000a    India Fund, (The), Class B ........................................................      1,060,746
    US            37,000b    Larsen and Toubro, Ltd., GDR ......................................................        539,275
                                                                                                                   ------------
                                                                                                                      1,600,021
                                                                                                                   ------------
                             Indonesia  0.3%
    ID           305,700a    Asia Pacific Resources International, Class A .....................................      1,719,563
                                                                                                                   ------------
                             Italy  1.6%
    IT           896,800     Banca Fideuram, SPA ...............................................................      1,971,067
    IT         1,745,200     Fiat, SpA .........................................................................      5,262,077
    IT           962,290     Telecom Italia, SPA, di Risp ......................................................      1,913,789
                                                                                                                   ------------
                                                                                                                      9,146,933
                                                                                                                   ------------
                             Japan  2.0%
    JP           230,000     Daito Trust Construction Co., Ltd. ................................................      2,561,955
    JP           603,500     Hitachi, Ltd. .....................................................................      5,628,011
    JP           200,000     Matsushita Electric Industrial Co., Ltd. ..........................................      3,263,967
                                                                                                                   ------------
                                                                                                                     11,453,933
                                                                                                                   ------------
                             Mexico  1.7%
    MX           176,000     Alfa, SA de CV, Class A ...........................................................      $ 812,703
    US           901,000a    Alfa, SA de CV, Class A, ADR ......................................................      4,160,487
    MX         1,900,000a    Cifra, SA, Class B ................................................................      2,317,073
    US            86,400     Telefonos de Mexico, SA, Class L, ADR .............................................      2,851,200
                                                                                                                   ------------
                                                                                                                     10,141,463
                                                                                                                   ------------
                             Netherlands  1.5%
    NL            56,500     European Vinyls Corp., International, NV ..........................................      1,793,339
    NL           105,188     Ing Groep, NV .....................................................................      3,789,571
    NL            50,000     Koninklijke Frans Maas Groep, NV ..................................................      2,056,183
    NL            40,000     Koninklijke Nedlloyd, NV ..........................................................      1,098,175
                                                                                                                   ------------
                                                                                                                      8,737,268
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ           583,873     Fisher & Paykel, Ltd. .............................................................      2,290,864
                                                                                                                   ------------
                             Norway  0.5%
    NO           180,600     Helikopter Services Group, ASA ....................................................      2,350,235
    NO            45,000a    Nycomed, AS, Class B ..............................................................        691,439
                                                                                                                   ------------
                                                                                                                      3,041,674
                                                                                                                   ------------
                             Philippines  0.9%
    PH        19,923,321     Metro Pacific Corp., MDI ..........................................................      4,924,015
                                                                                                                   ------------
                             South Africa  0.5%
    ZA           200,000     Rustenburg Platinum Holdings, Ltd. ................................................      2,735,920
                                                                                                                   ------------
                             South Korea  1.1%
    KR             5,961a    Byuck San Corp., rights ...........................................................          2,822
    KR            17,000     Byucksan Development Co., Ltd. ....................................................        205,207
    KR            11,227     Keumkang Co., Ltd. ................................................................        511,526
    KR           100,000     Pacific Chemical Co., Ltd. ........................................................      1,976,331
    KR            19,560     Pohang Iron & Steel Co., Ltd. .....................................................      1,213,791
    KR           123,920     Shinhan Bank Co., Ltd. ............................................................      1,983,728
    KR             1,000     Tae Kwang Industrial Co., Ltd. ....................................................        331,953
                                                                                                                   ------------
                                                                                                                      6,225,358
                                                                                                                   ------------
                             Spain  2.9%
    ES             4,400     Banco Popular Espanol, SA .........................................................        864,240
    ES            75,000     Banco Santander, SA ...............................................................      4,800,693
    ES            63,900     Cristaleria Espanola, SA ..........................................................      5,020,451
    ES           450,000     Iberdrola, SA .....................................................................      6,377,816
                                                                                                                   ------------
                                                                                                                     17,063,200
                                                                                                                   ------------
                             Sweden  4.1%
    SE            35,000     Asea, AB, Class A .................................................................      3,951,700
    SE           192,100     Assidomaen, AB ....................................................................      5,351,877
    SE           722,500     Munksjo, AB .......................................................................      7,309,911
    SE            12,400b    Nordbanken, AB ....................................................................        375,463
    SE           190,000     Skandia Foersaekrings, AB, free ...................................................      5,376,951
    SE            68,000     Volvo, AB, Class B ................................................................      1,500,620
                                                                                                                   ------------
                                                                                                                     23,866,522
                                                                                                                   ------------

                             Switzerland  3.0%
    CH             2,200     Kuoni Reisen Holding, AG, Class B .................................................    $ 5,341,801
    CH             4,160a    Novartis, AG ......................................................................      4,764,494
    CH             3,000     Societe Generale de Surveillance Holdings, Ltd., bearer certificate ...............      7,373,926
                                                                                                                   ------------
                                                                                                                     17,480,221
                                                                                                                   ------------
                             Thailand
    TH            26,800a    MDX Public Co., Ltd. ..............................................................         20,639
                                                                                                                   ------------
                             United Kingdom  6.3%
    GB           121,606     BICC ..............................................................................      1,397,983
    US           655,100a,b  British Energy, Ltd., ADR .........................................................      1,649,702
    GB         1,376,200     British Gas, Plc. .................................................................      5,292,714
    GB         1,074,500     British Telecommunications, Plc. ..................................................      7,261,628
    GB         1,180,000     BTR, Plc. .........................................................................      5,740,912
    GB           135,000     BTR, Plc., Class A ................................................................        620,221
    GB         1,455,000a    Cordiant, Plc. ....................................................................      2,567,324
    GB         1,396,100     Dawson International, Plc. ........................................................      1,375,197
    GB           466,666     Lex Service, Plc. .................................................................      2,542,224
    GB           256,000     London Pacific Group, Ltd. ........................................................        918,765
    GB           249,000     McBride, Plc. .....................................................................        580,121
    GB           320,554     National Power, Plc. ..............................................................      2,685,286
    GB           225,493     Safeway, Plc. .....................................................................      1,560,612
    GB           275,300     W.H. Smith Group ..................................................................      2,025,582
                                                                                                                   ------------
                                                                                                                     36,218,271
                                                                                                                   ------------
                             United States  29.1%
    US            85,000     A T & T Corp. .....................................................................      3,697,500
    US            97,400     A.G. Edwards, Inc. ................................................................      3,275,075
    US           294,000     Archer Daniels Midland Co. ........................................................      6,468,000
    US           339,000a    Banner Aerospace, Inc. ............................................................      2,923,875
    US           230,000a    Bay Networks, Inc. ................................................................      4,801,250
    US            27,000     Citicorp ..........................................................................      2,781,000
    US           169,500     Dayton-Hudson Corp. ...............................................................      6,652,875
    US           109,300     Dean Witter Discover & Co. ........................................................      7,241,125
    US            84,800a    DSC Communications Corp. ..........................................................      1,515,800
    US            58,500     Entergy Corp. .....................................................................      1,623,375
    US           156,000     Federal National Mortgage Association .............................................      5,811,000
    US            90,000     Ford Motor Co. ....................................................................      2,868,750
    US           136,500a    Fruit of the Loom, Inc., Class A ..................................................      5,169,938
    US            89,000     General Growth Properties .........................................................      2,870,250
    US            60,000     General Motors Corp. ..............................................................      3,345,000
    US            66,000     General Motors Corp., Class H .....................................................      3,712,500
    US            34,000     Georgia-Pacific Corp. .............................................................      2,448,000
    US            70,000     Goodyear Tire & Rubber Co. ........................................................      3,596,250
    US           269,000     Highwood Properties, Inc., REIT ...................................................      9,078,750
    US            34,700     Horizon Group Inc. ................................................................        689,663
    US            52,800     Houghton Mifflin Co. ..............................................................      2,989,800
    US           250,000a    Humana, Inc. ......................................................................      4,781,250
    US            14,600     IBP, Inc. .........................................................................        354,050
    US            35,200     International Business Machines Corp. .............................................      5,315,200
    US            48,900a    Landstar System, Inc. .............................................................      1,136,925
    US            97,902     Limited, Inc. .....................................................................      1,798,949
    US            27,547     Lucent Technologies Inc. ..........................................................      1,274,049
                             United States (cont.)
    US            42,000     Merrill Lynch & Co., Inc. .........................................................    $ 3,423,000
    US           100,000     Motorola, Inc. ....................................................................      6,137,500
    US            32,000     National Health Investors, Inc. ...................................................      1,212,000
    US           157,000a    OMI Corp. .........................................................................      1,373,750
    US            50,000     Owens Corning .....................................................................      2,131,250
    US            70,000     PECO Energy Co. ...................................................................      1,767,500
    US           151,700     Pharmacia & Upjohn ................................................................      6,011,113
    US           150,000a    Pinnacle Systems Inc. .............................................................      1,575,000
    US           150,000     Post Properties Inc. ..............................................................      6,037,500
    US            24,000     Reliastar Financial Corp. .........................................................      1,386,000
    US            80,000     Rouse Co. .........................................................................      2,540,000
    US           130,000a    Syms Corp. ........................................................................      1,105,000
    US           120,000     Torchmark Corp. ...................................................................      6,060,000
    US           127,467     Travelers, Inc. ...................................................................      5,783,800
    US           172,200     U.S. West Communications Group ....................................................      5,553,450
    US           114,200     UNUM Corp. ........................................................................      8,250,950
    US            81,000     Valero Energy Corp. ...............................................................      2,318,625
    US           115,000     Weeks Corp. .......................................................................      3,823,750
    US           240,000     Wheelabrator Technologies, Inc. ...................................................      3,900,000
                                                                                                                   ------------
                                                                                                                    168,610,387
                                                                                                                   ------------
                                   Total Common Stocks & Rights (cost $409,794,932).............................    493,447,967
                                                                                                                   ------------
                             Preferred Stocks  4.4%
                             Australia  0.8%
    AU         1,093,400     News Corp. Ltd. ...................................................................      4,866,895
                                                                                                                   ------------
                             Brazil  2.3%
    BR       258,441,822     Banco Bradesco, SA, pfd. ..........................................................      1,872,839
    BR       151,938,238     Cemig-Cia Energetica de Minas Gerais, pfd..........................................      5,176,223
    BR         1,952,000     Coteminas Cia Tecidos Norte de Minas, pfd. ........................................        622,946
    US            75,000     Telebras-Telecomunicacoes Brasileiras, SA, pfd., ADR ..............................      5,737,500
                                                                                                                   ------------
                                                                                                                     13,409,508
                                                                                                                   ------------
                             Greece  0.4%
    GR           374,380     Michaniki, SA, pfd. ...............................................................      2,481,096
                                                                                                                   ------------
                             Italy  0.8%
    IT         2,203,300     Concessioni e Costruzioni Autostrade, SpA, Class B, pfd. ..........................      4,331,025
                                                                                                                   ------------
                             Mexico  0.1%
    US             6,500     Nacional Financiera, SA, 11.25%, 5/15/98, cvt. pfd. ...............................        221,000
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $20,478,167) ...................................     25,309,524
                                                                                                                   ------------
                                   Total Common Stocks, Rights & Preferred Stocks (Cost $430,273,099) ..........    518,757,491
                                                                                                                   ------------
                Face
               Amount
                             Convertible Bonds  1.3%
                             Italy  0.8%
    US       $ 4,950,000     Government of Italy, cvt., 5.00%, 6/28/01 .........................................      4,888,125
                                                                                                                   ------------
                             Mexico  0.2%
    US         1,210,000     Empresas ICA Sociedad Controladora, SA, cvt., 5.00%, 3/15/04 ......................        840,950
                                                                                                                   ------------
                             Switzerland  0.1%
    US           365,000     C.S. Holding Finance BV, cvt., 4.875%, 11/19/02 ...................................        573,050
                                                                                                                   ------------
                             Thailand  0.2%
    US       $ 3,602,000     MDX Public Co., Ltd., cvt., 4.75%, 9/17/03 ........................................    $ 1,386,770
                                                                                                                   ------------
                                   Total Convertible Bonds (Cost $7,798,236) ...................................      7,688,895
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $438,071,335) .............................    526,446,386
                                                                                                                   ------------
                       h     Receivables from Repurchase Agreements 10.7%
              44,353,000     Aubrey G. Lanston & Co., 6.75%, 01/02/97, (Maturity Value $45,728,142)
                              (Cost $61,988,000)
                              Collateral: U.S. Treasury Notes, 6.875%, 7/31/99 .................................     45,711,000
              16,075,000     Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $16,283,104)
                              Collateral: U.S. Treasury Notes, 6.25%, 7/31/98 ..................................     16,277,000
                                                                                                                   ------------
                                    Total Receivables From Repurchase Agreements ...............................     61,988,000
                                                                                                                   ------------
                                       Total Investments (Cost $500,059,335)  101.5% ...........................    588,434,386
                                       Liabilities in Excess of Other Assets  (1.5%) ...........................     (8,556,999)
                                                                                                                   ------------
                                       Net Assets  100.0%.......................................................   $579,877,387
                                                                                                                   ============

                             At December 31, 1996, the net unrealized
                              appreciation based on the cost of investments for
                              income tax purposes of $500,072,682 was as
                              follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................   $110,740,401
                               Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value .......................................    (22,378,697)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................   $ 88,361,704
                                                                                                                   ============

COUNTRY LEGEND:
AR     - Argentina
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CN     - China
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece
HK     - Hong Kong
ID     - Indonesia
IN     - India

IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherland
NO     - Norway
NZ     - New Zealand
PH     - Philippines
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa

PORTFOLIO ABBREVIATION:
REIT   - Real Estate Investment Trust

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
Country*       Shares        Templeton Global Asset Allocation Fund                                                   (Note 1)
                             Common Stocks  55.5%

                             Argentina  0.3%
    US             2,000     Telecom Argentina Stet France, SA, ADR ............................................       $ 80,750
    US             6,900     Transportadora de Gas del Sur, SA, Class B, ADR ...................................         84,525
                                                                                                                   ------------
                                                                                                                        165,275
                                                                                                                   ------------
                             Australia  1.2%
    AU            60,707     Coles Myer, Ltd., Class A .........................................................        249,950
    AU            95,654     HIH Winterthur International Holdings, Ltd. .......................................        239,496
    AU            42,439     Pacific BBA, Ltd. .................................................................        149,435
    AU             2,550     Pacific Dunlop, Ltd. ..............................................................          6,486
    AU            10,182     RGC, Ltd. .........................................................................         45,241
                                                                                                                   ------------
                                                                                                                        690,608
                                                                                                                   ------------
                             Austria  0.9%
    AT            1,060b     Boehler Uddeholm, AG ..............................................................         75,851
    AT             3,000     Evn Energie-Versorgung Niederoesterreich, AG ......................................        451,503
                                                                                                                   ------------
                                                                                                                        527,354
                                                                                                                   ------------
                             Bermuda  1.9%
    US             8,400     Ace, Ltd. .........................................................................        505,050
    US            17,500     Partnerre, Ltd. ...................................................................        595,000
                                                                                                                   ------------
                                                                                                                      1,100,050
                                                                                                                   ------------
                             Brazil  2.0%
    US             7,500     Cia Energetica de Minas Gerais, ADR ...............................................        255,510
    BR        16,300,000     Companhia Siderurgica Nacional ....................................................        462,756
    US             7,700     Companhia Siderurgica Nacional, ADR ...............................................        218,603
    US            12,600     Lojas Americanas, SA, ADR .........................................................        166,125
                                                                                                                   ------------
                                                                                                                      1,102,994
                                                                                                                   ------------
                             Canada  1.1%
    CA            20,200     Hudsons Bay Co. ...................................................................        337,761
    CA            15,200     Intrawest Corp. ...................................................................        271,914
                                                                                                                   ------------
                                                                                                                        609,675
                                                                                                                   ------------
                             Chile  0.2%
    US             4,800     Madeco Manufacturera de Cobre, SA, ADR ............................................        116,400
                                                                                                                   ------------
                             China  0.7%
    HK           286,000     Shanghai Pechemical Co., Ltd., Class H ............................................         86,896
    HK         1,332,000     Yizheng Chemical Fibre Co., Ltd., Class H .........................................        323,765
                                                                                                                   ------------
                                                                                                                        410,661
                                                                                                                   ------------
                             Colombia  0.1%
    US             5,000a,b  Cementos Paz del Rio, SA, ADR .....................................................         63,750
                                                                                                                   ------------
                             Czech Republic  0.4%
    CZ             2,000a    SPT Telecom, AS ...................................................................        249,026
                                                                                                                   ------------
                             Denmark  0.4%
    DK             4,000     Tele Danmark, AS, Class B .........................................................        220,751
                                                                                                                   ------------
                             Ecuador  0.7%
    US               400     La Cemento Nacional CA, GDR .......................................................         91,600
    US             1,400b    La Cemento Nacional CA, GDR .......................................................        320,600
                                                                                                                   ------------
                                                                                                                        412,200
                                                                                                                   ------------
                             Egypt  0.9%
    EG            31,299a    Suez Cement Co. ...................................................................        507,367
                                                                                                                   ------------
                             Finland  0.9%
    FI            10,000a    Enso OY, Class R ..................................................................       $ 81,087
    FI             3,750     Metsa Serla OY, Class B ...........................................................         28,125
    FI             5,000     Nokia, AB, Class A ................................................................        290,217
    FI             4,200a    UPM-Kymmene Corp. .................................................................         88,109
                                                                                                                   ------------
                                                                                                                        487,538
                                                                                                                   ------------
                             France  4.0%
    FR            12,331     AXA, SA ...........................................................................        784,808
    FR             9,000     Banque Nationale de Paris .........................................................        348,544
    FR             7,418     Regie Nationale des Usines Renault, SA ............................................        159,519
    FR             9,700     Rhone-Poulenc, SA, Class A ........................................................        330,941
    FR             1,805     Societe Elf Aquitane, SA ..........................................................        164,417
    FR             2,556     Total, SA, Class B ................................................................        208,029
    FR             2,500     Union du Credit Bail Immobilier Unibail ...........................................        248,795
                                                                                                                   ------------
                                                                                                                      2,245,053
                                                                                                                   ------------
                             Germany  0.3%
    DD               360     Volkswagen, AG ....................................................................        149,522
                                                                                                                   ------------
                             Greece  0.3%
    GR             3,066     Alpha Credit Bank .................................................................        195,112
                                                                                                                   ------------
                             Hong Kong  2.2%
    HK            32,000     Cheung Kong Holdings, Ltd. ........................................................        284,440
    HK           111,000     Grand Hotel Holdings, Ltd. ........................................................         46,642
    HK         1,114,960     Hon Kwok Land Investment Co., Ltd. ................................................        432,462
    HK             7,963     Peregrine Investments Holdings, Ltd. ..............................................         13,641
    HK           244,000     Shun Tak Holdings .................................................................        162,467
    HK           774,000     Yue Yuen Industrial (Holdings), Ltd. ..............................................        295,210
                                                                                                                   ------------
                                                                                                                      1,234,862
                                                                                                                   ------------
                             Hungary  0.3%
    US            12,107b    MOL Magyar Olay - Es Gazipari, RT, GDS ............................................        151,337
                                                                                                                   ------------
                             Indonesia  0.5%
    US            19,300a    Asia Pacific Resources International, Class A .....................................        108,562
    ID             1,000     PT Bank Bali, fgn. ................................................................          2,498
    ID           154,000     PT Lippo Bank, fgn. ...............................................................        149,958
                                                                                                                   ------------
                                                                                                                        261,018
                                                                                                                   ------------
                             Irish Republic  0.7%
    GB            42,733     Bank of Ireland ...................................................................        390,552
                                                                                                                   ------------
                             Italy  0.4%
    IT            74,700     Banca Fideuram, SpA ...............................................................        164,182
    IT            10,000     STET (Sta Finanziaria Telefonica Torino), SpA .....................................         45,468
                                                                                                                   ------------
                                                                                                                        209,650
                                                                                                                   ------------
                             Japan  0.8%
    JP            12,000     Daito Trust Construction Co., Ltd. ................................................        133,667
    JP             5,000     Matsushita Electric Industrial Co., Ltd. ..........................................         81,599
    JP             3,500     Nintendo Co., Ltd. ................................................................        249,331
                                                                                                                   ------------
                                                                                                                        464,597
                                                                                                                   ------------
                             Mexico  1.4%
    MX            26,800     Alfa, SA de CV, Class A ...........................................................        123,753
    MX            58,000a,b  Alfa, SA de CV, Class A ...........................................................        267,823
                             Mexico (cont.)
    MX            96,200a    Cifra, SA, Class B ................................................................      $ 117,317
    US             3,000a    Empresas ICA Sociedad Controladora, SA, ADR .......................................         43,875
    US             6,709     Telmex-Telefonos de Mexico, SA, Class L, ADR ......................................        221,397
                                                                                                                   ------------
                                                                                                                        774,165
                                                                                                                   ------------
                             Netherlands  0.5%
    NL             5,097     Ing Groep, NV .....................................................................        183,628
    NL             2,900     Philips Electronics, NV ...........................................................        117,579
                                                                                                                   ------------
                                                                                                                        301,207
                                                                                                                   ------------
                             New Zealand  0.4%
    NZ            51,300     Ceramico Corp., Ltd. ..............................................................         48,960
    US             9,000a    Tranz Rail Holdings, Ltd., ADR ....................................................        159,187
                                                                                                                   ------------
                                                                                                                        208,147
                                                                                                                   ------------
                             Norway  0.5%
    NO            14,800     Elkem, AS .........................................................................        243,650
    NO             1,700     Hafslund, ASA, Class B ............................................................         11,648
    NO             1,700a    Nycomed, ASA, Class B .............................................................         26,121
                                                                                                                   ------------
                                                                                                                        281,419
                                                                                                                   ------------
                             Russia  0.5%
    US            10,000b    Mosenergo, ADR ....................................................................        308,000
                                                                                                                   ------------
                             South Africa
    ZA               400     Rustenburg Platinum Holdings, Ltd. ................................................          5,472
                                                                                                                   ------------
                             South Korea  0.4%
    KR             9,000     Korea Long Term Credit Bank .......................................................        158,557
    KR               940     Pohang Iron & Steel Co., Ltd. .....................................................         58,331
                                                                                                                   ------------
                                                                                                                        216,888
                                                                                                                   ------------
                             Spain  0.9%
    ES             9,500     Dragados y Construcciones, SA .....................................................        146,351
    ES            20,500     Iberdrola, SA .....................................................................        290,545
    ES             1,750     Telefonica de Espana, SA ..........................................................         40,641
                                                                                                                   ------------
                                                                                                                        477,537
                                                                                                                   ------------
                             Sweden  2.7%
    SE             2,300     Electrolux, AB, Class B ...........................................................        133,551
    SE               165a    Fastighets Naeckebro, AB, Class A .................................................          2,831
    SE             5,000     Marieberg Tidnings, AB, Class A ...................................................        122,437
    SE             9,575     Mo Och Domsjoe, AB, Class B .......................................................        269,566
    SE            18,000b    Nordbanken, AB.....................................................................        545,027
    SE            13,800     Skandia Foersaekrings, AB .........................................................        390,536
    SE             1,650     Svenska Handelsbanken, Class A ....................................................         47,420
                                                                                                                   ------------
                                                                                                                      1,511,368
                                                                                                                   ------------
                             Switzerland  1.6%
    CH             4,085     CS Holding ........................................................................        419,640
    CH                70     Kuoni Reisen Holding, AG, Class B .................................................        169,966
    CH               115     Societe Generale de Surveillance Holdings, Ltd. ...................................        282,667
                                                                                                                   ------------
                                                                                                                        872,273
                                                                                                                   ------------
                             Thailand  0.2%
    TH            30,000     Chareon Pokphand Feedmill Public Co., Ltd., fgn. ..................................        108,789
                                                                                                                   ------------
                             United Kingdom  4.4%
    GB            66,780     British Energy, Ltd. ..............................................................      $ 168,168
    US            47,700a,b  British Energy, Ltd., ADR .........................................................        120,120
    GB            40,000     British Gas, Plc. .................................................................        153,836
    GB            65,000     British Telecommunications, Plc. ..................................................        439,279
    GB            23,400     BTR, Plc. .........................................................................        113,845
    GB            45,000a    Cordiant, Plc. ....................................................................         79,402
    GB            13,500     Dawson International, Plc. ........................................................         13,298
    GB            76,100     Invesco, Plc. .....................................................................        338,300
    GB            21,666     Lex Service, Plc. .................................................................        118,028
    GB           118,414     Railtrack Group, Plc. .............................................................        786,059
    US             7,000     Sea Containers, Ltd., Class A .....................................................        109,375
    GB             2,200     W.H. Smith Group ..................................................................         16,187
                                                                                                                   ------------
                                                                                                                      2,455,897
                                                                                                                   ------------
                             United States  20.8%
    US             7,000     AT&T Corp. ........................................................................        304,500
    US             1,100     A.G. Edwards, Inc. ................................................................         36,987
    US             2,860     AK Steel Holding Corp., REIT ......................................................        113,327
    US            16,800     Archer Daniels Midland Co. ........................................................        369,600
    US            33,026a    Bay Networks, Inc. ................................................................        689,418
    US             5,900     Beacon Properties Corp. ...........................................................        216,087
    US             6,800     Carramerica Realty Corp. ..........................................................        198,900
    US             2,400     Citicorp ..........................................................................        247,200
    US             5,000     Crescent Real Estate Equities Co., REIT ...........................................        263,750
    US            11,100     Dayton-Hudson Corp. ...............................................................        435,675
    US            10,000     Dean Witter Discover & Co. ........................................................        662,500
    US            15,200     Entergy Corp. .....................................................................        421,800
    US            12,450a    Fruit of the Loom, Inc., Class A ..................................................        471,544
    US             2,700     General Motors Corp. ..............................................................        150,525
    US             3,100     General Motors Corp., Class H .....................................................        174,375
    US             2,500     Georgia-Pacific Corp. .............................................................        180,000
    US             3,600     Goodyear Tire & Rubber Co. ........................................................        184,950
    US            12,200a    Healthsource, Inc. ................................................................        160,125
    US            16,600     Highwoods Properties, Inc., REIT ..................................................        560,250
    US            12,000     Horizon Group, Inc. ...............................................................        238,500
    US             9,500     Houghton Mifflin Co. ..............................................................        537,938
    US            18,200a    Humana, Inc. ......................................................................        348,075
    US             3,500     International Business Machines Corp. .............................................        528,500
    US           13,000a     Landstar System, Inc. .............................................................        302,250
    US             2,268     Lucent Technologies, Inc. .........................................................        104,895
    US             2,000     Merrill Lynch & Co., Inc. .........................................................        163,000
    US             5,300     Motorola, Inc. ....................................................................        325,287
    US             8,000     Oregon Steel Mills, Inc. ..........................................................        134,000
    US             1,800     PECO Energy Co. ...................................................................         45,450
    US             5,200a    Pinnacle Systems, Inc. ............................................................         54,600
    US             7,600     Post Properties, Inc., REIT .......................................................        305,900
    US            12,000     Presidential Life Corp. ...........................................................        144,750
    US            13,500     Rouse Co. .........................................................................        428,625
    US            15,000     Summit Properties, Inc., REIT .....................................................        331,875
    US            17,500     Sun Co., Inc. .....................................................................        426,563
    US             1,400     Texas Utilties Co. ................................................................         57,050
    US             7,000     Torchmark Corp. ...................................................................        353,500
                             United States (cont.)
    US             4,000     UNUM Corp. ........................................................................      $ 289,000
    US             1,000     U.S. West Communications Group ....................................................         32,250
    US             2,400     Valero Energy Corp. ...............................................................         68,700
    US             7,100     Walbro Corp. ......................................................................        129,575
    US             7,500     Weeks Corp. .......................................................................        249,375
    US            17,000     Wheelabrator Technologies, Inc. ...................................................        276,250
                                                                                                                   ------------
                                                                                                                     11,717,421
                                                                                                                   ------------
                                   Total Common Stocks (Cost $26,378,839) ......................................     31,203,935
                                                                                                                   ------------
                             Preferred Stocks  1.5%
                             Argentina  1.2%
    US             4,700     Cia de Inversiones en Telecomunicaciones, SA, pfd. cvt. ...........................        246,750
    US             7,800b    Cia Inversiones Telecomunicaciones, SA, pfd., cvt. ................................        409,500
                                                                                                                   ------------
                                                                                                                        656,250
                                                                                                                   ------------
                             Greece  0.3%
    GR            29,990     Michaniki, SA, pfd. ...............................................................        198,750
                                                                                                                   ------------
                                   Total Preferred Stocks (Cost $921,813).......................................        855,000
                                                                                                                   ------------
                                   Total Common Stocks and Preferred Stocks (Cost $27,300,652)..................     32,058,935
                                                                                                                   ------------
               Face
              Amount
                             Bonds  28.1%
                             Argentina  1.4%
    US         $ 100,000     Bridas Corp., Yankee, 12.50%, 11/18/99 ............................................        107,750
    US           100,000b    Industrias Metalurgicas Pescarmona,11.75%, 03/27/98 ...............................        103,000
    US           100,000     Republic of Argentina, 6.375%, FRN, 03/31/23 ......................................         77,125
    US           160,000     Republic of Argentina, Series L, 5.25%, VRN, 03/31/23 .............................        102,000
    US           200,000     Republic of Argentina, 11.00%, 10/09/06 ...........................................        211,000
    US           200,000     Republic of Argentina, 9.25%, 02/23/01 ............................................        202,000
                                                                                                                   ------------
                                                                                                                        802,875
                                                                                                                   ------------
                             Australia  2.1%
    AU         1,240,000     Government of Australia, 10.00%, 10/15/02 .........................................      1,118,454
    AU             7,971     HIH Winterthur International Holdings, Ltd., 8.00%, 11/02/01 ......................         33,706
                                                                                                                   ------------
                                                                                                                      1,152,160
                                                                                                                   ------------
                             Brazil  1.3%
    US           150,000b    Centrais Electricas Brasileiras, SA, 10.00%, 10/30/98 .............................        156,000
    US           100,000     Government of Brazil, 5.00%, 04/15/24 .............................................         63,000
    US           250,000     Government of Brazil, 6.50%, 04/15/24 .............................................        192,969
    US           430,000     Government of Brazil, cvt., Series L, 6.5625%, FRN, 04/15/12 ......................        327,069
                                                                                                                   ------------
                                                                                                                        739,038
                                                                                                                   ------------
                             Canada  0.8%
    CA           480,000     Government of Canada, 10.25%, 02/01/04 ............................................        433,404
                                                                                                                   ------------
                             Denmark  1.2%
    DK           235,000     Government of Denmark, 8.00%, 05/15/03 ............................................         44,203
    DK         1,320,000     Kingdom of Denmark, 8.00%, 11/15/01 ...............................................        248,803
    DK         2,000,000     Kingdom of Denmark, 9.00%, 11/15/00 ...............................................        386,993
                                                                                                                   ------------
                                                                                                                        679,999
                                                                                                                   ------------
                             Ecuador  0.5%
    US           400,000     Republic of Ecuador, disc, FRN, 6.50%, 02/28/25 ...................................        276,000
                                                                                                                   ------------
                             Germany  0.4%
    DD         $ 100,000     Deutsche Bundespost, 7.75%, 10/01/04 ..............................................       $ 72,993
    DD            65,000     Federal Republic of Germany, 6.50%, 07/15/03 ......................................         44,928
    DD            80,000     Federal Republic of Germany, Bundes, 8.25%, 09/20/01 ..............................         59,533
    DD            85,000     Federal Republic of Germany, Bundesobl, 6.625%, 01/20/98 ..........................         57,160
                                                                                                                   ------------
                                                                                                                        234,614
                                                                                                                   ------------
                             Indonesia  0.2%
    US            87,000     PT Polysindo International Finance Co., Series B, 11.375%, 06/15/06 ...............         93,851
                                                                                                                   ------------
                             Irish Republic  0.1%
    IR            35,000     Republic of Ireland, 6.25%, 10/18/04 ..............................................         58,549
                                                                                                                   ------------
                             Italy  3.4%
    IT       490,000,000     Buoni Poliennali del Tes, 10.50%, 09/1/05..........................................        386,247
    IT       640,000,000     Buoni Poliennali del Tes, 10.50%, 11/01/00 ........................................        476,369
    US           490,000     Government of Italy, 5.00%, 06/28/01, cvt..........................................        483,875
    IT       780,000,000     Government of Italy, 10.50%, 07/15/00 .............................................        576,459
                                                                                                                   ------------
                                                                                                                      1,922,950
                                                                                                                   ------------
                             Mexico  2.5%
    US           130,000     Bancomer, SA, 8.00%, 07/07/98 .....................................................        130,162
    US           200,000b    Cemex, SA, 10.75%, 07/15/00 .......................................................        211,750
    US         1,000,000     United Mexican States, 11.375%, 09/15/16 ..........................................      1,053,750
                                                                                                                   ------------
                                                                                                                      1,395,662
                                                                                                                   ------------
                             Netherlands  0.6%
    NL           500,000     Netherlands Govt., 7.00%, 03/15/99, 1 & 2..........................................        309,875
                                                                                                                   ------------
                             New Zealand  1.0%
    NZ           690,000     Government of New Zealand, 10.00%, 03/15/02 .......................................        548,081
                                                                                                                   ------------
                             Philippines  0.5%
    US           270,000     Phillipine Long Distance Telephone Co., 9.25%, 06/30/06 ...........................        288,900
                                                                                                                   ------------
                             Poland  0.7%
    US           400,000b    Poland Communications Inc., 9.875%, 11/01/03 ......................................        397,500
                                                                                                                   ------------
                             Spain  1.1%
    ES        55,020,000     Government of Spain, 12.25%, 03/25/00 .............................................        502,374
    ES        13,580,000     Spain Govt., 10.15%, 01/31/06 .....................................................        123,996
                                                                                                                   ------------
                                                                                                                        626,370
                                                                                                                   ------------
                             Sweden  1.2%
    SE           500,000     Government of Sweden, 6.00%, 02/09/05 .............................................         71,050
    SE         1,900,000     Kingdom of Sweden, 10.25%, 05/05/03 ...............................................        339,932
    SE        19,020,000     Kingdom of Sweden, 11.30%, 01/15/02 ...............................................        177,080
    SE           300,000     Sweden Kingdom, 13.00%, 06/15/01 ..................................................         56,381
                                                                                                                   ------------
                                                                                                                        644,443
                                                                                                                   ------------
                             Trinidad and Tobago  0.3%
    US           170,000b    Sei Holdings IX Inc., 11.00%, 11/30/00 ............................................        182,750
                                                                                                                   ------------
                             United Kingdom  1.8%
    GB           235,000     United Kingdom, 8.00%, 12/07/00 ...................................................        413,647
    GB            80,000     United Kingdom, stk., 10.00%, 09/08/03 ............................................        155,463
    GB           235,000     United Kingdom, stk., 10.50%, 05/19/99 ............................................        432,770
                                                                                                                   ------------
                                                                                                                      1,001,880
                                                                                                                   ------------
                             United States  5.7%
    US         $ 405,000     U.S. Treasury Bonds, 6.375%, 08/15/02 .............................................      $ 407,785
    US           380,000     U.S. Treasury Notes, 7.875%, 11/15/99 .............................................        398,288
    US           380,000     U.S. Treasury Notes, 8.50%, 02/15/00 ..............................................        405,888
    US         1,000,000     U.S. Treasury Notes, 6.125%, 07/31/00 .............................................      1,000,313
    US         1,010,000     U.S. Treasury Notes, 6.25%, 08/31/00 ..............................................      1,014,104
                                                                                                                   ------------
                                                                                                                      3,226,378
                                                                                                                   ------------
                             Venezuela  1.4%
    US           250,000     Republic of Venezuela, 6.75%, 03/31/20, Par Bond, Series B.........................        191,250
    US           500,000     Republic of Venezuela, Series A, 6.75%, 03/31/20 ..................................        382,500
    US           250,000     Venezuela DCB, 6.50%, FRN, 12/18/07 ...............................................        220,312
                                                                                                                   ------------
                                                                                                                        794,062
                                                                                                                   ------------
                                   Total Bonds (Cost $15,552,515)...............................................     15,809,341
                                                                                                                   ------------
                                   Total Long Term Investments (Cost $42,853,167)...............................     47,868,276
                                                                                                                   ------------
                       h     Receivables From Repurchase Agreements  13.9%
    US         7,830,000     Lehman Brothers Inc., 6.75%, 01/02/97 (Maturity Value $7,840,939) (Cost $7,838,000)
                              Collateral: U.S. Treasury Notes, 6.75%, 05/15/97 .................................      7,838,000
                                                                                                                   ------------
                                       Total Investments (Cost $50,691,167)  99.0%..............................     55,706,276
                                       Other Assets and Liabilities, Net  1.0%..................................        567,850
                                                                                                                   ------------
                                       Net Assets  100.0% ......................................................    $56,274,126
                                                                                                                   ============

                             At December 31, 1996, the unrealized appreciation
                              based on the cost of investments for income tax
                              purposes of $50,691,167 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................................    $ 5,912,883
                               Aggregate gross unrealized depreciation for all investments which
                              there was an excess of tax cost over value .......................................       (897,774)
                                                                                                                   ------------
                               Net unrealized appreciation .....................................................    $ 5,015,109
                                                                                                                   ============

COUNTRY LEGEND:
AT     - Austria
AU     - Australia
BR     - Brazil
CA     - Canada
CH     - Switzerland
CZ     - Czech Republic
DD     - Germany
DK     - Denmark
EG     - Egypt
ES     - Spain
FI     - Finland
FR     - France
GB     - United Kingdom
GR     - Greece

HK     - Hong Kong
ID     - Indonesia
IR     - Irish Republic
IT     - Italy
JP     - Japan
KR     - South Korea
MX     - Mexico
NL     - Netherlands
NO     - Norway
NZ     - New Zealand
SE     - Sweden
TH     - Thailand
US     - United States
ZA     - South Africa
PORTFOLIO ABBREVIATIONS:
FRN    - Floating Rate Notes
REIT   - Real Estate Investment Trust
VRN    - Variable Rate Notes

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private transaction; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                       Value
   Shares        Small Cap Fund                                                                                      (Note 1)
                 Common Stocks  91.0%

                 Commercial Services  1.5%
      46,150a    Labor Ready, Inc. ............................................................................       $ 623,025
      72,200     Norrell Corp. ................................................................................       1,967,450
                                                                                                                   ------------
                                                                                                                      2,590,475
                                                                                                                   ------------
                 Consumer Products Durables  4.6%
      56,650a    Belmont Homes, Inc. ..........................................................................         545,256
      80,000a    Cannondale Corp. .............................................................................       1,800,000
     106,250     Clayton Homes, Inc. ..........................................................................       1,434,375
      79,500a    Galoob Toys, Inc. ............................................................................       1,113,000
      75,000a    K2, Inc. .....................................................................................       2,062,500
      21,700a    RockShox, Inc. ...............................................................................         314,650
      49,500a    Southern Energy Homes, Inc. ..................................................................         569,250
                                                                                                                   ------------
                                                                                                                      7,839,031
                                                                                                                   ------------
                 Consumer Products Non-Durables  3.8%
       3,200a    Consolidated Cigar Holdings, Inc. ............................................................          79,200
      79,000a    Designer Holdings, Ltd. ......................................................................       1,273,875
     100,000a    Donna Karan International, Inc. ..............................................................       1,412,500
      26,000a    Scholastic Corp. .............................................................................       1,748,500
      41,000a    Tommy Hilfiger Corp. .........................................................................       1,968,000
                                                                                                                   ------------
                                                                                                                      6,482,075
                                                                                                                   ------------
                 Consumer Services  2.9%
      95,000a    CapStar Hotel Co. ............................................................................       1,864,375
     105,000a    Prime Hospitality Corp. ......................................................................       1,693,125
      45,900a    Starbucks Corp. ..............................................................................       1,313,888
      10,100a    Veterinary Centers of America, Inc. ..........................................................         111,100
                                                                                                                   ------------
                                                                                                                      4,982,488
                                                                                                                   ------------
                 Electronic Technology  8.4%
      61,300a    Komag, Inc. ..................................................................................       1,662,763
      35,000a    Lexmark International Group, Inc., Class A ...................................................         966,875
      51,400     Logicon, Inc. ................................................................................       1,876,100
      54,000a    Natural Microsystems Corp. ...................................................................       1,701,000
      42,000a    Newbridge Networks Corp. .....................................................................       1,186,500
      55,000a    Quantum Corp. ................................................................................       1,574,375
     183,000a    Spectralink Corp. ............................................................................         480,375
      98,300a    Tekelec.......................................................................................       1,548,225
      90,000a    Tracor, Inc. .................................................................................       1,912,500
      25,000a    Verilink Corp. ...............................................................................         831,250
     150,000a    Visioneer, Inc. ..............................................................................         675,000
                                                                                                                   ------------
                                                                                                                     14,414,963
                                                                                                                   ------------
                 Energy & Minerals  6.1%
     140,000a,d  Abacan Resource Corp. (Canada)................................................................       1,216,250
      49,000a    Barrett Resources Corp. ......................................................................       2,088,625
     146,400a    Cairn Energy USA, Inc. .......................................................................       1,464,000
      53,000     Devon Energy Corp. ...........................................................................       1,841,750
      32,000a    Input/Output, Inc. ...........................................................................         592,000
       7,900a    National-Oilwell, Inc. .......................................................................         242,925
      40,700a    Parallel Petroleum Corp. .....................................................................         190,781
      74,000a    Titan Exploration, Inc. ......................................................................         888,000
      81,600a    Varco International, Inc. ....................................................................       1,887,000
                                                                                                                   ------------
                                                                                                                     10,411,331
                                                                                                                   ------------
                 Financial Services  7.5%
      64,800a    AmeriCredit Corp. ............................................................................     $ 1,328,400
      46,300     Chartwell Re Corp. ...........................................................................       1,238,525
       6,100a    Delta Financial Corp. ........................................................................         109,800
      65,000a    EVEREN Capital Corp. .........................................................................       1,454,375
      19,400     Executive Risk Inc. ..........................................................................         717,800
      80,000     IPC Holdings Ltd. ............................................................................       1,790,000
     125,000a    Risk Capital Holdings, Inc. ..................................................................       2,421,875
      56,600d    Scor, SA (France).............................................................................       1,992,189
      56,200a    Silicon Valley Bancshares.....................................................................       1,812,450
                                                                                                                   ------------
                                                                                                                     12,865,414
                                                                                                                   ------------
                 Health Care Services  6.7%
      38,600a    Access Health, Inc. ..........................................................................       1,727,350
      95,000a    Amisys Managed Care Systems...................................................................       1,615,000
     153,900a    Capstone Pharmacy Services, Inc. .............................................................       1,750,613
      31,000a    Health Systems International, Inc., Class A ..................................................         767,250
      41,100a    Medic Computer Systems, Inc. .................................................................       1,656,844
     219,000a    Transition Systems, Inc. .....................................................................       3,093,375
      90,000a    U.S. Diagnostic Labs, Inc. ...................................................................         832,500
                                                                                                                   ------------
                                                                                                                     11,442,932
                                                                                                                   ------------
                 Health Technology  5.3%
      70,900a,k  DepoTech Corp. ...............................................................................       1,160,988
      12,400a    Heartport, Inc. ..............................................................................         283,650
      80,000     Mentor Corp. .................................................................................       2,360,000
     210,000a    Neurobiological Technologies, Inc. ...........................................................         787,500
      70,600a    Noven Pharmaceuticals, Inc. ..................................................................         988,400
     245,000a    OrthoLogic Corp. .............................................................................       1,378,125
      50,700a    Penederm, Inc. ...............................................................................         627,413
      26,400a    Pharmacopeia, Inc. ...........................................................................         511,500
      24,300a    Serologicals Corp. ...........................................................................         859,613
                                                                                                                   ------------
                                                                                                                      8,957,189
                                                                                                                   ------------
                 Industrial Services  1.0%
      22,400a    American Buildings Co. .......................................................................         534,800
      25,600     Butler Manufacturing Co. .....................................................................       1,036,800
       6,600a    Waters Corp. .................................................................................         200,475
                                                                                                                   ------------
                                                                                                                      1,772,075
                                                                                                                   ------------
                 Non-Energy Minerals  1.1%
      57,400a    Century Aluminum Co. .........................................................................         990,150
      47,900a    Steel Dynamics, Inc. .........................................................................         916,088
                                                                                                                   ------------
                                                                                                                      1,906,238
                                                                                                                   ------------
                 Producer Manufacturing  4.4%
      60,200     Easco, Inc. ..................................................................................         459,025
     106,400a    Gentex Corp. .................................................................................       2,141,300
      38,000     Pittston Brink's Group........................................................................       1,026,000
      43,700     Roper Industries, Inc. .......................................................................       1,709,763
      56,100a    UCAR International, Inc. .....................................................................       2,110,763
                                                                                                                   ------------
                                                                                                                      7,446,851
                                                                                                                   ------------

                 Real Estate Investment Trust  5.3%
      53,200a    Arden Realty Group, Inc. .....................................................................     $ 1,476,300
      45,000     Bay Apartment Communities, Inc. ..............................................................       1,620,000
      90,300     Equity Inns, Inc. ............................................................................       1,173,900
      50,000     FelCor Suite Hotels, Inc. ....................................................................       1,768,750
      27,400     Omega Healthcare Investors, Inc. .............................................................         911,050
      26,000     Storage Trust Realty..........................................................................         702,000
      98,000     Winston Hotels, Inc. .........................................................................       1,335,250
                                                                                                                   ------------
                                                                                                                      8,987,250
                                                                                                                   ------------
                 Retail  1.9%
       3,200a    Abercrobmbie & Fitch Co. .....................................................................          52,800
      75,000a    AnnTaylor Stores Corp. .......................................................................       1,312,500
      25,500a    Borders Group, Inc. ..........................................................................         914,813
     100,000a    Rent-Way, Inc. ...............................................................................         962,500
                                                                                                                   ------------
                                                                                                                      3,242,613
                                                                                                                   ------------
                 Semiconductors  10.2%
      48,000a    Adaptec, Inc. ................................................................................       1,920,000
      20,000a    Altera Corp. .................................................................................       1,453,750
      33,000a    C-Cube Microsystems, Inc. ....................................................................       1,218,938
      45,500a    Etec Systems, Inc. ...........................................................................       1,740,375
      12,700a    Exar Corp. ...................................................................................         196,850
      56,100a    Lattice Semiconductor Corp. ..................................................................       2,580,600
       55,000    Linear Technology Corp. ......................................................................       2,413,125
      87,600a    Micro Linear Corp. ...........................................................................         755,550
     110,000a    Sierra Semiconductor Corp. ...................................................................       1,650,000
      38,200a    Uniphase Corp. ...............................................................................       2,005,500
      41,000a    Xilinx, Inc. .................................................................................       1,509,313
                                                                                                                   ------------
                                                                                                                     17,444,001
                                                                                                                   ------------
                 Technology Services  11.4%
      49,800a    Affiliated Computer Services, Inc. ...........................................................       1,481,550
      25,000a    Broderbund Software, Inc. ....................................................................         743,750
      94,700a    Business Objects SA, ADR......................................................................       1,278,450
      47,200a    First USA Paymentech, Inc. ...................................................................       1,598,900
      12,400a    Forrester Research, Inc. .....................................................................         319,300
      25,700a    Fractal Design Corp. .........................................................................         269,850
      47,400a    HNC Software, Inc. ...........................................................................       1,487,175
     134,000a    Integrated Systems, Inc. .....................................................................       3,484,000
      61,000a    Mercury Interactive Corp. ....................................................................         793,000
     122,500a    Phoenix Technologies, Ltd. ...................................................................       1,975,313
      20,000a    Rainbow Technologies, Inc. ...................................................................         372,500
      28,000a    Sapient Corp. ................................................................................       1,179,500
      10,000a    SS&C Technologies, Inc. ......................................................................          63,750
      29,463a    Sterling Commerce, Inc. ......................................................................       1,038,571
      48,500a    Sterling Software, Inc. ......................................................................       1,533,813
      52,000a    Symantec Corp. ...............................................................................         754,000
      19,000a    Synopsys, Inc. ...............................................................................         878,750
       4,100a    Versatility Inc. .............................................................................          61,500
       4,900a    West TeleServices Corp. ......................................................................         111,475
      12,400a    White Pine Software, Inc. ....................................................................          89,900
                                                                                                                   ------------
                                                                                                                     19,515,047
                                                                                                                   ------------
                 Transportation  3.5%
      50,000     Air Express International Corp. ..............................................................     $ 1,612,500
      51,000a    Atlantic Coast Airlines, Inc. ................................................................         624,750
      60,000     Expeditors International of Washington, Inc. .................................................       1,380,000
      51,000     Harper Group, Inc. ...........................................................................       1,211,250
      46,000a    Landstar System, Inc. ........................................................................       1,069,500
                                                                                                                   ------------
                                                                                                                      5,898,000
                                                                                                                   ------------
                 Utilities/Communications  5.4%
      68,400a    Bell Cablemedia Plc. .........................................................................       1,060,200
      36,000a    CommNet Cellular..............................................................................       1,003,500
      64,500     HSN, Inc. ....................................................................................       1,531,875
     120,000a    ICG Communications, Inc. .....................................................................       2,115,000
      92,900a    Primus Telecommunications Group, Inc. ........................................................       1,184,475
      92,500a    Rural Cellular Corp. .........................................................................         890,313
     109,600a    Western Wireless Corp. .......................................................................       1,520,700
                                                                                                                   ------------
                                                                                                                      9,306,063
                                                                                                                   ------------
                       Total Common Stock (Cost $145,043,670)..................................................     155,504,036
                                                                                                                   ------------
    Face
   Amount
                 Convertible Corporate Bonds  0.6%
$   825,000b     US Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03 (Cost $1,062,035)...................       1,014,742
                                                                                                                   ------------
                       Total Long Term Investments (Cost $146,105,705).........................................     156,518,778
                                                                                                                   ------------
         h,i     Receivables from Repurchase Agreements  9.6%
  16,198,707     Joint Repurchase Agreements, 6.59%, 01/02/97 Maturity Value $16,483,763) (Cost $16,477,730)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $2,023,919)
                  Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $2,065,692)
                  Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .........................      16,477,730
                                                                                                                   ------------
                           Total Investments (Cost $162,583,435)  101.2%.......................................     172,996,508
                           Liabilities in Excess of Other Assets  (1.2%).......................................      (2,027,538)
                                                                                                                   ------------
                           Net Assets  100%....................................................................    $170,968,970
                                                                                                                   ============


                 At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $162,646,140 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ..................................................    $ 19,710,416
                   Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of tax cost over value ..................................................      (9,355,635)
                                                                                                                   ------------
                   Net unrealized appreciation ................................................................    $ 10,354,781
                                                                                                                   ============

PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral.
iSee Note 1(h) regarding joint repurchase agreements.
kSee Note 1(i) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares       Capital Growth Fund                                                                                   (Note 1)
                Common Stocks  84.5%

                Commercial Services  2.3%
     15,000     Equifax, Inc. ..................................................................................      $ 459,375
     16,000a    Robert Half International, Inc..................................................................        550,000
                                                                                                                   ------------
                                                                                                                      1,009,375
                                                                                                                   ------------
                Consumer Products - Durables  2.5%
      7,000     Duracell International, Inc.....................................................................        489,125
     22,000     Mattel, Inc.....................................................................................        610,500
                                                                                                                   ------------
                                                                                                                      1,099,625
                                                                                                                   ------------
                Consumer Products - Non-Durables  5.9%
      5,000     Campbell Soup Co................................................................................        401,250
     35,000a    Donna Karan International, Inc..................................................................        494,375
      8,000     Hershey Foods Corp..............................................................................        350,000
     25,000     PepsiCo, Inc....................................................................................        731,250
      3,500     Proctor & Gamble Co.............................................................................        376,250
      6,000     The Coca-Cola Co................................................................................        315,750
                                                                                                                   ------------
                                                                                                                      2,668,875
                                                                                                                   ------------
                Consumer Services  3.3%
     15,000a    CUC International, Inc..........................................................................        356,250
      6,000     Disney (Walt) Co................................................................................        417,750
     33,000a    Mirage Resorts, Inc.............................................................................        713,625
                                                                                                                   ------------
                                                                                                                      1,487,625
                                                                                                                   ------------
                Electronic Technology  14.1%
      6,500a    3Com Corp.......................................................................................        476,938
      8,000a    Ascend Communications, Inc......................................................................        497,000
     10,000a    Bay Networks....................................................................................        208,750
     20,000a    Cabletron Systems, Inc..........................................................................        665,000
     14,500a    Cisco Systems, Inc..............................................................................        922,563
      4,000a    Compaq Computer Corp............................................................................        297,000
      8,000     Hewlett-Packard Co..............................................................................        402,000
     10,000a    Imation Corp....................................................................................        281,250
     10,000     Molex, Inc......................................................................................        391,250
     18,000a    Newbridge Networks Corp.........................................................................        508,500
     15,000a    Silicon Graphics, Inc...........................................................................        382,500
      6,000     United Technologies Corp........................................................................        396,000
     12,000a    U.S. Robotics Corp..............................................................................        864,000
                                                                                                                   ------------
                                                                                                                      6,292,751
                                                                                                                   ------------
                Energy & Minerals  4.3%
     15,000a    Barrett Resources Corp..........................................................................        639,375
     27,000     Enron Oil & Gas Co..............................................................................        681,750
      3,500     Royal Dutch Petroleum Co., New York Shares, ADR.................................................        597,625
                                                                                                                   ------------
                                                                                                                      1,918,750
                                                                                                                   ------------
                Financial Services  5.9%
      5,000     American International Group, Inc...............................................................        541,250
      5,000     Citicorp .......................................................................................        515,000
     13,000     Federal National Mortgage Association...........................................................        484,250
     18,000     Schwab (Charles) Corp...........................................................................        576,000
      2,000     Wells Fargo & Co................................................................................        539,500
                                                                                                                   ------------
                                                                                                                      2,656,000
                                                                                                                   ------------

                Health Care Services  2.0%
      5,500a    Oxford Health Plans, Inc........................................................................      $ 322,094
      7,000a    Pacificare Health Systems, Inc., Class B........................................................        596,750
                                                                                                                   ------------
                                                                                                                        918,844
                                                                                                                   ------------
                Health Technology  11.9%
     10,000     Abbott Laboratories.............................................................................        511,250
     12,000     Allergan, Inc...................................................................................        427,500
      7,000     American Home Products Corp.....................................................................        410,375
     10,000a    Amgen, Inc......................................................................................        543,750
     12,000     Baxter International, Inc.......................................................................        492,000
      7,000a    Boston Scientific Corp..........................................................................        420,000
     15,000     Johnson & Johnson...............................................................................        746,250
      7,000     Lilly (Eli) & Co................................................................................        511,000
     27,000     Mentor Corp.....................................................................................        796,500
      6,000     Merck & Co., Inc................................................................................        475,500
                                                                                                                   ------------
                                                                                                                      5,334,125
                                                                                                                   ------------
                Industrial Services  0.7%
      3,000     Schlumberger, Ltd...............................................................................        299,625
                                                                                                                   ------------
                Process Industries  2.9%
      6,000     Air Products and Chemicals, Inc.................................................................        414,750
     11,000     Millipore Corp..................................................................................        455,125
      7,000     Sigma-Aldrich Corp..............................................................................        437,063
                                                                                                                   ------------
                                                                                                                      1,306,938
                                                                                                                   ------------
                Producer Manufacturing  3.3%
      5,000     Emerson Electric Co.............................................................................        483,750
      6,000     Minnesota Mining & Manufacturing Co.............................................................        497,250
     15,000a    U.S. Filter Corp................................................................................        476,250
                                                                                                                   ------------
                                                                                                                      1,457,250
                                                                                                                   ------------
                Retail  1.1%
     10,000     McDonald's Corp.................................................................................        452,500
                                                                                                                   ------------
                Semiconductors  3.4%
      5,000     Intel Corp......................................................................................        654,688
     10,000     Linear Technology Corp..........................................................................        438,750
     12,000a    Xilinx, Inc.....................................................................................        441,750
                                                                                                                   ------------
                                                                                                                      1,535,188
                                                                                                                   ------------
                Software/Technology Services  14.1%
     15,000     Adobe Systems, Inc..............................................................................        560,625
     14,000     Automatic Data Processing, Inc..................................................................        600,250
     15,000a    Broderbund Software, Inc........................................................................        446,250
     17,000     Electronic Data Systems Corp. ..................................................................        735,250
     22,000     First Data Corp.................................................................................        803,000
     22,000a    Informix Corp...................................................................................        448,250
     20,000a    Intuit, Inc.....................................................................................        630,000
      2,400a    Microsoft Corp..................................................................................        198,300
     12,000a    Oracle Corp.....................................................................................        501,000
     21,000a    Sabre Group Holdings, Inc.......................................................................        585,375
     10,000a    Sterling Commerce, Inc..........................................................................        352,500

                Software/Technology Services (cont.)
     13,000a    Sterling Software, Inc..........................................................................      $ 411,124
      1,200a    West TeleServices Corp..........................................................................         27,300
                                                                                                                   ------------
                                                                                                                      6,299,224
                                                                                                                   ------------
                Transportation  2.7%
     22,000     Air Express International Corp..................................................................        709,500
     22,000     Southwest Airlines Co...........................................................................        486,750
                                                                                                                   ------------
                                                                                                                      1,196,250
                                                                                                                   ------------
                Utilities  4.1%
     12,000a    AES Corp........................................................................................        558,000
     25,000a    AirTouch Communications, Inc....................................................................        631,250
      7,000d    Deutsche Telekom (Germany) .....................................................................        147,187
     11,000     GTE Corp........................................................................................        500,500
                                                                                                                   ------------
                                                                                                                      1,836,937
                                                                                                                   ------------
                      Total Long Term Investments (Cost $35,787,432)............................................     37,769,882
                                                                                                                   ------------
    Face
   Amount
                h,iReceivables from Repurchase Agreements  17.7%
$ 7,767,535     Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $7,904,293) (Cost $7,901,400)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Stearns & Co., Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $970,506)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                 UBS Securities, L.L.C., (Maturity Value $990,541)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...........................      7,901,400
                                                                                                                   ------------
                          Total Investments (Cost $43,688,832)  102.2%..........................................     45,671,282
                          Liabilities in Excess of Other Assets  (2.2%).........................................     (1,004,571)
                                                                                                                   ------------
                          Net Assets  100.0% ...................................................................    $44,666,711
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $43,688,832 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................    $ 2,753,332
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................       (770,882)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................    $ 1,982,450
                                                                                                                   ============


PORTFOLIO ABBREVIATION:
L.L.C. - Limited Liability Corp.

aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
hFace amount for repurchase agreements is for the underlying collateral. iSee Note 1(h) regarding joint repurchase agreements.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996

              Shares/
            Warrants &                                                                                                  Value
Country*      Rights       Templeton International Smaller Companies Fund                                             (Note 1)
                           Common Stocks & Warrants  58.5%

                           Argentina  0.8%
    US            100      Comercial Industrial Financiera Inmobiliari Agropecuaria, ADR .......................          $ 195
    US         24,300a,b   Mirgor SA, Comercial Industrial Financiera Inmobi, Class C, ADR .....................         47,385
    US          7,000      Transportadora de Gas del Sur, SA, Class B, ADR .....................................         85,750
                                                                                                                   ------------
                                                                                                                        133,330
                                                                                                                   ------------
                           Australia  0.9%
    AU          6,000      Davids, Ltd. ........................................................................          8,441
    AU         44,000      Email, Ltd. .........................................................................        145,460
                                                                                                                   ------------
                                                                                                                        153,901
                                                                                                                   ------------
                           Austria  1.5%
    AT          3,453      Boehler Uddeholm, AG ................................................................        247,087
                                                                                                                   ------------
                           Canada  0.2%
    CA          1,480      Hudson Bay Co. ......................................................................         24,747
                                                                                                                   ------------
                           China  2.3%
    CN         40,000      China International Marine Containers, Class B ......................................         46,545
    CN        179,000      Dongfang Electrical Machinery Co., Ltd., Class H ....................................         62,486
    US         92,000b     Guangdong Electric Power Development Co., Ltd., Class B .............................         81,360
    US         40,000b     Guangdong Kelon Electrical Holdings, Ltd., Class H, ADR .............................         25,858
    CN         92,000      Guangdong Kelon Electrical Holdings, Ltd., Class H ..................................         59,474
    CN        161,000      Inner Mongolia Erdos Cashmere Products, Class B .....................................        101,430
                                                                                                                   ------------
                                                                                                                        377,153
                                                                                                                   ------------
                           Denmark  2.4%
    DK          2,252      Det Danske Traelastkompagni, AS .....................................................        206,883
    DK          7,200      ISS International Service System, AS, Class B .......................................        189,506
                                                                                                                   ------------
                                                                                                                        396,389
                                                                                                                   ------------
                           Ecuador  0.9%
    US            625b     La Cemento Nacional CA, GDR .........................................................        143,125
                                                                                                                   ------------
                           France  2.1%
    FR             38      Eramet, SA ..........................................................................          1,993
    FR          1,283      Marine Wendel .......................................................................        117,784
    FR            294a     Sa des Galeries Lafayette ...........................................................        104,672
    FR          2,356      Vallourec ...........................................................................        124,957
                                                                                                                   ------------
                                                                                                                        349,406
                                                                                                                   ------------
                           Germany  0.6%
    DD          1,686      Moebel Walther, AG ..................................................................         93,149
                                                                                                                   ------------
                           Hong Kong  6.8%
    HK        904,000      Baltrans Holdings, Ltd. .............................................................        122,723
    HK        432,100      C.P. Pokphand Co., Ltd. .............................................................        168,996
    HK         79,000      Giordano International, Ltd. ........................................................         67,412
    HK        125,052      Hung Hing Printing Group, Ltd. ......................................................         45,271
    HK        153,000      Kumagai Gumi Hong Kong, Ltd. ........................................................        178,033
    HK          7,800a     Kumagai Gumi Hong Kong, Ltd., warrants ..............................................          3,328
    HK         77,000      Li & Fung, Ltd. .....................................................................         68,195
    HK         26,000      Orient Overseas International, Ltd. .................................................         16,976
    HK          1,225      Peregrine Investments Holdings, Ltd. ................................................          2,099
    HK        535,000      Sinocan Holdings, Ltd. ..............................................................        262,848
    HK         23,000      Swank International Manufacturing Co., Ltd. .........................................          3,479

                           Hong Kong (cont.)
    HK        741,000      Techtronic Industries Co., Ltd. .....................................................      $ 110,175
    HK         12,000      Wing Hang Bank ......................................................................         54,457
                                                                                                                   ------------
                                                                                                                      1,103,992
                                                                                                                   ------------
                           Hungary  0.4%
    US          5,560a,b   Tiszai Vegyi Kombinat RT, GDR .......................................................         62,828
                                                                                                                   ------------
                           Indonesia  2.3%
    ID        144,100      PT Steady Safe, fgn. ................................................................        184,548
    ID        106,000      PT Tambang Timah (Persero), fgn. ....................................................        192,972
                                                                                                                   ------------
                                                                                                                        377,520
                                                                                                                   ------------
                           Italy  1.0%
    IT          9,566      Cartiere Burgo, SPA  ................................................................         44,170
    US          3,600a,b   Esaote Biomedica, SPA, ADR ..........................................................        113,580
                                                                                                                   ------------
                                                                                                                        157,750
                                                                                                                   ------------
                           Mexico  0.6%
    MX        151,800a     Empaques Ponderosa, SA de CV, Class B ...............................................         93,911
                                                                                                                   ------------
                           Netherlands  7.0%
    NL          1,223      Crown-Van Gelder Papier, SA .........................................................        109,868
    NL          3,096      De Boer Winkelbedrijven, NV .........................................................        217,877
    NL          3,000      Gamma Holdings, NV ..................................................................        144,917
    NL            960      Hollandsche Beton Groep, NV .........................................................        199,006
    NL          3,744      Internatio-Mueller, NV ..............................................................         94,115
    NL          1,850a     Nagron Nationaal Grondbezit, NV .....................................................        180,017
    NL          4,850      Schuttersveld Holding................................................................        196,079
                                                                                                                   ------------
                                                                                                                      1,141,879
                                                                                                                   ------------
                           New Zealand  2.6%
    NZ          6,625      Fisher & Paykel, Ltd. ...............................................................         25,994
    NZ         66,054      Fletcher Challenge, Ltd., Forestry Division .........................................        110,671
    NZ         70,500      Tourism Holdings, Ltd. ..............................................................        134,568
    NZ          8,900a     Tranz Rail Holdings, Ltd., ADR ......................................................        157,419
                                                                                                                   ------------
                                                                                                                        428,652
                                                                                                                   ------------
                           Norway  2.3%
    NO         12,300      Helikopter Services Group, ASA ......................................................        160,066
    NO            600      Norske Skogindustrier, AS, Class A ..................................................         20,179
    NO          6,300      Union Bank of Norway, Primary Capital Certificate ...................................        197,060
                                                                                                                   ------------
                                                                                                                        377,305
                                                                                                                   ------------
                           South Africa  0.8%
    ZA         12,400      Impala Platinum Holdings, Ltd. ......................................................        123,907
                                                                                                                   ------------
                           Spain  6.9%
    ES          3,272      Banco de Valencia, SA ...............................................................         63,890
    ES          4,000      Banco Pastor, SA ....................................................................        256,345
    ES          1,291      Cristaleria Espanola, SA ............................................................        101,430
    ES          1,250      Cubiertas y Mzov, SA ................................................................         96,283
    ES          5,755      Dragados y Construcciones, SA .......................................................         88,658
    ES          1,500      Electricas Reunidas de Zaragoza .....................................................         60,081
    ES         34,500      Energia e Industrias Aragonesas Eia S ...............................................        191,334

                           Spain (cont.)
    ES          3,700      Gesa-Gas y Electricidad, SA .........................................................      $ 236,549
    ES          3,323      Uralita, SA .........................................................................         25,980
                                                                                                                   ------------
                                                                                                                      1,120,550
                                                                                                                   ------------
                           Sweden  5.9%
    SE          8,000      Catena, Class A .....................................................................        100,882
    SE          4,000a     Celsius, AB, Class B ................................................................         63,051
    SE          4,800a     Dahl International, AB ..............................................................        100,999
    US          6,300a,b   Dahl International, AB, ADR .........................................................        132,562
    SE          5,800      Foreningsbanken, AB, Class A ........................................................         29,171
    SE          8,060      Marieberg Tidnings, AB, Class A .....................................................        197,368
    SE         12,995      Munksjo, AB .........................................................................        131,477
    SE         18,145      Scribona, AB, Class B ...............................................................        203,537
    SE          1,200      Stena Line, AB, Class B, free .......................................................          5,367
                                                                                                                   ------------
                                                                                                                        964,414
                                                                                                                   ------------
                           Switzerland  1.2%
    CH             52      Sarna Kunststoff Holding, AG ........................................................         49,145
    CH            200      Swisslog Holding, AG ................................................................         55,136
    CH            245      Zehnder Holding, AG .................................................................         84,199
                                                                                                                   ------------
                                                                                                                        188,480
                                                                                                                   ------------
                           Thailand  0.5%
    TH          9,400a     Alphatec Electronics Public Co., Ltd., fgn. .........................................         72,206
    TH          4,800      Robinson Depart. Store Public Co., Ltd., fgn. .......................................          9,311
                                                                                                                   ------------
                                                                                                                         81,517
                                                                                                                   ------------
                           Turkey  0.1%
    US         98,875a     Tofas Turk Otomobil Fabrikasi, AS, GDR ..............................................         18,292
                                                                                                                   ------------
                           United Kingdom  8.4%
    GB         35,337      Albert Fisher Group, Plc. ...........................................................         25,425
    GB        182,524      Apv, Plc. ...........................................................................        240,764
    GB        124,400      Hazlewood Foods, Plc. ...............................................................        229,092
    GB        200,500      Howden Group, Plc. ..................................................................        266,193
    GB         45,500      Lex Service, Plc. ...................................................................        247,867
    GB         64,100      McBride, Plc. .......................................................................        149,340
    GB            500      Sea Containers Ltd., Class A ........................................................          7,813
    GB         66,700      Wace Group, Plc. ....................................................................        119,976
    GB         11,200a     Wagon Industrial Holdings, Plc. .....................................................         57,560
                                                                                                                   ------------
                                                                                                                      1,344,030
                                                                                                                   ------------
                                 Total Common Stocks & Warrants (Cost $8,383,250) ..............................      9,503,314
                                                                                                                   ------------
                           Preferred Stocks  3.0%
                           Brazil  1.8%
    BR      5,207,000      Bombril, SA .........................................................................         85,188
    BR        842,000      Cia Brasileira de Petroleo Ipiranga, pfd. ...........................................         12,229
    BR        335,000      Coteminas Cia Tecidos Norte de Minas, pfd. ..........................................        106,909
    BR        205,000      Weg, SA, pfd. .......................................................................         96,670
                                                                                                                   ------------
                                                                                                                        300,996
                                                                                                                   ------------

                           Netherlands  1.2%
    NL          4,025      Ballast Nedam, NV, ctf., conv., pfd. ................................................      $ 196,063
                                                                                                                   ------------
                                 Total Preferred Stocks (Cost $513,051) ........................................        497,059
                                                                                                                   ------------
                                 Total Long Term Investments (Cost $8,896,301) .................................     10,000,373
                                                                                                                   ------------
              Face
             Amount
                    h      Receivables from Repurchase Agreements  39.0%
    US     $1,955,000      Aubrey G Lanston & Co., 6.75%, 01/02/97, (Maturity Value $2,040,531)
                            Collateral: U.S. Treasury Notes, 7.25%, 02/15/98 ...................................      2,000,000
    US      1,960,000      UBS Securities Inc., 6.75%, 01/02/97, (Maturity Value $2,040,850)
                            Collateral: U.S. Treasury, 6.375%, 01/15/00 ........................................      2,000,000
    US      2,370,000      Lehman Brothers Inc., 6.75%, 01/02/97, (Maturity Value $2,386,572)
                            Collateral: U.S. Treasury Notes, 6.25%, 06/30/98 ...................................      2,338,000
                                                                                                                   ------------
                                 Total Receivables from Repurchase Agreements (Cost $6,338,000) ................      6,338,000
                                                                                                                   ------------
                                     Total Investments (Cost $15,234,301)  100.5% ..............................     16,338,373
                                     Liabilities in Excess of Other Assets  (0.5%) .............................        (83,335)
                                                                                                                   ------------
                                     Net Assets  100.0% ........................................................    $16,255,038
                                                                                                                   ============

                           At December 31, 1996, the net unrealized depreciation
                            based on the cost of investments for income tax
                            purposes of $15,234,301 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost..........................................    $ 1,284,614
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value .........................................       (180,542)
                                                                                                                   ------------
                             Net unrealized appreciation .......................................................    $ 1,104,072
                                                                                                                   ============

COUNTRY LEGEND:
AT - Austria
AU - Australia
BR - Brazil
CA - Canada
CH - Switzerland
CN - China
DD - Germany
DK - Denmark
ES - Spain
FR - France
GB - United Kingdom

HK   -  Hong Kong
ID   -  Indonesia
IT   -  Italy
MX   -  Mexico
NL   -  Netherlands
NO   -  Norway
NZ   -  New Zealand
SE   -  Sweden
TH   -  Thailand
US   -  United States
ZA   -  South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transactions; resale may only be to qualified institutional buyers.
hFace amount for repurchase agreements is for the underlying collateral.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                                                                                                                        Value
   Shares         Mutual Shares Securities Fund                                                                       (Note 1)
                  Common Stocks & Warrants  61.5%

                  Aerospace  1.6%
       8,000      General Motors Corp., Class H.................................................................      $ 450,000
                                                                                                                   ------------
                  Automobile  1.8%
       9,000      General Motors Corp. .........................................................................        501,750
                                                                                                                   ------------
                  Banking  0.7%
       3,500a     Standard Federal Bancorporation ..............................................................        199,063
                                                                                                                   ------------
                  Chemicals  3.1%
       3,000d     BASF AG ......................................................................................        115,437
       2,000d     DSM NV .......................................................................................        197,394
      14,500      Olin Corp.....................................................................................        545,562
                                                                                                                   ------------
                                                                                                                        858,393
                                                                                                                   ------------
                  Conglomerates  3.3%
      10,000a     American Standard Cos., Inc. .................................................................        382,500
      65,000d     BTR, Plc. ....................................................................................        316,237
       5,000a,d   Investor, AB, Class B ........................................................................        221,046
                                                                                                                   ------------
                                                                                                                        919,783
                                                                                                                   ------------
                  Construction & Housing  1.3%
      14,800      Martin Marietta Materials, Inc................................................................        344,100
                                                                                                                   ------------
                  Consumer Products  3.2%
       6,000      American Brands, Inc..........................................................................        297,750
      25,000d     BAT Industries, Plc...........................................................................        207,498
      25,000      Dial Corp. ...................................................................................        368,750
                                                                                                                   ------------
                                                                                                                        873,998
                                                                                                                   ------------
                  Electrical & Electronics  1.6%
       8,500      Xerox Corp. ..................................................................................        447,313
                                                                                                                   ------------
                  Energy  5.2%
      11,700      Ashland, Inc..................................................................................        513,338
      29,300d     Saga Petroleum, AS, Class B...................................................................        459,392
      26,100d     Shell Transport & Trading Co., Plc. ..........................................................        452,259
                                                                                                                   ------------
                                                                                                                      1,424,989
                                                                                                                   ------------
                  Financial Services  2.2%
       2,000      Beneficial Corp. .............................................................................        126,750
      40,000      Mercury Finance Co. ..........................................................................        490,000
                                                                                                                   ------------
                                                                                                                        616,750
                                                                                                                   ------------
                  Food & Beverages  1.6%
      53,000d     Cadbury Schweppes, Plc........................................................................        447,160
                                                                                                                   ------------
                  Health Care Services  5.2%
      24,000a     Beverly Enterprises ..........................................................................        306,000
       5,200a     Foundation Health Corp. ......................................................................        165,100
      15,000a     Mid-Atlantic Medical Services ................................................................        200,625
      17,600a     Tenet Healthcare Corp. .......................................................................        385,000
      13,400      Imation Corp .................................................................................        376,875
                                                                                                                   ------------
                                                                                                                      1,433,600
                                                                                                                   ------------

                  Industrial Components  7.8%
      15,000      ITT Industries ...............................................................................      $ 367,500
      16,000d     Lagardere Sca ................................................................................        439,421
      80,000a,d   Lucas Varity, Plc.............................................................................        304,930
       7,800a     Owens-Illinois, Inc...........................................................................        177,450
      19,000      Federal Mogul Corp. ..........................................................................        418,000
      21,500a     New Holland NV ...............................................................................        448,813
                                                                                                                   ------------
                                                                                                                      2,156,114
                                                                                                                   ------------
                  Insurance  7.3%
      25,000      20th Century Industries ......................................................................        421,875
       1,500a     Alleghany Corp. ..............................................................................        318,000
       4,000      AON Corp. ....................................................................................        248,500
       8,000      Argonaut Group ...............................................................................        246,000
       7,500      Home Beneficial Corp., Class B ...............................................................        284,063
       8,900a     ITT Hartford Group, Inc. .....................................................................        386,038
       3,000      Selective Insurance Group ....................................................................        114,000
                                                                                                                   ------------
                                                                                                                      2,018,476
                                                                                                                   ------------
                  Metals & Mining  2.8%
      25,000a     LTV Corp. ....................................................................................        296,875
       8,500      Reynolds Metals Co. ..........................................................................        479,188
                                                                                                                   ------------
                                                                                                                        776,063
                                                                                                                   ------------
                  Printing, Publishing & Media  5.1%
      20,000      Comcast Corp., Class A........................................................................        356,250
      14,000      Dun & Bradstreet Corp. .......................................................................        332,500
       7,500      Knight-Ridder, Inc............................................................................        286,875
      12,500      Scripps (EW) Co., Class A.....................................................................        437,500
                                                                                                                   ------------
                                                                                                                      1,413,125
                                                                                                                   ------------
                  Retail  2.4%
      13,600      Dillard Dept. Stores, Inc., Class A...........................................................        419,900
       4,000a     Vons Companies, Inc...........................................................................        239,500
                                                                                                                   ------------
                                                                                                                        659,400
                                                                                                                   ------------
                  Telecommunications  3.2%
       7,600      AT&T Corp. ...................................................................................        330,600
       4,000      MCI Communications Corp. .....................................................................        130,750
      12,000      Telephone & Data Systems, Inc.................................................................        435,000
                                                                                                                   ------------
                                                                                                                        869,350
                                                                                                                   ------------
                  Transportation  2.1%
       2,000      Burlington Northern Santa Fe Corp. ...........................................................        172,750
       8,000      Ryder Systems, Inc............................................................................        225,000
       4,300      Xtra Corp. ...................................................................................        186,513
                                                                                                                   ------------
                                                                                                                        584,263
                                                                                                                   ------------
                        Total Common Stocks (Cost $16,461,251)..................................................     17,020,690
                                                                                                                   ------------
                  Options  1.0%
      12,000a,n   Cityscape Financial Corp., January/20/Call (Cost $240,000)....................................        283,500
                                                                                                                   ------------
                        Total Common Stocks & Options (Cost $16,701,251)........................................     17,304,190
                                                                                                                   ------------

    Face
   Amount
                  Bonds  1.5%...................................................................................
$    100,000      Comcast Cellular, 0.0% 03/05/00 ..............................................................       $ 72,375
     175,000      Consorcio G Grupo Dina, SA, 8.00%, 8/08/04 ...................................................        145,250
     100,000      Consorcio G Grupo Dina, SA, 8.00%, 11/15/02 ..................................................         63,000
     150,000b     Uniforet, Inc., 11.125%, 10/15/06 ............................................................        140,250
                                                                                                                   ------------
                        Total Bonds (Cost $411,314).............................................................        420,875
                                                                                                                   ------------
                        Total Long Term Investments (Cost $17,112,565)..........................................     17,725,065
                                                                                                                   ------------
           f      Short Term Investments  40.1%
                  Federal National Mortgage Association,
   4,700,000        5.50%, 1/08/97 .............................................................................      4,696,660
   2,400,000        5.50%, 1/13/97 .............................................................................      2,395,950
   4,000,000        5.50%, 1/14/97 .............................................................................      3,992,640
                                                                                                                   ------------
                            Total Short Term Investments (Cost $11,080,933).....................................     11,085,250
                                                                                                                   ------------
                            Total Investments (Cost $28,193,498)  104.1%........................................     28,810,315
                            Liabilities in Excess of Other Assets, Net   (4.1%).................................     (1,133,393)
                                                                                                                   ------------
                            Net Assets   100.0% ................................................................    $27,676,922
                                                                                                                   ============

                  At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $28,193,498 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost ..................................................      $ 718,006
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess of tax cost over value ..................................................       (101,189)
                                                                                                                   ------------
                    Net unrealized appreciation ................................................................      $ 616,817
                                                                                                                   ============


aNon-income producing.
bPurchased in private placement transaction; resale may only be to qualified institutional buyers.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.

FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


   Shares/                                                                                                              Value
  Warrants      Mutual Discovery Securities Fund                                                                      (Note 1)
                Common Stocks  60.9%

                Aerospace  0.6%
      3,000a,d  Thomson CSF ....................................................................................       $ 97,377
                                                                                                                   ------------
                Automobile  1.1%
      3,000     General Motors Corp. ...........................................................................        167,250
                                                                                                                   ------------
                Banking  0.6%
      1,500a    Standard Federal Bancorporation, Inc............................................................         85,313
                                                                                                                   ------------
                Chemicals  3.3%
      1,700d    BASF AG ........................................................................................         65,414
      4,000a    Chemfirst, Inc..................................................................................         92,500
      1,336a    Mississippi Chemical Corp. .....................................................................         32,064
      6,600     Olin Corp. .....................................................................................        248,325
      2,000d    Rhone-Poulenc, SA, Class A......................................................................         68,235
                                                                                                                   ------------
                                                                                                                        506,538
                                                                                                                   ------------
                Conglomerates  7.1%
     30,000d     BTR, Plc........................................................................................        145,955
         80a,d   Cie Financiere Richemont AG, Class A............................................................        112,365
      2,600d     Empire Co. Ltd., Class A........................................................................         25,154
    210,000d     Hanson, Plc.....................................................................................        293,196
      3,000a,d   Investor AB, Class B............................................................................        132,628
      9,000a,d   Kinnevik AB, Class B............................................................................        248,099
     30,000d     Tomkins, Plc....................................................................................        137,990
                                                                                                                   ------------
                                                                                                                      1,095,387
                                                                                                                   ------------
                Construction & Housing  0.8%
      5,200     Martin Marietta Materials, Inc..................................................................        120,900
                                                                                                                   ------------
                Consumer Products  0.9%
     16,000d    BAT Industries, Plc.............................................................................        132,799
                                                                                                                   ------------
                Electrical & Electronics   2.1%
      1,500a    Amphenol Corp., Class A.........................................................................         33,375
     14,500     Wang Labs, Inc..................................................................................        293,625
                                                                                                                   ------------
                                                                                                                        327,000
                                                                                                                   ------------
                Energy  6.7%
     10,000     ENSERCH Corp. ..................................................................................        230,000
     16,600d    Saga Petroleum, AS, Class B.....................................................................        260,270
     14,800d    Shell Transport & Trading Co., Plc. ............................................................        256,453
      1,450d    Societe Elf Aquitane, SA .......................................................................        132,080
      8,000     Southwest Gas Corp .............................................................................        154,000
                                                                                                                   ------------
                                                                                                                      1,032,803
                                                                                                                   ------------
                Financial Services  2.9%
      7,600a,d  Compagnie de Suez, SA...........................................................................        323,348
      8,000a    SPS Transaction Services, Inc...................................................................        122,000
                                                                                                                   ------------
                                                                                                                        445,348
                                                                                                                   ------------
                Food & Beverage  1.6%
     30,000d    Cadbury Schweppes, Plc..........................................................................        253,109
                                                                                                                   ------------
                Health Care Services  6.4%
     18,000a    Apria Healthcare Group, Inc.....................................................................        337,500
      4,000a    Beverly Enterprises ............................................................................         51,000
      3,200a    Foundation Health Corp. ........................................................................        101,600
      7,600     Imation Corp. ..................................................................................        213,750
                Health Care Services (cont.)
      5,000a    Mid Atlantic Medical Services ..................................................................       $ 66,875
      9,700a    Tenet Healthcare Corp. .........................................................................        212,187
                                                                                                                   ------------
                                                                                                                        982,912
                                                                                                                   ------------
                Industrial Components  4.3%
      2,500d    Aker, A/S, Class A..............................................................................         55,660
     10,000     Federal Mogul Corp. ............................................................................        220,000
      9,000d    Lagardere Sca ..................................................................................        247,175
      1,570     Lyonnais des Eaux SA ...........................................................................        146,220
                                                                                                                   ------------
                                                                                                                        669,055
                                                                                                                   ------------
                Insurance  3.5%
      2,500     20th Century Industries ........................................................................         42,187
      7,000     Arthur J Gallagher Co. .........................................................................        217,000
      1,000d    Axa, SA.........................................................................................         63,645
      3,000     Home Beneficial Corp., Class B..................................................................        113,625
      3,000     PXRE Corp. .....................................................................................         74,250
        500     Reliable Life Insurance Co., Class A............................................................         34,250
                                                                                                                   ------------
                                                                                                                        544,957
                                                                                                                   ------------
                Metals & Mining  0.9%
     16,000a     WHX Corp. ......................................................................................        142,000
                                                                                                                   ------------
                Printing, Publishing & Media  9.6%
      6,000     Comcast Corp., Class A..........................................................................        106,875
     12,000a,d  De Telegraaf Holding NV ........................................................................        252,997
      4,800     Dun & Bradstreet Corp. .........................................................................        114,000
      3,000d    EMI Group, Plc..................................................................................         70,922
        500a,d  Pathe, SA.......................................................................................        120,540
     20,600a,d  Pearson, Plc....................................................................................        264,496
     25,000d    Southam, Inc....................................................................................        347,742
     11,000d    United News & Media, Plc........................................................................        131,060
      2,000a    Young Broadcasting Corp., Class A...............................................................         58,500
                                                                                                                   ------------
                                                                                                                      1,467,132
                                                                                                                   ------------
                Retail  3.5%
     27,400d    Vendome Luxury Group, Plc.......................................................................        249,949
     11,000a    Waban, Inc. ....................................................................................        286,000
                                                                                                                   ------------
                                                                                                                        535,949
                                                                                                                   ------------
                Telecommunications  2.1%
      1,600     AT&T Corp. .....................................................................................         69,600
      2,000     MCI Communications Corp. .......................................................................         65,375
     19,500a    United States Satelite Broadcasting Co., Inc., Class A..........................................        195,000
                                                                                                                   ------------
                                                                                                                        329,975
                                                                                                                   ------------
                Transportation  2.9%
     20,000a    Fritz Companies ................................................................................        255,000
      8,000a    M.S. Carriers, Inc..............................................................................        128,000
      2,500     Ryder Systems, Inc..............................................................................         70,313
                                                                                                                   ------------
                                                                                                                        453,313
                                                                                                                   ------------
                      Total Common Stocks (Cost $9,174,523).....................................................      9,389,117
                                                                                                                   ------------

                Option 1.2%
      8,000a,n  Cityscape Financial Corp., January/20/Call (Cost $160,000)......................................      $ 189,000
                                                                                                                   ------------
                Preferred Stock  0.4%
      1,000     Granite Broadcasting Corp., cvt., pfd. (Cost $62,000)...........................................         56,500
                                                                                                                   ------------
                      Total Common Stocks & Options & Preferred Stock (Cost $9,396,523).........................      9,634,617
                                                                                                                   ------------
    Face
   Amount
                Bonds  0.7%
$   100,000     Consorcio G Grupo Dina, SA, 11/15/02............................................................         83,000
     50,000     Consorcio G. Grupo Dina, SA, 8.00%, 08/08/04....................................................         31,500
                                                                                                                   ------------
                      Total Bonds (Cost $113,930)...............................................................        114,500
                                                                                                                   ------------
                      Total Long Term Investments (Cost $9,510,453).............................................      9,749,117
                                                                                                                   ------------
          f     Short Term Investments  44.7%
                Federal National Mortgage Association,
  2,800,000       5.50%, 01/08/97 ..............................................................................      2,798,013
  1,600,000       5.50%, 01/13/97 ..............................................................................      1,597,300
  2,500,000       5.50%, 01/14/97 ..............................................................................      2,495,400
                                                                                                                   ------------
                     Total Short Term Investments (Cost $6,888,053).............................................      6,890,713
                                                                                                                   ------------
                         Total Investments  107.9% (Cost $16,398,506)...........................................     16,639,830
                         Liabilities in Excess of Other Assets, Net  (7.9%).....................................     (1,222,100)
                                                                                                                   ------------
                         Net Assets  100.0% ....................................................................    $15,417,730
                                                                                                                   ============

                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $16,398,506 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost ....................................................      $ 326,363
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................................        (85,039)
                                                                                                                   ------------
                  Net unrealized appreciation ..................................................................      $ 241,324
                                                                                                                   ============


aNon-income producing.
dSecurities traded in foreign currency and valued in U.S. dollars.
fCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates upon maturity.
nSee Note 9 regarding restricted securities.


FRANKLIN VALUEMARK FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1996


                                                          Templeton
                                                        Global Income      High        Precious      Real Estate    U.S. Government
                                                       Securities Fund  Income Fund   Metals Fund  Securities Fund  Securities Fund
                                                         ----------     ----------    ----------     ----------     ----------
Assets:
 Investments in securities:
  At identified cost..................................  $201,946,322   $406,708,119  $100,015,691   $218,988,176   $837,991,438
                                                         ==========     ==========    ==========     ==========     ==========
  At value............................................   207,971,426    424,943,010   105,283,600    298,843,244    845,037,886
 Receivables from repurchase agreements, at value
 and cost.............................................     7,277,000     13,463,468     3,467,349     23,119,441     12,617,646
 Cash.................................................            71         78,643       812,903             --          6,673
 Receivables:
  Dividends and interest..............................     6,037,134      7,813,047        88,045      1,974,322      6,569,453
  Investment securities sold..........................            --             --            --             --        459,215
  Capital shares sold.................................            --             --            --        243,911         77,178
 Unrealized gain on forward foreign currency contracts
 (Note 2).............................................       750,169             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total assets....................................   222,035,800    446,298,168   109,651,897    324,180,918    864,768,051
                                                         ----------     ----------    ----------     ----------     ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................            --             --            --        220,928             --
   Delayed delivery (Note 1)..........................            --             --            --             --     19,808,854
  Capital shares repurchased..........................        84,774             --            --      1,093,736        731,274
  Management fees.....................................       101,580        188,287        56,939        136,471        347,440
 Accrued expenses and other liabilities...............        39,611         14,356        16,373          8,588         22,966
 Unrealized loss on forward foreign currency contracts
 (Note 2).............................................        87,366             --            --             --             --
                                                         ----------     ----------    ----------     ----------     ----------
      Total liabilities...............................       313,331        202,643        73,312      1,459,723     20,910,534
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Net assets consist of:
 Undistributed net investment income..................  $ 12,596,126   $ 37,005,221   $ 1,214,989   $ 11,259,725   $ 42,920,983
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies...................................     6,671,970     18,234,139     5,273,371     79,855,068      7,046,448
 Accumulated net realized gain (loss) from investments    (4,045,845)     1,211,890      (146,066)     5,025,389    (15,868,007)
 Capital shares.......................................   206,500,218    389,644,275   103,236,291    226,581,013    809,758,093
                                                         ----------     ----------    ----------     ----------     ----------
Net assets, at value..................................  $221,722,469   $446,095,525  $109,578,585   $322,721,195   $843,857,517
                                                         ==========     ==========    ==========     ==========     ==========
Shares outstanding....................................    16,287,427     31,511,357     7,668,120     14,568,012     62,667,403
                                                         ==========     ==========    ==========     ==========     ==========
Net asset value per share.............................        $13.61         $14.16        $14.29         $22.15         $13.47
                                                         ==========     ==========    ==========     ==========     ==========
Representative computation of net asset value of Templeton Global Income
 Securities Fund:
  Net asset value, offering and redemption price
 per share ($221,722,469 / 16,287,427)................        $13.61
                                                         ==========


                                                           Zero Coupon   Zero Coupon  Zero Coupon      Money       Growth and
                                                           Fund - 2000   Fund - 2005  Fund - 2010   Market Fund    Income Fund
                                                           ----------     ---------    ---------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost....................................  $122,571,579   $75,820,587  $69,789,913   $336,710,542   $ 864,711,520
                                                           ==========     =========    =========    ==========     ===========
  At value..............................................   129,617,944    82,553,084   79,266,684    336,710,542   1,019,880,063
 Receivables from repurchase agreements, at value
 and cost...............................................        69,876        93,859      145,762     66,895,000      51,776,284
 Cash...................................................            --            --           --      4,700,658              --
 Receivables:
  Dividends and interest................................            --            --           --        794,346       3,785,038
  Investment securities sold............................            --            --           --             --       3,512,869
  Capital shares sold...................................            --           629       57,497             --         404,277
                                                           ----------     ---------    ---------    ----------     -----------
      Total assets......................................   129,687,820    82,647,572   79,469,943    409,100,546   1,079,358,531
                                                           ----------     ---------    ---------    ----------     -----------
Liabilities:
 Payables:
  Capital shares repurchased............................        36,555        10,245      545,466             --         896,804
  Management fees.......................................        44,259        29,399       16,569        154,541         433,613
 Accrued expenses and other liabilities.................         6,064         4,459       92,162         16,192          39,106
                                                           ----------     ---------    ---------    ----------     -----------
      Total liabilities.................................        86,878        44,103      654,197        170,733       1,369,523
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Net assets consist of:
 Undistributed net investment income....................   $ 8,152,316   $ 4,939,715  $ 4,878,360            $--    $ 39,442,227
 Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies..................................     7,046,365     6,732,497    9,476,771             --     155,168,751
 Accumulated net realized gain (loss) from investments .       183,688        12,553     (380,118)            --      37,740,141
 Capital shares.........................................   114,218,573    70,918,704   64,840,733    408,929,813     845,637,889
                                                           ----------     ---------    ---------    ----------     -----------
Net assets, at value....................................  $129,600,942   $82,603,469  $78,815,746   $408,929,813  $1,077,989,008
                                                           ==========     =========    =========    ==========     ===========
Shares outstanding......................................     8,530,236     5,052,522    4,839,072    408,929,813      61,406,730
                                                           ==========     =========    =========    ==========     ===========
Net asset value per share...............................        $15.19        $16.35       $16.29          $1.00          $17.55
                                                           ==========     =========    =========    ==========     ===========


                                                                       Templeton       Templeton
                                                        Income       International      Pacific       Rising         Utility
                                                    Securities Fund   Equity Fund     Growth Fund Dividends Fund   Equity Fund
                                                      -----------     -----------     ----------    ----------     -----------
Assets:
 Investments in securities:
  At identified cost..............................  $1,194,708,385   $ 839,934,287   $309,117,973   $431,060,996  $1,131,582,574
                                                      ===========     ===========     ==========    ==========     ===========
  At value........................................   1,272,241,931     974,257,046    349,309,297    581,340,585   1,184,550,481
 Receivables from repurchase agreements, at value
 and cost.........................................      62,830,189     131,446,000      8,871,000     16,807,023      16,474,667
 Cash.............................................              --             931            264        172,383              --
 Receivables:
  Dividends and interest..........................      17,104,906       2,561,987        861,231      1,332,043       3,051,664
  Investment securities sold......................          33,385       2,714,857         17,048             --          57,430
  Capital shares sold.............................         414,835          16,643          1,008             --          25,004
                                                      -----------     -----------     ----------    ----------     -----------
      Total assets................................   1,352,625,246   1,110,997,464    359,059,848    599,652,034   1,204,159,246
                                                      -----------     -----------     ----------    ----------     -----------
Liabilities:
 Payables:
  Investment securities purchased ................         517,007       1,250,875         29,588      1,853,351              --
  Capital shares repurchased......................         839,779         684,914      1,886,006             --       1,325,847
  Management fees.................................         536,436         727,438        274,863        359,607         479,904
 Accrued expenses and other liabilities...........          72,604         234,863        110,233         15,375          63,175
                                                      -----------     -----------     ----------    ----------     -----------
      Total liabilities...........................       1,965,826       2,898,090      2,300,690      2,228,333       1,868,926
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Net assets consist of:
 Undistributed net investment income..............    $ 99,623,131    $ 27,747,634    $ 2,026,130    $ 9,954,026    $ 54,346,789
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies................      77,529,713     134,322,759     40,191,324    150,279,589      52,967,907
 Accumulated net realized gain (loss) from
 investments .....................................      21,370,923      49,651,484     (4,936,835)    16,701,690      75,189,259
 Capital shares...................................   1,152,135,653     896,377,497    319,478,539    420,488,396   1,019,786,365
                                                      -----------     -----------     ----------    ----------     -----------
Net assets, at value..............................  $1,350,659,420  $1,108,099,374   $356,759,158   $597,423,701  $1,202,290,320
                                                      ===========     ===========     ==========    ==========     ===========
Shares outstanding................................      78,493,846      71,718,408     24,170,761     38,791,704      66,144,551
                                                      ===========     ===========     ==========    ==========     ===========
Net asset value per share.........................          $17.21          $15.45         $14.76         $15.40          $18.18
                                                      ===========     ===========     ==========    ==========     ===========


                                                                          Templeton
                                                                         Developing      Templeton     Templeton
                                                                           Markets        Global     Global Asset      Small
                                                                         Equity Fund    Growth Fund Allocation Fund  Cap Fund
                                                                         ----------     ----------    ----------    ----------
Assets:
 Investments in securities:
  At identified cost..................................................   $252,593,090  $438,071,335    $42,853,167  $146,105,705
                                                                         ==========     ==========    ==========    ==========
  At value............................................................    272,491,501   526,446,386     47,868,276   156,518,778
 Receivables from repurchase agreements, at value and cost............             --    61,988,000      7,838,000    16,477,730
 Foreign currencies at value and cost.................................        911,992            --             --            --
 Receivables:
  Dividends and interest..............................................        450,226       965,456        503,823       165,102
  Investment securities sold..........................................        336,287            --          3,607            --
  Capital shares sold.................................................         87,314        36,592        151,967       146,290
 Unrealized gain on forward foreign currency contracts (Note 2).......             --            --          5,521            --
                                                                         ----------     ----------    ----------    ----------
      Total assets....................................................    274,277,320   589,436,434     56,371,194   173,307,900
                                                                         ----------     ----------    ----------    ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...................................................      1,715,562     1,381,875         47,880       855,122
   Delayed delivery (Note 1)..........................................             --            --             --       957,150
  Capital shares repurchased..........................................             --     1,252,510             --       420,130
  Management fees.....................................................        280,632       411,384         36,558       102,293
 Accrued expenses and other liabilities...............................        180,903        99,487         10,556         4,235
 Unrealized loss on forward foreign currency contracts (Note 2).......             --            --            438            --
 Bank overdraft.......................................................          1,802     3,206,834          1,636            --
 Foreign currency overdraft, at value and cost .......................             --     3,206,957             --            --
                                                                         ----------     ----------    ----------    ----------
      Total liabilities...............................................      2,178,899     9,559,047         97,068     2,338,930
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Net assets consist of:
 Undistributed net investment income..................................    $ 3,577,713  $ 10,394,157    $ 1,460,392     $ 578,335
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................     19,898,411    88,375,051      5,020,163    10,413,073
 Accumulated net realized gain from investments ......................      6,190,238     3,595,964        428,295     6,732,932
 Capital shares.......................................................    242,432,059   477,512,215     49,365,276   153,244,630
                                                                         ----------     ----------    ----------    ----------
Net assets, at value..................................................   $272,098,421  $579,877,387    $56,274,126  $170,968,970
                                                                         ==========     ==========    ==========    ==========
Shares outstanding....................................................     23,468,431    42,027,864      4,469,291    12,956,069
                                                                         ==========     ==========    ==========    ==========
Net asset value per share.............................................         $11.59        $13.80         $12.59        $13.20
                                                                         ==========     ==========    ==========    ==========


                                                                                       Templeton
                                                                                     International
                                                                                        Smaller
                                                                           Capital     Companies   Mutual Shares   Mutual Discovery
                                                                         Growth Fund     Fund     Securities Fund   Securities Fund
                                                                          ---------    ---------    ----------      -----------
Assets:
 Investments in securities:
  At identified cost..................................................  $35,787,432   $ 8,896,301   $28,193,498      $16,398,506
                                                                          =========    =========    ==========      ===========
  At value............................................................   37,769,882    10,000,373    28,810,315       16,639,830
 Receivables from repurchase agreements, at value and cost............    7,901,400     6,338,000            --               --
 Cash.................................................................        7,564            --     1,254,546        1,021,497
 Receivables:
  Dividends and interest..............................................       23,370        19,810        11,166            5,787
  Investment securities sold..........................................           --         1,859            --               --
  Capital shares sold.................................................           --            --       706,560          745,417
                                                                          ---------    ---------    ----------      -----------
      Total assets....................................................   45,702,216    16,360,042    30,782,587       18,412,531
                                                                          ---------    ---------    ----------      -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................    1,007,236        39,162     3,037,354        2,925,519
  Capital shares repurchased..........................................           --        46,704            --               --
  Management fees.....................................................       26,296        12,961        11,822           11,033
 Accrued expenses and other liabilities...............................        1,973         5,824         8,015            4,775
 Unrealized loss on forward foreign currency contracts (Note 2).......           --            --        48,474           53,474
 Bank overdraft.......................................................           --           353            --               --
                                                                          ---------    ---------    ----------      -----------
      Total liabilities...............................................    1,035,505       105,004     3,105,665        2,994,801
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Net assets consist of:
 Undistributed net investment income..................................    $ 109,751     $ 132,644      $ 50,601         $ 26,147
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies....................    1,982,450     1,104,072       568,343          187,850
 Accumulated net realized gain (loss) from investments ...............     (139,950)           --        (3,049)              --
 Capital shares.......................................................   42,714,460    15,018,322    27,061,027       15,203,733
                                                                          ---------    ---------    ----------      -----------
Net assets, at value..................................................  $44,666,711   $16,255,038   $27,676,922      $15,417,730
                                                                          =========    =========    ==========      ===========
Shares outstanding....................................................    3,930,828     1,445,259     2,673,901        1,510,497
                                                                          =========    =========    ==========      ===========
Net asset value per share.............................................       $11.36        $11.25        $10.35           $10.21
                                                                          =========    =========    ==========      ===========


Statements of Operations
for the year ended December 31, 1996

                                                             Templeton
                                                           Global Income     High       Precious     Real Estate    U.S. Government
                                                          Securities Fund Income Fund  Metals Fund Securities Fund  Securities Fund
                                                            ----------    ----------    --------     ----------     ----------
Investment income:
 Interest1 ..............................................   $17,957,900   $37,434,091   $ 642,007    $ 1,025,568    $46,276,568
 Dividends2..............................................            --     1,642,821   1,428,329     11,995,963             --
                                                            ----------    ----------    --------     ----------     ----------
      Total income.......................................    17,957,900    39,076,912   2,070,336     13,021,531     46,276,568
                                                            ----------    ----------    --------     ----------     ----------
Expenses:
 Management fees (Note 6)................................     1,262,055     1,985,566     754,383      1,335,653      3,162,073
 Custodian fees..........................................        92,550        10,891      33,402          4,603         13,156
 Reports to shareholders.................................        27,051        47,540      15,643         29,351         80,954
 Professional fees.......................................         8,600        12,280       5,846          8,956         18,945
 Trustees' fees and expenses.............................         1,582         2,608         867          1,631          4,491
 Other...................................................           434         9,299       2,663          2,987          9,291
                                                            ----------    ----------    --------     ----------     ----------
      Total expenses.....................................     1,392,272     2,068,184     812,804      1,383,181      3,288,910
                                                            ----------    ----------    --------     ----------     ----------
       Net investment income.............................    16,565,628    37,008,728   1,257,532     11,638,350     42,987,658
                                                            ----------    ----------    --------     ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments...........................................       473,472     1,214,007    (146,066)     5,460,333       (158,758)
   Foreign currency transactions.........................       (53,884)       (3,507)    (42,500)            --             --
  Net unrealized appreciation (depreciation) on:
   Investments...........................................     2,679,931    13,293,126     930,235     57,769,186    (18,937,072)
   Translation of assets and liabilities denominated in
 foreign currencies......................................       641,631         1,095       5,671             --             --
                                                            ----------    ----------    --------     ----------     ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies..................................     3,741,150    14,504,721     747,340     63,229,519    (19,095,830)
                                                            ----------    ----------    --------     ----------     ----------
Net increase in net assets resulting from operations.....   $20,306,778   $51,513,449  $2,004,872    $74,867,869    $23,891,828
                                                            ==========    ==========    ========     ==========     ==========

1Net of foreign taxes withheld of $250,973 for the Templeton Global Income Securities Fund.
2Net of foreign taxes and fees withheld of $112,509 for the Precious Metals Fund.

                                                              Zero Coupon  Zero Coupon  Zero Coupon      Money      Growth and
                                                              Fund - 2000  Fund - 2005  Fund - 2010   Market Fund   Income Fund
                                                               ---------    ---------    ---------     ---------    ----------
Investment income:
 Interest .................................................   $8,677,417   $5,259,243   $5,189,484   $23,914,246    $ 3,725,065
 Dividends3................................................           --           --           --            --     40,633,786
                                                               ---------    ---------    ---------     ---------    ----------
      Total income.........................................    8,677,417    5,259,243    5,189,484    23,914,246     44,358,851
                                                               ---------    ---------    ---------     ---------    ----------
Expenses:
 Management fees (Note 6)..................................      790,492      503,611      490,108     2,225,389      4,643,546
 Custodian fees............................................        3,562        1,981        1,672         7,843         29,893
 Reports to shareholders...................................       16,797       10,045        9,850        54,419        122,636
 Professional fees.........................................        5,359        3,716        3,882        16,411         30,140
 Trustees' fees and expenses...............................          914          553          543         3,020          6,670
 Other.....................................................        3,801        3,118        3,331         7,018         12,562
 Management fees waived by manager (Note 6)................     (295,543)    (203,897)    (198,310)     (443,587)            --
                                                               ---------    ---------    ---------     ---------    ----------
      Total expenses.......................................      525,382      319,127      311,076     1,870,513      4,845,447
                                                               ---------    ---------    ---------     ---------    ----------
       Net investment income...............................    8,152,035    4,940,116    4,878,408    22,043,733     39,513,404
                                                               ---------    ---------    ---------     ---------    ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments.............................................      183,983       19,477     (191,720)           --     37,891,245
   Foreign currency transactions...........................           --           --           --            --        (79,533)
  Net unrealized appreciation (depreciation) on:
   Investments.............................................   (5,248,940)  (5,309,151)  (6,860,589)           --     55,138,044
   Translation of assets and liabilities denominated in
 foreign currencies........................................           --           --           --            --            208
                                                               ---------    ---------    ---------     ---------    ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies....................................   (5,064,957)  (5,289,674)  (7,052,309)           --     92,949,964
                                                               ---------    ---------    ---------     ---------    ----------
Net increase (decrease) in net assets resulting from
 operations................................................   $3,087,078   $ (349,558) $(2,173,901)  $22,043,733   $132,463,368
                                                               =========    =========    =========     =========    ==========

3Net of foreign taxes and fees withheld of $643,185 for the Growth and Income Fund.

                                                                           Templeton     Templeton
                                                             Income      International    Pacific       Rising         Utility
                                                         Securities Fund  Equity Fund   Growth Fund Dividends Fund   Equity Fund
                                                           ----------     ----------     ---------    ----------     ----------
Investment income:
 Interest ..............................................  $ 78,393,845   $ 10,234,709     $ 815,560    $ 2,406,978  $ 1,627,033
 Dividends4.............................................    31,792,041     28,746,834     8,545,807     11,431,537   59,257,031
                                                           ----------     ----------     ---------    ----------     ----------
      Total income......................................   110,185,886     38,981,543     9,361,367     13,838,515   60,884,064
                                                           ----------     ----------     ---------    ----------     ----------
Expenses:
 Management fees (Note 6)...............................     6,130,804      7,945,053     3,343,850      3,785,807    6,097,507
 Custodian fees.........................................       123,304        621,312       280,490         10,356       90,468
 Reports to shareholders................................       162,107        113,833        44,916         61,635      162,864
 Professional fees......................................        42,708         27,750        13,100         15,517       42,547
 Trustees' fees and expenses............................         9,005          7,019         2,562          3,442        9,093
 Registration fees......................................            --         10,014        10,009             --       10,000
 Other..................................................        19,260         29,802         5,288          6,178       17,533
                                                           ----------     ----------     ---------    ----------     ----------
      Total expenses....................................     6,487,188      8,754,783     3,700,215      3,882,935    6,430,012
                                                           ----------     ----------     ---------    ----------     ----------
       Net investment income............................   103,698,698     30,226,760     5,661,152      9,955,580   54,454,052
                                                           ----------     ----------     ---------    ----------     ----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
   Investments..........................................    20,229,599     49,779,857    (4,377,500)    31,514,069   82,705,077
   Foreign currency transactions........................      (419,290)      (482,587)       64,831                    (102,562)
  Net unrealized appreciation (depreciation) on:
   Investments..........................................    16,701,514    122,637,885    36,732,857     71,866,460  (53,556,922)
   Translation of assets and liabilities denominated in
 foreign currencies.....................................        45,771             --            --             --         (551)
                                                           ----------     ----------     ---------    ----------     ----------
Net realized and unrealized gain from investments and
 foreign currencies.....................................    36,557,594    171,935,155    32,420,188    103,380,529   29,045,042
                                                           ----------     ----------     ---------    ----------     ----------
Net increase in net assets resulting from operations....  $140,256,292   $202,161,915   $38,081,340   $113,336,109  $83,499,094
                                                           ==========     ==========     =========    ==========     ==========

4Net of foreign taxes and fees withheld of $170,500, $3,296,423, $608,294, $62,834 and $633,448 for the Income Securities Fund, Templeton International
Equity Fund, Templeton Pacific Growth Fund, Rising Dividends Fund, and Utility
Equity Fund, respectively.

                                                                            Templeton
                                                                           Developing    Templeton     Templeton
                                                                             Markets      Global     Global Asset       Small
                                                                           Equity Fund  Growth Fund Allocation Fund   Cap Fund
                                                                            ---------    ---------    ----------      ---------
Investment income:
 Interest5 .............................................................  $ 1,272,781   $ 3,337,722    $1,192,888     $ 807,636
 Dividends6.............................................................    6,041,537    10,977,393       540,763       494,208
                                                                            ---------    ---------    ----------      ---------
      Total income......................................................    7,314,318    14,315,115     1,733,651     1,301,844
                                                                            ---------    ---------    ----------      ---------
Expenses:
 Management fees (Note 6)...............................................    2,887,400     4,016,061       272,732       694,975
 Custodian fees.........................................................      530,000       191,073        14,227           978
 Reports to shareholders................................................       15,500        24,723         1,834         9,310
 Professional fees......................................................        4,100        17,273         3,600         8,338
 Trustees' fees and expenses............................................          500            --            29           563
 Other..................................................................        2,751           522         3,033         2,195
                                                                            ---------    ---------    ----------      ---------
      Total expenses....................................................    3,440,251     4,249,652       295,455       716,359
                                                                            ---------    ---------    ----------      ---------
       Net investment income............................................    3,874,067    10,065,463     1,438,196       585,485
                                                                            ---------    ---------    ----------      ---------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments...........................................................    6,444,991     5,369,864       489,252     6,732,905
  Foreign currency transactions.........................................     (198,551)     (252,340)      (12,228)       (6,723)
 Net unrealized appreciation (depreciation) on:
  Investments...........................................................   29,643,653    73,557,750     4,638,458    10,251,252
  Translation of assets and liabilities denominated in foreign currencies      48,919            --          (456)          --
                                                                            ---------    ---------    ----------      ---------
Net realized and unrealized gain from investments and foreign currencies                 35,939,012    78,675,274     5,115,026
16,977,434
                                                                            ---------    ---------    ----------      ---------
Net increase in net assets resulting from operations....................  $39,813,079   $88,740,737    $6,553,222   $17,562,919
                                                                            =========    =========    ==========      =========

5Net of foreign taxes withheld of $8,478 for the Templeton Global Asset
Allocation Fund. 6Net of foreign taxes withheld of $355,057, $825,578, $36,004 for the Templeton Developing Markets Equity Fund, Templeton Global Growth Fund, and Templeton Global Asset Allocation Fund, respectively.

                                                                                      Templeton
                                                                                    International
                                                                                       Smaller
                                                                          Capital     Companies    Mutual Shares   Mutual Discovery
                                                                       Growth Fund*     Fund*    Securities Fund** Securities Fund**
                                                                         ---------    ---------     -----------     -----------
Investment income:
 Interest ............................................................    $ 114,799    $ 122,487        $ 62,029        $ 34,509
 Dividends7...........................................................       84,201       84,349           8,410           5,586
                                                                         ---------    ---------     -----------     -----------
      Total income....................................................      199,000      206,836          70,439          40,095
                                                                         ---------    ---------     -----------     -----------
Expenses:
 Management fees (Note 6).............................................       86,028       56,389          11,822          11,033
 Custodian fees.......................................................           96        4,830           3,400           3,200
 Reports to shareholders..............................................          536        1,500           2,971              --
 Professional fees....................................................        1,770        1,150           1,560           1,560
 Trustees' fees and expenses..........................................           49          150              --              15
 Registration fees....................................................           --        1,300              --              --
 Other................................................................          307          152              85              --
                                                                         ---------    ---------     -----------     -----------
      Total expenses..................................................       88,786       65,471          19,838          15,808
                                                                         ---------    ---------     -----------     -----------
       Net investment  income.........................................      110,214      141,365          50,601          24,287
                                                                         ---------    ---------     -----------     -----------
Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain (loss) on:
  Investments.........................................................    (139,950)          904         (3,049)           1,860
  Foreign currency transactions.......................................        (463)      (9,625)              --              --
 Net unrealized appreciation on investments...........................    1,982,450    1,104,072         568,343         187,850
                                                                         ---------    ---------     -----------     -----------
Net realized and unrealized gain from investments and foreign currencies  1,842,037   1,095,351          565,294         189,710
                                                                         ---------    ---------     -----------     -----------
Net increase in net assets resulting from operations..................  $ 1,952,251  $ 1,236,716       $ 615,895       $ 213,997
                                                                         =========    =========     ===========     ===========

7Net of foreign taxes withheld of $1,034, $9,526 and $508 for the Capital Growth
Fund, Templeton International Smaller Companies Fund, and Mutual Discovery
Securities Fund, respectively.
*May 1, 1996 (effective date) to December 31, 1996
**November 8, 1996 (effective date) to December 31, 1996

Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                         Templeton Global Income
                                             Securities Fund               High Income Fund            Precious Metals Fund
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 16,565,628    $ 18,687,112   $ 37,008,728   $ 31,021,484     $ 1,257,532    $ 1,615,339
  Net realized gain (loss) from
 investments and foreign currency
 transactions......................        419,588      (7,995,904)     1,210,500      1,770,719        (188,566)     1,438,861
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in foreign
 currencies........................      3,321,562      22,864,210     13,294,221     22,884,579         935,906     (1,361,730)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     20,306,778      33,555,418     51,513,449     55,676,782       2,004,872      1,692,470
Distributions to shareholders from:
 Undistributed net investment
 income............................    (17,028,466)     (9,275,583)   (31,018,152)   (21,305,944)     (1,593,439)    (1,664,388)
 Undistributed net realized capital
 gains.............................             --              --     (1,646,547)            --      (1,460,667)    (1,232,041)
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................    (24,749,927)    (35,396,559)    66,343,229     71,496,259       5,519,005    (18,765,586)
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease)
 in net assets.....................    (21,471,615)    (11,116,724)    85,191,979    105,867,097       4,469,771    (19,969,545)
Net assets:
 Beginning of year.................    243,194,084     254,310,808    360,903,546    255,036,449     105,108,814    125,078,359
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $221,722,469    $243,194,084   $446,095,525   $360,903,546    $109,578,585   $105,108,814
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment
 income included in net assets:
  Beginning of year................   $ 14,271,863    $ 20,717,930   $ 31,020,827   $ 21,367,505     $ 1,615,202    $ 1,682,044
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 12,596,126    $ 14,271,863   $ 37,005,221   $ 31,020,827     $ 1,214,989    $ 1,615,202
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                               Real Estate                  U.S. Government
                                             Securities Fund                Securities Fund           Zero Coupon Fund - 2000
                                         ----------------------         ----------------------        ----------------------
                                          1996            1995           1996           1995            1996           1995
                                       ----------      ----------     ----------     ----------      ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income............   $ 11,638,350     $ 9,336,142   $ 42,987,658   $ 41,653,906     $ 8,152,035    $ 7,341,344
  Net realized gain (loss) from
 investments ......................      5,460,333       1,068,152       (158,758)      (891,143)        183,983         72,202
  Net unrealized appreciation
 (depreciation) on investments ....     57,769,186      21,851,218    (18,937,072)    68,885,320      (5,248,940)    14,631,144
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase in net assets
 resulting from operations.........     74,867,869      32,255,512     23,891,828    109,648,083       3,087,078     22,044,690
Distributions to shareholders from:
 Undistributed net investment
 income............................     (9,713,587)     (6,411,953)   (41,654,771)   (43,440,615)     (7,341,063)    (5,282,540)
 Undistributed net realized capital
 gains.............................             --              --             --             --         (72,481)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)..........................     44,093,562      (8,066,883)   218,454,989     (2,081,082)     (3,429,313)    26,364,407
                                       ----------      ----------     ----------     ----------      ----------     ----------
      Net increase (decrease) in
 net assets........................    109,247,844      17,776,676    200,692,046     64,126,386      (7,755,779)    43,126,557
Net assets:
 Beginning of year.................    213,473,351     195,696,675    643,165,471    579,039,085     137,356,721     94,230,164
                                       ----------      ----------     ----------     ----------      ----------     ----------
 End of year.......................   $322,721,195    $213,473,351   $843,857,517   $643,165,471    $129,600,942   $137,356,721
                                       ==========      ==========     ==========     ==========      ==========     ==========
Undistributed net investment income included in net assets:
  Beginning of year................    $ 9,334,962     $ 6,410,773   $ 41,588,096   $ 43,374,805     $ 7,341,344    $ 5,282,540
                                       ==========      ==========     ==========     ==========      ==========     ==========
  End of year......................   $ 11,259,725     $ 9,334,962   $ 42,920,983   $ 41,588,096     $ 8,152,316    $ 7,341,344
                                       ==========      ==========     ==========     ==========      ==========     ==========


                                             Zero Coupon Fund - 2005     Zero Coupon Fund - 2010         Money Market Fund
                                               -------------------         -------------------        ----------------------
                                                1996         1995          1996          1995          1996            1995
                                              ---------    ---------     ---------     ---------    ----------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................  $ 4,940,116   $ 4,217,941   $ 4,878,408  $ 4,092,137   $ 22,043,733   $ 25,363,309
  Net realized gain (loss) from investments
 and foreign currency transactions........       19,477        27,440      (191,720)   1,268,380             --            289
  Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign
 currencies...............................   (5,309,151)   14,450,466    (6,860,589)  17,390,706             --             --
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net assets
 resulting from operations................     (349,558)   18,695,847    (2,173,901)  22,751,223     22,043,733     25,363,598
Distributions to shareholders from:
 Undistributed net investment income......   (4,218,190)   (2,941,626)   (4,092,016)  (2,074,389)   (22,043,733)   (25,363,598)+
 Undistributed net realized capital gains.           --            --    (1,109,315)          --             --             --
Increase (decrease) in net assets from
 capital share transactions (Note 3)......    3,949,514    15,968,605       558,186   19,594,876    (20,617,040)   (89,071,533)
                                              ---------    ---------     ---------     ---------    ----------      -----------
      Net increase (decrease) in net
 assets...................................     (618,234)   31,722,826    (6,817,046)  40,271,710    (20,617,040)   (89,071,533)
Net assets:
 Beginning of year........................   83,221,703    51,498,877    85,632,792   45,361,082    429,546,853    518,618,386
                                              ---------    ---------     ---------     ---------    ----------      -----------
 End of year..............................  $82,603,469   $83,221,703   $78,815,746  $85,632,792   $408,929,813   $429,546,853
                                              =========    =========     =========     =========    ==========      ===========
Undistributed net investment income included in net assets:
  Beginning of year.......................  $ 4,217,789   $ 2,941,474   $ 4,091,968  $ 2,074,248            $--            $--
                                              =========    =========     =========     =========    ==========      ===========
  End of year.............................  $ 4,939,715   $ 4,217,789   $ 4,878,360  $ 4,091,968            $--            $--
                                              =========    =========     =========     =========    ==========      ===========

+Distributions were increased by a net realized gain from security transactions of $289.

                                                                                                     Templeton International
                                    Growth and Income Fund          Income Securities Fund                 Equity Fund
                                    -----------------------        ------------------------          -----------------------
                                     1996            1995            1996            1995              1996            1995
                                  -----------     ----------      -----------     -----------      ------------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......    $ 39,513,404   $ 22,234,234    $ 103,698,698    $ 91,009,891      $ 30,226,760   $ 23,458,911
  Net realized gain (loss) from
 investments and foreign
 currency transactions........      37,811,712     79,239,315       19,810,309     (15,464,708)       49,297,270     30,984,955
  Net unrealized appreciation
 on investments and
 translation of assets and
 liabilities denominated in
 foreign currencies...........      55,138,252     91,264,881       16,747,285     152,006,805       122,637,885     26,564,752
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets resulting from
 operations...................     132,463,368    192,738,430      140,256,292     227,551,988       202,161,915     81,008,618
Distributions to shareholders
 from:
  Undistributed net investment
 income.......................     (22,230,774)    (8,012,262)     (66,927,738)    (63,454,170)      (25,386,301)   (13,634,404)
  Undistributed net realized
 capital gains................     (78,714,626)   (17,435,234)     (11,125,807)     (5,103,693)      (31,064,815)   (16,891,097)
Increase in net assets from
 capital share transactions
 (Note 3).....................     156,983,572    204,319,488       21,919,171     107,540,999       112,271,953     14,509,031
                                  -----------     ----------      -----------     -----------      ------------     ----------
      Net increase in net
 assets.......................     188,501,540    371,610,422       84,121,918     266,535,124       257,982,752     64,992,148
Net assets:
 Beginning of year............     889,487,468    517,877,046    1,266,537,502   1,000,002,378       850,116,622    785,124,474
                                  -----------     ----------      -----------     -----------      ------------     ----------
 End of year..................  $1,077,989,008   $889,487,468   $1,350,659,420  $1,266,537,502    $1,108,099,374   $850,116,622
                                  ===========     ==========      ===========     ===========      ============     ==========
Undistributed net investment income included in net assets:
  Beginning of year...........    $ 22,239,184    $ 8,017,077     $ 91,003,300    $ 67,603,145      $ 23,389,762   $ 13,466,616
                                  ===========     ==========      ===========     ===========      ============     ==========
  End of year.................    $ 39,442,227   $ 22,239,184     $ 99,623,131    $ 91,003,300      $ 27,747,634   $ 23,389,762
                                  ===========     ==========      ===========     ===========      ============     ==========


                                             Templeton
                                        Pacific Growth Fund          Rising Dividends Fund            Utility Equity Fund
                                      ----------------------        ----------------------         -------------------------
                                        1996           1995           1996           1995            1996             1995
                                     ----------     ----------     ----------     ----------     ------------      -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...........   $ 5,661,152    $ 7,241,924    $ 9,955,580   $ 10,367,695     $ 54,454,052     $ 65,692,968
  Net realized gain (loss) from
 investments and foreign
 currency transactions............    (4,312,669)     6,009,137     31,514,069        251,515       82,602,515        2,816,631
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies...............    36,732,857     12,826,175     71,866,460     88,320,864      (53,557,473)     282,539,662
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase in net assets
 resulting from operations........    38,081,340     26,077,236    113,336,109     98,940,074       83,499,094      351,049,261
Distributions to shareholders from:
 Undistributed net investment
 income...........................   (10,991,812)    (6,625,094)   (10,368,611)    (8,063,908)     (65,540,030)     (70,961,297)
 Undistributed net realized capital
 gains............................    (6,370,262)    (2,753,036)            --             --               --               --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3).........................     4,104,011    (60,595,295)    31,202,926     62,448,084     (239,114,944)     (11,752,253)
                                     ----------     ----------     ----------     ----------     ------------      -----------
      Net increase (decrease) in
 net assets.......................    24,823,277    (43,896,189)   134,170,424    153,324,250     (221,155,880)     268,335,711
Net assets:
 Beginning of year................   331,935,881    375,832,070    463,253,277    309,929,027    1,423,446,200    1,155,110,489
                                     ----------     ----------     ----------     ----------     ------------      -----------
 End of year......................  $356,759,158   $331,935,881   $597,423,701   $463,253,277   $1,202,290,320   $1,423,446,200
                                     ==========     ==========     ==========     ==========     ============      ===========
Undistributed net investment income included in net assets:
  Beginning of year...............   $ 7,402,137    $ 6,796,802   $ 10,367,057    $ 8,063,270     $ 65,687,973     $ 70,953,514
                                     ==========     ==========     ==========     ==========     ============      ===========
  End of year.....................   $ 2,026,130    $ 7,402,137    $ 9,954,026   $ 10,367,057     $ 54,346,789     $ 65,687,973
                                     ==========     ==========     ==========     ==========     ============      ===========


for the years ended December 31, 1996 and 1995 (except as noted)

                                             Templeton Developing            Templeton Global             Templeton Global
                                              Markets Equity Fund               Growth Fund             Asset Allocation Fund
                                             ---------------------        ----------------------        --------------------
                                              1996           1995           1996          1995           1996           1995*
                                           ----------     ----------     ----------    ----------     ----------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................   $ 3,874,067    $ 2,632,898   $ 10,065,463   $ 6,108,912    $ 1,438,196     $ 251,964
  Net realized gain from investments
 and foreign currency transactions......     6,246,440      3,236,155      5,117,524     7,733,119        477,024        11,985
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies.....................    29,692,572     (2,382,349)    73,557,750    15,482,583      4,638,002       382,161
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets
 resulting from operations..............    39,813,079      3,486,704     88,740,737    29,324,614      6,553,222       646,110
Distributions to shareholders from:
 Undistributed net investment income....    (2,182,460)      (489,978)    (7,356,652)   (1,324,712)       (14,806)     (246,062)
 Undistributed net realized capital gains   (4,037,551)      (115,132)    (7,356,653)            --       (29,614)          --
Increase in net assets from capital share
 transactions (Note 3)..................    80,421,511     57,013,367    167,094,838   151,899,127     35,036,621    13,828,655
                                           ----------     ----------     ----------    ----------     ----------      ---------
      Net increase in net assets........   114,014,579     59,894,961    241,122,270   179,899,029     41,545,423    14,228,703
Net assets:
 Beginning of year......................   158,083,842     98,188,881    338,755,117   158,856,088     14,728,703       500,000
                                           ----------     ----------     ----------    ----------     ----------      ---------
 End of year............................  $272,098,421   $158,083,842   $579,877,387  $338,755,117    $56,274,126   $14,728,703
                                           ==========     ==========     ==========    ==========     ==========      =========
Undistributed net investment income included in net assets:
  Beginning of year.....................   $ 2,084,657      $ 758,368    $ 5,816,563   $ 1,454,896       $ (6,078)          $--
                                           ==========     ==========     ==========    ==========     ==========      =========
  End of year...........................   $ 3,577,713    $ 2,084,657   $ 10,394,157   $ 5,816,563    $ 1,460,392      $ (6,078)
                                           ==========     ==========     ==========    ==========     ==========      =========

*April 19, 1995 (effective date) to December 31, 1995.

                                                                                          Templeton
                                                                                        International    Mutual        Mutual
                                                                                           Smaller       Shares       Discovery
                                                                             Capital      Companies    Securities    Securities
                                                    Small Cap Fund         Growth Fund      Fund          Fund          Fund
                                                 ---------------------      ---------     ---------     ---------     ---------
                                                   1996         1995**       1996***       1996***      1996****      1996****
                                                ----------     ---------    ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income......................     $ 585,485      $ 33,213    $ 110,214     $ 141,365     $ 50,601       $ 24,287
  Net realized gain (loss) from investments
 and foreign currency transactions...........     6,726,182         2,754     (140,413)       (8,721)      (3,049)         1,860
  Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies...........    10,251,252       161,821    1,982,450     1,104,072      568,343        187,850
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets resulting
 from operations.............................    17,562,919       197,788    1,952,251     1,236,716      615,895        213,997
Distributions to shareholders from:
 Undistributed net investment income.........       (33,640)           --           --            --           --             --
 Undistributed net realized capital gains....        (2,727)           --           --            --           --             --
Increase in net assets from capital share
 transactions (Note 3).......................   140,140,940    12,853,690   42,714,460    15,018,322   27,061,027     15,203,733
                                                ----------     ---------    ---------     ---------     ---------     ---------
      Net increase in net assets.............   157,667,492    13,051,478   44,666,711    16,255,038   27,676,922     15,417,730
Net assets:
 Beginning of year...........................    13,301,478       250,000           --            --           --             --
                                                ----------     ---------    ---------     ---------     ---------     ---------
 End of year.................................  $170,968,970   $13,301,478  $44,666,711   $16,255,038  $27,676,922    $15,417,730
                                                ==========     =========    =========     =========     =========     =========
Undistributed net investment income included in net assets:
  Beginning of year..........................      $ 33,213           $--          $--           $--          $--            $--
                                                ==========     =========    =========     =========     =========     =========
  End of year................................     $ 578,335      $ 33,213    $ 109,751     $ 132,644     $ 50,601       $ 26,147
                                                ==========     =========    =========     =========     =========     =========

**November 1, 1995 (effective date) to December 31, 1995.
***May 1, 1996 (effective date) to December 31, 1996.
****November 8, 1996 (effective date) to December 31, 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEMARK FUNDS

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is an open-end, management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-three separate funds (the Funds), all of which are diversified except for the Templeton Global Income Securities Fund. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life), which was formerly North American Life and Casualty Company (NALAC), and its affiliates. The investment objectives of each Fund are as follows:


                                                                                                  Capital Preservation
         Capital Growth                    Growth and Income             High Current Income         and Income
         -----------------------           ---------------------         ------------------          --------------
         Precious Metals Fund              Growth and Income Fund        Templeton Global Income     Money Market Fund
         Templeton Developing              Income Securities Fund         Securities Fund
          Markets Equity Fund              Real Estate Securities Fund   High Income Fund
         Templeton Global Growth Fund      Rising Dividends Fund         The U.S. Government
         Templeton International           Templeton Global Asset         Securities Fund
          Equity Fund                       Allocation Fund              Zero Coupon Fund - 2000
         Templeton Pacific Growth Fund     Utility Equity Fund           Zero Coupon Fund - 2005
         Small Cap Fund                    Mutual Shares Securities Fund Zero Coupon Fund - 2010
         Capital Growth Fund
         Templeton International
          Smaller Companies Fund
         Mutual Discovery Securities Fund

The Capital Growth Fund and the Templeton International Smaller Companies Fund became effective on May 1, 1996, and the Mutual Shares Securities Fund and the Mutual Discovery Securities Fund became effective November 8, 1996.

Effective May 1, 1996, the name of the Global Income Fund changed to the Templeton Global Income Securities Fund. The portfolio's objective and current investment strategy remained unchanged.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Investment Advisor. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

Portfolio securities in the Money Market Fund are valued at amortized cost, which approximates value. The Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

For the Money Market Fund, net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

For the Money Market Fund, distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are declared and reinvested daily in additional shares of the Fund at net asset value.

A portion of the distributions received by the funds from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatments of foreign currency transactions and defaulted securities -- see Note 7.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares, differing treatment of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Funds, had been entered into on that date.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets.

j. Mortgage Dollar Rolls:

The U.S. Government Securities Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as collateralized financing transactions.

k. Options:

The Mutual Shares Securities Fund and the Mutual Discovery Securities Fund may buy listed call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Funds the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Templeton Global Income Securities Fund, Templeton Global Asset Allocation Fund, Mutual Shares Securities Fund and Mutual Discovery Securities Fund may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when they anticipate receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of December 31, 1996, the Templeton Global Income Securities Fund had the following forward currency contracts outstanding:


                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------         --------
                   21,500,000   Deutsche Mark...........    U.S. $13,925,321      02/03/97    U.S. $ (81,144)
                   21,500,000   Deutsche Mark...........          14,001,954      02/05/97            (6,222)
                                                                  ---------                         --------
                                                            U.S. $27,927,275                  U.S. $ (87,366)
                                                                  ---------                         --------
                  Unrealized gain on offsetting forward exchange contracts.....................      750,169
                   Net unrealized gain on forward exchange contracts...........................     $662,803
                                                                                                    ========
The Templeton Global Asset Allocation Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     110,000    Deutsche Mark...........       U.S. $ 71,246      02/03/97       U.S. $ (411)
                     110,000    Deutsche Mark...........              71,638      02/05/97               (27)
                                                                  ---------                          -------
                                                               U.S. $142,884                   U.S.   $ (438)
                                                                  ---------                          -------
                  Unrealized gain on offsetting forward exchange contracts.....................        5,521
                   Net unrealized gain on forward exchange contracts...........................       $5,083
                                                                                                     =======

2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)
The Mutual Shares Securities Fund had the following forward currency contracts outstanding:
                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date        Loss
                  ----------------------------                    ---------      ----------          -------
                     949,850    Great British Pounds....     U.S. $1,583,138      02/18/97     U.S. $(42,217)
                    1,043,371   French Francs...........             199,539      02/28/97            (2,374)
                    1,936,392   Norwegian Krone.........             300,705      03/10/97            (3,883)
                                                                  ---------                          -------
                                                             U.S. $2,083,382                   U.S. $(48,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(48,474)
                                                                                                     =======
The Mutual Discovery Securities Fund had the following forward currency contracts outstanding:

                                                                     In                            Unrealized
                  Contracts to Sell (Foreign exchange currency) Exchange for   Settlement Date     Gain (Loss)
                  ----------------------------                    ---------      ----------          -------
                     908,457    Great British Pounds....     U.S. $1,505,580      02/18/97     U.S. $(48,947)
                     202,980    Canadian Dollars........             150,702      05/30/97             1,133
                     104,068    Great British Pounds....             171,554      08/18/97            (5,556)
                    1,281,396   French Francs...........             247,871      02/28/97              (104)
                                                                  ---------                          -------
                                                             U.S. $2,075,707                   U.S. $(53,474)
                                                                  ---------                          -------
                   Net unrealized loss on forward exchange contracts...........................     $(53,474)
                                                                                                     =======

3. TRUST SHARES

At December 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended December 31, 1996 and 1995 were as follows:

                                                    Templeton Global
                                                 Income Securities Fund         High Income Fund         Precious Metals Fund
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  1,774,907    $23,229,506   14,886,206    $203,832,754   5,826,772   $92,609,906
 Shares issued in reinvestment of distributions 1,374,371     17,028,466    2,553,925      32,664,699     200,533     3,054,106
 Shares redeemed.............................. (4,932,897)   (65,007,899) (12,349,882)   (170,154,224) (5,826,876)  (90,145,007)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (1,783,619)  $(24,749,927)   5,090,249    $ 66,343,229     200,429   $ 5,519,005
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,178,751    $14,989,802    3,955,751    $ 52,494,118     836,229   $11,648,578
 Shares issued in reinvestment of distributions   732,090      9,275,583    1,649,067      21,305,944     205,566     2,896,429
 Shares redeemed.............................. (2,840,995)   (36,191,941)  (4,087,131)    (54,161,612) (1,102,540)  (15,328,334)
 Net shares sold (redeemed) from exercise of
 exchange privilege........................... (1,862,284)   (23,470,003)   4,012,012      51,857,809  (1,350,012)  (17,982,259)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease)....................... (2,792,438)  $(35,396,559)   5,529,699    $ 71,496,259  (1,410,757) $(18,765,586)
                                                 ========    ==========     =========    ===========    ========    ==========
                                                       Real Estate               U.S. Government
                                                     Securities Fund             Securities Fund        Zero Coupon Fund - 2000
                                                   -------------------        ---------------------       -------------------
                                                  Shares       Amount        Shares        Amount        Shares       Amount
                                                 --------    ----------     ---------    -----------    --------    ----------
1996
 Shares sold..................................  4,215,417    $80,007,020    4,777,016    $ 64,263,777   1,346,751   $20,406,633
 Shares issued in connection with substitution
 transaction (Note 11)........................                             22,031,312     292,135,204
 Shares issued in reinvestment of distributions   541,263      9,713,587    3,298,082      41,654,771     517,344     7,413,544
 Shares redeemed.............................. (2,455,248)   (45,627,045) (13,383,651)   (179,598,763) (2,064,008)  (31,249,490)
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................  2,301,432    $44,093,562   16,722,759    $218,454,989    (199,913) $ (3,429,313)
                                                 ========    ==========     =========    ===========    ========    ==========
1995
 Shares sold..................................  1,340,093    $20,990,418    4,057,377    $ 54,748,439   1,413,875   $20,777,927
 Shares issued in reinvestment of distributions   417,717      6,411,953    3,278,537      43,440,615     354,296     5,282,548
 Shares redeemed.............................. (1,401,583)   (22,032,486)  (7,126,939)    (95,628,635) (1,003,208)  (14,976,357)
 Net shares sold (redeemed) from exercise of
 exchange privilege...........................   (874,485)   (13,436,768)    (340,030)     (4,641,501)  1,045,976    15,280,289
                                                 --------    ----------     ---------    -----------    --------    ----------
Net increase (decrease).......................   (518,258)  $ (8,066,883)    (131,055)   $ (2,081,082)  1,810,939   $26,364,407
                                                 ========    ==========     =========    ===========    ========    ==========

3. TRUST SHARES (cont.)

                                                Zero Coupon Fund - 2005   Zero Coupon Fund - 2010         Money Market Fund
                                                  -------------------      --------------------        ----------------------
                                                 Shares       Amount       Shares       Amount         Shares         Amount
                                                --------    ----------    --------    ----------     ----------     -----------
1996
 Shares sold.................................  1,047,318    $16,865,102   2,638,570   $42,320,073   624,484,193    $624,484,193
 Shares issued in reinvestment of distributions  282,342      4,218,190     361,957     5,201,331    22,025,506      22,025,506
 Shares redeemed............................. (1,065,563)   (17,133,778) (2,908,691)  (46,963,218) (667,126,739)   (667,126,739)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................    264,097    $ 3,949,514      91,836     $ 558,186   (20,617,040)  $ (20,617,040)
                                                ========    ==========    ========    ==========     ==========     ===========
1995
 Shares sold.................................    942,223    $14,600,167     909,048   $13,837,665   202,376,630    $202,376,630
 Shares issued in reinvestment of distributions  185,240      2,941,626     129,812     2,074,389    25,427,564      25,427,564
 Shares redeemed.............................   (421,198)    (6,606,649)   (493,484)   (7,588,835) (146,409,205)   (146,409,205)
 Net shares sold (redeemed) from exercise of
 exchange privilege..........................    338,466      5,033,461     718,072    11,271,657  (170,466,522)   (170,466,522)
                                                --------    ----------    --------    ----------     ----------     -----------
Net increase (decrease)......................  1,044,731    $15,968,605   1,263,448   $19,594,876   (89,071,533)  $ (89,071,533)
                                                ========    ==========    ========    ==========     ==========     ===========


                                                                                                             Templeton
                                             Growth and Income Fund       Income Securities Fund      International Equity Fund
                                              ---------------------        ---------------------        ---------------------
                                             Shares         Amount        Shares         Amount        Shares         Amount
                                            ---------     -----------    ---------     -----------    ---------     -----------
1996
 Shares sold.............................   17,103,384   $291,261,819    12,978,656   $215,025,216   16,304,017    $233,298,562
 Shares issued in reinvestment of
 distributions...........................    6,313,033    100,945,400     4,981,081     78,053,545    4,023,601      56,451,117
 Shares redeemed.........................  (13,907,925)  (235,223,647)  (16,378,905)  (271,159,590) (12,410,252)   (177,477,726)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................    9,508,492   $156,983,572     1,580,832   $ 21,919,171    7,917,366    $112,271,953
                                            =========     ===========    =========     ===========    =========     ===========
1995
 Shares sold.............................    7,137,692   $109,151,094    10,113,056   $155,712,027    8,219,451    $106,471,518
 Shares issued in reinvestment of
 distributions...........................    1,706,740     25,447,497     4,534,250     68,557,863    2,362,655      30,525,501
 Shares redeemed.........................   (5,978,524)   (90,725,782)  (10,094,332)  (154,925,002)  (7,007,432)    (90,959,162)
 Net shares sold (redeemed) from
 exercise of exchange privilege..........   10,428,442    160,446,679     2,479,081     38,196,111   (2,536,715)    (31,528,826)
                                            ---------     -----------    ---------     -----------    ---------     -----------
Net increase.............................   13,294,350   $204,319,488     7,032,055   $107,540,999    1,037,959    $ 14,509,031
                                            =========     ===========    =========     ===========    =========     ===========


                                                    Templeton                     Rising
                                                Pacific Growth Fund            Dividends Fund            Utility Equity Fund
                                               ---------------------        --------------------        ---------------------
                                               Shares        Amount        Shares        Amount        Shares         Amount
                                              ---------    -----------    --------     -----------    ---------     -----------
1996
 Shares sold..............................   11,017,347   $162,907,832    9,416,748   $128,553,979    4,951,179    $ 87,970,395
 Shares issued in reinvestment of
 distributions............................    1,175,496     17,362,074      776,095     10,368,611    3,882,703      65,540,030
 Shares redeemed..........................  (11,892,182)  (176,165,895)  (7,989,700)  (107,719,664) (22,222,999)   (392,625,369)
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................      300,661    $ 4,104,011    2,203,143   $ 31,202,926  (13,389,117)  $(239,114,944)
                                              =========    ===========    ========     ===========    =========     ===========
1995
 Shares sold..............................    2,230,611   $ 29,634,248    4,053,853   $ 46,217,013    5,042,256    $ 79,723,893
 Shares issued in reinvestment of
 distributions............................      711,543      9,378,130      726,478      8,063,909    4,578,148      70,961,297
 Shares redeemed..........................   (3,306,122)   (43,982,761)  (3,959,378)   (44,968,613) (10,979,441)   (173,993,280)
 Net shares sold (redeemed) from exercise
 of exchange privilege....................   (4,156,691)   (55,624,912)   4,683,755     53,135,775      787,401      11,555,837
                                              ---------    -----------    --------     -----------    ---------     -----------
Net increase (decrease)...................   (4,520,659) $ (60,595,295)   5,504,708   $ 62,448,084     (571,636)  $ (11,752,253)
                                              =========    ===========    ========     ===========    =========     ===========

3. TRUST SHARES (cont.)

                                                    Templeton Developing              Templeton          Templeton Global Asset
                                                     Markets Equity Fund         Global Growth Fund         Allocation Fund*
                                                    --------------------        --------------------       ------------------
                                                    Shares       Amount        Shares        Amount       Shares       Amount
                                                   ---------   ----------     ---------    ----------    --------    ----------
1996
 Shares sold....................................  12,008,203  $131,040,673   16,172,059   $204,037,772  3,324,255   $37,900,419
 Shares issued in reinvestment of distributions.     568,038     6,220,011    1,172,375     14,713,305      3,931        44,420
 Shares redeemed................................  (5,266,029)  (56,839,173)  (4,156,855)   (51,656,239)  (258,845)   (2,908,218)
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   7,310,212  $ 80,421,511   13,187,579   $167,094,838  3,069,341   $35,036,621
                                                   =========   ==========     =========    ==========    ========    ==========
1995
 Shares sold....................................   4,586,720  $ 44,019,390   11,202,768   $124,502,270    514,807   $ 5,313,984
 Shares issued in reinvestment of distributions.      61,746       605,110      119,022      1,324,712     23,479       246,062
 Shares redeemed................................  (1,121,485)  (10,897,349)  (1,972,050)   (22,039,520)  (213,358)   (2,230,197)
 Net shares sold (redeemed) from exercise of
 exchange privilege.............................   2,365,581    23,286,216    4,330,050     48,111,665  1,025,022    10,498,806
                                                   ---------   ----------     ---------    ----------    --------    ----------
Net increase....................................   5,892,562  $ 57,013,367   13,679,790   $151,899,127  1,349,950   $13,828,655
                                                   =========   ==========     =========    ==========    ========    ==========

                                                                                                                Templeton
                                                                                                          International Smaller
                                                        Small Cap Fund**        Capital Growth Fund***      Companies Fund***
                                                      --------------------        ------------------       ------------------
                                                      Shares        Amount       Shares      Amount       Shares       Amount
                                                     ---------    ----------    --------    ---------    --------    ----------
1996
 Shares sold......................................  17,929,579   $214,314,899  4,551,652   $49,307,053  1,887,934   $19,652,954
 Shares issued in reinvestment of distributions...       2,914         36,368         --            --         --            --
 Shares redeemed..................................  (6,275,212)   (74,210,327)  (620,824)   (6,592,593)  (442,675)   (4,634,632)
                                                     ---------    ----------    --------    ---------    --------    ----------
Net increase......................................  11,657,281   $140,140,940  3,930,828   $42,714,460  1,445,259   $15,018,322
                                                     =========    ==========    ========    =========    ========    ==========
1995
 Shares sold......................................     190,530    $ 1,922,288
 Shares redeemed..................................      (5,971)       (60,260)
 Net shares sold (redeemed) from exercise of
 exchange privilege...............................   1,089,229     10,991,662
                                                     ---------    ----------
Net increase......................................   1,273,788   $ 12,853,690
                                                     =========    ==========

                                                                                      Mutual Shares         Mutual Discoveries

                                                                                   Securities Fund****      Securities Fund****
                                                                                   ------------------        -----------------
                                                                                  Shares       Amount      Shares      Amount
                                                                                 --------     ---------    -------    ---------
1996
 Shares sold................................................................... 2,673,916   $27,061,180   1,510,497  $15,203,733
 Shares redeemed...............................................................       (15)         (153)         --           --
                                                                                 --------     ---------    -------    ---------
Net increase................................................................... 2,673,901   $27,061,027   1,510,497  $15,203,733
                                                                                 ========     =========    =======    =========

*For the period April 19, 1995 (effective date) to December 31, 1995. **For the period November 1, 1995 (effective date) to December 31, 1995. ***For the period
May 1, 1996 (effective date) to December 31, 1996. ****For the period November
8, 1996 (effective date) to December 31, 1996.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1996, for tax purposes, the Funds had accumulated net realized capital gains or capital loss carryovers as follows:

                                                                     High      Real Estate   Zero Coupon Zero Coupon Zero Coupon
                                                                  Income FundSecurities Fund Fund - 2000 Fund - 2005 Fund - 2010
                                                                   --------    ----------     --------    --------    --------
Accumulated net realized gains .................................  $1,211,890     $5,025,389    $183,688      $16,721     $38,764
                                                                   ========    ==========     ========    ========    ========




4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

                                                                                          Templeton
                                                              Growth and     Income     International    Rising        Utility
                                                              Income FundSecurities Fund Equity Fund Dividends Fund  Equity Fund
                                                               ---------   ----------     --------     ----------     ---------
Accumulated net realized gains .............................  $37,745,691   $21,370,923  $49,651,484    $16,997,806  $75,189,259
                                                               =========   ==========     ========     ==========     =========
                                                                                Templeton
                                                                               Developing   Templeton    Templeton
                                                                                 Markets     Global    Global Asset      Small
                                                                               Equity Fund Growth FundAllocation Fund  Cap Fund
                                                                                --------    --------    ----------     --------
Accumulated net realized gains ..............................................  $6,195,420  $3,597,282       $428,295  $6,794,002
                                                                                ========    ========    ==========     ========
                                                                                                         Templeton    Templeton
                                                     Precious  U.S. Government    Money      Capital   Global Income   Pacific
                                                    Metals FundSecurities Fund Market Fund Growth FundSecurities FundGrowth Fund
                                                     --------    -----------    --------    --------    ----------    --------
Capital loss carryovers
Expiring in:1999                                          $ --         $   --        $ --        $ --            $--   $      --
            2000..................................          --             --         418          --             --          --
            2001..................................          --             --         523          --             --          --
            2002..................................          --     14,789,560       7,568          --             --     402,770
            2003..................................          --        826,481          --          --             --   3,643,075
            2004..................................     146,066             --          --      52,275      1,767,518          --
                                                     --------    -----------    --------    --------    ----------    --------
                                                      $146,066    $15,616,041      $8,509     $52,275     $1,767,518  $4,045,845
                                                     ========    ===========    ========    ========    ==========    ========

From November 1, 1996 through December 31, 1996, U.S. Government Securities Fund, Zero Coupon Fund - 2010 and the Capital Growth Fund incurred $251,966, $104,679 and $87,675 respectively of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at December 31, 1996 by $4,168 in Zero Coupon Fund - 2005, $314,203 in Zero Coupon Fund - 2010, $9,777 in Growth and Income Fund, $3,990,227 in Templeton International Equity Fund, $103,600 in Templeton Developing Markets Equity Fund, $3,555,239 in Templeton Pacific Growth Fund, $296,116 in Rising Dividends Fund, $13,347 in Templeton Global Growth Fund and $62,705 in Small Cap Fund.


5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1996 were as follows:


                                               Templeton
                                             Global Income     High        Precious    Real Estate  U.S. Government  Zero Coupon
                                            Securities Fund Income Fund   Metals FundSecurities FundSecurities Fund***Fund - 2000
                                              ----------    ----------     ---------   ----------     -----------     ---------
Purchases .................................  $303,821,574  $157,706,146  $33,953,802    $60,858,072     $76,112,140    $ 764,880
Sales .....................................  $329,230,918  $ 99,365,626  $24,601,239    $23,484,427     $88,321,362  $10,968,281

                                                                                           Income       Templeton     Templeton
                                                Zero Coupon  Zero Coupon  Growth and     Securities   International    Pacific
                                                Fund - 2005  Fund - 2010  Income Fund       Fund       Equity Fund   Growth Fund
                                                 --------     ---------   ----------     ----------    ----------     ---------
Purchases ....................................  $2,227,312  $12,568,420   $331,534,066  $317,604,964   $254,455,666  $46,046,765
Sales ........................................  $1,654,344  $14,093,296   $207,828,875  $175,661,249   $236,211,877  $47,657,087

                                                                          Templeton
                                                                         Developing     Templeton      Templeton
                                               Rising         Utility      Markets       Global      Global Asset      Small
                                           Dividends Fund   Equity Fund  Equity Fund   Growth Fund Allocation Fund*  Cap Fund
                                             ----------     ----------    ---------    ----------     -----------   ----------
Purchases ................................  $203,203,223   $375,683,901  $96,882,928  $186,654,274     $42,047,805  $182,121,699
Sales ....................................  $130,165,631   $515,672,768  $25,351,495  $ 50,224,188     $13,415,348  $ 50,911,175

                                                                                           Templeton       Mutual       Mutual
                                                                                         International     Shares      Discovery
                                                                            Capital    Smaller Companies Securities   Securities
                                                                         Growth Fund*        Fund*         Fund**       Fund**
                                                                           ---------     ------------     ---------    --------
Purchases ..............................................................  $36,587,181       $8,897,257   $17,263,507  $9,516,603
Sales ..................................................................    $ 659,799          $ 1,860     $ 147,893     $ 8,010


*For the period May 1, 1996 (effective date) to December 31, 1996.
**For the period November 8, 1996 (effective date) to December 31, 1996. ***Excludes purchase and sales related to the liquidaton of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund, except the Templeton International Equity Fund, the Templeton Pacific Growth Fund, the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Small Cap Fund, Capital Growth Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund, as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.625 of 1%    First $100 million
     0.500  of 1%   over  $100  million,  up to and  including  $250 million
     0.450  of 1%   over  $250  million,  up to  and  including  $10 billion

Fees are further reduced on net assets over $10 billion.

Under the terms of a separate management agreement with Templeton International Equity Fund and the Templeton Pacific Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under the terms of a separate management agreement with the Small Cap Fund and Capital Growth Fund, Advisers receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%    First $500 million
     0.625 of 1%    over  $500  million, up to and  including $1 billion
     0.500 of 1%    over $1 billion

Under the terms of a separate management agreement with the Rising Dividends Fund, Franklin Advisory Services, Inc. (Advisory) receives fees computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.750 of 1%     First $500 million
     0.625 of 1%     over  $500  million,  up to and  including $1 billion
     0.500 of 1%     over $1 billion

Templeton Global Advisers Ltd. (TGAL) serves as the investment advisor for the Templeton Global Growth Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     1%             First $100 million
     0.90 of 1%     over $100 million, up to and including $250 million
     0.80 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

TGAL serves as the investment advisor for the Templeton Global Asset Allocation Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.650 of 1%    First $200 million
     0.585 of 1%    over $200 million, up to and including $1.3 billion
     0.520 of 1%    over $1.3 billion

Templeton Investment Counsel, Inc. (TICI) serves as the investment advisor for the Templeton International Smaller Companies Fund and receives fees computed monthly based on average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.850 of 1%    First $200 million
     0.765 of 1%    over  $200  million, up to and including $1.3 billion
     0.680 of 1%    over $1.3 billion


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Franklin Mutual Advisers, Inc. (Franklin Mutual) serves as the investment advisor for the Mutual Discovery Fund and the Mutual Shares Fund and receives a monthly fee equal to an annual rate of .80 and .60 of 1%, respectively, of average daily net assets.

Templeton Asset Management, Ltd. (TAML) serves as the investment advisor for the Templeton Developing Markets Equity Fund and receives a monthly fee equal to an annual rate of 1.25 of 1% of the average daily net assets.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds, except for the Rising Dividends Fund, the Templeton International Smaller Companies Fund, the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

Under an agreement with Advisory, FT Services provides administrative services and facilities for the Rising Dividends Fund. The fee is paid by Advisory and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TGAL, FT Services provides administrative services and facilities for the Templeton Global Growth Fund. The fee is paid by TGAL and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Under an agreement with TAML, FT Services provides administrative services and facilities for the Templeton Developing Markets Equity Fund. The fee is paid by TAML and computed monthly based on average daily net assets. It is not a separate expense of the fund.

Franklin Templeton Services, Inc., (FT Services) serves as the business manager for the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, the Mutual Discovery Fund and the Mutual Shares Fund. FT Services receives fees from the funds computed monthly based on the average daily net assets as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.150 of 1%    First $200 million
     0.135 of 1%    over $200 million, up to and including $700 million
     0.100 of 1%    over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the Templeton International Equity Fund and Templeton Pacific Growth Fund, and receives from Advisers fees computed monthly based on the average daily net assets of each Fund as follows:

     Annualized Fee Rate Average Daily Net Assets
     -------------  ----------------------------------
     0.50 of 1%     First $100 million
     0.40 of 1%     over $100 million, up to and including $250 million
     0.30 of 1%     over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides services to the Templeton Global Asset Allocation Fund and receives from TGAL fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.250 of 1%    First $200 million
    0.225 of 1%    over  $200  million,  up to  and  including  $1.3 billion
    0.200 of 1%    over $1.3 billion

Under a subadvisory agreement, TICI provides services to the Templeton Global Income Securities Fund and receives from Advisers fees computed monthly based on the average daily net assets as follows:

    Annualized Fee Rate Average Daily Net Assets
    -------------  ----------------------------------
    0.350 of 1%    First $100 million
    0.250 of 1%    over  $100  million,  up to  and  including  $250 million
    0.200 of 1%    over $250 million

Advisers agreed in advance to waive a portion of the management fees for the Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010, and Money Market Fund, aggregating $1,141,337.

b. Distribution Plans:

The management agreements between the Funds, Advisers, TGAL and TAML include distribution plans pursuant to Rule 12b-1 under the 1940 Act. However, no payments were made by any Fund as a result of the plans.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Shareholder Services Agreement:

Franklin/Templeton Investors Services, Inc. (Investors Services), under the terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the service.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, Advisory, Franklin Mutual, Investor Services, TGAL, TAML, TICI, FT Services, (all wholly-owned subsidiaries of Franklin Resources, Inc.), and/or Allianz Life.


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 85.7% and 41.1%, respectively, of their portfolios invested in lower rated and comparable quality unrated securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds in the period in which the default occurs.

At December 31, 1996, the High Income Fund held one defaulted security issued by one company with a value aggregating $72,821 representing .02% of the Fund's net assets. The Income Securities Fund held one defaulted security issued by one company with a value aggregating $88,375 representing .01% of the Fund's net assets.

There are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

     The Templeton International Equity Fund has investments in excess of 10% of its net assets in Sweden and United Kingdom.

     The Templeton Pacific Growth Fund has investments in excess of 10% of its net assets in Australia, Hong Kong and Japan.

     The Templeton Developing Markets Equity Fund has investments in excess of 10% of its net assets in Argentina, Hong Kong and Mexico.

     The High Income Fund has investments in excess of 10% of its net assets in Cable Television industry.

     The Templeton Global Income Securities Fund has investments in excess of 10% of its net assets in Italy and United Kingdom.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES Investment of 5% or more of an issuer's outstanding voting securities held by any of the Funds are defined in the Investment Company Act of 1940 as affiliated companies. The investments in such companies at December 31, 1996 were as follows:


                                                                                        Purchase      Market      Dividend
      Fund                                       Affiliate                                Cost         Value       Income
      ------------------------------             --------------------------             --------     --------      -------
      Income Securities Fund ..................  Tanger Factory Outlet Centers, Inc.   $9,718,888  $9,775,850    $742,424
      Income Securities Fund ..................  Anacomp, Inc. .....................    1,902,683    1,616,895           0

9. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1(a). At December 31, 1996, the Funds held restricted securities as follows:

Real Estate Securities Fund (1.7% of net assets)


                 Shares   Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
                 511,400  Pacific Retail Trust ...........................     08/30/96    $5,625,400  $5,625,400

Income Securities Fund (0.5% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                 419,424  Bibb Co. .......................................    03/30/93 -   $6,112,066  $3,171,894
                                                                              09/08/94



9. RESTRICTED SECURITIES (cont.)

Income Securities Fund (0.5% of net assets)

                  Face    Security                                         Acquisition Date   Cost        Value
                 -------  -------------------------------------               ----------    --------    --------
               3,781,280  Del Monte Corp. ................................     09/11/96    $3,935,678  $3,781,280

High Income Fund (0.2% of net assets)

                  Face
                 -------  -------------------------------------               ----------    --------    --------
               1,124,010  Del Monte Corp. ................................     09/11/96    $1,124,010  $1,124,010

Mutual Shares Securities Fund (1.0% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                  12,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 240,000   $ 283,500

Mutual Discovery Securities Fund (1.2% of net assets)

                 Shares
                 -------  -------------------------------------               ----------    --------    --------
                   8,000  Cityscape Financial Corp., January/20/call .....     11/25/96     $ 160,000   $ 189,000


10. OTHER CONSIDERATIONS

As the Investment Advisor of the High Income Fund and Income Securities Fund, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committee for Forstmann Textile, Inc. and therefore may be in possession of certain material non-public information. Advisers has not sold, nor does it intend to sell, any of the Fund's holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.


11. LIQUIDATION OF INVESTMENT GRADE INTERMEDIATE BOND FUND AND ADJUSTABLE U.S. GOVERNMENT FUND

On October 25, 1996, as a result of a substitution transaction, the U.S. Goverment Securities Fund acquired all of the net assets of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund pursuant to a plan of liquidation approved by the Board on October 18, 1996. In connection with this liquidation, the U.S. Government Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating funds in exchange for capital shares with an equivalent value.

The net assets acquired and shares issued by the U.S. Government Securities Fund on October 25, 1996 were as follows:


                                                                                                               Shares Issued by
                                                                                                Net Assets   U.S. Gov't Sec. Fund
                                                                                                ----------       -------------
Investment Grade Intermediate Bond Fund.....................................................    $145,186,632          10,949,218
Adjustable U.S. Government Securities Fund..................................................     146,948,572          11,082,094
                                                                                                ----------       -------------
Total.......................................................................................    $292,135,204          22,031,312
                                                                                                ==========       =============

12. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period, by Fund, are as follows:


                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Templeton Global Income Securities Fund
1992   $12.59$  .260$   (.293) $  (.033) $(.404) $(.153) $ (.557)  $12.00   (.40)%   $ 75,062  .67%    4.72%    92.22%     --
1993    12.00   .500    1.471     1.971   (.499)  (.162)   (.661)   13.31  16.68      206,594  .73     7.56     59.98      --
1994    13.31   .860   (1.520)    (.660)  (.326)  (.134)   (.460)   12.19  (4.99)     254,311  .71     7.99     79.38      --
1995    12.19   .290    1.469     1.759   (.489)    --     (.489)   13.46  14.68      243,194  .64     7.59    152.89      --
1996    13.46  1.018     .167     1.185  (1.035)    --    (1.035)   13.61   9.56      221,722  .61     7.30    140.96      --

High Income Fund
1992    10.62   .380    1.306     1.686   (.536)    --     (.536)   11.77  16.21       67,991  .68     9.76     33.36      --
1993    11.77   .370    1.446     1.816   (.456)    --     (.456)   13.13  15.71      196,972  .64     8.18     21.06      --
1994    13.13   .880   (1.180)    (.300)  (.546)  (.074)   (.620)   12.21  (2.26)     255,036  .60     9.45     22.94      --
1995    12.21  1.060    1.301     2.361   (.911)    --     (.911)   13.66  19.76      360,904  .56     9.63     20.65      --
1996    13.66  1.200     .564     1.764  (1.200)  (.064)  (1.264)   14.16  13.90      446,096  .54     9.63     27.16      --

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Precious Metals Fund
1992   $10.71$  .100  $(1.140)  $(1.040) $(.310)   $--$    (.310)  $ 9.36 (10.13)%   $ 13,827  .69%    2.23%     --  %     --
1993     9.36   .030    5.159     5.189   (.089)    --     (.089)   14.46  55.62       73,575  .68     1.58       .01      --
1994    14.46   .160    (.453)    (.293)  (.077)    --     (.077)   14.09  (2.01)     125,078  .68     1.63      7.66      --
1995    14.09   .220     .111      .331   (.196)  (.145)   (.341)   14.08   2.35      105,109  .66     1.40     15.66      --
1996    14.08   .150     .436      .586   (.196)  (.180)   (.376)   14.29   4.00      109,579  .65     1.00     21.77     .0221

Real Estate Securities Fund
1992    11.65   .140    1.244     1.384   (.244)    --     (.244)  $12.79  12.12       14,859  .69     4.50      2.76      --
1993    12.79   .090    2.329     2.419   (.169)    --     (.169)   15.04  19.01       92,678  .67     4.05      5.84      --
1994    15.04   .380     .060      .440   (.170)    --     (.170)   15.31   2.89      195,697  .62     4.00     11.73      --
1995    15.31   .780    1.833     2.613   (.523)    --     (.523)   17.40  17.53      213,473  .59     4.74     22.15      --
1996    17.40   .789    4.738     5.527   (.777)    --     (.777)   22.15  32.82      322,721  .57     4.80     10.32     .0519

U.S. Government Securities Fund
1992    12.72   .520     .434      .954   (.425)  (.009)   (.434)   13.24   7.69      371,828  .59     7.07     28.64      --
1993    13.24   .500     .771     1.271   (.512)  (.079)   (.591)   13.92   9.71      684,303  .54     6.06    145.11      --
1994    13.92   .960   (1.590)    (.630)  (.668)  (.052)   (.720)   12.57  (4.55)     579,039  .53     6.87     18.25***   --
1995    12.57   .930    1.461     2.391   (.961)    --     (.961)   14.00  19.46      643,165  .52     6.72     18.68***   --
1996    14.00   .750    (.308)     .442   (.972)    --     (.972)   13.47   3.62      843,858  .51     6.66     12.93***

Zero Coupon Fund - 2000
1992    13.26   .570     .577     1.147   (.527)    --     (.527)   13.88   9.04       48,217  .257    6.97      9.10      --
1993    13.88   .660    1.549     2.209   (.618)  (.031)   (.649)   15.44  16.15       76,916  .377    5.88      7.02      --
1994    15.44   .680   (1.710)   (1.030)  (.691)  (.099)   (.790)   13.62  (6.76)      94,230  .407    6.37      --        --
1995    13.62   .750    2.029     2.779   (.669)    --     (.669)   15.73  20.67      137,357  .407    6.14      1.63      --
1996    15.73   .980    (.650)     .330   (.861)  (.009)   (.870)   15.19   2.43      129,601  .407    6.14       .58      --

Zero Coupon Fund - 2005
1992    12.91   .650     .670     1.320   (.610)    --     (.610)   13.62  10.81       18,295  .257    7.46     19.48      --
1993    13.62   .440    2.547     2.987   (.521)  (.006)   (.527)   16.08  22.21       42,998  .377    5.67     16.59      --
1994    16.08   .710   (2.240)   (1.530)  (.602)  (.188)   (.790)   13.76  (9.60)      51,499  .407    6.53      2.00      --
1995    13.76   .780    3.525     4.305   (.685)    --     (.685)   17.38  31.76       83,222  .407    6.19      1.72      --
1996    17.38   .958   (1.127)    (.169)  (.861)    --     (.861)   16.35  (0.50)      82,603  .407    6.15      2.06      --

Zero Coupon Fund - 2010
1992    12.84  1.210     .026     1.236   (.726)    --     (.726)   13.35  10.31       13,431  .257    7.64     54.50      --
1993    13.35   .500    2.805     3.305   (.937)  (.038)   (.975)   15.68  25.47       29,189  .257    5.89     36.63      --
1994    15.68   .550   (2.270)   (1.720)  (.632)  (.308)   (.940)   13.02 (10.97)      45,361  .407    6.57      4.34      --
1995    13.02   .760    4.749     5.509   (.489)    --     (.489)   18.04  42.79       85,633  .407    6.41     31.45      --
1996    18.04  1.024   (1.658)    (.634)  (.878)  (.238)  (1.116)   16.29  (2.69)      78,816  .407    6.24     16.10      --

Money Market Fund
1992     1.00   .030     --        .030   (.030)    --     (.030)    1.00   3.06       86,907  .69     2.99      --        --
1993     1.00   .030     --        .030   (.030)    --     (.030)    1.00   2.54      131,534  .66     2.53      --        --
1994     1.00   .040     --        .040   (.040)    --     (.040)    1.00   3.82      518,618  .467    4.05      --        --
1995     1.00   .060     --        .060   (.060)    --     (.060)    1.00   5.74      429,547  .407    5.58      --        --
1996     1.00   .050     --        .050   (.050)    --     (.050)    1.00   5.16      408,930  .437    5.04      --        --

Growth and Income Fund
1992    12.11   .080     .721      .801   (.121)    --     (.121)   12.79   6.73      231,659  .62     1.44     25.22      --
1993    12.79   .090    1.221     1.311   (.111)    --     (.111)   13.99  10.32      371,484  .58     1.00     41.56      --
1994    13.99   .190    (.470)    (.280)  (.094)  (.196)   (.290)   13.42  (3.41)     517,877  .54     1.81     99.21      --
1995    13.42   .410    3.915     4.325   (.196)  (.409)   (.605)   17.14  32.83      889,487  .52     3.30    116.54      --
1996    17.14   .620    1.633     2.253   (.406) (1.437)  (1.843)   17.55  14.19    1,077,989  .50     4.06     23.01     .0407

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Income Securities Fund
1992   $12.82$  .400  $ 1.266    $1.666$  (.592)$ (.244)$  (.836)  $13.65  13.20%   $ 182,993  .67%    7.44%    12.59%     --
1993    13.65   .330    2.177     2.507   (.312)  (.045)   (.357)   15.80  18.59      737,942  .56     6.66     10.12      --
1994    15.80   .820   (1.799)    (.979)  (.444)  (.067)   (.511)   14.31  (6.27)   1,000,002  .54     7.27     13.33      --
1995    14.31  1.160    1.960     3.120   (.888)  (.072)   (.960)   16.47  22.40    1,266,538  .51     8.05     33.14      --
1996    16.47  1.320     .438     1.758   (.873)  (.145)  (1.018)   17.21  11.28    1,350,659  .50     7.96     15.28     .0519

Templeton International Equity Fund
19921   10.00   .140    (.380)    (.240)   --       --      --       9.76  (2.40)      13,662 1.77*    3.91*    21.78      --
1993++   9.76   .180    2.598     2.778   (.038)    --     (.038)   12.50  28.56      310,146 1.12     1.58     29.50      --
1994    12.50   .190    (.080)     .110   (.035)  (.065)   (.100)   12.51    .87      785,124  .99     2.17     12.22      --
1995    12.51   .370     .939     1.309   (.223)  (.276)   (.499)   13.32  10.59      850,117  .92     2.87     16.42      --
1996    13.32   .400    2.575     2.975   (.380)  (.465)   (.845)   15.45  22.98    1,108,099  .89     3.07     27.52     .0140

Templeton Pacific Growth Fund
19921   10.00   --      (.120)    (.120)   --       --      --       9.88  (1.20)       5,788 1.317     --       8.41      --
1993     9.88   .050    4.680     4.730    --       --      --      14.61  47.87      215,882 1.14     1.29     12.36      --
1994    14.61   .220   (1.500)   (1.280)  (.031)  (.059)   (.090)   13.24  (8.79)     375,832 1.07     2.04      4.29      --
1995    13.24   .330     .705     1.035   (.258)  (.107)   (.365)   13.91   7.97      331,936 1.01     2.08     36.06      --
1996    13.91   .214    1.331     1.545   (.440)  (.255)   (.695)   14.76  11.10      356,759  .99     1.51     12.85     .0092

Rising Dividends Fund
19921   10.00   .060     .920      .980    --       --      --      10.98   9.80       97,687  .677    2.11*     5.22      --
1993    10.98   .140    (.522)    (.382)  (.028)    --     (.028)   10.57  (3.48)     299,730  .79     2.31     13.58      --
1994    10.57   .260    (.690)    (.430)  (.170)    --     (.170)    9.97  (4.08)     309,929  .80     2.71     24.07      --
1995     9.97   .270    2.661     2.931   (.241)    --     (.241)   12.66  29.74      463,253  .78     2.72     18.72      --
1996    12.66   .250    2.769     3.019   (.279)    --     (.279)   15.40  24.18      597,424  .76     1.96     27.97     .0505

Utility Equity Fund
1992    14.86   .350     .915     1.265   (.305)    --     (.305)   15.82   8.69      667,118  .55     5.18       .13      --
1993    15.82   .380    1.279     1.659   (.338)  (.001)   (.339)   17.14  10.54    1,589,634  .51     4.47      4.80      --
1994    17.14   .950   (2.940)   (1.990)  (.620)  (.110)   (.730)   14.42 (11.56)   1,155,110  .52     5.58     11.74      --
1995    14.42   .840    3.542     4.382   (.902)    --     (.902)   17.90  31.35    1,423,446  .50     5.14     13.27      --
1996    17.90   .910     .285     1.195   (.915)    --     (.915)   18.18   7.07    1,202,290  .50     4.20     29.69     .0252

Templeton Developing Markets Equity Fund
19942   10.00   .070    (.510)    (.440)   --       --      --       9.56  (4.40)      98,189 1.53*    1.85*     1.15      --
1995     9.56   .090     .180      .270   (.040)  (.010)   (.050)    9.78   2.77      158,084 1.41     2.01     19.96      --
1996     9.78   .123    1.972     2.095   (.100)  (.185)   (.285)   11.59  21.59      272,098 1.49     1.68     12.42     .0025

Templeton Global Growth Fund
19942   10.15   .070     .260      .330    --       --      --      10.48   3.25      158,856 1.14*    2.49*     7.14      --
1995    10.48   .160    1.170     1.330   (.060)    --     (.060)   11.75  12.72      338,755  .97     2.46     30.92      --
1996    11.75   .251    2.209     2.460   (.205)  (.205)   (.410)   13.80  21.28      579,877  .93     2.20     12.32     .0096

Templeton Global Asset Allocation Fund
19953   10.00   .180     .520      .700   (.180)    --     (.180)   10.52   7.01       14,729  .90*    3.84*    30.00      --
1996    10.52   .336    1.749     2.085   (.005)  (.010)   (.015)   12.59  19.84       56,269  .86     4.21     52.35     .0028

Small Cap Fund
19954   10.00   .030     .210      .240    --       --      --      10.24   2.30       13,301  .90*    2.70*    16.04      --
1996    10.24   .023    2.941     2.964   (.004)    --     (.004)   13.20  28.95      170,969  .77      .63     63.72     .0518

Capital Growth Fund
19965   10.00   .030    1.330     1.360    --       --      --      11.36  13.60       44,667  .77*     .96*     3.91     .0567

Templeton International Smaller Companies Fund
19965   10.00   .091    1.159     1.250    --       --       --     11.25  12.50       16,255 1.16*    2.51*     --       .0031

12. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
        ---------------------------------------------------------------            ---------------------------------------------
                                                                                                       Ratio
                        Net &                                                                          of Net
         Net            Realized         Distri-                                                       Invest-
         Asset          Unreal-  Total   butions  Distri-          Net             Net        Ratio of ment
         Value          ized     From    From     butions          Asset           Assets     Expenses Income   Port-
         at      Net    Gain     Invest- Net      From             Value           at         to       to       folio
 Year    Begin-  Invest (Loss)   ment    Invest-  Realized Total   at              End of     Average  Average  Turn-    Average
Ended    ning of -ment  on Se-   Opera-  ment     Capital  Distri- End of  Total   Period     Net      Net      over   Commission
Dec. 31, Period  Income curities tions   Income   Gains    tions   Period  Return+ (in 000's) Assets   Assets   Rate      Rate

Mutual Shares Securities Fund
19966  $10.00$ .019$ .331    $ .350       $--      $--      $--    $10.35   3.50%    $ 27,677 1.00%*   2.56%*   1.31%     .0410
Mutual Discovery Securities Fund
19966   10.00   .016     .192      .210    --       --      --      10.21   2.10       15,418 1.37*    2.11*      .14     .0300

*Annualized

***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

****Represents the
average broker commission rate per share paid by the Fund in connection wih the execution of the Fund's portfolio transactions in equity securities.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment and capital gains, if any, at net asset value and is not annualized.
++Per share amounts have been calculated using the average shares outstanding during the period.
1For the period January 27, 1992 (effective date) to December 31, 1992.
2For the period March 15, 1994 (effective date) to December 31, 1994.
3For the period April 19, 1995 (effective date) to December 31, 1995.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5For the period May 1, 1996 (effective date) to December 31, 1996.
6For the period November 8, 1996 (effective date) to December 31, 1996.
7During the periods indicated below, Advisers, the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                            Ratio of Expenses
                                          to average net assets
Adjustable U.S. Government Fund
1992                                              0.62%
Zero Coupon Fund - 2000
1992                                              0.68
1993                                              0.67
1994                                              0.66
1995                                              0.63
1996                                              0.62
Zero Coupon Fund - 2005
1992                                              0.69
1993                                              0.67
1994                                              0.68
1995                                              0.66
1996                                              0.65

                                            Ratio of Expenses
                                          to average net assets
Zero Coupon Fund - 2010
1992                                              0.69%
1993                                              0.68
1994                                              0.68
1995                                              0.66
1996                                              0.65
Money Market Fund
1994                                              0.54
1995                                              0.53
1996                                              0.53
Templeton Pacific Growth Fund
19921                                             2.57*
Rising Dividends Fund
19921                                             0.76*

FRANKLIN VALUEMARK FUNDS

Report of Independent Accountants



To the Shareholders and Board of Trustees of Franklin Valuemark Funds:

We have audited the accompanying statements of assets and liabilities of each of the twenty-three funds comprising the Franklin Valuemark Funds, including each Fund's statement of investments in securities and net assets, as of December 31, 1996, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Valuemark Funds as of December 31, 1996, the results of their operations, changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P

San Francisco, California

February 4, 1997



Franklin Valuemark Annual Report December 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 1000 Index and the S&P 500, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending      Fund        Index         Index
5/1/96          $10,000      $10,000       $10,000
5/31/96         $10,220      $10,258       $10,240
6/30/96         $10,180      $10,297       $10,251
7/31/96         $ 9,790       $9,842        $9,757
8/31/96         $10,180      $10,050       $10,023
9/30/96         $10,910      $10,615       $10,586
10/31/96        $10,880      $10,908       $10,820
11/30/96        $11,750      $11,733       $11,618
12/31/96        $11,360      $11,501       $11,430


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.

Period Ending      Fund           Index             Index
1/24/89         $10,000         $10,000           $10,000
1/31/89         $10,020         $10,165           $10,011
2/28/89         $10,080          $9,912           $10,052
3/31/89         $10,150         $10,143           $10,110
4/30/89         $10,210         $10,669           $10,176
5/31/89         $10,280         $11,101           $10,234
6/30/89          $9,990         $11,038           $10,259
7/31/89         $10,530         $12,035           $10,283
8/31/89         $11,020         $12,271           $10,300
9/30/89         $10,680         $12,220           $10,333
10/31/89        $10,040         $11,937           $10,382
11/30/89        $10,110         $12,180           $10,407
12/31/89        $10,290         $12,473           $10,424
1/31/90          $9,760         $11,636           $10,531
2/28/90          $9,920         $11,786           $10,581
3/31/90         $10,159         $12,098           $10,639
4/30/90          $9,958         $11,797           $10,656
5/31/90         $10,824         $12,947           $10,680
6/30/90         $10,693         $12,860           $10,738
7/31/90         $10,623         $12,819           $10,779
8/31/90          $9,736         $11,660           $10,878
9/30/90          $9,343         $11,093           $10,969
10/31/90         $9,242         $11,045           $11,035
11/30/90         $9,776         $11,758           $11,060
12/31/90        $10,048         $12,086           $11,060
1/31/91         $10,683         $12,613           $11,126
2/28/91         $11,127         $13,515           $11,143
3/31/91         $11,147         $13,842           $11,159
4/30/91         $11,177         $13,876           $11,176
5/31/91         $11,600         $14,474           $11,210
6/30/91         $10,853         $13,811           $11,242
7/31/91         $11,243         $14,454           $11,259
8/31/91         $11,623         $14,797           $11,292
9/30/91         $11,541         $14,550           $11,341
10/31/91        $11,664         $14,745           $11,358
11/30/91        $11,161         $14,150           $11,391
12/31/91        $12,054         $15,769           $11,399
1/31/92         $12,577         $15,476           $11,416
2/29/92         $12,587         $15,676           $11,457
3/31/92         $12,125         $15,370           $11,516
4/30/92         $12,146         $15,822           $11,532
5/31/92         $12,218         $15,899           $11,548
6/30/92         $11,943         $15,662           $11,590
7/31/92         $12,295         $16,303           $11,614
8/31/92         $12,119         $15,969           $11,647
9/30/92         $12,420         $16,156           $11,679
10/31/92        $12,658         $16,211           $11,720
11/30/92        $13,135         $16,762           $11,736
12/31/92        $13,260         $16,968           $11,728
1/31/93         $13,363         $17,110           $11,786
2/28/93         $13,280         $17,343           $11,827
3/31/93         $13,653         $17,709           $11,868
4/30/93         $13,477         $17,281           $11,902
5/31/93         $13,840         $17,742           $11,918
6/30/93         $13,676         $17,793           $11,935
7/31/93         $13,477         $17,722           $11,935
8/31/93         $13,979         $18,394           $11,968
9/30/93         $13,896         $18,252           $11,993
10/31/93        $14,105         $18,630           $12,043
11/30/93        $13,990         $18,453           $12,051
12/31/93        $14,627         $18,676           $12,051
1/31/94         $15,453         $19,311           $12,084
2/28/94         $15,255         $18,788           $12,125
3/31/94         $14,345          $7,969           $12,166
4/30/94         $14,429         $18,199           $12,183
5/31/94         $14,471         $18,497           $12,191
6/30/94         $13,815         $18,044           $12,233
7/31/94         $14,215         $18,636           $12,266
8/31/94         $14,689         $19,400           $12,315
9/30/94         $14,257         $18,927           $12,348
10/31/94        $14,457         $19,353           $12,357
11/30/94        $13,920         $18,648           $12,373
12/31/94        $14,131         $18,924           $12,373
1/31/95         $14,246         $19,414           $12,422
2/28/95         $14,815         $20,171           $12,472
3/31/95         $15,236         $20,766           $12,513
4/30/95         $15,689         $21,377           $12,555
5/31/95         $16,173         $22,232           $12,580
6/30/95         $16,273         $22,748           $12,605
7/31/95         $16,547         $23,503           $12,605
8/31/95         $16,744         $23,562           $12,638
9/30/95         $17,467         $24,556           $12,663
10/31/95        $17,335         $24,468           $12,705
11/30/95        $18,014         $25,542           $12,696
12/31/95        $18,770         $26,035           $12,687
1/31/96         $19,153         $26,920           $12,762
2/29/96         $18,956         $27,170           $12,803
3/31/96         $19,153         $27,431           $12,869
4/30/96         $19,252         $27,834           $12,919
5/31/96         $19,449         $28,553           $12,944
6/30/96         $19,810         $28,661           $12,952
7/31/96         $19,077         $27,394           $12,976
8/31/96         $19,346         $27,972           $13,001
9/30/96         $19,859         $29,547           $13,043
10/31/96        $20,445         $30,363           $13,084
11/30/96        $21,422         $32,658           $13,109
12/31/96        $21,434         $32,011           $13,109



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's shares with the CS First Boston High Yield Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund           Index             Index

1/24/89       $10,000         $10,000           $10,000
1/31/89       $10,020         $10,045           $10,011
2/28/89       $10,080         $10,091           $10,052
3/31/89       $10,150         $10,019           $10,110
4/30/89       $10,220          $9,995           $10,176
5/31/89       $10,290         $10,232           $10,234
6/30/89       $10,300         $10,380           $10,259
7/31/89       $10,330         $10,403           $10,283
8/31/89       $10,370         $10,402           $10,300
9/30/89       $10,300         $10,165           $10,333
10/31/89      $10,070          $9,911           $10,382
11/30/89      $10,050          $9,931           $10,407
12/31/89      $10,130          $9,886           $10,424
1/31/90        $9,920          $9,538           $10,531
2/28/90        $9,770          $9,362           $10,581
3/31/90        $9,924          $9,632           $10,639
4/30/90        $9,831          $9,672           $10,656
5/31/90        $9,893          $9,873           $10,680
6/30/90       $10,152         $10,184           $10,738
7/31/90       $10,379         $10,513           $10,779
8/31/90        $9,893         $10,027           $10,878
9/30/90        $9,251          $9,262           $10,969
10/31/90       $8,879          $9,030           $11,035
11/30/90       $9,076          $9,211           $11,060
12/31/90       $9,251          $9,256           $11,060
1/31/91        $9,345          $9,509           $11,126
2/28/91        $9,934         $10,330           $11,143
3/31/91       $10,286         $10,970           $11,159
4/30/91       $10,566         $11,426           $11,176
5/31/91       $10,659         $11,483           $11,210
6/30/91       $10,907         $11,784           $11,242
7/31/91       $11,168         $12,182           $11,259
8/31/91       $11,372         $12,404           $11,292
9/30/91       $11,519         $12,685           $11,341
10/31/91      $11,803         $13,105           $11,358
11/30/91      $11,939         $13,210           $11,391
12/31/91      $12,007         $13,306           $11,399
1/31/92       $12,392         $13,848           $11,416
2/29/92       $12,608         $14,184           $11,457
3/31/92       $12,778         $14,396           $11,516
4/30/92       $12,857         $14,407           $11,532
5/31/92       $13,039         $14,603           $11,548
6/30/92       $13,161         $14,748           $11,590
7/31/92       $13,411         $14,975           $11,614
8/31/92       $13,637         $15,181           $11,647
9/30/92       $13,744         $15,280           $11,679
10/31/92      $13,577         $15,121           $11,720
11/30/92      $13,839         $15,348           $11,736
12/31/92      $13,993         $15,521           $11,728
1/31/93       $14,255         $15,945           $11,786
2/28/93       $14,481         $16,261           $11,827
3/31/93       $14,695         $16,604           $11,868
4/30/93       $14,754         $16,699           $11,902
5/31/93       $14,897         $16,942           $11,918
6/30/93       $15,206         $17,249           $11,935
7/31/93       $15,317         $17,428           $11,935
8/31/93       $15,403         $17,577           $11,968
9/30/93       $15,403         $17,677           $11,993
10/31/93      $15,921         $18,000           $12,043
11/30/93      $16,020         $18,227           $12,051
12/31/93      $16,192         $18,457           $12,051
1/31/94       $16,537         $18,785           $12,084
2/28/94       $16,414         $18,813           $12,125
3/31/94       $15,637         $18,260           $12,166
4/30/94       $15,415         $18,016           $12,183
5/31/94       $15,465         $18,118           $12,191
6/30/94       $15,619         $17,997           $12,233
7/31/94       $15,593         $18,082           $12,266
8/31/94       $15,710         $18,212           $12,315
9/30/94       $15,762         $18,285           $12,348
10/31/94      $15,788         $18,297           $12,357
11/30/94      $15,684         $18,085           $12,373
12/31/94      $15,853         $18,277           $12,373
1/31/95       $16,112         $18,469           $12,422
2/28/95       $16,735         $18,923           $12,472
3/31/95       $16,904         $19,137           $12,513
4/30/95       $17,398         $19,562           $12,555
5/31/95       $17,878         $20,113           $12,580
6/30/95       $17,971         $20,246           $12,605
7/31/95       $18,221         $20,560           $12,605
8/31/95       $18,277         $20,617           $12,638
9/30/95       $18,471         $20,855           $12,663
10/31/95      $18,721         $21,086           $12,705
11/30/95      $18,666         $21,185           $12,696
12/31/95      $18,985         $21,454           $12,687
1/31/96       $19,347         $21,862           $12,762
2/29/96       $19,541         $21,978           $12,803
3/31/96       $19,402         $21,918           $12,869
4/30/96       $19,500         $22,037           $12,919
5/31/96       $19,652         $22,215           $12,944
6/30/96       $19,701         $22,264           $12,952
7/31/96       $19,899         $22,465           $12,976
8/31/96       $20,250         $22,709           $13,001
9/30/96       $20,739         $23,100           $13,043
10/31/96      $20,938         $23,294           $13,084
11/30/96      $21,319         $23,657           $13,109
12/31/96      $21,625         $24,119           $13,109



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Government/Corporate Bond Index, the S&P 500, and the Lipper Income Average, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund         Index         Index

1/24/89       $10,000       $10,000       $10,000      $10,000
3/31/89       $10,150       $10,080       $10,520      $10,263
6/30/89       $10,280       $10,890       $11,449      $10,895
9/30/89       $10,460       $10,993       $12,675      $11,230
12/31/89      $10,900       $11,390       $12,936      $11,409
3/31/90       $10,693       $11,260       $12,547      $11,007
6/30/90       $11,030       $11,665       $13,336      $11,256
9/30/90       $10,101       $11,735       $11,504      $10,389
12/31/90      $10,091       $12,334       $12,535      $10,495
3/31/91       $11,754       $12,665       $14,355      $11,287
6/30/91       $12,452       $12,857       $14,323      $11,417
9/30/91       $13,448       $13,596       $15,088      $12,209
12/31/91      $13,999       $14,321       $16,354      $12,885
3/31/92       $14,935       $14,106       $15,941      $12,885
6/30/92       $15,515       $14,678       $16,243      $13,258
9/30/92       $15,855       $15,395       $16,755      $13,762
12/31/92      $15,983       $15,406       $17,599      $14,051
3/31/93       $16,979       $16,123       $18,368      $14,832
6/30/93       $17,671       $16,609       $18,457      $15,160
9/30/93       $18,367       $17,160       $18,934      $15,651
12/31/93      $18,954       $17,110       $19,373      $15,832
3/31/94       $18,151       $16,571       $18,638      $15,349
6/30/94       $17,816       $16,366       $18,717      $15,306
9/30/94       $18,175       $16,448       $19,632      $15,629
12/31/94      $17,729       $16,509       $19,628      $15,403
3/31/95       $18,460       $17,331       $21,540      $16,290
6/30/95       $19,869       $18,454       $23,597      $17,267
9/30/95       $20,804       $18,806       $25,473      $18,081
12/31/95      $21,700       $19,683       $27,006      $18,892
3/31/96       $21,938       $19,222       $28,457      $19,255
6/30/96       $22,576       $19,312       $29,734      $19,606
9/30/96       $22,955       $19,654       $30,653      $19,990
12/31/96      $24,148       $20,256       $33,210      $20,933



GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund               Index

01/24/89         $10,000             $10,000
01/31/89         $10,020             $10,165
02/28/89         $10,080              $9,912
03/31/89         $10,150             $10,143
04/30/89         $10,220             $10,669
05/31/89         $10,090             $11,101
06/30/89         $10,360             $11,038
07/31/89         $10,500             $12,035
08/31/89         $10,750             $12,271
09/30/89         $11,110             $12,220
10/31/89         $11,180             $11,937
11/30/89         $12,230             $12,180
12/31/89         $12,430             $12,473
01/31/90         $12,920             $11,636
02/28/90         $12,180             $11,786
03/31/90         $12,038             $12,098
04/30/90         $11,258             $11,797
05/31/90         $11,947             $12,947
06/30/90         $11,380             $12,860
07/31/90         $12,038             $12,819
08/31/90         $11,694             $11,660
09/30/90         $11,501             $11,093
10/31/90         $10,448             $11,045
11/30/90         $10,185             $11,758
12/31/90         $10,651             $12,086
01/31/91          $9,831             $12,613
02/28/91         $10,701             $13,515
03/31/91         $10,610             $13,842
04/30/91         $10,560             $13,876
05/31/91         $10,853             $14,474
06/30/91         $11,258             $13,811
07/31/91         $11,382             $14,454
08/31/91         $10,814             $14,797
09/30/91         $10,834             $14,550
10/31/91         $11,227             $14,745
11/30/91         $11,361             $14,150
12/31/91         $10,617             $15,769
01/31/92         $11,340             $15,476
02/29/92         $11,165             $15,676
03/31/92         $10,752             $15,370
04/30/92         $10,607             $15,822
05/31/92         $11,123             $15,899
06/30/92         $11,407             $15,662
07/31/92         $11,492             $16,303
08/31/92         $11,120             $15,969
09/30/92         $10,982             $16,156
10/31/92         $10,313             $16,211
11/30/92          $9,612             $16,762
12/31/92          $9,941             $16,968
01/31/93          $9,867             $17,110
02/28/93         $10,355             $17,343
03/31/93         $11,343             $17,709
04/30/93         $12,108             $17,281
05/31/93         $13,658             $17,742
06/30/93         $13,737             $17,793
07/31/93         $14,957             $17,722
08/31/93         $13,823             $18,394
09/30/93         $12,689             $18,252
10/31/93         $13,887             $18,630
11/30/93         $13,769             $18,453
12/31/93         $15,471             $18,676
01/31/94         $15,578             $19,311
02/28/94         $14,925             $18,788
03/31/94         $15,096             $17,969
04/30/94         $14,390             $18,199
05/31/94         $14,861             $18,497
06/30/94         $14,559             $18,044
07/31/94         $14,839             $18,636
08/31/94         $15,495             $19,400
09/30/94         $16,508             $18,927
10/31/94         $15,915             $19,353
11/30/94         $14,645             $18,648
12/31/94         $15,172             $18,924
01/31/95         $13,385             $19,414
02/28/95         $13,988             $20,171
03/31/95         $15,291             $20,766
04/30/95         $15,442             $21,377
05/31/95         $15,334             $22,232
06/30/95         $15,319             $22,748
07/31/95         $15,815             $23,503
08/31/95         $15,716             $23,562
09/30/95         $15,782             $24,556
10/31/95         $14,018             $24,468
11/30/95         $15,242             $25,542
12/31/95         $15,529             $26,035
1/31/96          $18,098             $26,920
2/29/96          $18,231             $27,170
3/31/96          $18,319             $27,431
4/30/96          $18,418             $27,834
5/31/96          $19,124             $28,553
6/30/96          $16,862             $28,661
7/31/96          $16,512             $27,394
8/31/96          $17,144             $27,972
9/30/96          $16,184             $29,547
10/31/96         $16,297             $30,363
11/30/96         $16,150             $32,658
12/31/96         $16,150             $32,011



GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire Real Estate Securities Index and the S&P 500, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending       Fund          Index          Index

1/24/89          $10,000        $10,000        $10,000
1/31/89          $10,020        $10,165        $10,037
2/28/89          $10,080         $9,912        $10,063
3/31/89          $10,150        $10,143        $10,134
4/30/89          $10,220        $10,669        $10,318
5/31/89          $10,290        $11,101        $10,495
6/30/89          $10,540        $11,038        $10,613
7/31/89          $10,850        $12,035        $10,948
8/31/89          $10,990        $12,271        $10,832
9/30/89          $10,750        $12,220        $10,808
10/31/89         $10,450        $11,937        $10,268
11/30/89         $10,490        $12,180        $10,115
12/31/89         $10,480        $12,473        $10,111
1/31/90          $10,170        $11,636         $9,635
2/28/90          $10,150        $11,786         $9,631
3/31/90          $10,249        $12,098         $9,609
4/30/90          $10,107        $11,797         $9,422
5/31/90          $10,178        $12,947         $9,381
6/30/90          $10,259        $12,860         $9,399
7/31/90          $10,137        $12,819         $9,039
8/31/90           $9,427        $11,660         $7,983
9/30/90           $8,808        $11,093         $7,058
10/31/90          $8,564        $11,045         $6,550
11/30/90          $9,102        $11,758         $6,816
12/31/90          $9,224        $12,086         $6,728
1/31/91          $10,158        $12,613         $7,383
2/28/91          $10,381        $13,515         $7,817
3/31/91          $11,081        $13,842         $8,514
4/30/91          $11,274        $13,876         $8,445
5/31/91          $11,406        $14,474         $8,575
6/30/91          $11,096        $13,811         $8,153
7/31/91          $11,233        $14,454         $8,118
8/31/91          $11,191        $14,797         $8,020
9/30/91          $11,413        $14,550         $7,929
10/31/91         $11,265        $14,745         $7,750
11/30/91         $11,180        $14,150         $7,493
12/31/91         $11,909        $15,769         $8,076
1/31/92          $12,987        $15,476         $8,456
2/29/92          $12,628        $15,676         $8,435
3/31/92          $12,396        $15,370         $8,253
4/30/92          $12,216        $15,822         $8,116
5/31/92          $12,501        $15,899         $8,149
6/30/92          $12,390        $15,662         $7,903
7/31/92          $12,886        $16,303         $7,933
8/31/92          $12,746        $15,969         $7,813
9/30/92          $12,929        $16,156         $8,110
10/31/92         $13,135        $16,211         $8,196
11/30/92         $13,286        $16,762         $8,267
12/31/92         $13,804        $16,968         $8,674
1/31/93          $14,365        $17,110         $9,276
2/28/93          $14,883        $17,343         $9,725
3/31/93          $15,854        $17,709        $10,378
4/30/93          $15,228        $17,281         $9,790
5/31/93          $15,099        $17,742         $9,636
6/30/93          $15,619        $17,793         $9,888
7/31/93          $15,925        $17,722        $10,089
8/31/93          $16,351        $18,394        $10,299
9/30/93          $17,192        $18,252        $10,765
10/31/93         $17,072        $18,630        $10,463
11/30/93         $16,013        $18,453        $10,007
12/31/93         $16,428        $18,676         $9,995
1/31/94          $16,723        $19,311        $10,295
2/28/94          $17,411        $18,788        $10,716
3/31/94          $16,799        $17,969        $10,220
4/30/94          $17,072        $18,199        $10,334
5/31/94          $17,334        $18,497        $10,549
6/30/94          $17,010        $18,044        $10,341
7/31/94          $16,976        $18,636        $10,365
8/31/94          $16,921        $19,400        $10,358
9/30/94          $16,644        $18,927        $10,185
10/31/94         $16,047        $19,353         $9,812
11/30/94         $15,471        $18,648         $9,428
12/31/94         $16,943        $18,924        $10,159
1/31/95          $16,323        $19,414         $9,831
2/28/95          $16,611        $20,171        $10,139
3/31/95          $16,733        $20,766        $10,197
4/30/95          $16,689        $21,377        $10,124
5/31/95          $17,364        $22,232        $10,459
6/30/95          $17,658        $22,748        $10,641
7/31/95          $18,024        $23,503        $10,812
8/31/95          $18,413        $23,562        $10,944
9/30/95          $18,940        $24,556        $11,146
10/31/95         $18,551        $24,468        $10,800
11/30/95         $18,860        $25,542        $10,912
12/31/95         $19,912        $26,035        $11,545
1/31/96          $20,359        $26,920        $11,705
2/29/96          $20,622        $27,170        $11,936
3/31/96          $20,645        $27,431        $12,033
4/30/96          $20,702        $27,834        $12,087
5/31/96          $21,114        $28,553        $12,357
6/30/96          $21,341        $28,661        $12,604
7/31/96          $21,174        $27,394        $12,492
8/31/96          $22,188        $27,972        $13,023
9/30/96          $22,889        $29,547        $13,348
10/31/96         $23,343        $30,363        $13,710
11/30/96         $24,107        $32,658        $14,279
12/31/96         $26,448        $32,011        $15,802



GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the fund's shares with the Wilshire MidCap Growth Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending         Fund             Index

1/27/92            $10,000           $10,000
1/31/92            $10,000           $10,039
2/29/92            $10,000           $10,209
3/31/92             $9,930            $9,801
4/30/92             $9,980            $9,568
5/31/92            $10,130            $9,448
6/30/92             $9,990            $9,020
7/31/92            $10,350            $9,514
8/31/92            $10,240            $9,315
9/30/92            $10,410            $9,478
10/31/92           $10,540            $9,865
11/30/92           $10,860           $10,620
12/31/92           $10,980           $10,945
1/31/93            $10,860           $11,193
2/28/93            $10,670           $10,815
3/31/93            $10,760           $11,147
4/30/93            $10,390           $10,681
5/31/93            $10,530           $11,290
6/30/93            $10,418           $11,365
7/31/93            $10,418           $11,264
8/31/93            $10,588           $11,835
9/30/93            $10,588           $12,132
10/31/93           $10,749           $12,196
11/30/93           $10,478           $12,006
12/31/93           $10,598           $12,670
1/31/94            $10,739           $13,117
2/28/94            $10,378           $13,187
3/31/94             $9,916           $12,402
4/30/94             $9,936           $12,452
5/31/94            $10,077           $12,261
6/30/94            $10,054           $11,643
7/31/94            $10,156           $11,927
8/31/94            $10,584           $12,948
9/30/94            $10,340           $12,846
10/31/94           $10,309           $13,159
11/30/94           $10,064           $12,576
12/31/94           $10,166           $12,785
1/31/95            $10,442           $12,788
2/28/95            $10,748           $13,555
3/31/95            $10,982           $14,055
4/30/95            $11,064           $14,265
5/31/95            $11,441           $14,498
6/30/95            $11,565           $15,410
7/31/95            $11,815           $16,705
8/31/95            $12,013           $16,960
9/30/95            $12,409           $17,434
10/31/95           $12,304           $16,820
11/30/95           $12,940           $17,703
12/31/95           $13,190           $17,767
1/31/96            $13,451           $18,074
2/29/96            $13,648           $18,750
3/31/96            $13,648           $18,977
4/30/96            $13,617           $20,102
5/31/96            $13,992           $20,703
6/30/96            $14,146           $19,575
7/31/96            $13,731           $17,899
8/31/96            $14,008           $19,204
9/30/96            $14,731           $20,113
10/31/96           $15,167           $19,544
11/30/96           $16,220           $20,644
12/31/96           $16,379           $20,371


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 2500 Index and the S&P 500, based on a $10,000 investment from 11/1/95 to 12/31/96.


Period Ending       Fund           Index              Index

11/1/95          $10,000         $10,000            $10,000
11/30/95          $9,700         $10,439            $10,427
12/31/95         $10,230         $10,640            $10,605
1/31/96          $10,370         $11,002            $10,681
2/29/96          $10,850         $11,105            $11,002
3/31/96          $11,140         $11,211            $11,227
4/30/96          $12,250         $11,376            $11,745
5/31/96          $12,760         $11,669            $12,063
6/30/96          $12,154         $11,714            $11,693
7/31/96          $11,054         $11,196            $10,837
8/31/96          $12,114         $11,432            $11,460
9/30/96          $12,654         $12,076            $11,957
10/31/96         $12,404         $12,409            $11,878
11/30/96         $12,964         $13,347            $12,451
12/31/96         $13,204         $13,083            $12,622



GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the IFC Investable Composite Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending    Fund        Index          Index

3/15/94       $10,000      $10,000         $10,000
3/31/94       $10,000       $9,779          $9,478
4/30/94       $10,060      $10,083          $9,298
5/31/94       $10,040      $10,110          $9,518
6/30/94        $9,990      $10,083          $9,179
7/31/94       $10,250      $10,276          $9,839
8/31/94       $10,530      $10,587         $11,098
9/30/94       $10,520      $10,310         $11,378
10/31/94      $10,410      $10,606         $11,003
11/30/94      $10,000      $10,148         $10,581
12/31/94       $9,560      $10,248          $9,442
1/31/95        $8,910      $10,097          $8,197
2/28/95        $8,780      $10,246          $8,090
3/31/95        $9,150      $10,742          $8,073
4/30/95        $9,540      $11,119          $8,410
5/31/95        $9,800      $11,216          $8,724
6/30/95        $9,855      $11,215          $8,775
7/31/95       $10,438      $11,778          $9,047
8/31/95       $10,167      $11,517          $8,805
9/30/95       $10,096      $11,855          $8,738
10/31/95       $9,735      $11,670          $8,406
11/30/95       $9,664      $12,077          $8,364
12/31/95       $9,825      $12,432          $8,655
1/31/96       $10,880      $12,660          $9,386
2/29/96       $10,659      $12,740          $9,168
3/31/96       $10,860      $12,954          $9,300
4/30/96       $11,222      $13,261          $9,676
5/31/96       $11,382      $13,274          $9,590
6/30/96       $11,390      $13,343          $9,702
7/31/96       $10,782      $12,873          $9,066
8/31/96       $10,957      $13,024          $9,347
9/30/96       $11,194      $13,536          $9,485
10/31/96      $11,184      $13,633          $9,281
11/30/96      $11,617      $14,399          $9,419
12/31/96      $11,947      $14,172          $9,460



GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index and the JP Morgan Global Bond Unhedged Index, based on a $10,000 investment from 5/1/95 to 12/31/96.


Period Ending    Fund           Index      Index

5/01/95        $10,000         $10,000    $10,000
5/31/95        $10,070         $10,087    $10,279
6/30/95        $10,130         $10,086    $10,344
7/31/95        $10,340         $10,592    $10,392
8/31/95        $10,290         $10,358    $10,103
9/30/95        $10,390         $10,662    $10,331
10/31/95       $10,320         $10,495    $10,432
11/30/95       $10,430         $10,862    $10,549
12/31/95       $10,701         $11,181    $10,680
1/31/96        $11,077         $11,386    $10,570
2/29/96        $11,148         $11,457    $10,508
3/31/96        $11,219         $11,650    $10,493
4/30/96        $11,423         $11,926    $10,454
5/31/96        $11,525         $11,938    $10,464
6/30/96        $11,581         $12,000    $10,555
7/31/96        $11,407         $11,578    $10,749
8/31/96        $11,652         $11,713    $10,795
9/30/96        $11,927         $12,173    $10,854
10/31/96       $12,059         $12,261    $11,070
11/30/96       $12,599         $12,950    $11,162
12/31/96       $12,823         $12,745    $11,151



GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI World Index, based on a $10,000 investment from 3/15/94 to 12/31/96.


Period Ending        Fund           Index

3/15/94            $10,000          $10,000
3/31/94            $10,030          $9,779
4/30/94            $10,079          $10,083
5/31/94            $10,118          $10,110
6/30/94            $10,020          $10,083
7/31/94            $10,295          $10,276
8/31/94            $10,551          $10,587
9/30/94            $10,482          $10,310
10/31/94           $10,492          $10,606
11/30/94           $10,285          $10,148
12/31/94           $10,315          $10,248
1/31/95            $10,226          $10,097
2/28/95            $10,335          $10,246
3/31/95            $10,335          $10,742
4/30/95            $10,630          $11,119
5/31/95            $10,896          $11,216
6/30/95            $11,053          $11,215
7/31/95            $11,498          $11,778
8/31/95            $11,399          $11,517
9/30/95            $11,617          $11,855
10/31/95           $11,231          $11,670
11/30/95           $11,310          $12,077
12/31/95           $11,627          $12,432
1/31/96            $12,132          $12,660
2/29/96            $12,181          $12,740
3/31/96            $12,379          $12,954
4/30/96            $12,706          $13,261
5/31/96            $12,894          $13,274
6/30/96            $12,886          $13,343
7/31/96            $12,416          $12,873
8/31/96            $12,814          $13,024
9/30/96            $12,988          $13,536
10/31/96           $13,080          $13,633
11/30/96           $13,672          $14,399
12/31/96           $14,102          $14,172



GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the fund's shares with the JP Morgan Globa Bond (Unhedged)Index and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending    Fund        Index            Index

1/24/89        $10,000       $10,000         $10,000
1/31/89        $10,020       $9,978          $10,011
2/28/89        $10,080       $9,962          $10,052
3/31/89        $10,150       $9,877          $10,110
4/30/89        $10,220       $10,040         $10,176
5/31/89        $10,290       $9,932          $10,234
6/30/89        $10,330       $10,157         $10,259
7/31/89        $10,510       $10,562         $10,283
8/31/89        $10,610       $10,249         $10,300
9/30/89        $10,600       $10,411         $10,333
10/31/89       $10,570       $10,545         $10,382
11/30/89       $10,760       $10,639         $10,407
12/31/89       $10,930       $10,764         $10,424
1/31/90        $10,920       $10,603         $10,531
2/28/90        $10,850       $10,489         $10,581
3/31/90        $10,965       $10,425         $10,639
4/30/90        $10,944       $10,384         $10,656
5/31/90        $11,138       $10,716         $10,680
6/30/90        $11,454       $10,910         $10,738
7/31/90        $11,729       $11,231         $10,779
8/31/90        $11,627       $11,143         $10,878
9/30/90        $11,617       $11,248         $10,969
10/31/90       $11,688       $11,692         $11,035
11/30/90       $11,882       $11,898         $11,060
12/31/90       $12,004       $12,030         $11,060
1/31/91        $12,147       $12,303         $11,126
2/28/91        $12,412       $12,316         $11,143
3/31/91        $12,147       $11,931         $11,159
4/30/91        $12,320       $12,076         $11,176
5/31/91        $12,463       $12,087         $11,210
6/30/91        $12,359       $11,925         $11,242
7/31/91        $12,605       $12,176         $11,259
8/31/91        $12,648       $12,430         $11,292
9/30/91        $12,982       $12,883         $11,341
10/31/91       $13,154       $13,011         $11,358
11/30/91       $13,132       $13,223         $11,391
12/31/91       $13,486       $13,891         $11,399
1/31/92        $13,454       $13,618         $11,416
2/29/92        $13,464       $13,579         $11,457
3/31/92        $13,475       $13,454         $11,516
4/30/92        $13,604       $13,566         $11,532
5/31/92        $13,871       $13,951         $11,548
6/30/92        $13,868       $14,332         $11,590
7/31/92        $14,014       $14,647         $11,614
8/31/92        $13,846       $15,037         $11,647
9/30/92        $13,197       $15,022         $11,679
10/31/92       $13,477       $14,646         $11,720
11/30/92       $13,253       $14,387         $11,736
12/31/92       $13,432       $14,524         $11,728
1/31/93        $13,533       $14,771         $11,786
2/28/93        $13,734       $15,008         $11,827
3/31/93        $14,148       $15,239         $11,868
4/30/93        $14,574       $15,517         $11,902
5/31/93        $14,809       $15,615         $11,918
6/30/93        $14,778       $15,627         $11,935
7/31/93        $14,825       $15,633         $11,935
8/31/93        $15,155       $16,096         $11,968
9/30/93        $15,107       $16,267         $11,993
10/31/93       $15,461       $16,259         $12,043
11/30/93       $15,155       $16,140         $12,051
12/31/93       $15,673       $16,304         $12,051
1/31/94        $15,967       $16,458         $12,084
2/28/94        $15,602       $16,277         $12,125
3/31/94        $15,131       $16,202         $12,166
4/30/94        $15,119       $16,189         $12,183
5/31/94        $15,178       $16,054         $12,191
6/30/94        $14,440       $16,246         $12,233
7/31/94        $14,670       $16,398         $12,266
8/31/94        $14,791       $16,356         $12,315
9/30/94        $14,779       $16,436         $12,348
10/31/94       $14,864       $16,682         $12,357
11/30/94       $14,864       $16,472         $12,373
12/31/94       $14,755       $16,510         $12,373
1/31/95        $14,658       $16,843         $12,422
2/28/95        $14,888       $17,278         $12,472
3/31/95        $15,155       $18,157         $12,513
4/30/95        $15,494       $18,446         $12,555
5/31/95        $15,869       $18,961         $12,580
6/30/95        $15,940       $19,080         $12,605
7/31/95        $16,041       $19,170         $12,605
8/31/95        $15,839       $18,637         $12,638
9/30/95        $16,191       $19,056         $12,663
10/31/95       $16,455       $19,243         $12,705
11/30/95       $16,594       $19,459         $12,696
12/31/95       $16,921       $19,700         $12,687
1/31/96        $16,845       $19,497         $12,762
2/29/96        $16,644       $19,384         $12,803
3/31/96        $16,694       $19,355         $12,869
4/30/96        $16,820       $19,283         $12,919
5/31/96        $16,908       $19,303         $12,944
6/30/96        $17,135       $19,470         $12,952
7/31/96        $17,204       $19,829         $12,976
8/31/96        $17,421       $19,912         $13,001
9/30/96        $17,694       $20,022         $13,043
10/31/96       $18,048       $20,420         $13,084
11/30/96       $18,484       $20,589         $13,109
12/31/96       $18,552       $20,569         $13,109



GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92         $10,000         $10,000
1/31/92         $10,000          $9,973
2/29/92         $10,000          $9,619
3/31/92         $10,000          $8,987
4/30/92         $10,010          $9,032
5/31/92         $10,270          $9,639
6/30/92         $10,040          $9,185
7/31/92          $9,760          $8,952
8/31/92          $9,860          $9,517
9/30/92          $9,740          $9,332
10/31/92         $9,570          $8,845
11/30/92         $9,670          $8,931
12/31/92         $9,760          $8,980
1/31/93          $9,630          $8,982
2/28/93          $9,770          $9,256
3/31/93          $9,930         $10,066
4/30/93         $10,200         $11,024
5/31/93         $10,410         $11,260
6/30/93         $10,218         $11,087
7/31/93         $10,419         $11,477
8/31/93         $11,132         $12,099
9/30/93         $11,042         $11,829
10/31/93        $11,694         $12,196
11/30/93        $11,403         $11,132
12/31/93        $12,547         $11,938
1/31/94         $13,461         $12,951
2/28/94         $13,230         $12,917
3/31/94         $12,748         $12,363
4/30/94         $12,868         $12,891
5/31/94         $12,939         $12,820
6/30/94         $12,601         $13,003
7/31/94         $13,117         $13,132
8/31/94         $13,512         $13,446
9/30/94         $13,249         $13,025
10/31/94        $13,461         $13,461
11/30/94        $12,885         $12,818
12/31/94        $12,652         $12,901
1/31/95         $12,389         $12,408
2/28/95         $12,571         $12,376
3/31/95         $12,531         $13,152
4/30/95         $13,087         $13,651
5/31/95         $13,330         $13,492
6/30/95         $13,624         $13,259
7/31/95         $14,202         $14,087
8/31/95         $13,897         $13,554
9/30/95         $14,202         $13,822
10/31/95        $13,792         $13,454
11/30/95        $13,824         $13,832
12/31/95        $13,992         $14,392
1/31/96         $14,464         $14,454
2/29/96         $14,801         $14,506
3/31/96         $15,032         $14,818
4/30/96         $15,473         $15,252
5/31/96         $15,693         $14,975
6/30/96         $15,714         $15,063
7/31/96         $15,235         $14,626
8/31/96         $15,692         $14,662
9/30/96         $15,848         $15,054
10/31/96        $16,137         $14,904
11/30/96        $16,750         $15,500
12/31/96        $17,207         $15,305



GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI EAFE Index, based on a $10,000 investment from 5/1/96 to 12/31/96.


Period Ending     Fund          Index

5/1/96          $10,000        $10,000
5/31/96         $10,150         $9,818
6/30/96         $10,330         $9,876
7/31/96         $10,210         $9,590
8/31/96         $10,330         $9,613
9/30/96         $10,410         $9,870
10/31/96        $10,690         $9,771
11/30/96        $10,890        $10,162
12/31/96        $11,250        $10,034



GRAPHIC MATERIAL (15)

The following line graph hypothetically compares the performance of the fund's shares with the MSCI Pacific Index, based on a $10,000 investment from 1/27/92 to 12/31/96.


Period Ending     Fund           Index

1/27/92          $10,000        $10,000
1/31/92          $10,000         $9,950
2/29/92          $10,000         $9,254
3/31/92          $10,000         $8,376
4/30/92          $10,010         $7,994
5/31/92          $10,210         $8,619
6/30/92          $10,450         $7,944
7/31/92           $9,900         $7,835
8/31/92           $9,570         $8,910
9/30/92           $9,790         $8,708
10/31/92         $10,230         $8,402
11/30/92         $10,110         $8,562
12/31/92          $9,880         $8,466
1/31/93           $9,980         $8,452
2/28/93          $10,330         $8,864
3/31/93          $10,270         $9,936
4/30/93          $10,920        $11,521
5/31/93          $11,290        $11,859
6/30/93          $11,100        $11,666
7/31/93          $11,230        $12,358
8/31/93          $11,770        $12,725
9/30/93          $11,840        $12,251
10/31/93         $13,110        $12,525
11/30/93         $12,970        $10,760
12/31/93         $14,610        $11,512
1/31/94          $14,720        $12,847
2/28/94          $14,300        $13,180
3/31/94          $13,330        $12,453
4/30/94          $13,520        $12,994
5/31/94          $14,080        $13,304
6/30/94          $13,704        $13,742
7/31/94          $13,956        $13,449
8/31/94          $14,549        $13,685
9/30/94          $14,006        $13,344
10/31/94         $14,097        $13,683
11/30/94         $13,191        $12,921
12/31/94         $13,322        $13,010
1/31/95          $12,356        $12,190
2/28/95          $12,869        $11,890
3/31/95          $13,191        $12,806
4/30/95          $13,372        $13,353
5/31/95          $13,895        $12,821
6/30/95          $13,639        $12,280
7/31/95          $14,166        $13,168
8/31/95          $14,001        $12,674
9/30/95          $14,259        $12,793
10/31/95         $13,691        $12,173
11/30/95         $13,763        $12,773
12/31/95         $14,384        $13,399
1/31/96          $15,552        $13,424
2/29/96          $15,500        $13,275
3/31/96          $15,531        $13,684
4/30/96          $16,224        $14,384
5/31/96          $16,276        $13,761
6/30/96          $16,132        $13,766
7/31/96          $15,255        $13,136
8/31/96          $15,634        $12,792
9/30/96          $15,862        $13,211
10/31/96         $15,353        $12,600
11/30/96         $16,176        $12,940
12/31/96         $15,981        $12,267



GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Intermediate Government Bond Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending  Fund      Index          Index

3/14/89      $10,000    $10,000        $10,000
3/31/89      $10,000    $10,026        $10,032
4/30/89      $10,000    $10,229        $10,097
5/31/89      $10,000    $10,426        $10,155
6/30/89      $10,050    $10,692        $10,179
7/31/89      $10,190    $10,909        $10,203
8/31/89      $10,080    $10,762        $10,220
9/30/89      $10,140    $10,813        $10,252
10/31/89     $10,370    $11,040        $10,302
11/30/89     $10,470    $11,150        $10,326
12/31/89     $10,540    $11,182        $10,343
1/31/90      $10,420    $11,113        $10,449
2/28/90      $10,480    $11,154        $10,498
3/31/90      $10,510    $11,167        $10,556
4/30/90      $10,398    $11,130        $10,573
5/31/90      $10,671    $11,368        $10,597
6/30/90      $10,793    $11,519        $10,655
7/31/90      $10,964    $11,680        $10,695
8/31/90      $10,894    $11,638        $10,794
9/30/90      $10,974    $11,741        $10,884
10/31/90     $11,096    $11,905        $10,950
11/30/90     $11,318    $12,084        $10,974
12/31/90     $11,480    $12,251        $10,974
1/31/91      $11,652    $12,377        $11,039
2/28/91      $11,753    $12,453        $11,056
3/31/91      $11,813    $12,521        $11,073
4/30/91      $11,904    $12,650        $11,089
5/31/91      $11,995    $12,721        $11,122
6/30/91      $12,011    $12,731        $11,155
7/31/91      $12,178    $12,869        $11,171
8/31/91      $12,398    $13,113        $11,204
9/30/91      $12,649    $13,336        $11,253
10/31/91     $12,806    $13,488        $11,270
11/30/91     $12,890    $13,646        $11,303
12/31/91     $13,235    $13,978        $11,311
1/31/92      $13,046    $13,843        $11,328
2/29/92      $13,162    $13,886        $11,368
3/31/92      $13,067    $13,831        $11,426
4/30/92      $13,172    $13,955        $11,442
5/31/92      $13,465    $14,163        $11,458
6/30/92      $13,672    $14,367        $11,500
7/31/92      $13,953    $14,643        $11,524
8/31/92      $14,116    $14,792        $11,556
9/30/92      $14,278    $14,996        $11,588
10/31/92     $14,040    $14,816        $11,629
11/30/92     $14,072    $14,756        $11,645
12/31/92     $14,332    $14,946        $11,637
1/31/93      $14,635    $15,224        $11,694
2/28/93      $14,895    $15,448        $11,735
3/31/93      $14,971    $15,505        $11,776
4/30/93      $15,057    $15,626        $11,809
5/31/93      $15,101    $15,584        $11,826
6/30/93      $15,374    $15,810        $11,842
7/31/93      $15,476    $15,841        $11,842
8/31/93      $15,702    $16,077        $11,875
9/30/93      $15,702    $16,143        $11,900
10/31/93     $15,781    $16,182        $11,949
11/30/93     $15,577    $16,103        $11,957
12/31/93     $15,724    $16,169        $11,957
1/31/94      $15,928    $16,329        $11,990
2/28/94      $15,611    $16,105        $12,030
3/31/94      $15,058    $15,870        $12,071
4/30/94      $14,911    $15,767        $12,088
5/31/94      $14,934    $15,778        $12,097
6/30/94      $14,761    $15,781        $12,138
7/31/94      $15,129    $15,988        $12,171
8/31/94      $15,118    $16,034        $12,219
9/30/94      $14,809    $15,901        $12,252
10/31/94     $14,738    $15,904        $12,261
11/30/94     $14,738    $15,834        $12,277
12/31/94     $14,928    $15,887        $12,277
1/31/95      $15,260    $16,145        $12,326
2/28/95      $15,676    $16,457        $12,375
3/31/95      $15,759    $16,548        $12,416
4/30/95      $15,996    $16,740        $12,457
5/31/95      $16,697    $17,212        $12,482
6/30/95      $16,788    $17,322        $12,507
7/31/95      $16,737    $17,330        $12,507
8/31/95      $16,953    $17,473        $12,539
9/30/95      $17,132    $17,590        $12,565
10/31/95     $17,361    $17,783        $12,606
11/30/95     $17,590    $18,000        $12,597
12/31/95     $17,832    $18,178        $12,588
1/31/96      $17,947    $18,331        $12,663
2/29/96      $17,641    $18,137        $12,703
3/31/96      $17,514    $18,053        $12,769
4/30/96      $17,399    $18,001        $12,819
5/31/96      $17,323    $17,992        $12,843
6/30/96      $17,571    $18,175        $12,851
7/31/96      $17,613    $18,232        $12,875
8/31/96      $17,585    $18,252        $12,900
9/30/96      $17,928    $18,487        $12,941
10/31/96     $18,312    $18,790        $12,983
11/30/96     $18,587    $19,018        $13,007
12/31/96     $18,477    $18,915        $13,007



GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500 and the CPI, based on a $10,000 investment from 1/24/89 to 12/31/96.


Period Ending   Fund             Index           Index

1/24/89       $10,000           $10,000         $10,000
1/31/89       $10,020           $10,165         $10,011
2/28/89       $10,080            $9,912         $10,052
3/31/89       $10,150           $10,143         $10,110
4/30/89       $10,210           $10,669         $10,176
5/31/89       $10,610           $11,101         $10,234
6/30/89       $10,730           $11,038         $10,259
7/31/89       $11,260           $12,035         $10,283
8/31/89       $11,100           $12,271         $10,300
9/30/89       $11,160           $12,220         $10,333
10/31/89      $11,260           $11,937         $10,382
11/30/89      $11,500           $12,180         $10,407
12/31/89      $12,140           $12,473         $10,424
1/31/90       $11,680           $11,636         $10,531
2/28/90       $11,750           $11,786         $10,581
3/31/90       $11,668           $12,098         $10,639
4/30/90       $11,153           $11,797         $10,656
5/31/90       $11,607           $12,947         $10,680
6/30/90       $11,678           $12,860         $10,738
7/31/90       $11,839           $12,819         $10,779
8/31/90       $11,103           $11,660         $10,878
9/30/90       $11,113           $11,093         $10,969
10/31/90      $11,899           $11,045         $11,035
11/30/90      $12,192           $11,758         $11,060
12/31/90      $12,363           $12,086         $11,060
1/31/91       $12,232           $12,613         $11,126
2/28/91       $12,676           $13,515         $11,143
3/31/91       $12,888           $13,842         $11,159
4/30/91       $12,989           $13,876         $11,176
5/31/91       $12,968           $14,474         $11,210
6/30/91       $12,871           $13,811         $11,242
7/31/91       $13,379           $14,454         $11,259
8/31/91       $13,742           $14,797         $11,292
9/30/91       $14,218           $14,550         $11,341
10/31/91      $14,426           $14,745         $11,358
11/30/91      $14,706           $14,150         $11,391
12/31/91      $15,275           $15,769         $11,399
1/31/92       $14,757           $15,476         $11,416
2/29/92       $14,726           $15,676         $11,457
3/31/92       $14,633           $15,370         $11,516
4/30/92       $15,068           $15,822         $11,532
5/31/92       $15,358           $15,899         $11,548
6/30/92       $15,543           $15,662         $11,590
7/31/92       $16,378           $16,303         $11,614
8/31/92       $16,315           $15,969         $11,647
9/30/92       $16,389           $16,156         $11,679
10/31/92      $16,283           $16,211         $11,720
11/30/92      $16,304           $16,762         $11,736
12/31/92      $16,738           $16,968         $11,728
1/31/93       $17,003           $17,110         $11,786
2/28/93       $17,923           $17,343         $11,827
3/31/93       $18,082           $17,709         $11,868
4/30/93       $18,092           $17,281         $11,902
5/31/93       $18,018           $17,742         $11,918
6/30/93       $18,459           $17,793         $11,935
7/31/93       $18,826           $17,722         $11,935
8/31/93       $19,344           $18,394         $11,968
9/30/93       $19,247           $18,252         $11,993
10/31/93      $19,128           $18,630         $12,043
11/30/93      $18,221           $18,453         $12,051
12/31/93      $18,502           $18,676         $12,051
1/31/94       $18,124           $19,311         $12,084
2/28/94       $17,206           $18,788         $12,125
3/31/94       $16,602           $17,969         $12,166
4/30/94       $16,991           $18,199         $12,183
5/31/94       $16,105           $18,497         $12,191
6/30/94       $15,354           $18,044         $12,233
7/31/94       $16,142           $18,636         $12,266
8/31/94       $16,299           $19,400         $12,315
9/30/94       $15,894           $18,927         $12,348
10/31/94      $16,198           $19,353         $12,357
11/30/94      $16,288           $18,648         $12,373
12/31/94      $16,220           $18,924         $12,373
1/31/95       $17,165           $19,414         $12,422
2/28/95       $17,233           $20,171         $12,472
3/31/95       $16,985           $20,766         $12,513
4/30/95       $17,345           $21,377         $12,555
5/31/95       $18,301           $22,232         $12,580
6/30/95       $18,283           $22,748         $12,605
7/31/95       $18,319           $23,503         $12,605
8/31/95       $18,497           $23,562         $12,638
9/30/95       $19,545           $24,556         $12,663
10/31/95      $19,985           $24,468         $12,705
11/30/95      $20,318           $25,542         $12,696
12/31/95      $21,306           $26,035         $12,687
1/31/96       $21,687           $26,920         $12,762
2/29/96       $21,294           $27,170         $12,803
3/31/96       $21,282           $27,431         $12,869
4/30/96       $20,842           $27,834         $12,919
5/31/96       $21,306           $28,553         $12,944
6/30/96       $22,248           $28,661         $12,952
7/31/96       $21,081           $27,394         $12,976
8/31/96       $21,533           $27,972         $13,001
9/30/96       $21,658           $29,547         $13,043
10/31/96      $22,361           $30,363         $13,084
11/30/96      $22,763           $32,658         $13,109
12/31/96      $22,813           $32,011         $13,109



GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 5-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund        Index         Index

3/14/89       $10,000      $10,000       $10,000
3/31/89       $10,000      $10,040       $10,032
4/30/89       $10,000      $10,257       $10,097
5/31/89        $9,990      $10,571       $10,155
6/30/89       $10,560      $10,951       $10,179
7/31/89       $10,790      $11,344       $10,203
8/31/89       $10,460      $11,021       $10,220
9/30/89       $10,480      $11,066       $10,252
10/31/89      $10,910      $11,389       $10,302
11/30/89      $11,010      $11,534       $10,326
12/31/89      $11,080      $11,543       $10,343
1/31/90       $10,610      $11,346       $10,449
2/28/90       $10,600      $11,357       $10,498
3/31/90       $10,592      $11,356       $10,556
4/30/90       $10,170      $11,240       $10,573
5/31/90       $10,664      $11,582       $10,597
6/30/90       $10,932      $11,771       $10,655
7/31/90       $11,076      $11,979       $10,695
8/31/90       $10,582      $11,822       $10,794
9/30/90       $10,715      $11,935       $10,884
10/31/90      $10,973      $12,179       $10,950
11/30/90      $11,518      $12,504       $10,974
12/31/90      $11,734      $12,721       $10,974
1/31/91       $11,868      $12,850       $11,039
2/28/91       $11,889      $12,895       $11,056
3/31/91       $11,868      $12,943       $11,073
4/30/91       $12,064      $13,149       $11,089
5/31/91       $12,054      $13,190       $11,122
6/30/91       $11,987      $13,162       $11,155
7/31/91       $12,147      $13,350       $11,171
8/31/91       $12,615      $13,748       $11,204
9/30/91       $13,072      $14,100       $11,253
10/31/91      $13,157      $14,321       $11,270
11/30/91      $13,338      $14,566       $11,303
12/31/91      $13,933      $14,914       $11,311
1/31/92       $13,487      $14,668       $11,328
2/29/92       $13,572      $14,693       $11,368
3/31/92       $13,465      $14,546       $11,426
4/30/92       $13,519      $14,670       $11,442
5/31/92       $13,848      $15,035       $11,458
6/30/92       $14,249      $15,363       $11,500
7/31/92       $14,880      $15,802       $11,524
8/31/92       $15,080      $16,060       $11,556
9/30/92       $15,501      $16,410       $11,588
10/31/92      $15,102      $16,049       $11,629
11/30/92      $14,947      $15,869       $11,645
12/31/92      $15,379      $16,164       $11,637
1/31/93       $15,789      $16,659       $11,694
2/28/93       $16,387      $17,051       $11,735
3/31/93       $16,587      $17,124       $11,776
4/30/93       $16,664      $17,328       $11,809
5/31/93       $16,653      $17,239       $11,826
6/30/93       $17,308      $17,631       $11,842
7/31/93       $17,412      $17,645       $11,842
8/31/93       $17,863      $18,059       $11,875
9/30/93       $17,979      $18,148       $11,900
10/31/93      $18,129      $18,157       $11,949
11/30/93      $17,701      $17,974       $11,957
12/31/93      $17,863      $18,069       $11,957
1/31/94       $18,176      $18,324       $11,990
2/28/94       $17,528      $17,895       $12,030
3/31/94       $16,938      $17,433       $12,071
4/30/94       $16,729      $17,220       $12,088
5/31/94       $16,729      $17,233       $12,097
6/30/94       $16,694      $17,196       $12,138
7/31/94       $17,023      $17,513       $12,171
8/31/94       $17,023      $17,571       $12,219
9/30/94       $16,694      $17,272       $12,252
10/31/94      $16,596      $17,236       $12,261
11/30/94      $16,511      $17,101       $12,277
12/31/94      $16,621      $17,255       $12,277
1/31/95       $16,950      $17,422       $12,326
2/28/95       $17,475      $17,924       $12,375
3/31/95       $17,573      $17,998       $12,416
4/30/95       $17,829      $18,278       $12,457
5/31/95       $18,756      $19,149       $12,482
6/30/95       $18,909      $19,306       $12,507
7/31/95       $18,781      $19,211       $12,507
8/31/95       $18,998      $19,395       $12,539
9/30/95       $19,138      $19,543       $12,565
10/31/95      $19,482      $19,850       $12,606
11/30/95      $19,814      $20,219       $12,597
12/31/95      $20,056      $20,474       $12,588
1/31/96       $20,286      $20,697       $12,663
2/29/96       $19,890      $20,303       $12,703
3/31/96       $19,648      $20,046       $12,769
4/30/96       $19,495      $19,819       $12,819
5/31/96       $19,406      $19,722       $12,843
6/30/96       $19,637      $20,012       $12,851
7/31/96       $19,691      $19,694       $12,875
8/31/96       $19,664      $19,962       $12,900
9/30/96       $19,988      $20,331       $12,941
10/31/96      $20,435      $20,853       $12,983
11/30/96      $20,746      $21,214       $13,007
12/31/96      $20,543      $20,940       $13,007



GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 10-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending   Fund          Index        Index

3/14/89       $10,000        $10,000      $10,000
3/31/89       $10,000        $10,064      $10,032
4/30/89       $10,000        $10,339      $10,097
5/31/89       $10,070        $10,762      $10,155
6/30/89       $11,310        $11,405      $10,179
7/31/89       $11,290        $11,714      $10,203
8/31/89       $10,850        $11,360      $10,220
9/30/89       $10,870        $11,408      $10,252
10/31/89      $11,500        $11,874      $10,302
11/30/89      $11,580        $11,973      $10,326
12/31/89      $11,530        $11,972      $10,343
1/31/90       $10,630        $11,486      $10,449
2/28/90       $10,640        $11,460      $10,498
3/31/90       $10,598        $11,451      $10,556
4/30/90       $10,024        $11,131      $10,573
5/31/90       $10,746        $11,663      $10,597
6/30/90       $11,065        $11,939      $10,655
7/31/90       $11,171        $12,069      $10,695
8/31/90       $10,290        $11,498      $10,794
9/30/90       $10,502        $11,629      $10,884
10/31/90      $10,746        $12,005      $10,950
11/30/90      $11,521        $12,527      $10,974
12/31/90      $11,840        $12,809      $10,974
1/31/91       $11,978        $12,938      $11,039
2/28/91       $11,978        $12,955      $11,056
3/31/91       $11,893        $13,047      $11,073
4/30/91       $12,127        $13,260      $11,089
5/31/91       $11,999        $13,244      $11,122
6/30/91       $11,857        $13,151      $11,155
7/31/91       $12,066        $13,383      $11,171
8/31/91       $12,663        $13,914      $11,204
9/30/91       $13,292        $14,393      $11,253
10/31/91      $13,237        $14,462      $11,270
11/30/91      $13,303        $14,666      $11,303
12/31/91      $14,065        $15,468      $11,311
1/31/92       $13,579        $14,821      $11,328
2/29/92       $13,612        $14,910      $11,368
3/31/92       $13,513        $14,718      $11,426
4/30/92       $13,480        $14,658      $11,442
5/31/92       $13,976        $15,084      $11,458
6/30/92       $14,216        $15,437      $11,500
7/31/92       $15,016        $16,152      $11,524
8/31/92       $15,132        $16,334      $11,556
9/30/92       $15,711        $16,792      $11,588
10/31/92      $15,143        $16,303      $11,629
11/30/92      $15,271        $16,288      $11,645
12/31/92      $15,793        $16,852      $11,637
1/31/93       $16,291        $17,524      $11,694
2/28/93       $17,196        $18,210      $11,735
3/31/93       $17,358        $18,261      $11,776
4/30/93       $17,346        $18,516      $11,809
5/31/93       $17,346        $18,414      $11,826
6/30/93       $18,520        $19,425      $11,842
7/31/93       $18,724        $19,585      $11,842
8/31/93       $19,360        $20,333      $11,875
9/30/93       $19,564        $20,575      $11,900
10/31/93      $19,840        $20,661      $11,949
11/30/93      $19,084        $19,973      $11,957
12/31/93      $19,300        $20,149      $11,957
1/31/94       $19,864        $20,737      $11,990
2/28/94       $18,748        $19,748      $12,030
3/31/94       $17,728        $18,733      $12,071
4/30/94       $17,452        $18,439      $12,088
5/31/94       $17,416        $18,347      $12,097
6/30/94       $17,163        $18,209      $12,138
7/31/94       $17,691        $18,732      $12,171
8/31/94       $17,641        $18,764      $12,219
9/30/94       $16,999        $18,088      $12,252
10/31/94      $16,899        $17,956      $12,261
11/30/94      $16,999        $18,042      $12,277
12/31/94      $17,314        $18,356      $12,277
1/31/95       $17,704        $18,841      $12,326
2/28/95       $18,295        $19,566      $12,375
3/31/95       $18,446        $19,701      $12,416
4/30/95       $18,862        $20,085      $12,457
5/31/95       $20,497        $21,768      $12,482
6/30/95       $20,647        $22,056      $12,507
7/31/95       $20,279        $21,692      $12,507
8/31/95       $20,712        $22,121      $12,539
9/30/95       $21,080        $22,486      $12,565
10/31/95      $21,657        $23,055      $12,606
11/30/95      $22,248        $23,761      $12,597
12/31/95      $22,812        $24,341      $12,588
1/31/96       $22,891        $24,392      $12,663
2/29/96       $21,802        $23,233      $12,703
3/31/96       $21,461        $22,787      $12,769
4/30/96       $21,067        $22,251      $12,819
5/31/96       $20,830        $22,109      $12,843
6/30/96       $21,295        $22,604      $12,851
7/31/96       $21,295        $22,598      $12,875
8/31/96       $21,101        $22,353      $12,900
9/30/96       $21,670        $23,017      $12,941
10/31/96      $22,531        $23,959      $12,983
11/30/96      $23,197        $24,776      $13,007
12/31/96      $22,698        $24,129      $13,007



GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of the fund's shares with the Merrill Lynch 20-Year Zero Index and the CPI, based on a $10,000 investment from 3/14/89 to 12/31/96.


Period Ending      Fund          Index        Index

3/14/89          $10,000        $10,000      $10,000
3/31/89          $10,000        $10,109      $10,032
4/30/89          $10,000        $10,494      $10,097
5/31/89          $10,000        $11,218      $10,155
6/30/89          $11,290        $12,388      $10,179
7/31/89          $11,250        $12,458      $10,203
8/31/89          $10,790        $11,840      $10,220
9/30/89          $10,860        $11,945      $10,252
10/31/89         $11,630        $12,745      $10,302
11/30/89         $11,720        $12,972      $10,326
12/31/89         $11,610        $12,904      $10,343
1/31/90          $10,580        $11,934      $10,449
2/28/90          $10,530        $11,668      $10,498
3/31/90          $10,400        $11,557      $10,556
4/30/90           $9,652        $10,869      $10,573
5/31/90          $10,617        $11,932      $10,597
6/30/90          $11,064        $12,425      $10,655
7/31/90          $11,136        $12,374      $10,695
8/31/90           $9,912        $11,011      $10,794
9/30/90          $10,150        $11,240      $10,884
10/31/90         $10,358        $11,566      $10,950
11/30/90         $11,271        $12,608      $10,974
12/31/90         $11,676        $12,940      $10,974
1/31/91          $11,853        $13,206      $11,039
2/28/91          $11,811        $13,087      $11,056
3/31/91          $11,666        $13,182      $11,073
4/30/91          $11,946        $13,421      $11,089
5/31/91          $11,686        $13,267      $11,122
6/30/91          $11,412        $13,000      $11,155
7/31/91          $11,619        $13,273      $11,171
8/31/91          $12,362        $14,056      $11,204
9/30/91          $13,061        $14,781      $11,253
10/31/91         $12,864        $14,549      $11,270
11/30/91         $12,744        $14,670      $11,303
12/31/91         $13,749        $15,854      $11,311
1/31/92          $13,246        $15,164      $11,328
2/29/92          $13,290        $15,233      $11,368
3/31/92          $13,235        $14,986      $11,426
4/30/92          $13,050        $14,715      $11,442
5/31/92          $13,759        $15,337      $11,458
6/30/92          $13,776        $15,380      $11,500
7/31/92          $14,598        $16,413      $11,524
8/31/92          $14,679        $16,359      $11,556
9/30/92          $14,923        $16,307      $11,588
10/31/92         $14,378        $15,968      $11,629
11/30/92         $14,772        $16,341      $11,645
12/31/92         $15,467        $17,034      $11,637
1/31/93          $15,792        $17,595      $11,694
2/28/93          $16,707        $18,677      $11,735
3/31/93          $17,054        $18,546      $11,776
4/30/93          $16,881        $18,774      $11,809
5/31/93          $16,985        $18,956      $11,826
6/30/93          $18,058        $20,442      $11,842
7/31/93          $18,664        $21,338      $11,842
8/31/93          $19,617        $22,712      $11,875
9/30/93          $19,778        $22,639      $11,900
10/31/93         $20,162        $23,054      $11,949
11/30/93         $19,332        $22,125      $11,957
12/31/93         $19,407        $22,047      $11,957
1/31/94          $20,186        $22,929      $11,990
2/28/94          $18,788        $21,356      $12,030
3/31/94          $17,662        $20,013      $12,071
4/30/94          $17,365        $19,496      $12,088
5/31/94          $17,092        $18,900      $12,097
6/30/94          $16,534        $18,599      $12,138
7/31/94          $17,392        $19,779      $12,171
8/31/94          $17,041        $19,179      $12,219
9/30/94          $16,248        $18,101      $12,252
10/31/94         $16,131        $17,996      $12,261
11/30/94         $16,417        $18,436      $12,277
12/31/94         $16,924        $19,119      $12,277
1/31/95          $17,366        $19,856      $12,326
2/28/95          $17,886        $20,479      $12,375
3/31/95          $18,068        $20,733      $12,416
4/30/95          $18,561        $21,191      $12,457
5/31/95          $20,862        $24,264      $12,482
6/30/95          $20,964        $24,591      $12,507
7/31/95          $20,415        $23,898      $12,507
8/31/95          $21,018        $24,842      $12,539
9/30/95          $21,527        $25,562      $12,565
10/31/95         $22,532        $26,984      $12,606
11/30/95         $23,295        $27,998      $12,597
12/31/95         $24,166        $29,297      $12,588
1/31/96          $24,112        $29,016      $12,663
2/29/96          $22,264        $26,341      $12,703
3/31/96          $21,728        $25,335      $12,769
4/30/96          $21,152        $24,417      $12,819
5/31/96          $20,951        $24,420      $12,843
6/30/96          $21,596        $25,270      $12,851
7/31/96          $21,553        $25,204      $12,875
8/31/96          $21,077        $24,370      $12,900
9/30/96          $21,928        $25,583      $12,941
10/31/96         $23,155        $27,320      $12,983
11/30/96         $24,224        $28,946      $13,007
12/31/96         $23,516        $27,643      $13,007